-------------
RUSSELL FUNDS
-------------

                                                FRANK RUSSELL INVESTMENT COMPANY

2000 ANNUAL REPORT

Class C, E, AND S SHARES

DIVERSIFIED EQUITY FUND
SPECIAL GROWTH FUND
EQUITY INCOME FUND
QUANTITATIVE EQUITY FUND
INTERNATIONAL SECURITIES FUND
EMERGING MARKETS FUND
REAL ESTATE SECURITIES FUND
SHORT TERM BOND FUND
DIVERSIFIED BOND FUND
MULTISTRATEGY BOND FUND
TAX EXEMPT BOND FUND

CLASS C AND S SHARES

TAX-MANAGED LARGE CAP FUND
 (FORMERLY EQUITY T FUND)
TAX-MANAGED SMALL CAP FUND

OCTOBER 31, 2000




                                      [LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

                    FRANK RUSSELL INVESTMENT COMPANY

                    Frank Russell Investment Company
                    is a "series mutual fund" with 29
                    different investment portfolios.
                    These financial statements report
                    on thirteen Funds, each of which
                    has distinct investment objectives
                    and strategies.


                    FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

                    Responsible for overall management
                    and administration of the Funds.


                    FRANK RUSSELL COMPANY

                    Consultant to Frank Russell Investment
                    Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY

                                 RUSSELL FUNDS

                                 ANNUAL REPORT

                                OCTOBER 31, 2000

                               TABLE OF CONTENTS
                                                                            Page

Letter to Our Client...................................................        2

Diversified Equity Fund................................................        3

Special Growth Fund....................................................       21

Equity Income Fund.....................................................       41

Quantitative Equity Fund...............................................       57

International Securities Fund..........................................       73

Emerging Markets Fund..................................................       95

Real Estate Securities Fund............................................      113

Short Term Bond Fund...................................................      123

Diversified Bond Fund..................................................      137

Multistrategy Bond Fund................................................      159

Tax Exempt Bond Fund...................................................      187

Tax-Managed Large Cap Fund.............................................      203

Tax-Managed Small Cap Fund.............................................      213

Notes to Financial Statements..........................................      232

Report of Independent Accounts.........................................      248

Tax Information........................................................      249

Manager, Money Managers and Service Providers..........................      250


FRANK RUSSELL INVESTMENT COMPANY - RUSSELL FUNDS
Copyright (C) Frank Russell Company 2000. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the company, charges, and expenses. The Prospectus should be read carefully, before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



We are pleased to present the Frank Russell Investment Company 2000 Annual Report. This report covers information on ten of the Funds and represents our eighteenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 2000, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1999 we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. Class Y shares of the Institutional Funds were opened for investment, and the LifePoints(R) Funds added Class S shares during 2000. Additionally, the Tax-Managed Global Equity Fund was opened for investment in January 2000, providing a diversified asset-allocated product to compliment the existing tax-managed Russell funds.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 2001 and continuing to earn your support.

Sincerely,

/s/ Lynn L. Anderson

Lynn L. Anderson.
Chairman of the Board
Frank Russell Investment Company

DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide income and capital growth by investing principally in equity securities.

INVESTS IN: Primarily US equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of eleven managers with three separate and distinct investment styles.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

       DATES           DIVERSIFIED EQUITY - CLASS S        RUSSELL 1000(R)**

     Inception*                   $10,000                        $10,000
        1991                      $13,441                        $13,659
        1992                      $14,652                        $15,127
        1993                      $17,073                        $17,515
        1994                      $17,665                        $18,058
        1995                      $21,943                        $22,935
        1996                      $26,953                        $28,192
        1997                      $35,931                        $37,168
        1998                      $41,651                        $44,495
        1999                      $51,294                        $55,878
        2000                      $53,093                        $60,939

                        YEARLY PERIODS ENDED OCTOBER 31

DIVERSIFIED EQUITY FUND - CLASS S                                        DIVERSIFIED EQUITY FUND - CLASS C++++

   PERIODS ENDED         GROWTH OF             TOTAL                        PERIODS ENDED        GROWTH OF             TOTAL
      10/31/00            $10,000             RETURN                          10/31/00            $10,000             RETURN
--------------------------------------------------------                 -------------------------------------------------------
      1 Year              $10,351              3.51%                          1 Year              $10,250              2.50%
      5 Years             $24,196             19.31%(S)                       5 Years             $23,593             18.71%(S)
      10 Years            $53,093             18.16%(S)                       10 Years            $51,768             17.86%(S)


DIVERSIFIED EQUITY FUND - CLASS E++                                      RUSSELL 1000(R) INDEX

   PERIODS ENDED         GROWTH OF             TOTAL                        PERIODS ENDED        GROWTH OF             TOTAL
      10/31/00            $10,000             RETURN                          10/31/00            $10,000             RETURN
--------------------------------------------------------                 -------------------------------------------------------
      1 Year              $10,323              3.23%                          1 Year              $10,906              9.06%
      5 Years             $23,881             19.00%(S)                       5 Years             $26,571             21.59%(S)
      10 Years            $52,402             18.00%(S)                       10 Years            $60,939             19.81%(S)

3 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Diversified Equity Fund Class S, Class E and Class C shares lost 4.28%, 4.49% and 5.07%, respectively. This compared to a gain of 0.28% for the Russell 1000(R) Index.

The Fund's performance reflected the impact of both general stock market transitions and Fund-specific manager changes implemented during the period. During the first quarter of the year, active managers faced challenges from a narrowly focused stock market that emphasized technology stocks at the expense of most other sectors. During the last six months of the period, the market trends reversed, ending with a value bias and a decidedly unfavorable climate for technology. This reversal coupled with the Fund's new manager lineup, helped produce solid late-period results.

PORTFOLIO HIGHLIGHTS
In a period that was highlighted by significant market volatility and sharp switches in style and sector leadership, the Fund's structure was enhanced in keeping with a changing market and index environment. After careful analysis, in March 2000 the Fund's manager lineup was modified. Strong Capital Management, a growth-stock manager with a mid-cap bias, and Turner Investment Partners, a concentrated, large-cap growth manager were added to the Fund. Lincoln Capital Management Company, a growth manager, and Trinity Investment Management Corp., a value manager were terminated. At the same time, Barclays' assignment was modified to focus more narrowly on value and eliminate midcap exposure, which had become redundant under the new manager lineup. The Fund's manager structure now includes a broader cap exposure on the growth side and a more diversified value strategy.

The Fund trailed its benchmark during the first quarter as it felt the impact of transition costs related to hiring the new managers. This effect on Fund results also drove down performance through much of the remaining period. The last several months of the period, however, provided a positive validation of the changes implemented earlier in the year. Within the volatile Technology sector, the Fund successfully de-emphasized personal computer and semiconductor stocks such as Dell, Intel and Microsoft, while emphasizing rapidly growing Internet infrastructure and fiber optics companies, such as Juniper, I2, and Integrated Device Technology.

During the last three months of the period, the Fund's new manager lineup also captured significant opportunity in both growth and value styles during the stock market's unexpected switch from growth to value stocks. The Fund's late-period positive performance reflected the potential benefits of broader cap exposure in growth and a more diversified value strategy.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                   October 31, 2000

General Electric Co.                                         3.8%
Cisco Systems, Inc.                                          2.6
Citigroup, Inc.                                              2.5
Exxon Mobil Corp.                                            1.9
Pfizer, Inc.                                                 1.8
EMC Corp.                                                    1.6
Sun Microsystems, Inc.                                       1.5
Merck & Co., Inc.                                            1.5
American International Group, Inc.                           1.4
SBC Communications, Inc.                                     1.3


PORTFOLIO CHARACTERISTICS
                                                October 31, 2000

Current P/E Ratio                                          23.7x
Portfolio Price/Book Ratio                                  4.7x
Market Capitalization - $-Weighted Average            109.33 Bil
Number of Holdings                                           718


MONEY MANAGERS                                   STYLE

Alliance Capital Management L.P.            Growth
Barclays Global Fund Advisors               Market-Oriented
Equinox Capital Management, Inc.            Value
Jacobs Levy Equity Management, Inc.         Market-Oriented
Marsico Capital Management, LLC             Growth
Peachtree Asset Management                  Market-Oriented
Sanford C. Bernstein & Co., Inc.            Value
Strong Capital Management, Inc.             Growth
Suffolk Capital Management, Inc.            Market-Oriented
Turner Investment Partners, Inc.            Growth
Westpeak Investment Advisors, LP            Market-Oriented

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Diversified Equity Fund Class S assumes initial investment on November 1,
     1990.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $1.6 billion. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Diversified Equity Fund Class S performance has been linked with Class E to provide historical perspective. For the period May 26, 1997 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Diversified Equity Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Diversified Equity Fund 4

DIVERSIFIED EQUITY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                 MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                    -------      -------

COMMON STOCKS - 95.4%
AUTO AND TRANSPORTATION - 1.8%
Airborne Freight Corp.                                1,100           11
AMR Corp. (a)                                        35,200        1,153
ArvinMeritor, Inc.                                    8,925          149
AutoNation, Inc. (a)                                 53,900          364
AutoZone, Inc. (a)                                   14,600          391
Bandag, Inc.                                          1,600           57
Burlington Northern, Inc.                            47,420        1,260
CNF Transportation, Inc.                                600           16
Continental Airlines, Inc. Class B (a)               43,600        2,289
Cooper Tire & Rubber Co.                              9,700          106
Delphi Automotive Systems Corp.                      21,587          339
Delta Air Lines, Inc.                                74,500        3,520
Eaton Corp.                                           6,100          415
Expeditors International of Washington, Inc.          1,000           52
FedEx Corp. (a)                                      18,200          853
Ford Motor Co.                                      169,705        4,434
GATX Corp.                                            2,200           93
General Motors Corp.                                 64,232        3,990
Genuine Parts Co.                                     4,910          105
Harley-Davidson, Inc.                                17,300          834
Hertz Corp. Class A                                   2,400           79
Hunt (JB) Transportation Services, Inc.               7,200           94
Kansas City Southern Industries, Inc. (a)             1,850           16
KLM Royal Dutch Airlines (a)                         66,800        1,211
Lear Corp. (a)                                       44,700        1,218
Norfolk Southern Corp.                               10,500          148
Northwest Airlines Corp. Class A (a)                 53,600        1,521
PACCAR, Inc.                                          1,560           66
Ryder System, Inc.                                      200            4
Southwest Airlines Co.                                2,300           66
Swift Transportation Co., Inc. (a)                    1,300           18
Trinity Industries, Inc.                                900           22
UAL Corp.                                            63,390        2,404
Union Pacific Corp.                                  26,940        1,262
Visteon Corp.                                         6,085          107
                                                                 -------
                                                                  28,667
                                                                 -------

CONSUMER DISCRETIONARY - 8.9%
Abercrombie & Fitch Co. Class A (a)                     100            2
AC Nielsen Corp. (a)                                  7,900          189
Advo Systems, Inc. (a)                                3,300          121
Alberto Culver Co. Class B                            3,800          128
AT&T Corp. - Liberty Media Group Class A (a)        484,974        8,730
Avon Products, Inc.                                   5,100          247
Banta Corp.                                           5,100          118
Bed Bath & Beyond, Inc. (a)                          47,500        1,223
Best Buy Co. (a)                                      7,000          351
BJ's Wholesale Club, Inc. (a)                         1,900           63
Black & Decker Corp.                                 27,900        1,050
Brinker International, Inc. (a)                       8,700          341
Brunswick Corp.                                      18,700          363
Callaway Golf Co.                                     3,200           51
Carnival Corp.                                       25,800          640
Catalina Marketing Corp. (a)                          2,700          106
CBRL Group, Inc.                                      4,200           75
Cendant Corp. (a)                                    59,500          714
Circuit City Stores - Circuit City Group              4,800           64
Clear Channel Communications, Inc. (a)               75,232        4,519
Convergys Corp. (a)                                   9,400          409
Costco Wholesale Corp. (a)                          105,886        3,878
Darden Restaurants, Inc.                             26,300          592
Diamond Technology Partners, Inc. (a)                   700           31
Disney (Walt) Co.                                   275,640        9,871
Dollar Tree Stores, Inc. (a)                         25,300          988
Donnelley (R.R.) & Sons Co.                          24,400          525
Eastman Kodak Co.                                    16,700          749
EchoStar Communications Corp. Class A (a)             1,400           63
Energizer Holdings, Inc. (a)                         10,099          199
Federated Department Stores, Inc. (a)                23,100          752
Fluor Corp.                                           6,200          217
Fortune Brands, Inc.                                  7,600          224
Four Seasons Hotels, Inc.                            36,768        2,684
Gannett Co., Inc.                                    29,900        1,734
Gap, Inc.                                             7,300          188
Harcourt General, Inc.                                4,000          224
Harrah's Entertainment, Inc. (a)                     13,700          392
Hasbro, Inc.                                          5,100           55
Home Depot, Inc. (The)                              308,606       13,270
Houghton Mifflin Co.                                    200            7
Infinity Broadcasting Corp. Class A (a)              14,200          472
Interpublic Group Cos., Inc.                         13,400          575
JC Penney & Co., Inc.                                 2,400           28
Kelly Services, Inc. Class A                            900           20
Kimberly-Clark Corp.                                 69,900        4,613
Kmart Corp. (a)                                      46,500          276
Knight-Ridder, Inc.                                   9,950          500
Kohl's Corp. (a)                                    219,810       11,911
Lancaster Colony Corp.                                1,300           31
Land's End, Inc. (a)                                    200            5
Learning Tree International, Inc. (a)                 2,800          126
Limited, Inc. (The)                                  36,000          909
Linens 'N Things, Inc. (a)                           78,800        2,423
Liz Claiborne, Inc.                                   8,100          344
Lowe's Cos., Inc.                                    45,400        2,074

5 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                  MARKET
                                                     NUMBER        VALUE
                                                       OF          (000)
                                                     SHARES          $
                                                    -------      -------

May Department Stores Co.                            34,660          910
Maytag Corp.                                          1,400           40
McDonald's Corp.                                     44,800        1,389
McGraw-Hill, Inc.                                     8,800          565
MGM Grand, Inc.                                       6,300          218
Neiman Marcus Group, Inc. (The) Class A (a)           2,100           78
New York Times Co. Class A                           27,600        1,014
Newell Rubbermaid, Inc.                               5,100           98
NIKE, Inc. Class B                                    3,700          148
NTL, Inc. (a)                                         2,900          127
Office Depot, Inc. (a)                               24,600          204
Omnicom Group, Inc.                                  28,101        2,592
PanAmSat Corp. (a)                                    1,300           43
Park Place Entertainment Corp. (a)                   32,900          419
Payless ShoeSource, Inc. (a)                          3,700          214
Penton Media, Inc.                                    2,300           70
Pier 1 Imports, Inc.                                 13,500          179
Pittston Brink's Group                                5,600           89
Pixar, Inc. (a)                                         100            3
Plantronics, Inc. (a)                                 5,900          269
Reebok International, Ltd. (a)                        1,300           28
Robert Half International, Inc. (a)                  53,400        1,629
Ross Stores, Inc.                                       600            8
Russell Corp.                                           800           13
Sabre Holdings, Corp.                                 7,500          251
Safeguard Scientifics, Inc. (a)                       4,200           65
Saks, Inc. (a)                                        6,200           63
Scholastic Corp. (a)                                  1,400          112
Sears Roebuck & Co.                                  40,600        1,207
Shaw Industries, Inc.                                 6,900          128
Sirius Satellite Radio, Inc. (a)                      1,100           55
Stanley Works (The)                                   8,600          229
Starbucks Corp. (a)                                     600           27
Starwood Hotels & Resorts Worldwide, Inc.             4,400          130
Target Corp.                                         38,600        1,066
Tiffany & Co.                                        73,703        3,146
Time Warner, Inc.                                    87,400        6,635
TJX Cos., Inc.                                          900           25
Toys "R" Us, Inc. (a)                                17,500          301
Tribune Co.                                          48,300        1,790
Tricon Global Restaurants, Inc. (a)                   2,100           63
Tupperware Corp.                                     11,300          194
United Stationers, Inc. (a)                           3,600          108
UnitedGlobalCom, Inc. Class A (a)                     1,600           51
Univision Communications, Inc. Class A (a)              400           15
USA Networks, Inc. (a)                              199,900        4,035
V.F. Corp.                                            5,600          153
Valassis Communications, Inc. (a)                       500           14
Venator Group, Inc. (a)                               4,500           64
Viacom, Inc. Class B (a)                            200,114       11,381
Viad Corp.                                            1,800           39
Wal-Mart Stores, Inc.                               290,789       13,196
Wallace Computer Services, Inc.                       8,300          121
Wendy's International, Inc.                          16,200          353
Westwood One, Inc. (a)                               12,900          245
Whirlpool Corp.                                      16,310          710
Zale Corp. (a)                                       50,160        1,700
                                                                 -------
                                                                 138,473
                                                                 -------
Consumer Staples - 4.7%
Albertson's, Inc.                                    13,000          308
Anheuser-Busch Cos., Inc.                           186,380        8,527
Campbell Soup Co.                                     7,100          208
Clorox Co. (The)                                     50,000        2,231
Coca-Cola Co. (The)                                  52,700        3,182
Coca-Cola Enterprises, Inc.                             500            9
Colgate-Palmolive Co.                                68,300        4,013
ConAgra, Inc.                                        39,070          835
Coors (Adolph) Co. Class B                            6,100          388
Delhaize America, Inc.                                7,912          135
Dreyers Grand Ice Cream, Inc.                           800           20
General Mills, Inc.                                   4,500          188
Gillette Co. (The)                                    7,700          269
Heinz (H.J.) Co.                                     76,570        3,211
IBP, Inc.                                            18,700          385
Interstate Bakeries Corp.                             8,600          120
Keebler Foods Co.                                     5,700          231
Kroger Co. (The) (a)                                114,800        2,590
McCormick & Co., Inc.                                11,200          355
Nabisco Group Holdings Corp.                         11,500          332
Nabisco Holdings Corp. Class A                        2,000          108
Pepsi Bottling Group, Inc. (The)                     65,113        2,255
PepsiCo, Inc.                                       216,770       10,500
Philip Morris Cos., Inc.                            216,530        7,930
Procter & Gamble Co.                                118,200        8,444
Quaker Oats Co. (The)                                18,000        1,468
R.J. Reynolds Tobacco Holdings, Inc.                 24,100          862
Ralston-Purina Group                                 50,700        1,229
Safeway, Inc. (a)                                    65,200        3,566
Sara Lee Corp.                                       23,200          500
Smithfield Foods, Inc. (a)                            3,400           98
SuperValu, Inc.                                      13,300          204
SYSCO Corp.                                          44,380        2,316
Tyson Foods, Inc. Class A                            11,300          126
UST Corp.                                             5,900          149
Walgreen Co.                                        104,000        4,745
Winn-Dixie Stores, Inc.                              14,700          283
Wrigley (Wm.), Jr. Co.                                5,000          396
                                                                 -------
                                                                  72,716
                                                                 -------

                                                       Diversified Equity Fund 6

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                  MARKET
                                                     NUMBER        VALUE
                                                       OF          (000)
                                                     SHARES          $
                                                    -------      -------

FINANCIAL SERVICES - 18.3%
Aetna, Inc.                                          12,900          746
Affiliated Managers Group, Inc. (a)                   3,900          234
AFLAC, Inc.                                          27,600        2,017
Allmerica Financial Corp.                             1,600          101
Allstate Corp.                                       76,200        3,067
Ambac Financial Group, Inc.                           5,800          463
American Express Co.                                143,915        8,635
American General Corp.                               41,400        3,333
American International Group, Inc.                  230,027       22,543
AmeriCredit Corp. (a)                                 8,000          215
AmSouth Bancorp                                      19,100          266
AON Corp.                                            34,700        1,438
Apartment Investment & Management Co. Class A (e)     9,600          439
Associates First Capital Corp. Class A               88,000        3,267
Astoria Financial Corp.                               7,940          298
AXA Financial, Inc.                                  19,700        1,065
BancWest Corp.                                        1,200           25
Bank of America Corp.                               226,928       10,907
Bank of New York Co., Inc.                           58,700        3,379
Bank One Corp.                                      122,900        4,486
BB&T Corp.                                           20,800          663
Bear Stearns Companies Inc. (The)                    18,339        1,112
Block (H&R), Inc.                                     2,800          100
Catellus Development Corp. (a)                        3,200           58
Charter One Financial, Inc.                          39,565          908
Chase Manhattan Corp.                               126,825        5,771
Chubb Corp. (The)                                    24,950        2,107
CIGNA Corp.                                          35,100        4,280
Cincinnati Financial Corp.                            8,600          316
CIT Group, Inc.                                     110,500        1,927
Citigroup, Inc.                                     737,417       38,807
CNA Financial Corp. (a)                               4,320          158
Colonial BancGroup, Inc.                              4,200           37
Comerica, Inc.                                        9,300          561
Commerce Bancshares, Inc.                               700           25
Compass Bancshares, Inc.                              4,000           73
Concord EFS, Inc. (a)                                23,600          974
Conseco, Inc.                                        53,500          371
Countrywide Credit Industries, Inc.                   9,060          339
Crescent Real Estate Equities, Inc. (e)              12,300          248
Dime Bancorp, Inc.                                    1,900           46
Donaldson, Lufkin & Jenrette, Inc.                    4,800          431
Dow Jones & Co., Inc.                                44,800        2,638
Duke-Weeks Realty Corp. (e)                          13,900          329
Edwards (A.G.), Inc.                                  5,500          279
Equity Office Properties Trust (e)                   14,264          430
Equity Residential Properties Trust (e)               1,400           66
Erie Indemnity Co. Class A                              500           14
Everest Re Group, Ltd.                                  900           53
Federal Home Loan Mortgage Corp.                     90,800        5,448
Federal National Mortgage Association               175,600       13,521
Federated Investors, Inc. Class B                     5,400          157
FelCor Lodging Trust, Inc. (e)                       10,800          237
FINOVA Group, Inc.                                    3,700            9
First Data Corp.                                     47,400        2,376
First Tennessee National Corp.                        1,300           30
First Union Corp.                                    49,300        1,494
Firstar Corp.                                        32,100          632
FleetBoston Financial Corp.                         267,190       10,153
Franchise Finance Corp. of America                    6,400          130
Franklin Resources, Inc.                             67,000        2,870
Fulton Financial Corp.                                2,535           55
Gallagher (Arthur J.) & Co.                           2,000          126
General Growth Properties, Inc. (e)                     800           24
Golden State Bancorp, Inc.                            5,610          147
Golden West Financial Corp.                          43,970        2,465
Goldman Sachs Group, Inc.                            59,927        5,981
Greater Bay Bancorp                                   2,400           78
Greenpoint Financial Corp.                            8,370          249
Hartford Financial Services Group, Inc. (The)        52,000        3,871
Heller Financial, Inc. Class A                        2,610           76
Hibernia Corp. Class A (a)                            9,300          111
Household International, Inc.                        64,500        3,245
Jefferson-Pilot Corp.                                13,300          914
John Hancock Financial Services, Inc. (a)               900           28
KeyCorp                                              46,520        1,148
Lehman Brothers Holdings, Inc.                      122,402        7,895
Liberty Property Trust (e)                              400           11
Lincoln National Corp.                               56,500        2,733
Loews Corp.                                          15,520        1,411
Marsh & McLennan Cos., Inc.                          37,700        4,929
Marshall & Ilsley Corp.                               3,000          136
MBIA, Inc.                                            4,470          325
MBNA Corp.                                          268,900       10,101
Mellon Financial Corp.                               56,600        2,731
Merrill Lynch & Co., Inc.                           185,743       13,002
MGIC Investment Corp.                                20,300        1,383
MONY Group, Inc. (The)                                5,900          243
Moody's Corp. (a)                                    14,860          391
Morgan (J.P.) & Co., Inc.                            26,500        4,386
Morgan Stanley Dean Witter & Co.                    134,220       10,780
National City Corp.                                  49,240        1,053
National Commerce Bancorp                             2,700           57
Nationwide Financial Services, Inc. Class A             300           15
New Dun & Bradstreet Corp. (The) (a)                  7,430          161
North Fork Bancorp, Inc.                              4,000           81
Northern Trust Corp.                                 31,500        2,685

7 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                  MARKET
                                                     NUMBER        VALUE
                                                       OF          (000)
                                                     SHARES          $
                                                    -------      -------

Old Kent Financial Corp.                              3,165           88
Old Republic International Corp.                     25,700          668
Paine Webber Group, Inc.                              7,900          563
Paychex, Inc.                                        61,600        3,492
PMI Group, Inc. (The)                                 1,800          133
PNC Bank Corp.                                       52,900        3,538
Popular, Inc.                                         1,900           53
Price (T. Rowe) & Associates, Inc.                   20,000          935
Providian Financial Corp.                            21,600        2,246
Radian Group, Inc.                                    4,400          312
Regions Financial Corp.                               8,900          209
Reinsurance Group Of America                            800           30
SAFECO Corp.                                          7,660          185
SEI Corp.                                             3,200          290
Silicon Valley Bancshares (a)                         9,800          452
Simon Property Group, Inc. (e)                        8,700          194
SouthTrust Corp.                                     15,910          515
Sovereign Bancorp, Inc.                              22,900          190
Spieker Properties, Inc. (e)                            300           17
St. Paul Cos., Inc.                                  66,880        3,428
State Street Corp.                                   12,600        1,572
Stilwell Financial, Inc.                             27,300        1,223
Summit Bancorp                                        6,210          233
SunTrust Banks, Inc.                                 12,800          625
TCF Financial Corp.                                  17,800          720
Torchmark Corp.                                       3,300          110
Transatlantic Holdings, Inc.                            950           88
U.S. Bancorp                                         50,700        1,226
Union Planters Corp.                                  3,400          115
UnionBanCal Corp.                                    13,300          279
UnumProvident Corp.                                  26,600          751
USA Education, Inc.                                  11,800          659
Wachovia Corp.                                        5,400          292
Waddell & Reed Financial, Inc. Class A                7,150          227
Washington Mutual, Inc.                              85,420        3,757
Wells Fargo Co.                                      98,172        4,546
Wilmington Trust Corp.                                  100            5
XL Capital, Ltd. Class A                              7,100          545
                                                                 -------
                                                                 284,640
                                                                 -------

HEALTH CARE - 12.4%
Abbott Laboratories                                 215,070       11,358
Allergan, Inc.                                        2,800          235
ALZA Corp. (a)                                       32,000        2,590
American Home Products Corp.                        106,690        6,775
Amgen, Inc. (a)                                      73,600        4,260
Bard (C.R.), Inc.                                     3,500          147
Bausch & Lomb, Inc.                                   3,400          131
Baxter International, Inc.                          109,665        9,013
Becton, Dickinson & Co.                              68,900        2,308
Bergen Brunswig Corp. Class A                         9,900           90
Boston Scientific Corp. (a)                          18,100          288
Bristol-Myers Squibb Co.                            185,410       11,298
Cardinal Health, Inc.                                62,400        5,912
Chiron Corp. (a)                                        300           13
Covance, Inc. (a)                                     2,500           22
DENTSPLY International, Inc.                          8,300          288
Elan Corp. PLC - ADR (a)                             79,600        4,134
First Health Group Corp. (a)                          2,300           90
Forest Labs, Inc. (a)                                32,560        4,314
Foundation Health Systems, Inc. (a)                  14,100          285
Genentech, Inc. (a)                                 128,452       10,597
Genzyme Corp. (a)                                     1,900          135
Gilead Sciences, Inc. (a)                             1,300          112
Guidant Corp. (a)                                    49,064        2,597
HCA-The Healthcare Co.                              130,540        5,213
HEALTHSOUTH Corp. (a)                                10,300          124
Human Genome Sciences, Inc. (a)                      15,200        1,343
Humana, Inc. (a)                                     14,170          172
ICOS Corp. (a)                                          600           31
IVAX Corp. (a)                                       48,350        2,103
Johnson & Johnson                                   184,650       17,011
Lilly (Eli) & Co.                                    16,600        1,484
MedImmune, Inc. (a)                                     231           15
Medtronic, Inc.                                      32,800        1,781
Merck & Co., Inc.                                   258,056       23,209
Millennium Pharmaceuticals, Inc. (a)                 24,000        1,742
MiniMed, Inc. (a)                                     7,700          562
PacifiCare Health Systems, Inc. (a)                   8,500           88
PE Corp. - PE Biosystems Group                       33,700        3,943
Perrigo Co. (a)                                       5,100           33
Pfizer, Inc.                                        646,837       27,935
Pharmacia Corp.                                     114,481        6,296
Priority Healthcare Corp. Class B (a)                37,862        2,030
Quest Diagnostics, Inc. (a)                           2,700          260
Schering-Plough Corp.                                97,100        5,019
St. Jude Medical, Inc. (a)                           17,800          979
Steris Corp. (a)                                      5,600           84
Stryker Corp.                                         5,300          250
SYNAVANT, Inc. (a)                                      630            3
Techne Corp. (a)                                      2,600          290
Tenet Healthcare Corp.                               46,380        1,823
Trigon Healthcare, Inc. (a)                           7,400          530
United Health Corp (a)                               53,200        5,819
Universal Health Services, Inc. Class B (a)          13,800        1,157
Varian Medical Systems, Inc. (a)                      3,600          176
Watson Pharmaceuticals, Inc. (a)                     15,200          952
Wellpoint Health Networks, Inc. (a)                  26,000        3,041
                                                                 -------
                                                                 192,490
                                                                 -------

                                                       Diversified Equity Fund 8

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                  MARKET
                                                     NUMBER       VALUE
                                                       OF         (000)
                                                     SHARES         $
                                                    -------       ------
INTEGRATED OILS - 3.7%
Amerada Hess Corp.                                   43,890        2,721
Ashland, Inc.                                         6,960          228
Burlington Resources, Inc.                            7,900          284
Chevron Corp.                                        58,680        4,819
Coastal Corp.                                        27,200        2,052
Conoco, Inc. Class B                                128,825        3,502
Exxon Mobil Corp.                                   334,671       29,848
Helmerich & Payne, Inc.                               3,700          116
Murphy Oil Corp.                                      4,100          238
Occidental Petroleum Corp.                           79,600        1,582
Phillips Petroleum Co.                               70,130        4,331
Texaco, Inc.                                         41,450        2,448
Unocal Corp.                                         78,100        2,666
USX-Marathon Group                                  109,000        2,964
                                                                  ------
                                                                  57,799
                                                                  ------

MATERIALS AND PROCESSING - 3.2%
Air Products & Chemicals, Inc.                       73,900        2,757
AK Steel Holding Corp.                                3,100           29
Albemarle Corp.                                       8,000          186
Alcoa, Inc.                                         102,352        2,936
American Standard Cos., Inc. (a)                     14,600          670
Archer-Daniels-Midland Co.                           43,089          474
Avery Dennison Corp.                                    200           10
Barrick Gold Corp.                                    7,300           98
Bemis Co., Inc.                                       5,600          145
Boise Cascade Corp.                                     100            3
Bowater, Inc.                                         7,300          395
Centex Corp.                                         19,500          722
Dow Chemical Co.                                    125,801        3,853
du Pont (E.I.) de Nemours & Co.                      85,785        3,892
Eastman Chemical Co.                                 10,400          446
Ecolab, Inc.                                          1,300           51
Engelhard Corp.                                      11,400          238
FMC Corp. (a)                                         2,000          152
Fort James Corp.                                      4,900          161
Freeport-McMoRan Copper & Gold, Inc.
    Class A (a)                                         400            3
    Class B (a)                                       2,600           21
Georgia-Pacific Group                                17,510          471
Granite Construction, Inc.                              200            5
Harsco Corp.                                          2,700           55
Illinois Tool Works, Inc.                             4,600          256
IMC Global, Inc.                                     10,200          132
International Paper Co.                              21,851          800
Johns Manville Corp.                                  8,500           78
Kaufman & Broad Home Corp.                            7,740          230
Lafarge Corp.                                         2,300           43
Longview Fibre Co.                                    2,900           40
Louisiana Pacific Corp.                               5,200           44
Lyondell Petrochemical Co.                            8,300          119
Masco Corp.                                           4,300           80
Minnesota Mining & Manufacturing Co.                 79,700        7,701
Nucor Corp.                                           5,400          187
Phelps Dodge Corp.                                    2,800          131
PPG Industries, Inc.                                  6,100          272
Praxair, Inc.                                        64,930        2,419
Precision Castparts Corp.                               200            8
Rayonier, Inc.                                          300           11
Rohm & Haas Co.                                       4,800          144
Sherwin-Williams Co.                                 34,300          744
Sigma Aldrich Corp.                                   8,300          297
Smurfit-Stone Container Corp. (a)                     2,400           32
Southdown, Inc.                                         100            7
Standard Register Co.                                 1,500           18
Timken Co.                                            7,900          111
Tyco International, Ltd.                            261,905       14,847
Union Carbide Corp.                                  10,000          430
US Industries, Inc.                                   1,600           14
USX-U.S. Steel Group                                    300            5
Waters Corp. (a)                                     17,200        1,248
Westvaco Corp.                                       22,000          627
Weyerhaeuser Co.                                     27,050        1,269
Willamette Industries, Inc.                           7,500          271
                                                                  ------
                                                                  50,388
                                                                  ------

OTHER ENERGY - 2.1%
AES Corp. (a)                                        50,680        2,863
Anadarko Petroleum Corp.                             54,850        3,513
Apache Corp.                                         15,400          852
Baker Hughes, Inc.                                   16,100          553
BP Amoco PLC - ADR                                   67,312        3,429
Constellation Energy Group                           13,000          542
Devon Energy Corp.                                    1,188           60
El Paso Energy Corp.                                 70,410        4,414
ENSCO International, Inc.                            39,600        1,317
EOG Resources, Inc.                                  14,800          583
Flowserve Corp.                                       3,400           68
Halliburton Co.                                       3,900          145
Kerr-McGee Corp.                                     16,900        1,104
Mitchell Energy & Development Corp. Class A           3,100          143
Nabors Industries, Inc. (a)                          25,800        1,313
Noble Drilling Corp. (a)                              6,200          258
Ocean Energy, Inc. (a)                                8,300          115
Pioneer Natural Resources Co. (a)                     3,100           40
R&B Falcon Corp. (a)                                 21,200          530
Rowan Cos., Inc. (a)                                  3,800           96
Schlumberger, Ltd.                                    5,600          426
Sempra Energy                                        44,200          914

9 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                 MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                  ---------      -------

Smith International, Inc. (a)                         1,100           78
Sunoco, Inc.                                         19,150          573
Tidewater, Inc.                                         100            5
Tosco Corp.                                          25,000          716
Transocean Sedco Forex, Inc.                         46,600        2,470
TXU Corp.                                            88,610        3,284
Ultramar Diamond Shamrock Corp.                      48,860        1,283
Valero Energy Corp.                                  17,600          582
Vintage Petroleum, Inc.                               5,500          116
Weatherford International, Inc. (a)                     800           28
                                                                 -------
                                                                  32,413
                                                                 -------

PRODUCER DURABLES - 8.0%
AMETEK, Inc.                                            100            2
Applied Materials, Inc. (a)                         109,400        5,812
B.F. Goodrich Co.                                    19,020          779
Beckman Coulter, Inc.                                 3,700          259
Boeing Co. (The)                                    139,313        9,447
Caterpillar, Inc.                                    13,700          480
Celestica, Inc. (a)                                  46,410        3,336
Clayton Homes, Inc.                                     800            7
Cooper Industries, Inc.                               3,300          126
Crane Co.                                             4,900          128
D.R. Horton, Inc.                                     9,701          179
Danaher Corp.                                         3,900          246
Deere & Co.                                          26,800          987
Dover Corp.                                          33,900        1,439
Emerson Electric Co.                                 90,400        6,639
General Dynamics Corp.                               54,884        3,928
General Electric Co.                              1,090,001       59,746
Honeywell International, Inc.                        92,012        4,951
Ingersoll-Rand Co.                                   65,250        2,463
ITT Industries, Inc.                                 17,760          578
Johnson Controls, Inc.                               12,200          727
Kennametal, Inc.                                      7,500          220
KLA Tencor Corporation (a)                            3,200          108
Koninklijke (Royal) Philips Electronics (a)          74,651        2,981
Lennar Corp.                                          6,500          209
Littlefuse, Inc. (a)                                  2,100           61
Litton Industries, Inc. (a)                           3,900          203
Lockheed Martin Corp.                                76,000        2,725
Mettler-Toledo International, Inc. (a)                4,200          196
Molex, Inc.                                           1,424           77
Northrop Grumman Corp.                                9,500          798
Pall Corp.                                            9,700          209
Parker-Hannifin Corp.                                14,980          620
Pitney Bowes, Inc.                                    6,800          202
Plexus Corp. (a)                                      3,500          221
Pulte Corp.                                           6,430          214
Raytheon Co. Class B                                 22,900          783
Republic Services, Inc. (a)                           4,400           59
Rockwell International Corp.                         12,800          503
Sawtek, Inc. (a)                                        100            5
Solectron Corp. (a)                                  44,130        1,942
SPX Corp. (a)                                           500           62
Stewart & Stevenson Services, Inc.                    4,800          115
Technitrol, Inc.                                      4,000          444
Tektronix, Inc.                                       3,000          214
Teradyne, Inc. (a)                                    1,800           56
Textron, Inc.                                        49,070        2,475
Thermo Electron Corp. (a)                               750           22
United Technologies Corp.                            95,700        6,681
Waste Management, Inc.                               19,400          388
Xerox Corp.                                          11,200           94
                                                                 -------
                                                                 125,146
                                                                 -------

TECHNOLOGY - 24.0%
3Com Corp. (a)                                       36,300          642
Adobe Systems, Inc.                                  36,632        2,784
Advanced Micro Devices, Inc. (a)                     18,500          419
Agilent Technologies, Inc. (a)                        1,100           51
Alliance Semiconductor Corp. (a)                      3,700           74
Altera Corp. (a)                                     12,600          515
America Online, Inc. (a)                            148,820        7,505
Analog Devices, Inc. (a)                             81,118        5,273
Andrew Corp. (a)                                      7,600          200
Apple Computer, Inc. (a)                             12,600          246
Applied Micro Circuits Corp. (a)                     58,980        4,512
Arrow Electronics, Inc. (a)                          72,300        2,314
At Home Corp. Series A (a)                            3,600           37
Atmel Corp. (a)                                     125,400        1,865
Automatic Data Processing, Inc.                      62,205        4,063
Avnet, Inc.                                           9,600          258
AVX Corp.                                            15,200          435
BEA Systems, Inc. (a)                                68,150        4,886
Broadcom Corp. Class A (a)                           10,690        2,377
Brocade Communications Systems, Inc. (a)             34,410        7,824
Cabletron Systems, Inc. (a)                          13,900          377
Cadence Design Systems, Inc. (a)                      3,400           87
Check Point Software Technologies, Ltd. (a)          21,370        3,384
CIENA Corp. (a)                                      59,900        6,293
Cirrus Logic, Inc. (a)                                2,100           90
Cisco Systems, Inc. (a)                             753,522       40,596
CMGI, Inc. (a)                                       14,700          248
CNET Networks, Inc. (a)                              66,500        2,091
Comdisco, Inc.                                        3,800           47
Commerce One, Inc. New (a)                            2,900          186
COMPAQ Computer Corp.                               159,300        4,844

                                                      Diversified Equity Fund 10

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                 MARKET
                                                     NUMBER       VALUE
                                                       OF         (000)
                                                     SHARES         $
                                                    -------      -------

Computer Associates International, Inc.             113,100        3,605
Computer Sciences Corp. (a)                          31,300        1,972
Comverse Technology, Inc. (a)                        28,380        3,170
Corning, Inc.                                       175,523       13,428
Critical Path, Inc. (a)                              30,700        1,489
Dell Computer Corp. (a)                              21,500          633
DST Systems, Inc. (a)                                 7,200          444
EarthLink, Inc. (a)                                  73,131          478
Electronic Data Systems Corp.                        68,600        3,220
EMC Corp. (a)                                       291,481       25,960
Exar Corp. (a)                                        3,000          134
Exodus Communications, Inc. (a)                       5,900          198
Extreme Networks, Inc. (a)                              300           25
Fairchild Semiconductor Corp.
   Class A (a)                                       24,200          510
Flextronics International, Ltd. (a)                 153,982        5,842
Galileo International, Inc.                           2,400           47
General Motors Corp. Class H (a)                     29,701          962
GTECH Holdings Corp. (a)                              7,300          126
Hewlett-Packard Co.                                 112,000        5,201
i2 Technologies, Inc. (a)                            38,130        6,480
Ikon Office Solutions, Inc.                           5,400           18
IMS Health, Inc.                                     11,000          260
Integrated Device Technology, Inc. (a)               23,200        1,306
Intel Corp.                                         187,732        8,436
International Business Machines Corp.               115,060       11,333
International Game Technology (a)                    12,000          440
Internet Capital Group, Inc. New (a)                  6,000           79
Intuit, Inc. (a)                                      2,800          172
JDS Uniphase Corp. (a)                              114,600        9,333
Juniper Networks, Inc. (a)                           68,500       13,405
Keane, Inc. (a)                                       3,800           49
Kemet Corp. (a)                                      25,000          697
Lam Research Corp. (a)                               55,000        1,059
Lattice Semiconductor Corp. (a)                      71,100        2,080
Linear Technology Corp.                              27,000        1,742
LSI Logic Corp. (a)                                  66,100        2,173
Lucent Technologies, Inc.                            35,500          828
MarchFirst, Inc. (a)                                 10,900           63
Maxim Integrated Products, Inc. (a)                   7,300          484
Mercury Interactive Corp. (a)                         1,900          211
Metromedia Fiber Network, Inc. Class A (a)           13,900          264
Microchip Technology, Inc. (a)                       48,750        1,542
Micron Technology, Inc. (a)                          47,100        1,637
Microsoft Corp. (a)                                 186,670       12,857
Motorola, Inc.                                      116,900        2,915
National Semiconductor Corp. (a)                      5,500          143
NCR Corp. (a)                                         2,500          108
Network Appliance, Inc. (a)                          35,290        4,200
New Focus, Inc. New (a)                                 200           13
Nortel Networks Corp.                               307,235       13,979
Novell, Inc. (a)                                      2,900           26
ONI Systems Corp. New (a)                            22,850        1,852
Oracle Systems Corp. (a)                            478,419       15,788
Palm, Inc. New (a)                                   74,393        3,985
PeopleSoft, Inc. (a)                                    400           17
PerkinElmer, Inc.                                       500           60
PMC - Sierra, Inc. (a)                               22,550        3,832
Quantum Corp. - DLT & Storage Systems (a)            10,400          156
Qwest Communications International, Inc. (a)        116,450        5,662
RadioShack, Corp.                                     4,800          286
Rational Software Corp. (a)                           5,400          322
Sandisk Corp. (a)                                    28,000        1,503
Sanmina Corp. (a)                                    32,713        3,740
SCI Systems, Inc. (a)                                 3,000          129
Seagate Technology (a)                                9,200          643
Siebel Systems, Inc. (a)                             72,970        7,657
Silicon Storage Technology, Inc. (a)                  3,900           89
Sony Corp. - ADR                                     18,845        1,564
Storage Technology Corp. (a)                          4,600           45
Structural Dynamics Research Corp. (a)                4,000           41
Sun Microsystems, Inc. (a)                          211,716       23,461
SunGard Data Systems (a)                              4,800          245
Sybase, Inc. (a)                                      3,500           73
Symantec Corp. (a)                                   44,300        1,728
Tech Data Corp. (a)                                   5,600          233
Texas Instruments, Inc.                              22,800        1,119
Total Systems Services, Inc.                          4,700           78
Unisys Corp. (a)                                     14,400          183
VeriSign, Inc. (a)                                    2,900          382
Veritas Software Corp. (a)                           46,560        6,561
Verizon Communications                              292,812       16,927
Vishay Intertechnology, Inc. (a)                     20,200          605
Vitesse Semiconductor Corp. (a)                      27,000        1,886
Xilinx, Inc. (a)                                      8,300          600
Yahoo!, Inc. (a)                                     38,100        2,230
                                                                 -------
                                                                 373,981
                                                                 -------

UTILITIES - 8.3%
ADC Telecommunications, Inc. (a)                        300            6
Adelphia Communications Corp. (a)                    10,600          352
Allegheny Energy, Inc.                               10,680          437
Alliant Energy Corp.                                  5,900          179
Alltel Corp.                                         11,600          747
Amdocs, Ltd. (a)                                     21,300        1,381
Ameren Corp.                                         15,570          619

11 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                                 MARKET
                                                    NUMBER       VALUE
                                                      OF         (000)
                                                    SHARES         $
                                                    -------    ---------

American Electric Power Co., Inc.                    19,400          805
AT&T Corp.                                          310,672        7,204
AT&T Wireless Group New (a)                         159,400        3,975
BellSouth Corp.                                     168,400        8,136
BroadWing, Inc. (a)                                  62,000        1,752
C&D Technologies, Inc.                               10,800          639
Cable Design Technologies Corp. (a)                   5,300          122
Cablevision Systems Corp. Class A (a)                 3,000          224
Calpine Corp. (a)                                    53,340        4,211
Centennial Cellular Corp. Class A (a)                 1,600           31
CenturyTel, Inc.                                     76,000        2,926
Cinergy Corp.                                        16,020          491
Citizens Communications Co. (a)                      14,400          209
Columbia Energy Group                                 2,800          201
Comcast Corp. Special Class A (a)                   181,000        7,364
Consolidated Edison Inc.                             13,400          472
Cox Communications, Inc. Class A (a)                  6,100          269
Dominion Resources, Inc.                             21,500        1,281
DPL, Inc.                                            16,600          471
DTE Energy Co.                                        6,300          228
Duke Energy Corp.                                     5,900          510
Dynegy, Inc. Class A                                 66,100        3,061
Edison International                                 12,000          287
Energy East Corp.                                       300            6
Enron Corp.                                         117,890        9,674
Entergy Corp.                                        26,040          998
Exelon Corp. (a)                                     22,150        1,332
FirstEnergy Corp.                                    64,100        1,659
Florida Progress Corp.                               17,700          941
FPL Group, Inc.                                      34,600        2,284
GPU, Inc.                                            14,510          480
KeySpan Corp.                                        19,400          683
Level 3 Communications, Inc. (a)                      1,900           90
MCN Energy Group, Inc.                                3,100           76
Nokia Corp. - ADR                                   139,891        5,980
Northeast Utilities                                  21,400          436
OGE Energy Corp.                                        600           12
PG&E Corp.                                          134,460        3,622
Pinnacle West Capital Corp.                          11,900          517
Powerwave Technologies, Inc. (a)                        600           29
PPL Corp.                                            85,300        3,513
Public Service Enterprise Group, Inc.                32,800        1,361
Questar Corp.                                         4,000          108
Redback Networks, Inc. (a)                           21,360        2,263
Reliant Energy, Inc.                                 41,920        1,732
SBC Communications, Inc.                            363,926       20,994
SCANA Corp.                                             700           19
SDL, Inc. (a)                                        16,770        4,347
Southern Co.                                         33,200          975
Southern Energy, Inc. New (a)                        22,188          605
Sprint Corp. (Fon Group)                             59,700        1,522
Sprint Corp. (PCS Group) (a)                         31,500        1,201
Telephone & Data Systems, Inc.                        4,100          433
TyCom, Ltd. New (a)                                   5,700          191
UtiliCorp United, Inc.                                6,630          176
Viacom, Inc. Class A (a)                              1,300           74
Vodafone Group PLC - ADR                            130,300        5,546
West TeleServices Corp. (a)                             900           22
Western Resources, Inc.                               3,900           83
Williams Cos. (The)                                  43,600        1,822
Wisconsin Energy Corp.                               18,600          349
WorldCom, Inc. (a)                                  122,500        2,901
Xcel Energy, Inc.                                    33,555          857
                                                               ---------
                                                                 128,503
                                                               ---------

TOTAL COMMON STOCKS
(cost $1,251,069)                                              1,485,216
                                                               ---------


                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)
                                                       $
                                                   ---------

SHORT-TERM INVESTMENTS - 5.7%
Frank Russell Investment Company Money Market        80,034       80,034
   Fund, due on demand (b)
United States Treasury Bills (b)(c)(d)
   5.925% due 12/21/00                                4,200        4,165
   5.940% due 12/21/00                                5,000        4,959
                                                               ---------

TOTAL SHORT-TERM INVESTMENTS
(cost $89,158)                                                    89,158
                                                               ---------

TOTAL INVESTMENTS - 101.1%
(identified cost $1,340,227)                                   1,574,374

OTHER ASSETS AND LIABILITIES,
NET - (1.1%)                                                     (16,734)
                                                               ---------

NET ASSETS - 100.0%                                            1,557,640
                                                               =========

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted is yield-to-maturity from date of acquisition.
(e)  Real Estate Investment Trust (REIT).

Abbreviations:

ADR - American Depository Receipt

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Equity Fund 12

DIVERSIFIED EQUITY FUND

                                                                October 31, 2000

                                                            UNREALIZED
                                             NUMBER        APPRECIATION
                                               OF         (DEPRECIATION)
                                            CONTRACTS          (000)
                                            ---------      -------------

S&P 500 Index                                  204         $     (2,220)
   expiration date 12/00

S&P Midcap 400 Index
   expiration date 12/00                        67                  215
                                                           ------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                     $     (2,005)
                                                           ============

See accompanying notes which are an integral part of the financial statements.

13 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,340,227) ......................   $ 1,574,374
Cash ....................................................................         1,448
Receivables:
   Dividends ............................................................         1,291
   Investments sold .....................................................        33,978
   Fund shares sold .....................................................         3,150
   From Advisor .........................................................            34
   Daily variation margin on futures contracts ..........................         1,855
Prepaid expenses ........................................................            10
                                                                            -----------

      Total assets ......................................................     1,616,140

LIABILITIES
Payables:
   Investments purchased ..................................   $    54,532
   Fund shares redeemed ...................................         2,595
   Accrued fees to affiliates .............................         1,201
   Other accrued expenses .................................           172
                                                              -----------

      Total liabilities .................................................        58,500
                                                                            -----------

NET ASSETS ..............................................................   $ 1,557,640
                                                                            ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                        $   116,642
Unrealized appreciation (depreciation) on:
   Investments ..........................................................       234,147
   Futures contracts ....................................................        (2,005)
Shares of beneficial interest ...........................................           308
Additional paid-in capital ..............................................     1,208,548
                                                                            -----------

NET ASSETS ..............................................................   $ 1,557,640
                                                                            ===========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($21,525,935 divided by 429,457 shares of $.01 par value
      shares of beneficial interest outstanding) ........................   $     50.12
                                                                            ===========
   Class E ($19,666,185 divided by 389,034 shares of $.01 par value
      shares of beneficial interest outstanding) ........................   $     50.55
                                                                            ===========
   Class S ($1,516,447,540 divided by 29,996,007 shares of $.01 par
      shares of beneficial interest outstanding) ........................   $     50.55
                                                                            ===========

  See Accompanying notes which are an integral part of the financial statements.

                                                      Diversified Equity Fund 14

DIVERSIFIED EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands


                                                            TEN MONTHS            YEAR
                                                               ENDED              ENDED
                                                         OCTOBER 31, 2000   DECEMBER 31, 2000
                                                         ----------------   -----------------

INVESTMENT INCOME
   Dividends ........................................... $         12,972   $          16,888
   Dividends from Money Market Fund ....................            4,857               3,899
   Interest ............................................              313                 446
                                                         ----------------   -----------------

      Total investment income ..........................           18,142              21,233
                                                         ----------------   -----------------

EXPENSES
   Advisory fees .......................................            9,446              10,643
   Administrative fees .................................              652                 734
   Custodian fees ......................................              643                 711
   Distribution fees - Class C .........................              115                  49
   Transfer agent fees .................................            1,094               1,263
   Professional fees ...................................              103                  52
   Registration fees ...................................              147                 182
   Shareholder servicing fees - Class C ................               38                  16
   Shareholder servicing fees - Class E ................               32                  31
   Trustees' fees ......................................               19                  10
   Miscellaneous .......................................              133                 123
                                                         ----------------   -----------------

   Expenses before reductions ..........................           12,422              13,814
   Expense reductions ..................................              (15)                 --
                                                         ----------------   -----------------

      Expenses, net ....................................           12,407              13,814
                                                         ----------------   -----------------

Net investment income ..................................            5,735               7,419
                                                         ----------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments .........................................           27,177             246,363
   Futures contracts ...................................           (1,131)             11,461
   Foreign currency-related transactions ...............                1                  --
                                                         ----------------   -----------------
                                                                   26,047             257,824
                                                         ----------------   -----------------

Net change in unrealized appreciation (depreciation) on:
   Investments .........................................          (92,253)            (16,913)
   Futures contracts ...................................           (7,253)              1,995
   Foreign currency-related transactions ...............               (1)                 --
                                                         ----------------   -----------------
                                                                  (99,507)            (14,918)
                                                         ----------------   -----------------

Net realized and unrealized gain (loss) ................          (73,460)            242,906
                                                         ----------------   -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .. $        (67,725)  $         250,325
                                                         ================   =================

See accompanying notes which are an integral part of the financial statements.

15 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                          TEN MONTHS
                                                                             ENDED            YEAR ENDED            YEAR ENDED
                                                                       OCTOBER 31, 2000    DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                       ----------------    -----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income ..........................................       $     5,735          $     7,419          $     7,673
   Net realized gain (loss) .......................................            26,047              257,824               92,820
   Net change in unrealized appreciation (depreciation) ...........           (99,507)             (14,918)             174,452
                                                                          -----------          -----------          -----------

      Net increase (decrease) in net assets from operations .......           (67,725)             250,325              274,945
                                                                          -----------          -----------          -----------

DISTRIBUTIONS
   From net investment income
      Class C .....................................................                --                   (1)                  --
      Class E .....................................................               (47)                 (23)                  (9)
      Class S .....................................................            (5,444)              (8,208)              (7,563)
   From net realized gain
      Class C .....................................................              (375)              (1,313)                  --
      Class E .....................................................              (303)              (1,234)                (334)
      Class S .....................................................           (35,620)            (152,916)             (66,093)
                                                                          -----------          -----------          -----------

         Net decrease in net assets from distributions ............           (41,789)            (163,695)             (73,999)
                                                                          -----------          -----------          -----------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions ..            69,489              135,012              129,618
                                                                          -----------          -----------          -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .......................           (40,025)             221,642              330,564

NET ASSETS
   Beginning of period ............................................         1,597,665            1,376,023            1,045,459
                                                                          -----------          -----------          -----------
   End of period (including undistributed net investment income of
      $109 at December 31, 1998) ..................................       $ 1,557,640          $ 1,597,665          $ 1,376,023
                                                                          ===========          ===========          ===========

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Equity Fund 16

DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS -  CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                         2000*              1999*
                                                                                     -------------      -------------

NET ASSET VALUE, BEGINNING OF PERIOD .............................................   $       54.13      $       52.04
                                                                                     -------------      -------------

INCOME FROM OPERATIONS
   Net investment income (loss)(a) ...............................................            (.24)              (.20)
   Net realized and unrealized gain (loss) .......................................           (2.55)              8.14
                                                                                     -------------      -------------

      Total income from operations ...............................................           (2.79)              7.94
                                                                                     -------------      -------------

DISTRIBUTIONS
   From net investment income ....................................................              --               (.03)
   From net realized gain ........................................................           (1.22)             (5.82)
                                                                                     -------------      -------------

      Total distributions ........................................................           (1.22)             (5.85)
                                                                                     -------------      -------------

NET ASSET VALUE, END OF PERIOD ...................................................   $       50.12      $       54.13
                                                                                     =============      =============

TOTAL RETURN (%)(B) ..............................................................           (5.07)             15.83

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                                                 21,526             14,787

   Ratios to average net assets (%)(c):
      Operating expenses .........................................................            1.94               1.94
      Net investment income ......................................................            (.56)              (.41)

   Portfolio turnover rate (%) ...................................................          141.75             110.36

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.


17 Diversified Equity Fund

DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    YEARS ENDED DECEMBER 31,
                                                            ---------------------------------------
                                                  2000*          1999          1998        1997**
                                              ------------- ------------- ------------ ------------

NET ASSET VALUE, BEGINNING OF PERIOD ......   $       54.43 $       51.40 $      43.64 $      45.55
                                              ------------- ------------- ------------ ------------
INCOME FROM OPERATIONS
   Net investment income (a) ..............             .08           .13          .10          .06
   Net realized and unrealized gain (loss)            (2.57)         8.81        10.34         7.97
                                              ------------- ------------- ------------ ------------
      Total income from operations ........           (2.49)         8.94        10.44         8.03
                                              ------------- ------------- ------------ ------------
DISTRIBUTIONS
   From net investment income .............            (.17)         (.09)        (.08)        (.07)
   From net realized gain .................           (1.22)        (5.82)       (2.60)       (9.87)
                                              ------------- ------------- ------------ ------------
      Total distributions .................           (1.39)        (5.91)       (2.68)       (9.94)
                                              ------------- ------------- ------------ ------------
NET ASSET VALUE, END OF PERIOD ............   $       50.55 $       54.43 $      51.40 $      43.64
                                              ============= ============= ============ ============
TOTAL RETURN (%)(b) .......................           (4.49)        17.95        24.59        15.99

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)          19,666        12,958        9,007        2,839

   Ratios to average net assets (%)(c):
      Operating expenses ..................            1.19          1.19         1.33         1.63
      Net investment income ...............             .19           .23          .21          .10

   Portfolio turnover rate (%) ............          141.75        110.36       100.31       114.11

*    For the ten months ended October 31, 2000.
**   For the period May 27, 1997 (commencement of sale) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                      Diversified Equity Fund 18

DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------------
                                                   2000*          1999           1998          1997         1996           1995
                                              ------------   ------------   ------------   -----------   ----------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD ......   $      54.33   $      51.39   $      43.64   $     41.45   $    38.62     $    32.26
                                              ------------   ------------   ------------   -----------   ----------     ----------

INCOME FROM OPERATIONS
   Net investment income (a) ..............            .19            .28            .30           .37          .48            .60
   Net realized and unrealized gain (loss)           (2.57)          8.79          10.34         12.06         8.15          10.63
                                              ------------   ------------   ------------   -----------   ----------     ----------

      Total income from operations ........          (2.38)          9.07          10.64         12.43         8.63          11.23
                                              ------------   ------------   ------------   -----------   ----------     ----------

DISTRIBUTIONS
   From net investment income .............           (.18)          (.31)          (.29)         (.37)        (.48)          (.60)
   From net realized gain .................          (1.22)         (5.82)         (2.60)        (9.87)       (5.32)         (4.27)
                                              ------------   ------------   ------------   -----------   ----------     ----------

      Total distributions .................          (1.40)         (6.13)         (2.89)       (10.24)       (5.80)         (4.87)
                                              ------------   ------------   ------------   -----------   ----------     ----------

NET ASSET VALUE, END OF PERIOD ............   $      50.55   $      54.33   $      51.39   $     43.64   $    41.45     $    38.62
                                              ============   ============   ============   ===========   ==========     ==========

TOTAL RETURN (%)(b) .......................          (4.28)         18.21          25.11         31.32        23.29          35.17

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)      1,516,448      1,569,920      1,367,016     1,042,620      699,691        530,645

   Ratios to average net assets (%)(c):
      Operating expenses ..................            .94            .93            .91           .92          .94            .95
      Net investment income ...............            .45            .51            .62           .80         1.18           1.56

   Portfolio turnover rate (%) ............         141.75         110.36         100.31        114.11        99.90          92.53

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

19 Diversified Equity Fund

SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than the Diversified Equity Fund.

INVESTS IN: Primarily small capitalization and "emerging growth-type" US equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of eight small capitalization stock fund managers with three separate and distinct investment styles.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

        DATES              SPECIAL GROWTH - CLASS S         RUSSELL 2500(TM)**

     Inception*                   $ 10,000                      $ 10,000
           1991                   $ 15,328                      $ 15,765
           1992                   $ 16,375                      $ 17,516
           1993                   $ 20,919                      $ 22,388
           1994                   $ 21,000                      $ 22,797
           1995                   $ 24,706                      $ 27,668
           1996                   $ 29,877                      $ 32,867
           1997                   $ 39,266                      $ 42,438
           1998                   $ 35,796                      $ 39,171
           1999                   $ 42,297                      $ 46,222
           2000                   $ 53,463                      $ 56,979

Total                             $309,027                      $333,811

                        YEARLY PERIODS ENDED OCTOBER 31

SPECIAL GROWTH FUND - CLASS S                     SPECIAL GROWTH FUND - CLASS C ++++

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-----------------------------------------         -----------------------------------------
1 Year         $12,640      26.40%                1 Year         $12,515      25.15%
5 Years        $21,639      16.68%(S)             5 Years        $21,034      16.01%(S)
10 Years       $53,463      18.23%(S)             10 Years       $51,968      17.90%(S)


SPECIAL GROWTH FUND - CLASS E ++                  RUSSELL 2500(TM) INDEX

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-----------------------------------------         -----------------------------------------
1 Year         $12,611      26.11%                1 Year         $12,327      23.27%
5 Years        $21,305      16.31%(S)             5 Years        $20,593      15.54%(S)
10 Years       $52,636      18.05%(S)             10 Years       $56,979      19.01%(S)

21 Special Growth Fund

SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the total returns for the Special Growth Fund Class S, Class E and Class C shares were 9.76%, 9.53%, and 8.83%, respectively. This compares favorably with the Russell 2500(TM) Index, which gained 5.26% for the same period.

PORTFOLIO HIGHLIGHTS
An extremely narrow market characterized the first quarter of the year, with much of the performance generated by a small universe of stocks across several sectors. Due to the Fund's broadly diversified investment strategy, this environment proved to be particularly challenging. However, the Fund's approach was rewarded during the last six months of the fiscal period, as the markets finally broadened, although frequently changing favor between value and growth styles. The volatility associated with this style leadership rotation was, in part, mitigated by the Fund's strategic diversification.

A 50 basis point interest rate increase from the Federal Reserve Board (the Fed) in May increased investor concerns, and dealt a particularly harsh blow to technology and telecommunications stocks. While the interest rate hike was the Fed's final increase for the period, technology and telecommunications issues maintained their high volatility and generally performed poorly through the end of October. The Fund's diversification, which included an overweight allocation to the Energy sector during that period, helped offset some of the disappointing Technology stock returns.

The Fund's managers, particularly those with a growth-style mandate, showed a strong mid-cap bias during the last three months of the period. This made a positive contribution to returns, as most of this period's earnings strength occurred within mid-cap equities. The mid-cap bias was based on stock fundamentals rather than a long-term, tactical bias toward mid cap issues, and the Fund's managers ended the fiscal period with what appeared to be a shift toward smaller cap issues.

During the ten months of the period, the Fund's investment managers were realigned. In March, CapitalWorks, a manager with a focus on higher growth and higher valuations was retained. This move helped eliminate any inadvertent bets against the higher growth segment of the market. Subsequently, during the second quarter, the Fund's returns were boosted as CapitalWorks outperformed. At the same time, the Fund terminated Wellington, as their portfolio fell below the market cap of the Russell 2500(TM) Index.

During the final two months of the period, David J. Greene and Co., a small-cap value manager, was added to the Fund's lineup.

Greene's concentrated stock picking strategy is complimentary to the other two value managers, Jacobs Levy Equity Management, Inc. and Delphi Management, Inc. Within the growth segment of the Fund, Fiduciary Trust International was replaced with TimesSquare Capital Management, Inc. subsequent to Fiduciary's investment team transitioning to TimesSquare.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                             October 31, 2000

Pepsi Bottling Group, Inc. (The)                                         0.7%
Radian Group, Inc.                                                       0.7
DST Systems, Inc.                                                        0.6
HEALTHSOUTH Corp.                                                        0.5
Charter Communications Holdings, Inc.                                    0.5
Investors Financial Services Corp.                                       0.5
Arrow Electronics, Inc.                                                  0.4
Vintage Petroleum, Inc.                                                  0.4
EOG Resources, Inc.                                                      0.4
International Game Technology                                            0.4


PORTFOLIO CHARACTERISTICS
                                                                October 31, 2000

Current P/E Ratio                                                          16.5x
Portfolio Price/Book Ratio                                                 2.61x
Market Capitalization - $-Weighted Average                              3.45 Bil
Number of Holdings                                                           982


MONEY MANAGERS                                              STYLES

CapitalWorks Investment Partners, LLC                   Growth
David J. Greene & Co., LLC                              Value
Delphi Management, Inc.                                 Value
GlobeFlex Capital, L.P.                                 Market-Oriented
Jacobs Levy Equity Management, Inc.                     Value
Sirach Capital Management, Inc.                         Growth
TimesSquare Capital Management, Inc.                    Growth
Westpeak Investment Advisors, L.P.                      Market-Oriented

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Special Growth Fund Class S assumes initial investment on November 1, 1990.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this index has a market capitalization of about $4.0 billion. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Special Growth Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Special Growth Fund Class S and Class E performance has been linked with
     Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Special Growth Fund 22

SPECIAL GROWTH FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                            -------      ------

COMMON STOCKS - 93.4%
AUTO AND TRANSPORTATION - 3.1%
American Axle & Manufacturing Holdings,
 Inc. (a)                                       800          10
American Freightways Corp. (a)               24,300         390
Arkansas Best Corp. (a)                       7,000         112
AutoNation, Inc. (a)                        111,100         750
AutoZone, Inc. (a)                           62,700       1,681
Avis Rent A Car, Inc. (a)                     6,300         188
Bandag, Inc.                                  2,700          96
C.H. Robinson Worldwide, Inc.                14,300         782
Continental Airlines, Inc. Class B (a)        3,200         168
Cooper Tire & Rubber Co.                     14,500         159
Dana Corp.                                    6,800         151
Dollar Thrifty Automotive
 Group, Inc. (a)                             40,500         623
Dura Automotive Systems, Inc. (a)             6,000          51
EGL, Inc. New (a)                             3,700         105
Expeditors International of
 Washington, Inc.                            37,200       1,923
FedEx Corp. (a)                              31,500       1,476
Fleetwood Enterprises, Inc.                   6,200          82
GATX Corp.                                   24,800       1,043
Goodyear Tire & Rubber Co.                    6,800         126
Lear Corp. (a)                                6,000         164
Mesa Airlines, Inc. (a)                      89,400         520
Monaco Coach Corp. (a)                        8,450         144
Navistar International Corp. (a)             35,000       1,157
Newport News Shipbuilding, Inc.              18,900         930
Northwest Airlines Corp. Class A (a)          3,500          99
Offshore Logistics, Inc. (a)                102,500       1,761
Polaris Industries, Inc.                      4,300         149
Roadway Express, Inc.                         8,200         167
Ryder System, Inc.                          130,300       2,573
Skywest, Inc.                                 9,550         482
Sonic Automotive, Inc. (a)                   25,400         227
Superior Industries International, Inc.      40,500       1,380
Thor Industries, Inc.                        14,000         280
Tower Automotive, Inc. (a)                   22,000         242
UAL Corp.                                    30,400       1,153
USFreightways Corp.                          51,600       1,322
Visteon Corp.                                 4,700          83
Wabash National Corp.                        13,600         109
Wabtec Corp.                                 37,000         375
Wisconsin Central Transportation Corp. (a)   14,000         179
XTRA Corp. (a)                                1,800          82
Yellow Corp. (a)                             20,300         364
                                                         ------
                                                         23,858
                                                         ------

CONSUMER DISCRETIONARY - 13.9%
Aaron Rents, Inc.                             9,100         152
Abercrombie & Fitch Co. Class A (a)          65,900       1,553
AC Nielsen Corp. (a)                          4,300         103
Advo Systems, Inc. (a)                       32,800       1,207
Agribrands International, Inc. (a)            2,000          87
Alberto Culver Co. Class B                    9,100         305
American Greetings Corp. Class A            112,400       2,044
Anchor Gaming (a)                             1,700         144
AnnTaylor Stores Corp. (a)                   52,400       1,572
Apollo Group, Inc. Class A (a)               23,300         910
Applebee's International, Inc.                2,700          82
Argosy Gaming Co. (a)                        50,500         821
Aztar Corp. (a)                              49,300         746
Bacou USA, Inc. (a)                           3,000          75
Banta Corp.                                  73,800       1,702
Barnes & Noble, Inc. (a)                      5,800         109
Belo (A.H.) Corp. Class A                    10,800         207
BJ's Wholesale Club, Inc. (a)                 5,400         178
Black & Decker Corp.                          2,800         105
Borders Group, Inc. (a)                       5,700          79
Bowne & Co., Inc.                            26,900         225
Brown Shoe Co., Inc.                          5,600          55
Brunswick Corp.                              89,400       1,738
Buckeye Technologies, Inc. (a)               20,300         348
Callaway Golf Co.                             5,800          93
Career Education Corp. (a)                   18,600         722
Catalina Marketing Corp. (a)                  2,700         106
Cato Corp. Class A                            8,800         105
CBRL Group, Inc.                             34,600         616
CEC Entertainment, Inc. (a)                  25,025         798
Claire's Stores, Inc.                        75,100       1,511
Coldwater Creek, Inc. (a)                     3,500         104
Columbia Sportswear Co. (a)                   4,500         190
Copart, Inc. (a)                              9,000         135
Corporate Executive Board
 Company, (The) (a)                          44,800       2,066
Cox Radio, Inc. Class A (a)                  12,600         287
Crestline Capital Corp. (a)                   5,700         119
Darden Restaurants, Inc.                     19,500         439
DeVry, Inc. (a)                              59,800       2,209
Diamond Technology
 Partners, Inc. (a)                          30,200       1,350
Dollar Tree Stores, Inc. (a)                 31,650       1,236
Dress Barn, Inc. (a)                         11,200         280
Emmis Broadcasting Corp.
 Class A (a)                                 30,000         801
Energizer Holdings, Inc. (a)                  6,400         126
Entercom Communications Corp. (a)             9,800         384

23 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                            -------     -------

Ethan Allen Interiors, Inc.                   2,400          70
Extended Stay America, Inc. (a)              41,800         515
F.Y.I., Inc. (a)                             13,900         557
Fairfield Communities, Inc. (a)              10,900         138
Federated Department Stores, Inc. (a)        45,000       1,465
Footstar, Inc. (a)                           52,100       1,869
Furniture Brands International, Inc. (a)     50,000         844
Gemstar-TV Guide
 International, Inc. (a)                      8,800         603
Genesco, Inc. (a)                             8,900         158
Genlyte Group, Inc. (The) (a)                 4,100         104
Grey Global Group, Inc.                       4,025       2,233
Guess?, Inc. (a)                              4,800          36
Guitar Center, Inc. (a)                       5,700          75
Handleman Co. (a)                            10,800         107
Harman International Industries, Inc.         2,200         106
Harrah's Entertainment, Inc. (a)              7,200         206
Harte Hanks Communications                   50,800       1,124
Haverty Furniture Co., Inc.                  16,000         180
Hearst-Argyle Television, Inc. (a)           49,900         895
Hilton Hotels Corp.                          15,900         151
Hispanic Broadcasting Corp. (a)               3,400         106
IHOP Corp. (a)                                1,900          40
Interpublic Group Cos., Inc.                 45,600       1,958
Jones Apparel Group, Inc. (a)                 5,700         159
K-Swiss, Inc. Class A                         3,800         104
Kelly Services, Inc. Class A                  5,500         122
Kenneth Cole Productions, Inc.
 Class A (a)                                  2,100          95
Knight-Ridder, Inc.                          30,800       1,548
Lamar Advertising Co. Class A (a)            31,900       1,519
Landry's Seafood Restaurants, Inc.           22,500         181
Learning Tree International, Inc. (a)        17,100         771
Lee Enterprises, Inc.                        50,000       1,381
Lexar Media, Inc. New (a)                   151,000       1,114
Libbey, Inc.                                  3,000          82
Liz Claiborne, Inc.                           2,300          98
Lone Star Steakhouse & Saloon                 7,600          64
Mandalay Resort Group (a)                    14,300         298
Manpower, Inc.                               27,800         968
MAXIMUS, Inc. (a)                            19,800         486
McClatchy Co. (The) Class A                  47,775       1,815
McGraw-Hill, Inc.                            31,400       2,015
Men's Wearhouse (The), Inc. (a)              31,600         924
Meredith Corp.                               61,400       1,949
MGM Grand, Inc.                              26,700         923
Michaels Stores, Inc. (a)                    19,200         466
Modis Professional Services, Inc. (a)        64,500         266
MSC Industrial Direct Co., Inc.
 Class A (a)                                  7,500         112
Musicland Stores Corp. (a)                   16,300         132
Nautica Enterprises, Inc. (a)                 6,400          80
Neiman Marcus Group, Inc. (The) Class A (a)  18,600         691
Nu Skin Enterprises, Inc. Class A (a)        12,000          65
Oakley, Inc. (a)                             33,500         704
On Assignment, Inc. (a)                      82,800       2,086
Outback Steakhouse, Inc. (a)                 28,700         818
Park Place Entertainment Corp. (a)          108,500       1,382
PC Connection, Inc. (a)                       9,000         245
Penn National Gaming, Inc. (a)                5,500          95
Penton Media, Inc.                          108,117       3,304
Phillips-Van Heusen Corp.                    16,300         194
Pier 1 Imports, Inc.                        146,700       1,944
Pinnacle Entertainment, Inc. (a)             26,700         609
Pittston Brink's Group                       68,200       1,083
Playtex Products, Inc. (a)                   75,900         768
Polo Ralph Lauren Corp. Class A (a)           4,400          86
Pomeroy Computer Resources, Inc. (a)          3,800          67
Pre-paid Legal Services, Inc. (a)            72,400       3,176
Prime Hospitality Corp. (a)                  23,900         227
R.R. Donnelley Corp. (a)                     34,600         783
Radio One, Inc. New (a)                      23,100         180
RARE Hospitality International, Inc. (a)     17,400         402
Reader's Digest Association, Inc. Class A     3,400         125
Reebok International, Ltd. (a)                6,800         147
Regis Corp.                                   8,500         128
Rent-A-Center, Inc. (a)                      13,500         394
Robert Half International, Inc. (a)          23,000         702
Ross Stores, Inc.                            92,100       1,215
Ruby Tuesday, Inc.                           45,000         610
Russell Corp.                                11,300         181
Ryan's Family Steak Houses, Inc. (a)        132,600       1,102
Sabre Holdings, Corp.                        30,700       1,027
Saks, Inc. (a)                                7,000          71
Salton, Inc. (a)                             26,150         598
Scholastic Corp. (a)                         10,600         845
School Specialty, Inc. (a)                    3,300          50
Schultz Sav-o Stores, Inc.                   90,500         996
SCP Pool Corp. (a)                            3,600          93
Scripps (E.W.) Co. Class A                   33,700       1,968
Skechers U.S.A., Inc. Class A New (a)         9,000         137
Spiegel, Inc. Class A                        28,700         199
Stanley Works (The)                           3,800         101
Starwood Hotels & Resorts Worldwide, Inc.    18,200         539
Station Casinos, Inc. (a)                     5,800          94
Stein Mart, Inc. (a)                          6,200          96
Sylvan Learning Systems, Inc. (a)            13,000         201
Talbots, Inc.                                24,100       1,905
TETRA Technologies, Inc. (a)                 53,400       1,851

                                                          Special Growth Fund 24

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            -------     -------

Tiffany & Co.                                54,200       2,314
Timberland Co. Class A (a)                   17,700         914
TMP Worldwide, Inc. (a)                       1,800         125
Topps Co., Inc. (a)                          75,000         677
Toro Co.                                     11,000         385
Toys "R" Us, Inc. (a)                         9,700         167
True North Communications, Inc.              21,400         807
Tupperware Corp.                              3,600          62
Tweeter Home Entertainment
 Group, Inc. New                             13,800         331
United Natural Foods, Inc. (a)                7,100          88
United Stationers, Inc. (a)                  47,300       1,416
United Television, Inc.                      10,450       1,400
URS Corp. (a)                                11,400         146
Valassis Communications, Inc. (a)             3,700         103
Valuevision International, Inc.
 Class A (a)                                  3,000          61
Venator Group, Inc. (a)                      39,400         557
Viad Corp.                                   37,000         791
Wackenhut Corp. (a)                           2,000          25
Wallace Computer Services, Inc.               6,700          97
Warnaco Group, Inc. Class A                  12,400          33
Washington Post Co (The), Class B             4,200       2,243
Zale Corp. (a)                               49,600       1,680
                                                        -------
                                                        108,142
                                                        -------

CONSUMER STAPLES - 3.2%
Block Drug Co., Inc. Class A                 36,012       1,884
Coca-Cola Bottling Co. Consolidated          30,700       1,090
Constellation Brands, Inc. Class A (a)       25,400       1,238
Coors (Adolph) Co. Class B                   23,000       1,465
Dean Foods Co.                               37,000       1,184
Dole Food Co., Inc.                          34,200         413
Fleming Cos., Inc.                           20,500         291
Hormel Foods Corp.                           68,700       1,155
International Multifoods Corp.               14,900         252
Interstate Bakeries Corp.                    56,500         791
Keebler Foods Co.                             2,800         113
McCormick & Co., Inc.                         2,500          79
Michael Foods, Inc.                           5,200         140
Pathmark Stores, Inc. New (a)                 2,900          46
Pepsi Bottling Group, Inc. (The)            167,700       5,806
Performance Food Group Co. (a)                8,100         324
R.J. Reynolds Tobacco Holdings, Inc.         92,300       3,300
Ralcorp Holdings, Inc. (a)                   15,000         211
Robert Mondavi Corp. Class A (a)              1,500          67
Smithfield Foods, Inc. (a)                   28,100         806
Suiza Foods Corp. (a)                        50,000       2,316
SuperValu, Inc.                               4,800          74
Tootsie Roll Industries, Inc.                39,840       1,529
Universal Corp.                              14,400         403
Whitman Corp.                                16,800         218
Whole Foods Market, Inc. (a)                  3,600         166
                                                        -------
                                                         25,361
                                                        -------

FINANCIAL SERVICES - 17.3%
ACE, Ltd.                                    28,700       1,126
Advanta Corp. Class A                       107,000       1,083
Affiliated Managers Group, Inc. (a)          39,400       2,369
Alexandria Real Estate Equities, Inc. (e)     6,700         227
Allmerica Financial Corp.                    38,100       2,403
Ambac Financial Group, Inc.                   7,600         607
American Financial Group, Inc.               10,500         225
American National Insurance Co.               1,200          80
AmeriCredit Corp. (a)                        80,900       2,174
AmerUs Group Co. (a)                          7,200         190
Amli Residential Properties Trust (e)         8,600         199
Andover Bancorp, Inc.                         2,000          60
Archstone Communities Trust (e)               3,200          75
Associated Banc-Corp.                         5,280         127
Astoria Financial Corp.                      34,000       1,275
Avalonbay Communities, Inc. (e)               3,117         143
BancWest Corp.                               15,500         317
Bank of Granite Corp.                         4,000          92
Banknorth Group, Inc.                        97,480       1,767
Bay View Capital Corp.                       16,600         135
Bear Stearns Companies Inc. (The)            37,734       2,288
Bedford Property Investors, Inc. (e)         17,000         335
BlackRock, Inc. New (a)                       4,200         179
Boston Properties, Inc. (e)                   1,321          54
Boykin Lodging Co. (e)                        5,829          53
BRE Properties, Inc. (e)                      6,659         211
Brookline Bancorp, Inc.                       9,700         104
Burnham Pacific Properties, Inc. (e)         27,100         147
Capital Automotive                           20,200         260
Capitol Federal Financial                    18,700         270
Catellus Development Corp. (a)(e)            40,400         735
Cathay Bancorp, Inc.                         12,500         607
CBL & Associates Properties, Inc. (e)        12,300         284
Charter One Financial, Inc.                  40,950         939
Chelsea GCA Realty, Inc. (e)                 18,900         610
City National Corp.                          35,000       1,203
Colonial BancGroup, Inc.                    121,300       1,069
Comerica, Inc.                               36,200       2,183
Commerce Bancorp, Inc.                        2,535         154
Commerce Bancshares, Inc.                     6,000         215
Commerce Group, Inc.                         10,400         266
Commonwealth Bancorp, Inc.                    6,600          98
Compass Bancshares, Inc.                      3,500          64
CompuCredit Corp. (a)                         1,600          49
Concord EFS, Inc. (a)                        76,200       3,143
Conseco, Inc.                               197,600       1,371

25 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                            -------      ------

Cousins Properties, Inc. (e)                 13,000         338
Crescent Real Estate Equities, Inc. (e)      12,688         255
Cullen Frost Bankers, Inc.                   20,500         683
Delphi Financial Group, Inc. (a)              3,400         126
Dime Bancorp, Inc.                           21,200         518
Dime Community Bancorp, Inc.                 11,300         250
Doral Financial Corp.                        10,300         184
Downey Financial Corp.                       19,455         929
Duke-Weeks Realty Corp. (e)                  25,799         611
DVI, Inc. (a)                                 8,100         136
East West Bancorp, Inc.                      18,800         354
EastGroup Properties, Inc. (e)               13,500         275
Eaton Vance Corp.                            22,300       1,111
Edwards (A.G.), Inc.                         18,200         924
Enhance Financial Services
 Group, Inc.                                  4,800          56
Entertainment Properties Trust (e)           10,500         116
Equity Office Properties Trust (e)           44,700       1,347
Everest Re Group, Ltd.                       26,500       1,554
F&M National Corp.                            4,800         124
Federated Investors, Inc. Class B            32,500         947
FelCor Lodging Trust, Inc. (e)               45,625       1,001
Fidelity National Financial, Inc.             4,990         123
FINOVA Group, Inc.                          113,400         291
First Bancorp.                                5,100         117
First Commonwealth Financial Corp.            5,200          52
First Federal Capital Corp.                   5,800          67
First Industrial Realty Trust, Inc. (e)      26,100         806
FirstFed Financial Corp. (a)                 21,500         548
Frontier Financial Corp.                      3,300          61
Gabelli Asset Management, Inc. New (a)        3,200         115
Gables Residential Trust (e)                 52,000       1,326
Gallagher (Arthur J.) & Co.                  13,000         821
GBC Bancorp                                  26,700         848
Golden State Bancorp, Inc.                   49,700       1,298
Great Lakes, Inc.                             2,900          49
Greater Bay Bancorp                          29,600         964
Greenpoint Financial Corp.                   58,900       1,752
Hamilton Bancorp, Inc. (a)                    8,200         121
Harbor Florida Bancshares, Inc.               8,200         100
Health Care REIT, Inc. (e)                   12,000         212
Heller Financial, Inc. Class A               36,100       1,056
Hibernia Corp. Class A (a)                   28,000         334
Hospitality Properties Trust (e)             26,500         571
Host Marriott Corp. (e)                      73,957         786
HRPT Properties Trust (e)                    75,500         486
iStar Financial Inc. (e)                     25,300         506
Imperial Bancorp (a)                         91,768       2,230
Independence Community Bank Corp.            19,900         291
IndyMac Mortgage Holdings, Inc.               5,900         123
Innkeepers USA Trust (e)                     28,911         295
Investment Technology Group (a)              20,200         727
Investors Financial Services Corp.           50,600       3,626
IPC Holdings, Ltd.                           70,500       1,436
IRT Property Co. (e)                         12,200         100
Jack Henry & Associates, Inc.                31,000       1,703
Jefferies Group, Inc.                        46,800       1,275
LaBranche & Co., Inc. New (a)                 8,000         317
LandAmerica Financial Group, Inc.             7,000         207
LaSalle Hotel Properties (e)                 12,200         175
Legg Mason, Inc.                             49,500       2,570
Leucadia National Corp.                      19,900         495
Liberty Corp.                                 5,600         194
LNR Property Corp.                           69,400       1,501
MAF Bancorp, Inc.                            54,300       1,303
Markel Corp. (a)                              8,800       1,275
Medical Assurance, Inc. (a)                   2,200          31
Mercantile Bankshares Corp.                  16,000         602
MeriStar Hospitality Corp.                   32,560         623
Metris Companies, Inc.                       39,300       1,272
Mid-America Apartment Communities, Inc. (e)   6,100         134
MONY Group, Inc. (The)                       27,700       1,139
Moody's Corp. (a)                            25,700         676
Morgan Keegan, Inc.                           6,700         134
Nationwide Financial Services, Inc.
 Class A                                     23,700       1,152
NCO Group, Inc. (a)                           2,900          63
Neuberger Berman, Inc.                        3,000         197
New Century Financial Corp. (a)              10,700         124
New Plan Excel Realty Trust (e)              46,300         570
North Fork Bancorp, Inc.                     84,700       1,710
OceanFirst Financial Corp.                    9,800         205
Ohio Casualty Corp.                          26,800         225
Old Republic International Corp.             57,000       1,482
Pacific Century Financial Corp.              59,800         759
Pacific Gulf Properties, Inc. (e)            13,700         364
Pan Pacific Retail Properties, Inc. (e)       3,200          65
Parkway Properties, Inc. (e)                    800          23
Paychex, Inc.                                60,000       3,401
Penn Treaty American Corp. (a)                5,000          96
Pennsylvania Real Estate
 Investment Trust (e)                         4,700          81
People's Bank                                 3,000          60
PFF Bancorp, Inc.                            13,100         239
PMI Group, Inc. (The)                        16,900       1,248
Prentiss Properties Trust (e)                 9,900         251
Presidential Life Corp.                       2,600          38
Price (T. Rowe) & Associates, Inc.           36,100       1,688
Protective Life Corp.                        35,500         821
Provident Bankshares Corp.                    6,930         131
PS Business Parks, Inc. (e)                   3,200          84

                                                          Special Growth Fund 26

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                            -------     -------

Queens County Bancorp                         1,000          28
Radian Group, Inc.                           79,400       5,627
Raymond James Financial, Inc.                37,500       1,268
Reckson Associates Realty Corp. (e)          32,900         744
Regency Realty Corp. (e)                      9,700         218
RenaissanceRe Holdings, Ltd.                 30,000       2,177
Republic Bancorp, Inc.                        5,610          53
RFS Hotel Investors, Inc. (e)                23,700         305
Richmond County Financial Corp.              60,200       1,411
RightCHOICE Managed Care, Inc. Class A
 (a)                                         10,300         285
RLI Corp.                                     2,100          82
Rollins Truck Leasing Corp.                  11,600          61
SAFECO Corp.                                 69,800       1,688
SEI Corp.                                     3,600         326
Senior Housing Properties Trust (e)          10,000          93
Silicon Valley Bancshares (a)                67,900       3,132
SL Green Realty Corp. (e)                    16,841         452
Smith (Charles E.) Residential
 Realty, Inc. (e)                            40,000       1,760
Southwest Bancorporation of
 Texas, Inc. (a)                             16,700         609
Southwest Securities Group, Inc.             26,520         749
Sovereign Bancorp, Inc.                     241,100       2,004
Sovran Self Storage, Inc. (e)                43,600         823
Spieker Properties, Inc. (e)                  6,185         342
Stancorp Financial Group, Inc.               22,700         925
State Street Corp.                           15,600       1,945
Staten Island Bancorp, Inc.                  17,600         340
Sterling Bancshares, Inc.                    13,000         223
Stewart Information Services Corp.            5,900          93
TCF Financial Corp.                           8,200         332
Texas Regional Bancshares, Inc.
 Class A                                     23,400         696
Torchmark Corp.                              10,000         333
Trammell Crow Co. (a)                         4,600          62
Transatlantic Holdings, Inc.                  4,900         455
Triad Guaranty, Inc. (a)                      4,700         136
Tucker Anthony Sutro Corp.                   13,300         308
UMB Financial Corp.                           1,760          60
Union Planters Corp.                         31,475       1,064
Unitrin, Inc.                                 5,500         171
Vornado Realty Trust (e)                     34,719       1,209
Waddell & Reed Financial, Inc.
 Class A                                     10,200         325
Watson Wyatt & Co.
 Holdings New (a)                            21,400         370
Webster Financial Corp.                      54,800       1,336
Weingarten Realty Investors (e)               7,400         310
Wesco Financial Corp.                           389         104
Westamerica Bancorporation                   43,400       1,560
Whitney Holding Corp.                         4,300         159
XL Capital, Ltd. Class A                     22,000       1,691
                                                        -------
                                                        134,789
                                                        -------

HEALTH CARE - 10.6%
Abgenix, Inc. (a)                            10,500         830
Affymetrix, Inc. (a)                         16,000         883
Alkermes, Inc. (a)                           49,700       1,840
Alliance Pharmaceutical Corp. (a)            44,000         622
AmeriPath, Inc. (a)                           8,700         156
Andrx Group (a)                              11,800         847
Arrow International, Inc.                     1,900          76
Aurora Biosciences Corp. (a)                  1,200          73
Bard (C.R.), Inc.                            66,100       2,769
Bausch & Lomb, Inc.                          15,700         605
Bergen Brunswig Corp. Class A                94,000         852
Bindley Western Industries, Inc.             47,200       1,697
Biomet, Inc.                                  7,600         278
Caremark Rx, Inc. (a)                       142,500       1,781
Celgene Corp. (a)                             7,000         450
Cell Therapeutics, Inc. (a)                   7,900         528
Cephalon, Inc. (a)                           14,500         775
Chiron Corp. (a)                              9,700         420
Ciphergen Biosystems, Inc. New (a)            2,200          69
Cooper Companies, Inc.                       27,200         972
Cor Therapeutics, Inc. (a)                   21,200       1,196
Corixa Corp. (a)                             48,300       2,147
Covance, Inc. (a)                            40,200         347
Cubist Pharmaceuticals, Inc. (a)              9,000         388
CuraGen Corp. (a)                             1,600         103
Cytyc Corp. (a)                               3,100         184
Datascope Corp.                               9,900         340
DaVita, Inc. (a)                             64,000         720
DENTSPLY International, Inc.                  2,200          76
Diagnostic Products Corp.                     6,700         306
Drugstore.com, Inc. (a)                      17,600          44
Dyax Corp. New (a)                           12,600         466
Edwards Lifesciences Corp. (a)               17,200         231
Express Scripts, Inc. Class A (a)             9,300         624
First Health Group Corp. (a)                 49,100       1,912
Foundation Health Systems, Inc. (a)         166,200       3,355
Health Management Associates
 Class A (a)                                 70,500       1,397
HEALTHSOUTH Corp. (a)                       344,200       4,130
Henry Schein, Inc. (a)                       22,300         544
Human Genome Sciences, Inc. (a)              16,500       1,458
ICN Pharmaceuticals, Inc.                    21,500         818
IDEC Pharmaceuticals Corp. (a)               13,700       2,687
IDEXX Laboratories, Inc. (a)                 28,300         679
Incyte Pharmaceuticals, Inc. (a)             15,000         549
Informax, Inc. New (a)                       31,500         874

27 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          ---------      ------

Inhale Therapeutic Systems, Inc. (a)         11,900         591
Invacare Corp.                                3,700         105
Invitrogen Corp. (a)                         20,000       1,521
IVAX Corp. (a)                               19,900         866
King Pharmaceuticals, Inc. (a)               38,587       1,729
Large Scale Biology Corp. New (a)            29,700         549
LifePoint Hospitals, Inc. (a)                20,400         791
Lincare Holdings, Inc. (a)                   55,000       2,313
Maxim Pharmaceuticals, Inc. (a)              16,200         720
Medarex, Inc. (a)                            24,600       1,502
Medicines Co. (The) New (a)                  19,500         583
MedImmune, Inc. (a)                          12,200         797
Medquist, Inc. (a)                           18,200         201
Mentor Corp.                                 11,300         198
Mid Atlantic Medical Services, Inc. (a)      32,600         554
MiniMed, Inc. (a)                            17,800       1,298
Mylan Laboratories, Inc.                      7,200         202
National Data Corp.                           8,000         305
NBTY, Inc. (a)                               15,200          98
Neurocrine Biosciences, Inc. (a)             18,200         698
Noven Pharmaceuticals, Inc. (a)               8,800         391
Ocular Sciences, Inc. (a)                     8,000          99
Omnicare, Inc.                               35,400         620
Orthodontic Centers of America, Inc. (a)     26,100         871
OSI Pharmaceuticals, Inc. (a)                17,900       1,280
Owens & Minor, Inc., Holding Co.             32,800         496
Oxford Health Plans, Inc. (a)                77,800       2,621
PacifiCare Health Systems, Inc. (a)          28,200         293
Parexel International Corp. (a)              19,300         168
Patterson Dental Co. (a)                      2,600          81
Perrigo Co. (a)                              34,400         226
POZEN, Inc. New (a)                          27,300         437
PRAECIS Pharmaceuticals,
 Inc. New (a)                                22,700         573
Professional Detailing, Inc. (a)              3,100         275
Province Healthcare Co. (a)                  48,000       2,016
QLT PhotoTherapeutics, Inc. (a)               6,500         323
Quest Diagnostics, Inc. (a)                  26,900       2,589
Quintiles Transnational Corp. New (a)        19,700         273
RehabCare Group, Inc. (a)                     3,900         168
Renal Care Group, Inc. (a)                   30,100         705
Respironics, Inc. (a)                        14,400         282
SpaceLabs, Inc. (a)                          34,600         365
St. Jude Medical, Inc. (a)                    5,500         303
Syncor International Corp. (a)               18,800         472
Techne Corp. (a)                              1,000         112
Tenet Healthcare Corp.                       52,100       2,048
Teva Pharmaceutical Industries,
 Ltd. - ADR                                  19,400       1,147
Thermo Cardiosystems, Inc. (a)               11,600          95
Trigon Healthcare, Inc. (a)                  23,400       1,677
United Therapeutics Corp. New (a)            10,000         534
Universal Health Services, Inc.
 Class B (a)                                 21,800       1,828
Varian Medical Systems, Inc. (a)             36,900       1,803
Vital Signs, Inc.                             4,500         140
                                                         ------
                                                         83,030
                                                         ------

INTEGRATED OILS - 1.0%
Ashland, Inc.                                 1,600          52
Cross Timbers Oil Co.                       155,400       2,923
Helmerich & Payne, Inc.                      73,400       2,308
Murphy Oil Corp.                             14,600         846
Tesoro Petroleum Corp. (a)                   18,500         192
Unocal Corp.                                 41,000       1,399
                                                         ------
                                                          7,720
                                                         ------

MATERIALS AND PROCESSING - 4.5%
Advanced Energy Industries, Inc. (a)          6,300         108
AK Steel Holding Corp.                      171,500       1,585
Albany International Corp. Class A (a)       11,300         121
Albemarle Corp. (a)                          13,200         306
Allegheny Technologies, Inc.                 23,000         466
AMCOL International Corp.                     5,000          37
American Standard Cos., Inc. (a)              3,400         156
AptarGroup, Inc.                             60,600       1,254
Arch Chemicals, Inc.                          5,300         103
Ball Corp.                                   14,700         516
Boise Cascade Corp.                          58,000       1,664
Bowater, Inc.                                 5,100         276
Cabot Corp.                                   5,100         112
Calgon Carbon Corp.                          65,200         383
Carlisle Cos., Inc.                          11,600         483
Carpenter Technology Corp.                   12,000         372
Centex Corp.                                 55,700       2,061
Century Aluminum Co.                          8,000          69
Chemed Corp.                                 10,000         329
Commercial Metals Co.                         7,300         199
CUNO, Inc. (a)                                2,600          66
Cytec Industries, Inc. (a)                    2,600          90
Delta and Pine Land Co.                       5,400         132
Eastman Chemical Co.                          5,000         214
Elcor Chemical Corp.                          6,400         100
Engelhard Corp.                               5,400         113
FMC Corp. (a)                                   800          61
Freeport-McMoRan Copper & Gold, Inc.
 Class B (a)                                 11,600          92
Georgia Gulf Corp.                            9,100         122
Georgia-Pacific Corp. (Timber Group)          2,400          68
Harland (John H.) Co.                        18,700         259
Hughes Supply, Inc.                          12,000         225
IMC Global, Inc.                             20,000         259

                                                          Special Growth Fund 28

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                            -------      ------

Insituform Technologies, Inc.
 Class A (a)                                  3,900         139
Kaufman & Broad Home Corp.                   43,400       1,291
Kaydon Corp.                                 34,700         761
Lafarge Corp.                                28,000         529
Lennox International, Inc. New                7,300          58
Lyondell Petrochemical Co.                   14,700         211
MacDermid, Inc.                              16,400         353
Martin Marietta Materials, Inc.              19,300         741
Maverick Tube Corp. (a)                      19,600         305
Mead Corp.                                    4,100         119
Minerals Technologies, Inc.                  33,500       1,049
Mueller Industries, Inc. (a)                  3,000          70
NCI Building Systems, Inc. (a)                4,400          68
Newmont Mining Corp.                          8,900         121
NL Industries, Inc.                          19,500         461
Nucor Corp.                                  38,400       1,332
Olin Corp.                                   79,200       1,406
OM Group                                     14,600         675
P.H. Glatfelter Co.                          10,100         105
Paxar Corp. (a)                              15,600         128
Phelps Dodge Corp.                            7,300         341
Plum Creek Timber Co., Inc.                  47,200       1,224
Pope & Talbot, Inc.                           6,700         104
Precision Castparts Corp.                    48,200       1,820
Sealed Air Corp. New (a)                     12,000         578
Sherwin-Williams Co.                          6,900         150
SIFCO Industries                            145,400         745
Sigma Aldrich Corp.                           4,400         157
Solutia, Inc.                                 5,800          74
Southdown, Inc.                               5,900         418
Spartech Corp.                               10,100         156
SPS Technologies, Inc. (a)                   36,000       1,859
St. Joe Co. (The)                            62,100       1,254
Standex International Corp.                   3,500          64
Temple-Inland, Inc.                           2,200          98
Texas Industries, Inc.                       40,650         948
Timken Co.                                    4,800          68
USG Corp.                                    19,800         338
USX-U.S. Steel Group                         52,600         838
W.R. Grace & Co. (a)                         39,900         152
Washington Group International, Inc. (a)     10,800         113
Waters Corp. (a)                              8,300         602
Webb (Del E.) Corp. (a)                       3,200          86
Westvaco Corp.                                6,300         180
Worthington Industries, Inc.                 33,600         321
                                                         ------
                                                         35,011
                                                         ------

MISCELLANEOUS - 0.5%
Bright Horizons Family
 Solutions, Inc. (a)                          5,100         126
Corinthian Colleges, Inc. New (a)            13,400         920
Descartes Systems Group,
 Inc. (The) (a)                              70,300       2,847
Education Management Corp. New                4,700         145
                                                         ------
                                                          4,038
                                                         ------

OTHER ENERGY - 6.1%
Barrett Resources Corp. (a)                  24,400         888
Berry Petroleum Co. Class A                  18,400         316
BJ Services Co. (a)                          28,700       1,505
Brown (Tom), Inc. (a)                        11,800         270
Cleco Corp.                                   5,600         266
CONSOL Energy, Inc.                           3,700          63
Cooper Cameron Corp. (a)                     14,100         768
Devon Energy Corp.                           20,400       1,028
Diamond Offshore Drilling, Inc.              12,000         415
EEX Corp. (a)                                24,500         115
ENSCO International, Inc.                    13,400         446
EOG Resources, Inc.                          87,900       3,460
Global Industries, Inc. (a)                  35,400         372
Global Marine, Inc. (a)                      65,000       1,723
Hanover Compressor Co. (a)                   10,000         326
HS Resources, Inc. (a)                       16,900         526
Key Production, Inc. (a)                      5,000         110
Kinder Morgan, Inc.                          45,700       1,762
Marine Drilling Co, Inc. (a)                  2,600          62
Nabors Industries, Inc. (a)                  62,400       3,176
Newfield Exploration Co. (a)                  1,500          57
Noble Drilling Corp. (a)                     37,900       1,575
Northwestern Corp.                            6,800         150
Ocean Energy, Inc. (a)                        9,300         129
ONEOK, Inc.                                  15,100         598
Patterson Energy, Inc. (a)                    4,000         112
Pioneer Natural Resources Co. (a)            63,400         828
Pogo Producing Co.                           24,800         620
Pride International, Inc. (a)                50,400       1,276
Rowan Cos., Inc. (a)                         69,700       1,756
Santa Fe International Corp.                 72,800       2,657
Seacor Holdings, Inc. (a)                     3,000         126
Seitel, Inc. (a)                             26,100         392
Sempra Energy                                14,200         294
Smith International, Inc. (a)                45,200       3,187
Sunoco, Inc.                                 67,700       2,027
Talisman Energy, Inc. (a)                    42,585       1,323
Tidewater, Inc.                              64,400       2,974

29 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            -------      ------

Transocean Sedco Forex, Inc.                 13,000         689
Ultramar Diamond Shamrock Corp.              73,600       1,932
UTI Energy Corp. (a)                          5,400         108
Valero Energy Corp.                          55,300       1,828
Varco International, Inc. (a)                81,700       1,409
Vectren Corp.                                 5,400         125
Vintage Petroleum, Inc.                     165,650       3,499
                                                         ------
                                                         47,268
                                                         ------

PRODUCER DURABLES - 6.9%
Actuant Corp. Class A (a)                    57,700         209
AGCO Corp.                                   44,000         501
American Superconductor Corp. (a)            15,400         735
Applied Industrial Technology, Inc.          13,500         229
APW, Ltd. (a)                                26,200       1,210
Armor Holdings, Inc. (a)                      6,900         107
B.F. Goodrich Co.                             7,700         315
Beckman Coulter, Inc.                         4,000         280
Belden, Inc.                                  4,400         114
Briggs & Stratton Corp.                       2,200          79
Brooks Automation, Inc. (a)                  30,100         798
C-COR Electronics, Inc. (a)                   3,600          56
Celestica, Inc. (a)                          17,300       1,243
Cognex Corp. (a)                              2,400          80
Cohu, Inc.                                   58,600         923
CoorsTek, Inc. (a)                           41,900       1,228
Credence Systems Corp. (a)                   26,600         499
Crossmann Communities, Inc. (a)               5,800         104
CTS Corp.                                     2,100          90
Cummins Engine Co., Inc.                      4,500         153
D.R. Horton, Inc.                           125,752       2,326
Diebold, Inc.                                43,200       1,123
Donaldson Co., Inc.                          10,900         247
Efficient Networks, Inc. (a)                 68,000       2,852
EMCOR Group, Inc. (a)                        12,800         331
ESCO Technologies, Inc. (a)                   5,200          95
GenCorp, Inc.                                30,500         255
General Cable Corp.                          48,100         289
General Dynamics Corp.                       25,000       1,789
General Semiconductor, Inc. (a)               7,800          89
Grant Prideco, Inc. (a)                       4,300          80
Hubbell, Inc. Class B                        35,700         855
ITT Industries, Inc.                         54,600       1,777
JLG Industries, Inc.                         35,700         498
Johnson Controls, Inc.                       24,000       1,431
Kaman Corp. Class A                          17,300         248
Kennametal, Inc.                              2,600          76
Kent Electronics Corp. (a)                   21,200         395
KLA Tencor Corporation (a)                   35,200       1,188
Kulicke & Soffa Industries, Inc. (a)         72,800       1,069
Lennar Corp.                                103,100       3,312
Littlefuse, Inc. (a)                          4,800         139
Litton Industries, Inc. (a)                  32,900       1,709
M.D.C. Holdings, Inc.                        15,000         411
Mettler-Toledo International, Inc. (a)        3,800         177
Micrel, Inc. (a)                              3,000         136
Miller (Herman), Inc.                        16,500         431
Millipore Corp.                              22,400       1,176
Moog, Inc. (a)                                2,900          84
National-Oilwell, Inc. (a)                   48,500       1,419
Northrop Grumman Corp.                        7,400         622
Novellus Systems, Inc. (a)                    9,100         372
NVR, Inc. (a)                                21,100       2,182
Orbital Sciences Corp. Class A (a)           48,400         384
Pall Corp.                                   50,200       1,082
Penn Engineering &
 Manufacturing Corp.                         16,200         613
Plexus Corp. (a)                             15,300         965
Power-One, Inc. (a)                          11,700         830
Primex Technologies, Inc.                    10,000         293
Pulte Corp.                                  46,100       1,536
Republic Services, Inc. (a)                   5,800          78
Ryland Group, Inc. (The)                      6,900         223
Sawtek, Inc. (a)                              2,100         107
Sensormatic Electronics Corp. (a)             6,500         117
SPX Corp. (a)                                 4,700         581
Standard Pacific Corp.                       30,100         564
Starrett (L.S.) Co. Class A                  30,100         502
Steelcase, Inc. Class A                      54,900         968
Technitrol, Inc.                              1,500         166
Tektronix, Inc.                               2,100         150
Teleflex, Inc.                               17,000         588
Teradyne, Inc. (a)                           19,264         602
Terex Corp. (a)                               4,900          60
Textron, Inc.                                28,300       1,427
Thermo Electron Corp. (a)                     6,700         194
Thomas & Betts Corp.                         10,300         156
Toll Brothers, Inc. (a)                      77,500       2,518
Triquint Semiconductor, Inc. (a)              8,200         314
UNOVA, Inc. (a)                              53,300         257
Varian, Inc. New (a)                          2,100          65
Veeco Instruments, Inc. (a)                   5,500         364
Watsco, Inc.                                  6,200          58
Woodhead Industries                           5,700         124
York International Corp.                      2,800          76
                                                         ------
                                                         54,098
                                                         ------

TECHNOLOGY - 20.2%
Acacia Research Corp. (a)                    27,500         870
Actel Corp. (a)                               2,400          88
Acterna Corp. (a)                            12,700         202
Activision, Inc. (a)                         33,500         459

                                                          Special Growth Fund 30

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                            NUMBER        VALUE
                                              OF          (000)
                                            SHARES          $
                                            -------      ------

Actuate Corp. (a)                            57,600       1,620
Adtran, Inc. (a)                              2,100          80
Advanced Fibre Communications (a)             3,600         117
Aeroflex, Inc. (a)                           23,875       1,397
Affiliated Computer Services, Inc. Class
 A (a)                                        1,800         100
AGENCY.COM, Inc. New (a)                     30,100         316
Allen Telecom, Inc. (a)                      61,000       1,140
Alliance Semiconductor Corp. (a)             66,300       1,322
Alpha Industries, Inc. (a)                    2,000          80
American Management
 Systems, Inc. (a)                           40,000         858
Amkor Technology, Inc. (a)                    3,300          74
Amphenol Corp. Class A (a)                    3,200         206
Anaren Microwave, Inc. (a)                   13,500       1,404
Andrew Corp. (a)                              4,500         118
Anixter International, Inc. (a)             117,900       2,859
Applied Micro Circuits Corp. (a)              4,211         322
Arrow Electronics, Inc. (a)                 110,800       3,545
Art Technology Group, Inc. (a)               31,850       1,999
Aspen Technology, Inc. (a)                   31,600       1,302
AudioCodes, Ltd. (a)                          8,000         317
Audiovox Corp. Class A (a)                   22,500         307
Autodesk, Inc.                               21,800         480
Avnet, Inc.                                 105,800       2,842
Avocent Corp. New (a)                        12,200         865
AVX Corp.                                    30,000         859
AXENT Technologies, Inc. (a)                  7,800         150
Barra, Inc. (a)                              20,700       1,264
BindView Development Corp. (a)               38,000         295
BISYS Group, Inc. (a)                        70,300       3,308
Black Box Corp. (a)                           4,300         283
Bookham Technology PLC - ADR (a)              9,500         319
Business Objects SA - ADR (a)                21,900       1,725
CACI International, Inc. Class A (a)         13,200         271
Cadence Design Systems, Inc. (a)             33,600         863
Caliper Technologies Corp. New (a)           20,000       1,126
Ceridian Corp. (a)                            6,700         168
Check Point Software
 Technologies, Ltd. (a)                       4,800         760
ChoicePoint, Inc. New (a)                    43,400       2,221
CIENA Corp. (a)                              24,400       2,564
Cirrus Logic, Inc. (a)                       43,500       1,873
Clarent Corp. (a)                            16,700         518
Cognos, Inc. (a)                             71,100       2,964
Comdisco, Inc.                               73,300         903
Comverse Technology, Inc. (a)                10,000       1,117
Covad Communications Group, Inc. (a)         80,400         425
Cree, Inc. (a)                                1,100         109
Critical Path, Inc. (a)                       7,500         364
Cubic Corp.                                   5,200         142
Cymer, Inc. (a)                              14,900         371
Cypress Semiconductor Corp. (a)              35,900       1,344
Dallas Semiconductor Corp.                    4,000         159
Dendrite International, Inc. (a)             32,800         711
Digex, Inc. (a)                               6,000         235
DMC Stratex Networks, Inc. (a)               37,600         867
Documentum, Inc. (a)                          5,900         500
DSP Group, Inc. (a)                           1,600          45
DST Systems, Inc. (a)                        73,100       4,505
eFunds Corp. New (a)                         26,000         205
Esterline Corp. (a)                           9,600         214
Exar Corp. (a)                                2,000          89
Extreme Networks, Inc. (a)                   34,900       2,895
FactSet Research Systems, Inc.                5,900         223
Fair, Isaac and Co., Inc.                     2,400          98
FileNet Corp. (a)                            41,800       1,113
Floware Wireless Systems Ltd. New (a)        26,300         358
Forrester Research, Inc. (a)                  1,300          53
Freemarkets Inc. (a)                         26,400       1,305
Galileo International, Inc.                 125,700       2,483
Galileo Technology, Ltd. (a)                 72,100       1,956
Genuity, Inc. New (a)                        69,700         383
GTECH Holdings Corp. (a)                      8,600         149
Harris Corp.                                 84,600       2,680
i2 Technologies, Inc. (a)                     6,000       1,020
Ikon Office Solutions, Inc.                  14,600          47
InFocus Corp. (a)                            18,500         817
Informatica Corp. (a)                        14,900       1,408
InfoSpace.com, Inc. (a)                      40,313         811
Ingram Micro, Inc. Class A (a)               56,400         962
Insight Enterprises, Inc. (a)                24,000         780
Integrated Device Technology, Inc. (a)       31,700       1,785
Integrated Silicon Solution, Inc. (a)        51,000         682
Internap Network Services Corp. (a)          23,300         370
International Game Technology (a)            92,900       3,402
International Rectifier Corp. (a)            11,400         509
Internet Security Systems, Inc. (a)          10,900         961
Intersil Holding Corp. New (a)               21,800       1,044
Interwoven, Inc. (a)                         26,200       2,640
IntraNet Solutions, Inc. (a)                 24,400       1,133
JDA Software Group, Inc. (a)                  4,300          64
Jupiter Media Metrix, Inc. New (a)           25,000         336
Kana Communications, Inc. (a)                17,000         398
Kemet Corp. (a)                              86,500       2,411
L-3 Communications Holdings, Inc. (a)        11,700         771
Lam Research Corp. (a)                       70,000       1,348
Lattice Semiconductor Corp. (a)               6,200         181
Loral Space & Communications, Ltd. (a)      184,900       1,052
LSI Logic Corp. (a)                          33,000       1,085
Macromedia, Inc. (a)                          7,650         590
Macrovision Corp. (a)                         6,400         466

31 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            -------     -------

Manugistics Group, Inc. (a)                  15,900       1,811
MarchFirst, Inc. (a)                         53,400         310
MatrixOne, Inc. New (a)                      61,000       1,815
Mercury Interactive Corp. (a)                24,700       2,740
Microchip Technology, Inc. (a)               21,600         683
Micromuse, Inc. (a)                          10,800       1,833
Microsemi Corp. (a)                          18,700         749
N2H2, Inc. (a)                                2,500           1
National Instruments Corp. (a)               16,925         789
National Semiconductor Corp. (a)             15,500         403
Natural Microsystems Corp. (a)               26,500       1,194
NCR Corp. (a)                                54,700       2,359
Netegrity, Inc. (a)                          22,150       1,726
Netro Corp. (a)                              15,200         331
Network Appliance, Inc. (a)                  21,900       2,606
Network Associates, Inc. (a)                  8,200         158
Newport Corp.                                13,100       1,489
NVIDIA Corp. (a)                              3,000         186
Oak Technology, Inc. (a)                     32,200         904
Oplink Communications, Inc. New (a)           7,000         171
Orbotech, Ltd. NPV (a)                        9,750         516
Park Electrochemical Corp.                    9,200         608
Pegasus Systems, Inc. (a)                    25,800         439
PeopleSoft, Inc. (a)                         10,000         436
PerkinElmer, Inc.                             1,900         227
Perot Systems Corp. Class A (a)              15,900         158
Photronics, Inc. (a)                         48,200       1,085
Pioneer-Standard Electronics, Inc.           33,300         462
Pivotal Corp. New (a)                        39,600       2,418
Pixelworks, Inc. New (a)                     11,200         372
PMC - Sierra, Inc. (a)                       12,600       2,141
Polycom, Inc. (a)                            16,800       1,090
QLogic Corp. (a)                              6,700         648
Quantum Corp. - DLT & Storage Systems (a)    79,700       1,196
Quantum Corp. - Hard Disk Drive (a)          77,800         890
Quest Software, Inc. (a)                     11,100         485
Rational Software Corp. (a)                   7,300         436
Redback Networks, Inc. (a)                    3,200         339
REMEC, Inc. (a)                              84,450       2,491
RSA Security, Inc. (a)                        8,000         463
Sandisk Corp. (a)                            22,300       1,197
SCI Systems, Inc. (a)                         5,700         245
Scott Technologies, Inc. (a)                  3,500          80
Semtech Corp. (a)                             3,800         122
SERENA Software, Inc. (a)                     3,600         183
Silicon Storage Technology, Inc. (a)         25,600         582
Stamps.com, Inc. New (a)                     10,000          39
StarTek, Inc. (a)                             2,100          53
Stoneridge, Inc. (a)                          9,300          91
SunGard Data Systems (a)                     26,000       1,329
Sybase, Inc. (a)                              5,400         113
Sycamore Networks, Inc. (a)                  12,100         767
Symantec Corp. (a)                           22,800         889
Tekelec, Inc. (a)                            14,000         515
Teledyne Technologies, Inc. (a)              44,800       1,123
THQ, Inc. (a)                                21,800         446
Turnstone Systems, Inc. (a)                  48,500       1,031
Tut Systems, Inc. (a)                         1,500          49
Unisys Corp. (a)                            130,000       1,658
VA Linux Systems, Inc. New (a)               39,000       1,124
Varian Semiconductor Equipment
 Associates, Inc. (a)                        30,700         706
VelocityHSI, Inc. New (a)                     1,199           1
VeriSign, Inc. (a)                            8,427       1,112
Veritas Software Corp. (a)                    4,500         634
Virata Corp. (a)                             20,200         390
Vishay Intertechnology, Inc. (a)             17,750         533
Volt Information Sciences, Inc. (a)           2,800          61
WatchGuard Technologies, Inc. (a)             5,800         289
Wireless Facilities, Inc. (a)                32,100       1,601
Zoran Corp. (a)                              36,400       1,806
                                                        -------
                                                        157,821
                                                        -------

UTILITIES - 6.1%
AGL Resources, Inc.                          34,500         702
ALLETE (a)                                   27,400         590
Alliant Energy Corp.                         23,000         697
Amdocs, Ltd. (a)                              8,700         564
American States Water Co.                     1,600          50
American Tower Corp. Class A (a)             12,900         528
American Water Works, Inc.                      800          20
Avista Corp.                                    200           4
Black Hills Corp.                             6,000         188
BroadWing, Inc. (a)                         104,400       2,948
C&D Technologies, Inc.                        4,700         278
Cable Design Technologies Corp. (a)          62,300       1,437
Cascade Natural Gas Corp.                     9,500         175
CenturyTel, Inc.                              7,000         270
CH Energy Group, Inc.                         6,600         260
Charter Communications
 Holdings, Inc. (a)                         204,800       3,980
Citizens Communications Co. (a)              22,800         331
Comcast Corp. Special Class A (a)            53,900       2,192
Conectiv, Inc.                               26,800         481
CT Communications, Inc.                       3,400          68
Dobson Communications Corp. New (a)          32,600         414
DQE, Inc.                                    30,500       1,066
Dycom Industries, Inc. (a)                   62,400       2,348
El Paso Electric Co. (a)                     42,500         510
Energen Corp.                                15,100         432
Energy East Corp.                            10,500         212

                                                          Special Growth Fund 32

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                         MARKET
                                             NUMBER      VALUE
                                               OF        (000)
                                             SHARES        $
                                             ------     -------

Finisar Corp. (a)                            44,200       1,274
Hawaiian Electric Industries, Inc.           25,100         827
Hickory Tech Corp.                            7,900         175
Idacorp, Inc.                                32,600       1,607
MDU Resources Group, Inc.                    11,400         333
Montana Power Co.                             9,100         257
New Jersey Resources Corp.                    2,300          92
NICOR, Inc.                                  32,500       1,148
NiSource, Inc.                                6,100         152
NRG Energy, Inc. (a)                         29,100         757
NSTAR                                         3,100         120
OGE Energy Corp.                             19,900         409
Peoples Energy Corp.                         11,200         385
Piedmont Natural Gas Co., Inc.                5,100         156
Pinnacle West Capital Corp.                  19,300         838
Powerwave Technologies, Inc. (a)             17,000         818
PPL Corp.                                     6,100         251
Primus Telecommunications
 Group, Inc. (a)                             33,100         167
Public Service Co. of New Mexico             70,100       1,932
Puget Sound Energy, Inc.                     14,000         344
Quanta Services, Inc. (a)                    19,350         601
Questar Corp.                                18,300         495
RCN Corp. (a)                                48,000         849
RGS Energy Group, Inc.                       30,300         894
SBA Communications Corp. (a)                  1,700          85
SCANA Corp.                                   6,400         170
South Jersey Industries, Inc.                 2,600          76
Stratos Lightwave, Inc. New (a)              44,500       1,176
TECO Energy, Inc.                             5,400         151
Telephone & Data Systems, Inc.               12,800       1,350
Time Warner Telecom, Inc. Class A (a)        12,100         724
TNPC, Inc. New (a)                            1,700          28
Tollgrade Communications, Inc. (a)              800          76
TranSwitch Corp. (a)                          3,600         208
UGI Corp.                                    20,400         473
UIL Holdings Corp.                            8,900         417
UniSource Energy Corp.                       14,100         211
United States Cellular Corp. (a)             22,500       1,440
UtiliCorp United, Inc.                       48,000       1,275
Vyyo, Inc. New (a)                           36,400         803
West TeleServices Corp. (a)                   5,700         142
Western Resources, Inc.                      78,200       1,672
Wisconsin Energy Corp.                       27,300         514
WPS Resources Corp.                          10,900         351
Xcel Energy, Inc.                             9,800         251
                                                        -------
                                                         47,219
                                                        -------

TOTAL COMMON STOCKS
(cost $610,374)                                         728,355
                                                        -------

PREFERRED STOCKS - 0.0%
Sovereign Bancorp, Inc. (conv.)               2,500         126
                                                        -------

TOTAL PREFERRED STOCKS
(cost $125)                                                 126
                                                        -------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                               $
                                           ---------
SHORT-TERM INVESTMENTS - 7.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                           54,860      54,860
United States Treasury Bills (b)(c)(d)
 5.925% due 12/21/00                          1,750       1,736
 5.940% due 12/21/00                          3,500       3,471
                                                        -------

TOTAL SHORT-TERM INVESTMENTS
(cost $60,067)                                           60,067
                                                        -------

TOTAL INVESTMENTS - 101.1%
(identified cost $670,566)                              788,548

OTHER ASSETS AND LIABILITIES,
NET - (1.1%)                                             (8,673)
                                                        -------

                                                        779,875
NET ASSETS - 100.0%                                     =======


(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c)  Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with futures contracts purchased by the Fund.
(e)  Real Estate investment Trust (REIT).

Abbreviations:

ADR - American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

33 Special Growth Fund

SPECIAL GROWTH FUND

                                                                October 31, 2000

                                                            UNREALIZED
                                                NUMBER     APPRECIATION
                                                  OF      (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS       (000)
                                               ---------  --------------

Nasdaq 100 Index
   expiration date 12/00                          17         $    241

Russell 2000 Index
   expiration date 12/00                          39              298

S&P Midcap 400 Index
   expiration date 12/00                         131           (1,766)

S&P 500 Index
   expiration date 12/00                          24             (380)
                                                             --------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                       $ (1,607)
                                                             ========

  See accompanying notes which are an integral part of the financial statements.

                                                          Special Growth Fund 34

SPECIAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $670,566)............................................... $   788,548
Cash...........................................................................................         507
Receivables:
   Dividends and interest......................................................................         760
   Investments sold............................................................................       5,234
   Fund shares sold............................................................................       1,632
   Daily variation margin on futures contracts.................................................       1,499
Prepaid expenses...............................................................................           5
                                                                                                -----------

      Total assets.............................................................................     798,185

LIABILITIES
Payables:
   Investments purchased............................................................ $   16,584
   Fund shares redeemed.............................................................        841
   Accrued fees to affiliates.......................................................        780
   Other accrued expenses...........................................................        105
                                                                                     ----------

      Total liabilities........................................................................      18,310
                                                                                                -----------

NET ASSETS..................................................................................... $   779,875
                                                                                                ===========

NET ASSETS CONSIST OF:
Undistributed net investment income............................................................ $       180
Accumulated net realized gain (loss)...........................................................      99,211
Unrealized appreciation (depreciation) on:
   Investments.................................................................................     117,982
   Futures contracts...........................................................................      (1,607)
Shares of beneficial interest..................................................................         149
Additional paid-in capital.....................................................................     563,960
                                                                                                -----------

NET ASSETS.....................................................................................    $779,875
                                                                                                ===========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($10,761,944 divided by 210,810 shares of $.01 par value
      shares of beneficial interest outstanding)............................................... $     51.05
                                                                                                ===========
   Class E ($9,678,306 divided by 187,070 shares of $.01 par value
      shares of beneficial interest outstanding)............................................... $     51.74
                                                                                                ===========
   Class S ($759,434,970 divided by 14,460,452 shares of $.01 par value
      shares of beneficial interest outstanding)............................................... $     52.52
                                                                                                ===========

See accompanying notes which are an integral part of the financial statements.

35 Special Growth Fund

SPECIAL GROWTH FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                      TEN MONTHS ENDED        YEAR ENDED
                                                                      OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                      ----------------    -----------------

INVESTMENT INCOME
   Dividends......................................................... $          5,058    $           5,190
   Dividends from Money Market Fund..................................            2,991                1,597
   Interest..........................................................              181                  250
                                                                      ----------------    -----------------

      Total investment income........................................            8,230                7,037
                                                                      ----------------    -----------------

EXPENSES
   Advisory fees.....................................................            5,667                5,557
   Administrative fees...............................................              317                  310
   Custodian fees....................................................              449                  469
   Distribution fees - Class C.......................................               53                   18
   Transfer agent fees...............................................            1,043                1,139
   Professional fees.................................................               61                   31
   Registration fees.................................................               78                   96
   Shareholder servicing fees - Class C..............................               18                    6
   Shareholder servicing fees - Class E..............................               16                   14
   Trustees' fees....................................................               14                    7
   Miscellaneous.....................................................               87                   70
                                                                      ----------------    -----------------

   Expenses before reductions........................................            7,803                7,717
   Expense reductions................................................             (20)                   --
                                                                      ----------------    -----------------

      Expenses, net..................................................            7,783                7,717
                                                                      ----------------    -----------------

Net investment income (loss).........................................              447                (680)
                                                                      ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments.......................................................           92,466               63,510
   Futures contracts.................................................            4,471                5,156
                                                                      ----------------    -----------------
                                                                                96,937               68,666
                                                                      ----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
   Investments.......................................................         (24,086)               59,584
   Futures contracts.................................................          (3,843)                  333
                                                                      ----------------    -----------------
                                                                              (27,929)               59,917
                                                                      ----------------    -----------------

Net realized and unrealized gain (loss)..............................           69,008              128,583
                                                                      ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................          $69,455             $127,903
                                                                      ================    =================

  See accompanying notes which are an integral part of the financial statements.

                                                          Special Growth Fund 36

SPECIAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                             TEN MONTHS ENDED      YEAR ENDED            YEAR ENDED
                                                             OCTOBER 31, 2000   DECEMBER 31, 1999     DECEMBER 31, 1998
                                                             ----------------   -----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................. $           447    $           (680)     $            189
   Net realized gain (loss)..................................          96,937              68,666                25,694
   Net change in unrealized appreciation (depreciation)......         (27,929)             59,917               (28,689)
                                                             ----------------   -----------------     -----------------

      Net increase (decrease) in net assets from operations..          69,455             127,903                (2,806)
                                                             ----------------   -----------------     -----------------

DISTRIBUTIONS
   From net investment income
      Class S................................................            (267)                (78)                 (536)
   From net realized gain
      Class C................................................            (189)               (357)                   --
      Class E................................................            (165)               (323)                 (281)
      Class S................................................         (19,077)            (42,975)              (32,238)
                                                             ----------------   -----------------     -----------------

         Net decrease in net assets from distributions.......         (19,698)            (43,733)              (33,055)
                                                             ----------------   -----------------     -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
   transactions..............................................          21,506              22,442                62,073
                                                             ----------------   -----------------     -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS..................          71,263             106,612                26,212

NET ASSETS
   Beginning of period.......................................         708,612             602,000               575,788
                                                             ----------------   -----------------     -----------------
   End of period (including undistributed net investment
      income of $180 at October 31, 2000).................... $       779,875    $        708,612      $        602,000
                                                             ================   =================     =================

See acompanying notes which are an integral part of the financial statements.

37 Special Growth Fund

SPECIAL GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           2000*         1999**
                                                           ------        ------

NET ASSET VALUE, BEGINNING OF PERIOD...................... $48.22        $42.17
                                                           ------        ------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)........................   (.38)         (.45)
   Net realized and unrealized gain (loss)................   4.56          9.72
                                                           ------        ------

      Total income from operations........................   4.18          9.27
                                                           ------        ------

DISTRIBUTIONS
   From net realized gain.................................  (1.35)        (3.22)
                                                           ------        ------

NET ASSET VALUE, END OF PERIOD............................ $51.05        $48.22
                                                           ======        ======

TOTAL RETURN (%)(b).......................................   8.83         22.53

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)............... 10,762         5,990

   Ratios to average net assets (%)(c):
      Operating expenses, net.............................   2.21          2.23
      Operating expenses, gross...........................   2.22          2.23
      Net investment income (loss)........................   (.91)        (1.10)

   Portfolio turnover rate (%)............................ 136.00        111.98

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                          Special Growth Fund 38

SPECIAL GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              YEARS ENDED DECEMBER 31,
                                                                    --------------------------------------------
                                                        2000*        1999         1998        1997        1996**
                                                       ------       ------       ------      ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD................   $48.55       $42.91       $45.42      $40.75       $43.48
                                                       ------       ------       ------      ------       ------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)..................     (.07)        (.16)        (.17)       (.13)        (.02)
   Net realized and unrealized gain (loss)..........     4.61         9.02          .09       11.05         1.63
                                                       ------       ------       ------      ------       ------

      Total income from operations..................     4.54         8.86         (.08)      10.92         1.61
                                                       ------       ------       ------      ------       ------

DISTRIBUTIONS
   From net realized gain...........................    (1.35)       (3.22)       (2.43)      (6.25)       (4.34)
                                                       ------       ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD......................   $51.74       $48.55       $42.91      $45.42       $40.75
                                                       ======       ======       ======      ======       ======

TOTAL RETURN (%)(b).................................     9.53        21.19          .04       27.90         4.04

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).........    9,678        5,411        6,139       3,153          910

   Ratios to average net assets (%)(c):
      Operating expenses, net.......................     1.46         1.49         1.58        1.83         1.89
      Operating expenses, gross.....................     1.47         1.49         1.58        1.83         1.89
      Net investment income (loss)..................     (.16)        (.36)        (.39)       (.51)        (.38)

   Portfolio turnover rate (%)......................   136.00       111.98       129.19       97.19       118.13

*   For the ten months ended October 31, 2000.
**  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

39 Special Growth Fund

SPECIAL GROWTH FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 YEARS ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------
                                                     2000*        1999         1998        1997         1996         1995
                                                    ------       ------       ------      ------       ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD.............   $49.18       $43.34       $45.72      $40.79       $39.17       $33.47
                                                    ------       ------       ------      ------       ------       ------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)...............      .04         (.05)         .01         .08          .12          .18
   Net realized and unrealized gain (loss).......     4.67         9.12          .08       11.18         6.87         9.25
                                                    ------       ------       ------      ------       ------       ------

      Total income from operations...............     4.71         9.07          .09       11.26         6.99         9.43
                                                    ------       ------       ------      ------       ------       ------

DISTRIBUTIONS
   From net investment income....................     (.02)        (.01)        (.04)       (.08)        (.12)        (.21)
   From net realized gain........................    (1.35)       (3.22)       (2.43)      (6.25)       (5.25)       (3.52)
                                                    ------       ------       ------      ------       ------       ------

      Total distributions........................    (1.37)       (3.23)       (2.47)      (6.33)       (5.37)       (3.73)
                                                    ------       ------       ------      ------       ------       ------

NET ASSET VALUE, END OF PERIOD...................   $52.52       $49.18       $43.34      $45.72       $40.79       $39.17
                                                    ======       ======       ======      ======       ======       ======

TOTAL RETURN (%)(b)..............................     9.76        21.45          .42       28.77        18.65        28.52

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)......  759,435      697,211      595,862     572,635      393,048      313,678

   Ratios to average net assets (%)(c):
      Operating expenses, net....................     1.21         1.24         1.15        1.15         1.19         1.22
      Operating expenses, gross..................     1.22         1.24         1.15        1.15         1.19         1.22
      Net investment income (loss)...............      .08         (.10)         .03         .18          .28          .49

   Portfolio turnover rate (%)...................   136.00       111.98       129.19       97.19       118.13        87.56

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                          Special Growth Fund 40

EQUITY INCOME FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To achieve a high level of current income while maintaining the potential for capital appreciation.

INVESTS IN: Primarily income-producing US equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to value-oriented investment.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

        DATES         EQUITY INCOME - CLASS S      RUSSELL 1000(R) VALUE **

      Inception*             $ 10,000                      $ 10,000
            1991             $ 13,718                      $ 13,289
            1992             $ 15,039                      $ 14,706
            1993             $ 17,912                      $ 18,406
            1994             $ 18,676                      $ 18,548
            1995             $ 22,865                      $ 23,126
            1996             $ 27,872                      $ 28,614
            1997             $ 37,359                      $ 38,110
            1998             $ 41,759                      $ 43,760
            1999             $ 45,115                      $ 50,992
            2000             $ 45,144                      $ 53,805

Total                        $295,459                      $313,356

                        YEARLY PERIODS ENDED OCTOBER 31

EQUITY INCOME FUND - CLASS S                                    EQUITY INCOME FUND - CLASS C++++

   PERIODS ENDED        GROWTH OF      TOTAL                       PERIODS ENDED        GROWTH OF      TOTAL
      10/31/00           $10,000       RETURN                        10/31/00            $10,000       RETURN
--------------------------------------------------------        --------------------------------------------------------
1 Year                  $10,006         0.06%                   1 Year                   $ 9,908       (0.92)%
5 Years                 $19,743        14.56%(S)                5 Years                  $19,159       13.87%(S)
10 Years                $45,144        16.25%(S)                10 Years                 $43,807       15.90%(S)


EQUITY INCOME FUND - CLASS E++                                  RUSSELL 1000(R) VALUE INDEX

   PERIODS ENDED        GROWTH OF      TOTAL                       PERIODS ENDED        GROWTH OF      TOTAL
      10/31/00           $10,000       RETURN                        10/31/00            $10,000       RETURN
--------------------------------------------------------        --------------------------------------------------------
1 Year                   $ 9,986       (0.14)%                  1 Year                   $10,552        5.52%
5 Years                  $19,403       14.16%(S)                5 Years                  $23,266       18.40%(S)
10 Years                 $44,365       16.05%(S)                10 Years                 $53,805       18.33%(S)

41 Equity Income Fund

EQUITY INCOME FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Equity Income Fund Class S, Class E and Class C shares returned 0.66%, 0.46%, and (0.17)% respectively, as compared to the Russell 1000(R) Value Index, which gained 5.84%.

The Fund faced a difficult first quarter, as growth issues, particularly technology stocks, vastly outperformed value stocks. However, the climate abruptly changed in March 2000 and the Fund's value managers began to enjoy a much more favorable, although highly volatile, climate.

PORTFOLIO HIGHLIGHTS
A high level of confidence and a more speculative investment philosophy marked the beginning of the fiscal period. This provided significant challenges for value investors, as valuation models performed poorly in a world driven almost exclusively by price momentum. Further complicating matters for diversified investors, sector concentration, notably in the Technology arena, provided an exceptionally narrow window for investment opportunities.

However, by the end of the first quarter, value managers began to feel vindicated. Beginning in March, investors experienced an abrupt turnaround from growth to value investing and the long-favored Technology sector fell dramatically, as market opportunities broadened. During the remainder of the period, market breadth increased substantially, and the Fund's diversification was again a benefit. Strong stock selection in the Utilities, Consumer Discretionary, and Health Care sectors contributed to the Fund's late-period rally. During this time, overweight positions in JP Morgan and St. Paul (both issues within the Financials sector), Reliant Energy (Utilities), and Boeing (Producer Durables), as well as an underweight position in Worldcom (Utilities), added to the Fund's overall returns.

The Fund's performance was also affected by a second quarter modification to the investment manager lineup. After careful consideration, the Fund terminated Trinity Investment Management Corp. and retained Barclays Global Fund Advisors in April 2000. This provided an additional level of diversification for the Fund, and helped align the portfolio with the changing nature of the value indexes. Barclays utilizes a process that incorporates earnings momentum into its portfolio building approach. This helps give the Fund broader coverage of the former growth-oriented stocks that have become part of the value segment of the Russell 1000(R) Index since the June reconstitution of the Index. That annual evaluation revealed that some slower-growth companies had become value stocks as extremely high-growth issues, such as technology stocks, crowded them out of the growth segment of the Russell 1000(R) Index.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                 October 31, 2000

Exxon Mobil Corp.                                            4.0%
Citigroup, Inc.                                              3.7
SBC Communications, Inc.                                     2.5
Merck & Co., Inc.                                            2.3
Fleetboston Financial Corp.                                  1.9
Morgan Stanley Dean Witter & Co.                             1.9
Johnson & Johnson                                            1.8
American International Group, Inc.                           1.7
Morgan (J.P.) & Co., Inc.                                    1.6
Verizon Communications                                       1.6


PORTFOLIO CHARACTERISTICS
                                                    October 31, 2000

Current P/E Ratio                                          16.2x
Portfolio Price/Book Ratio                                 3.06x
Market Capitalization - $-Weighted Average             79.36 Bil
Number of Holdings                                           513


MONEY MANAGERS                                  STYLE

Barclays Global Fund Advisors               Value
Equinox Capital Management, Inc.            Value
Westpeak Investment Advisors, L.P.          Value

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Equity Income Fund Class S assumes initial investment on November 1, 1990.

** Russell 1000(R) Value Index includes stocks from the Russell 1000(R) Index with a less than average growth orientation. The Index represents the universe of stocks from which most price-driven managers typically select. The Russell 1000 Value Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Equity Income Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Equity Income Fund Class S and Class E performance has been linked with
     Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                           Equity Income Fund 42

EQUITY INCOME FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                          MARKET
                                                             NUMBER       VALUE
                                                               OF         (000)
                                                             SHARES         $
                                                             ------       ------

COMMON STOCKS - 94.5%
AUTO AND TRANSPORTATION - 3.8%
Airborne Freight Corp.                                          200            2
AMR Corp. (a)                                                 1,400           46
ArvinMeritor, Inc.                                            1,825           31
AutoZone, Inc. (a)                                            3,100           83
Bandag, Inc.                                                    400           14
Burlington Northern, Inc.                                     9,000          239
CNF Transportation, Inc.                                        100            3
Delphi Automotive Systems Corp.                               2,800           44
Delta Air Lines, Inc.                                        33,800        1,597
Eaton Corp.
Expeditors International of                                     600           41
   Washington, Inc.                                             200           10
FedEx Corp. (a)                                               2,700          127
Ford Motor Co.                                               43,003        1,123
GATX Corp.                                                      400           17
General Motors Corp.                                         30,988        1,925
Hertz Corp. Class A
Hunt (JB) Transportation                                        500           16
   Services, Inc                                              1,400           18
Lear Corp. (a)                                                  900           25
Ryder System, Inc.                                              100            2
Southwest Airlines Co.                                          500           14
Swift Transportation Co., Inc. (a)                              200            3
Trinity Industries, Inc.                                        200            5
UAL Corp.                                                       200            8
Union Pacific Corp.                                           6,800          319
Visteon Corp.                                                 1,266           21
                                                                          ------
                                                                           5,733
                                                                          ------

CONSUMER DISCRETIONARY - 6.8%
AC Nielsen Corp. (a)                                          1,600           38
AT&T Corp. - Liberty Media Group Class A (a)                 69,568        1,252
Avon Products, Inc.                                             200           10
Banta Corp.                                                   1,100           25
Best Buy Co. (a)                                              1,500           75
BJ's Wholesale Club, Inc. (a)                                 3,500          115
Brinker International, Inc. (a)                               1,800           71
Brunswick Corp.                                               2,300           45
Callaway Golf Co.                                               700           11
Carnival Corp.                                                  100            2
Catalina Marketing Corp. (a)                                    500           20
Cendant Corp. (a)                                             3,000           36
Circuit City Stores - Circuit City Group                        500            7
Clear Channel Communications, Inc. (a)                        1,616           97
Costco Wholesale Corp. (a)                                      800           29
Darden Restaurants, Inc.                                      5,300          119
Disney (Walt) Co.                                            51,300        1,837
Donnelley (R.R.) & Sons Co.                                   5,100          110
Eastman Kodak Co.                                             2,100           94
EchoStar Communications Corp. Class A (a)                       300           14
Energizer Holdings, Inc. (a)                                  6,933          137
Federated Department Stores, Inc. (a)                         2,500           81
Fluor Corp.                                                   1,400           49
Gannett Co., Inc.                                             2,200          128
Harrah's Entertainment, Inc. (a)                              1,800           52
Hasbro, Inc.                                                    900           10
Home Depot, Inc. (The)                                          200            9
Infinity Broadcasting Corp. Class A (a)                       1,500           50
JC Penney & Co., Inc.                                           500            6
Kelly Services, Inc. Class A                                    200            4
Kimberly-Clark Corp.                                          4,700          310
Kmart Corp. (a)                                               4,600           27
Lancaster Colony Corp.                                          300            7
Land's End, Inc. (a)                                            100            3
Limited, Inc. (The)                                          11,300          285
Liz Claiborne, Inc.                                           3,700          157
Lowe's Cos., Inc.                                             1,900           87
Manpower, Inc.                                                4,500          157
Marriott International, Inc. Class A                          5,000          203
May Department Stores Co.                                     4,900          129
Maytag Corp.                                                    300            9
McDonald's Corp.                                              5,000          155
McGraw-Hill, Inc.                                             1,700          109
MGM Grand, Inc.                                               7,100          245
Neiman Marcus Group, Inc. (The) Class A (a)                   4,200          156
New York Times Co. Class A                                    1,900           70
Newell Rubbermaid, Inc.                                       1,100           21
NTL, Inc. (a)                                                 1,100           48
Office Depot, Inc. (a)                                        1,400           12
PanAmSat Corp. (a)                                              300           10
Park Place Entertainment Corp. (a)                            1,500           19
Payless ShoeSource, Inc. (a)                                    800           46
Pittston Brink's Group                                        1,100           17
Reebok International, Ltd. (a)                                  300            6
Robert Half International, Inc. (a)                             300            9
Ross Stores, Inc.                                               200            3
Russell Corp.                                                   200            3
Sabre Holdings, Corp.                                         1,600           54
Safeguard Scientifics, Inc. (a)                                 900           14
Saks, Inc. (a)                                                1,200           12
Sears Roebuck & Co.                                          30,600          910
Shaw Industries, Inc.                                         1,300           24
Starbucks Corp. (a)                                             100            4
Starwood Hotels & Resorts
   Worldwide, Inc                                             1,000           30

43 Equity Income Fund

EQUITY INCOME FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           -------      -------

Target Corp.                                                 4,700          130
Tiffany & Co.                                                  300           13
Time Warner, Inc.                                            1,500          114
TJX Cos., Inc.                                                 200            5
Toys "R" Us, Inc. (a)                                        3,700           64
Tribune Co.                                                 19,100          708
Tricon Global Restaurants, Inc. (a)                            500           15
Tupperware Corp.                                               200            3
UnitedGlobalCom, Inc. Class A (a)                              400           13
USA Networks, Inc. (a)                                         800           16
V.F. Corp.                                                     200            5
Valassis Communications, Inc. (a)                              100            3
Venator Group, Inc. (a)                                      1,000           14
Viacom, Inc. Class B (a)                                    21,206        1,206
Viad Corp.                                                     400            9
Wal-Mart Stores, Inc.                                        1,300           59
Wallace Computer Services, Inc.                              1,700           25
Wendy's International, Inc.                                  1,600           35
Westwood One, Inc. (a)                                         800           15
Whirlpool Corp.                                              1,900           82
                                                                        -------
                                                                         10,418
                                                                        -------

CONSUMER STAPLES - 6.9%
Albertson's, Inc.                                            2,700           64
Anheuser-Busch Cos., Inc.                                   27,200        1,244
Campbell Soup Co.                                              500           15
Clorox Co. (The)                                             4,200          187
Coca-Cola Co. (The)                                          1,700          103
Coca-Cola Enterprises, Inc.                                    100            2
Colgate-Palmolive Co.                                       17,200        1,011
ConAgra, Inc.                                                1,200           26
Coors (Adolph) Co. Class B                                     700           45
Delhaize America, Inc.                                       1,769           30
Dreyers Grand Ice Cream, Inc.                                  200            5
Gillette Co. (The)                                             600           21
Heinz (H.J.) Co.                                            21,500          902
IBP, Inc.                                                    2,300           47
Interstate Bakeries Corp.                                    1,700           24
Keebler Foods Co.                                            1,200           49
Kroger Co. (The)(a)                                          2,700           61
McCormick & Co., Inc.                                        2,300           73
Nabisco Group Holdings Corp.                                 2,400           69
Nabisco Holdings Corp. Class A                                 400           22
Pepsi Bottling Group, Inc. (The)                             6,300          218
PepsiCo, Inc.                                               28,700        1,390
Philip Morris Cos., Inc.                                    43,200        1,582
Procter & Gamble Co.                                        27,950        1,997
Quaker Oats Co. (The)                                        2,900          237
R.J. Reynolds Tobacco Holdings, Inc.                         9,200          329
Ralston-Purina Group                                         3,500           85
Safeway, Inc. (a)                                            2,100          115
Sara Lee Corp.                                               2,300           50
SuperValu, Inc.                                              1,000           14
SYSCO Corp.                                                  6,700          350
Tyson Foods, Inc. Class A                                    2,300           25
UST Corp.                                                      100            2
Winn-Dixie Stores, Inc.                                      3,100           60
Wrigley (Wm.), Jr. Co.                                       1,100           86
                                                                        -------
                                                                         10,540
                                                                        -------

FINANCIAL SERVICES - 30.5%
AFLAC, Inc.                                                  1,500          110
Allmerica Financial Corp.                                      300           19
Allstate Corp.                                               6,300          254
Ambac Financial Group, Inc.                                    700           56
American Express Co.                                         7,700          462
American General Corp.                                      13,900        1,119
American International Group, Inc.                          26,300        2,577
AmSouth Bancorp                                              3,900           54
AON Corp.                                                   13,000          539
Apartment Investment & Management                            2,000           91
   Co. Class A (b)
Associates First Capital Corp. Class A                       7,200          267
AXA Financial, Inc.                                          1,300           70
BancWest Corp.                                              19,600          401
Bank of America Corp.                                       34,384        1,653
Bank of New York Co., Inc.                                  19,700        1,134
Bank One Corp.                                              30,600        1,117
BB&T Corp.                                                   4,300          137
Bear Stearns Companies Inc. (The)                              100            6
Block (H&R) Co., Inc.                                          600           21
Catellus Development Corp. (a)(b)                              700           13
Chase Manhattan Corp.                                       16,900          769
Chubb Corp. (The)                                            9,100          768
CIGNA Corp.                                                 16,800        2,049
Cincinnati Financial Corp.                                   1,800           66
CIT Group, Inc.                                              1,000           17
Citigroup, Inc.                                            107,133        5,638
City National Corp.                                         13,600          468
Colonial BancGroup, Inc.                                       800            7
Comerica, Inc.                                               1,900          115
Commerce Bancshares, Inc.                                    7,700          276
Compass Bancshares, Inc.                                       900           16
Conseco, Inc.                                                1,900           13
Crescent Real Estate Equities, Inc. (b)                      2,600           52
Dime Bancorp, Inc.                                             400           10
Donaldson, Lufkin & Jenrette, Inc.                           1,000           90
Dow Jones & Co., Inc.                                        3,700          218
Duke-Weeks Realty Corp. (b)                                  3,000           71
Dun & Bradstreet Corp. (a)                                     100            2
Edwards (A.G.), Inc.                                         5,100          259

                                                           Equity Income Fund 44

EQUITY INCOME FUND

                                                                October 31, 2000

                                                                          MARKET
                                                           NUMBER         VALUE
                                                             OF           (000)
                                                           SHARES           $
                                                           ------         ------

Equity Office Properties Trust (b)                          3,055             92
Equity Residential Properties Trust (b)                       300             14
Erie Indemnity Co. Class A                                 10,600            295
Everest Re Group, Ltd.                                        200             12
Federal Home Loan Mortgage Corp.                            4,000            240
Federal National Mortgage Association                      26,600          2,048
FelCor Lodging Trust, Inc. (b)                              1,400             31
FINOVA Group, Inc.                                            700              2
First Data Corp.                                            5,500            276
First Tennessee National Corp.                                300              7
First Union Corp.                                           7,700            233
Firstar Corp.                                               6,700            132
FleetBoston Financial Corp.                                77,100          2,930
Franchise Finance Corp. of America                          1,200             24
Franklin Resources, Inc.                                      700             30
Fulton Financial Corp.                                        530             12
General Growth Properties, Inc. (b)                           200              6
Golden State Bancorp, Inc.                                  9,000            235
Golden West Financial Corp.                                17,500            981
Goldman Sachs Group, Inc. (The)                             3,800            379
Greenpoint Financial Corp.                                    800             24
Hartford Financial Services Group, Inc. (The)              14,600          1,087
Hibernia Corp. Class A                                      1,900             23
Hospitality Properties Trust                                5,450            118
Household International, Inc.                               5,500            277
Jefferson-Pilot Corp.                                       5,600            385
John Hancock Financial Services, Inc. (a)                     200              6
KeyCorp                                                     5,900            146
Lehman Brothers Holdings, Inc.                             11,800            761
Lincoln National Corp.                                      1,900             92
Loews Corp.                                                11,900          1,082
Marsh & McLennan Cos., Inc.                                 2,600            340
Marshall & Ilsley Corp.                                       200              9
MBNA Corp.                                                  2,300             86
Mellon Financial Corp.                                      2,900            140
Mercantile Bankshares Corp.                                 2,500             94
Merrill Lynch & Co., Inc.                                  15,400          1,078
MGIC Investment Corp.                                       7,900            538
MONY Group, Inc. (The)                                      6,300            259
Moody's Corp. (a)                                             200              5
Morgan (J.P.) & Co., Inc.                                  14,900          2,466
Morgan Stanley Dean Witter & Co.                           35,500          2,851
National City Corp.                                         7,000            150
National Commerce Bancorp                                     600             13
North Fork Bancorp, Inc.                                      900             18
Northern Trust Corp.                                        3,100            264
Old Kent Financial Corp.                                      740             20
Old Republic International Corp.                              600             16
Paine Webber Group, Inc.                                      500             36
PMI Group, Inc. (The)                                       1,800            133
PNC Bank Corp.                                             15,400          1,030
Popular, Inc.                                                 500             14
Radian Group, Inc.                                          5,300            376
Regions Financial Corp.                                     1,800             42
Reinsurance Group of America                                  200              7
Simon Property Group, Inc. (b)                              1,800             40
SouthTrust Corp.                                            2,100             68
Spieker Properties, Inc. (b)                                2,093            116
St. Paul Cos., Inc.                                        22,400          1,148
State Street Corp.                                            600             75
Stilwell Financial, Inc.                                      600             27
SunTrust Banks, Inc.                                        1,700             83
Synovus Financial Corp.                                    12,000            259
TCF Financial Corp.                                           900             36
Torchmark Corp.                                               700             23
U.S. Bancorp                                                8,500            206
UnionBanCal Corp.                                           8,100            170
UnumProvident Corp.                                         2,500             71
USA Education, Inc.                                         1,700             95
Wachovia Corp.                                              1,100             59
Washington Mutual, Inc.                                     9,100            400
Wells Fargo Co.                                            12,462            577
                                                                          ------
                                                                          46,422
                                                                          ------

HEALTH CARE - 8.4%
Abbott Laboratories                                         8,600            454
Allergan, Inc.                                                600             50
Bausch & Lomb, Inc.                                           700             27
Baxter International, Inc.                                  4,600            378
Becton, Dickinson & Co.                                     1,000             34
Boston Scientific Corp. (a)                                 3,800             61
Bristol-Myers Squibb Co.                                   25,300          1,542
Cardinal Health, Inc.                                       4,200            398
Covance, Inc. (a)                                             400              3
DENTSPLY International, Inc.                                7,000            243
First Health Group Corp. (a)                                  400             16
Forest Labs, Inc. (a)                                         400             53
Foundation Health Systems, Inc. (a)                           900             18
Genzyme Corp. (a)                                             400             28
Gilead Sciences, Inc. (a)                                     300             26
HCA-The Healthcare Co.                                     30,600          1,222
HEALTHSOUTH Corp. (a)                                       2,200             26
Humana, Inc. (a)                                            1,100             13
ICOS Corp. (a)                                                100              5
Johnson & Johnson                                          29,800          2,745
Lilly (Eli) & Co.                                             300             27
Merck & Co., Inc.                                          39,400          3,544
PacifiCare Health Systems, Inc. (a)                           300              3
Perrigo Co. (a)                                             1,000              7

45 Equity Income Fund

EQUITY INCOME FUND

                                                                October 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            ------       ------

Pfizer, Inc.                                                   400           17
Pharmacia Corp.                                              2,907          160
St. Jude Medical, Inc. (a)                                     200           11
Steris Corp. (a)                                             1,000           15
Stryker Corp.                                                1,100           52
Tenet Healthcare Corp.                                      12,300          484
Trigon Healthcare, Inc. (a)                                    200           14
United Health Corp (a)                                       4,800          525
Universal Health Services, Inc. Class B (a)                    400           34
Watson Pharmaceuticals, Inc. (a)                             6,100          382
Wellpoint Health Networks, Inc. (a)                          1,900          221
                                                                         ------
                                                                         12,838
                                                                         ------

INTEGRATED OILS - 8.2%
Amerada Hess Corp.                                          19,800        1,228
Burlington Resources, Inc.                                   1,700           61
Chevron Corp.                                               22,100        1,815
Coastal Corp.                                                1,300           98
Conoco, Inc. Class B                                         5,600          152
Exxon Mobil Corp.                                           69,173        6,169
Helmerich & Payne, Inc.                                        800           25
Murphy Oil Corp.                                               900           52
Occidental Petroleum Corp.                                  20,700          411
Phillips Petroleum Co.                                      20,300        1,254
Texaco, Inc.                                                 3,300          195
Unocal Corp.                                                27,600          942
USX-Marathon Group                                           5,600          153
                                                                         ------
                                                                         12,555
                                                                         ------

MATERIALS AND PROCESSING - 3.8%
Air Products & Chemicals, Inc.                               2,100           78
AK Steel Holding Corp.                                         600            6
Albemarle Corp. (a)                                          1,600           37
Alcoa, Inc.                                                  6,460          185
American Standard Cos., Inc. (a)                             1,700           78
Archer-Daniels-Midland Co.                                  21,600          238
Barrick Gold Corp.                                           1,400           19
Bowater, Inc.                                                1,100           60
Centex Corp.                                                 7,200          266
Dow Chemical Co.                                            39,508        1,210
du Pont (E.I.) de Nemours                                   20,700          939
Eastman Chemical Co.                                         2,200           94
Ecolab, Inc.                                                   300           12
FMC Corp. (a)                                                  400           30
Freeport-McMoRan Copper & Gold, Inc.
   Class A (a)                                                 100            1
Freeport-McMoRan Copper & Gold, Inc.
   Class B (a)                                                 400            3
Georgia-Pacific Group                                        1,600           43
Granite Construction, Inc.                                     100            2
Harsco Corp.                                                   600           12
Illinois Tool Works, Inc.                                      300           17
IMC Global, Inc.                                             2,100           27
International Paper Co.                                      2,107           77
Johns Manville Corp.                                         1,700           16
Lafarge Corp.                                                  500            9
Longview Fibre Co.                                             600            8
Louisiana Pacific Corp.                                      1,100            9
Lyondell Petrochemical Co.                                   1,600           23
Masco Corp.                                                    800           15
Minnesota Mining & Manufacturing Co.                        14,100        1,362
Nucor Corp.                                                  1,200           42
PPG Industries, Inc.                                           900           40
Praxair, Inc.                                                1,200           45
Sigma Aldrich Corp.                                          1,700           61
Smurfit-Stone Container Corp. (a)                              500            7
Standard Register Co.                                          300            4
Timken Co.                                                   1,600           23
Tyco International, Ltd.                                     2,628          149
Union Carbide Corp.                                            900           39
US Industries, Inc.                                            400            4
USX-U.S. Steel Group                                           100            2
Washington Group International, Inc.
   2003 warrants (a)                                           292            1
Westvaco Corp.                                              11,000          314
Weyerhaeuser Co.                                             1,600           74
Willamette Industries, Inc.                                  1,500           53
                                                                         ------
                                                                          5,734
                                                                         ------

OTHER ENERGY - 1.9%
Anadarko Petroleum Corp.                                       837           54
Apache Corp.                                                 3,900          216
Baker Hughes, Inc.                                           3,400          117
Devon Energy Corp.                                             264           13
El Paso Energy Corp.                                           400           25
ENSCO International, Inc.                                    1,300           43
EOG Resources, Inc.                                            700           28
Flowserve Corp.                                                700           14
Halliburton Co.                                                900           33
Kerr-McGee Corp.                                             2,000          131
Noble Drilling Corp. (a)                                     5,800          241
Ocean Energy, Inc. (a)                                       1,700           24
Pioneer Natural Resources Co. (a)                              700            9
Sempra Energy                                               25,700          532
Smith International, Inc. (a)                                  200           14
Tosco Corp.                                                  1,200           34
TXU Corp.                                                   20,500          760
Ultramar Diamond Shamrock Corp.                             21,400          562
Weatherford International, Inc. (a)                            200            6
                                                                         ------
                                                                          2,856
                                                                         ------

                                                           Equity Income Fund 46

EQUITY INCOME FUND

                                                                October 31, 2000

                                                                         MARKET
                                                            NUMBER       VALUE
                                                              OF         (000)
                                                            SHARES          $
                                                            ------       ------

PRODUCER DURABLES - 6.6%
AMETEK, Inc.                                                   100            2
B.F. Goodrich Co.                                            1,400           57
Beckman Coulter, Inc.                                        6,800          476
Boeing Co. (The)                                            26,500        1,797
Caterpillar, Inc.                                            5,900          207
Clayton Homes, Inc.                                            200            2
Crane Co.                                                    1,100           29
Danaher Corp.                                                  800           51
Deere & Co.                                                 16,400          604
Dover Corp.                                                  8,400          356
Emerson Electric Co.                                         3,300          242
General Dynamics Corp.                                         200           14
General Electric Co.                                        30,400        1,666
Honeywell International, Inc.                                5,200          280
Ingersoll-Rand Co.                                             400           15
ITT Industries, Inc.                                         2,000           65
Johnson Controls, Inc.                                       1,800          107
Kennametal, Inc.                                             1,600           47
Lennar Corp.                                                11,700          376
Litton Industries, Inc. (a)                                    800           42
Lockheed Martin Corp.                                       27,700          993
Molex, Inc.                                                    325           18
Northrop Grumman Corp.                                       1,200          101
Pall Corp.                                                     100            2
Parker-Hannifin Corp.                                        4,100          170
Pitney Bowes, Inc.                                           1,600           48
Republic Services, Inc. (a)                                  1,000           13
Rockwell International Corp.                                 2,700          106
SPX Corp. (a)                                                  100           12
Steelcase, Inc. Class A                                      6,500          115
Stewart & Stevenson Services, Inc.                           1,100           26
Teradyne, Inc. (a)                                             400           13
Textron, Inc.                                               18,600          938
United Technologies Corp.                                   12,400          866
Waste Management, Inc.                                       4,000           80
Xerox Corp.                                                  2,300           19
                                                                          -----
                                                                          9,955
                                                                          -----

TECHNOLOGY - 6.9%
3Com Corp. (a)                                               1,300           23
Advanced Micro Devices, Inc. (a)                             1,700           38
Agilent Technologies, Inc. (a)                                 200            9
Altera Corp. (a)                                               400           16
America Online, Inc. (a)                                       100            5
Analog Devices, Inc. (a)                                       300           20
Apple Computer, Inc. (a)                                     2,700           53
Arrow Electronics, Inc. (a)                                  3,300          106
At Home Corp. Series A (a)                                     700            7
Avnet, Inc.                                                  6,400          172
AVX Corp.                                                    5,500          157
Cabletron Systems, Inc. (a)                                  1,900           52
Cadence Design Systems, Inc. (a)                               700           18
Cisco Systems, Inc. (a)                                        600           32
Comdisco, Inc.                                               7,200           89
COMPAQ Computer Corp.                                       37,300        1,134
Computer Associates International, Inc.                     24,300          775
Computer Sciences Corp. (a)                                    500           32
Corning, Inc.                                                  500           38
Critical Path, Inc. (a)                                        100            5
Dell Computer Corp. (a)                                      2,400           71
DST Systems, Inc. (a)                                        1,500           92
Electronic Data Systems Corp.                                4,600          216
Galileo International, Inc.                                    500           10
General Motors Corp. Class H (a)                             1,230           40
GTECH Holdings Corp. (a)                                     1,500           26
Hewlett-Packard Co.                                         17,200          799
Ikon Office Solutions, Inc.                                  1,100            4
IMS Health, Inc.                                             2,300           54
Integrated Device Technology, Inc. (a)                         100            6
Intel Corp.                                                 16,664          749
International Business Machines Corp.                       10,800        1,064
Internet Capital Group, Inc. (a)                             1,200           16
Intuit, Inc. (a)                                               600           37
Keane, Inc. (a)                                                800           10
Kemet Corp. (a)                                              1,200           33
MarchFirst, Inc. (a)                                           600            3
Metromedia Fiber Network, Inc. Class A (a)                     900           17
Microchip Technology, Inc. (a)                                 600           19
Motorola, Inc.                                              18,800          469
NCR Corp. (a)                                                  500           22
Nortel Networks Corp.                                        1,500           68
Novell, Inc. (a)                                               600            5
Oracle Systems Corp. (a)                                       400           13
Palm, Inc. (a)                                                 276           15
PeopleSoft, Inc. (a)                                           100            4
PerkinElmer, Inc.                                              100           12
QUALCOMM, Inc. (a)                                             100            7
Quantum Corp. - DLT & Storage Systems (a)                    2,100           32
Qwest Communications International, Inc. (a)                21,363        1,039
RadioShack, Corp.                                              100            6
Seagate Technology (a)                                       1,000           70
Storage Technology Corp. (a)                                 1,000           10
Structural Dynamics Research Corp. (a)                         800            8
Sun Microsystems, Inc. (a)                                     600           66
SunGard Data Systems (a)                                     1,000           51

47 Equity Income Fund

EQUITY INCOME FUND

                                                               October 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            ------      -------

Sybase, Inc. (a)                                               800           17
Symantec Corp. (a)                                             200            8
Total Systems Services, Inc.                                 1,100           18
Veritas Software Corp. (a)                                     400           56
Verizon Communications                                      42,046        2,431
Vishay Intertechnology, Inc. (a)                             1,200           35
                                                                        -------
                                                                         10,509
                                                                        -------

UTILITIES - 10.7%
ADC Telecommunications, Inc. (a)                               100            2
Allegheny Energy, Inc.                                         100            4
Alltel Corp.                                                 1,700          110
Ameren Corp.                                                   700           28
American Electric Power Co., Inc.                            9,720          403
AT&T Corp.                                                  59,326        1,376
AT&T Wireless Group (a)                                        700           17
BellSouth Corp.                                             46,100        2,227
BroadWing, Inc. (a)                                          4,300          121
Cablevision Systems Corp. Class A (a)                          600           45
Centennial Cellular Corp. Class A (a)                          400            8
CenturyTel, Inc.                                               900           35
Columbia Energy Group                                          600           43
Comcast Corp. Special Class A (a)                            7,600          309
Consolidated Edison, Inc.                                    2,100           74
Cox Communications, Inc. Class A (a)                         1,300           57
Dominion Resources, Inc.                                     1,500           89
DTE Energy Co.                                               1,300           47
Dycom Industries, Inc. (a)                                   2,000           75
Edison International                                         2,600           62
Enron Corp.                                                  8,400          689
Entergy Corp.                                                1,000           38
Exelon Corp. (a)                                             1,138           68
FirstEnergy Corp.                                           10,000          259
Florida Progress Corp.                                         700           37
FPL Group, Inc.                                             12,500          825
Idacorp, Inc.                                               19,300          952
KeySpan Corp.                                                3,000          106
Level 3 Communications, Inc. (a)                               400           19
MCN Energy Group, Inc.                                         600           15
National Fuel Gas Co.                                        5,900          316
Northeast Utilities                                            700           14
PG&E Corp.                                                  43,900        1,183
Pinnacle West Capital Corp.                                  2,500          109
Powerwave Technologies, Inc. (a)                               100            5
PPL Corp.                                                    7,200          297
Public Service Enterprise Group, Inc.                        4,400          183
Questar Corp.                                                  900           24
Reliant Energy, Inc.                                        21,100          872
SBC Communications, Inc.                                    67,000        3,865
SCANA Corp.                                                    200            5
Southern Co.                                                 2,900           85
Sprint Corp. (Fon Group)                                     6,000          153
Telephone & Data Systems, Inc.                                 900           95
Viacom, Inc. Class A (a)                                       300           17
West TeleServices Corp. (a)                                    200            5
Western Resources, Inc.                                        800           17
Williams Cos. (The)                                          1,200           50
WorldCom, Inc. (a)                                          30,800          730
Xcel Energy, Inc.                                            1,295           33
                                                                        -------
                                                                         16,198
                                                                        -------

TOTAL COMMON STOCKS
(cost $121,370)                                                         143,758
                                                                        -------

                                                         PRINCIPAL
                                                          AMOUNT
                                                           (000)
                                                             $
                                                         ---------

SHORT-TERM INVESTMENTS - 6.6%
Frank Russell Investment Company                             9,090        9,090
   Money Market Fund, due on demand
   (c)
United States Treasury Bills
   (c)(d)(e) 5.940% due 12/21/00                             1,000          992
                                                                        -------

TOTAL SHORT-TERM INVESTMENTS
(cost $10,082)                                                           10,082
                                                                        -------

TOTAL INVESTMENTS - 101.1%
(identified cost $131,452)                                              153,840

OTHER ASSETS AND LIABILITIES,
NET - (1.1%)                                                             (1,653)
                                                                        -------

NET ASSETS - 100.0%                                                     152,187
                                                                        =======

(a)  Nonincome-producing security.
(b)  Real Estate Investment Trust (REIT).
(c)  At amortized cost, which approximates market.
(d)  Rate noted is yield-to-maturity from date of acquisition.
(e) Held as collateral in connection with futures contracts purchased by the Fund.

See accompanying notes which are an integral part of the financial statements.

                                                           Equity Income Fund 48

EQUITY INCOME FUND

                                                                October 31, 2000

                                                                UNREALIZED
                                                NUMBER         APPRECIATION
                                                  OF          (DEPRECIATION)
FUTURES CONTRACTS                             CONTRACTS           (000)
                                              ---------       --------------
S&P Barra Value Index
   expiration date 12/00                             18       $          (14)

S&P 500 Index
   expiration date 12/00                             20                  121
                                                              --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                        $          107
                                                              ==============

See accompanying notes which are an integral part of the financial statements.

49 Equity Income Fund

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES


Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $131,452) ...............................................     $ 153,840
Receivables:
   Dividends and interest ......................................................................           186
   Investments sold ............................................................................            34
   Fund shares sold ............................................................................           383
   Daily variation margin on futures contracts .................................................           176
Prepaid expenses ...............................................................................             4
                                                                                                     ---------

      Total assets .............................................................................       154,623

LIABILITIES
Payables:
   Investments purchased .........................................................     $   1,489
   Fund shares redeemed ..........................................................           732
   Accrued fees to affiliates ....................................................           153
   Other accrued expenses ........................................................            62
                                                                                       ---------

      Total liabilities ........................................................................         2,436
                                                                                                     ---------

NET ASSETS .....................................................................................     $ 152,187
                                                                                                     =========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss) ...........................................................     $  (6,405)
Unrealized appreciation (depreciation) on:
   Investments .................................................................................        22,388
   Futures contracts ...........................................................................           107
Shares of beneficial interest ..................................................................            41
Additional paid-in capital .....................................................................       136,056
                                                                                                     ---------

NET ASSETS .....................................................................................     $ 152,187
                                                                                                     =========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($1,034,866 divided by 28,181 shares of $.01 par value
      shares of beneficial interest outstanding) ...............................................     $   36.72
                                                                                                     =========

   Class E ($1,095,138 divided by 29,688 shares of $.01 par value
      shares of beneficial interest outstanding) ...............................................     $   36.89
                                                                                                     =========

   Class S ($150,057,210 divided by 4,090,467 shares of $.01 par value
      shares of beneficial interest outstanding) ...............................................     $   36.68
                                                                                                     =========

  See accompanying notes which are an integral part of the financial statements.

                                                           Equity Income Fund 50

EQUITY INCOME FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                               TEN MONTHS ENDED     YEAR ENDED
                                                                               OCTOBER 31, 2000  DECEMBER 31, 1999
                                                                               ---------------- ------------------

INVESTMENT INCOME
   Dividends ...............................................................   $          2,417 $            4,243
   Dividends from Money Market Fund ........................................                303                460
   Interest ................................................................                 31                107
                                                                               ---------------- ------------------

      Total investment income ..............................................              2,751              4,810
                                                                               ---------------- ------------------
EXPENSES
   Advisory fees ...........................................................                981              1,681
   Administrative fees .....................................................                 66                113
   Custodian fees ..........................................................                204                180
   Distribution fees - Class C .............................................                  6                  4
   Transfer agent fees .....................................................                329                377
   Professional fees .......................................................                 45                 23
   Registration fees .......................................................                 35                 76
   Shareholder servicing fees - Class C ....................................                  2                  1
   Shareholder servicing fees - Class E ....................................                  2                  3
   Trustees' fees ..........................................................                 11                  5
   Miscellaneous ...........................................................                 47                 35
                                                                               ---------------- ------------------

   Expenses before reductions ..............................................              1,728              2,498
   Expense reductions ......................................................                 (1)                --
                                                                               ---------------- ------------------

      Expenses, net ........................................................              1,727              2,498
                                                                               ---------------- ------------------

Net investment income ......................................................              1,024              2,312
                                                                               ---------------- ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments .............................................................             (8,945)            16,273
   Futures contracts .......................................................               (584)             1,725
   Foreign currency-related transactions ...................................                 (6)                 2
                                                                               ---------------- ------------------
                                                                                         (9,535)            18,000
                                                                               ---------------- ------------------

Net change in unrealized appreciation (depreciation) on:
   Investments .............................................................              7,175            (20,112)
   Futures contracts .......................................................               (144)               (39)
   Foreign currency-related transactions ...................................                  1                 (1)
                                                                               ---------------- ------------------
                                                                                          7,032            (20,152)
                                                                               ---------------- ------------------

Net Realized And Unrealized Gain (Loss) ....................................             (2,503)            (2,152)
                                                                               ---------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................           $ (1,479)         $     160
                                                                               ================ ==================

See accompanying notes which are an integral part of the financial statements.

51 Equity Income Fund

EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                       TEN MONTHS ENDED      YEAR ENDED         YEAR ENDED
                                                                       OCTOBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                       ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income ............................................  $          1,024  $           2,312  $           3,335
   Net realized gain (loss) .........................................            (9,535)            18,000             27,006
   Net change in unrealized appreciation (depreciation) .............             7,032            (20,152)              (538)
                                                                       ----------------  -----------------  -----------------

      Net increase (decrease) in net assets from operations .........            (1,479)               160             29,803
                                                                       ----------------  -----------------  -----------------

DISTRIBUTIONS
   From net investment income
      Class C .......................................................                --                 (2)                --
      Class E .......................................................                (6)                (7)                (7)
      Class S .......................................................            (1,029)            (2,290)            (3,291)
   From net realized gain
      Class C .......................................................                (5)               (68)                --
      Class E .......................................................                (5)              (101)               (56)
      Class S .......................................................              (896)           (20,115)           (25,440)
   Tax return of capital
      Class C .......................................................                (1)                --                 --
      Class E .......................................................                (1)                --                 --
      Class S .......................................................               (94)                --                 --
                                                                       ----------------  -----------------  -----------------

         Net decrease in net assets from distributions ..............            (2,037)           (22,583)           (28,794)
                                                                       ----------------  -----------------  -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions ....           (33,336)           (39,774)            22,937
                                                                       ----------------  -----------------  -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .........................           (36,852)           (62,197)            23,946

NET ASSETS
   Beginning of period ..............................................           189,039            251,236            227,290
                                                                       ----------------  -----------------  -----------------
   End of period (including undistributed net investment income of
      $51 at December 31, 1999 and $37 at December 31, 1998) ........  $        152,187  $         189,039  $         251,236
                                                                       ================  =================  =================

  See accompanying notes which are an integral part of the financial statements.

                                                           Equity Income Fund 52

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             2000*       1999*
                                                           --------    --------

NET ASSET VALUE, BEGINNING OF PERIOD ....................  $  37.02    $  40.38
                                                           --------    --------

INCOME FROM OPERATIONS
   Net investment income (loss)(a) ......................      (.06)        .04
   Net realized and unrealized gain (loss) ..............      (.03)        .66
                                                           --------    --------

      Total income from operations ......................      (.09)        .70
                                                           --------    --------

DISTRIBUTIONS
   From net investment income ...........................        --        (.17)
   From net realized gain ...............................      (.19)      (3.89)
   Tax return of capital ................................      (.02)         --
                                                           --------    --------

      Total distributions ...............................      (.21)      (4.06)
                                                           --------    --------

NET ASSET VALUE, END OF PERIOD ..........................  $  36.72    $  37.02
                                                           ========    ========

TOTAL RETURN (%)(b) .....................................      (.17)       2.03

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) .............     1,035         995

   Ratios to average net assets (%)(c):
      Operating expenses ................................      2.31        2.10
      Net investment income (loss) ......................      (.22)        .10

   Portfolio turnover rate (%) ..........................     99.20      137.94


*    For the ten months ended October 31, 2000.
**   For the period January 27, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

53 Equity Income Fund

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                          ---------------------------------------------------
                                                               2000*         1999          1998          1997         1996**
                                                            ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, BEGINNING OF PERIOD ................       $   37.20     $   41.45     $   41.43     $   40.22     $   41.86
                                                            ---------     ---------     ---------     ---------     ---------

INCOME FROM OPERATIONS
   Net investment income (a) ........................             .15           .33           .37           .32           .10
   Net realized and unrealized gain (loss) ..........            (.02)         (.44)         4.49         12.20          2.39
                                                            ---------     ---------     ---------     ---------     ---------

      Total income from operations ..................             .13          (.11)         4.86         12.52          2.49
                                                            ---------     ---------     ---------     ---------     ---------

DISTRIBUTIONS
   From net investment income .......................            (.23)         (.25)         (.51)         (.07)         (.18)
   From net realized gain ...........................            (.19)        (3.89)        (4.33)       (11.24)        (3.95)
   Tax return of capital ............................            (.02)           --            --            --            --
                                                            ---------     ---------     ---------     ---------     ---------

      Total distributions ...........................            (.44)        (4.14)        (4.84)       (11.31)        (4.13)
                                                            ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD ......................       $   36.89     $   37.20     $   41.45     $   41.43     $   40.22
                                                            =========     =========     =========     =========     =========

TOTAL RETURN (%)(b) .................................             .46           .04         12.41         32.68          6.23

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) .........           1,095         1,061           745           338           122

   Ratios to average net assets (%)(c):
      Operating expenses ............................            1.56          1.35          1.42          1.74          1.77
      Net investment income .........................             .53           .80           .90           .77          1.50

   Portfolio turnover rate (%) ......................           99.20        137.94        149.63        139.33        106.40

*    For the ten months ended October 31, 2000.
**   For the period November 4, 1996 (commencement of sale) to December 31,
     1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                           Equity Income Fund 54

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                2000*          1999           1998          1997          1996          1995
                                              ---------      ---------     ----------    ----------    ----------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD ......   $   36.92      $   41.26     $    41.08    $    40.22    $    38.43    $    32.21
                                              ---------      ---------     ----------    ----------    ----------    ----------

INCOME FROM OPERATIONS
   Net investment income (a) ..............         .23            .41            .55           .69           .82           .94
   Net realized and unrealized gain
   (loss) .................................        (.03)          (.44)          4.49         12.11          7.03         10.08
                                              ---------      ---------     ----------    ----------    ----------    ----------

      Total income from operations ........         .20           (.03)          5.04         12.80          7.85         11.02
                                              ---------      ---------     ----------    ----------    ----------    ----------

DISTRIBUTIONS
   From net investment income .............        (.23)          (.42)          (.53)         (.70)         (.83)         (.97)
   From net realized gain .................        (.19)         (3.89)         (4.33)       (11.24)        (5.23)        (3.83)
   Tax return of capital ..................        (.02)            --             --            --            --            --
                                              ---------      ---------     ----------    ----------    ----------    ----------

      Total distributions .................        (.44)         (4.31)         (4.86)       (11.94)        (6.06)        (4.80)
                                              ---------      ---------     ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD ............   $   36.68      $   36.92     $    41.26    $    41.08    $    40.22    $    38.43
                                              =========      =========     ==========    ==========    ==========    ==========

TOTAL RETURN (%)(b) .......................         .66            .25          12.99         33.59         21.45         34.76

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)     150,057        186,983        250,491       226,952       195,132       180,116

   Ratios to average net assets (%)(c):
      Operating expenses ..................        1.31           1.11           1.01          1.04          1.07          1.06
      Net investment income ...............         .79           1.03           1.30          1.51          2.03          2.51

   Portfolio turnover rate (%) ............       99.20         137.94         149.63        139.33        106.40         92.40

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

55 Equity Income Fund

QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

INVESTS IN: Primarily US equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification similar to the Russell 1000(R) Index. The Fund employed the investment management services of four managers using four distinctive quantitative approaches to investment.

                                    [GRAPH]

                         GROWTH OF $10,000 INVESTMENT

        DATES       QUANTITATIVE EQUITY - CLASS S     RUSSELL 1000(R)**

      Inception*              $ 10,000                     $ 10,000
            1991              $ 13,640                     $ 13,659
            1992              $ 14,820                     $ 15,127
            1993              $ 17,676                     $ 17,515
            1994              $ 18,203                     $ 18,058
            1995              $ 23,121                     $ 22,935
            1996              $ 28,382                     $ 28,192
            1997              $ 37,631                     $ 37,168
            1998              $ 44,039                     $ 44,495
            1999              $ 55,665                     $ 55,878
            2000              $ 60,710                     $ 60,939

Total                         $323,887                     $323,966

                        YEARLY PERIODS ENDED OCTOBER 31


QUANTITATIVE EQUITY FUND - CLASS S                            QUANTITATIVE EQUITY FUND - CLASS C++++

PERIODS ENDED      GROWTH OF            TOTAL                 PERIODS ENDED      GROWTH OF             TOTAL
  10/31/00          $10,000             RETURN                  10/31/00          $10,000              RETURN
---------------------------------------------------           ---------------------------------------------------
1 Year              $10,907             9.07%                 1 Year              $10,822             8.22%
5 Years             $26,257            21.27%(S)              5 Years             $25,550            20.61%(S)
10 Years            $60,710            19.75%(S)              10 Years            $59,074            19.42%(S)


QUANTITATIVE EQUITY FUND - CLASS E++                          RUSSELL 1000(R) INDEX

PERIODS ENDED      GROWTH OF            TOTAL                 PERIODS ENDED      GROWTH OF            TOTAL
  10/31/00          $10,000             RETURN                  10/31/00          $10,000             RETURN
---------------------------------------------------           ---------------------------------------------------
1 Year              $10,863             8.63%                 1 Year              $10,906             9.06%
5 Years             $25,784            20.83%(S)              5 Years             $26,571            21.59%(S)
10 Years            $59,615            19.53%(S)              10 Years            $60,939            19.81%(S)

57 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Quantitative Equity Fund Class S, Class E and Class C shares returned 0.47%, 0.11% and (0.16)%, respectively, as compared to the Russell 1000(R) Index, which gained 0.28%.

The Fund's performance was influenced by the market's first quarter shift from an emphasis on growth stocks to an environment that favored value issues. This factor, coupled with the market's extreme volatility, provided continual challenges for both diversified investors and active managers. However, through maintaining full exposure to all economic sectors, the Fund's managers were able to mitigate some of the market's unpredictability.

PORTFOLIO HIGHLIGHTS
Investor enthusiasm and speculation dominated the market during the first quarter, with growth stocks, particularly the technology and Internet-related shares, posting extraordinary returns. Further complicating matters for diversified investors, sector concentration, notably in the Technology arena, provided an exceptionally narrow window for investment opportunities.

The Fund's market-oriented managers faced this challenging environment by capitalizing on their risk-controlled sector constraints. Early in the period, the managers' benchmark-mandated sector exposures in Producer Durables (e.g. Nokia), Technology (Cisco, Oracle, Texas Instruments), and Financial Services (Morgan Stanley) boosted returns.

During the final months of the period, the managers generally maintained caution by assuming a more conservative investment discipline with regard to valuation. Given concerns over earnings estimates and the uncertainty surrounding the presidential election, the Fund's managers retained more positions in order to control risk levels versus their strategy during more stable market conditions. Some solid late-period stock decisions included benchmark-relative underweight positions in Lucent (Technology) and Sprint (Utilities), and overweights in Sun Microsystems (Technology), Alza (Health Care), Citigroup (Financials), and Lehman (Financials).


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                    October 31, 2000

General Electric Co.                                         4.3%
Cisco Systems, Inc.                                          3.2
Exxon Mobil Corp.                                            2.4
Citigroup, Inc.                                              2.4
Microsoft Corp.                                              2.2
Intel Corp.                                                  2.1
Sun Microsystems, Inc.                                       2.1
Merck & Co., Inc.                                            2.1
American International Group, Inc.                           1.6
Oracle Systems Corp.                                         1.6


PORTFOLIO CHARACTERISTICS
                                                       October 31, 2000

Current P/E Ratio                                                 21.3x
Portfolio Price/Book Ratio                                        4.45x
Market Capitalization - $-Weighted Average                    123.4 Bil
Number of Holdings                                                  568


MONEY MANAGERS                                         STYLE

Barclays Global Fund Advisors                    Market-Oriented
Franklin Portfolio Associates, LLC               Market-Oriented
J.P. Morgan Investment Management, Inc.          Market-Oriented
Jacobs Levy Equity Management, Inc.              Market-Oriented

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Quantitative Equity Fund Class S assumes initial investment on November
       1, 1990.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $1,124.8 million. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Quantitative Equity Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Quantitative Equity Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                     Quantitative Equity Fund 58

QUANTITATIVE EQUITY FUND

STATEMENT OF NET ASSETS


                                                               October 31, 2000

                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           -------      -------

COMMON STOCKS - 97.1%
AUTO AND TRANSPORTATION - 2.2%
AMR Corp. (a)                                               37,200        1,218
ArvinMeritor, Inc. New                                      34,425          577
AutoNation, Inc. (a)                                        10,000           68
AutoZone, Inc. (a)                                          26,600          713
Burlington Northern, Inc.                                  104,300        2,770
C.H. Robinson Worldwide, Inc.                                5,700          312
Dana Corp.                                                  30,800          683
Delphi Automotive Systems Corp.                             89,527        1,404
Delta Air Lines, Inc.                                       78,400        3,704
Eaton Corp.                                                 23,100        1,572
Expeditors International of
   Washington, Inc.                                          4,100          212
FedEx Corp. (a)                                                200            9
Ford Motor Co.                                             353,211        9,228
General Motors Corp.                                       101,102        6,281
Harley-Davidson, Inc.                                       41,200        1,985
Kansas City Southern Industries,
   Inc. (a)                                                168,550        1,464
Lear Corp. (a)                                              18,600          507
PACCAR, Inc.                                                 4,800          202
UAL Corp.                                                   13,900          527
Union Pacific Corp.                                         33,300        1,562
Visteon Corp.                                               21,948          389
                                                                        -------
                                                                         35,387
                                                                        -------

CONSUMER DISCRETIONARY - 8.6%
Abercrombie & Fitch Co. Class A (a)                         13,300          313
Advo Systems, Inc. (a)                                       7,900          291
Amazon.com, Inc. (a)                                         7,400          271
AT&T Corp. - Liberty Media Group
   Class A (a)                                             293,300        5,279
Banta Corp.                                                  9,500          219
Best Buy Co. (a)                                            91,500        4,592
BJ's Wholesale Club, Inc. (a)                               11,600          382
Brunswick Corp.                                             86,500        1,681
Callaway Golf Co.                                           60,700          971
CBRL Group, Inc.                                            10,300          183
Cendant Corp. (a)                                          213,600        2,563
Clear Channel Communications, Inc. (a)                      29,500        1,772
Convergys Corp. (a)                                         19,100          832
Darden Restaurants, Inc.                                   118,900        2,675
Diamond Technology Partners, Inc. (a)                        1,800           80
Disney (Walt) Co.                                          305,600       10,944
Donnelley (R.R.) & Sons Co.                                 47,100        1,013
Eastman Kodak Co.                                              300           13
Energizer Holdings, Inc. (a)                                32,399          640
Estee Lauder Cos., Class A                                  12,200          567
Federated Department Stores, Inc. (a)                       81,300        2,647
Fortune Brands, Inc.                                        21,220          625
Fox Entertainment Group, Inc. Class
   A (a)                                                     5,100          110
Gannett Co., Inc.                                           57,200        3,318
Gap, Inc.                                                   89,800        2,318
Gemstar-TV Guide International, Inc. (a)                     8,800          603
Hasbro, Inc.                                                23,500          253
Home Depot, Inc. (The)                                     197,871        8,508
Infinity Broadcasting Corp. Class A (a)                     21,300          708
Interpublic Group Cos., Inc.                                30,000        1,288
Jones Apparel Group, Inc. (a)                               19,700          548
Kimberly-Clark Corp.                                        35,943        2,372
Kmart Corp. (a)                                             72,700          432
Knight-Ridder, Inc.                                         12,300          618
Kohl's Corp. (a)                                            33,700        1,826
Learning Tree International, Inc. (a)                        6,700          302
Limited, Inc. (The)                                         45,200        1,141
Lowe's Cos., Inc.                                           62,349        2,849
Marriott International, Inc. Class A                        15,500          628
Mattel, Inc.                                                 9,400          122
May Department Stores Co.                                   50,100        1,315
McDonald's Corp.                                            10,700          332
New York Times Co. Class A                                   9,800          360
NIKE, Inc. Class B                                          20,400          815
Office Depot, Inc. (a)                                      21,700          180
Omnicom Group, Inc.                                         25,800        2,380
Payless ShoeSource, Inc. (a)                                17,800        1,031
Penton Media, Inc.                                           5,600          171
Pier 1 Imports, Inc.                                        29,000          384
Plantronics, Inc. (a)                                       13,200          602
Priceline.com, Inc. (a)                                      1,200            7
Sabre Holdings, Corp.                                       41,600        1,391
Safeguard Scientifics, Inc. (a)                              3,900           60
Sears Roebuck & Co.                                        269,900        8,024
Shaw Industries, Inc.                                       32,500          603
Starwood Hotels & Resorts Worldwide, Inc                    39,200        1,161
Target Corp.                                               107,600        2,972
TeleTech Holdings, Inc. (a)                                 26,300          730
The Men's Wearhouse, Inc. (a)                               11,600          339
Tiffany & Co.                                               38,800        1,656
Time Warner, Inc.                                          227,500       17,270
TJX Cos., Inc.                                              59,400        1,619
TMP Worldwide, Inc. (a)                                     16,000        1,113
Toys "R" Us, Inc. (a)                                      117,824        2,025
Tribune Co.                                                 22,370          829
Tupperware Corp.                                            28,200          483
United Stationers, Inc. (a)                                  6,500          195

59 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           -------      -------

Venator Group, Inc. (a)                                     24,300          343
Viacom, Inc. Class B (a)                                    73,286        4,168
Wal-Mart Stores, Inc.                                      318,816       14,467
Westwood One, Inc. (a)                                      10,900          207
Whirlpool Corp.                                             38,100        1,658
Zale Corp. (a)                                              24,700          838
                                                                        -------
                                                                        136,225
                                                                        -------

CONSUMER STAPLES - 4.7%
Anheuser-Busch Cos., Inc.                                   76,292        3,490
Clorox Co. (The)                                            30,100        1,343
Coca-Cola Co. (The)                                         16,000          966
Colgate-Palmolive Co.                                       32,900        1,933
ConAgra, Inc.                                              104,393        2,231
Constellation Brands, Inc. Class A (a)                       4,700          229
Delhaize America, Inc.                                      11,100          189
Gillette Co. (The)                                         142,400        4,966
Heinz (H.J.) Co.                                            32,400        1,359
Hormel Foods Corp.                                          94,400        1,587
IBP, Inc.                                                  168,300        3,461
International Flavors & Fragrances, Inc                     31,500          528
Interstate Bakeries Corp.                                   25,200          353
Keebler Foods Co.                                           13,000          527
Kellogg Co.                                                 27,200          690
Kroger Co. (a)                                              99,200        2,238
Nabisco Group Holdings Corp.                                11,500          332
Nabisco Holdings Corp. Class A                               1,900          103
Pepsi Bottling Group, Inc. (The)                            69,000        2,389
PepsiCo, Inc.                                              190,200        9,213
Philip Morris Cos., Inc.                                   414,220       15,171
Procter & Gamble Co.                                       153,300       10,951
R.J. Reynolds Tobacco Holdings, Inc.                        34,000        1,216
Ralston-Purina Group                                         5,300          129
Safeway, Inc. (a)                                           27,628        1,511
Smithfield Foods, Inc. (a)                                   8,400          241
SYSCO Corp.                                                 50,200        2,620
Tyson Foods, Inc. Class A                                   38,200          427
Unilever                                                    40,100        2,038
Universal Corp.                                             32,200          901
Walgreen Co.                                                26,400        1,204
                                                                        -------
                                                                         74,536
                                                                        -------

FINANCIAL SERVICES - 15.5%
Aetna, Inc.                                                 33,900        1,960
Affiliated Managers Group, Inc. (a)                          8,200          493
AFLAC, Inc.                                                  6,800          497
Allstate Corp.                                             128,700        5,180
Ambac Financial Group, Inc.                                 13,100        1,046
American General Corp.                                         200           16
American International Group, Inc.                         258,053       25,289
AmeriCredit Corp. (a)                                        9,200          247
AmSouth Bancorp                                             88,675        1,236
AON Corp.                                                   17,800          738
Associates First Capital Corp. Class A                      98,800        3,668
Astoria Financial Corp.                                     17,700          664
AXA Financial, Inc.                                         31,500        1,703
Bank of America Corp.                                      286,793       13,784
Bank One Corp.                                              35,200        1,285
Banknorth Group, Inc.                                       12,400          225
BB&T Corp.                                                  16,800          536
Bear Stearns Companies Inc. (The)                           31,385        1,903
Charter One Financial, Inc.                                     31            1
Chase Manhattan Corp.                                      105,089        4,782
CIGNA Corp.                                                 16,600        2,024
Cincinnati Financial Corp.                                   2,100           77
CIT Group, Inc.                                             81,700        1,425
Citigroup, Inc.                                            711,999       37,469
CNA Financial Corp. (a)                                      9,800          358
Comerica, Inc.                                              55,850        3,368
Conseco, Inc.                                               98,300          682
Countrywide Credit Industries, Inc.                         34,600        1,295
Dime Bancorp, Inc.                                          21,700          530
Dow Jones & Co., Inc.                                       26,700        1,572
E*TRADE Group, Inc. (a)                                     42,900          625
Edwards (A.G.), Inc.                                        21,200        1,076
Federal Home Loan Mortgage Corp.                           160,312        9,619
Federal National Mortgage Association                      133,300       10,264
Federated Investors, Inc. Class B                           17,700          516
FelCor Lodging Trust, Inc.                                   9,500          208
FINOVA Group, Inc.                                          20,400           52
First Data Corp.                                            65,300        3,273
First Tennessee National Corp.                              15,600          359
First Union Corp.                                          109,900        3,331
Firstar Corp.                                               43,600          858
FleetBoston Financial Corp.                                111,905        4,252
Franklin Resources, Inc.                                    25,200        1,080
Golden State Bancorp, Inc.                                  34,800          909
Golden West Financial Corp.                                 12,000          673
Goldman Sachs Group, Inc.                                   71,000        7,087
Greater Bay Bancorp                                          3,800          124
Greenpoint Financial Corp.                                  22,900          681
Hartford Financial Services Group, Inc. (The)               30,800        2,293
Heller Financial, Inc. Class A                               6,100          178
Hibernia Corp. Class A (a)                                  16,400          196
Household International, Inc.                               28,200        1,419
Huntington Bancshares, Inc.                                 25,400          364
John Hancock Financial Services, Inc. (a)                   61,600        1,948
KeyCorp                                                     79,800        1,970

                                                     Quantitative Equity Fund 60

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                         MARKET
                                                           NUMBER         VALUE
                                                             OF           (000)
                                                           SHARES           $
                                                           -------       -------

Lehman Brothers Holdings, Inc.                             108,200         6,979
Lincoln National Corp.                                      14,600           706
Loews Corp.                                                 11,200         1,019
MBIA, Inc.                                                  11,100           807
MBNA Corp.                                                  75,008         2,817
Merrill Lynch & Co., Inc.                                  174,200        12,194
MetLife, Inc. New                                          111,000         3,066
MGIC Investment Corp.                                        8,000           545
MONY Group, Inc. (The)                                       6,200           255
Morgan (J.P.) & Co., Inc.                                   15,483         2,562
Morgan Stanley Dean Witter & Co.                           205,116        16,473
National City Corp.                                          9,120           195
National Commerce Bancorp                                   19,400           412
North Fork Bancorp, Inc.                                     2,150            43
Paychex, Inc.                                               44,500         2,523
PMI Group, Inc. (The)                                       31,950         2,360
PNC Bank Corp.                                              46,705         3,123
Providian Financial Corp.                                   13,200         1,373
Radian Group, Inc.                                           4,100           291
Regions Financial Corp.                                     21,500           505
Schwab (Charles) Corp.                                       6,900           242
SEI Corp.                                                    7,500           680
Silicon Valley Bancshares (a)                               15,700           724
SouthTrust Corp.                                            97,200         3,147
Sovereign Bancorp, Inc.                                     49,800           414
St. Paul Cos., Inc.                                         21,320         1,093
Summit Bancorp                                              17,000           638
TCF Financial Corp.                                          8,400           340
TD Waterhouse Group, Inc. (a)                               57,000           944
Torchmark Corp.                                             24,700           823
Transatlantic Holdings, Inc.                                 1,000            93
U.S. Bancorp                                               136,700         3,306
UnionBanCal Corp.                                           62,498         1,312
UnumProvident Corp.                                         23,200           655
Waddell & Reed Financial, Inc. Class A                      16,900           539
Washington Mutual, Inc.                                     84,600         3,722
Wells Fargo Co.                                             61,100         2,829
                                                                         -------
                                                                         247,157
                                                                         -------

HEALTH CARE - 12.4%
Abbott Laboratories                                        127,800         6,749
Allergan, Inc.                                              63,200         5,313
ALZA Corp. (a)                                              44,600         3,610
American Home Products Corp.                                11,900           756
Amgen, Inc. (a)                                             58,000         3,357
Andrx Group (a)                                             13,900           998
Bard (C.R.), Inc.                                           12,900           540
Becton, Dickinson & Co.                                     52,000         1,742
Bergen Brunswig Corp. Class A                               27,700           251
Boston Scientific Corp. (a)                                 96,100         1,532
Bristol-Myers Squibb Co.                                   342,700        20,883
Cardinal Health, Inc.                                       27,243         2,581
Celgene Corp. (a)                                           13,700           881
Chiron Corp. (a)                                            15,479           669
Cytyc Corp. (a)                                             15,600           925
First Health Group Corp. (a)                                 3,300           128
Forest Labs, Inc. (a)                                       49,900         6,612
Foundation Health Systems, Inc. (a)                         21,400           432
Genentech, Inc. (a)                                          4,100           338
Genzyme Corp. (a)                                           15,900         1,128
HCA-The Healthcare Co.                                     104,390         4,169
HEALTHSOUTH Corp. (a)                                        3,700            44
Human Genome Sciences, Inc. (a)                             10,000           884
Humana, Inc. (a)                                            20,100           244
ICOS Corp. (a)                                               7,700           394
IDEC Pharmaceuticals Corp. (a)                               1,500           294
Immunex Corp. (a)                                           11,600           493
Incyte Pharmaceuticals, Inc. (a)                             4,000           147
IVAX Corp. (a)                                              39,500         1,718
Johnson & Johnson                                          214,400        19,752
King Pharmaceuticals, Inc. (a)                              13,700           614
Lilly (Eli) & Co.                                          163,100        14,577
McKesson HBOC, Inc.                                         11,600           326
Medtronic, Inc.                                             35,900         1,950
Merck & Co., Inc.                                          362,740        32,624
Millennium Pharmaceuticals, Inc. (a)                         3,100           225
PacifiCare Health Systems, Inc. (a)                         72,700           754
PE Corp. - PE Biosystems Group                               1,200           140
Perrigo Co. (a)                                              6,900            45
Pfizer, Inc.                                               507,275        21,908
Pharmacia Corp.                                            217,105        11,941
Province Healthcare Co. (a)                                  6,100           256
Quest Diagnostics, Inc. (a)                                 14,800         1,425
Schering-Plough Corp.                                      140,800         7,278
St. Jude Medical, Inc. (a)                                  20,800         1,144
Techne Corp. (a)                                             4,900           546
Tenet Healthcare Corp.                                     127,300         5,004
Trigon Healthcare, Inc. (a)                                  2,200           158
United Health Corp (a)                                      37,654         4,118
Universal Health Services, Inc.                             10,500           881
   Class B (a)
Varian Medical Systems, Inc. (a)                             8,600           420
Vertex Pharmaceuticals, Inc. (a)                               200            19
Wellpoint Health Networks, Inc. (a)                         24,735         2,893
                                                                         -------
                                                                         196,810
                                                                         -------

INTEGRATED OILS - 4.4%
Amerada Hess Corp.                                          24,400         1,513
Ashland, Inc.                                               14,600           478
Chevron Corp.                                               95,400         7,835
Coastal Corp.                                                6,900           521

61 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                         ---------      -------

Conoco, Inc. Class B                                        39,519        1,074
Exxon Mobil Corp.                                          436,080       38,893
Noble Affiliates, Inc.                                       1,800           66
Occidental Petroleum Corp.                                 192,500        3,826
Phillips Petroleum Co.                                      11,800          729
Royal Dutch Petroleum Co.                                  131,400        7,802
Texaco, Inc.                                                73,600        4,347
USX-Marathon Group                                         117,568        3,195
                                                                        -------
                                                                         70,279
                                                                        -------

MATERIALS AND PROCESSING - 3.3%
Air Products & Chemicals, Inc.                              50,700        1,892
AK Steel Holding Corp.                                      20,400          189
Alcoa, Inc.                                                 68,700        1,971
Allegheny Technologies, Inc.                                 9,400          190
Archer-Daniels-Midland Co.                                 231,297        2,544
Boise Cascade Corp.                                          6,000          172
Bowater, Inc.                                                7,100          384
Centex Corp.                                                25,200          932
Dow Chemical Co.                                           203,001        6,217
Eastman Chemical Co.                                        24,300        1,042
Georgia-Pacific Group                                       64,900        1,744
Illinois Tool Works, Inc.                                   16,635          924
IMC Global, Inc.                                            14,300          185
International Paper Co.                                     18,400          674
Kaufman & Broad Home Corp.                                  16,700          497
Lafarge Corp.                                                1,100           21
Lubrizol Corp.                                              17,900          388
Lyondell Petrochemical Co.                                  98,900        1,422
Minnesota Mining & Manufacturing Co.                        92,464        8,934
Nucor Corp.                                                 17,800          617
PPG Industries, Inc.                                        22,100          986
Praxair, Inc.                                               22,100          823
Precision Castparts Corp.                                   16,600          627
Rohm & Haas Co.                                             62,000        1,864
Sherwin-Williams Co.                                        42,176          915
Sigma Aldrich Corp.                                         14,500          518
Smurfit-Stone Container Corp. (a)                           43,100          579
Temple-Inland, Inc.                                          8,500          380
Tyco International, Ltd.                                   211,941       12,014
Union Carbide Corp.                                         12,100          520
USG Corp.                                                   98,500        1,682
Weyerhaeuser Co.                                            30,215        1,419
                                                                        -------
                                                                         53,266
                                                                        -------

OTHER ENERGY - 2.0%
Anadarko Petroleum Corp.                                    44,653        2,860
Apache Corp.                                                66,100        3,656
Baker Hughes, Inc.                                          11,400          392
BJ Services Co. (a)                                          1,400           73
Cooper Cameron Corp. (a)                                    17,200          937
Devon Energy Corp.                                           6,800          343
El Paso Energy Corp.                                         5,300          332
ENSCO International, Inc.                                    8,000          266
EOG Resources, Inc.                                          3,400          134
Global Marine, Inc. (a)                                     40,200        1,065
Kerr-McGee Corp.                                            50,400        3,292
Marine Drilling Co, Inc. (a)                                27,400          654
Mitchell Energy & Development Corp. Class A                  7,900          363
Nabors Industries, Inc. (a)                                  3,800          193
Noble Drilling Corp. (a)                                    62,100        2,581
Ocean Energy, Inc. (a)                                      37,000          513
Pioneer Natural Resources Co. (a)                            4,400           57
Sunoco, Inc.                                                29,000          868
Tidewater, Inc.                                              8,300          383
Tosco Corp.                                                 67,200        1,924
TXU Corp.                                                  120,800        4,477
Ultramar Diamond Shamrock Corp.                            176,300        4,628
Valero Energy Corp.                                         37,200        1,231
Vintage Petroleum, Inc.                                     12,900          274
                                                                        -------
                                                                         31,496
                                                                        -------

PRODUCER DURABLES - 7.3%
Applied Materials, Inc. (a)                                103,400        5,493
B.F. Goodrich Co.                                           33,100        1,355
Boeing Co. (The)                                           146,000        9,901
Caterpillar, Inc.                                           56,700        1,988
Cooper Industries, Inc.                                     18,600          711
Credence Systems Corp. (a)                                  21,700          407
D.R. Horton, Inc.                                           27,250          504
Dover Corp.                                                 76,200        3,234
Efficient Networks, Inc. (a)                                 1,000           42
Emerson Electric Co.                                        14,500        1,065
General Dynamics Corp.                                      21,793        1,560
General Electric Co.                                     1,260,600       69,097
Grainger (W.W.), Inc.                                       13,800          441
Honeywell International, Inc.                               49,100        2,642
Ingersoll-Rand Co.                                          40,978        1,547
ITT Industries, Inc.                                        29,700          967
Johnson Controls, Inc.                                      11,200          668
KLA Tencor Corporation (a)                                  16,500          557
Lennar Corp.                                                17,900          575
Littlefuse, Inc. (a)                                         5,000          145
Mettler-Toledo International, Inc. (a)                       9,600          448
Molex, Inc.                                                 13,300          717
Northrop Grumman Corp.                                      39,900        3,352
Parker-Hannifin Corp.                                       30,900        1,278
Plexus Corp. (a)                                             5,100          322
Pulte Corp.                                                 14,100          470
Raytheon Co. Class B                                        34,400        1,176

                                                     Quantitative Equity Fund 62

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                           -------      -------

Rockwell International Corp.                                18,079          711
Solectron Corp. (a)                                         23,920        1,052
Technitrol, Inc.                                             9,400        1,042
Teradyne, Inc. (a)                                          34,100        1,066
United Technologies Corp.                                   29,600        2,065
                                                                        -------
                                                                        116,598
                                                                        -------

TECHNOLOGY - 29.5%
3Com Corp. (a)                                              76,300        1,350
Adobe Systems, Inc.                                          6,600          502
Adtran, Inc. (a)                                            23,400          889
Advanced Fibre Communications (a)                            6,000          195
Advanced Micro Devices, Inc. (a)                           106,300        2,405
Agilent Technologies, Inc. (a)                              39,400        1,825
Akamai Technologies, Inc. (a)                                1,500           76
Alliance Semiconductor Corp. (a)                             1,900           38
Altera Corp. (a)                                           111,482        4,557
America Online, Inc. (a)                                   218,964       11,042
Amkor Technology, Inc. (a)                                   2,300           52
Amphenol Corp. Class A (a)                                  15,200          977
Analog Devices, Inc. (a)                                    58,500        3,803
Apple Computer, Inc. (a)                                    28,100          548
Applied Micro Circuits Corp. (a)                            22,200        1,698
Ariba, Inc. New (a)                                         11,200        1,415
Arrow Electronics, Inc. (a)                                 52,200        1,670
Art Technology Group, Inc. (a)                               2,000          126
At Home Corp. Series A (a)                                   5,500           57
Atmel Corp. (a)                                             43,200          643
Automatic Data Processing, Inc.                             43,600        2,848
Avaya, Inc. (a)                                              5,981           80
Avnet, Inc.                                                 79,300        2,131
AVX Corp.                                                  100,500        2,877
BEA Systems, Inc. (a)                                       51,600        3,699
Broadcom Corp. Class A (a)                                  10,800        2,401
BroadVision, Inc. (a)                                       30,800          916
Brocade Communications Systems, Inc. (a)                     5,400        1,228
Cabletron Systems, Inc. (a)                                 67,500        1,831
CacheFlow, Inc. New (a)                                        600           65
CIENA Corp. (a)                                             21,300        2,238
Cisco Systems, Inc. (a)                                    945,409       50,934
CMGI, Inc. (a)                                               8,900          150
CNET Networks, Inc. (a)                                      1,600           50
Commerce One, Inc. New (a)                                  12,900          827
COMPAQ Computer Corp.                                      178,000        5,413
Computer Sciences Corp. (a)                                  3,400          214
Corning, Inc.                                              139,300       10,656
Critical Path, Inc. (a)                                      1,500           73
CSG Systems International, Inc. (a)                         14,200          659
Cybear Group (a)                                             2,069            1
Cypress Semiconductor Corp. (a)                             60,000        2,246
Dell Computer Corp. (a)                                    471,700       13,886
DoubleClick, Inc. (a)                                        3,400           55
DST Systems, Inc. (a)                                       58,000        3,574
E.piphany, Inc. New (a)                                      1,200          108
eBay, Inc. (a)                                               4,700          242
Electro Scientific Industries, Inc. (a)                      7,700          269
Electronic Data Systems Corp.                               80,351        3,771
EMC Corp. (a)                                              181,076       16,127
Emulex Corp. (a)                                               500           73
Exar Corp. (a)                                               7,000          313
Exodus Communications, Inc. (a)                             37,600        1,262
Extreme Networks, Inc. (a)                                   3,400          282
Fairchild Semiconductor Corp. Class A (a)                   11,800          249
Galileo International, Inc.                                120,900        2,388
General Motors Corp. Class H (a)                             1,782           58
GlobeSpan, Inc. (a)                                          7,500          575
GTECH Holdings Corp. (a)                                    24,900          431
Hewlett-Packard Co.                                        130,600        6,065
i2 Technologies, Inc. (a)                                   11,600        1,971
Infonet Services Corp. Class B (a)                           6,000           39
InfoSpace.com, Inc. (a)                                     22,730          457
Ingram Micro, Inc. Class A (a)                              17,900          305
Inktomi Corp. (a)                                            2,800          178
Insight Enterprises, Inc. (a)                                  850           28
Integrated Device Technology, Inc. (a)                      22,500        1,267
Intel Corp.                                                752,100       33,797
International Business Machines Corp                       152,603       15,031
International Game Technology (a)                            4,600          168
Internet Capital Group, Inc. New (a)                         6,600           87
Internet Security Systems, Inc. (a)                          1,000           88
Intuit, Inc. (a)                                            34,600        2,126
JDS Uniphase Corp. (a)                                      85,500        6,963
Juniper Networks, Inc. (a)                                  28,400        5,558
Kana Communications, Inc. (a)                                2,900           68
Kemet Corp. (a)                                            144,100        4,017
Lattice Semiconductor Corp. (a)                              9,400          275
Liberate Technologies, Inc. New (a)                          1,600           30
Linear Technology Corp.                                     30,700        1,980
LSI Logic Corp. (a)                                         21,500          707
Lucent Technologies, Inc.                                   26,177          610
Macromedia, Inc. (a)                                         1,700          131
MarchFirst, Inc. (a)                                        12,900           75
Maxim Integrated Products, Inc. (a)                         60,400        4,002
Mentor Graphics Corp. (a)                                    3,500           82
Mercury Interactive Corp. (a)                                9,300        1,032
Metromedia Fiber Network, Inc. Class A (a)                  58,800        1,117
Microchip Technology, Inc. (a)                              57,600        1,822
Micromuse, Inc. (a)                                          6,100        1,035

63 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                        MARKET
                                                            NUMBER       VALUE
                                                              OF         (000)
                                                            SHARES         $
                                                           -------      -------

Micron Technology, Inc. (a)                                 80,200        2,787
Microsoft Corp. (a)                                        502,451       34,606
Motorola, Inc.                                             151,845        3,787
National Semiconductor Corp. (a)                            45,303        1,178
NCR Corp. (a)                                                3,800          164
Network Appliance, Inc. (a)                                 36,600        4,355
Network Associates, Inc. (a)                                 7,500          144
Nortel Networks Corp.                                      297,757       13,548
NVIDIA Corp. (a)                                             9,400          583
Oracle Systems Corp. (a)                                   747,420       24,665
Palm, Inc. New (a)                                          40,810        2,186
Parametric Technology Corp. (a)                              2,100           26
Phone.com, Inc. (a)                                          1,600          148
PMC - Sierra, Inc. (a)                                      19,200        3,263
Portal Software, Inc. (a)                                   17,600          622
PSINet, Inc. (a)                                             4,300           29
QUALCOMM, Inc. (a)                                          62,688        4,083
Quantum Corp. - DLT & Storage Systems (a)                      100            2
Qwest Communications International, Inc. (a)               151,201        7,352
RadioShack, Corp.                                           12,600          751
Rational Software Corp. (a)                                 12,400          740
RealNetworks, Inc. (a)                                       2,400           49
Redback Networks, Inc. (a)                                   9,600        1,017
RSA Security, Inc. (a)                                       1,500           87
Sandisk Corp. (a)                                            8,100          435
Scient Corp. New (a)                                         1,200           22
Seagate Technology (a)                                      73,968        5,169
Siebel Systems, Inc. (a)                                    61,900        6,496
Silicon Storage Technology, Inc. (a)                         9,400          214
Software.com, Inc. New (a)                                   4,400          654
Storage Technology Corp. (a)                                 5,100           50
Sun Microsystems, Inc. (a)                                 297,600       32,978
SunGard Data Systems (a)                                    71,600        3,661
Sybase, Inc. (a)                                            42,300          883
Symantec Corp. (a)                                          47,800        1,864
Tellabs, Inc. (a)                                           42,000        2,097
Terra Networks SA - ADR                                      6,665          161
Texas Instruments, Inc.                                    174,100        8,542
TIBCO Software, Inc. (a)                                    11,500          724
Unisys Corp. (a)                                            33,000          421
VeriSign, Inc. (a)                                          21,585        2,848
Veritas Software Corp. (a)                                  69,152        9,746
Verizon Communications                                     323,291       18,690
VerticalNet, Inc. (a)                                        1,400           39
Vignette Corp. (a)                                           2,700           80
Vishay Intertechnology, Inc. (a)                            60,537        1,816
Vitria Technology, Inc. (a)                                  2,600           70
webMethods, Inc. New (a)                                       600           52
Williams Communications Group, Inc. New (a)                 22,300          407
Xilinx, Inc. (a)                                            45,480        3,291
Yahoo!, Inc. (a)                                            28,400        1,662
                                                                        -------
                                                                        469,423
                                                                        -------

UTILITIES - 7.2%
ADC Telecommunications, Inc. (a)                            68,500        1,460
Allegiance Telecom, Inc. (a)                                 1,400           44
Ameren Corp.                                                14,800          588
American Electric Power Co., Inc.                           22,640          940
AT&T Corp.                                                 289,617        6,715
AT&T Wireless Group New (a)                                 45,200        1,127
BellSouth Corp.                                            413,658       19,985
BroadWing, Inc. (a)                                         35,100          992
C&D Technologies, Inc.                                      25,800        1,525
Cable Design Technologies Corp. (a)                         12,700          293
Calpine Corp. (a)                                           33,000        2,605
Cinergy Corp.                                               16,900          518
CMS Energy Corp.                                            25,600          691
Columbia Energy Group                                        2,600          187
Comcast Corp. Special Class A (a)                           96,146        3,912
Consolidated Edison, Inc.                                   29,500        1,038
Copper Mountain Networks, Inc. (a)                           1,200           14
CP&L, Inc.                                                  32,900        1,326
Dominion Resources, Inc.                                    17,300        1,030
DTE Energy Co.                                             101,800        3,678
Duke Energy Corp.                                           24,100        2,083
Dycom Industries, Inc. (a)                                  14,000          527
Dynegy, Inc. Class A                                        46,800        2,167
Edison International                                        16,800          401
Energy East Corp.                                            9,200          186
Entergy Corp.                                               89,500        3,429
FirstEnergy Corp.                                           50,300        1,302
FPL Group, Inc.                                             25,900        1,709
Global Crossing, Ltd. (a)                                   59,800        1,409
GPU, Inc.                                                   13,200          436
KeySpan Corp.                                               46,700        1,643
Level 3 Communications, Inc. (a)                            31,800        1,514
MasTec, Inc. (a)                                            21,600          625
MCN Energy Group, Inc.                                       3,500           86
Nextel Communications, Inc. Class A (a)                     36,500        1,403
NiSource, Inc.                                              14,300          357
PG&E Corp.                                                 114,900        3,095
Pinnacle West Capital Corp.                                 29,400        1,277
Powerwave Technologies, Inc. (a)                            12,100          582
PPL Corp.                                                   12,200          502
Public Service Enterprise Group, Inc                        74,800        3,104
Quanta Services, Inc. (a)                                    7,050          219
Reliant Energy, Inc.                                        82,600        3,412

                                                     Quantitative Equity Fund 64

QUANTITATIVE EQUITY FUND

                                                                October 31, 2000

                                                                        MARKET
                                                            NUMBER       VALUE
                                                              OF         (000)
                                                            SHARES         $
                                                           -------    ---------

SBC Communications, Inc.                                   262,641       15,151
SDL, Inc. (a)                                                2,800          726
Southern Co.                                                72,300        2,124
Sprint Corp. (Fon Group)                                    38,100          972
Sprint Corp. (PCS Group) (a)                               103,500        3,946
Telephone & Data Systems, Inc.                               6,800          717
Terayon Communication Systems, Inc. (a)                      6,800          151
Time Warner Telecom, Inc. Class A (a)                        2,300          138
United States Cellular Corp. (a)                            18,200        1,165
UtiliCorp United, Inc.                                      14,400          383
Williams Cos. (The)                                         13,000          544
Wisconsin Energy Corp.                                      16,400          309
WorldCom, Inc. (a)                                         334,652        7,927
Xcel Energy, Inc.                                              900           24
                                                                      ---------
                                                                        114,413
                                                                      ---------

TOTAL COMMON STOCKS
(cost $1,226,015)                                                     1,545,590
                                                                      ---------

                                                          PRINCIPAL
                                                           AMOUNT
                                                            (000)
                                                              $
                                                          ---------
SHORT-TERM INVESTMENTS - 2.8%
Frank Russell Investment Company                            39,111       39,111
   Money Market Fund, due on demand (b)
United States Treasury Bills (b)(c)(d)
   5.925% due 12/21/00                                       2,700        2,678
   5.940% due 12/21/00                                       3,100        3,074
                                                                      ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $44,863)                                                           44,863
                                                                      ---------

TOTAL INVESTMENTS - 99.9%
(identified cost $1,270,878)                                          1,590,453

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                                2,330
                                                                      ---------

NET ASSETS - 100.0%                                                   1,592,783
                                                                      =========




                                                                UNREALIZED
                                                   NUMBER      APPRECIATION
                                                     OF       (DEPRECIATION)
FUTURES CONTRACTS                                 CONTRACTS        (000)
                                                  ---------   --------------
S&P 400 Midcap Index
   expiration date 12/00                                 57   $         (383)

S&P 500 Index
   expiration date 12/00                                 88           (1,314)
                                                              --------------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                        $       (1,697)
                                                              ==============

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c)  Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with futures contracts purchased by the Fund.

Abbreviation:
ADR - American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

65 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES


Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,270,878) ........................................         $ 1,590,453
Cash ......................................................................................                 223
Receivables:
   Dividends ..............................................................................               1,279
   Investments sold .......................................................................               6,261
   Fund shares sold .......................................................................               2,903
   From Advisor ...........................................................................                  57
   Daily variation margin on futures contracts ............................................                 956
Prepaid expenses ..........................................................................                   6
                                                                                                    -----------

      Total assets ........................................................................           1,602,138

LIABILITIES
Payables:
   Investments purchased .............................................         $      5,548
   Fund shares redeemed ..............................................                2,439
   Accrued fees to affiliates ........................................                1,216
   Other accrued expenses ............................................                  152
                                                                                -----------

      Total liabilities ...................................................................               9,355
                                                                                                    -----------

NET ASSETS ................................................................................         $ 1,592,783
                                                                                                    ===========

NET ASSETS CONSIST OF:
Undistributed net investment income .......................................................         $     1,369
Accumulated net realized gain (loss) ......................................................             144,598
Unrealized appreciation (depreciation) on:
   Investments ............................................................................             319,575
   Futures contracts ......................................................................              (1,697)
Shares of beneficial interest .............................................................                 360
Additional paid-in capital ................................................................           1,128,578
                                                                                                    -----------

NET ASSETS ................................................................................         $ 1,592,783
                                                                                                    ===========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($20,935,042 divided by 477,126 shares of $.01 par value
      shares of beneficial interest outstanding) ..........................................         $     43.88
                                                                                                    ===========
   Class E ($15,313,869 divided by 346,707 shares of $.01 par value
      shares of beneficial interest outstanding) ..........................................         $     44.17
                                                                                                    ===========
   Class S ($1,556,534,071 divided by 35,156,412 shares of $.01 par value
      shares of beneficial interest outstanding) ..........................................         $     44.27
                                                                                                    ===========

  See accompanying notes which are an integral part of the financial statements.

                                                     Quantitative Equity Fund 66

QUANTITATIVE EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                               TEN MONTHS ENDED       YEAR ENDED
                                                                               OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                               ----------------    -----------------

INVESTMENT INCOME
   Dividends ................................................................  $         14,793     $         18,946
   Dividends from Money Market Fund .........................................             2,617                1,650
   Interest .................................................................               200                  243
                                                                               ----------------    -----------------

      Total investment income ...............................................            17,610               20,839
                                                                               ----------------    -----------------

EXPENSES
   Advisory fees ............................................................             9,557               10,414
   Administrative fees ......................................................               658                  715
   Custodian fees ...........................................................               479                  580
   Distribution fees - Class C ..............................................               109                   44
   Transfer agent fees ......................................................             1,086                1,248
   Professional fees ........................................................                92                   53
   Registration fees ........................................................               152                  177
   Shareholder servicing fees - Class C .....................................                36                   15
   Shareholder servicing fees - Class E .....................................                22                   20
   Trustees' fees ...........................................................                19                   10
   Miscellaneous ............................................................               117                  114
                                                                               ----------------    -----------------

   Expenses before reductions ...............................................            12,327               13,390
   Expense reductions .......................................................               (10)                  --
                                                                               ----------------    -----------------

      Expenses, net .........................................................            12,317               13.390
                                                                               ----------------    -----------------

Net investment income .......................................................             5,293                7,449
                                                                               ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments ..............................................................            76,627              249,787
   Futures contracts ........................................................               989                5,707
                                                                               ----------------    -----------------
                                                                                         77,616              255,494
                                                                               ----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................................           (70,231)              17,217
   Futures contracts ........................................................            (4,111)                 533
                                                                               ----------------    -----------------
                                                                                        (74,342)              17,750
                                                                               ----------------    -----------------

Net realized and unrealized gain (loss) .....................................             3,274              273,244
                                                                               ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......................  $          8,567    $         280,693
                                                                               ================    =================

See accompanying notes which are an integral part of the financial statements.

67 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                       TEN MONTHS ENDED       YEAR ENDED         YEAR ENDED
                                                                       OCTOBER 31, 2000    DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                       ----------------    -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income ..............................................   $       5,293          $     7,449        $     7,998
   Net realized gain (loss) ...........................................          77,616              255,494            102,532
   Net change in unrealized appreciation (depreciation) ...............         (74,342)              17,750            149,884
                                                                          -------------          -----------        -----------

      Net increase (decrease) in net assets from operations ...........           8,567              280,693            260,414
                                                                          -------------          -----------        -----------

DISTRIBUTIONS
   From net investment income
      Class C .........................................................              --                   (5)                --
      Class E .........................................................             (21)                 (19)               (13)
      Class S .........................................................          (5,016)              (7,550)            (7,962)
   From net realized gain
      Class C .........................................................            (307)              (1,371)                --
      Class E .........................................................            (170)                (927)              (384)
      Class S .........................................................         (31,384)            (179,302)           (81,901)
                                                                          -------------          -----------        -----------

         Net decrease in net assets from distributions ................         (36,898)            (189,174)           (90,260)
                                                                          -------------          -----------        -----------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions ......          54,493              151,572            154,152
                                                                          -------------          -----------        -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ...........................          26,162              243,091            324,306

NET ASSETS
   Beginning of period ................................................       1,566,621            1,323,530            999,224
                                                                          -------------          -----------        -----------
   End of period (including undistributed net investment income of
      $1,369 at October 31, 2000 and $3 at December 31, 1998) .........   $   1,592,783          $ 1,566,621        $ 1,323,530
                                                                          =============          ===========        ===========

  See accompanying notes which are an integral part of the financial statements.

                                                     Quantitative Equity Fund 68

QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                        2000*           1999*
                                                     ---------        ---------


NET ASSET VALUE, BEGINNING OF PERIOD ..............  $   44.94        $   43.02
                                                     ---------        ---------

INCOME FROM OPERATIONS
   Net investment income (loss)(a) ................       (.22)            (.20)
   Net realized and unrealized gain (loss) ........        .07             8.00
                                                     ---------        ---------

      Total income from operations ................       (.15)            7.80
                                                     ---------        ---------

DISTRIBUTIONS
   From net investment income .....................         --             (.04)
   From net realized gain .........................       (.91)           (5.84)
                                                     ---------        ---------

      Total distributions .........................       (.91)           (5.88)
                                                     ---------        ---------

NET ASSET VALUE, END OF PERIOD ....................  $   43.88        $   44.94
                                                     =========        =========

TOTAL RETURN (%)(b) ...............................       (.16)           18.89

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) .......     20,935           13,613

   Ratios to average net assets (%)(c):
      Operating expenses ..........................       1.92             1.93
      Net investment income (loss) ................       (.60)            (.47)

   Portfolio turnover rate (%) ....................      59.25            89.52

*    For the ten months ended October 31, 2000.
**   For the period January 27, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

69 Quantitative Equity Fund

QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------
                                                             2000*         1999          1998          1997          1996**
                                                           --------      --------      --------      ---------      ---------

NET ASSET VALUE, BEGINNING OF PERIOD ................      $  45.19      $  42.50      $  36.80      $   33.05      $   33.81
                                                           --------      --------      --------      ---------      ---------

INCOME FROM OPERATIONS
   Net investment income (a) ........................           .06           .13           .12            .14            .05
   Net realized and unrealized gain (loss) ..........          (.08)         8.50          8.54           9.95           1.87
                                                           --------      --------      --------      ---------      ---------

      Total income from operations ..................          (.02)         8.63          8.66          10.09           1.92
                                                           --------      --------      --------      ---------      ---------

DISTRIBUTIONS
   From net investment income .......................          (.09)         (.10)         (.16)          (.07)          (.08)
   From net realized gain ...........................          (.91)        (5.84)        (2.80)         (6.27)         (2.60)
                                                           --------      --------      --------      ---------      ---------

      Total distributions ...........................         (1.00)        (5.94)        (2.96)         (6.34)         (2.68)
                                                           --------      --------      --------      ---------      ---------

NET ASSET VALUE, END OF PERIOD ......................      $  44.17      $  45.19      $  42.50      $   36.80      $   33.05
                                                           ========      ========      ========      =========      =========

TOTAL RETURN (%)(B) .................................           .11         21.11         24.34          31.70           5.91

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) .........        15,314         7,987         7,479          2,344            322

   Ratios to average net assets (%)(c):
      Operating expenses ............................          1.17          1.18          1.31           1.59           1.65
      Net investment income .........................           .15           .28           .30            .33            .81

   Portfolio turnover rate (%) ......................         59.25         89.52         77.23          87.67          74.33

*    For the ten months ended October 31, 2000.
**   For the period November 4, 1996 (commencement of sale) to December 31,
     1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                     Quantitative Equity Fund 70

QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                 2000*          1999          1998           1997         1996          1995
                                              ----------     ----------    ----------     ---------     ---------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD ......   $    45.19     $    42.53    $    36.78     $   33.05     $   30.76    $   24.84
                                              ----------     ----------    ----------     ---------     ---------    ---------

INCOME FROM OPERATIONS
   Net investment income (a) ..............          .15            .24           .27           .38           .51          .50
   Net realized and unrealized gain (loss)          (.02)          8.50          8.55         10.00          6.24         8.72
                                              ----------     ----------    ----------     ---------     ---------    ---------

      Total income from operations ........          .13           8.74          8.82         10.38          6.75         9.22
                                              ----------     ----------    ----------     ---------     ---------    ---------

DISTRIBUTIONS
   From net investment income .............         (.14)          (.24)         (.27)         (.38)         (.51)        (.51)
   From net realized gain .................         (.91)         (5.84)        (2.80)        (6.27)        (3.95)       (2.79)
                                              ----------     ----------    ----------     ---------     ---------    ---------

      Total distributions .................        (1.05)         (6.08)        (3.07)        (6.65)        (4.46)       (3.30)
                                              ----------     ----------    ----------     ---------     ---------    ---------

NET ASSET VALUE, END OF PERIOD ............   $    44.27     $    45.19    $    42.53     $   36.78     $   33.05    $   30.76
                                              ==========     ==========    ==========     =========     =========    =========

TOTAL RETURN (%)(b) .......................          .47          21.37         24.82         32.70         23.08        37.69

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)    1,556,534      1,545,021     1,316,051       996,880       663,925      488,948

   Ratios to average net assets (%)(c):
      Operating expenses ..................          .92            .93           .91           .91           .93          .93
      Net investment income ...............          .42            .53           .69          1.04          1.59         1.71

   Portfolio turnover rate (%) ............        59.25          89.52         77.23         87.67         74.33        78.83

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

71 Quantitative Equity Fund

INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide favorable total return and additional diversification for US investors.

INVESTS IN: Primarily the equity securities of non-US companies in developed foreign markets.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of ten managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

        DATES             INTERNATIONAL SECURITIES - CLASS S    MSCI EAFE **

      Inception*                      $ 10,000                   $ 10,000
            1991                      $ 10,569                   $ 10,732
            1992                      $  9,738                   $  9,347
            1993                      $ 12,927                   $ 12,887
            1994                      $ 14,622                   $ 14,225
            1995                      $ 14,465                   $ 14,216
            1996                      $ 15,981                   $ 15,751
            1997                      $ 16,728                   $ 16,526
            1998                      $ 17,327                   $ 18,171
            1999                      $ 21,054                   $ 22,417
            2000                      $ 21,346                   $ 21,819

Total                                 $164,756                   $166,091

                        YEARLY PERIODS ENDED OCTOBER 31

INTERNATIONAL SECURITIES FUND - CLASS S                        MSCI EAFE INDEX

 PERIODS ENDED           GROWTH OF             TOTAL            PERIODS ENDED          GROWTH OF             TOTAL
   10/31/00               $10,000             RETURN              10/31/00              $10,000             RETURN
------------------------------------------------------         ------------------------------------------------------
   1 Year                 $10,138             1.38%               1 Year                $ 9,734            (2.66)%
   5 Years                $14,757             8.09%(S)            5 Years               $15,349             8.95%(S)
   10 Years               $21,346             7.88%(S)            10 Years              $21,819             8.12%(S)


INTERNATIONAL SECURITIES FUND - CLASS E++                      SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI) EX-US+

 PERIODS ENDED           GROWTH OF             TOTAL            PERIODS ENDED          GROWTH OF              TOTAL
   10/31/00               $10,000             RETURN              10/31/00              $10,000              RETURN
------------------------------------------------------         ------------------------------------------------------
   1 Year                 $10,113             1.13%               1 Year                $ 9,917            (0.83)%
   5 Years                $14,529             7.75%(S)            5 Years               $15,835             9.63%(S)
   10 Years               $21,016             7.71%(S)            10 Years              $21,949             8.18%(S)


INTERNATIONAL SECURITIES FUND - CLASS C++++

 PERIODS ENDED           GROWTH OF             TOTAL
   10/31/00               $10,000             RETURN
------------------------------------------------------
   1 Year                 $10,037             0.37%
   5 Years                $14,344             7.47%(S)
   10 Years               $20,748             7.57%(S)

73 International Securities Fund

INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the International Securities Fund Class S, Class E and Class C shares lost 12.40%, 12.58%, and 13.13%, respectively. This compared to the Salomon Smith Barney BMI World ex-US, which lost 11.57%, and the MSCI EAFE Index which lost 13.71% during the same period.

The Fund's performance was mixed, and was a result of the international markets' sector rotations. This was similar to the US markets' behavior during the year, as both growth managers and value managers enjoyed periods during which their style was favored.

PORTFOLIO HIGHLIGHTS
Similar to the US markets, the performance of international Technology and Telecommunications sectors exceeded all others during the first quarter. This benefited the Fund's growth managers, but penalized those managers trying to adhere to strict valuation disciplines.

During the first quarter, currency movements had a significant impact on returns. The decline in the Euro muted European gains, while the gain in the Yen boosted returns from Japan. However, while Japan's outlook remained strong during the first half of the year, investors became impatient with the pace of the country's restructuring effort later in the period and returns suffered as a result.

Second quarter was a difficult time internationally, just as it was in the US. During this period, growth managers faced a steep decline in technology and telecommunications issues, while value managers gained some ground in this environment. The Fund managers' stock selection, particularly in Germany where holdings of Jenoptik (Technology), Systematics (Information Technology), Consors Discount (Banking) contributed positive results to performance.

By mid-year, international markets lost ground amidst extreme sector rotation, heightened volatility and the "tech wreck", which dramatically cut valuations for technology issues.

The Fund's manager lineup was broadened during the second quarter with the addition of Driehaus Capital Management, Inc. and Marvin & Palmer Associates, Inc. Driehaus and Marvin & Palmer were both retained to expand the Fund's aggressive growth exposure, and as a result, existing growth managers' asset allocation was rebalanced.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                    October 31, 2000

Vodafone Group PLC (United Kingdom)                            1.8%
Rhone-Poulenc SA Class A - ADR (France)                        1.4
Total Co. SA Class B (France)                                  1.3
ING Groep (Netherlands)                                        1.1
Novartis AG (Regd) (Switzerland)                               1.1
Canon, Inc. (Japan)                                            1.0
Telefonica SA (Spain)                                          0.9
Glaxo Wellcome PLC (United Kingdom)                            0.9
Royal Dutch Petroleum Co. (Netherlands)                        0.8
Nippon Telegraph & Telephone Corp. (Japan)                     0.8


PORTFOLIO CHARACTERISTICS
                                                       October 31, 2000

Current P/E Ratio                                                20.07x
Portfolio Price/Book Ratio                                        2.66x
Market Capitalization - $-Weighted Average                     39.4 Bil
Number of Holdings                                                  783


MONEY MANAGERS                                              STYLES

Delaware International Advisors, Ltd.                       Value
Driehaus Capital Management, Inc.                           Growth
Fidelity Management Trust Company                           Growth
J.P. Morgan Investment Management, Inc.                     Value
Marvin & Palmer Associates, Inc.                            Growth
Mastholm Asset Management, LLC                              Growth
Montgomery Asset Management, LLC                            Growth
Oechsle International Advisors, LLC                         Growth
Sanford C. Bernstein & Co., Inc.                            Value
The Boston Company Asset Management, Inc.                   Value

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* International Securities Fund Class S assumes initial investment on November 1, 1990.

**   Morgan Stanley Capital International Europe, Australia, Far East (MSCI
     EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ International Securities Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ International Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+ Salomon Smith Barney BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.
Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                International Securities Fund 74

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                         ---------      -------
COMMON STOCKS - 90.1%
AUSTRALIA - 1.9%
Amcor, Ltd.                                                540,695        1,499
AMP, Ltd.                                                   35,446          320
Australia & New Zealand Bank Group, Ltd                    429,537        3,173
Australian Gas & Light Co.                                   5,145           31
Australian Stock Exchange, Ltd.                              2,600           16
BHP, Ltd. - ADR                                              2,548           50
Billabong International, Ltd. (a)                            9,000           19
Brambles Industries, Ltd.                                    2,300           60
Broken Hill Proprietary Co.                                113,668        1,102
Cable & Wireless Optus, Ltd. (a)                            12,700           27
Coles Myer, Ltd.                                             5,421           20
Commonwealth Bank of Australia                              18,829          280
CSL, Ltd.                                                   15,852          282
CSR, Ltd.                                                  925,103        1,895
F.H. Faulding & Co., Ltd.                                    3,000           16
Fairfax (John) Holdings, Ltd.                                4,900           11
Foster's Brewing Group, Ltd.                             1,254,100        2,841
Goodman Fielder Wattie                                     815,196          528
Harvey Norman Holdings, Ltd.                                17,100           38
Leighton Holdings, Ltd. Class A                              6,900           24
Lend Lease Corp.                                            17,728          208
Macquarie Bank, Ltd.                                         1,400           20
National Australia Bank, Ltd.                              294,523        4,091
National Foods, Ltd.                                         9,100           12
News Corp., Ltd.                                            50,332          526
News Corp., Ltd. - ADR                                       9,578          412
Oil Search, Ltd. (Australia Regd) (a)                        8,900            7
OneSteel, Ltd. (a)                                          24,735           12
Orica, Ltd.                                                166,000          499
Paperlinx, Ltd.                                            142,198          243
Rio Tinto, Ltd.                                              2,700           37
Southcorp Holdings, Ltd.                                    61,100          158
Tabcorp. Holdings, Ltd.                                      6,500           35
Telstra Corp., Ltd.                                        102,700          335
Telstra Corp., Ltd. Installment Receipts                    27,503           90
Wesfarmers, Ltd.                                             3,829           29
Westfield Holdings, Ltd.                                     6,700           43
Westfield Trust (a)                                            457            1
Westpac Banking Corp.                                      171,425        1,171
WMC, Ltd.                                                   29,984          115
Woodside Petroleum, Ltd.                                     3,900           29
Woolworths, Ltd.                                            88,195          350
                                                                       --------
                                                                         20,655
                                                                       --------

AUSTRIA - 0.2%
Bank Austria AG                                             34,269        1,854
OMV AG                                                       1,500          102
Voest-Alpine Stahl AG                                       11,000          258
Wienerberger Baustoffindustrie AG                           10,400          195
                                                                       --------
                                                                          2,409
                                                                       --------

BELGIUM - 0.6%
Agfa Gevaert                                                84,901        1,758
Dexia                                                       25,507        3,879
Electrabel                                                   5,400        1,173
Real Software                                                  722           12
Ubizen                                                       4,678          100
                                                                       --------
                                                                          6,922
                                                                       --------

CANADA - 4.0%
Abitibi-Consolidated, Inc.                                   5,600           49
Agrium, Inc.                                                 3,930           40
Alberta Energy Co., Ltd.                                    49,290        1,815
Alcan Aluminum, Ltd.                                         8,680          273
Anderson Exploration, Ltd. (a)                              87,740        1,608
Ballard Power Systems, Inc. (a)                             17,950        1,922
Bank of Montreal                                            26,288        1,213
Bank of Nova Scotia                                         10,710          305
Barrick Gold Corp.                                          10,700          142
BCE, Inc.                                                    7,690          206
Biovail Corp. (a)                                           30,232        1,269
Bombardier, Inc. Class B                                    99,492        1,560
C.I. Fund Management, Inc.                                   2,660           55
Canadian Hunter Exploration, Ltd. (a)                        2,480           52
Canadian Imperial Bank of Commerce                          23,305          738
Canadian National Railway Co.                               27,000          848
Canadian Natural Resources, Ltd. (a)                        34,177        1,007
Canadian Occidental Petroleum, Ltd.                         23,420          562
Canadian Pacific, Ltd.                                      18,600          539
Celestica, Inc. (a)                                         15,270        1,094
Cognos, Inc. (a)                                             1,050           42
Descartes Systems Group, Inc. (The)                         19,868          805
Dofasco, Inc.                                               27,601          382
Enbridge, Inc.                                               7,950          213
Finning International, Inc.                                 17,000          130
Gulf Canada Resources, Ltd. (a)                              9,220           40
Hudson's Bay Co.                                            18,600          164
Imperial Oil, Ltd.                                          10,867          274
Inco, Ltd. (a)                                               1,310           20
Leitch Technology Corp. (a)                                 49,500          621
Loblaw Cos., Ltd.                                           11,350          388
Mackenzie Financial Corp.                                    1,380           18
Magna International, Inc. Class A                            4,710          211
Manitoba Telecom Services, Inc.                             12,000          247
Manulife Financial Corp.                                     6,100          158
Mitel Corp. (a)                                            144,300        2,362
Molson Cos., Ltd. Class A                                      730           18
National Bank of Canada                                     52,740          861

75 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER       VALUE
                                                             OF         (000)
                                                           SHARES         $
                                                         ---------      -------

Nortel Networks Corp.                                      138,191        6,251
Petro-Canada                                               140,000        2,933
Potash Corp. of Saskatchewan, Inc.                           3,040          181
Precision Drilling Corp. (a)                                   600           17
QLT PhotoTherapeutics, Inc.                                  3,865          192
Quebecor World, Inc.                                         7,800          171
Research in Motion, Ltd.                                    10,550        1,055
Rogers Communications, Inc. Class B                         30,190          585
Royal Bank of Canada                                        33,410        1,056
Seagram Co., Ltd.                                           10,156          581
Shell Canada, Ltd. Class A                                  19,000          435
Sun Life Financial Services, Inc. New                        6,920          143
Suncor, Inc.                                                15,676          305
Talisman Energy, Inc. (a)                                   91,620        2,876
TD Waterhouse Group, Inc. (a)                               17,980          296
Tembec, Inc. Class A (a)                                    91,000          801
Thomson Corp. (The)                                         17,180          692
Toronto Dominion Bank (The) New                             10,000          275
Torstar Corp. Class B                                       30,500          449
TransAlta Corp.                                             22,000          286
Westcoast Energy, Inc.                                      62,226        1,386
                                                                        -------
                                                                         43,217
                                                                        -------

CHINA - 0.1%
China Unicom Ltd. - ADR (a)                                 20,255          415
Cosco Pacific, Ltd.                                      1,030,000          759
PetroChina Co., Ltd. Class H                             1,754,000          369
                                                                        -------
                                                                          1,543
                                                                        -------

DENMARK - 0.8%
ISS A/S (a)                                                 17,211        1,060
Jyske Bank A/S (Regd)                                       29,939          570
Novo Nordisk A/S Series B                                   16,612        3,523
Vestas Wind Systems A/S (a)                                 72,731        3,940
                                                                        -------
                                                                          9,093
                                                                        -------

FINLAND - 1.1%
Elisa Communications Oyj                                    80,846        2,243
Kesko Oyj                                                   95,352          797
Metsa-Serla Oyj Series B                                    13,000           82
Nokia Oyj                                                  113,668        4,677
Sampo Insurance Co., Ltd. Series A                          17,314          705
Sonera Group Oyj                                            52,300        1,152
Stora Enso Oyj Series R                                     32,900          338
Tietoenator Oyj                                              7,433          143
UPM-Kymmene Oyj                                             39,577        1,120
Valmet - Rauma Oyj                                          22,729          174
                                                                        -------
                                                                         11,431
                                                                        -------

FRANCE - 9.7%
Air Liquide                                                 20,390        2,410
Alcatel                                                    125,502        7,657
Alcatel Alsthom Compagnie Generale
   d'Electricite - ADR                                      43,615        2,720
Alstom                                                      90,781        1,995
Assurances Generales de France                              41,554        2,274
Avcntis SA Class A - ADR                                   210,417       15,178
AXA                                                         19,993        2,647
Banque Nationale Paris                                      44,470        3,834
Bongrain SA                                                 18,488          502
Bouygues SA                                                  6,378          325
Bull SA                                                      7,400           42
Business Objects SA - ADR                                    7,734          609
Carrefour SA                                                35,567        2,387
Castorama Dubois                                            12,435        2,528
Chargeurs International SA                                   2,550          143
Christian Dior SA                                            6,266          319
Cie de St. Gobain                                           24,850        3,288
Credit Lyonnais                                              8,020          274
Eridania Beghin-Say SA                                       1,605          123
European Aeronautic Defense and Space Co.                   71,000        1,446
Fimatex                                                      9,021           97
France Telecom SA                                            7,000          732
Genset                                                       3,255          162
Groupe Air France                                           43,846          781
Groupe Danone                                               10,407        1,455
Havas Advertising SA                                        26,000          419
L'Oreal SA                                                   3,900          298
Lafarge SA                                                  12,810          945
Lagardere S.C.A                                              4,181          237
Legris Industries SA                                         3,900          127
Michelin (Cie Gen) Class B                                  55,309        1,600
Pernod-Ricard                                                6,100          280
Peugeot SA                                                   2,315          426
Publicis                                                       700           23
Publicis Groupe SA                                          16,000          523
Renault (Regie Nationale)                                   23,489        1,168
Rhodia SA                                                   63,437          793
Sanofi-Synthelabo SA                                        78,027        4,105
Schneider Electric SA                                        6,161          401
Scor SA                                                      9,000          414
SEB SA                                                       6,600          336
Simco (Regd)                                                 3,300          204
Societe Generale Class A                                   101,056        5,737
Societe Generale d'Entreprises SA                            5,549          279
STMicroelectronics N.V                                      11,500          580
Suez Lyonnaise des Eaux SA                                  37,006        5,646
Technip                                                      1,679          216
Thomson-CSF                                                 23,200        1,042
Total Co. SA Class B                                        96,549       13,815
Total Fina SA - ADR                                         33,036        2,367

                                                International Securities Fund 76

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                        MARKET
                                                           NUMBER       VALUE
                                                             OF         (000)
                                                           SHARES         $
                                                         ---------      -------

Usinor Sacilor                                             144,409        1,576
Vivendi                                                     79,921        5,745
Vivendi Environnement                                       37,934        1,417
                                                                        -------
                                                                        104,647
                                                                        -------

GERMANY - 7.0%
Allianz AG (Regd)                                           18,088        6,133
Altana AG                                                   21,500        2,589
BASF AG                                                     51,432        2,016
Bayer AG                                                   179,976        7,812
Bayerische Hypo Vereinsbank AG                              61,400        3,374
Bayerische Motoren Werke AG                                 38,247        1,266
Commerzbank AG                                              38,327        1,081
Consors Discount Broker AG                                  23,775        1,892
Continental AG                                              83,800        1,280
Deutsche Bank AG                                            58,122        4,759
Deutsche Lufthansa AG                                       67,314        1,314
Deutsche Pfandbrief & Hypothekenbank AG                      7,000          517
Deutsche Telekom AG                                         37,882        1,422
Dresdner Bank AG                                            79,765        3,324
E.On AG                                                    137,364        6,980
Fresenius Medical Care AG                                    2,200          175
Hannover Rueckversicherungs AG                               6,100          513
IKB Deutsche Industriebank AG                               25,750          353
Intershop Communications AG                                  3,068          133
Jenoptik AG                                                134,460        3,684
Mannheimer Aktiengesellschaft                                5,300          297
Marschollek, Lautenschlaeger and Partner AG                    980          134
Merck KGAA                                                  55,156        2,097
Metallgesellschaft AG                                       70,093          753
Muenchener                                                  19,705        6,195
   Rueckversicherungs-Gesellschaft AG
PrimaCom AG                                                  1,468           29
RWE AG                                                      78,150        3,134
SAP AG                                                         165           27
Schering AG                                                 93,097        5,214
SGL Carbon AG                                                3,867          236
Siemens AG                                                  36,606        4,661
Software AG                                                  8,460          606
United Internet AG                                          12,371           79
Volkswagen AG                                               44,907        2,244
                                                                        -------
                                                                         76,323
                                                                        -------

GREECE - 0.2%
Cosmote SA - GDR (a)                                        17,000          255
Hellenic Telecommunication
   Organization SA - ADR                                   178,178        1,559
                                                                        -------
                                                                          1,814
                                                                        -------

HONG KONG - 1.6%
ASAT Holdings, Ltd. - ADR (a)                               23,100          144
Asia Satellite Telecommunications                            8,000           16
   Holdings, Ltd.
Bank of East Asia, Ltd.                                     89,200          201
Cathay Pacific Airways                                      39,000           71
Cheung Kong Holdings, Ltd.                                  22,800          252
China Petroleum and Chemical Corp.                          96,000           19
   Series H New (a)
China Telecom (Hong Kong), Ltd. (a)                        374,500        2,401
China Unicom, Ltd. (a)                                      70,000          140
CLP Holdings, Ltd.                                          59,400          277
Dairy Farm International Holdings, Ltd. (a)                 37,800           16
Dao Heng Bank Group, Ltd.                                    6,500           33
Great Eagle Holdings                                        12,193           18
Hang Lung Development Co.                                  192,000          172
Hang Seng Bank                                               8,200           97
Henderson Land Development Co., Ltd.                        17,000           73
Hong Kong & China Gas Co., Ltd.                             66,396           84
Hong Kong Electric Holding, Ltd.                         1,383,448        4,568
Hong Kong Land Holdings, Ltd. - ADR (a)                      9,000           17
Hutchison Whampoa, Ltd.                                     97,330        1,211
Jardine Matheson Holdings, Ltd. - ADR (a)                  214,100        1,188
JCG Holdings, Ltd.                                          50,400           27
Johnson Electric Holdings, Ltd. (a)                         46,800           94
Kerry Properties, Ltd.                                     350,000          402
Li & Fung, Ltd. (a)                                         55,600          103
MTR Corporation, Ltd. (a)                                  593,000          878
New World Infrastructure, Ltd. (a)                          11,000           10
Pacific Century CyberWorks, Ltd. (a)                       141,042          109
SmarTone Telecommunications Holdings, Ltd.                  69,000          103
Sun Hung Kai Properties, Ltd.                              328,600        2,697
Sunevision Holdings, Ltd. (a)                              157,500           77
Swire Pacific, Ltd. Class A                                 15,300           94

77 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                         ---------      -------

Television Broadcast                                         6,000           33
Wharf Holdings                                             646,862        1,319
Wing Hang Bank, Ltd.                                        10,200           30
                                                                        -------
                                                                         16,974
                                                                        -------

IRELAND - 0.4%
Allied Irish Banks                                          17,500          178
Bank of Ireland                                            479,320        3,648
CRH PLC                                                     34,052          523
Independent Newspapers PLC                                  54,100          168
Trintech Group PLC                                           8,225           88
                                                                        -------
                                                                          4,605
                                                                        -------

ISRAEL - 0.3%
Check Point Software Technologies, Ltd.                      7,852        1,244
Nice Systems, Ltd. - ADR                                    16,100          749
Teva Pharmaceutical Industries, Ltd.- ADR                   23,302        1,377
                                                                        -------
                                                                          3,370
                                                                        -------

ITALY - 4.5%
Alleanza Assicurazioni                                      60,000          796
Assicurazioni Generali SPA                                  14,300          470
Autostrade SPA                                              33,527          195
Banca Commerciale Italiana                                 221,000        1,300
Banca Nazionale del Lavoro                                 727,759        2,359
Banca Pop di Milano                                         49,000          308
Banca Popolare di Bergamo CV                                90,921        1,559
Banca Popolare di Novara                                    51,000          301
Banca Popolare di Verona                                    56,600          625
Benetton Group SPA                                         174,000          316
Bipop Carire SPA                                            65,750          520
Bulgari SPA                                                 33,806          398
Credito Emiliano SPA                                        46,567          179
Ente Nazionale Idrocarburi SPA                           1,310,518        7,095
Fiat SPA                                                    17,930          235
Finmeccanica SPA                                         1,332,840        1,528
Ifil (Finanziaria di Partecipazioni) SPA                    30,000          135
Luxottica Group SPA - ADR                                   31,500          455
Mediaset SPA                                               275,491        3,986
Mediolanum SPA                                              64,604          947
Montefibre di Risp                                          37,000           17
Montefibre SPA                                             240,000          131
Parmalat Finanziaria SPA                                 1,038,000        1,497
Pirelli SPA                                                388,500        1,128
Riunione Adriatica de Sicurta                              257,285        3,378
Saipem SPA                                                  64,727          337
San Paolo - IMI SPA                                        507,617        8,228
Tecnost SPA                                                 84,000          283
Telecom Italia Mobile SPA                                  330,004        2,805
Telecom Italia Mobile SPA di Risp                           17,000           90
Telecom Italia SPA di Risp                                 676,473        3,680
Telecom Italia SPA                                         266,557        3,087
Unicredito Italiano SPA                                    132,607          674
                                                                        -------
                                                                         49,042
                                                                        -------

JAPAN - 17.9%
77th Bank, Ltd. (The)                                      184,000        1,363
Advantest Corp.                                              3,100          404
AIFUL Corp.                                                 13,550        1,068
Aisin Seiki Co., Ltd.                                       10,000          143
Ajinomoto Co., Inc.                                         30,000          335
Aoki International                                          32,000           92
Aoyama Trading Co.                                          29,900          244
Asahi Bank, Ltd.                                           246,000          969
Asahi Breweries                                              7,000           69
Asahi Chemical Industrial                                   62,000          384
Bank of Fukuoka, Ltd. (The)                                 32,000          157
Bank of Tokyo - Mitsubishi, Ltd.                            69,000          828
Bridgestone Tire Corp.                                     171,000        1,696
Canon, Inc.                                                279,000       11,072
Capcom Co.                                                   3,200          124
Central Glass Co., Ltd.                                     29,000          133
Chugai Pharmaceutical Co., Ltd.                             17,000          289
Credit Saison Co.                                          135,650        2,872
Dai Ichi Pharmaceutical Co.                                 20,000          568
Dai-Tokyo Fire & Marine                                    376,000        1,099
Daido Steel Co.                                            134,000          370
Dainippon Pharmaceutical Co., Ltd.                          10,000          128
Daito Trust Construction                                     7,350          124
Daiwa Kosho Lease Co., Ltd.                                 87,000          243
Daiwa Securities Group, Inc.                                95,000        1,053
DDI Corp.                                                       44          208
Deodeo Corp.                                                15,000           98
Dowa Mining Co.                                             32,000          123
Ebara Corp.                                                 40,000          621
Eisai Co., Ltd.                                            121,000        3,726
Fast Retailing Co., Ltd.                                     9,600        2,362
Fuji Heavy Industries, Ltd.                                 78,000          543
Fuji Machine Manufacturing Co.                              41,200        1,125
Fuji Photo Film Co.                                          7,000          260
Fujikura                                                    43,000          379
Fujisawa Pharmaceutical                                      2,000           63
Fujitsu, Ltd.                                              164,000        2,922
Funai Electric Co., Ltd.                                     1,500          113
Furukawa Electric Co.                                      133,000        3,498
Futaba Corp.                                                27,400          977
Gunze, Ltd.                                                 24,000           80
Hitachi Chemical Co., Ltd.                                  15,000          377
Hitachi, Ltd.                                              507,000        5,436
Hitachi Maxell                                              24,000          449

                                                International Securities Fund 78

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           -------       ------

Hitachi Software Engineering Co., Ltd                          900           97
Honda Motor Co., Ltd.                                       48,000        1,658
Hosiden Electronics                                          4,000          128
House Foods Corporation                                     25,000          328
Hoya Corp.                                                   4,000          331
Ines Corp.                                                   5,600           70
Isetan Co.                                                  69,000          586
Ito-Yokado Co., Ltd.                                         5,000          226
Itochu Corp. (a)                                           162,000          690
Itochu Techno Science Corp.                                  6,600        1,569
Japan Tobacco, Inc.                                            102          701
JGC Corp.                                                   35,000          218
Kagoshima Bank                                              35,000          140
Kaken Pharmaceutical Co., Ltd.                               6,000           36
Kao Corp.                                                   70,000        2,098
Katokichi Co.                                               31,000          895
Kawasaki Steel Corp.                                       259,000          254
Keyence Corp.                                                1,000          311
Kinki Coca-Cola Bottling                                    27,000          285
Kissei Pharmaceutical Co.                                   34,000          623
Koa Fire & Marine                                           82,000          304
Konami Co., Ltd.                                            41,800        3,524
Konica Corp.                                                25,000          193
Kubota Corp.                                                50,000          168
Kurimoto Iron Works                                         90,000          193
Kyocera Corp.                                               23,700        3,084
Kyorin Pharmaceutical Co., Ltd.                              7,000          230
Kyushu Electric Power                                       34,900          512
Lawson, Inc.                                                 5,500          190
Mabuchi Motor Co., Ltd.                                     20,100        2,148
MACNICA, Inc.                                                1,600          181
Makita Corp.                                                91,000          663
Marubeni Corp. (a)                                         939,000        2,194
Marui Co., Ltd.                                             12,000          177
Maruichi Steel Tube                                         38,000          539
Matsumotokiyoshi                                            30,900        2,447
Matsushita Communication                                     8,200        1,075
Matsushita Electric Industrial Co., Ltd                    267,000        7,757
Minebea Co., Ltd.                                          234,000        2,338
Mitsubishi Chemical                                        181,000          572
Mitsubishi Corp.                                            77,000          635
Mitsubishi Electric Corp.                                   97,000          697
Mitsubishi Estate Co., Ltd.                                 44,000          468
Mitsubishi Heavy Industries                                289,000        1,123
Mitsubishi Trust & Banking                                  25,000          203
Mitsui Fudosan Co., Ltd.                                    73,000          884
Mitsui Mining & Smelting                                    35,000          295
Mitsui O.S.K. Lines                                        200,000          440
Mitsumi Electric Co.                                         3,000           99
Mizuho Holdings, Inc. (a)                                      709        5,452
Murata Manufacturing Co., Ltd.                               2,800          335
Mycal Corp.                                                 94,000          217
Namco                                                       48,900        1,264
Nanto Bank                                                  57,000          222
NEC Corp.                                                   77,000        1,468
NGK Insulators, Ltd.                                        17,000          225
NGK Spark Plug Co.                                           2,000           31
Nichicon Corp.                                              26,000          464
Nichido Fire & Marine                                      172,000          889
NIDEC COPAL Corp.                                            5,000           75
NIDEC Corp.                                                  2,200          135
Nikko Securities Co., Ltd.                                  16,000          138
Nintendo Co., Ltd.                                           5,700          943
Nippon Comsys Corp.                                          5,000           96
Nippon Electric Glass                                        6,000          140
Nippon Express Co., Ltd.                                   434,000        2,605
Nippon Fire & Marine                                        80,000          298
Nippon Meat Packers, Inc.                                   15,000          190
Nippon Oil Co.                                              50,000          269
Nippon Sheet Glass                                          28,000          426
Nippon System Development                                      600           65
Nippon Telegraph & Telephone Corp.                             927        8,436
Nippon Yusen                                               226,000        1,060
Nippon Zeon Co., Ltd.                                       16,000           69
Nishimatsu Construction                                    259,000          819
Nissan Chemical Industries, Ltd.                            20,000          148
Nissan Motor Co., Ltd. (a)                                 881,000        6,047
Nisshin Steel Co.                                           76,000           59
Nitto Denko Corp.                                            7,000          237
NOK Corp.                                                    9,000           86
Nomura Securities Co., Ltd.                                255,000        5,410
NTT Mobile Communication Network, Inc                          159        3,920
Oki Electric Industries (a)                                 31,000          184
Omron Corp.                                                 51,000        1,257
Oriental Land Co., Ltd.                                      2,400          145
Orix Corp.                                                   3,900          409
Osaka Gas Co.                                               78,000          192
Paris Miki, Inc.                                             2,300           95
Pioneer Corp.                                               71,000        2,199
Promise Co., Ltd.                                            2,900          218
Ricoh Co., Ltd.                                             19,000          293
Rinnai Corp.                                                82,000        1,680
Rohm Co.                                                    16,000        4,034
Ryohin Keikaku Co., Ltd.                                     1,200           61
Sakura Bank, Ltd.                                          479,000        3,490
Sankyo Co., Ltd.                                            83,000        1,829
Sanseido Co., Ltd.                                          34,000          296
Sanyo Electric Co., Ltd.                                    24,000          183
Sekisui Chemical Co., Ltd.                                 180,000          520

79 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           -------      -------

Sekisui House, Ltd.                                         60,000          635
Shimachu Co., Ltd.                                           6,700          101
Shin-Etsu Chemical Co., Ltd.                                49,050        2,014
Shohkoh Fund & Co., Ltd.                                     9,270          761
SMC Corp.                                                    1,000          142
Snow Brand Milk Products Co., Ltd.                          22,000           80
Softbank Corp.                                               5,400          324
Sony Corp.                                                  48,000        3,836
Stanley Electric                                             9,000           93
Sumitomo Bank                                               41,000          498
Sumitomo Electric Industries, Ltd.                          61,000        1,126
Sumitomo Osaka Cement Co., Ltd.                             30,000          128
Sumitomo Realty & Development                              180,000        1,033
Sumitomo Rubber Industries                                  95,000          453
Sumitomo Trust & Banking                                    97,000          747
Suruga Bank, Ltd.                                           14,000          192
Suzuki Motor Corp.                                          13,000          139
Taiheiyo Cement Corp.                                       27,000           42
Taisho Pharmaceutical Co., Ltd.                             54,000        1,554
Takeda Chemical Industries, Ltd.                            82,000        5,403
Takefuji Corp.                                               9,400          930
TDK Corp.                                                   17,400        1,754
Terumo Corp.                                                 2,900           82
THK Co., Ltd.                                                5,800          144
Toc Co.                                                     42,000          281
Toho Bank                                                   83,000          307
Tohoku Electric Power                                       16,500          222
Tokio Marine & Fire Insurance Co.                           16,000          177
Tokuyama Corp.                                              29,000          120
Tokyo Electric Power                                        13,500          328
Tokyo Gas Co.                                               68,000          178
Tokyo Seimitsu Co., Ltd.                                     1,100           78
Tokyo Steel Manufacturing                                   17,900           73
Tokyo Tomin Bank, Ltd.                                       2,100           59
Tokyu Corp.                                                286,000        1,478
Toppan Printing Co., Ltd.                                   14,000          124
Toshiba Corp.                                               28,000          200
Toshiba Machine Co. (a)                                     11,000           46
Tostem Corp.                                                22,000          321
Toto, Ltd.                                                   6,000           46
Toyo Information Systems                                    12,000          814
Toyoda Gosei Co., Ltd.                                      10,000          612
Toyota Motor Corp.                                          66,100        2,641
Trend Micro, Inc. (a)                                          500           47
UNY Co., Ltd.                                               20,000          245
West Japan Railway Co.                                         877        3,601
Yakult Honsha Co., Ltd.                                     17,000          194
Yamaha Corp.                                                50,000          431
Yamanouchi Pharmaceutical                                  116,000        5,252
Yamato Kogyo Co.                                            34,000          111
Yamato Transport                                             4,000           81
Yasuda Fire & Marine Insurance Co., Ltd. (The)              27,000          139
Yodogawa Steel Works, Ltd.                                 122,000          274
Yokohama Rubber Co., Ltd.                                  225,000          525
York-Benimaru Co., Ltd.                                      3,000           72
Yoshitomi Pharmaceutical Ind., Ltd.                          2,000           13
                                                                        -------
                                                                        194,388
                                                                        -------

LUXEMBOURG - 0.1%
Carrier 1 International SA                                   5,140          124
Thiel Logistik AG New                                        3,510          542
                                                                        -------
                                                                            666
                                                                        -------

MEXICO - 0.1%
Grupo Television SA de CV - GDR                             11,806          639
                                                                        -------

NETHERLANDS - 7.2%
ABN Amro Holding                                           183,722        4,256
Aegon                                                        5,900          234
Akzo Nobel                                                  76,885        3,500
ASM Lithography Holding                                     86,630        2,368
Bols Wessanen CVA                                           22,300          260
Buhrmann                                                    56,376        1,540
DSM                                                          9,000          260
Elsevier                                                   219,300        2,801
Equant                                                       4,015          134
Fortis (NL)                                                 80,752        2,467
Fox Kids Europe                                             32,547          373
Getronics                                                   14,174          159
Heineken                                                    45,586        2,476
Heineken Holding Class A                                    32,001        1,141
Hunter Douglas                                              65,514        1,879
ING Groep                                                  171,854       11,801
Koninklijke Ahold                                          275,466        8,002
Koninklijke (Royal) Philips Electronics                     88,654        3,484
Koninklijke KPN                                            157,807        3,197
Koninklijke Numico                                         130,691        6,111
Koninklijke Vopak                                            5,052           96
Lycos Europe                                                 2,726           23
Nutreco Holding                                             22,539          972
QIAGEN                                                       4,200          181
Royal Dutch Petroleum Co.                                  144,391        8,564
Stork                                                       79,821          894
TNT Post Group                                                  27            1
Unilever                                                    67,616        3,391
Unique International                                         2,300           47
United Pan-Europe Communications                            33,782          592
Vedior                                                      59,282          883
Verenigde Nederlandse Uitgeversbedrijven                    40,136        1,890

                                                International Securities Fund 80

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                          ---------      ------

Wereldhave                                                   8,966          395
Wolters Kluwer                                             166,778        3,752
                                                                         ------
                                                                         78,124
                                                                         ------

NEW ZEALAND - 0.4%
Air New Zealand Class B                                     12,800           11
Air New Zealand, Ltd. (a)                                    4,266            4
Carter Holt Harvey                                         710,381          471
Lion Nathan, Ltd.                                          112,019          215
Telecom Corp. of New Zealand, Ltd.                       1,515,887        3,355
Warehouse Group (The), Ltd.                                  6,600           16
                                                                         ------
                                                                          4,072
                                                                         ------

NORWAY - 0.3%
Christiania Bank OG Kreditkasse                             44,000          230
Den Norske Creditbank A/S                                  105,029          456
Kvaerner Industries ASA (a)                                  2,000           20
Norsk Hydro A/S                                             30,292        1,205
Norske Skogindustrier AS Class A                             4,000          144
Orkla ASA Class A                                            4,285           77
Petroleum Geo-Services ASA - ADR (a)                        29,800          408
Sparebanken NOR                                              8,000          202
                                                                         ------
                                                                          2,742
                                                                         ------

PORTUGAL - 0.4%
Banco Comercial Portugues, SA                              263,800        1,319
Banco Espirito Santo e Comercial de                          9,780          149
   Lisboa SA (Regd)
Electricidade de Portugal SA                               380,900        1,034
Portucel Industrial SA                                      17,000           96
Portugal Telecom SA                                        164,929        1,470
Telecel - Comunicacoes Pessoais SA                          22,716          248
                                                                         ------
                                                                          4,316
                                                                         ------

RUSSIA - 0.1%
Lukoil Oil Co. - ADR                                        18,325          979
                                                                         ------

SINGAPORE - 1.3%
Chartered Semiconductor Manufacturing, Ltd (a)              13,000           56
City Developments                                           91,400          422
Creative Technology, Ltd. (a)                               12,000          202
Datacraft Asia, Ltd. (a)                                     5,576           38
DBS Group Holdings, Ltd.                                   162,330        1,913
DBS Land                                                    13,000           20
Flextronics International, Ltd. (a)                         91,600        3,475
Jardine Strategic Holdings Ltd. (a)                         12,000           34
Natsteel Electronics, Ltd.                                 214,000          556
Oversea-Chinese Banking Corp., Ltd.                        564,420        3,599
Overseas Union Bank                                        361,664        1,750
Parkway Holdings                                             4,000            8
Singapore Airlines, Ltd. (Alien Market)                     29,800          299
Singapore Land                                              40,000           83
Singapore Land, Ltd. 2005 Warrants (a)                       8,000            7
Singapore Press Holdings, Ltd.                              16,100          230
Singapore Technologies Engineering, Ltd                     36,800           59
Singapore Telecommunications, Ltd.                          60,000           99
Straits Steamship Land, Ltd.                                95,000          142
United Overseas Bank, Ltd.                                 213,117        1,577
Venture Manufacturing (Singapore), Ltd                       4,000           39
                                                                         ------
                                                                         14,608
                                                                         ------

SPAIN - 2.7%
Acerinox SA                                                  6,166          172
Altadis                                                    211,278        3,164
Amadeus Global Travel Distribution SA Class A               15,751          129
Banco Bilbao Vizcaya SA                                    201,489        2,684
Banco Popular Espanol SA                                    43,817        1,311
Banco Santander Central Hispano SA                         258,700        2,507
Centros Commerciales Pryca                                  18,700          237
Endesa SA                                                  179,872        2,931
Grupo Dragados SA                                           15,900          154
Iberdrola SA                                               249,394        3,050
Prosegur CIA de Seguridad SA (Regd)                         26,708          263
Repsol SA - ADR                                             97,366        1,552
Respol - YPF SA                                             49,760          790
Telefonica SA                                              506,545        9,659
Union Electrica Fenosa SA                                   17,940          331
                                                                         ------
                                                                         28,934
                                                                         ------

SWEDEN - 1.9%
Assa Abloy AB Series B                                      63,269        1,165
Autoliv, Inc.                                               79,646        1,746
Electrolux AB Series B                                      13,000          164
Investor AB Class B                                         92,540        1,222
Mo och Domsjo AB Series B                                   15,400          393
Nordic Baltic Holding AB                                   617,500        4,635
Securitas AB Series B                                       40,857          871
Skandia Forsakrings AB                                      80,271        1,362
Skandinaviska Enskilda Banken Class A                       78,489          927
Stora Enso Oyj Class R                                      42,999          441
Svenska Handelsbanken AB Class A                            32,230          506
Tele1 Europe Holding AB (a)                                 12,968          100
Telefonaktiebolaget LM Ericsson AB Series B (a)            424,877        5,655

81 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                           -------       ------

Telefonaktiebolaget LM Ericsson Class B - ADR               21,200          294
Tornet Fastighets AB                                        25,600          341
Volvo AB Series B                                           16,200          250
                                                                         ------
                                                                         20,072
                                                                         ------
SWITZERLAND - 5.0%
ABB, Ltd.                                                   20,233        1,798
Baloise Holding, Ltd.                                        1,300        1,287
Barry Callebaut AG (Regd)                                   10,850        1,503
Bobst AG                                                       450          568
Clariant AG (Regd)                                          11,352        3,461
Credit Suisse Group (Regd)                                  12,582        2,359
Forbo Holding AG                                             1,400          544
Holderbank Financiere Glarus AG (BR)                           200          210
Julius Baer Holding, Ltd. Class B                              862        4,268
Kuoni Reisen AG Series B                                       730          313
Nestle SA (Regd)                                             2,308        4,783
Novartis AG (Regd)                                           7,688       11,663
Richemont Series A                                             337          937
Roche Holdings Genusscheine AG                                 120        1,096
Schweiz Ruckversicher (Regd)                                   963        1,899
Serono SA Series B                                             950          855
SGS Holding (BR)                                               120          147
Sulzer AG (Regd)                                             1,640        1,059
Sulzer Medica AG (Regd)                                      3,271          828
Swatch Group (The) AG                                          745          986
Swisscom AG                                                  3,376          857
UBS AG                                                      40,602        5,624
Valora Holding AG (Regd)                                       800          163
Zurich Financial Services AG (a)                            14,572        7,052
                                                                         ------
                                                                         54,260
                                                                         ------

UNITED KINGDOM - 20.3%
3i Group PLC                                                57,288        1,301
Alliance & Leicester PLC                                    45,000          385
Alliance UniChem PLC                                       139,000        1,178
ARM Holdings PLC (a)                                        33,800          333
Associated British Foods PLC                               236,720        1,340
AstraZeneca Group PLC                                       24,126        1,140
Avis Europe PLC                                             52,600          137
AWG PLC (a)                                                218,227        1,887
Bank of Scotland Governor & Co. PLC                         61,033          569
Barclays PLC                                               129,686        3,711
Barratt Developments PLC                                   150,000          621
Bass PLC                                                   283,107        2,771
BBA Group PLC                                              110,711          608
BG Group PLC                                               558,252        2,236
Billiton PLC                                                87,092          332
Blue Circle Industries PLC                                 440,700        2,692
BOC Group PLC                                              101,720        1,417
Bookham Technology PLC (a)                                   3,213          106
Boots Co. PLC                                              393,001        3,136
BP Amoco PLC                                               803,232        6,812
British Aerospace PLC (a)                                  989,056        5,618
British Airways PLC                                        707,000        3,160
British American Tobacco PLC                               298,527        2,092
British Energy PLC                                          64,900          169
British Sky Broadcasting Group PLC (a)                      43,468          628
British Telecom PLC                                        218,300        2,559
Brixton Estate PLC                                         100,000          353
Bunzl PLC                                                  451,914        2,587
Cable & Wireless PLC                                       331,338        4,687
Cadbury Schweppes PLC                                       27,115          168
Canary Wharf Finance Group PLC                             111,395          870
Capita Group PLC                                           119,460          910
Caradon PLC                                                140,000          385
Carphone Warehouse (The) PLC (a)                            24,000           62
Celltech Group PLC (a)                                      21,837          434
Centrica PLC                                               333,500        1,147
CGNU PLC                                                   274,387        3,671
CMG PLC                                                     47,225          780
COLT Telecom Group PLC (a)                                  73,112        2,334
COLT Telecom Group PLC - ADR (a)                             9,567        1,250
Computacenter PLC                                           37,483          218
Corus Group PLC                                            367,600          331
Debenhams PLC                                              175,000          543
Diageo PLC                                                 771,628        7,283
Dimension Data Holdings PLC (a)                             69,094          606
Dixons Group PLC                                            57,112          170
Elan Corp. PLC - ADR                                        37,860        1,966
Elementis PLC                                              200,000          212
Energis PLC (a)                                            106,500          911
Enterprise Oil PLC                                         416,632        3,295
Freeserve PLC (a)                                          126,600          302
Gallaher Group PLC                                          24,596          144
GKN PLC                                                    229,600        2,632
Glaxo Wellcome PLC                                         320,510        9,226
Glynwed International PLC                                   38,800          102
Granada Compass PLC (a)                                    269,510        2,323
Great University Stores PLC                                516,100        3,564
Halifax PLC                                                303,800        2,389
Hanson PLC                                                  62,414          329
Hays PLC                                                    58,202          318
HSBC Holdings PLC                                          581,913        8,243
Invesco PLC                                                165,187        3,691
Jazztel PLC                                                  7,754          140
Johnson Matthey PLC                                         12,615          197
Ladbroke Group, Ltd. PLC                                    45,300          126

                                                International Securities Fund 82

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                          MARKET
                                                           NUMBER         VALUE
                                                             OF           (000)
                                                           SHARES           $
                                                         ---------       -------

LASMO PLC                                                  495,000        1,052
Lattice Group PLC (a)                                      558,252        1,191
Legal & General Group PLC                                  166,316          414
Lloyds TSB Group PLC                                       372,881        3,798
Logica PLC                                                 119,030        3,521
Marconi PLC                                                 33,304          420
MFI Furniture Group PLC                                     70,117           56
Misys PLC                                                  120,383        1,254
Morgan Crucible PLC                                        478,185        1,880
National Grid Group PLC                                     92,731          804
Next PLC                                                   260,300        2,589
Northern Foods PLC                                          48,760           79
Nycomed Amersham PLC                                        65,210          584
Ocean Group PLC                                              7,760          133
Pearson PLC                                                113,681        3,050
Powell Duffryn PLC                                          55,000          475
PowerGen PLC                                               588,239        4,558
QXL.com PLC (a)                                             79,300           31
Railtrack Group PLC                                        203,704        3,151
Rank Group PLC                                             300,000          744
Reckitt Benckiser PLC                                      176,744        2,323
Reed International PLC                                     529,876        4,897
Reuters Group PLC                                           56,281        1,096
Rexam PLC                                                  638,769        2,159
Rio Tinto Corp. PLC (Regd)                                 203,738        3,296
Royal & Sun Alliance Insurance Group PLC                   935,121        6,655
Royal Bank of Scotland Group PLC                           107,806        2,420
Safeway PLC                                                345,242        1,435
Scottish & Newcastle PLC                                   118,600          812
Scottish & Southern Energy PLC                             133,858        1,113
ScottishPower PLC                                          325,532        2,444
SEMA Group PLC                                               9,100          115
Severn Trent PLC                                            17,167          183
Shell Transport & Trading Co. PLC                          509,303        4,098
Shire Pharmaceuticals Group PLC (a)                         12,500          254
Shire Pharmaceuticals Group PLC - ADR                        8,603          541
Smith & Nephew PLC                                         413,181        1,697
Smith (David S.) Holdings PLC                               85,000          187
SmithKline Beecham PLC                                     242,331        3,129
Somerfield PLC                                             470,912          526
SSL International PLC                                       72,700          841
Standard Chartered Bank Group PLC                           22,189          320
Taylor Woodrow PLC                                         170,000          449
TeleWest Communications PLC (a)                            339,581          562
Tesco Store Holdings PLC                                   321,100        1,224
Thistle Hotels PLC                                         286,666          482
TI Group PLC                                                44,875          242
Tomkins PLC                                                759,014        1,806
Trinity PLC                                                117,000          766
Unilever PLC                                               418,222        2,829
United Newspaper, Ltd. PLC                                  52,975          663
Vodafone Group PLC                                       4,553,123       18,944
Williams PLC                                                39,053          187
Wimpey (George), Ltd. PLC                                  160,000          348
Wolseley PLC                                               292,234        1,616
WPP Group PLC                                               41,395          556
Zeneca Group PLC                                            70,016        3,279
                                                                        -------
                                                                        220,115
                                                                        -------

TOTAL COMMON STOCKS
(cost $930,134)                                                         975,960
                                                                        -------

PREFERRED STOCKS - 1.1%
AUSTRALIA - 0.0%
News Corp., Ltd.                                            74,050          664
                                                                        -------

GERMANY - 1.1%
Dyckerhoff AG                                               22,228          353
Fresenius AG                                                 4,100        1,012
Henkel KGAA                                                  4,500          272
Hugo Boss AG                                                 3,692          941
Krones AG                                                   12,000          295
MAN AG                                                       2,000           41
Marschollek, Lautenschlaeger und                             4,165          564
   Partner AG
Porsche AG                                                     712        2,399
ProSieben Sat.1 Media AG                                    21,251          669
Systeme, Anwendungen, Produkte in                           18,596        3,748
   der Datenverarbeitung AG
Volkswagen AG                                               16,026          460
Wella AG                                                    23,294          934
                                                                        -------
                                                                         11,688
                                                                        -------

ITALY - 0.0%
Fiat SPA                                                     3,530           53
                                                                        -------

TOTAL PREFERRED STOCKS
(cost $10,334)                                                           12,405

83 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                          PRINCIPAL    MARKET
                                                           AMOUNT       VALUE
                                                            (000)       (000)
                                                              $           $
                                                          ---------   ---------

SHORT-TERM INVESTMENTS - 7.6%
United States - 7.6%
Frank Russell Investment Company
   Money Market Fund,
   due on demand (b)                                        70,860       70,860
United States Treasury Bills (b)(c)(d)
5.925% due 12/21/00                                          5,000        4,959
5.960% due 12/21/00                                          6,000        5,950
                                                                      ---------

TOTAL SHORT-TERM INVESTMENTS
(cost $81,769)                                                           81,769
                                                                      ---------

TOTAL INVESTMENTS - 98.8%
(identified cost $1,022,237)                                          1,070,134

OTHER ASSETS AND LIABILITIES,
NET - 1.2%                                                               12,850
                                                                      ---------

NET ASSETS - 100.0%                                                   1,082,984
                                                                      =========



(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted is yield-to-maturity from date of acquisition.


Abbreviations:
ADR - American Depositary Receipt
BR  - Bearer
GDR - Global Depositary Receipt


Foreign Currency Abbreviations:
AUD - Australian dollar
CAD - Canadian dollar
CHF - Swiss franc
DKK - Danish krone
EUR - Euro dollar
GBP - British pound
HKD - Hong Kong dollar
JPY - Japanese yen
NOK - Norwegian krona
NZD - New Zealand dollar
SEK - Swedish dollar
SGD - Singapore dollar
USD - United States dollar

  See accompanying notes which are an integral part of the financial statements.

                                                International Securities Fund 84

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

                                                                   UNREALIZED
                                                      NUMBER      APPRECIATION
                                                        OF       (DEPRECIATION)
FUTURES CONTRACTS                                    CONTRACTS        (000)
                                                    -----------  --------------

CAC-40 Index (France)
   expiration date 12/00                                179         $    67

DAX Index (Germany)
   expiration date 12/00                                 50              11

EUR STOXX 50 Index (EMU)
   expiration date 12/00                                385            (395)

FTSE-100 Index (UK)
   expiration date 12/00                                259            (236)

TOPIX Index (Japan)
   expiration date 12/00                                185          (1,530)
                                                                    -------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                              $(2,083)
                                                                    =======



                                                                       MARKET
                                                          % OF         VALUE
INDUSTRY DIVERSIFICATION                                   NET         (000)
(UNAUDITED)                                              ASSETS          $
                                                         ------      ---------
Auto & Transportation                                      5.0%         54,366
Basic Industries                                           0.4           4,376
Consumer Discretionary                                     9.1          98,862
Consumer Staples                                           6.6          71,796
Energy                                                     7.1          76,650
Financial Services                                        19.4         209,896
Health Care                                                7.7          83,346
Materials & Processing                                     8.9          96,143
Miscellaneous                                              2.6          28,141
Producer Durables                                          6.6          71,442
Technology                                                 6.1          66,211
Utilities                                                 11.7         127,136
Short-Term Investments                                     7.6          81,769
                                                         -----       ---------

Total Investments                                         98.8       1,070,134
Other Assets and Liabilities, net                          1.2          12,850
                                                         -----       ---------

Net Assets                                               100.0%      1,082,984
                                                         =====       =========



                                                                       MARKET
                                                          % OF         VALUE
GEOGRAPHIC DIVERSIFICATION                                 NET         (000)
(UNAUDITED)                                              ASSETS          $
                                                         ------      ---------
Europe                                                    43.1%        467,141
Japan                                                     17.9         194,388
Latin America                                              0.1             639
Middle East                                                0.3           3,370
Pacific Basin                                              5.4          58,516
United Kingdom                                            20.3         220,115
Other                                                      4.1          44,196
Short-Term Investments                                     7.6          81,769
                                                         -----       ---------

Total Investments                                         98.8       1,070,134
Other Assets and Liabilities, net                          1.2          12,850
                                                         -----       ---------

NET ASSETS                                               100.0%      1,082,984
                                                         =====       =========

See accompanying notes which are an integral part of the financial statements.

85 International Securities Fund

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



                                                                  UNREALIZED
   CONTRACTS TO             IN EXCHANGE                          APPRECIATION
     DELIVER                    FOR               SETTLEMENT    (DEPRECIATION)
      (000)                    (000)                 DATE            (000)
-------------------       ----------------      --------------   -------------
 USD         29,349       EUR       34,000        12/07/00         $     (446)
 USD            866       EUR        1,000        12/07/00                (16)
 USD            861       EUR        1,000        12/07/00                (11)
 USD          5,961       EUR        7,000        12/07/00                (11)
 USD            878       EUR        1,000        12/07/00                (28)
 USD          1,687       EUR        2,000        12/07/00                 13
 USD          4,750       EUR        5,500        12/07/00                (75)
 USD         21,235       GBP       15,100        12/07/00                690
 USD          2,822       GBP        2,000        12/07/00                 81
 USD            724       GBP          500        12/07/00                  2
 USD          4,245       GBP        3,000        12/07/00                111
 USD          2,172       GBP        1,500        12/07/00                  6
 USD            879       JPY       94,900        11/10/00                (10)
 USD            805       JPY       87,308        11/10/00                 (5)
 USD         12,580       JPY    1,325,000        12/07/00               (354)
 USD            944       JPY      100,000        12/07/00                (22)
 USD          2,837       JPY      300,000        12/07/00                (69)
 USD            924       JPY      100,000        12/07/00                 (1)
 USD          9,013       JPY      950,000        12/07/00               (248)
 USD          1,243       JPY      132,710        12/07/00                (19)
 EUR             47       USD           68        11/07/00                 28
 EUR            362       USD          307        11/07/00                 --
 EUR          7,000       USD        6,190        12/07/00                240
 EUR          1,000       USD          872        12/07/00                 22
 EUR          1,000       USD          864        12/07/00                 14
 EUR          2,000       USD        1,703        12/07/00                  3
 EUR          2,600       USD        2,187        12/07/00                (23)
 GBP            172       USD          250        11/06/00                 --
 GBP             21       USD           31        11/06/00                 --
 GBP             34       USD           49        11/06/00                 --
 GBP            434       USD          628        11/06/00                 (1)
 GBP            334       USD          484        11/06/00                 (1)
 GBP          2,000       USD        2,924        12/07/00                 21
 GBP          1,000       USD        1,454        12/07/00                  2
 GBP          2,000       USD        2,943        12/07/00                 39
 JPY        150,000       USD        1,413        12/07/00                 29
 JPY        100,000       USD          935        12/07/00                 13
 JPY        100,000       USD          937        12/07/00                 14
 JPY        132,710       USD        1,237        12/07/00
                                                                           12
                                                                 -------------
                                                                   $        0
                                                                 =============

FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS



 USD             31       AUD           59        11/01/00         $       --
 USD            160       AUD          304        11/01/00                 (3)
 USD             31       CAD           47        11/02/00                 --
 USD            310       CAD          472        11/02/00                 (1)
 USD            157       CHF          281        11/01/00                 --
 USD             16       DKK          140        11/01/00                 --
 USD            524       EUR          624        11/01/00                  5
 USD            169       EUR          200        11/01/00                  1
 USD            455       EUR          540        11/01/00                  4
 USD            594       EUR          699        11/01/00                 (1)
 USD             71       EUR           83        11/01/00                 --
 USD             65       EUR           76        11/01/00                 --
 USD            210       EUR          249        11/02/00                  1
 USD            218       EUR          256        11/02/00                  1
 USD            212       EUR          250        11/02/00                  1
 USD             19       EUR           23        11/03/00                 --
 USD            347       GBP          241        11/01/00                  3
 USD            104       GBP           72        11/01/00                  1
 USD             68       GBP           48        11/01/00                  2
 USD            213       GBP          150        11/01/00                  5
 USD             67       GBP           46        11/02/00                 --
 USD            321       GBP          221        11/02/00                 (1)
 USD            325       GBP          223        11/03/00                 (2)
 USD             81       HKD          634        11/01/00                 --
 USD            266       JPY       28,968        11/01/00                 (1)
 USD            401       JPY       43,445        11/01/00                 (3)
 USD            479       JPY       51,912        11/01/00                 (3)
 USD            519       JPY       56,338        11/01/00                 (3)
 USD             66       JPY        7,195        11/01/00                 --
 USD            395       JPY       43,034        11/01/00                 (1)
 USD             67       JPY        7,298        11/01/00                 (1)
 USD            350       JPY       38,138        11/02/00                 (1)
 USD            144       JPY       15,679        11/02/00                 --
 USD             93       JPY       10,181        11/02/00                 --
 USD            319       JPY       34,708        11/02/00                 (1)
 USD             65       JPY        7,093        11/02/00                 --
 USD             97       JPY       10,538        11/02/00                 --
 USD             10       NOK           94        11/01/00                 --
 USD              3       NZD            6        11/03/00                 --
 USD            110       SEK        1,105        11/01/00                 --
 USD            131       SEK        1,304        11/02/00                 --
 USD             72       SEK          723        11/02/00                 --
 AUD              5       USD            3        11/10/00                 --
 EUR            620       USD          521        11/01/00                 (5)
 EUR          1,662       USD        1,399        11/02/00                (11)
 EUR            283       USD          241        11/02/00                 --

  See accompanying notes which are an integral part of the financial statements.

                                                International Securities Fund 86

INTERNATIONAL SECURITIES FUND

                                                                October 31, 2000



FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

                                                                  UNREALIZED
   CONTRACTS TO             IN EXCHANGE                          APPRECIATION
     DELIVER                    FOR             SETTLEMENT      (DEPRECIATION)
      (000)                    (000)               DATE             (000)
-------------------       ----------------      --------------   -------------
 EUR              5       USD            4        11/02/00                 --
 EUR          1,098       USD          923        11/02/00                 (9)
 EUR              1       USD            1        11/03/00                 --
 EUR          1,275       USD        1,072        11/03/00                (11)
 GBP            146       USD          213        11/01/00                  1
 GBP              5       USD            8        11/01/00                 --
 GBP            320       USD          454        11/01/00                (10)
 GBP             26       USD           37        11/02/00                 --
 GBP            326       USD          474        11/02/00                  1
 GBP            278       USD          399        11/02/00                 (5)
 GBP            219       USD          317        11/03/00                 --
 GBP            392       USD          568        11/03/00                 --
 JPY            348       SGD            6        11/01/00                 --
 JPY          4,895       USD           45        11/01/00                 --
 JPY         18,757       USD          172        11/01/00                 --
 JPY         36,543       USD          335        11/01/00                 --
 JPY          7,645       USD           70        11/02/00                 --
 JPY         20,235       USD          186        11/02/00                 --
 JPY          8,813       USD           81        11/02/00                 --
                                                                 -------------
                                                                   $      (47)
                                                                 =============

See accompanying notes which are an integral part of the financial statements.

87 International Securities Fund

INTERNATIONAL SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,022,237) ............................................       $ 1,070,134
Foreign currency holdings (identified cost $11,831) ...........................................            11,773
Unrealized appreciation on forward foreign currency exchange contracts ........................             1,340
Unrealized appreciation on foreign currency exchange spot contracts ...........................                26
Receivables:
   Dividends and interest .....................................................................             1,714
   Investments sold ...........................................................................            17,455
   Fund shares sold ...........................................................................             1,960
   Foreign taxes recoverable ..................................................................             1,116
   From Advisor ...............................................................................                64
   Daily variation margin on futures contracts ................................................               730
Prepaid expenses ..............................................................................                 6
                                                                                                      -----------

      Total assets ............................................................................         1,106,318

LIABILITIES
Payables:
   Investments purchased ...................................................        $    18,334
   Fund shares redeemed ....................................................              2,178
   Accrued fees to affiliates ..............................................              1,044
   Other accrued expenses ..................................................                365
Unrealized depreciation on forward foreign currency exchange contracts .....              1,340
Unrealized depreciation on foreign currency exchange spot contracts ........                 73
                                                                                    -----------
      Total liabilities .......................................................................            23,334
                                                                                                      -----------

NET ASSETS ....................................................................................       $ 1,082,984
                                                                                                      ===========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ..................................       $    (2,959)
Accumulated net realized gain (loss) ..........................................................           105,891
Unrealized appreciation (depreciation) on:
   Investments ................................................................................            47,897
   Futures contracts ..........................................................................            (2,083)
   Foreign currency-related transactions ......................................................              (248)
Shares of beneficial interest .................................................................               171
Additional paid-in capital ....................................................................           934,315
                                                                                                      -----------

NET ASSETS ....................................................................................       $ 1,082,984
                                                                                                      ===========

Net Asset Value, offering and redemption price per share:
   Class C ($11,848,475 divided by 189,691 shares of $.01 par value
      shares of beneficial interest outstanding) ..............................................       $     62.46
                                                                                                      ===========
   Class E ($9,964,109 divided by 157,568 shares of $.01 par value
      shares of beneficial interest outstanding) ..............................................       $     63.24
                                                                                                      ===========
   Class S ($1,061,171,199 divided by 16,709,333 shares of $.01 par value
      shares of beneficial interest outstanding) ..............................................       $     63.51
                                                                                                      ===========

  See accompanying notes which are an integral part of the financial statements.

                                                International Securities Fund 88

INTERNATIONAL SECURITIES FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                            TEN MONTHS ENDED    YEAR ENDED
                                                            OCTOBER 31, 2000  DECEMBER 31, 1999
                                                            ----------------  -----------------

INVESTMENT INCOME
   Dividends ...........................................        $  22,413          $  20,257
   Dividends from Money Market Fund ....................            4,184              2,478
   Interest ............................................              303                489
   Less foreign taxes withheld .........................           (2,284)            (2,303)
                                                                ---------          ---------

      Total investment income ..........................           24,616             20,921
                                                                ---------          ---------

EXPENSES
   Advisory fees .......................................            8,440              8,947
   Administrative fees .................................              474                500
   Custodian fees ......................................            1,896              2,093
   Distribution fees - Class C .........................               64                 23
   Transfer agent fees .................................            1,018              1,126
   Professional fees ...................................              131                 70
   Registration fees ...................................              115                140
   Shareholder servicing fees - Class C ................               21                  8
   Shareholder servicing fees - Class E ................               14                 13
   Trustees' fees ......................................               18                  9
   Miscellaneous .......................................              148                129
                                                                ---------          ---------

   Expenses before reductions ..........................           12,339             13,058
   Expense reductions ..................................              (10)                --
                                                                ---------          ---------

      Expenses, net ....................................           12,329             13,058
                                                                ---------          ---------

Net investment income ..................................           12,287              7,863
                                                                ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:
   Investments .........................................           67,549            122,855
   Futures contracts ...................................             (535)            15,568
   Foreign currency-related transactions ...............          (16,156)            (9,722)
                                                                ---------          ---------
                                                                   50,858            128,701
                                                                ---------          ---------

Net change in unrealized appreciation (depreciation) on:
   Investments .........................................         (204,506)           134,124
   Futures contracts ...................................           (7,525)             4,278
   Foreign currency-related transactions ...............             (253)             2,297
                                                                ---------          ---------
                                                                 (212,284)           140,699
                                                                ---------          ---------

Net realized and unrealized gain (loss) ................         (161,426)           269,400
                                                                ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..        $(149,139)         $ 277,263
                                                                =========          =========

See accompanying notes which are an integral part of the financial statements.

89 International Securities Fund

INTERNATIONAL SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                            TEN MONTHS ENDED     YEAR ENDED         YEAR ENDED
                                                                            OCTOBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                            ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income .................................................. $        12,287   $          7,863   $         10,770
   Net realized gain (loss) ...............................................          50,858            128,701             22,759
   Net change in unrealized appreciation (depreciation) ...................        (212,284)           140,699             73,736
                                                                            ----------------  -----------------  -----------------

      Net increase (decrease) in net assets from operations ...............        (149,139)           277,263            107,265
                                                                            ----------------  -----------------  -----------------

DISTRIBUTIONS
   From net investment income
      Class C .............................................................              --                (12)                --
      Class E .............................................................              --                (19)               (42)
      Class S .............................................................              --             (7,238)            (9,775)
   From net realized gain
      Class C .............................................................            (299)              (335)                --
      Class E .............................................................            (200)              (248)                (5)
      Class S .............................................................         (38,617)           (51,360)            (3,176)
                                                                            ----------------  -----------------  -----------------

         Net decrease in net assets from distributions ....................         (39,116)           (59,212)           (12,998)
                                                                            ----------------  -----------------  -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions ..........         124,670            (16,692)             9,906
                                                                            ----------------  -----------------  -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ...............................         (63,585)           201,359            104,173

NET ASSETS
   Beginning of period ....................................................       1,146,569            945,210            841,037
                                                                            ----------------  -----------------  -----------------

   End of period (including accumulated distributions in excess of
      net investment income of $2,959, $3,812 and $2,960, respectively) ... $     1,082,984   $     1,146,569    $        945,210
                                                                            ================  ================   =================

  See accompanying notes which are an integral part of the financial statements.

                                                International Securities Fund 90

INTERNATIONAL SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*       1999**
                                                         ----------  ----------

NET ASSET VALUE, BEGINNING OF PERIOD ..................  $   74.51   $   60.66
                                                         ----------  ----------

INCOME FROM OPERATIONS
   Net investment income (loss)(a) ....................        .17        (.32)
   Net realized and unrealized gain (loss) ............      (9.68)      17.92
                                                         ----------  ----------

      Total income from operations ....................      (9.51)      17.60
                                                         ----------  ----------

DISTRIBUTIONS
   From net investment income .........................         --        (.17)
   From net realized gain .............................      (2.54)      (3.58)
                                                         ----------  ----------

      Total distributions .............................      (2.54)      (3.75)
                                                         ----------  ----------

NET ASSET VALUE, END OF PERIOD ........................  $   62.46   $   74.51
                                                         ==========  ==========

TOTAL RETURN (%)(b) ...................................     (13.13)      29.39

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ...........     11,849       7,522

   Ratios to average net assets (%)(c):
      Operating expenses, net .........................       2.29        2.30
      Operating expenses, gross .......................       2.30        2.30
      Net investment income (loss) ....................        .30        (.51)

   Portfolio turnover rate (%) ........................     101.84      120.52


*    For the ten months ended October 31, 2000.
**   For the period January 27, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

91 International Securities Fund

INTERNATIONAL SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                          ----------------------------------------------------
                                                              2000*          1999          1998          1997          1996
                                                            ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD .................      $  74.95      $   60.68    $   54.64      $   58.47      $  58.56
                                                            ----------    ----------    ----------    ----------    ----------

INCOME FROM OPERATIONS
   Net investment income (loss)(a) ...................           .57            .40          .28            .35          (.03)
   Net realized and unrealized gain (loss) ...........         (9.74)         17.72         6.53           (.64)         1.68
                                                            ----------    ----------    ----------    ----------    ----------

      Total income from operations ...................         (9.17)         18.12         6.81           (.29)         1.65
                                                            ----------    ----------    ----------    ----------    ----------

DISTRIBUTIONS
   From net investment income ........................            --           (.27)        (.57)          (.29)         (.43)
   From net realized gain ............................         (2.54)         (3.58)        (.20)         (3.25)        (1.31)
                                                            ----------    ----------    ----------    ----------    ----------

      Total distributions ............................         (2.54)         (3.85)        (.77)         (3.54)        (1.74)
                                                            ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD .......................      $   63.24     $   74.95     $   60.68     $   54.64     $   58.47
                                                            ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (%)(b) ..................................        (12.58)         30.21        12.53           (.41)         2.86

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ..........         9,964          5,552        4,431          1,271           623

   Ratios to average net assets (%)(c):
      Operating expenses, net ........................          1.54           1.55         1.64           1.96          2.00
      Operating expenses, gross ......................          1.55           1.55         1.64           1.96          2.00
      Net investment income (loss) ...................          1.00            .61          .49            .19          (.61)

   Portfolio turnover rate (%) .......................        101.84         120.52        68.46          73.54         42.43


*    For the ten months ended October 31, 2000.
**   For the period November 4, 1996 (commencement of sale) to December 31,
     1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.

(c)  The ratios for periods less than one year are annualized.


                                                International Securities Fund 92

INTERNATIONAL SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEARS ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                   2000*          1999          1998          1997          1996         1995
                                                -----------    ----------    ----------    ----------    ----------   ----------

NET ASSET VALUE, BEGINNING OF PERIOD ........   $     75.11    $    60.86    $    54.69    $    58.48    $    56.61   $    53.96
                                                -----------    ----------    ----------    ----------    ----------   ----------

INCOME FROM OPERATIONS
   Net investment income (a) ................           .76           .51           .69           .56           .53          .56
   Net realized and unrealized gain (loss)            (9.82)        17.82          6.32          (.46)         3.72         4.89
                                                -----------    ----------    ----------    ----------    ----------   ----------

      Total income from operations ..........         (9.06)        18.33          7.01           .10          4.25         5.45
                                                -----------    ----------    ----------    ----------    ----------   ----------

DISTRIBUTIONS
   From net investment income ...............            --          (.50)         (.64)         (.64)         (.48)       (1.11)
   From net realized gain ...................         (2.54)        (3.58)         (.20)        (3.25)        (1.90)       (1.69)
                                                -----------    ----------    ----------    ----------    ----------   ----------

      Total distributions ...................         (2.54)        (4.08)         (.84)        (3.89)        (2.38)       (2.80)
                                                -----------    ----------    ----------    ----------    ----------   ----------

NET ASSET VALUE, END OF PERIOD ..............   $     63.51    $    75.11    $    60.86    $    54.69    $    58.48   $    56.61
                                                ===========    ==========    ==========    ==========    ==========   ==========

TOTAL RETURN (%)(b) .........................        (12.40)        30.52         12.90           .26          7.63        10.20

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)..     1,061,171     1,133,495       940,779       839,767       743,615      623,389

   Ratios to average net assets (%)(c):
      Operating expenses, net ...............          1.29          1.30          1.22          1.26          1.30         1.30
      Operating expenses, gross .............          1.30          1.30          1.22          1.26          1.31         1.31
      Net investment income .................          1.31           .79          1.15           .91           .91          .97

   Portfolio turnover rate (%) ..............        101.84        120.52         68.46         73.54         42.43        42.96


*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

93 International Securities Fund

EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


Objective: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing principally in equity securities.

Invests in: Primarily emerging market equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk when compared to either single country or region emerging markets investments. The Fund employed the investment management services of five managers with four separate approaches to global emerging markets investment.

                                     [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

         DATES       EMERGING MARKETS -    EXTENDED BARINGS    IFC INVESTABLE
                         CLASS S++              EM++++           COMPOSITE **

      Inception*          $10,000              $10,000             $10,000
            1993          $12,150              $13,821             $14,489
            1994          $14,884              $19,196             $18,464
            1995          $12,176              $15,357             $14,120
            1996          $13,492              $16,905             $15,602
            1997          $13,448              $15,776             $14,035
            1998           $9,450              $11,844              $9,984
            1999          $11,371              $16,894             $14,297
            2000          $10,645              $15,107             $12,851

Total                    $107,615             $134,901            $123,842

                        YEARLY PERIODS ENDED OCTOBER 31

EMERGING MARKETS FUND - CLASS S                                 IFC INVESTABLE COMPOSITE INDEX

   PERIODS ENDED       GROWTH OF            TOTAL                  PERIODS ENDED       GROWTH OF            TOTAL
      10/31/00          $10,000            RETURN                     10/31/00          $10,000            RETURN
  ---------------------------------------------------             ---------------------------------------------------
     1 Year             $ 9,362            (6.38)%                   1 Year             $ 8,988            (10.12)%
     5 Years            $ 8,743            (2.65)%(S)                5 Years            $ 9,101             (1.87)%(S)
     Inception          $10,645             0.81%(S)                 Inception          $12,851              3.29%(S)


EMERGING MARKETS FUND - CLASS E(S)(S)                           EXTENDED BARINGS EMERGING MARKETS INDEX

   PERIODS ENDED       GROWTH OF            TOTAL                  PERIODS ENDED       GROWTH OF            TOTAL
      10/31/00          $10,000            RETURN                     10/31/00          $10,000            RETURN
  ---------------------------------------------------             ---------------------------------------------------
     1 Year             $ 9,338            (6.62)%                   1 Year             $ 8,942            (10.58)%
     5 Years            $ 8,707            (2.73)%(S)                5 Years            $ 9,838             (0.33)%(S)
     Inception          $10,601             0.76%(S)                 Inception          $15,107              5.47%(S)


EMERGING MARKETS FUND - CLASS C (S)(S)(S)

   PERIODS ENDED       GROWTH OF            TOTAL
      10/31/00          $10,000            RETURN
  ---------------   ---------------   ---------------
     1 Year             $ 9,257            (7.43)%
     5 Years            $ 8,589            (2.99)%(S)
     Inception          $10,457             0.58%(S)

95 Emerging Markets Fund

EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Emerging Markets Fund Class S, Class E, and Class C shares lost 25.79%, 25.90%, and 26.51%, respectively, as compared to a 27.28% loss for the IFC Investable Composite Index.

Global weakness in the Technology sector plagued both the markets and the Fund for most of the ten months, resulting in lower absolute returns. However, benchmark-relative performance was favorable for the period.

PORTFOLIO HIGHLIGHTS
Like their counterparts in developed countries, emerging markets technology and telecommunications issues made a strong showing during the first part of the year, but were also responsible for a sizable portion of the downturn that followed. Weakness in the Technology sector began to appear as early as March, and the difficulties continued through the remainder of the year. By the final three months of the period, overall market weaknesses were attributed to fears of a global economic slowdown, high oil prices and a downturn in both sentiment and prospects for technology companies. Investors also registered their impatience with the progress of economic reforms and political instability in some countries, including Indonesia, Turkey, Korea, and Taiwan. This resulted in a bias towards 'safe' markets that didn't experience these inherent problems.

During a difficult environment for emerging markets, the Fund generally paced, and sometimes outperformed, its benchmark. This economic climate also helped illustrate the benefits of diversification. As the investing climate changed during the year, so did manager successes. The Fund's growth managers held their edge during the first part of the year, but their performance declined with the overall downturn in the technology and telecommunications sectors. Late-period strong performance from the Fund's managers employing valuation as part of their investment selection process, notably Sanford Bernstein, helped offset the technology bets made previously by the more aggressive market-oriented managers.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                October 31, 2000

Telefonos de Mexico SA Series L - ADR (Mexico)           4.1%
Samsung Electronics (South Korea)                        1.6
China Telecom (Hong Kong), Ltd. (Hong Kong)              1.6
United Microelectronics Corp. - ADR (Taiwan)             1.4
Yapi ve Kredi Bankasi AS (Turkey)                        1.2
SK Telecom Co., Ltd. (South Korea)                       1.2
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR (Taiwan)                                          1.1
Genesis India Investment Co. (India)                     1.1
Petroleo Brasileiro SA - ADR (Brazil)                    1.1
Credit Bank (Regd) (Greece)                              1.1


PORTFOLIO CHARACTERISTICS
                                                   October 31, 2000

Current P/E Ratio                                         14.59x
Portfolio Price/Book Ratio                                 1.31x
Market Capitalization - $-Weighted Average               8.3 Bil
Number of Holdings                                           411


MONEY MANAGERS                                       STYLES

Foreign & Colonial Emerging Markets Limited      Market-Oriented
Genesis Asset Managers Limited                   Market-Oriented
Nicholas Applegate Capital Management            Growth
Sanford C. Bernstein & Co., Inc.                 Value
Schroders Investment Management North
   America, Ltd.                                 Market-Oriented

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Emerging Markets Fund Class S assumes initial investment on January 29, 1993. IFC Index and Barings Index assumes initial investment on February 1, 1993.
** International Finance Corporation (IFC) Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of the countries included in the index, calculated on a total-return basis. The investable index reflects the accessibility of markets and individual stocks to foreign investors.
++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.
++++ Extended Barings Emerging Markets Index is a market capitalization-weighted index of companies' performance within 20 countries in Africa, Asia, Europe and Latin America.
(S)       Annualized.
(S)(S) Emerging Markets Fund Class S performance has been linked with Class E to provide historical perspective. For the period September 22, 1998 (commencement of sale) through the current period, Class E paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.
(S)(S)(S) Emerging Markets Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than US or longer established international markets. Please see the Prospectus for further details.

                                                        Emerging Markets Fund 96

EMERGING MARKETS FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                     MARKET
                                                         NUMBER      VALUE
                                                           OF        (000)
                                                         SHARES        $
                                                       ----------    ------

COMMON STOCKS - 86.7%
Argentina - 1.4%
Banco Frances del Rio la Plata - ADR                       21,600       473
Central Costanera SA Class B                              437,100       656
Central Puerto SA Class B                                  38,210        41
Inversiones y Representaciones SA Class B                 209,137       439
PC Holdings SA Class B                                  1,008,581     1,452
Perez Companc SA - ADR (a)                                  9,292       134
Quilmes Industrial (Regd) (a)                              63,500       508
Siderca SAIC Class A                                      350,000       760
Telecom Argentina SA Class B - ADR                         43,300       744
                                                                   --------
                                                                      5,207
                                                                   --------

AUSTRALIA - 0.1%
Orogen Minerals, Ltd.                                     545,000       421
                                                                   --------

BRAZIL - 2.8%
Brasil Telecom Participacoes SA - ADR                      24,200     1,311
Centrais Eletricas Brasileiras SA                      23,508,997       417
Companhia Siderurgica Nacional                          8,215,000       228
Companhia Vale do Rio Doce                                 37,500       864
Copel Parana Energ                                     20,000,000       140
Embraer Aircraft Corp. - ADR                                4,300       124
Embratel Participacoes SA                              27,962,000       356
Globo Cabo SA - ADR                                        34,700       373
Petroleo Brasileiro SA - Petrobras                          7,500       218
Petroleo Brasileiro SA - Petrobras - ADR (a)              142,110     4,132
Petroleo Brasileiro SA - Petrobras - ADR                   12,400       329
Tele Centro Sul Participacoes SA                       39,439,000       310
Tele Norte Leste Participacoes SA                      61,448,264     1,011
Ultrapar Participacoes SA - ADR                            18,400       185
Votorantim Celulose e Papel SA - ADR                        8,025       138
                                                                   --------
                                                                     10,136
                                                                   --------

CHILE - 2.7%
Antofagasta Holdings PLC                                  239,636     1,419
Banco de A. Edwards Series A - ADR (a)                      9,944       119
Banco Santander Chile Series A - ADR                        2,800        38
BBV Banco BHIF - ADR                                       33,600       477
Compania de Telecomunicaciones de Chile SA - ADR           71,469     1,090
Distribucion y Servicio D&S SA - ADR                       94,400     1,687
Embotelladora Andina SA Series A - ADR                     51,100       613
Embotelladora Andina SA Series B - ADR                     58,000       555
Embotelladora Arica SA - ADR (a)                           79,300       286
Enersis SA - ADR                                           31,533       560
Gener SA - ADR                                            139,100     1,685
Laboratorio Chile SA - ADR                                 30,000       486
Quinenco SA                                               116,200       973
                                                                   --------
                                                                      9,988
                                                                   --------

CHINA - 4.9%
Beijing Yanhua Petrochemical Co., Ltd. Class H          4,450,000       439
China Eastern Airlines Corp., Ltd. (a)                    950,000       138
China Merchants Holdings International Co., Ltd.          298,000       206
China Petroleum and Chemical Corp. - ADR (a)               28,700       565
China Petroleum and Chemical Corp. Series H New (a)     5,264,000     1,033
China Resources Enterprise, Ltd.                          183,000       208
China Shipping Development Co., Ltd. Class H (a)          560,000        85
China Southern Airlines (a)                             1,402,000       345
China Telecom (Hong Kong), Ltd. (a)                       895,500     5,742
Cosco Pacific, Ltd.                                       520,000       383
Guangdong Kelon Electrical Holdings Co., Ltd. Class H   1,360,000       255
Huaneng Power International, Inc. Class H                 874,000       342
Huaneng Power International, Inc. Series N - ADR            4,000        61
Jiangsu Expressway Co., Ltd. Class H                    7,530,000     1,284
Jilin Chemical Industrial Company, Ltd. Class H         1,800,000        99
New World China Land, Ltd. (a)                          1,036,500       332
PetroChina Co., Ltd. Class H                           14,016,000     2,947
Shanghai Petrochemical Co., Ltd. Class H                7,030,000       712
Shenzhen Expressway Co., Ltd. Class H                   4,800,000       554
Yanzhou Coal Mining Co., Ltd. Series H                  6,970,000     1,877
Yizheng Chemical Fibre Class H                            480,000        88
Zhejiang Expressway Co., Ltd. Series H                  1,700,000       275
                                                                   --------
                                                                     17,970
                                                                   --------

CROATIA - 0.3%
Pliva d.d. - GDR                                           94,300       981
                                                                   --------

97 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                     MARKET
                                                          NUMBER     VALUE
                                                            OF       (000)
                                                          SHARES       $
                                                        ---------    ------

CZECH REPUBLIC - 0.5%
Ceske Energeticke Zavody AS (a)                           109,200       266
Ceske Radiokomunikace - GDR                                18,400       690
Cesky Telecom AS (a)                                        8,280       109
Czechoslovakian Value Fund (a)(c)                           1,800         0
Komercni Banka AS (a)                                       7,100       150
Tabak AS                                                    3,500       487
                                                                     ------
                                                                      1,702
                                                                     ------

ECUADOR - 0.1%
La Cemento Nacional - GDR                                     700        25
   (144A)(a)
La Cemento National - GDR (a)                               4,800       168
                                                                     ------
                                                                        193
                                                                     ------

EGYPT - 0.8%
Al-Ahram Beverages Co. S.A.E. - GDR (144A)(a)               3,280        41
Al-Ahram Beverages Co. S.A.E. - GDR (a)                    42,900       543
Commercial International Bank                              18,900       167
Commercial International Bank (Regd.) - GDR                18,700       154
Eastern Co. Tobacco & Cigarettes                            5,900        88
Egypt International Pharmaceutical Industries Co.           1,000        38
Egyptian Mobile Phone Network (a)                          48,118       952
Misr International Bank                                     4,000        41
Orascom Construction (a)                                   42,125       405
Orascom Telecom (a)                                        30,250       377
Oriental Weavers Co.                                        5,500        47
Suez Cement Co. (Regd) - GDR                                8,198        73
                                                                     ------
                                                                      2,926
                                                                     ------

GREECE - 3.6%
Alpha Bank A.E. (Regd)                                    111,355     4,114
Aluminum Co. of Greece SA                                  29,300     1,064
Bank of Piraues                                            16,680       256
Commercial Bank of Greece                                  12,460       557
Cosmote SA (a)                                             22,000       165
EFG Eurobank                                                8,100       220
Hellenic Bottling Co. SA                                   17,100       234
Hellenic Telecommunication Organization SA - ADR           49,800       436
Hellenic Telecommunication Organization SA - GDR          130,774     2,284
Intracom SA                                                39,200     1,021
National Bank of Greece SA                                 61,812     2,349
Panafon Hellenic Telecom SA                                55,800       464
STET Hellas Telecommunications SA - ADR (a)                 6,500        92
                                                                     ------
                                                                     13,256
                                                                     ------

HONG KONG - 1.6%
Chen Hsong Holdings, Ltd.                               1,296,000       160
China Mobile, Ltd. - ADR (a)                                5,200       159
China Unicom, Ltd. (a)                                  1,251,000     2,510
China Unicom, Ltd. - ADR (a)                               45,600       935
Legend Holdings, Ltd.                                     626,000       530
New World Infrastructure, Ltd. (a)                        845,100       769
Shanghai Industrial Holdings, Ltd.                        366,000       690
TCL International Holdings, Ltd. (a)                    1,062,000       174
                                                                     ------
                                                                      5,927
                                                                     ------

HUNGARY - 1.6%
BorsodChem - GDR                                           17,700       487
Egis Gyogyszergyar                                         12,700       536
Gedeon Richter, Ltd. - GDR                                 22,946     1,101
Magyar Tavkozlesi Rt (Regd)                               195,476       869
Magyar Tavkozlesi Rt - ADR                                 62,032     1,459
Mol Magyar Olaj-Es Gazipari Rt - GDR                       69,266     1,049
OTP Bank Rt                                                 7,534       349
                                                                     ------
                                                                      5,850
                                                                     ------

INDIA - 3.2%
Bajaj Auto, Ltd. - GDR                                     71,000       419
BSES, Ltd. (a)                                             22,800       253
BSES, Ltd. - GDR                                           27,000       300
Foreign & Colonial Emerging Markets Indian                321,089     1,728
   Investment Co. (a)
Genesis India Investment Co. (a)                          511,800     4,130
Hindalco Industries, Ltd. - GDR                            40,000       594
ICICI Bank, Ltd. - ADR                                     32,000       302
ICICI Bank, Ltd. - ADR (a)                                 22,000       105
Indo Gulf Fertilisers & Chemicals - GDR                    70,000        60
Indo Gulf Fertilizers & Chemicals - GDR (a)               349,000       297
Infosys Technologies, Ltd. - ADR                            4,220       580
ITC, Ltd. - GDR                                            14,900       264
Larsen & Toubro, Ltd. - GDR                                11,750        72
Mahanagar Telephone Nigam, Ltd. - GDR                      19,900       115
Perusahaan Persero Telekom - ADR                           32,616       171
Ranbaxy Laboratories, Ltd. - GDR                            6,000       102
Reliance Industries, Ltd. - GDR                           103,200     1,342
SSI, Ltd. Series S - GDR (a)                               28,700       136
State Bank of India - GDR                                  14,100        93
Videsh Sanchar Nigam, Ltd. - ADR                           79,257       585
                                                                     ------
                                                                     11,648
                                                                     ------

                                                        Emerging Markets Fund 98

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                     MARKET
                                                         NUMBER      VALUE
                                                           OF        (000)
                                                         SHARES        $
                                                       ----------    ------

INDONESIA - 1.5%
Gulf Indonesia Resources, Ltd. (a)                         68,900       749
Indah Kiat Pulp & Paper (Alien Market) (a)              1,162,000       127
PT Bank Central Asia (a)                                3,700,000       652
PT Bank Pan Indonesia (a)                               2,014,000        53
PT Gudang Garam                                           369,000       396
PT Hanjaya Mandala Sampoerna Tbk                          415,500       488
PT Indofood Sukses Makmur Tbk (a)                       3,407,500       282
PT Indosat (Persero) Tbk                                  475,000       340
PT Indosat (Persero) Tbk - ADR                             15,800       112
PT Matahari Putra Prima Tbk                            11,000,000       676
PT Ramayana Lestari Sentosa                             1,564,000       753
PT Telekomunikasi Indonesia Series B                    2,039,000       523
Semen Gresik                                              642,000       442
                                                                     ------
                                                                      5,593
                                                                     ------

ISRAEL - 4.4%
AudioCodes, Ltd. (a)                                       13,400       530
Bank Hapoalim, Ltd.                                       410,900     1,039
Bank Leumi Le-Israel                                      686,736     1,349
Bezeq Israeli Telecommunication Corp., Ltd.               137,523       688
Blue Square Israel, Ltd. - ADR                             13,720       127
Check Point Software Technologies, Ltd. (a)                23,000     3,643
Clal Industries, Ltd.                                      18,400       178
ECI Telecom, Ltd.                                           7,823       184
IDB Holding Corp., Ltd.                                     5,464       176
Israel Chemicals, Ltd.                                    881,724       860
Israel Discount Bank Series A                             300,000       302
Leumi Insurance Holdings                                  182,550       147
M-Systems Flash Disk Pioneers, Ltd. (a)                    21,400       530
Makhteshim-Agan Industries, Ltd.                          210,000       417
Nice Systems, Ltd. - ADR (a)                                7,230       336
Orbotech, Ltd. (a)                                         32,188     1,701
Partner Communications Co., Ltd. - ADR (a)                  7,800        47
Property & Building Corp., Ltd.                             1,066        79
Scitex Corp., Ltd. (a)                                     19,000       195
Supersol, Ltd.                                            110,000       363
Tecnomatix Technologies, Ltd. (a)                          41,500       246
Teva Pharmaceutical Industries, Ltd. - ADR                 48,695     2,879
                                                                     ------
                                                                     16,016
                                                                     ------

JORDAN - 0.2%
Arab Bank Group                                             3,010       672
                                                                     ------
LUXEMBOURG - 0.2%
Millicom International Cellular SA (a)                     28,300       858
                                                                     ------
                                                                        858
                                                                     ------

MALAYSIA - 4.4%
AMMB Holdings Berhad                                      137,000       154
Berjaya Sports                                            124,000       163
Commerce Asset-Holding Berhad                             538,000     1,366
Genting Berhad                                            248,000       633
Golden Hope Plantation                                    519,000       497
IJM Corp. Berhad                                          570,000       537
Malakoff Berhad                                           251,000       618
Malayan Banking Berhad                                    542,000     2,168
Malaysian Pacific                                         109,000       617
Oriental Holdings Berhad                                  651,200       788
Perusahaan Otomobil Nasional Berhad                       124,000       136
Petronas Gas Berhad                                       168,000       305
Public Bank Berhad                                        878,000       758
Public Bank Berhad (Alien Market)                         494,000       424
Resorts World Berhad                                      249,000       436
RHB Capital Berhad                                        202,000       163
Road Builder (M) Holdings Berhad                          440,000       463
Rothmans of Pall Mall (Malaysia) Berhad                   106,200       971
Sime Darby Berhad                                         340,000       426
Tan Chong Motor Holdings                                  600,000       194
Technical Resource Industries Berhad                      164,000       133
Telekom Malaysia Berhad                                   320,000       985
Tenaga Nasional Berhad                                    809,000     2,619
UMW Holdings Berhad                                       115,000       145
United Engineers (Malaysia) Berhad                        295,000       419
YTL Corp. Berhad                                          182,000       191
                                                                     ------
                                                                     16,309
                                                                     ------

MEXICO - 14.2%
Alfa SA de CV Class A                                      59,000       118
Carso Global Telecom Series A1 (a)                        798,100     1,782
Cemex SA de CV                                            354,678     1,491
Cemex SA de CV - ADR                                       61,101     1,291
Cemex SA de CV 2000 Warrants (a)                            1,737         3
Cemex SA de CV 2002 Warrants (a)                           20,000         9
Cifra SA de CV Class C (a)                                418,400       954
Cifra SA de CV Series V (a)                               833,500     2,005
Coca-Cola Femsa SA - ADR                                   88,600     1,700
Compania Cervecerias Unidas SA - ADR                       62,100     1,199
Controladora Comercial Mexicana SA de CV Units          1,102,000     1,222
Corporacion Interamericana de Entretenimiento SA          565,400     2,554
   Series B (a)
Cydsa SA Series A                                         277,000       146
Empresa Nacional de Electricidad SA - ADR                   5,993        63

99 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                       MARKET
                                                          NUMBER       VALUE
                                                            OF          (000)
                                                          SHARES          $
                                                        ---------      ------

Fomento Economico Mexicano SA de CV                       151,500         577
Fomento Economico Mexicano SA de CV Series B - ADR         55,350       2,114
Grupo Aeroportuario del Sureste SA de CV - ADR (a)          5,300          79
Grupo Elektra, SA de CV                                   210,000         217
Grupo Financiero Banamex Accival SA de CV (Banacci)     1,561,449       2,426
   Class O (a)
Grupo Financiero Banamex Accival Series O (a)             298,000         464
Grupo Financiero Bancomer SA de CV Series O (a)         1,520,800         942
Grupo Financiero Banorte SA de CV (a)                     345,000         515
Grupo Financiero Inbursa SA de CV Class O (a)             172,000         656
Grupo Industrial Durango SA - ADR (a)                      17,250         119
Grupo Iusacell SA de CV - ADR New (a)                     107,500       1,398
Grupo Modelo SA de CV Series C                            336,500         897
Grupo Television SA de CV - GDR (a)                        65,595       3,550
Hylsamex SA de CV Series B (a)                            230,000         225
Kimberly-Clark, Mexico Class A                            598,500       1,530
Nuevo Grupo Mexico SA Series B (a)                        151,100         502
Organizacion Soriana SA de CV Series B                    103,000         323
Panamerican Beverages, Inc. Class A                       126,100       2,081
Seguros Comercial America Series B (a)                     87,000         223
Telefonos de Mexico SA Series L - ADR                     276,774      14,928
Tubos de Acero de Mexico SA                                28,300         430
TV Azteca SA de CV                                        222,000         171
TV Azteca SA de CV - ADR                                  275,000       3,438
                                                                       ------
                                                                       52,342
                                                                       ------

PANAMA - 0.2%
Banco Latinoamericano de Exportaciones SA Class E          27,300         684
                                                                       ------

PERU - 0.4%
Compania de Minas Buenaventura SA Series B                 21,800         141
Compania de Minas Buenaventura SA Series B - ADR           52,400         674
Credicorp, Ltd.                                            41,650         305
Enrique Ferreyros (a)                                     236,970          40
Minsur SA                                                  87,794          95
Southern Peru Copper Corp.                                  7,300         102
                                                                       ------
                                                                        1,357
                                                                       ------

PHILIPPINES - 1.1%
Ayala Corp.                                               160,800          19
Equitable PCI Bank                                        620,200         697
First Philippine Holdings Corp.                           270,000         111
Manila Electric Co. Class B                             1,787,240       1,468
Metropolitan Bank & Trust Co.                             205,970         672
Philippine Long Distance Telephone Co.                     16,100         244
Philippine Long Distance Telephone Co. - ADR               14,027         217
San Miguel Corp. Class B                                   67,500          65
Security Bank Corp.                                       350,000         152
SM Prime Holdings                                       3,960,000         310
Universal Robina                                        3,213,000         229
                                                                       ------
                                                                        4,184
                                                                       ------

POLAND - 0.6%
Agora SA - GDR (a)                                          1,957          36
Bank Polska Kasa Opieki Grupa Pekao SA (a)                  5,970          60
BRE Bank SA                                                 1,843          42
Elektrim Spolka Akcyjna SA (a)                             50,053         397
KGHM Polska Miedz SA - GDR                                 31,300         336
Polski Koncern Naftowy SA - GDR                            82,831         638
Powszechny Bank Kredytowy - GDR                             6,900         121
Prokom Software SA                                          9,700         382
Telekomunikacja Polska SA Class S - GDR                    54,598         270
Telekomunikacja Polska SA Series A - GDR                    6,140          30
WBK                                                         8,246          37
                                                                       ------
                                                                        2,349
                                                                       ------

                                                       Emerging Markets Fund 100

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                     MARKET
                                                          NUMBER      VALUE
                                                            OF        (000)
                                                          SHARES        $
                                                         --------    ------

RUSSIA - 2.4%
Lukoil Oil Co. - ADR                                       64,516     3,445
Mobile Telesystems - ADR (a)                               28,989       801
OAO Gazprom - ADR (a)                                      14,000       113
Rostelecom - ADR                                            7,200        63
Surgutneftegaz SP - ADR (a)                               266,545     3,425
Unified Energy Systems - ADR                               12,287       155
Unified Energy Systems - GDR                               25,138       318
Vimpel-Communications - ADR (a)                            22,100       431
                                                                     ------
                                                                      8,751
                                                                     ------

SINGAPORE - 0.9%
Asia Pulp & Paper Co, - ADR Ltd. (a)                       79,000       138
Datacraft Asia, Ltd. (a)                                  288,600     1,977
Golden Agri-Resources, Ltd. (a)                           814,300       146
Total Access Communication, Ltd. (a)                      381,000     1,212
                                                                     ------
                                                                      3,473
                                                                     ------

SOUTH AFRICA - 6.7%
AECI, Ltd.                                                474,000       699
African Bank Investments, Ltd. (a)                        204,900       162
Amalgamated Banks of South Africa                         356,567     1,212
Amalgamated Beverage Industries, Ltd.                      30,971       160
Anglo American Platinum Corp., Ltd.                        56,200     2,192
Anglo American PLC                                          9,800       533
AngloGold, Ltd.                                            27,910       794
Ashanti Goldfields, Ltd. - ADR (a)                        147,178       414
Barlow, Ltd.                                               53,137       278
Billiton PLC                                               91,600       354
De Beers Centenary Linked Units                            69,654     1,916
Fedsure Holdings, Ltd.                                     43,400       126
FirstRand, Ltd.                                           968,100       871
Forbes Group, Ltd.                                        489,368     1,039
Impala Platinum Holdings, Ltd.                             45,500     1,950
Imperial Holdings, Ltd. (a)                                67,188       470
Iscor, Ltd. (a)                                            74,960       119
Ixchange Technology Holdings, Ltd. (a)                     67,000        58
JD Group, Ltd.                                             66,800       336
Johnnies Industrial Corp., Ltd.                             9,600       109
Liberty Life Association of Africa                         51,121       390
Lonmin PLC                                                 33,376       412
Metro Cash and Carry, Ltd.                                423,659       178
Nampak, Ltd.                                              162,000       236
Nasionale Pers Beperk Class N                              18,000       134
Nedcor, Ltd.                                               39,927       750
PepsiCo International, Inc. (a)                             1,190         5
Primedia, Ltd.                                            494,700       364
Profurn, Ltd.                                             367,290       180
Rembrandt Group, Ltd.                                     124,000       344
Remgro, Ltd. (a)                                          124,000       758
Sanlam, Ltd.                                            1,215,000     1,261
Sappi, Ltd.                                               180,900     1,237
Sasol                                                     315,163     2,411
South African Breweries PLC                               199,000     1,198
Standard Bank Investment Corporation, Ltd.                136,260       477
Tongaat-Hulett Group, Ltd.                                103,000       432
Truworths International, Ltd.                                 552         1
                                                                     ------
                                                                     24,560
                                                                     ------

SOUTH KOREA - 10.5%
Daelim Industrial Co.                                     150,000       525
Doosan Corp. (a)                                           27,372       455
H&CB - GDR (a)                                              8,000       190
Hanil Cement Manufacturing Co., Ltd.                       54,500       652
Hankuk Glass Industries, Inc.                              63,000       803
Hite Brewery Co., Ltd.                                      9,600       430
Housing & Commercial Bank, Korea                           42,360     1,019
Hyundai Electronics Industries Co. (a)                     66,540       409
Hyundai Motor Co., Ltd.                                    37,428       428
Kookmin Bank                                              281,388     3,216
Kookmin Bank - GDR (a)                                      4,500        52
Korea Electric Power Corp.                                174,638     3,900
Korea Electric Power Corp. - ADR                           22,648       276
Korea Telecom Corp.                                        63,930     3,764
Korea Telecom Corp. - ADR                                  43,679     1,611
Korea Telecom Freetel (a)                                  18,100       638
Korea Tobacco & Ginseng Corp.                              49,900       792
Korean Telecom Corp. 2001 Warrants (a)                     48,980       680
LG Chemical, Ltd.                                          69,780       687
Locus Corp. (a)                                               429        10
Lotte Confectionery Co.                                     5,200       425
Pohang Iron & Steel Co., Ltd.                               8,271       481
S1 Corp.                                                   69,881       725
Samsung Display Devices Co.                                13,062       509
Samsung Electronics (a)                                    46,310     5,801
Samsung Electronics - GDR (144A)                           23,019       748
Samsung Electronics - GDR                                   4,700       345
Samsung Securities Co., Ltd.                               37,528       680
Seoul City Gas Co., Ltd.                                   17,000       260
Shin Han Bank                                             118,530     1,188
SK Telecom Co., Ltd. (a)                                   20,280     4,321
Ssangyong Oil Refining Co.                                 84,640     2,106
Tae Young Corp.                                            12,139       266
                                                                     ------
                                                                     38,392
                                                                     ------

101 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                     MARKET
                                                         NUMBER       VALUE
                                                           OF         (000)
                                                         SHARES         $
                                                       ----------    ------

SRI LANKA - 0.1%
Development Finance Corp. of Ceylon                        97,221       123
John Keells Holdings, Ltd.                                195,906       107
                                                                     ------
                                                                        230
                                                                     ------

TAIWAN - 7.1%
Acer Communications & Multimedia, Inc. - GDR (a)           26,400       165
Acer, Inc. - GDR                                          408,978     1,677
Advanced Semiconductor Engineering, Inc. - ADR (a)         40,765       247
ASE Test, Ltd. (a)                                         18,000       277
Asia Cement Corp. - GDR                                   220,860     1,126
Asustek Computer, Inc. - GDR (Regd)                       157,432       850
China Steel Corp. - GDR (a)                               120,376     1,360
Compal Electronics, Inc. - GDR                            140,084     1,093
Evergreen Marine Corp. - GDR (a)                           66,573       416
Far Eastern Textile, Ltd. - GDR                           147,864     1,168
Foreign & Colonial Emerging Markets Taiwan
   Investment Co. (a)                                     165,200     1,703
Fubon Insurance Co., Ltd. - GDR                            98,918       579
Hon Hai Precision Industry Co., Ltd. - GDR                 63,852       730
Macronix International Co., Ltd. - ADR                     31,499       445
Phoenixtec Power Co., Ltd.                                155,100       130
Powerchip Semiconductor Corp. - GDR (a)                    71,422       464
Siliconware Precision Industries Co. - ADR (a)            123,283       485
Synnex Technology International Corp. (Regd) - GDR         26,228       214
Taiwan Semiconductor Manufacturing Co., Ltd.              411,500     1,249
Taiwan Semiconductor Manufacturing Co., Ltd. 2001
   Warrants (a)                                           457,000     1,451
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR
   (a)                                                    184,574     4,186
United Microelectronics Corp. - ADR (a)                   440,500     5,011
Winbond Electronics Corp. - GDR                                69         1
Winbond Electronics Corp. - GDR (a)                       103,013       984
Winbond Electronics Corp. 2001 Warrants (a)                36,000        35
                                                                     ------
                                                                     26,046
                                                                     ------

THAILAND - 0.9%
Advanced Information Services (Alien Market) (a)           25,000       205
Bangkok Bank PLC (Alien Market) (a)                        95,000        81
Bangkok Expressway PLC (a)                                 57,000         7
Bangkok Expressway PLC (Alien Market) (a)                  58,000         8
BEC World PLC (Alien Market)                                8,000        37
Delta Electronics (Thailand) PLC                           27,300       125
Electricity Generating PLC (Alien Market)                   5,000         5
Jasmine International PLC (Alien Market) (a)              700,000       137
National Petrochemical PLC (Alien Market)                 880,000       590
PTT Exploration and Production PLC (a)                    406,600       970
Siam Cement Co. (Alien Market) (a)                          4,000        38
Siam City Cement PLC (Alien Market) (a)                   145,000       343
Siam Makro PLC (Alien Market)                               3,000         4
TelecomAsia (Alien Market) (a)                            223,000       134
Thai Farmers Bank (Alien Market) (a)                    1,200,900       621
                                                                     ------
                                                                      3,305
                                                                     ------

TURKEY - 5.7%
Akbank TAS                                             58,138,900       375
Anadolu Efes Biracilik ve Malt Sanayii AS (a)          35,010,261     2,052
Arcelik AS                                             20,235,230       652
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS        12,650,000       667
Dogan Sirketler Grubu Holding AS (a)                   20,041,000       345
Dogan Yayin Holding AS (a)                             16,201,663       211
Eregli Demir ve Celik Fabrikalari TAS (a)               2,000,000        63
Haci Omer Sabanci Holding AS                           30,641,952       310
Haci Omer Sabanci Holding AS - ADR                        252,472       619
Hurriyet Gazetecilik ve Matbaacilik AS (a)             35,739,900       429
Koc Holding AS                                         25,681,580     1,637
Migros                                                 16,240,800     2,237
Sasa Suni ve Sentetik Elyaf Sanayii Anonim Sirketi (a)  5,000,000       145
Tupras                                                 17,100,000       777
Turkcell Iletisim Hizmetleri AS (a)                    25,153,500     1,106

                                                       Emerging Markets Fund 102

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                    MARKET
                                                         NUMBER      VALUE
                                                           OF        (000)
                                                         SHARES        $
                                                      -----------  --------

Turkcell Iletisim Hizmetleri AS - ADR (a)                  58,900       644
Turkiye Garanti Bankasi AS (a)                        197,106,380     2,022
Turkiye Is Bankasi                                    106,938,328     2,036
Vestel Elektronik Sanayi ve Ticaret AS (a)              1,627,720       334
Yapi ve Kredi Bankasi AS                              510,117,560     4,410
                                                                   --------
                                                                     21,071
                                                                   --------

UNITED KINGDOM - 1.4%
Dimension Data Holdings PLC (a)                           407,857     3,514
Genesis Smaller Companies Fund (a)                        131,135     1,677
                                                                   --------
                                                                      5,191
                                                                   --------

UNITED STATES - 0.0%
Tricom SA - ADR (a)                                         7,800       105
                                                                   --------
                                                                        105
                                                                   --------

VENEZUELA - 0.1%
Mavesa SA - ADR                                           127,875       535
                                                                   --------
                                                                        535
                                                                   --------

ZIMBABWE - 0.1%
Delta Corp.                                             1,010,343       220
                                                                   --------

TOTAL COMMON STOCKS
(cost $358,563)                                                     318,448
                                                                   --------

PREFERRED STOCKS - 8.2%
Argentina - 0.2%
Quilmes Industrial Quinsa Societe - ADR                    74,800       617
                                                                   --------

BRAZIL - 7.1%
Aracruz Celulose SA - ADR                                  29,000       435
Banco Bradesco SA                                     232,949,984     1,483
Banco Itau SA                                          29,389,880     2,286
Companhia Brasileira de Distribuicao Grupo Pao de
   Acucar - ADR                                            77,900     2,775
Companhia de Bebidas das Americas - ADR                    26,700       602
Companhia de Bebidas das Americas                       5,375,000     1,199
Companhia Paranaense de Energia - Copel Class B       107,147,000       973
Companhia Paranaense de Energia - Copel Class B -
   ADR                                                     31,800       288
Companhia Vale Do Rio Doce Series A                        78,200     1,802
Coteminas (Cia Tec)                                     5,160,171       381
Duratex SA (BR)                                         3,500,000       105
Eletropaulo Metropolitana - Electricidade de
   Sao Paulo SA                                         4,210,000       236
Embratel Participacoes SA                              14,941,500       240
Embratel Participacoes SA - ADR                            94,534     1,530
Gerdau SA                                               2,000,000        21
Itausa Investimentos Itau SA                              849,700       721
Marcopolo SA                                              471,400       568
Petroleo Brasileiro SA                                     66,220     1,756
Tele Celular Sul Participacoes SA                      82,013,296       204
Tele Centro Sul Participacoes SA                       33,594,600       364
Tele Nordeste Celular Participacoes SA - ADR                4,900       202
Tele Norte Leste Participacoes SA                      36,111,753       788
Tele Norte Leste Participacoes SA - ADR                    78,862     1,745
Telecomunicacoes do Parana SA                          33,150,000       255
Telemig Celular Participacoes SA                       85,821,000       224
Telemig Celular SA Class C                                 35,333         1
Telesp Celular Participacoes SA                       154,274,690     1,825
Telesp Celular Participacoes SA - ADR                      10,600       335
Uniao de Bancos Brasileiros SA (Units)                  6,109,000       309
Uniao de Bancos Brasileiros SA - GDR                       27,400       692
Usinas Siderurgicas de Minas Gerais SA                    194,140       997
Votorantim Celulose e Papel SA                         29,200,000       976
                                                                   --------
                                                                     26,318
                                                                   --------

RUSSIA - 0.4%
Lukoil Holding Oil Co. - ADR                               66,750     1,468
                                                                   --------

SOUTH KOREA - 0.1%
Samsung Electronic, Ltd.                                    5,700       292
                                                                   --------

THAILAND - 0.4%
Siam Commercial Bank                                    3,669,500     1,522
                                                                   --------

TOTAL PREFERRED STOCKS
(cost $28,126)                                                       30,217
                                                                   --------

103 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                        PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                           (000)        (000)
                                                             $            $
                                                        ---------      -------

LONG-TERM INVESTMENTS - 0.0%
BRAZIL - 0.0%
Companhia Vale do Rio Doce (a)(c)
   Variable Rate due 12/12/09                              47,267            0

TAIWAN - 0.0%
Far Eastern Textile, Ltd. (conv.)(a)
   Zero Coupon due 01/26/05                                65,000           64
                                                                       -------

TOTAL LONG-TERM INVESTMENTS
(cost $65)                                                                  64
                                                                       -------

SHORT-TERM INVESTMENTS - 5.1%
UNITED STATES - 5.1%
Frank Russell Investment Company Money Market Fund,
   due on demand (b)                                       18,919       18,919
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
(cost $18,919)                                                          18,919
                                                                       -------

TOTAL INVESTMENTS - 100.0%
(identified cost $405,673)                                             367,648

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                 169
                                                                       -------

NET ASSETS - 100.0%                                                    367,817
                                                                       =======

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) This security has been valued by the Security Valuation Committee, delegated by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

Foreign Currency Abbreviations:
BRL - Brazilian real
CZK - Czech koruna
GRD - Greek drachma
THB - Thailand baht
TRL - Turkish lira
USD - United States dollar
ZAR - South African rand


FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

SOLD CONTRACTS       BOUGHT IN                        UNREALIZED
  TO DELIVER          EXCHANGE                       APPRECIATION
     OUT                FOR           SETTLEMENT    (DEPRECIATION)
    (000)              (000)             DATE           (000)
--------------    --------------      ----------    --------------
   USD  54        CZK      2,252       11/02/00     $            1
   USD 266        GRD    107,668       11/02/00                  3
   USD   3        THB        126       11/02/00                 --
   USD  20        TRL 13,724,981       11/01/00                 --
   USD  83        ZAR        629       11/01/00                 --
   BRL  95        USD         49       11/01/00                 (1)
                                                    --------------
                                                    $            3
                                                    ==============

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund 104

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                            MARKET
                                               % OF          VALUE
INDUSTRY DIVERSIFICATION                       NET           (000)
(Unaudited)                                   ASSETS           $
                                              ------        -------

Auro & Transportation                            1.4%         5,231
Basic Industries                                 0.8          2,880
Consumer Discretionary                           7.6         27,941
Consumer Staples                                 7.3         26,721
Energy                                           8.6         31,702
Financial Services                              19.7         72,523
Health Care                                      1.7          6,123
Materials & Processing                           9.3         34,301
Miscellaneous                                    2.8         10,076
Producer Durables                                3.7         13,475
Technology                                      10.1         37,067
Utilities                                       21.9         80,625
Long-Term Investments                                            64
Short-Term Investments                           5.1         18,919
                                              ------        -------
Total Investments                              100.0        367,648
Other Assets and Liabilities, net                               169
                                              ------        -------
Net Assets                                     100.0%       367,817
                                              ======        =======


GEOGRAPHIC DIVERSIFICATION
(Unaudited)

Europe                                           8.2%        30,187
Latin America                                   29.2        107,377
Pacific Basin                                   33.7        123,434
Middle East                                     14.3         52,562
Africa                                           6.7         24,781
Other                                            2.8         10,324
Long-Term Investments                                            64
Short-Term Investments                           5.1         18,919
                                              ------        -------
Total Investments                              100.0        367,648
Other Assets and Liabilities, net                               169
                                              ------        -------
Net Assets                                     100.0%       367,817
                                              ======        =======

See accompanying notes which are an integral part of the financial statements.

105 Emerging Markets Fund

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $405,673)  ..........................................   $ 367,648
Foreign currency holdings (identified cost $2,503)  ........................................       2,465
Unrealized appreciation on foreign currency exchange spot contracts ........................           4
Receivables:
 Dividends and interest ....................................................................         596
 Investments sold ..........................................................................       1,027
 Fund shares sold ..........................................................................       1,759
 From Advisor ..............................................................................           7
Prepaid expenses ...........................................................................           3
                                                                                               ---------

   Total assets ............................................................................     373,509

LIABILITIES
Payables:
 Investments purchased .........................................................   $   4,448
 Fund shares redeemed ..........................................................         420
 Accrued fees to affiliates ....................................................         602
 Other accrued expenses ........................................................         221
Unrealized depreciation on foreign currency exchange spot contracts ............           1
                                                                                   ---------

   Total liabilities .......................................................................       5,692
                                                                                               ---------

NET ASSETS .................................................................................   $ 367,817
                                                                                               =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ...............................   $  (1,218)
Accumulated net realized gain (loss)  ......................................................     (67,155)
Unrealized appreciation (depreciation) on:
 Investments ...............................................................................     (38,025)
 Foreign currency-related transactions .....................................................         (64)
Shares of beneficial interest ..............................................................         398
Additional paid-in capital .................................................................     473,881
                                                                                               ---------

NET ASSETS .................................................................................   $ 367,817
                                                                                               =========

NET ASSET VALUE, offering and redemption price per share:
 Class C ($2,228,248 divided by 243,603 shares of $.01 par
 value shares of beneficial interest outstanding)  .........................................   $    9.15
                                                                                               =========
 Class E ($6,387,933 divided by 691,003 shares of $.01 par
 value shares of beneficial interest outstanding)  .........................................   $    9.24
                                                                                               =========
 Class S ($359,201,208 divided by 38,831,175 shares of $.01 par
 value shares of beneficial interest outstanding)  .........................................   $    9.25
                                                                                               =========

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund 106

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                               TEN MONTHS ENDED         YEAR ENDED
                                                               OCTOBER 31, 2000      DECEMBER 31, 1999
                                                               ----------------      -----------------

INVESTMENT INCOME
 Dividends .............................................        $         6,456      $           7,347
 Dividends from Money Market Fund ......................                  1,113                    894
 Less foreign taxes withheld ...........................                   (622)                  (607)
                                                               ----------------      -----------------

   Total investment income .............................                  6,947                  7,634

EXPENSES
 Advisory fees .........................................                  4,095                  4,046
 Administrative fees ...................................                    179                    177
 Custodian fees ........................................                  1,164                  1,137
 Distribution fees - Class C ...........................                     13                      4
 Transfer agent fees ...................................                  1,133                  1,161
 Professional fees .....................................                     94                     48
 Registration fees .....................................                     72                     95
 Shareholder servicing fees - Class C ..................                      5                      1
 Shareholder servicing fees - Class E ..................                     13                      8
 Trustees' fees ........................................                     13                      6
 Miscellaneous .........................................                    106                     72
                                                               ----------------      -----------------

 Expenses before reductions ............................                  6,887                  6,755
 Expense reductions ....................................                    (31)                  --
                                                               ----------------      -----------------

   Expenses, net .......................................                  6,856                  6,755
                                                               ----------------      -----------------

Net investment income ..................................                     91                    879
                                                               ----------------      -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ...........................................                  7,586                 (2,140)
 Foreign currency-related transactions .................                   (698)                (2,085)
                                                               ----------------      -----------------
                                                                          6,888                 (4,225)
                                                               ----------------      -----------------

Net change in unrealized appreciation
(depreciation) on:
 Investments ...........................................               (130,365)               153,342
 Foreign currency-related transactions .................                    (53)                    (7)
                                                               ----------------      -----------------
                                                                       (130,418)               153,335
                                                               ----------------      -----------------

Net realized and unrealized gain (loss) ................               (123,530)               149,110
                                                               ----------------      -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..       $       (123,439)     $         149,989
                                                               ================      =================

See accompanying notes which are an integral part of the financial statements.

107 Emerging Markets Fund

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                     TEN MONTHS ENDED       YEAR ENDED          YEAR ENDED
                                                                     OCTOBER 31, 2000    DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                     ----------------    -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................   $             91    $             879   $           4,050
 Net realized gain (loss)  .......................................              6,888               (4,225)            (57,573)
 Net change in unrealized appreciation (depreciation)  ...........           (130,418)             153,335             (57,066)
                                                                     ----------------    -----------------   -----------------

   Net increase (decrease) in net assets from operations .........           (123,439)             149,989            (110,589)
                                                                     ----------------    -----------------   -----------------

DISTRIBUTIONS
 From net investment income
   Class C .......................................................                 (3)                --                  --
   Class E .......................................................                (22)                 (16)               --
   Class S .......................................................             (2,029)              (3,161)             (2,472)
                                                                     ----------------    -----------------   -----------------

     Net decrease in net assets from distributions ...............             (2,054)              (3,177)             (2,472)
                                                                     ----------------    -----------------   -----------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ...             54,571               (2,461)             74,397
                                                                     ----------------    -----------------   -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................            (70,922)             144,351             (38,664)

NET ASSETS
 Beginning of period .............................................            438,739              294,388             333,052
                                                                     ----------------    -----------------   -----------------
 End of period (including accumulated distributions in excess of net investment income of $1,218 and $2,814 and undistributed
   net investment income of $495, respectively)  .................   $        367,817    $         438,739   $         294,388
                                                                     ================    =================   =================

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund 108

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               2000*         1999**
                                                           ------------   ------------

NET ASSET VALUE, BEGINNING OF PERIOD ...................   $      12.47   $       8.07
                                                           ------------   ------------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)  ......................           (.10)          (.12)
 Net realized and unrealized gain (loss)  ..............          (3.20)          4.57
                                                           ------------   ------------

   Total income from operations ........................          (3.30)          4.45
                                                           ------------   ------------

DISTRIBUTIONS
 From net investment income ............................           (.02)          (.05)
                                                           ------------   ------------

NET ASSET VALUE, END OF PERIOD .........................   $       9.15   $      12.47
                                                           ============   ============

TOTAL RETURN (%)(b)  ...................................         (26.51)         55.43

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............          2,228          1,631

 Ratios to average net assets (%)(c):
   Operating expenses, net .............................           2.91           2.91
   Operating expenses, gross ...........................           2.92           2.91
   Net investment income (loss)  .......................          (1.02)         (1.23)

 Portfolio turnover rate (%)  ..........................          73.11          94.85


*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Not annualized.
(c) Annualized.

109 Emerging Markets Fund

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       YEARS ENDED DECEMBER 31,
                                                                     ----------------------------
                                                     2000*               1999             1998**
                                                  -----------        -----------        ---------

NET ASSET VALUE, BEGINNING OF PERIOD .........    $     12.51        $      8.48        $    7.37
                                                  -----------        -----------        ---------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)  ............           (.03)              (.04)            (.02)
 Net realized and unrealized gain (loss)  ....          (3.20)              4.14             1.13
                                                  -----------        -----------        ---------

   Total income from operations ..............          (3.23)              4.10             1.11
                                                  -----------        -----------        ---------

DISTRIBUTIONS
 From net investment income ..................           (.04)              (.07)              --
                                                  -----------        -----------        ---------

NET ASSET VALUE, END OF PERIOD ...............    $       9.24       $      12.51       $    8.48
                                                  ============       ============       =========

TOTAL RETURN (%)(b)  .........................          (25.90)             48.71           15.06

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ...           6,388              6,314              39

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ...................            2.16               2.17              --
   Operating expenses, gross .................            2.17               2.17              --
   Net investment income (loss)  .............            (.30)              (.40)             --

 Portfolio turnover rate (%)  ................           73.11              94.85           59.35


*   For the ten months ended October 31, 2000.
**  For the period September 22, 1998 (commencement of sale) to December 31,
    1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the periods less than one year are annualized.
(d) The ratios for the period ended December 31, 1998 are not meaningful due to the Class's short period of operation.

                                                       Emerging Markets Fund 110

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------------------
                                                        2000*      1999       1998       1997       1996       1995
                                                      --------   --------   --------   --------   --------  ----------

NET ASSET VALUE, BEGINNING OF PERIOD ..............   $  12.52   $   8.48   $  11.79   $  12.35   $  11.16   $   12.25
                                                      --------   --------   --------   --------   --------   ---------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)**  ...............         --        .03        .12        .14        .10         .11
 Net realized and unrealized gain (loss)  .........      (3.21)      4.10      (3.35)      (.56)      1.26       (1.12)
                                                      --------   --------   --------   --------   --------   ---------

   Total income from operations ...................      (3.21)      4.13      (3.23)      (.42)      1.36       (1.01)
                                                      --------   --------   --------   --------   --------   ---------

DISTRIBUTIONS
 From net investment income .......................       (.06)      (.09)      (.08)      (.14)      (.17)       (.05)
 From net realized  gain ..........................         --         --         --         --         --        (.03)
                                                      --------   --------   --------   --------   --------   ---------

   Total distributions ............................       (.06)      (.09)      (.08)      (.14)      (.17)       (.08)
                                                      --------   --------   --------   --------   --------   ---------

NET ASSET VALUE, END OF PERIOD ....................   $   9.25   $  12.52   $   8.48   $  11.79   $  12.35   $   11.16
                                                      ========   ========   ========   ========   ========   =========

TOTAL RETURN (%)(b)(c) ............................     (25.79)     49.03     (27.57)     (3.45)     12.26       (8.21)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........    359,201    430,794    294,349    333,052    271,490     172,673

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ........................       1.91       1.91       1.75       1.64       1.71        1.75
   Operating expenses, gross ......................       1.92       1.91       1.75       1.64       1.72        1.80
   Net investment income (loss)  ..................       (.02)       .26       1.20        .87        .77         .88

 Portfolio turnover rate (%)  .....................      73.11      94.85      59.35      50.60      34.62       71.16


*   For the ten months ended October 31, 2000.
**  Less than $.01 per share for the period ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.
(d) The ratios for the periods less than one year are annualized.

111 Emerging Markets Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To generate a high level of total return through above-average current income, while maintaining the potential for capital appreciation.

INVESTS IN: Equity securities of companies in the real estate industry.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of three managers with distinct approaches to investing in real estate equity securities.

                                     [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

                         REAL ESTATE SECURITIES
           DATES               - CLASS S            NAREIT EQUITY REIT **

         Inception*             $ 10,000                  $ 10,000
               1991             $ 13,520                  $ 13,583
               1992             $ 16,281                  $ 15,943
               1993             $ 21,302                  $ 21,007
               1994             $ 20,115                  $ 19,751
               1995             $ 22,412                  $ 22,162
               1996             $ 28,049                  $ 27,638
               1997             $ 36,931                  $ 36,696
               1998             $ 32,604                  $ 32,002
               1999             $ 31,167                  $ 29,749
               2000             $ 38,960                  $ 35,188

       Total                    $271,342                  $263,718

                        YEARLY PERIODS ENDED OCTOBER 31

REAL ESTATE SECURITIES FUND - CLASS S                                 REAL ESTATE SECURITIES FUND - CLASS C++++

    PERIODS ENDED       GROWTH OF             TOTAL                       PERIODS ENDED       GROWTH OF            TOTAL
      10/31/00           $10,000             RETURN                         10/31/00           $10,000            RETURN
--------------------------------------------------------              -------------------------------------------------------
1 Year                  $ 12,500             25.00%                   1 Year                  $ 12,373            23.73%
5 Years                 $ 17,384             11.68%(S)                5 Years                 $ 16,879            11.02%(S)
10 Years                $ 38,960             14.56%(S)                10 Years                $ 37,828            14.22%(S)

REAL ESTATE SECURITIES FUND - CLASS E++                               NAREIT EQUITY REIT INDEX

    PERIODS ENDED       GROWTH OF             TOTAL                       PERIODS ENDED       GROWTH OF            TOTAL
      10/31/00           $10,000             RETURN                         10/31/00           $10,000            RETURN
--------------------------------------------------------              -------------------------------------------------------
1 Year                  $ 12,462             24.62%                   1 Year                  $ 11,828            18.28%
5 Years                 $ 17,094             11.30%(S)                5 Years                 $ 15,878             9.69%(S)
10 Years                $ 38,309             14.36%(S)                10 Years                $ 35,188            13.41%(S)

113 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Real Estate Securities Fund's Class S, Class E and Class C shares gained 18.53%, 18.24%, and 17.54%, respectively. This compared favorably to the 16.55% return for the NAREIT Equity REIT Index. The stock selection strategies employed by the Fund's managers proved highly effective in capturing opportunities over the period.

The Fund's performance for the ten month period reinforced the reasons for including real estate in a diversified portfolio. As the equities market faced increasing challenges, particularly from the Technology sector, real estate showed improving strength as investors looked for an asset class to hedge against the volatility in the stock market.

PORTFOLIO HIGHLIGHTS
During the period, fundamentals improved and REIT prices generally rose, however, sector leadership roles changed from quarter to quarter. The Fund and the Index enjoyed a particularly strong first quarter, with Lodging/Resorts posting the strongest sector gains. Lagging the group during that period was Health Care, Manufactured Housing, and free-standing Retail. However, during the second quarter the Office and Multi-Family sectors took the lead, while Health Care, along with the Office and Residential sectors turned in strong results in the final months of the period.

Notably, cash flows into REITS have reversed course this year. Although still tepid, approximately $400 million in new capital flowed into REITS during 2000, after approximately $900 million exited REITS during 1999, a particularly poor performing year for real estate investors.

The Real Estate Securities Fund's manager lineup was expanded in March with the addition of Security Capital Global Capital Management Group. This manager focuses on companies with the ability to generate strong net cash flows, with effective underlying management strategies, financial flexibility, and sources of growth. The addition of Security Capital resulted in a change in the allocation of the Fund's assets. Security Capital's target allocation is 25% while Cohen and Steers Capital Management's new target allocation is 45%, down from 70%. AEW Capital Management's 30% allocation remained unchanged.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)             October 31, 2000

Equity Office Properties Trust                               7.4%
Avalonbay Communities, Inc.                                  5.0
Starwood Hotels & Resorts Worldwide, Inc.                    4.8
Apartment Investment & Management Co. Class A                4.4
Equity Residential Properties Trust                          4.4
Boston Properties, Inc.                                      4.4
Spieker Properties, Inc.                                     4.3
Vornado Realty Trust                                         4.2
Arden Realty Group, Inc.                                     3.3
Mack-Cali Realty Corp.                                       3.1


PORTFOLIO CHARACTERISTICS
                                                October 31, 2000

Current P/E Ratio                                          15.6x
Portfolio Price/Book Ratio                                 1.48x
Market Capitalization - $ - Weighted Average            3.02 Bil
Number of Holdings                                            59


MONEY MANAGERS

AEW Capital Management, L.P.
Cohen & Steers Capital Management, Inc.
Security Capital Global
   Capital Management Group Incorporated


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Real Estate Securities Fund Class S assumes initial investment on November 1, 1990.

** NAREIT Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++   Real Estate Securities Fund Class S performance has been linked with
     Class E to provide historical perspective. For the period, November 4, 1996 (commencement of sale) through May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Real Estate Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                 Real Estate Securities Fund 114

REAL ESTATE SECURITIES FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                   MARKET
                                                     NUMBER         VALUE
                                                       OF           (000)
                                                     SHARES           $
                                                   ---------       -------

COMMON STOCKS (B) - 96.5%
Apartment - 26.3%
Amli Residential Properties Trust                    203,600         4,708
Apartment Investment & Management Co. Class A        670,215        30,620
Archstone Communities Trust                          440,724        10,385
Avalonbay Communities, Inc.                          753,130        34,597
Brookfield Properties Corp.                          970,200        14,856
Camden Property Trust                                185,429         5,308
Equity Residential Properties Trust                  646,688        30,435
Essex Property Trust, Inc.                           237,500        12,350
Post Properties, Inc.                                316,146        11,045
Smith (Charles E.) Residential Realty, Inc.          434,750        19,129
Summit Properties, Inc.                              133,600         3,206
Sun Communities, Inc.                                 73,600         2,236
United Dominion Realty Trust, Inc.                    40,800           428
                                                                   -------
                                                                   179,303
                                                                   -------

HEALTH CARE - 4.4%
Health Care Property Investors, Inc.                 493,300        14,491
Manor Care, Inc. (a)                                 301,300         5,028
Nationwide Health Properties, Inc.                   718,200        10,728
                                                                   -------
                                                                    30,247
                                                                   -------

HOTELS/LEISURE - 6.8%
Hospitality Properties Trust                         212,600         4,584
Host Marriott Corp.                                  510,400         5,423
MeriStar Hospitality Corp.                           182,900         3,498
Starwood Hotels & Resorts Worldwide, Inc.          1,115,600        33,050
                                                                   -------
                                                                    46,555
                                                                   -------

LEASING - 0.3%
Franchise Finance Corp. of America                    93,000         1,889
                                                                   -------

OFFICE/INDUSTRIAL - 40.5%
AMB Property Corp.                                   585,900        13,769
Arden Realty Group, Inc.                             947,850        22,748
Boston Properties, Inc.                              750,150        30,381
Cabot Industrial Trust                                89,400         1,687
CarrAmerica Realty Corp.                             145,200         4,292
Cousins Properties, Inc.                             119,600         3,110
Crescent Operating, Inc. (a)                          26,300            24
Crescent Real Estate Equities, Inc.                  419,900         8,450
Duke-Weeks Realty Corp.                              336,819         7,978
Equity Office Properties Trust                     1,707,387        51,435
First Industrial Realty Trust, Inc.                   99,500         3,072
Frontline Capital Group (a)                          269,100         3,835
Highwoods Properties, Inc.                           253,400         5,480
Kilroy Realty Corp.                                  182,100         4,746
Liberty Property Trust                               457,400        12,093
Mack-Cali Realty Corp.                               795,100        21,567
Pacific Gulf Properties, Inc.                        117,000         3,108
Prentiss Properties Trust                            544,000        13,804
ProLogis Trust                                       862,118        18,104
Reckson Associates Realty Corp.                      440,600         9,969
SL Green Realty Corp.                                222,400         5,963
Spieker Properties, Inc.                             531,000        29,404
Trizec Hahn Corp.                                     92,600         1,384
                                                                   -------
                                                                   276,403
                                                                   -------

OUTLET CENTERS - 0.5%
Chelsea GCA Realty, Inc.                             104,900         3,383
                                                                   -------

REGIONAL MALLS - 6.9%
General Growth Properties, Inc.                      673,500        19,868
Macerich Co. (The)                                   265,200         5,205
Rouse Co. (The)                                      239,100         5,903
Simon Property Group, Inc.                           540,450        12,059
Taubman Centers, Inc.                                 37,100           406
Urban Shopping Centers, Inc.                          81,600         3,912
                                                                   -------
                                                                    47,353
                                                                   -------

SELF STORAGE - 2.5%
Public Storage, Inc.                                 676,056        15,211
Shurgard Storage Centers, Inc. Class A                79,800         1,810
                                                                   -------
                                                                    17,021
                                                                   -------

SHOPPING CENTER - 8.3%
Federal Realty Investment Trust                      443,800         8,543
Kimco Realty Corp.                                   323,900        13,037
Pan Pacific Retail Properties, Inc.                   61,400         1,255
Philips International Realty Corp.                    79,600         1,323
Regency Realty Corp.                                 144,400         3,249
Vornado Realty Trust                                 831,100        28,933
                                                                   -------
                                                                    56,340
                                                                   -------

TOTAL COMMON STOCKS
(cost $586,028)                                                    658,494
                                                                   -------

115 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

                                                                October 31, 2000

                                                   PRINCIPAL         MARKET
                                                     AMOUNT          VALUE
                                                     (000)            (000)
                                                       $                $
                                                   ---------        --------

SHORT-TERM INVESTMENTS - 4.9%
Frank Russell Investment Company Money Market
   Fund, due on demand (c)                            33,152          33,152
                                                                    --------

TOTAL SHORT-TERM INVESTMENTS
(cost $33,152)                                                        33,152
                                                                    --------

TOTAL INVESTMENTS - 101.4%
(identified cost $619,180)                                           691,646

OTHER ASSETS AND LIABILITIES,
NET - (1.4%)                                                          (9,630)
                                                                    --------

NET ASSETS - 100.0%                                                  682,016
                                                                    ========

(a)  Nonincome-producing security.
(b) All common stocks held are Real Estate Investment Trusts (REIT) with the exception of the following:
      Brookfield Properties Corp.
      Crescent Operating, Inc.
      Host Marriott Corp.
      Manor Care, Inc.
      Rouse Co. (The)
      Starwood Hotels & Resorts Worldwide, Inc.
      Trizek Hahn Corp.
(c)  At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund 116

REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $619,180)  .................   $ 691,646
Receivables:
 Dividends ........................................................         599
 Investments sold .................................................       2,146
 Fund shares sold .................................................         783
Prepaid expenses ..................................................           6
                                                                      ---------

   Total assets ...................................................     695,180

LIABILITIES
Payables:
 Investments purchased ...........................  $  11,681
 Fund shares redeemed ............................        672
 Accrued fees to affiliates ......................        728
 Other accrued expenses ..........................         83
                                                    ---------

   Total liabilities ..............................................      13,164
                                                                      ---------

NET ASSETS ........................................................   $ 682,016
                                                                      =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ......   $    (570)
Accumulated net realized gain (loss)  .............................     (32,902)
Unrealized appreciation (depreciation) on investments .............      72,466
Shares of beneficial interest .....................................         260
Additional paid-in capital ........................................     642,762
                                                                      ---------

NET ASSETS ........................................................   $ 682,016
                                                                      =========
NET ASSET VALUE, offering and redemption price per share:
 Class C ($3,393,235 divided by 130,878 shares of $.01 par
 value shares of beneficial interest outstanding)  ................   $   25.93
                                                                      =========
 Class E ($9,093,863 divided by 348,879 shares of $.01 par
 value shares of beneficial interest outstanding)  ................   $   26.07
                                                                      =========
 Class S ($669,528,433 divided by 25,532,481 shares of $.01 par
 value shares of beneficial interest outstanding)  ................   $   26.22
                                                                      =========


See accompanying notes which are an integral part of the financial statements.

117 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                          TEN MONTHS ENDED      YEAR ENDED
                                                                          OCTOBER 31, 2000   DECEMBER 31, 1999
                                                                         ------------------ -------------------

INVESTMENT INCOME
 Dividends .............................................................      $  32,522          $  38,576
 Dividends from Money Market Fund ......................................          1,479              1,751
 Interest ..............................................................             --                  2
                                                                              ---------          ---------

   Total investment income .............................................         34,001             40,329
                                                                              ---------          ---------

EXPENSES
 Advisory fees .........................................................          4,399              4,886
 Administrative fees ...................................................            276                308
 Custodian fees ........................................................            224                250
 Distribution fees - Class C ...........................................             16                  6
 Transfer agent fees ...................................................          1,252              1,339
 Professional fees .....................................................             62                 28
 Registration fees .....................................................             56                123
 Shareholder servicing fees - Class C ..................................              5                  2
 Shareholder servicing fees - Class E ..................................             17                 11
 Trustees' fees ........................................................             14                  7
 Miscellaneous .........................................................            103                 71
                                                                              ---------          ---------

Expense before reductions ..............................................          6,424              7,031
Expense reductions .....................................................             (4)                --
                                                                              ---------          ---------

   Expenses, net .......................................................          6,420              7,031
                                                                              ---------          ---------

Net investment income ..................................................         27,581             33,298
                                                                              ---------          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments ................................         (9,932)           (22,242)
Net change in unrealized appreciation (depreciation) on investments ....         94,886            (10,653)
                                                                              ---------          ---------

Net realized and unrealized gain (loss)  ...............................         84,954            (32,895)
                                                                              ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................      $ 112,535          $     403
                                                                              =========          =========

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund 118

REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                    TEN MONTHS ENDED     YEAR ENDED          YEAR ENDED
                                                                    OCTOBER 31, 2000  DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                    ----------------  -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................     $  27,581          $  33,298           $  30,253
 Net realized gain (loss)  .......................................        (9,932)           (22,242)             (1,281)
 Net change in unrealized appreciation (depreciation)  ...........        94,886            (10,653)           (137,901)
                                                                       ---------          ---------           ---------

   Net increase (decrease) in net assets from operations .........       112,535                403            (108,929)
                                                                       ---------          ---------           ---------
DISTRIBUTIONS
 From net investment income
   Class C .......................................................           (78)               (67)                 --
   Class E .......................................................          (266)              (358)                (26)
   Class S .......................................................       (21,539)           (42,467)            (26,915)
 From net realized gain
   Class E .......................................................            --                 --                  (7)
   Class S .......................................................            --                 --              (9,488)
                                                                       ---------          ---------           ---------

     Net decrease in net assets from distributions ...............       (21,883)           (42,892)            (36,436)
                                                                       ---------          ---------           ---------
SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ...        (6,841)            63,525             106,663
                                                                       ---------          ---------           ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................        83,811             21,036             (38,702)

NET ASSETS
 Beginning of period .............................................       598,205            577,169             615,871
                                                                       ---------          ---------           ---------
 End of period (including accumulated distributions in excess of net investment income of $570 and $6,282, and undistributed
   net investment income of $3,312, respectively)  ...............     $ 682,016          $ 598,205           $ 577,169
                                                                       =========          =========           =========

See accompanying notes which are an integral part of the financial statements.

119 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               2000*         1999**
                                                           ------------   ------------

NET ASSET VALUE, BEGINNING OF PERIOD ...................   $      22.69   $      24.13
                                                           ------------   ------------

INCOME FROM OPERATIONS
 Net investment income (a)  ............................            .84           1.08
 Net realized and unrealized gain (loss)  ..............           3.11          (1.06)
                                                           ------------   ------------

   Total income from operations ........................           3.95            .02
                                                           ------------   ------------

DISTRIBUTIONS
 From net investment income ............................           (.71)         (1.46)
                                                           ------------   ------------

NET ASSET VALUE, END OF PERIOD .........................   $      25.93   $      22.69
                                                           ============   ============

TOTAL RETURN (%)(b)  ...................................          17.54            .19

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............          3,393          1,771

 Ratios to average net assets (%)(c):
   Operating expenses ..................................           2.16           2.14
   Net investment income ...............................           4.06           5.12

 Portfolio turnover rate (%)  ..........................          53.30          42.69

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                 Real Estate Securities Fund 120

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                          YEARS ENDED DECEMBER 31,
                                                                ------------------------------------------
                                                    2000*        1999        1998        1997      1996**
                                                   -------     -------     -------     -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD ...........   $ 22.76     $ 24.27     $ 31.02     $ 29.18     $ 26.67
                                                   -------     -------     -------     -------     -------

INCOME FROM OPERATIONS
 Net investment income (a) .....................       .98        1.28        1.26        1.14         .24
 Net realized and  unrealized gain (loss) ......      3.14       (1.24)      (6.12)       3.95        3.85
                                                   -------     -------     -------     -------     -------

   Total income from operations ................      4.12         .04       (4.86)       5.09        4.09
                                                   -------     -------     -------     -------     -------

DISTRIBUTIONS
 From net investment income ....................      (.81)      (1.55)      (1.43)      (1.04)       (.32)
 From net realized gain ........................        --          --        (.46)      (2.21)      (1.26)
                                                   -------     -------     -------     -------     -------

   Total distributions .........................      (.81)      (1.55)      (1.89)      (3.25)      (1.58)
                                                   -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD .................   $ 26.07     $ 22.76     $ 24.27     $ 31.02     $ 29.18
                                                   =======     =======     =======     =======     =======

TOTAL RETURN (%)(b)  ...........................     18.24         .30      (16.25)      18.20       15.75

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .....     9,094       7,134         843         388         101

 Ratios to average net assets (%)(c):
   Operating expenses ..........................      1.41        1.39        1.47        1.71        1.77
   Net investment income .......................      4.78        5.42        4.90        3.94        5.31

 Portfolio turnover rate (%)  ..................     53.30       42.69       42.58       49.40       51.75

*   For the ten months ended October 31, 2000.
**  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

121 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------------
                                                         2000*      1999       1998       1997       1996       1995
                                                      ---------- ---------- ---------- ---------- ---------- ----------

NET ASSET VALUE, BEGINNING OF PERIOD ..............   $    22.86 $    24.44 $    30.86 $    29.19 $    23.51 $    22.53
                                                      ---------- ---------- ---------- ---------- ---------- ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................         1.04       1.30       1.34       1.36       1.39       1.32
 Net realized and unrealized gain (loss)  .........         3.15      (1.20)     (6.13)      3.93       6.89       1.03
                                                      ---------- ---------- ---------- ---------- ---------- ----------

   Total income from operations ...................         4.19        .10      (4.79)      5.29       8.28       2.35
                                                      ---------- ---------- ---------- ---------- ---------- ----------
DISTRIBUTIONS
 From net investment income .......................         (.83)     (1.68)     (1.17)     (1.41)     (1.34)     (1.35)
 From net realized  gain ..........................           --         --       (.46)     (2.21)     (1.26)     (0.02)
                                                      ---------- ---------- ---------- ---------- ---------- ----------

   Total distributions ............................         (.83)     (1.68)     (1.63)     (3.62)     (2.60)     (1.37)
                                                      ---------- ---------- ---------- ---------- ---------- ----------

NET ASSET VALUE, END OF PERIOD ....................   $    26.22 $    22.86 $    24.44 $    30.86 $    29.19 $    23.51
                                                      ========== ========== ========== ========== ========== ==========

TOTAL RETURN (%)(b)  ..............................        18.53        .55     (15.94)     18.99      36.81      10.87

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........      669,529    589,300    576,326    615,483    445,619    290,990

 Ratios to average net assets (%)(c):
   Operating expenses .............................         1.16       1.14       1.05       1.02       1.04       1.04
   Net investment income ..........................         5.00       5.41       4.93       4.57       5.64       6.10

 Portfolio turnover rate (%)  .....................        53.30      42.69      42.58      49.40      51.75      23.49

*   For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                 Real Estate Securities Fund 122

SHORT-TERM BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: The preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

  DATES               SHORT TERM BOND - CLASS S++     ML 1-2.99 **

Inception*                       $10,000                 $10,000
   1991                          $11,176                 $11,128
   1992                          $11,836                 $12,039
   1993                          $12,572                 $12,740
   1994                          $12,704                 $12,892
   1995                          $13,776                 $14,045
   1996                          $14,549                 $14,875
   1997                          $15,434                 $15,840
   1998                          $16,449                 $17,060
   1999                          $16,918                 $17,571
   2000                          $17,946                 $18,638

  Total                         $153,360                $156,827

                        YEARLY PERIODS ENDED OCTOBER 31

SHORT TERM BOND FUND - CLASS S                  SHORT TERM BOND FUND - CLASS C ++++++

PERIODS ENDED   GROWTH OF      TOTAL            PERIODS ENDED    GROWTH OF          TOTAL
  10/31/00       $10,000      RETURN               10/31/00       $10,000          RETURN
----------------------------------------        ---------------------------------------------
1 Year           $10,608       6.08%            1 Year            $10,498          4.98%
5 Years          $13,027       5.43%(S)         5 Years           $12,805          5.06%(S)
10 Years         $17,946       6.02%(S)         10 Years          $17,639          5.84%(S)


SHORT TERM BOND FUND - CLASS E ++++             MERRILL LYNCH 1-2.99 YEARS TREASURY INDEX

PERIODS ENDED   GROWTH OF      TOTAL            PERIODS ENDED    GROWTH OF          TOTAL
  10/31/00       $10,000      RETURN               10/31/00       $10,000          RETURN
----------------------------------------        ---------------------------------------------
1 Year           $10,580       5.80%            1 Year            $10,607          6.07%
5 Years          $12,967       5.33%(S)         5 Years           $13,270          5.82%(S)
10 Years         $17,863       5.97%(S)         10 Years          $18,638          6.42%(S)

123 Short-Term Bond Fund

SHORT-TERM BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Short-Term Bond Fund Class S, Class E, and Class C shares gained 5.64%, 5.36%, and 4.67%, respectively. This compared to a 5.72% return for the Merrill Lynch 1-2.99 Years Treasury Index.

The Fund's performance reflected the advantage that US Treasuries held over corporate securities for most of the fiscal period.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates.
 After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.

The Fund's fiscal period performance results generally benefited from the portfolio's yield advantage. However, Fund returns did experience some setbacks due to its exposure in the poor performing corporate sector.


TOP TEN ISSUERS
(as a percent of Total Investments)         October 31, 2000

Federal National Mortgage Association               5.7%
DaimlerChrysler                                     4.5
Ford Credit Auto Owner Trust                        3.8
Ford Motor Credit Co.                               3.4
General Motors Acceptance Corp.                     3.3
General Electric Capital Corp.                      2.9
CIT Group, Inc.                                     2.8
United States Treasury                              2.8
Federal Home Loan Mortgage Corp.                    2.7
Manitoba, Province of                               2.5


PORTFOLIO CHARACTERISTICS
                                            October 31, 2000

Weighted Average Quality Diversification                  AAA
Weighted Average Years-to-Maturity                  2.2 Years
Weighted Average Duration                           1.5 Years
Current Yield (SEC 30-day standardized)
 Class S                                                 6.4%
 Class E                                                 6.1%
 Class C                                                 5.4%
Number of Issues                                          232
Number of Issuers                                         172


MONEY MANAGERS                                   STYLES

BlackRock Financial Management               Mortgage/Asset-
                                                Backed Specialist
Standish, Ayer & Wood, Inc.                  Corporate Specialist
STW Fixed Income Management, Ltd.            Sector Rotation

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Short-Term Bond Fund Class S assumes initial investment on November 1,
       1990.
** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.
++++ Short-Term Bond Fund Class S performance has been linked with Class E to provide historical perspective. From February 18, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.
++++++ Short-Term Bond Fund Class S and Class E performance has been linked with
       Class C to provide historical perspective. From March 3, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.
(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                        Short-Term Bond Fund 124

SHORT TERM BOND FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                       PRINCIPAL      MARKET
                                        AMOUNT         VALUE
                                         (000)         (000)
                                           $             $
                                       ---------      ------

LONG-TERM INVESTMENTS - 94.6%
ASSET-BACKED SECURITIES - 31.5%
AFC Home Equity Loan Trust
 Series 1993-2 Class A
 6.000% due 01/20/13                          11          11
American Express Credit Account Master
 Trust
 Series 1997-1 Class A
 6.400% due 04/15/05                       7,500       7,460
Banc One Automobile Grantor Trust
 Series 1997-A Class A
 6.270% due 11/20/03                         955         952
Boston Edison Co.
 Series 1999-1 Class A2
 6.450% due 09/15/05                       8,000       7,895
California Infrastructure SCE-1
 Series 1997-1 Class A4
 6.220% due 03/25/04                       5,160       5,123
Captec Franchise Trust
 Series 1999-1 Class A1
 6.504% due 05/25/05                       1,155       1,142
Case Equipment Loan Trust
 Series 1997-B Class C
 6.410% due 09/15/04                          45          44
Chase Manhattan Automobile Owner Trust
 Series 1998-B Class A4
 5.800% due 02/17/03                       2,000       1,982
Chase Manhattan Credit Card
 Master Trust
 Series 1996-3 Class A
 7.040% due 02/15/05                       6,000       6,006
Chevy Chase Automobile Receivables
 Trust
 Series 1997-1 Class A
 6.500% due 10/15/03                         374         373
 Series 1997-2 Class A
 6.350% due 01/15/04                         128         127
 Series 1997-3 Class A
 6.200% due 03/20/04 (a)                     281         279
Citibank Credit Card Master Trust I
 Series 1997-2 Class A
 6.550% due 02/15/04                       9,500       9,461
Conseco Finance
 Securitizations Corp.
 Series 2000-2 Class A3
 8.070% due 12/01/30                       1,150       1,171
Copelco Capital Funding Corp.
 Series 1999-A Class A2
 5.500% due 03/15/01                          29          29
 Series 1999-A Class A3
 5.665% due 03/15/02                         750         746
 Series 1999-A Class A5
 5.950% due 06/15/04                       1,250       1,218
 Series 1999-B Class A3
 6.610% due 12/18/02                         850         849
DaimlerChrysler Automobile Trust
 Series 2000-A Class A3
 7.090% due 12/06/03                       4,300       4,323
 Series 2000-B Class A4
 7.630% due 06/08/05                       5,000       5,113
Delta Funding Home Equity
 Loan Trust
 Series 1998-1 Class A2A
 6.830% due 05/25/30 (a)                     132         132
Discover Card Master Trust I
 Series 1998-7 Class A
 5.600% due 05/16/06                       3,500       3,387
 Series 1999-1 Class B
 5.550% due 08/15/04                         650         638
First Security Automobile
 Owner Trust
 Series 1999-1 Class A3
 5.580% due 06/15/03                       1,067       1,063
FMAC Loan Receivables Trust
 Series 1998-CA Class A1
 5.990% due 11/15/04                         583         568
Ford Credit Automobile Owner Trust
 Series 1997-B Class B
 6.400% due 05/15/02                         825         821
 Series 1999-B Class A4
 5.800% due 06/15/02                       1,225       1,219
 Series 1999-D Class A4
 6.400% due 10/15/02                       1,100       1,096
 Series 2000-A Class A3
 6.820% due 06/17/02                       3,195       3,195
 Series 2000-E Class A3
 6.740% due 12/15/02                       4,000       3,996
 Series 2000-E Class A5
 6.770% due 10/15/04                       6,000       6,015
Green Tree Financial Corp.
 Series 1995-9 Class A5
 6.800% due 12/15/25                       1,300       1,293
 Series 1998-1 Class A3
 5.950% due 11/01/29                       1,250       1,246
Honda Automobile Receivables Owner
 Trust
 Series 2000-1 Class A3
 6.620% due 07/15/04                       1,500       1,499
Honda Automobile Lease Trust
 Series 1999-A Class A3

125 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                       PRINCIPAL      MARKET
                                        AMOUNT         VALUE
                                         (000)         (000)
                                           $             $
                                       ---------      ------

 6.100% due 01/15/02                       3,461       3,452
 Series 1999-A Class A4
 6.450% due 09/16/02                       1,000         996
IMC Home Equity Loan Trust
 Series 1998-1 Class A3
 6.410% due 04/20/18                         760         752
MBNA Master Credit Card Trust
 Series F Class A
 6.600% due 11/15/04                      10,000       9,994
Mellon Automobile Grantor Trust
 Series 2000-1 Class A
 7.180% due 10/15/06                       1,374       1,382
Navistar Financial Corp. Owner Trust
 Series 1999-A Class A3
 5.950% due 04/15/03                       1,675       1,661
Newcourt Equipment Trust Securities
 Series 1998-1 Class A3
 5.240% due 12/20/02                         571         566
 Series 1998-2 Class A3
 5.450% due 10/15/02                         298         296
Nissan Automobile Lease Trust
 Series 2000-A Class A3
 7.800% due 05/20/03                       1,125       1,141
Nissan Automobile Receivables Owner
 Trust
 Series 1999-A Class A3
 6.470% due 09/15/03                       1,025       1,021
Olympic Automobile
 Receivables Trust
 Series 1996-D Class CTFS
 6.125% due 04/15/02                       1,450       1,445
PBG Equipment Trust
 Series 1A Class A
 6.270% due 01/20/12                         749         729
Peoplefirst.com Automobile Receivables
 Owner Trust
 Series 2000-1 Class A4
 7.405% due 12/15/06                       9,500       9,666
Premier Automobile Trust
 Series 1999-1 Class A3
 5.690% due 11/08/02                       8,257       8,213
 Series 1999-3 Class A4
 6.430% due 03/08/04 (a)                   1,600       1,593
Ryder Vehicle Lease Trust
 Series 1998-A Class A
 6.100% due 09/15/08 (a)                     424         420
 Series 1999-A Class A4
 6.890% due 04/15/05                       1,100       1,102
The Money Store Home Equity Trust
 Series 1995-B Class A6
 7.500% due 01/15/26                       1,000       1,006
The Money Store Small Business
 Administration Loan Trust
 Series 1996-2 Class A
 7.181% due 04/15/24 (a)                     616         619
 Series 1997-1 Class A
 7.126% due 01/15/25 (a)                     891         785
 Series 1997-1 Class B
 7.598% due 01/15/25 (a)                     594         527
Toyota Automobile Receivables
 Owners Trust
 Series 2000-A Class A3
 7.180% due 08/15/04                         825         832
UCFC Home Equity Loan
 Series 1993-B1 Class A-1
 6.075% due 07/25/14                          31          30
USAA Automobile Loan
 Grantor Trust
 Series 1999-1 Class A
 6.100% due 02/15/06 (a)                   1,348       1,338
WFS Financial Owner Trust
 Series 2000-A Class A4
 7.410% due 09/20/07                       3,500       3,554
 Series 2000-C Class A4
 7.170% due 02/20/08                       1,000       1,008
Wilshire Funding Corp.
 Series 1998-WFC2 Class A3
 7.000% due 12/28/37                         635         614
World Omni Automobile
 Lease Securitization Trust
 Series 1999-A Class A1
 6.871% due 02/15/02 (a)                   1,472       1,471
                                                     -------
                                                     136,685
                                                     -------

CORPORATE BONDS AND NOTES - 40.1%
Aerofreighter Finance Trust
 7.850% due 10/30/09                         563         548
Associates Corp. of North America
 6.500% due 07/15/02                       2,700       2,678
 5.750% due 11/01/03                       1,825       1,761
AT&T Capital Corp.
 6.250% due 05/15/01                       1,550       1,536
AT&T Corp.
 5.625% due 03/15/04                         600         566
Avon Energy Partners Holdings
 6.730% due 12/11/02                         310         303
Banco Latinoamerica
 de Exportaciones, S.A.
 6.500% due 04/02/01                       2,200       2,195

                                                        Short Term Bond Fund 126

SHORT TERM BOND FUND

                                                                October 31, 2000

                                       PRINCIPAL      MARKET
                                        AMOUNT         VALUE
                                         (000)         (000)
                                           $             $
                                       ---------      ------

Bank of America Corp.
 Series H
 7.350% due 04/03/02                       9,300       9,371
Bank One Corp.
 6.400% due 08/01/02                       2,725       2,693
Business Loan Center, Inc.
 Series 1998-1A
 6.750% due 04/02/05 (a)                   1,028       1,028
CIT Group, Inc.
 6.500% due 06/14/02                       3,800       3,741
 7.375% due 03/15/03                       8,400       8,413
Comdisco, Inc.
 6.000% due 01/30/02                       2,000       1,877
Compaq Computer Corp.
 7.450% due 08/01/02                       1,100       1,098
Conseco, Inc.
 6.400% due 06/15/01 (a)                   1,850       1,610
Cox Communications, Inc.
 7.000% due 08/15/01                       2,000       1,995
CSX Corp.
 Series C
 5.850% due 12/01/03                       1,000         958
DaimlerChrysler North America Holding
 Corp.
 7.125% due 03/01/02                         400         400
 6.960% due 08/23/02 (a)                   2,250       2,256
 7.750% due 05/27/03                       7,300       7,431
Duke Energy Corp.
 7.125% due 09/03/02                       1,750       1,758
El Paso Energy Corp.
 Series B
 6.625% due 07/15/01                       1,050       1,044
ERAC USA Finance Co.
 6.375% due 05/15/03                       1,900       1,822
First Bank South Dakota
 6.834% due 12/20/00 (a)                     500         500
First Union Corp.
 6.950% due 11/01/04                       1,500       1,478
Firstar Corp.
 6.500% due 07/15/02                       2,145       2,134
FleetBoston Financial Corp.
 7.250% due 09/15/05                       1,850       1,860
Ford Motor Credit Co.
 7.500% due 06/15/03                       7,000       7,049
 5.750% due 02/23/04                       5,000       4,775
 6.700% due 07/16/04                       2,870       2,811
Franchise Finance Corp.
 7.000% due 11/30/00                       1,575       1,573
General Electric Capital Corp.
 5.430% due 02/25/02                       4,000       3,937
 Series A
 5.180% due 02/01/02                       2,380       2,331
 6.520% due 10/08/02                       1,025       1,021
 5.880% due 05/19/03                       5,500       5,394
General Motors Acceptance Corp.
 5.350% due 04/16/01                       5,500       5,460
 7.500% due 06/06/02                       6,500       6,543
 8.500% due 01/01/03                       1,500       1,546
 5.750% due 11/10/03                         750         724
Household Finance Corp.
 6.125% due 07/15/02 (a)                   1,000         985
IBM Credit Corp.
 6.450% due 11/12/02                       1,300       1,295
IMC Global, Inc.
 6.625% due 10/15/01                       1,550       1,527
International Lease Finance Corp.
 5.625% due 05/01/02                       1,000         980
Kern River Funding Corp.
 Series B
 6.720% due 09/30/01                       1,125       1,117
Lehman Brothers Holdings, Inc.
 6.625% due 04/01/04                         450         437
 7.750% due 01/15/05                       2,000       2,017
Mellon Bank North America
 6.750% due 06/01/03                       1,900       1,892
Metropolitan Life Insurance Co.
 6.300% due 11/01/03                         730         714
Morgan Stanley Dean Witter & Co.
 5.625% due 01/20/04                       1,750       1,683
Nabisco, Inc.
 6.000% due 02/15/01 (a)                     415         412
National Westminster Bank
 9.450% due 05/01/01                       1,500       1,516
 9.375% due 11/15/03                       8,000       8,513
NationsBank Corp.
 8.125% due 06/15/02                       2,750       2,805
Norwest Financial, Inc.
 6.375% due 09/15/02                       1,000         990
Osprey Trust/Osprey I
 7.797% due 01/15/03                         200         200
Panamsat Corp.
 6.000% due 01/15/03                       1,100       1,052
Paramount Communications, Inc.
 7.500% due 01/15/02                         875         875
Popular North America, Inc.
 Series D
 6.875% due 06/15/01                       1,100       1,099

127 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
                                         (000)        (000)
                                           $            $
                                       ---------     -------

Procter & Gamble
 9.625% due 01/14/01                       6,920       6,944
Qwest Corp.
 7.200% due 11/01/04                       1,000         994
Salomon Smith Barney
 Holdings, Inc.
 6.625% due 07/01/02                          75          75
 6.500% due 10/15/02                         300         298
Sears Roebuck Acceptance Corp.
 Series II
 6.690% due 04/30/01                       1,800       1,793
 Series III
 6.820% due 10/17/02                       6,000       5,966
Suntrust Banks, Inc.
 8.250% due 07/15/02                       1,825       1,848
Textron, Inc.
 6.750% due 09/15/02                      11,000      10,918
TRW, Inc.
 6.500% due 06/01/02                       1,725       1,693
US West Capital Funding, Inc.
 6.875% due 08/15/01                       1,230       1,227
Waste Management, Inc.
 7.100% due 08/01/26                       1,175       1,139
Wells Fargo Co.
 6.500% due 09/03/02                       1,500       1,494
WHX Corp.
 9.375% due 11/15/03                       1,700       1,744
Worldcom, Inc.
 7.875% due 05/15/03                       1,500       1,524
                                                     -------
                                                     173,984
                                                     -------

EURODOLLAR BONDS - 1.5%
American Express Travel
 6.410% due 10/24/01 (a)                   1,500       1,499
Argentina, Republic of
 Series B
 Zero Coupon due 04/15/01                  1,500       1,452
Deutsche Telekom International
 Finance BV
 7.750% due 06/15/05                       1,250       1,271
Ontario, Province of
 7.375% due 01/27/03                       1,000       1,014
Telefonica Europe BV
 7.350% due 09/15/05                       1,275       1,277
                                                     -------
                                                       6,513
                                                     -------

MORTGAGE-BACKED SECURITIES - 12.5%
Asset Securitization Corp.
 Series 1997-D5 Class A1A
 6.500% due 02/14/41                         747         742
Bank One Mortgage-backed
 Pass-through Certificate
 Series 2000-2 Class 4A
 6.673% due 03/15/30 (a)                   1,015       1,011
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
 7.010% due 05/25/29                         798         790
Chase Commercial Mortgage
 Securities Corp.
 Series 1997-2 Class A1
 6.450% due 12/19/04                       1,511       1,495
Deutsche Mortgage & Asset
 Receiving Corp.
 Series 1998-C1 Class A1
 6.220% due 09/15/07                           2           2
DLJ Mortgage Acceptance Corp.
 Series 1995-CF2 Class A1A
 6.650% due 12/17/27                         240         238
 Series 1996-CF2 Class A1A
 6.860% due 11/12/21                         554         553
 Series 1997-CF1 Class A1A
 7.400% due 05/15/06                         941         951
Federal Home Loan Mortgage Corp.
 Participation Certificate
 9.000% due 2005                              92          93
 6.250% due 2007                              26          26
 6.500% due 2008                           1,636       1,602
 5.500% due 2009                           2,095       2,007
 6.000% due 2011                           1,718       1,665
 7.000% due 2011                           1,114       1,111
 7.552% due 2022 (a)                       1,404       1,419
 6.968% due 2027 (a)                       1,873       1,865
 6.706% due 2029 (a)                       1,995       1,967
Federal National Mortgage Association
 7.000% due 2004                             435         431
 8.750% due 2004                              13          13
 6.500% due 2008                           1,334       1,314
 5.500% due 2009                           8,123       7,691
 7.000% due 2009                           1,309       1,307
 8.000% due 2009 (a)                       1,381       1,406
 7.000% due 2014 (a)                         569         568
 7.500% due 2014                           1,108       1,122
 6.939% due 2018 (a)                       1,107       1,098
 8.186% due 2022 (a)                         829         852
 8.280% due 2024 (a)                       1,941       1,995
 8.190% due 2029 (a)                         903         922
 7.500% due 2030                           1,747       1,744
 Series 1998-32 Class TB
 6.000% due 05/18/13                         775         764

                                                        Short Term Bond Fund 128

SHORT TERM BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL    MARKET
                                         AMOUNT       VALUE
                                          (000)       (000)
                                            $           $
                                        --------     -------

Goldman Sachs Mortgage
 Securities Corp.
 Series 2000-1 Class A
 6.970% due 06/20/24 (a)                   1,300       1,302
Government National Mortgage Association
 7.250% due 2006                             993         999
 7.000% due 2007                              58          58
 6.000% due 2008                             724         707
 7.000% due 2008                             722         725
 7.000% due 2009                           1,715       1,722
 8.250% due 2009                             563         574
 7.000% due 2011                             347         347
 7.000% due 2012                             349         349
 7.500% due 2013                             986       1,001
 9.500% due 2017                               4           4
 6.750% due 2022                           1,298       1,309
 7.375% due 2024 (a)                         569         573
 6.750% due 2027                             411         414
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
 7.050% due 05/25/24                         134         133
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
 7.500% due 07/25/27                           7           7
 Series 1999-QS2 Class A3
 6.500% due 02/25/29                         457         436
Resolution Trust Corp. Mortgage
 Pass-thru Certificate
 Series 1995-2 Class C1
  7.450% due 05/25/29 (a)                    308         303
Structured Asset Mortgage
 Investments, Inc.
 Series 1998-9 Class 2A2
 6.125% due 11/25/13                       1,185       1,142
Union Planters Mortgage
 Finance Corp.
 Series 1998-A Class A1
 6.350% due 01/25/28                         241         241
 Series 1999-1 Class A1
 6.250% due 04/01/29                         451         438
Washington Mutual Step Up Bond
 Series 2000-1 Class A1
 6.911% due 06/25/24 (a)                   2,173       2,170
Wilshire Funding Corporation
 Series 1997-WFC1 Class A1
 7.250% due 08/25/27                         265         264
                                                     -------
                                                      53,982
                                                     -------

MUNICIPAL BONDS - 0.5%
Missouri Higher Education
 Loan Authority
 Series 97 Class P
 6.600% due 07/25/08 (a)                     812         804
Philadelphia, Pennsylvania, Authority
 for Industrial Development
 Series 1997 Class A
 6.488% due 06/15/04                       1,367       1,353
                                                     -------
                                                       2,157
                                                     -------

UNITED STATES GOVERNMENT AGENCIES - 1.1%
Federal Home Loan Bank
 Series 1TO1
 5.875% due 08/15/01                       1,800       1,790
Federal National Mortgage Association
 5.250% due 01/15/03                       1,000         976
 5.125% due 02/13/04                       2,275       2,183
                                                     -------
                                                       4,949
                                                     -------

UNITED STATES GOVERNMENT TREASURIES - 2.8%
United States Treasury Notes
 5.500% due 08/31/01                         375         372
 6.500% due 02/28/02                       2,930       2,941
 6.625% due 05/31/02                       1,565       1,577
 6.375% due 06/30/02                       1,000       1,005
 3.625% due 07/15/02                       2,965       2,971
 6.125% due 08/31/02                         925         927
 6.250% due 08/31/02                         100         100
 3.625% due 01/15/08                       1,903       1,872
 5.750% due 08/15/10                         185         185
                                                     -------
                                                      11,950
                                                     -------

YANKEE BONDS - 4.6%
Edperbrascan Corp.
 7.375% due 10/01/02                       2,000       1,963
Manitoba, Province of
 8.000% due 04/15/02                       5,600       5,699
 Series CZ
 6.750% due 03/01/03                       5,200       5,220
Royal Caribbean Cruises, Ltd.
 7.125% due 09/18/02                       2,150       2,092
Tyco International, Ltd.
 6.500% due 11/01/01                       3,000       2,971
Westpac Banking, Ltd.
 7.875% due 10/15/02                       2,006       2,041
                                                     -------
                                                      19,986
                                                     -------

TOTAL LONG-TERM INVESTMENTS
(cost $412,442)                                      410,206
                                                     -------

129 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
                                         (000)        (000)
                                           $            $
                                       ---------     -------

SHORT-TERM INVESTMENTS - 4.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                        18,972      18,972
Merrill Lynch & Co., Inc.
 Commercial Paper
  6.470% due 11/16/00 (b)                    274         274
Phillips Petroleum Co.
 Commercial Paper
 6.720% due 11/07/00 (b)
                                             975         975
                                                     -------

TOTAL SHORT-TERM INVESTMENTS
(cost $20,221)                                        20,221
                                                     -------

TOTAL INVESTMENTS - 99.3%
(identified cost $432,663)                           430,427

OTHER ASSETS AND LIABILITIES,
NET - 0.7%                                             3,027
                                                     -------

NET ASSETS - 100.0%                                  433,454
                                                     =======

(a)  Adjustable or floating rate security.
(b)  At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.

                                                        Short Term Bond Fund 130

SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $432,663)................  $ 430,427
Cash............................................................      2,906
Receivables:
 Dividends and interest.........................................      5,451
 Fund shares sold...............................................        275
 From Advisor...................................................        152
Prepaid expenses................................................          4
                                                                  ---------

   Total assets.................................................    439,215

LIABILITIES
Payables:
 Investments purchased (delayed settlement).....    $   3,637
 Fund shares redeemed...........................        1,823
 Accrued fees to affiliates.....................          214
 Other accrued expenses.........................           87
                                                    ---------

   Total liabilities............................................      5,761
                                                                  ---------

NET ASSETS......................................................  $ 433,454
                                                                  =========

NET ASSETS CONSIST OF:
Undistributed net investment income.............................  $   3,075
Accumulated net realized gain (loss)............................    (20,902)
Unrealized appreciation (depreciation) on investments...........     (2,236)
Shares of beneficial interest...................................        238
Additional paid-in capital......................................    453,279
                                                                  ---------

NET ASSETS......................................................  $ 433,454
                                                                  =========

NET ASSET VALUE, offering and redemption price per share:
 Class C ($671,500 divided by 36,825 shares of $.01 par value
   shares of beneficial interest outstanding)...................  $   18.23
                                                                  =========
 Class E ($9,898,412 divided by 542,647 shares of $.01 par
   value shares of beneficial interest outstanding).............  $   18.24
                                                                  =========
 Class S ($422,884,353 divided by 23,215,442 shares of $.01 par
 value shares of beneficial interest outstanding)...............  $   18.22
                                                                  =========

See accompanying notes which are an integral part of the financial statements.

131 Short Term Bond Fund

SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                   TEN MONTHS ENDED       YEAR ENDED
                                                   OCTOBER 31, 2000    DECEMBER 31, 1999
                                                   ----------------    -----------------

INVESTMENT INCOME
 Interest......................................     $      24,355        $      26,239
 Dividends from Money Market Fund..............               953                1,092
                                                    -------------        -------------

   Total investment income.....................            25,308               27,331
                                                    -------------        -------------

EXPENSES
 Advisory fees.................................             1,700                2,041
 Administrative fees...........................               190                  229
 Custodian fees................................               171                  334
 Distribution fees - Class C...................                 5                    4
 Transfer agent fees...........................               325                  607
 Professional fees.............................                58                   10
 Registration fees.............................                 7                  159
 Shareholder servicing fees - Class C..........                 2                    1
 Shareholder servicing fees - Class E..........                20                   15
 Trustees' fees................................                11                   12
 Miscellaneous.................................                53                    3
                                                    -------------        -------------

 Expenses before reductions.....................            2,542                3,415
 Expense reductions.............................              (78)                  --
                                                    -------------        -------------

   Expenses, net................................            2,464                3,415
                                                    -------------        -------------

Net investment income...........................           22,844               23,916
                                                    -------------        -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on investments........           (2,847)              (2,426)
 Net change in unrealized appreciation
 (depreciation) on investments..................            4,814               (7,220)
                                                    -------------        -------------

Net realized and unrealized gain (loss).........            1,967               (9,646)
                                                    -------------        -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS.......................................   $      24,811        $      14,270
                                                    =============        =============

  See accompanying notes which are an integral part of the financial statements.

                                                        Short Term Bond Fund 132

SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                 TEN MONTHS ENDED        YEAR ENDED             YEAR ENDED
                                                 OCTOBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                 ----------------     -----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income......................      $        22,844     $          23,916     $          13,185
 Net realized gain (loss)...................               (2,847)               (2,426)                1,126
 Net change in unrealized appreciation
   (depreciation)...........................                4,814                (7,220)                  355
                                                 ----------------     -----------------     -----------------

   Net increase (decrease) in net assets
   from operations..........................               24,811                14,270                14,666
                                                 ----------------     -----------------     -----------------

DISTRIBUTIONS
 From net investment income
   Class C..................................                  (33)                  (24)                   --
   Class E..................................                 (425)                 (303)                   --
   Class S..................................              (19,499)              (24,023)              (13,149)
                                                 ----------------     -----------------     -----------------

     Net decrease in net assets from
     distributions..........................              (19,957)              (24,350)              (13,149)
                                                 ----------------     -----------------     -----------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from
 share transactions.........................              (28,484)              206,625                29,552
                                                 ----------------     -----------------     -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.              (23,630)              196,545                31,069

NET ASSETS
 Beginning of period........................              457,084               260,539               229,470
                                                 ----------------     -----------------     -----------------
 End of period (including undistributed net
   investment income of $3,075, $168 and
   $621, respectively)......................     $        433,454     $         457,084     $         260,539
                                                 ================     =================     =================

See accompanying notes which are an integral part of the financial statements.

133 Short Term Bond Fund

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           2000*     1999**
                                                         --------   --------

NET ASSET VALUE, BEGINNING OF PERIOD...................  $  18.13   $  18.36
                                                         --------   --------

INCOME FROM OPERATIONS
 Net investment income (a).............................       .79        .68
 Net realized and unrealized gain (loss)...............       .04       (.31)
                                                         --------   --------

   Total income from operations........................       .83        .37
                                                         --------   --------

DISTRIBUTIONS
 From net investment income............................      (.73)      (.60)
                                                         --------   --------

NET ASSET VALUE, END OF PERIOD.........................  $  18.23   $  18.13
                                                         ========   ========

TOTAL RETURN (%)(b)....................................      4.67       2.02

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)..............       672        801

 Ratios to average net assets (%)(c):
   Operating expenses, net.............................      1.64       1.72
   Operating expenses, gross...........................      1.66       1.72
   Net investment income...............................      5.01       4.41

 Portfolio turnover rate (%)...........................     92.31     177.08

*   For the ten months ended October 31, 2000.
**  For the period March 3, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                        Short Term Bond Fund 134

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              2000*     1999**
                                                            --------   --------

NET ASSET VALUE, BEGINNING OF PERIOD......................  $  18.08   $  18.51
                                                            --------   --------

INCOME FROM OPERATIONS
 Net investment income (a)................................       .88        .80
 Net realized and unrealized gain (loss)..................       .07       (.34)
                                                            --------   --------

   Total income from operations...........................       .95        .46
                                                            --------   --------

DISTRIBUTIONS
 From net investment income...............................      (.79)      (.89)
                                                            --------   --------

NET ASSET VALUE, END OF PERIOD............................  $  18.24   $  18.08
                                                            ========   ========

TOTAL RETURN (%)(b).......................................      5.36       2.53

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands).................     9,898      8,693

 Ratios to average net assets (%)(c):
   Operating expenses, net................................       .89        .97
   Operating expenses, gross..............................       .91        .97
   Net investment income..................................      5.77       5.05

 Portfolio turnover rate (%)..............................     92.31     177.08

*   For the ten months ended October 31, 2000.
**  For the period February 18, 1999 (commencement of sale) to December 31,
    1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

135 Short Term Bond Fund

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------------------------
                                                        2000*       1999       1998       1997       1996       1995
                                                       -------    -------    -------    -------    -------    -------

NET ASSET VALUE, BEGINNING OF PERIOD...............    $ 18.03    $ 18.46    $ 18.35    $ 18.36    $ 18.55    $ 17.98
                                                       -------    -------    -------    -------    -------    -------

INCOME FROM OPERATIONS
 Net investment income (a).........................        .91        .90        .99       1.08       1.04       1.16
 Net realized and unrealized gain (loss)...........        .09       (.36)       .11         --       (.19)       .59
                                                       -------    -------    -------    -------    -------    -------

   Total income from operations....................       1.00        .54       1.10       1.08        .85       1.75
                                                       -------    -------    -------    -------    -------    -------

DISTRIBUTIONS
 From net investment income........................       (.81)      (.97)      (.99)     (1.09)     (1.04)     (1.18)
                                                       -------    -------    -------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD.....................    $ 18.22    $ 18.03    $ 18.46    $ 18.35    $ 18.36    $ 18.55
                                                       =======    =======    =======    =======    =======    =======

TOTAL RETURN (%)(b)(c).............................       5.64       3.03       6.09       6.02       4.76       9.95

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)..........    422,884    447,590    260,539    229,470    222,983    183,577

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net.........................        .64        .74        .66        .66        .70        .58
   Operating expenses, gross.......................        .66        .74        .66        .66        .70        .58
   Net investment income...........................       6.00       5.22       5.37       5.70       5.70       6.41

 Portfolio turnover rate (%).......................      92.31     177.08     129.85     213.14     264.40     269.31

*   For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.
(d) The ratios for periods less than one year are annualized.

                                                        Short Term Bond Fund 136

DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

                                 DIVERSIFIED BOND -
       DATES                          CLASS S                 LB AGGREGATE **

   Inception*                        $ 10,000                    $ 10,000
         1991                        $ 11,469                    $ 11,581
         1992                        $ 12,571                    $ 12,720
         1993                        $ 14,062                    $ 14,230
         1994                        $ 13,498                    $ 13,708
         1995                        $ 15,529                    $ 15,853
         1996                        $ 16,393                    $ 16,780
         1997                        $ 17,781                    $ 18,272
         1998                        $ 19,307                    $ 19,978
         1999                        $ 19,306                    $ 20,084
         2000                        $ 20,658                    $ 21,551

     Total                           $170,573                    $174,757

                        YEARLY PERIODS ENDED OCTOBER 31

DIVERSIFIED BOND FUND - CLASS S                 DIVERSIFIED BOND FUND - CLASS C++++

PERIODS ENDED       GROWTH         TOTAL        PERIODS ENDED       GROWTH         TOTAL
   10/31/00       OF $10,000       RETURN          10/31/00       OF $10,000       RETURN
------------------------------------------      ------------------------------------------
1 Year             $10,700        7.00%         1 Year              $10,588       5.88%
5 Years            $13,303        5.87%(S)      5 Years             $12,908       5.23%(S)
10 Years           $20,658        7.52%(S)      10 Years            $20,045       7.20%(S)


DIVERSIFIED BOND FUND - CLASS E++               LEHMAN BROTHERS AGGREGATE BOND INDEX

PERIODS ENDED       GROWTH         TOTAL        PERIODS ENDED       GROWTH         TOTAL
   10/31/00       OF $10,000       RETURN          10/31/00       OF $10,000       RETURN
------------------------------------------      ------------------------------------------
1 Year              $10,678       6.78%         1 Year              $10,730       7.30%
5 Years             $13,092       5.53%(S)      5 Years             $13,594       6.33%(S)
10 Years            $20,330       7.35%(S)      10 Years            $21,551       7.98%(S)

137 Diversified Bond Fund

DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Diversified Bond Fund Class S, Class E and Class C shares gained 7.40%, 7.25%, and 6.44%, respectively. This compared to a 7.83% return for the Lehman Brothers Aggregate Bond Index.

The Fund's performance reflected its diversified strategy, with managers following somewhat divergent paths regarding spreads. While all of the Fund's managers took a careful approach because of the volatility of current market conditions, a few saw the year's spread widening as an opportunity to add excess yield to their portfolios. Other Fund managers interpreted the widening as a cautionary sign. All of the managers focused on adding high quality issues to their portfolio during the period.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.

The Fund's managers placed emphasis on intermediate maturities during the final three months of the period, which proved advantageous as the yield curve steepened. The Fund's managers favored high quality corporate issues, mortgages and asset-backed issues throughout the period.


TOP TEN ISSUERS
(as a percent of Total Investments)             October 31, 2000

Federal National Mortgage Association                       18.6%
United States Treasury                                      13.5
Government National Mortgage Association                    13.3
Federal Home Loan Mortgage Corp.                             8.0
Mellon Residential Funding Corp.                             1.3
Small Business Investment Cos.                               1.2
Federal Home Loan Bank                                       1.0
Ford Motor Credit Co.                                        0.8
Tennessee Valley Authority                                   0.8
General Motors Acceptance Corp.                              0.8


PORTFOLIO CHARACTERISTICS

                                                October 31, 2000

Weighted Average Quality Diversification                     AAA
Weighted Average Years-to-Maturity                     8.8 Years
Weighted Average Duration                              5.0 Years
Current Yield (SEC 30-day standardized)
  Class S                                                   6.6%
  Class E                                                   6.3%
  Class C                                                   5.6%
Number of Issues                                            1061
Number of Issuers                                            686


MONEY MANAGERS                                    STYLES

Lincoln Capital Management Co.              Enhanced Core
Pacific Investment Management Co.           Broad Market-Sector
                                               Rotation
Standish, Ayer & Wood, Inc.                 Broad Market-Sector
                                               Rotation

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Diversified Bond Fund Class S assumes initial investment on
     November 1, 1990.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Diversified Bond Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Diversified Bond Fund Class S and Class E performance has been linked with
     Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Diversified Bond Fund 138

DIVERSIFIED BOND FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                         PRINCIPAL     MARKET
                                          AMOUNT        VALUE
                                           (000)        (000)
                                             $            $
                                         ---------     ------

LONG-TERM INVESTMENTS - 109.3%
ASSET-BACKED SECURITIES - 11.5%
ACLC Franchise Loan Receivables Trust
 Series 2000-1 Class A1
 7.595% due 06/15/05                           564         568
Advanta Equipment Receivables
 Series 2000-1 Class A3
 7.405% due 02/15/07                           385         390
Advanta Mortgage Loan Trust
 Step Up Bond
 Series 1997-2 Class A6
 6.862% due 05/25/27 (c)                     3,105       3,105
 Series 2000-1 Class A4
 8.610% due 03/25/28                           480         498
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.670% due 07/15/04                         1,325       1,325
ANRC Auto Owner Trust
 Series 2000-A Class A3
 7.060% due 05/17/04                           985         992
Associates Manufactured Housing
 Pass-Thru Certificates
 Series 1996-1 Class A5
 7.600% due 03/15/27                           205         204
BankAmerica Manufactured
 Housing Contract
 Series 1997-1 Class A4
 6.195% due 06/10/10                            27          27
Bombardier Capital Mortgage
 Securitization Corp.
 Series 1999-B Class A3
 7.180% due 12/15/15                         1,050       1,049
 Series 2000-A Class A2
 7.575% due 06/15/30                           920         927
California Infrastructure SDG&E
 Series 1997-1 Class A6
 6.310% due 09/25/08                         2,230       2,180
Case Equipment Loan Trust
 Series 1999-B Class A4
 6.900% due 06/15/06                         1,000       1,002
Charter Financial, Inc.
 Series 1999-1 Class A4
 7.070% due 01/25/06                         1,890       1,898
Chase Credit Card Master Trust
 Series 1999-3 Class B
 6.950% due 01/15/07                           975         975
Chase Funding Mortgage Loan
 Series 2000-2 Class IA3
 7.794% due 05/25/15                           195         197
Citibank Credit Card Issuance Trust
 Series 2000-A1 Class A1
 6.900% due 10/17/07                         1,100       1,099
Citibank Credit Card Master Trust I
 Series 1997-3 Class A
 6.839% due 02/10/04                           980         979
Conseco Finance
 Series 1999-F Class A2
 6.720% due 10/15/30                           955         950
Conseco Finance Lease LLC
 Series 2000-1 Class A3
 7.360% due 04/20/04                           940         948
Conseco Finance Securitizations Corp.
 Series 2000-1 Class A4
 7.620% due 05/01/31                           520         525
 Series 2000-4 Class A2
 7.350% due 05/01/32                           190         191
 Series 2000-5 Class A3
 7.210% due 02/01/32 (c)                       600         602
DaimlerChrysler Auto Trust
 Series 2000-A Class A3
 7.090% due 12/06/03                         1,430       1,438
 Series 2000-A Class A4
 7.230% due 01/06/05                         1,075       1,089
DVI Receivables Corp.
 Series 2000-1 Class A4
 7.780% due 06/14/08                           755         767
First Deposit Master Trust
 Series 1996-1 Class A
 6.791% due 08/15/07 (c)                     1,600       1,602
First Sierra Receivables
 Series 2000-1 Class A1
 7.490% due 01/18/05 (c)                     1,302       1,301
Fleetwood Credit Corp. Grantor Trust
 Series 1997-B Class A
 6.400% due 05/15/13 (c)                     1,549       1,539
Ford Credit Auto Owner Trust
 Series 2000-A Class B
 7.370% due 07/15/04 (c)                     1,000       1,013
 Series 2000-D Class A3
 7.150% due 12/15/03                           400         402
GMAC Commercial Mortgage Securities,
 Inc.
 Series 2000-FL1A Class A
 7.610% due 01/15/12 (c)                     2,496       2,491
Gracechurch Card Funding PLC
 Series 1 Class A
 6.800% due 11/15/04 (c)                     3,000       3,006

139 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                               October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Green Tree Home Improvement
 Loan Trust
 Series 1998-D Class HEA5
 6.320% due 08/15/29                         1,360       1,318
 Series 1998-E Class HIA1
 5.907% due 08/15/07                             1           1
Green Tree Lease Finance
 Series 1998-1 Class A4
 5.740% due 01/20/04                           540         531
Green Tree Recreational, Equipment &
 Consumer Loan Trust
 Series 1998-A Class A1C
 6.180% due 06/15/19                           212         210
 Series 1998-C Class A4
 6.170% due 02/15/11                           470         467
Greenpoint Manufactured Housing
 Series 1999-1 Class A3
 6.110% due 11/15/18                           335         317
GRMT II, LLC
 Series 2000-1 Class AF1
 6.764% due 06/20/32 (c)                     2,346       2,344
Heller Equipment Asset Receivables Trust
 Series 1999-2 Class A3
 6.650% due 03/14/04                         1,500       1,496
Household Automotive Trust
 Series 2000-3 Class A3
 7.050% due 02/17/05                           415         418
Household Automotive Trust IV
 Series 2000-1 Class A3
 7.300% due 07/19/04                         2,735       2,759
Household Automotive Trust V
 Series 2000-2 Class A4
 7.430% due 04/17/07                         1,435       1,467
IndyMac Home Equity Loan Trust Step Up
 Bond
 Series 1998-A Class AF4
 6.310% due 10/25/29 (c)                       855         832
 Series 2000-A Class AF2
 7.820% due 05/25/26 (c)                       645         653
MBNA Master Credit Card Trust
 Series 1999-G Class B
 6.600% due 12/15/06                         1,500       1,485
MMCA Auto Owner Trust
 Series 1999-2 Class A3
 7.000% due 05/15/04                         1,030       1,037
MMCA Automobile Trust
 Series 1999-2 Class A2
 6.800% due 08/15/03                           770         770
Navistar Financial Corp. Owner Trust
 Series 2000-A Class A4
 7.340% due 01/15/07                         1,975       2,007
 Series 2000-B Class A3
 6.670% due 11/15/04                           690         690
 Series 2000-B Class A4
 6.780% due 09/17/07                           120         120
Newcourt Equipment Trust Securities
 Series 1999-1 Class A3
 6.924% due 07/20/03 (c)                     3,340       3,344
Onyx Acceptance Auto Trust
 Series 2000-A Class A3
 7.270% due 12/15/03                         2,020       2,035
 Series 2000-A Class A4
 7.420% due 12/15/04                         1,780       1,803
 Series 2000-C Class A3
 7.160% due 09/15/04                         2,440       2,452
Pacificamerica Home Equity Loan Step Up
 Bond
 Series 1998-2 Class AF
 6.590% due 06/26/28 (c)                       905         887
PNC Student Loan Trust I
 Series 1997-2 Class A7
 6.728% due 01/25/07                           545         546
Premier Auto Trust
 Series 1999-3 Class A4
 6.430% due 03/08/04                           890         886
Residential Asset Securities Corp.
 Series 2000-KS3 Class AI4
 8.035% due 09/25/28                         1,600       1,635
Residential Funding Mortgage Securities
 II
 Series 1999-HI1 Class A3
 6.310% due 09/25/29                           835         823
 Series 1999-HI6 Class AI3
 7.340% due 07/25/12                         1,330       1,331
 Series 2000-HI4 Class AI3
 7.490% due 10/25/13                         1,180       1,183
Saxon Asset Securities Trust
 Series 2000-2 Class AF4
 8.234% due 03/25/24                         1,600       1,643
 Step Up Bond
 Series 1998-3 Class AV1
 6.892% due 05/25/28 (c)                       839         839
Sears Credit Account Master Trust
 Series 1995-5 Class A
 6.050% due 01/15/08                           250         246
 Series 1999-2 Class A
 6.350% due 02/16/07                         3,645       3,619

                                                       Diversified Bond Fund 140

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Student Loan Marketing Association
 Series 1996-3 Class A1
 6.475% due 10/25/04 (c)                       799         795
United Airlines
 Series 2000-1 Class A-2
 7.730% due 07/01/10                         1,135       1,140
Vanderbilt Mortgage & Finance, Inc.
 Series 1999-A Class 1A3
 6.080% due 12/07/15                           690         655
 Series 1999-B Class 1A3
 6.280% due 03/07/13                           905         889
 Series 1999-D Class IA2
 6.815% due 08/07/12                           505         503
 Series 2000-B Class IA2
 8.045% due 07/07/12                           620         634
WFS Financial Owner Trust
 Series 2000-A Class A3
 7.220% due 09/20/04                           935         943
 Series 2000-B Class A3
 7.750% due 11/20/04                           470         477
 Series 2000-C Class A3
 7.070% due 02/20/05                           190         192
                                                        ------
                                                        83,701
                                                        ------

BANKERS ACCEPTANCE NOTES - 0.0%
Signet Bank
 7.800% due 09/15/06
                                               255         257
                                                        ------

CORPORATE BONDS AND NOTES - 22.5%
Ahold Finance USA, Inc.
 6.250% due 05/01/09                         2,135       1,894
Air Products & Chemicals, Inc.
 8.750% due 04/15/21                           250         257
Allegiance Corp.
 7.000% due 10/15/26                           130         127
America West Airlines
 Series A
 6.850% due 07/02/09                           450         432
American Financial Group, Inc.
 7.125% due 04/15/09                           100          86
American General Corp.
 7.125% due 02/15/04                           340         338
Anheuser-Busch Companies, Inc.
 7.550% due 10/01/30                           520         525
Archer Daniels Co.
 8.375% due 04/15/17                           665         690
Aristar, Inc.
 6.000% due 05/15/02                         1,635       1,607
Associates Corp. of North America
 6.500% due 10/15/02                           450         446
 5.750% due 11/01/03                         3,000       2,896
 5.500% due 02/15/04                           875         835
 Series H
 7.090% due 04/11/03                           400         401
AT&T Corp.
 6.500% due 03/15/29                         1,015         797
 8.625% due 12/01/31                           220         220
Atlantic Richfield Co.
 9.125% due 08/01/31                           550         668
Avco Financial Services, Inc.
 6.000% due 08/15/02                           800         788
AXA Financial, Inc.
 7.750% due 08/01/10                           835         848
Baltimore Gas & Electric Co.
 7.250% due 07/01/02                           500         501
 6.500% due 02/15/03                           840         832
Bank of New York, Inc.
 7.875% due 11/15/02                           350         357
Bank One Corp.
 6.875% due 08/01/06                           800         783
BankAmerica Corp.
 6.850% due 03/01/03                           425         424
 6.875% due 06/01/03                           260         259
 Series H
 5.750% due 03/01/04                           400         385
BankBoston Corp.
 6.125% due 03/15/02                           250         247
Barnett Bank, Inc.
 6.900% due 09/01/05                           405         398
Baxter International, Inc.
 6.630% due 02/15/28                           825         707
Bear Stearns Co., Inc.
 7.010% due 03/28/03 (c)                     2,000       1,998
 Series B
 7.012% due 05/16/03 (c)                       500         499
Bell Telephone Co. of Pennsylvania
 8.350% due 12/15/30                           355         379
BellSouth Capital Funding Corp.
 7.750% due 02/15/10                           750         765
BellSouth Telecommunications, Inc.
 7.000% due 12/01/95                           385         334
Beneficial Corp.
 8.400% due 05/15/08                         1,235       1,272
Boeing Co.
 8.750% due 08/15/21                           550         621
Burlington Northern Santa Fe
 7.082% due 05/13/29                         1,200       1,039

141 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Camden Property Trust
 7.000% due 04/15/04                           600         583
Campbell Soup Co.
 8.875% due 05/01/21                           420         449
Canadian National Railway Co.
 6.900% due 07/15/28                           325         282
Carolina Power & Light Co.
 6.875% due 08/15/23                           410         363
Case Corp.
 7.250% due 08/01/05                           330         238
 7.250% due 01/15/16                           295         151
Caterpillar Financial Services Corp.
 9.500% due 02/06/07                           420         470
 Series 2
 6.771% due 02/12/01 (c)                     4,000       4,001
Central Fidelity Banks, Inc.
 8.150% due 11/15/02                           170         174
Central Power & Light Co.
 Series FF
 6.875% due 02/01/03                           600         595
Champion International Corp.
 6.400% due 02/15/26                           460         436
Chase Manhattan Corp.
 6.500% due 08/01/05                           300         293
 Series C
 6.750% due 12/01/04                           700         693
Chesapeake & Potomac Telephone Co.
 8.375% due 10/01/29                           230         243
Chrysler Financial Corp.
 6.649% due 06/11/01 (c)                     2,000       2,001
Cincinnati Gas & Electric Co.
 7.200% due 10/01/23                           410         362
CIT Group, Inc.
 6.150% due 12/15/02                           500         489
 7.250% due 08/15/05                         1,250       1,224
Citicorp
 6.815% due 05/24/01 (c)                     2,000       2,001
 9.500% due 02/01/02                           120         124
 7.125% due 06/01/03                           390         393
Citigroup, Inc.
 6.875% due 02/15/98                           790         645
City National Bank
 6.375% due 01/15/08                           600         552
Clear Channel Communications
 7.650% due 09/15/10                         1,050       1,031
Coastal Corp.
 7.500% due 08/15/06                           650         659
Coca Cola Enterprises, Inc.
 7.000% due 10/01/26                           675         663
 6.750% due 01/15/38                           250         211
Comcast Cable Communications
 8.375% due 05/01/07                           850         889
Commercial Credit Group, Inc.
 7.875% due 07/15/04                           805         827
 6.500% due 06/01/05                           540         527
 8.700% due 06/15/10                           380         410
Commonwealth Edison Co.
 Series 85
 7.375% due 09/15/02                           945         949
Compaq Computer Corp.
 7.450% due 08/01/02                           485         484
Conagra, Inc.
 8.100% due 05/20/02                           300         303
Consolidated Edison Inc.
 8.125% due 05/01/10                           395         408
 Series 98-A
 6.250% due 02/01/08                           795         748
Countrywide Home Loan
 Series H
 6.250% due 04/15/09                           500         451
Cox Communications, Inc.
 6.500% due 11/15/02                           550         542
 7.500% due 08/15/04                           800         802
 6.690% due 09/20/04                           400         390
CSX Corp.
 7.250% due 05/01/04                           750         746
 6.250% due 10/15/08                            75          68
CVS Corp.
 5.500% due 02/15/04                         1,050       1,005
DaimlerChrysler North America Holding
 Corp.
 6.900% due 09/01/04                         1,625       1,603
 8.000% due 06/15/10                         1,000       1,016
Deere & Co.
 8.100% due 05/15/30                           800         812
Delta Air Lines, Inc.
 Series C
 6.650% due 03/15/04                         1,000         951
Duke Capital Corp.
 7.250% due 10/01/04                           900         903
Duke Energy Corp.
 7.000% due 07/01/33                           395         347
Duke Energy Field Services LLC
 7.500% due 08/16/05                           500         504
Duke Weeks Realty, L.P.
 7.750% due 11/15/09                           635         623

                                                       Diversified Bond Fund 142

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Eastman Chemical Co.
 7.250% due 01/15/24                           300         262
Enron Corp.
 6.750% due 08/01/09                         1,275       1,224
EOP Operating, L.P.
 6.500% due 01/15/04                           685         664
Federal Express Corp.
 7.600% due 07/01/97                           300         250
Fifth Third Capital Trust I
 Series A
 8.136% due 03/15/27                           315         296
First Bank Systems, Inc.
 8.000% due 07/02/04                           700         714
First Chicago NBD
 6.781% due 11/14/01 (c)                     3,000       2,996
First Interstate Bancorp
 9.375% due 01/23/02                           135         139
First Union Corp.
 6.950% due 11/01/04                           250         246
 6.875% due 09/15/05                           400         391
 7.500% due 07/15/06                           175         175
First Union Institutional Capital Trust I
 8.040% due 12/01/26                           225         200
First Union National Bank
 7.125% due 10/15/06                           500         490
Firstar Bank North America
 7.125% due 12/01/09                           950         920
Fleet Financial Group, Inc.
 6.875% due 03/01/03                           300         299
 8.125% due 07/01/04                           595         613
Fleetboston Financial Corp.
 7.250% due 09/15/05                           575         578
Ford Motor Co.
 7.450% due 07/16/31                           950         876
 8.900% due 01/15/32                           475         500
Ford Motor Credit Co.
 7.750% due 11/15/02                         2,000       2,025
 6.700% due 07/16/04                         4,550       4,457
 6.750% due 05/15/05                           350         341
Fort James Corp.
 6.625% due 09/15/04                         1,020         972
Fortune Brands, Inc.
 7.875% due 01/15/23                           380         363
GE Global Insurance Holding Corp.
 6.450% due 03/01/19                           650         576
General Electric Capital Corp.
 8.300% due 09/20/09                           235         256
 Series A
 6.650% due 09/03/02                           795         794
General Motors Acceptance Corp.
 5.480% due 12/16/02                         2,535       2,463
 6.750% due 03/15/03                         4,000       3,981
Goldman Sachs Group, Inc.
 Series B
 7.500% due 01/28/05                         1,075       1,075
Grand Metropolitan Investment Corp.
 7.450% due 04/15/35                           300         304
Great Lakes Chemical Corp.
 7.000% due 07/15/09                         1,225       1,156
GTE California, Inc.
 6.750% due 05/15/27                           550         490
Harrahs Operating Co., Inc.
 7.500% due 01/15/09                           515         486
Heller Financial, Inc.
 7.500% due 08/23/02                           775         777
Hertz Corp.
 7.625% due 08/01/02                           550         553
 9.000% due 11/01/09                           230         244
Household Finance Corp.
 7.200% due 07/15/06                           370         366
ICI Wilmington, Inc.
 9.500% due 11/15/00                         5,000       5,003
Indiana Michigan Power Co.
 Series B
 7.305% due 09/03/02 (c)                       500         500
International Business Machines Corp.
 6.220% due 08/01/27                           150         146
 7.125% due 12/01/96                           780         712
International Paper Co.
 8.000% due 07/08/03                           375         380
ITT Financial Corp.
 7.400% due 11/15/25                           955         815
JPM Capital Trust I
 7.540% due 01/15/27                           225         197
KeyCorp
 8.000% due 07/01/04                           150         153
 7.500% due 06/15/06                           750         741
Knight-Ridder, Inc.
 6.875% due 03/15/29                           900         735
Liberty Property, LP
 8.500% due 08/01/10                           425         430
Lincoln National Corp.
 7.250% due 05/15/05                           450         446
 6.500% due 03/15/08                           200         184
 7.000% due 03/15/18                           450         402
Loral Corp.
 7.000% due 09/15/23                           675         600
Lowes Cos., Inc.
 6.875% due 02/15/28                           680         578

143 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Lucent Technologies, Inc.
 6.450% due 03/15/29                           400         310
Manufacturers & Traders Trust Co.
 7.000% due 07/01/05                           435         425
Marsh & McLennan Cos., Inc.
 6.625% due 06/15/04                           475         467
Mattel, Inc.
 6.000% due 07/15/03                           500         452
May Department Stores Co.
 6.875% due 11/01/05                           480         462
MCI WorldCom, Inc.
 6.400% due 08/15/05 (c)                     1,150       1,109
 6.950% due 08/15/28                           500         439
Mercantile Bancorp.
 7.050% due 06/15/04                           825         819
Merck & Co., Inc.
 Series B
 5.760% due 05/03/37                         1,200       1,195
Mirage Resorts, Inc.
 6.625% due 02/01/05                           360         341
 6.750% due 02/01/08                           225         203
Morgan (J.P.) & Co., Inc.
 5.750% due 02/25/04                           200         192
Nabisco, Inc.
 6.375% due 02/01/35                           850         803
National City Corp.
 6.875% due 05/15/19                           325         284
Nationsbank Corp.
 7.750% due 08/15/04                           450         460
New England Telephone & Telegraph Co.
 7.875% due 11/15/29                           235         239
News America Holdings, Inc.
 8.500% due 02/15/05                           525         542
 8.875% due 04/26/23                           500         508
 7.750% due 01/20/24                           450         409
Norfolk Southern Corp.
 7.050% due 05/01/37                           725         720
Northwestern Bell Telephone Co.
 7.750% due 05/01/30                           630         632
Norwest Corp.
 Series H
 6.750% due 06/15/07                           300         287
Norwest Financial, Inc.
 6.250% due 11/01/02                           525         520
 6.375% due 11/15/03                           575         565
 6.000% due 02/01/04                           600         580
 6.750% due 06/01/05                           200         197
NYNEX Capital Funding Co.
 Series B
 8.750% due 12/01/04                           450         473
NYNEX Corp.
 9.550% due 05/01/10                           294         317
Panamsat Corp.
 6.125% due 01/15/05                           600         549
Park Place Entertainment Corp.
 8.500% due 11/15/06                           700         696
Philadelphia Electric Co.
 7.125% due 09/01/02                           550         549
Philip Morris Cos., Inc.
 6.950% due 06/01/06                           295         293
 7.200% due 02/01/07                         1,000         962
 7.650% due 07/01/08                           310         303
Pitney Bowes Credit Corp.
 8.550% due 09/15/09                           460         488
Praxair, Inc.
 6.850% due 06/15/05                           700         680
Procter & Gamble Co.
 Series A
 9.360% due 01/01/21                            90         104
Provident Cos., Inc.
 6.375% due 07/15/05                           500         470
Qwest Communications International, Inc.
 Series B
 7.500% due 11/01/08                           825         816
Qwest Corp.
 7.625% due 06/09/03                           800         810
Raytheon Co.
 6.300% due 03/15/05                           880         846
Resolution Funding Corp.
 Series A
 8.875% due 07/15/20                         1,855       2,304
 8.625% due 01/15/21                           715         895
 8.625% due 01/15/30                           390         498
Safeco Corporation
 7.875% due 03/15/03                           605         611
Safeway, Inc.
 7.000% due 09/15/02                           650         650
 6.050% due 11/15/03                           440         427
 7.250% due 09/15/04                           575         574
Sears Roebuck Acceptance Corp.
 7.000% due 06/15/07                           245         229
 6.750% due 01/15/28                           800         626
Security Capital Group, Inc.
 6.950% due 06/15/05                           600         563
Simon Debartolo Group, L.P.
 6.750% due 06/15/05                           850         807
Small Business Administration-SBIC
 Series 10B
 7.449% due 08/01/10                           300         307

                                                       Diversified Bond Fund 144

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL     MARKET
                                          AMOUNT        VALUE
                                           (000)        (000)
                                             $            $
                                         ---------     -------

Sprint Capital Corp.
 5.700% due 11/15/03                           425         407
 6.125% due 11/15/08                         1,150       1,021
 6.900% due 05/01/19                           900         762
Suntrust Banks, Inc.
 7.375% due 07/01/02                           700         705
 6.250% due 06/01/08                           150         139
 7.750% due 05/01/10                           525         523
Texaco Capital, Inc.
 9.750% due 03/15/20                           440         539
 8.875% due 09/01/21                           220         256
Texas Utilities Electric Co.
 8.250% due 04/01/04                           425         441
Time Warner, Inc.
 7.975% due 08/15/04 (f)                       300         307
 7.750% due 06/15/05                           550         561
 6.875% due 06/15/18                           950         869
 6.950% due 01/15/28                           300         267
Times Mirror Co.
 7.450% due 10/15/09                           350         347
Tosco Corp.
 8.125% due 02/15/30                           250         254
Transamerica Finance Corp.
 7.250% due 08/15/02                         1,000       1,000
TRW, Inc.
 7.125% due 06/01/09                         1,200       1,114
UBS PFD Funding Trust I
 8.622% due 10/29/49 (c)(g)                    505         510
Unilever Capital Corp.
 6.750% due 11/01/03                         1,075       1,068
Union Carbide Corp.
 7.875% due 04/01/23                           590         575
Union Oil Co.
 9.400% due 02/15/11                           470         531
Union Pacific Corp.
 7.600% due 05/01/05                           570         574
Union Pacific Railroad Trust
 Pass-thru Certificate
 Series 1996-A2
 7.060% due 05/15/03                           500         494
United Technologies Corp.
 8.750% due 03/01/21                           380         420
US Bank National Association Minnesota
 6.729% due 12/19/01 (c)                     2,000       2,001
 5.625% due 11/30/05                           750         700
US West Communications, Inc.
 7.200% due 11/10/26                           500         443
Viacom, Inc.
 7.875% due 07/30/30                           250         254
Virginia Electric & Power Co.
 8.750% due 04/01/21                           200         197
Wachovia Corp. New
 6.800% due 06/01/05                           305         301
Wal-Mart Stores, Inc.
 7.500% due 05/15/04                           300         307
 Series 1994-B3
 8.800% due 12/30/14                           315         355
Wells Fargo Co.
 6.625% due 07/15/04                         1,100       1,085
 6.875% due 04/01/06                           500         490
Wellsford Residential Property Trust
 9.375% due 02/01/02                           750         763
Westdeutsche Landesbank NY
 6.050% due 01/15/09                           100          91
Westvaco Corp.
 9.750% due 06/15/20                           115         133
Willamette Industries, Inc.
 7.850% due 07/01/26                           520         515
Williams Cos., Inc.
 7.625% due 07/15/19                           500         485
Wilmington Trust
 10.370% due 01/02/07                        1,372       1,514
Wisconsin Central Transportation Corp.
 6.625% due 04/15/08                           850         767
World Financial Properties Tower
 Series 1996 WBF-B
 6.910% due 09/01/13                         1,093       1,058
Worldcom, Inc.
 8.000% due 05/15/06                           800         822
Zurich Capital Trust I
 8.376% due 06/01/37                           600         567
                                                       -------
                                                       163,362
                                                       -------

EURODOLLAR BONDS - 2.4%
Asian Development Bank
 6.250% due 10/24/05                           315         310
Australian Gas Light Co.
 6.400% due 04/15/08                         1,000         921
Bank of Tokyo Mitsubishi, Ltd.
 8.400% due 04/15/10                           400         406
Deutsche Telekom International Finance
 BV
 7.750% due 06/15/05                         1,000       1,017
 8.000% due 06/15/10                           550         561
 8.250% due 06/15/30                           525         536
HSBC Holdings PLC
 7.500% due 07/15/09                           500         500
Korea Development Bank
 7.125% due 09/17/01                         2,000       1,988
 7.375% due 09/17/04                         1,500       1,465

145 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Merita Bank, Ltd.
 7.150% due 12/29/49 (g)                       250         247
 7.500% due 12/29/49 (g)                       850         805
Nationsbank Corp.
 6.810% due 06/17/02 (c)                     3,000       3,001
Sanwa Finance Aruba AEC
 8.350% due 07/15/09                         2,000       2,073
Telefonica Europe BV
 7.350% due 09/15/05                           500         501
 7.750% due 09/15/10                           400         402
 8.250% due 09/15/30                           200         204
Vodafone Group PLC
 Series 144A
 6.859% due 12/19/01                         1,900       1,901
 7.625% due 02/15/05                           950         965
                                                    ----------
                                                        17,803
                                                    ----------

MORTGAGE-BACKED SECURITIES - 48.1%
American Southwest Financial Corp.
 Series G Class G-4
 12.250% due 11/01/14 (f)                      108         108
Chase Commercial Mortgage Securities
 Corp.
 Series 1997-1 Class E
 7.370% due 12/19/07 (c)                     1,475       1,403
 Series 2000-2 Class A2
 7.631% due 06/15/10                           400         412
Collateralized Mortgage Obligation Trust
 Series 56 Class B CMO
 9.985% due 12/01/18                           107         110
Commercial Mortgage Acceptance Corp.
 Series 1999-C1 Class A2
 7.030% due 05/15/09                           980         972
Credit Suisse First Boston Mortgage
 Securities Corp.
 Series 1999-C1 Class A2
 7.290% due 09/15/09                         1,090       1,101
DLJ Commercial Mortgage Corp.
 Series 2000-CF1 Class A1B
 7.620% due 05/10/10                           170         175
DLJ Mortgage Acceptance Corp.
 Series 1993 Class A-2 CMO
 7.650% due 09/18/03                         2,500       2,491
 Series 1996-CF1 Class A1B
 7.580% due 02/12/06                         2,000       2,023
Federal Home Loan Mortgage Corp. (b)
 6.000% 30 Year Gold TBA                     9,105       8,541
 7.000% 30 Year Gold TBA                     3,200       3,137
Federal Home Loan Mortgage Corp.
 Series 1997-81 Class PC
 5.000% due 04/18/27                         1,000         914
 Series 2006 Class B
 6.500% due 08/15/23                         3,650       3,613
Federal Home Loan Mortgage Corp.
 Participation Certificate
 7.500% due 2001                                54          54
 7.000% due 2002 (f)                            22          22
 6.500% due 2003                                46          45
 7.000% due 2003 (f)                           136         136
 7.000% due 2003                                 7           7
 5.500% due 2006                             3,683       3,507
 6.750% due 2007 (f)                           181         179
 7.500% due 2007                               328         331
 7.000% due 2008                               274         274
 8.000% due 2008 (f)                            47          47
 8.500% due 2008 (f)                            52          52
 6.500% due 2009                             1,044       1,030
 7.500% due 2009                               932         941
 7.500% due 2009 (c)                            61          62
 8.000% due 2009                               102         104
 6.500% due 2010                                70          69
 7.000% due 2010                               215         215
 7.500% due 2010                                22          22
 8.000% due 2010                                16          16
 6.000% due 2011                             2,960       2,868
 7.000% due 2011                                67          66
 7.500% due 2011                                99         100
 8.000% due 2011                               206         209
 6.000% due 2012                                61          59
 7.500% due 2012                               339         341
 8.000% due 2012                               131         134
 6.000% due 2014                             4,735       4,562
 6.500% due 2014                               704         689
 7.500% due 2014                               157         158
 12.000% due 2014                               61          66
 6.000% due 2015                             1,568       1,511
 7.500% due 2015                               510         514
 12.000% due 2015 (f)                           43          48
 9.000% due 2016                               311         319
 12.500% due 2016                               33          37
 8.000% due 2017                               275         279
 9.000% due 2017                                 2           2
 9.000% due 2018                               607         627
 9.000% due 2020                               293         303
 9.000% due 2022                                94          97
 9.000% due 2024                               380         392
 6.500% due 2025                               481         464
 8.500% due 2025                               340         348
 9.000% due 2025                               111         114
 9.000% due 2026                                 8           8
 8.500% due 2027                             1,355       1,387
 6.000% due 2028                             2,687       2,521

                                                       Diversified Bond Fund 146

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

 6.500% due 2028                             3,835       3,692
 6.000% due 2029                             1,505       1,412
 6.500% due 2029                             7,481       7,193
 6.500% due 2030                               277         266
 7.500% due 2030                             2,221       2,220
 7.813% due 2030                               500         501
Federal Home Loan Mortgage Corp.
 Series 1053 Class G
 7.000% due 03/15/21 (f)                       656         645
Federal National Mortgage Association (b)
 7.000% 30 Year TBA                            845         828
 7.500% 30 Year TBA                         50,535      50,462
Federal National Mortgage Association
 Pools
 8.000% due 2002                               104         104
 9.500% due 2002                                17          17
 6.000% due 2003                               235         231
 7.000% due 2003                               203         203
 7.500% due 2003                               252         253
 8.000% due 2003                                47          47
 9.500% due 2003                                61          62
 6.500% due 2004                                14          14
 8.000% due 2004                                51          51
 9.500% due 2005                                47          48
 9.500% due 2006                                46          48
 7.000% due 2007                                56          56
 7.200% due 2007                               965         980
 7.280% due 2007                               655         648
 7.000% due 2008                               223         223
 7.000% due 2009                               316         315
 7.125% due 2010                               925         953
 8.000% due 2010                                19          20
 10.500% due 2010                               13          14
 7.000% due 2011                               146         146
 8.000% due 2011                                33          33
 6.500% due 2012                               301         295
 7.000% due 2012                               104         104
 5.500% due 2013                               235         221
 6.000% due 2013                             2,359       2,272
 6.500% due 2013                                61          59
 5.500% due 2014                             4,862       4,581
 7.000% due 2015                               182         181
 9.000% due 2016                                13          13
 8.000% due 2017                               349         356
 8.500% due 2017                                42          43
 9.000% due 2017                               325         336
 8.000% due 2020                                20          20
 7.500% due 2022                               637         640
 7.000% due 2023                               176         173
 7.500% due 2023                                18          18
 6.500% due 2024                               136         131
 7.500% due 2024                               556         558
 8.000% due 2024                             1,396       1,417
 7.000% due 2025                               258         254
 7.500% due 2025                               186         187
 8.500% due 2025                               142         145
 9.000% due 2025                             1,490       1,538
 9.000% due 2026                               202         208
 7.500% due 2027                               186         186
 6.000% due 2028                            12,847      12,048
 6.500% due 2028                             2,746       2,641
 7.500% due 2028                               420         421
 6.000% due 2029                             3,658       3,431
 6.500% due 2029 (f)                         5,917       5,685
 6.500% due 2029                            15,220      14,633
 7.000% due 2029                               742         727
 7.500% due 2029                               734         733
 7.000% due 2030                             2,896       2,837
 7.500% due 2030                             6,127       6,117
 8.000% due 2030                             4,306       4,358
 8.500% due 2030                             2,900       2,963
Federal National Mortgage Association
 Series 1993-134 Class H
 6.500% due 08/25/08                         1,385       1,338
Federal National Mortgage Association
 (REMIC)
 Series 1992-10 Class ZD
 8.000% due 11/25/21                         2,043       2,078
Federal National Mortgage Association
 ACES
 Series 1998-M1 Class A
 6.250% due 01/25/08                         1,250       1,194
 Series 1999-M4 Class A
 7.354% due 12/25/09                         1,622       1,629
Federal National Mortgage Association
 Interest Only Inverse Floater
 Series 1993-208 Class SA
 0.165% due 02/25/23 (c)(d)                 18,856         143
First Union Lehman Brothers Commercial
 Mortgage Trust
 Series 1997-C1 Class C
 7.440% due 04/18/07                           750         751
First Union Lehman Brothers Commercial
 Mortgage Trust
 Pass-Thru Certificates
 Series 1997-C1 Class D
 7.500% due 10/18/08                           300         293
First Union National Bank Commercial
 Mortgage Trust
 Series 2000-C1 Class A2
 7.841% due 03/15/10                            50          52

147 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

GMAC Commercial Mortgage Securities,
 Inc.
 Series 1996-C1 Class A2A
 6.790% due 09/15/03                           618         616
 Series 1999-C2 Class A1
 6.570% due 09/15/33                         1,285       1,263
Government National Mortgage
 Association (b)
 6.000% 30 Year TBA                          1,200       1,131
 6.500% 30 Year TBA                         26,600      25,677
 7.000% 30 Year TBA                          5,400       5,322
 7.500% 30 Year TBA                          5,000       5,017
 8.000% 30 Year TBA                         12,460      12,666
 8.500% 30 Year TBA                            900         923
Government National Mortgage Association
 8.000% due 2007                                 3           3
 6.500% due 2008                               112         111
 6.500% due 2009                             1,014       1,005
 7.000% due 2011                                13          13
 8.000% due 2016                                 3           3
 9.500% due 2016                                31          33
 8.000% due 2017                                89          91
 9.000% due 2017                             1,107       1,161
 9.000% due 2020                                14          14
 10.500% due 2020                              133         145
 7.000% due 2022                             1,870       1,850
 8.000% due 2022                               297         303
 8.500% due 2022                               161         166
 7.000% due 2023                             4,025       3,980
 7.125% due 2023 (c)(f)                      1,994       2,012
 7.125% due 2023 (f)                         1,471       1,485
 7.375% due 2023 (f)                         1,820       1,834
 7.500% due 2023                             4,471       4,499
 7.000% due 2024                             9,859       9,746
 7.375% due 2024 (f)                           804         807
 7.500% due 2024                               746         750
 7.500% due 2025                               230         231
 8.000% due 2025                               829         843
 9.000% due 2025                             2,578       2,686
 6.500% due 2026                               201         195
 8.000% due 2027                                17          17
 6.500% due 2028                             1,336       1,290
 7.000% due 2028                             1,451       1,430
 6.500% due 2029                             3,765       3,627
 7.500% due 2029 (c)                         1,505       1,511
 8.000% due 2029                             4,826       4,906
 8.500% due 2029                               199         204
 8.000% due 2030                             5,546       5,638
 8.500% due 2030                             1,115       1,143
Government National Mortgage
 Association REMIC
 Series 1998-23 Class ZA
 6.500% due 09/20/28                         5,688       4,762
GS Mortgage Securities Corp. II
 Series 1997-GL Class A2A
 6.940% due 07/13/30                           540         538
Housing Securities, Inc.
 Series 1994-2 Class A1
 6.500% due 07/25/09                           544         536
HSBC
 Series 2000-1 Class A3
 7.130% due 11/15/03                           900         900
Keycorp
 Series 2000-C1 Class A2
 7.727% due 02/15/10                         3,750       3,883
Mellon Residential Funding Corp.
 Series 2000-TBC1 Class A2B
 6.922% due 03/25/30                         1,730       1,710
 Series 2000-TBC3 Class A1
 6.841% due 12/15/30 (c)                     9,246       9,246
Merrill Lynch Mortgage Investors, Inc.
 Pass-Thru Certificates
 Series 1999-C1 Class A2
 7.560% due 09/15/09                         1,700       1,746
Morgan Stanley Capital I
 Series 1999-CAM1 Class A3
 6.920% due 11/15/08                           375         373
Morgan Stanley Dean Witter Capital I
 Series 2000-1345 Class A2
 7.459% due 09/03/10                         1,325       1,350
 Series 2000-Prin Class A3
 7.360% due 05/23/09                         1,595       1,611
 Series 2000-Prin Class A4
 7.490% due 01/23/15                         1,345       1,364
 Series 2000-XLF Class A
 6.870% due 06/05/03                         1,111       1,111
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2B
 7.900% due 02/15/06                           775         805
Nationslink Funding Corp.
 Series 1999-2 Class A1C
 7.030% due 01/20/08                           420         421
 Series 1999-SL Class A4
 6.654% due 02/10/06                           500         495
Resolution Trust Corp.
 Series 1995 - C1 Class D
 6.900% due 02/25/27                           775         762

                                                       Diversified Bond Fund 148

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL     MARKET
                                          AMOUNT        VALUE
                                           (000)        (000)
                                             $            $
                                         ---------     -------

Ryland Acceptance Corp. Four
 Series 88, Class E CMO
 7.950% due 01/01/19                         1,376       1,378
Small Business Investment Cos.
 Series 1999-P10B Class 1
 7.540% due 08/10/09                         4,295       4,402
 Series 2000-10B Class 1
 7.452% due 09/01/10                         5,000       5,022
TIAA Retail Commercial Mortgage Trust
 Series 1999-1 Class A
 7.170% due 04/15/08                           279         281
Washington Mutual
 Series 2000-1R Class A
 6.780% due 07/26/03                           492         493
                                                       -------
                                                       349,565
                                                       -------

NON-US BONDS - 0.4%
Bundesrepublik Deutschland
 Series 00
 5.250% due 01/04/11                     EUR 1,800       1,530
Germany, Federal Republic of
 Series 99
 4.500% due 07/04/09                     EUR   200         161
 Series 00
 5.250% due 07/04/10                     EUR 1,800       1,529
                                                       -------
                                                         3,220
                                                       -------

UNITED STATES GOVERNMENT AGENCIES - 6.2%
Federal Home Loan Bank
 5.625% due 03/19/01                           200         199
 Series I202
 6.450% due 03/13/02                         4,250       4,232
 Series TV09
 5.790% due 04/27/09                         2,580       2,411
 Series V703
 5.233% due 11/17/03                         1,600       1,543
Federal Home Loan Mortgage Corp.
 7.375% due 05/15/03                         1,245       1,272
 7.000% due 07/15/05                         1,035       1,054
 5.750% due 03/15/09                         3,400       3,193
 7.000% due 03/15/10                         2,965       3,024
Federal National Mortgage Association
 6.250% due 11/15/02                           900         897
 6.250% due 11/20/02                         1,335       1,321
 5.750% due 04/15/03                         4,160       4,095
 6.100% due 06/26/03                           505         496
 6.010% due 07/17/03                         2,000       1,965
 7.000% due 07/15/05                         1,460       1,488
 6.940% due 03/19/07                         1,065       1,043
 6.750% due 07/30/07                           365         358
 6.900% due 08/21/07                         2,155       2,107
 6.500% due 04/29/09                         4,930       4,694
 6.210% due 08/06/38                           320         292
 Series B
 5.300% due 11/13/03                         1,600       1,547
Government Backed Trust Certificates
 Series 1-C
 9.250% due 11/15/01                           831         843
 Series T-3
 9.625% due 05/15/02 (f)                       175         177
Tennessee Valley Authority
 Series A
 6.375% due 06/15/05                         2,730       2,709
 Series E
 6.250% due 12/15/17                         4,085       3,842
                                                       -------
                                                        44,802
                                                       -------

UNITED STATES GOVERNMENT TREASURIES - 15.3%
United States Treasury Bond
 Principal Strip
 11.250% due 02/15/15                        1,300         556
 8.750% due 05/15/20                           700         218
 8.000% due 11/15/21                        12,040       3,447
United States Treasury Bonds
 11.750% due 02/15/10                           20          24
 12.750% due 11/15/10                        2,680       3,452
 12.000% due 08/15/13                        6,065       8,289
 13.250% due 05/15/14                          680       1,004
 12.500% due 08/15/14                        4,620       6,636
 9.875% due 11/15/15                         2,430       3,353
 9.125% due 05/15/18                           800       1,067
 8.875% due 02/15/19                         7,820      10,277
 8.000% due 11/15/21                           100         124
 6.875% due 08/15/25                            25          28
 6.000% due 02/15/26                         1,700       1,705
 6.375% due 08/15/27                        18,670      19,677
 3.625% due 04/15/28                           320         308
 5.500% due 08/15/28                           200         188
 3.875% due 04/15/29                         2,101       2,109
 6.250% due 05/15/30                         5,600       5,964
United States Treasury Notes
 6.625% due 04/30/02                           255         257
 3.625% due 07/15/02 (f)                     1,186       1,188
 5.750% due 11/30/02                         2,425       2,415
 7.250% due 05/15/04                         2,410       2,513
 7.250% due 08/15/04                           220         230
 5.875% due 11/15/04                           105         105
 7.875% due 11/15/04                         3,355       3,594
 7.500% due 02/15/05                         2,380       2,525
 6.500% due 10/15/06                         2,455       2,531
 3.375% due 01/15/07                         2,834       2,761
 6.125% due 08/15/07                         3,705       3,757

149 Diversified Bond Fund

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL     MARKET
                                          AMOUNT        VALUE
                                           (000)        (000)
                                             $            $
                                         ---------     -------

 3.625% due 01/15/08                         2,245       2,209
 5.625% due 05/15/08                        10,045       9,904
 3.875% due 01/15/09                           211         211
 6.000% due 08/15/09                         8,295       8,378
                                                       -------
                                                       111,004
                                                       -------

YANKEE BONDS - 2.9%
Abbey National PLC
 6.700% due 06/29/49 (g)                     2,125       1,916
African Development Bank
 9.750% due 12/15/03                           325         351
 6.750% due 10/01/04                           300         301
 6.875% due 10/15/15                         1,245       1,209
 8.800% due 09/01/19                           295         338
Alberta Energy Co., Ltd.
 8.125% due 09/15/30                           260         262
Canadian National Railway Co.
 6.800% due 07/15/18                           450         399
Carter Holt Harvey, Ltd.
 8.875% due 12/01/04                           350         367
Diageo Capital PLC
 6.125% due 08/15/05                           600         577
Hydro Quebec
 Series GH
 8.250% due 04/15/26                           505         543
International American Development Bank
 6.950% due 08/01/26                           155         157
Italy, Republic of
 6.875% due 09/27/23                           150         149
Manitoba, Province of
 Series CB
 8.800% due 01/15/20                           200         235
 Series CD
 9.250% due 04/01/20                           200         244
National Australia Bank, Ltd.
 Series A
 8.600% due 05/19/10                           435         462
National Westminster Bank PLC
 7.375% due 10/01/09                           550         542
 7.750% due 04/29/49 (g)                     1,275       1,236
New Brunswick, Province of
 7.125% due 10/01/02                           400         403
 9.750% due 05/15/20                           190         239
Newfoundland, Province of
 10.000% due 12/01/20                           90         111
Noranda Forest, Inc.
 6.875% due 11/15/05                           250         236
Nova Scotia, Province of
 9.125% due 05/01/21                           690         800
Pemex Finance, Ltd.
 6.125% due 11/15/03                         2,600       2,548
Quebec, Province of
 8.800% due 04/15/03                           500         524
 7.500% due 09/15/29                           250         253
 Series NN
 7.125% due 02/09/24                           985         959
Royal Caribbean Cruises, Ltd.
 8.125% due 07/28/04                           475         464
 7.250% due 03/15/18                           640         497
Saskatchewan, Province of
 8.000% due 07/15/04                         1,045       1,088
Trans-Canada Pipelines, Ltd.
 7.150% due 06/15/06                           800         791
Tyco International Group SA
 6.875% due 09/05/02                           575         570
 6.375% due 06/15/05                           700         674
United News & Media PLC
 7.250% due 07/01/04                         1,100       1,071
                                                       -------
                                                        20,516
                                                       -------

TOTAL LONG-TERM INVESTMENTS
(cost $797,414)                                        794,230
                                                       -------

                                          NOTIONAL
                                           AMOUNT
                                            (000)
                                              $
                                          --------
OPTIONS PURCHASED - 0.0%
United States Treasury Bonds (e)*
 Dec  104.56  Call                           1,025          32
 Dec  104.58  Call                           1,025          32
 Feb   99.59  Call                           2,175          36
 Mar  104.33  Call                             650          27
 Dec  104.56  Put                            1,025           7
 Dec  104.58  Put                            1,025           8
United States Treasury Notes (e)*
 Jan  104.53  Call                             750          21
                                                       -------

TOTAL OPTIONS PURCHASED
(cost $179)                                                163
                                                       -------

                                                       Diversified Bond Fund 150

DIVERSIFIED BOND FUND

                                                                October 31, 2000

                                                       MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ---------     -------
PREFERRED STOCKS - 0.3%
Credit Lyonnais Capital S.C.A. - ADR        50,000       1,200
Equity Office Properties Trust Series B     22,000         957
                                                       -------

TOTAL PREFERRED STOCKS
(cost $2,350)                                            2,157
                                                       -------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
                                             $
                                         ---------

SHORT-TERM INVESTMENTS - 3.6%
Dominion Resources, Inc.
 6.100% due 01/26/01                           900         900
Frank Russell Investment Company Money
 Market Fund,
 due on demand (a)                          25,436      25,436
                                                       -------

TOTAL SHORT-TERM INVESTMENTS
(cost $26,336)                                          26,336
                                                       -------

TOTAL INVESTMENTS - 113.2%
(identified cost $826,279)                             822,886

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS WRITTEN - (13.2%)               (95,926)
                                                       -------

                                                       726,960
NET ASSETS - 100.0%                                    =======

*   Each contract represents $100,000 notional value.
(a) At amortized cost, which approximates market.
(b) Forward commitment.
(c) Adjustable or floating rate security.
(d) Represents notional amounts.
(e) Nonincome-producing security.
(f) Held as collateral in connection with options written by the Fund.
(g) Perpetual floating rate note.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
EUR - Euro dollar
ITL - Italian lira
USD - United States dollar

                                         NOTIONAL      MARKET
                                          AMOUNT        VALUE
                                           (000)        (000)
OPTIONS WRITTEN                              $            $
                                         ---------     -------

United States Treasury Bonds*
 Jan  100.50  Call                             750          47
 Mar  108.30  Call                             650          14
 Dec  103.42  Put                            3,792          20
 Jan  108.56  Put                              750          20
 Feb   98.86  Put                            2,175          20
 Mar  100.36  Put                              650           4
United States Treasury Notes*
 Dec  100.14  Call                           9,328          23
 Dec  103.42  Call                           3,793          25
 Dec  100.14  Put                            9,328          20
                                                       -------

Total Liability for Options Written
 (premiums received $184)                                  193
                                                       =======


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  UNREALIZED
CONTRACTS TO     IN EXCHANGE                     APPRECIATION
  DELIVER            FOR         SETTLEMENT     (DEPRECIATION)
   (000)            (000)           DATE            (000)
------------     -----------     ----------     --------------
EUR 1,867        USD 1,638        11/13/00      $           53
USD 1,484        EUR 1,739        11/20/00                  (7)
                                                --------------

                                                $           46
                                                ==============

See accompanying notes which are an integral part of the financial statements.

151 Diversified Bond Fund

DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)


                                                                October 31, 2000

ASSETS
Investments at market (identified cost $826,279)........................................................  $  822,886
Unrealized appreciation on forward foreign currency exchange contracts..................................          53
Receivables:
   Dividends and interest...............................................................................       8,955
   Investments sold (regular settlement)................................................................      11,280
   Investments sold (delayed settlement)................................................................      28,557
   Fund shares sold.....................................................................................         647
   From Advisor.........................................................................................          63
Prepaid expenses........................................................................................           6
                                                                                                          ----------

      Total assets......................................................................................     872,447

LIABILITIES
Payables:
   Investments purchased (regular settlement)......................................  $   13,296
   Investments purchased (delayed settlement)......................................     128,796
   Fund shares redeemed............................................................       2,717
   Accrued fees to affiliates......................................................         352
   Other accrued expenses..........................................................         126
Unrealized depreciation on forward foreign currency exchange contracts.............           7
Options written, at market value (premiums received $184)..........................         193
                                                                                     ----------

      Total liabilities.................................................................................     145,487
                                                                                                          ----------

NET ASSETS..............................................................................................    $726,960
                                                                                                          ==========
NET ASSETS CONSIST OF:
Undistributed net investment income.....................................................................      $4,755
Accumulated net realized gain (loss)....................................................................     (35,451)
Unrealized appreciation (depreciation) on:
   Investments..........................................................................................      (3,393)
   Options written......................................................................................          (9)
   Foreign currency-related transactions................................................................         179
Shares of beneficial interest...........................................................................         326
Additional paid-in capital..............................................................................     760,553
                                                                                                          ----------

NET ASSETS..............................................................................................    $726,960
                                                                                                          ==========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($7,315,058 divided by 322,149 shares of $.01 par value
      shares of beneficial interest outstanding)........................................................      $22.71
   Class E ($5,492,443 divided by 241,457 shares of $.01 par value......................................  ==========
      shares of beneficial interest outstanding)........................................................      $22.75
   Class S ($714,152,652 divided by 32,014,908 shares of $.01 par value.................................  ==========
      shares of beneficial interest outstanding)........................................................      $22.31
                                                                                                          ==========

  See accompanying notes which are an integral part of the financial statements.

                                                       Diversified Bond Fund 152

DIVERSIFIED BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                               TEN MONTHS ENDED       YEAR ENDED
                                                                               OCTOBER 31, 2000    DECEMBER 31, 2000
                                                                               ----------------    -----------------

INVESTMENT INCOME
   Interest................................................................    $         41,156    $          49,620
   Dividends from Money Market Fund........................................               2,420                3,655
   Dividends...............................................................                 173                  226
                                                                               ----------------    -----------------

      Total investment income..............................................              43,749               53,501
                                                                               ----------------    -----------------

EXPENSES
   Advisory fees...........................................................               2,469                3,277
   Administrative fees.....................................................                 313                  419
   Custodian fees..........................................................                 485                  529
   Distribution fees - Class C.............................................                  35                   19
   Transfer agent fees.....................................................                 448                  598
   Professional fees.......................................................                  78                   48
   Registration fees.......................................................                  54                  138
   Shareholder servicing fees - Class C....................................                  12                    6
   Shareholder servicing fees - Class E....................................                   9                   12
   Trustees' fees..........................................................                  15                    9
   Miscellaneous...........................................................                  73                   79
                                                                               ----------------    -----------------

   Expenses before reductions..............................................               3,991                5,134
   Expense reductions......................................................                 (40)                  --
                                                                               ----------------    -----------------

      Expenses, net........................................................               3,951                5,134
                                                                               ----------------    -----------------

Net investment income......................................................              39,798               48,367
                                                                               ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments.............................................................              (7,192)             (18,318)
   Options written.........................................................                 (82)                 434
   Foreign currency-related transactions...................................                 316                   42
                                                                               ----------------    -----------------
                                                                                         (6,958)             (17,842)
                                                                               ----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................              20,249              (41,035)
   Options written.........................................................                 132                 (243)
   Foreign currency-related transactions...................................                 179                   --
                                                                               ----------------    -----------------
                                                                                         20,560              (41,278)
                                                                               ----------------    -----------------

Net realized and unrealized gain (loss)....................................              13,602              (59,120)
                                                                               ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......................    $         53,400    $         (10,753)
                                                                               ================    =================

See accompanying notes which are an integral part of the financial statements.

153 Diversified Bond Fund

DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                            TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                                            OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                            ----------------   -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income................................... $         39,798   $          48,367   $          45,167
   Net realized gain (loss)................................           (6,958)            (17,842)             15,381
   Net change in unrealized appreciation (depreciation)....           20,560             (41,278)               (183)
                                                            ----------------   -----------------   -----------------

      Net increase (decrease) in net assets from operations           53,400             (10,753)             60,365
                                                            ----------------   -----------------   -----------------
DISTRIBUTIONS
   From net investment income
      Class C..............................................             (229)               (122)                 --
      Class E..............................................             (190)               (255)               (241)
      Class S..............................................          (34,810)            (48,247)            (45,737)
   From net realized gain
      Class C..............................................               --                  (2)                 --
      Class E..............................................               --                 (29)                (67)
      Class S..............................................               --              (4,549)            (11,680)
   Tax return of capital
      Class S..............................................               --                (880)                 --
                                                            ----------------   -----------------   -----------------

         Net decrease in net assets from distributions.....          (35,229)            (54,084)            (57,725)
                                                            ----------------   -----------------   -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
   transactions............................................          (65,176)             25,338             121,024
                                                            ----------------   -----------------   -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS................          (47,005)            (39,499)            123,664

NET ASSETS
   Beginning of period.....................................          773,965             813,464             689,800
                                                            ----------------   -----------------   -----------------
   End of period (including undistributed net investment
   income of $4,755 at October 31, 2000)................... $        726,960   $         773,965   $         813,464
                                                            ================   =================   =================

  See accompanying notes which are an integral part of the financial statements.

                                                       Diversified Bond Fund 154

DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             2000*       1999**
                                                            -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 22.24     $ 24.00
                                                            -------     -------

INCOME FROM OPERATIONS
   Net investment income (a).............................       .99        1.03
   Net realized and unrealized gain (loss)...............       .41       (1.61)
                                                            -------     -------

      Total income from operations.......................      1.40        (.58)
                                                            -------     -------

DISTRIBUTIONS
   From net investment income............................      (.93)      (1.05)
   From net realized gain................................        --        (.13)
                                                            -------     -------

      Total distributions................................      (.93)      (1.18)
                                                            -------     -------

NET ASSET VALUE, END OF PERIOD...........................   $ 22.71     $ 22.24
                                                            =======     =======

TOTAL RETURN (%)(b)......................................      6.44       (2.47)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)..............     7,315       4,652

   Ratios to average net assets (%)(c):
      Operating expenses, net............................      1.62        1.62
      Operating expenses, gross..........................      1.63        1.62
      Net investment income..............................      5.37        4.88

   Portfolio turnover rate (%)...........................    128.88      152.23

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

155 Diversified Bond Fund

DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------
                                                    2000*        1999        1998        1997       1996**
                                                   -------     -------     -------     -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 22.23     $ 23.92     $ 24.06     $ 22.98     $ 23.16
                                                   -------     -------     -------     -------     -------

INCOME FROM OPERATIONS
   Net investment income (a).....................     1.13        1.30        1.32        1.22         .25
   Net realized and unrealized gain (loss).......      .44       (1.65)        .45         .66        (.09)
                                                   -------     -------     -------     -------     -------

      Total income from operations...............     1.57        (.35)       1.77        1.88         .16
                                                   -------     -------     -------     -------     -------

DISTRIBUTIONS
   From net investment income....................    (1.05)      (1.21)      (1.56)       (.72)       (.34)
   From net realized gain........................       --        (.13)       (.35)       (.08)         --
                                                   -------     -------     -------     -------     -------

      Total distributions........................    (1.05)      (1.34)      (1.91)       (.80)       (.34)
                                                   -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD...................  $ 22.75     $ 22.23     $ 23.92     $ 24.06     $ 22.98
                                                   =======     =======     =======     =======     =======

TOTAL RETURN (%)(b)..............................     7.25       (1.51)       7.63        8.35         .67

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)......    5,492       3,639       4,703       2,469         962

   Ratios to average net assets (%)(c):
      Operating expenses, net....................      .87         .87         .98        1.29        1.31
      Operating expenses, gross..................      .88         .87         .98        1.29        1.31
      Net investment income......................     6.13        5.49        5.42        5.64        5.75

   Portfolio turnover rate (%)...................   128.88      152.23      216.88      172.43      138.98

*   For the ten months ended October 31, 2000.
**  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                       Diversified Bond Fund 156

DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                      2000*        1999         1998          1997         1996         1995
                                                    --------     --------     --------      --------     --------     --------

NET ASSET VALUE, BEGINNING OF PERIOD.............   $  21.77     $  23.53     $  23.43      $  22.97     $  23.69     $  21.53
                                                    --------     --------     --------      --------     --------     --------

INCOME FROM OPERATIONS
   Net investment income (a).....................       1.16         1.31         1.38          1.45         1.47         1.54
   Net realized and unrealized gain (loss).......        .41        (1.60)         .47           .56         (.71)        2.18
                                                    --------     --------     --------      --------     --------     --------

      Total income from operations...............       1.57         (.29)        1.85          2.01          .76         3.72
                                                    --------     --------     --------      --------     --------     --------

DISTRIBUTIONS
   From net investment income....................      (1.03)       (1.32)       (1.40)        (1.47)       (1.48)       (1.56)
   From net realized gain........................         --         (.13)        (.35)         (.08)          --           --
   Tax return of capital.........................         --         (.02)          --            --           --           --
                                                    --------     --------     --------      --------     --------     --------

      Total distributions........................      (1.03)       (1.47)       (1.75)        (1.55)       (1.48)       (1.56)
                                                    --------     --------     --------      --------     --------     --------

NET ASSET VALUE, END OF PERIOD...................   $  22.31     $  21.77     $  23.53      $  23.43     $  22.97     $  23.69
                                                    ========     ========     ========      ========     ========     ========

TOTAL RETURN (%)(b)(c)...........................       7.40        (1.26)        8.09          9.09         3.43        17.76

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)......    714,153      765,674      808,761       687,331      554,804      513,808

   Ratios to average net assets (%)(c)(d):
      Operating expenses, net....................        .62          .61          .57           .60          .61          .59
      Operating expenses, gross..................        .63          .61          .57           .60          .61          .59
      Net investment income......................       6.35         5.78         5.83          6.35         6.46         6.69

   Portfolio turnover rate (%)...................     128.88       152.23       216.88        172.43       138.98       135.85

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.
(d)  The ratios for periods less than one year are annualized.

157 Diversified Bond Fund

MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of four managers, each employing a distinct approach to the Broad Market-Sector Rotation style.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

       DATES             MULTISTRATEGY BOND - CLASS S          LB AGGREGATE **

     Inception*                    $ 10,000                       $ 10,000
           1993                    $ 10,893                       $ 10,802
           1994                    $ 10,414                       $ 10,406
           1995                    $ 11,886                       $ 12,034
           1996                    $ 12,731                       $ 12,738
           1997                    $ 13,891                       $ 13,870
           1998                    $ 14,806                       $ 15,165
           1999                    $ 15,004                       $ 15,246
           2000                    $ 15,914                       $ 16,359

Total                              $115,538                       $116,621

                        YEARLY PERIODS ENDED OCTOBER 31

MULTISTRATEGY BOND FUND - CLASS S                 MULTISTRATEGY BOND FUND - CLASS C ++++

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF         TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,607      6.07%                 1 Year          $10,509         5.09%
5 Years          $13,388      6.00%(S)              5 Years         $13,142         5.61%(S)
Inception*       $15,914      6.17%(S)              Inception*      $15,621         5.92%(S)


MULTISTRATEGY BOND FUND - CLASS E ++              LEHMAN BROTHERS AGGREGATE BOND INDEX

PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF         TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,588      5.88%                 1 Year          $10,730         7.30%
5 Years          $13,313      5.88%(S)              5 Years         $13,594         6.33%(S)
Inception*       $15,825      6.09%(S)              Inception*      $16,359         6.56%(S)

159 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the year ended October 31, 2000, the Multistrategy Bond Fund Class S, Class E and Class C shares gained 6.56%, 6.46%, and 5.77%, respectively. This compared to a 7.83% return for the Lehman Brothers Aggregate Bond Index.

The Fund's wide variety of non-Treasury issues across many fixed-income sectors left it exposed to the general underperformance of corporate bonds, particularly high-yield issues. However, emerging markets issues were strong, particularly during much of the first and second quarters, and performance from mortgages also helped offset the lackluster performance of corporate issues.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.


TOP TEN ISSUERS
(as a percent of Total Investments) October 31, 2000

Government National Mortgage Association  19.0%
Federal National Mortgage Association     12.1
United States Treasury                     9.9
Federal Home Loan Mortgage Corp.           9.9
Ford Motor Credit Co.                      3.1
Lehman Brothers Holdings                   1.1
Ford Credit Auto Owner Trust               0.9
Merrill Lynch & Co., Inc.                  0.8
AT&T                                       0.8
Citicorp                                   0.8


PORTFOLIO CHARACTERISTICS
                                    October 31, 2000

Weighted Average Quality Diversification          AA
Weighted Average Years-to-Maturity        10.2 Years
Weighted Average Duration                  5.3 Years
Current Yield (SEC 30-day standardized)
 Class S                                        6.4%
 Class E                                        6.4%
 Class C                                        5.2%
Number of Issues                                 790
Number of Issuers                                552


MONEY MANAGERS                         STYLE

Lazard Asset Management            Broad Market-Sector
                                    Rotation
Miller Anderson & Sherrerd, LLP    Broad Market-Sector
                                    Rotation

Pacific Investment Management Co.  Broad Market-Sector
                                    Rotation
Standish, Ayer & Wood, Inc.        Broad Market-Sector
                                    Rotation

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Multistrategy Bond Fund Class S assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Multistrategy Bond Fund S performance has been linked with Class E to provide historical perspective. For the period September 11, 1998 (commencement of sale) through the current period, Class E paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Multistrategy Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                     Multistrategy Bond Fund 160

MULTISTRATEGY BOND FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

LONG-TERM INVESTMENTS - 115.1%
ASSET-BACKED SECURITIES - 6.3%
ACLC Franchise Loan Receivables
 Series 1997-B Class A1
 6.728% due 04/15/14                          892          865
Advanta Business Card Master Trust
 Series 2000-B Class C
 7.872% due 01/20/06 (b)                      790          790
Arcadia Automobile
 Receivables Trust
 Series 1997-D Class A3
 6.200% due 05/15/03                          240          239
Associates Automobile
 Receivables Trust
 Series 2000-1 Class M
 7.510% due 05/15/05                          510          520
Caterpillar Financial Asset Trust
 Series 1999-A Class A2
 5.900% due 03/25/02                          112          112
Centex Home Equity
 Series 1999-2 Class A1
 5.910% due 04/25/19                          230          228
Chase Credit Card Master Trust
 Series 1997-3 Class A
 6.777% due 05/15/07                        1,628        1,630
Chevy Chase Automobile
 Receivables Trust
 Series 2000-1 Class A4
 7.470% due 07/15/05                          490          499
Citibank Credit Card
 Issuance Trust
 Series 2000-C1 Class C1
 7.450% due 09/15/07                          530          526
 Series 2000-C2 Class C2
 7.310% due 09/15/07 (b)                      470          472
Conseco Finance
 Series 1999-H Class AF1
 6.450% due 12/15/29                          267          267
 Series 2000-B Class AF1
 6.940% due 11/15/14 (b)                      423          422
Conseco Finance
 Securitization Corp.
 Series 2000-C Class A
 6.991% due 10/15/31 (b)                    4,883        4,890
 Series 2000-1 Class A1
 6.840% due 05/01/31                          400          399
Contimortgage Home Equity
 Loan Trust
 Series 1999-3
 6.420% due 04/25/14                          364          362
Cross Country Master Credit
 Card Trust II
 Series 1999-1 Class A
 7.121% due 09/15/05 (b)                    1,700        1,700
Daimler-Benz Automobile
 Grantor Trust
 Series 1997-A Class A
 6.050% due 03/31/05                          326          324
Daimler-Benz Vehicle Trust
 Series 1998-A Class A3
 5.160% due 01/20/03                          692          687
DaimlerChrysler Automobile Trust
 Series 2000-C Class A3
 6.820% due 09/06/04                        1,600        1,604
Dealer Automobile
 Receivables Trust
 Series 2000-1 Class A4
 7.120% due 03/15/05 (b)                      505          508
Discover Card Master Trust I
 Series 1998-7 Class A
 5.600% due 05/16/06                          330          319
Duck Automobile Grantor Trust
 Step-Up Bond
 Series 1999-B Class A
 6.450% due 04/15/04 (b)                      656          654
EQCC Home Equity Loan Trust
 Series 1999-1 Class A1F
 5.770% due 05/20/10                          438          433
 Series 1999-3 Class A1F
 6.548% due 04/25/10                          511          506
Federal Housing Authority
 7.430% due 07/01/22                        1,559        1,570
First USA Credit Card Master Trust
 Series 1997-10 Class A
 6.710% due 09/17/03 (b)                      525          525
Ford Credit Automobile Owner Trust
 Series 1998-B Class A3
 5.850% due 10/15/01                           89           89
 Series 1999-B Class A3
 5.470% due 09/15/01                          260          260
 Series 1999-B Class A4
 5.800% due 06/15/02                        1,000          995
 Series 1999-C Class A3
 5.770% due 11/15/01                          435          434
 Series 1999-D Class A3
 6.200% due 04/15/02                          559          558
GMAC Commercial Mortgage Securities,
 Inc.
 Series 1996-C1 Class F
 7.860% due 11/15/06                          500          434

161 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

Green Tree Financial Corp.
 Series 1998-1 Class A2
 5.850% due 11/01/29                           29           29
 Series 1999-C Class A1
 5.990% due 07/15/30                          184          183
Green Tree Home Improvement
 Loan Trust
 Series 1998-E Class HIA1
 5.907% due 08/15/07                            2            2
Green Tree Lease Finance LLC
 Series 1997-1 Class A3
 6.170% due 09/20/05                          104          104
Greenpoint Manufactured Housing
 Series 1999-5 Class A1
 6.750% due 04/15/11                          347          345
Greenwich Capital Acceptance, Inc.
 Series 1994 Class A-1
 9.476% due 11/25/24 (b)                        9            9
Harley-Davidson Eaglemark Motorcycle
 Trust
 Series 1998-2 Class A1
 5.770% due 09/16/02                           80           80
 Series 1999-3 Class A1
 6.220% due 02/15/04                          259          257
Household Home Equity Loan Trust
 Series 1999-1 Class A1
 6.830% due 12/20/16 (b)                      601          598
MBNA Master Credit Card Trust
 Series 2000-E Class A
 7.800% due 10/15/12                          375          396
 Series 2000-E Class B
 8.150% due 10/15/12 (b)                      775          826
MMCA Automobile Owner Trust
 Series 1999-2 Class A1
 6.300% due 06/15/02                          285          285
 Series 2000-1 Class A4
 7.080% due 02/15/05 (b)                      535          540
Nissan Automobile Receivables Grantor
 Trust
 Series 1998-A Class A
 5.450% due 04/15/04                          272          269
 Series 2000-A Class A2
 6.730% due 05/15/02                          545          545
Peco Energy Transition Trust
 Series 2000-A Class A3
 7.630% due 03/01/10 (b)                      575          589
Premier Automobile Trust
 Series 1998-5 Class A3
 5.070% due 07/08/02                          299          298
 Series 1999-2 Class A2
 5.280% due 11/08/01                           89           89
 Series 1999-3 Class A2
 5.820% due 02/08/02                          456          455
Residential Asset Securities Corp.
 Series 1999-KS2 Class AI1
 6.720% due 04/25/14 (b)                       92           92
Sears Credit Account Master Trust
 Series 1998-2 Class A
 5.250% due 10/16/08                          450          432
 Series 1999-1 Class A
 5.650% due 03/17/09                        1,780        1,726
Student Loan Marketing Association
 Series 1996-4 Class A1
 6.718% due 07/25/04 (b)                    1,207        1,203
 Series 1997-3 Class A1
 6.838% due 04/25/06 (b)                    1,363        1,359
The Money Store Home Equity Trust
 Series 1998-B Class AF3
 6.040% due 08/15/17                        1,482        1,475
Toyota Automobile Receivables Owner
 Trust
 Series 1999-A Class A2
 5.800% due 12/17/01                          119          119
USAA Automobile Loan
 Grantor Trust
 Series 1997-1 Class A
 6.000% due 05/15/04                          322          321
WFS Financial Owner Trust
 Series 1998-C Class A3
 5.650% due 11/20/02 (b)                    1,947        1,941
                                                        ------
                                                        38,388
                                                        ------

CORPORATE BONDS AND NOTES - 33.2%
Abitibi-Consolidated Finance
 7.875% due 08/01/09                          514          486
Adelphia Business Solutions
 12.000% due 11/01/07                         135           61
Adelphia Communications Corp.
 7.875% due 05/01/09                           65           51
 9.375% due 11/15/09                          391          333
 10.875% due 10/01/10                       1,085        1,020
Advantica Restaurant Group, Inc.
 11.250% due 01/15/08                         130           64
Agrilink Foods, Inc.
 11.875% due 11/01/08                          85           61
Ahold Finance USA, Inc.
 6.250% due 05/01/09                        1,025          910
 8.250% due 07/15/10                           90           91
 6.875% due 05/01/29                          350          289
Albertson's, Inc.
 7.450% due 08/01/29                          510          457

                                                     Multistrategy Bond Fund 162

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

Alcoa, Inc.
 7.375% due 08/01/10                          100          100
Allied Waste North America, Inc.
 Series B
 7.375% due 01/01/04                          550          501
 7.625% due 01/01/06                          175          153
 10.000% due 08/01/09                          95           81
Alpha Wind Frn Reinsur
 11.320% due 05/23/01                         275          281
American Airlines, Inc.
 9.710% due 01/02/07                          279          290
 Series 1990-H
 9.800% due 01/02/08                        1,190        1,267
American General Corp.
 7.500% due 07/15/25                          110          104
American General Institutional
 Capital
 Series B
 8.125% due 03/15/46                        1,260        1,176
American Standard, Inc.
 8.250% due 06/01/09                           70          103
 7.625% due 02/15/10                          600          558
AMR Corp.
 9.950% due 03/07/01                        1,000        1,009
Amresco, Inc.
 Series 98-A
 9.875% due 03/15/05                          650          351
Amtrol, Inc.
 10.625% due 12/31/06                          45           38
Anchor Gaming
 9.875% due 10/15/08                          500          505
Anthem Insurance Company, Inc.
 9.125% due 04/01/10                          440          406
Aramark Corp.
 6.750% due 08/01/04                        1,450        1,291
Arco Chemical Co.
 9.800% due 02/01/20                           65           63
AT&T Capital Corp.
 7.000% due 08/15/01 (b)                    5,700        5,707
AT&T Corp.
 6.500% due 03/15/29                          415          326
Avon Products Inc.
 7.150% due 11/15/09                          510          489
AXA Financial, Inc.
 6.500% due 04/01/08                          250          236
 7.000% due 04/01/28                          420          371
Banc One Corp.
 7.625% due 10/15/26                          305          286
 8.000% due 04/29/27                          150          146
Banesto Delaware, Inc.
 8.250% due 07/28/02                          500          510
Bank of America Corp.
 6.680% due 03/05/01 (b)                    5,000        4,999
Bank One Corp.
 Series A
 6.000% due 02/17/09                          175          156
Bank United Corp.
 8.875% due 05/01/07                          915          902
BankBoston NA
 6.375% due 04/15/08                          495          461
Beckman Coulter, Inc.
 7.450% due 03/04/08                          175          162
BellSouth Telecommunications, Inc.
 6.375% due 06/01/28                          595          503
Beneficial Corp.
 7.025% due 04/01/02 (b)                    2,000        2,000
BNP Paribas Capital Trust
 9.003% due 06/30/49 (e)                      320          318
Budget Group, Inc.
 9.125% due 04/01/06                           30           12
Buhrmann US, Inc.
 12.250% due 11/01/09                          65           66
Building One Services Corp.
 10.500% due 05/01/09                         105           78
Canadian National Railway Co.
 6.900% due 07/15/28                          525          455
Charter Communications Holdings, LLC
 8.250% due 04/01/07                          750          671
 8.625% due 04/01/09                           40           36
Chase Manhattan Corp.
 7.000% due 11/15/09                          510          491
Cheasapeake Energy
 9.625% due 05/01/05                           50           50
Chrysler Financial Corp., LLC
 Series R
 6.784% due 03/10/03 (b)                    1,000        1,008
Cincinnati Financial Corp.
 6.900% due 05/15/28                        1,000          867
Citibank Mxn Linked Deposit
 Zero Coupon due 12/03/01                      40           48
Citicorp
 6.850% due 08/13/02 (b)                    2,000        1,999
 6.375% due 11/15/08                        1,046          984
Citigroup, Inc.
 7.250% due 10/01/10                          520          517
Clear Channel Communications
 7.650% due 09/15/10                        1,995        1,958
Cleveland Electric Illumination Co.
 7.430% due 11/01/09                          400          391
Cleveland Electric/Toledo Edison
 Series B
 7.670% due 07/01/04                          125          126

163 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

CMS Energy Corp.
 9.875% due 10/15/07                          450          448
 7.500% due 01/15/09                          275          240
Coastal Corp.
 7.122% due 03/01/02                        3,000        3,000
 7.750% due 06/15/10                        1,100        1,117
Colo.Com
 Series UNIT
 13.875% due 03/15/10                          20           15
Columbia Healthcare Corp.
 7.500% due 12/15/23                          645          540
Columbia/ HCA Healthcare Corp.
 8.020% due 08/05/02                        2,000        1,975
 7.190% due 11/15/15                          250          210
Comcast Corp.
 7.625% due 02/15/08                          100           99
Commercial Federal Corp.
 7.950% due 12/01/06                          100           94
Compaq Computer Corp.
 7.650% due 08/01/05                          675          670
Comstock Res., Inc.
 11.250% due 05/01/07                          55           58
Conmed Corp.
 9.000% due 03/15/08                          350          280
Conoco, Inc.
 6.950% due 04/15/29                          735          681
Courtyard Marriott II, Ltd.
 Series B
 10.750% due 02/01/08                          70           70
Covad Communications Group, Inc.
 Series B
 12.000% due 02/15/10                          25           12
Crescent Real Estate Equities
 7.000% due 09/15/02 (b)                      900          843
 7.500% due 09/15/07 (b)                      525          441
Crompton Corp.
 8.500% due 03/15/05                          550          529
Crown Castle International Corp.
 10.750% due 08/01/11                          65           66
CSC Holdings, Inc.
 7.875% due 12/15/07                          325          315
 7.250% due 07/15/08                          395          362
 Series B
 8.125% due 08/15/09                          200          196
CSX Corp.
 6.800% due 12/01/28                        1,400        1,173
DaimlerChrysler North America Holding
 Corp.
 7.400% due 01/20/05                        1,625        1,630
 8.000% due 06/15/10                          200          203
Dayton Superior Corp.
 13.000% due 06/15/09                          24           23
Delphi Automotive Systems Corp.
 7.125% due 05/01/29                          110           93
Delta Air Lines, Inc.
 7.700% due 12/15/05                          450          433
 8.300% due 12/15/29                        1,075          915
Deutsche Bank Ltn
 17.400% due 08/01/01                          80           79
Dominion Resources, Inc.
 Series A
 8.125% due 06/15/10                          500          516
Dow Chemical Co.
 7.375% due 11/01/29                          490          471
Dynegy, Inc.
 7.450% due 07/15/06                          519          515
Echostar Broadband Corp.
 10.375% due 10/01/07                          45           45
Echostar DBS Corp.
 9.375% due 02/01/09                           19           19
Enron Corp.
 7.110% due 09/10/01 (b)                    3,000        3,000
 7.875% due 06/15/03                          900          918
EOP Operating, LP
 6.500% due 01/15/04                        1,100        1,066
 7.500% due 04/19/29                          510          450
Exide Corp.
 2.900% due 12/15/05                          750          319
Exodus Communications, Inc.
 11.250% due 07/01/08                          90           83
 11.375% due 07/15/08                          80           63
 11.625% due 07/15/10                         620          580
Extendicare Health Services, Inc.
 9.350% due 12/15/07                        1,150          621
Federated Department Stores, Inc.
 8.500% due 06/01/10                           60           58
 7.000% due 02/15/28                          325          241
 6.900% due 04/01/29                          210          153
Finova Capital Corp.
 6.750% due 03/09/09                          509          285
 Series EMTN
 6.910% due 06/18/03 (b)                    2,000        1,982
First Security Corp.
 5.875% due 11/01/03                        3,000        2,891
First Union Corp.
 6.950% due 11/01/04                          489          482
FleetBoston Financial Corp.
 7.250% due 09/15/05                          875          880
 7.375% due 12/01/09                          500          494
Florida Windstorm Underwriting
 7.125% due 02/25/19                          450          428

                                                     Multistrategy Bond Fund 164

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

Foamex LP
 13.500% due 08/15/05                          25           20
 9.875% due 06/15/07                           60           44
Ford Motor Co.
 6.625% due 10/01/28                          145          119
 7.450% due 07/16/31                          170          157
Ford Motor Credit Co.
 8.200% due 02/15/02                        2,755        2,786
 6.806% due 02/13/03                        2,000        1,991
 6.890% due 05/21/04 (b)                    5,000        5,011
 6.700% due 07/16/04                        3,525        3,453
 7.600% due 08/01/05                        5,000        5,027
 5.800% due 01/12/09                          500          439
 7.375% due 10/28/09                          705          685
Fort James Corp.
 6.625% due 09/15/04                          350          334
Fred Meyer, Inc.
 7.450% due 03/01/08                          450          437
Fugi JGB Investment, LLC
 9.870% due 12/31/49 (e)                      575          549
Generac Portable Products, LLC
 11.250% due 07/01/06                          40           16
General Electric Capital Corp.
 Series A
 7.375% due 01/19/10                          520          535
General Motors Acceptance Corp.
 7.053% due 04/05/04 (b)                    2,000        1,994
 7.750% due 01/19/10                          155          156
GEO Specialty Chemicals, Inc.
 10.125% due 08/01/08                          45           35
Global Crossing Holdings, Ltd.
 9.625% due 05/15/08                          925          883
Globix Corp.
 12.500% due 02/01/10                          25           16
Gold Eagle Capital, Ltd.
 12.198% due 04/15/01 (b)                     285          285
Golden State Holdings
 7.125% due 08/01/05                        2,160        2,008
Goldman Sachs Group
 6.920% due 02/22/02 (b)                    5,000        5,007
 7.625% due 08/17/05                           50           51
 Series B
 7.350% due 10/01/09                          500          488
GS Escrow Corp.
 7.000% due 08/01/03                          600          573
GTE Corp.
 6.940% due 04/15/28                          670          609
GTE North, Inc.
 6.900% due 11/01/08                          195          190
Halyard Re BV
 12.779% due 04/05/02 (b)                     300          296
Hanger Orthopedic Group
 11.250% due 06/15/09                          40           28
Hartford Financial Services
 Group Inc.
 7.900% due 06/15/10                          190          195
Hartford Life, Inc.
 7.650% due 06/15/27                          220          210
HCA - The Healthcare Co.
 8.750% due 09/01/10                          175          177
Healthsouth Corp.
 10.750% due 10/01/08                          90           91
Heller Financial, Inc.
 Series I
 7.063% due 02/05/01 (b)                    2,000        2,002
Hertz Corp.
 7.625% due 08/15/07                          130          129
High Voltage Engineering
 10.500% due 08/15/04                          45           29
HMH Properties, Inc.
 Series A
 7.875% due 08/01/05                          135          128
Holley Performance Products, Inc.
 Series B
 12.250% due 09/15/07                          55           32
Horseshoe Gaming Holding Corp.
 8.625% due 05/15/09                        1,125        1,097
Household Finance Corp.
 7.875% due 03/01/07                          504          513
 5.875% due 02/01/09                          560          500
 8.000% due 07/15/10                          235          240
Huntsman ICI Holdings
 Zero Coupon due 12/31/09                     500          168
Imperial Capital Trust I
 Series B
 9.980% due 12/31/26                          250          205
Intermedia Communications, Inc.
 8.600% due 06/01/08                          350          327
 Series B
 8.500% due 01/15/08                          205          192
International Paper Co.
 8.000% due 07/08/03                          425          430
Interpool Capital Trust
 Series B
 9.875% due 02/15/27                          415          237
IPC Magazines Group PLC
 9.625% due 03/15/08                           40           49
IT Group, Inc.
 Series B
 11.250% due 04/01/09                         165          140

165 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

ITC Deltacom, Inc.
 11.000% due 06/01/07                          25           21
 9.750% due 11/15/08                           45           36
John Hancock Mutual Life
 Insurance Co.
 7.375% due 02/15/24                          350          326
John Q. Hammons Hotels
 8.875% due 02/15/04                           65           60
Jostens, Inc.
 12.750% due 05/01/10                          22           22
K Mart Funding Corp.
 Series F
 8.800% due 07/01/10                          421          372
Kaufman and Broad Home Corp.
 7.750% due 10/15/04                          300          281
Kroger Co.
 7.250% due 06/01/09                          750          719
 8.050% due 02/01/10                          475          479
 8.000% due 09/15/29                          475          454
LCI International, Inc.
 7.250% due 06/15/07                          850          835
Lear Corp.
 Series B
 7.960% due 05/15/05                        1,400        1,303
Lehman Brothers Holdings, Inc.
 6.625% due 04/01/04                          375          364
 6.800% due 11/30/06 (b)                    4,118        3,829
 8.250% due 06/15/07                        1,435        1,465
 Series E
 7.715% due 04/02/02 (b)                    3,000        3,024
Lenfest Communications, Inc.
 8.375% due 11/01/05                          330          342
Lesotho Highlands Water
 13.000% due 09/15/10                       1,000          124
Level 3 Communications, Inc.
 11.000% due 03/15/08                         195          176
 9.125% due 05/01/08                          105           85
 11.250% due 03/15/10                         100           90
 Step Up Bond
 Zero Coupon due 03/15/10 (b)               1,700          842
Liberty Media Corp.
 8.500% due 07/15/29                          475          434
Litton Industries, Inc.
 8.000% due 10/15/09                          650          660
Lockheed Martin Corp.
 8.200% due 12/01/09                          425          442
 8.500% due 12/01/29                          445          475
Lodgenet Entertainment Corp.
 10.250% due 12/15/06                          55           55
Lodgian Financing Corp.
 12.250% due 07/15/09                          85           78
Louisiana Land and Exploration Co.
 7.650% due 12/01/23                          494          483
Lowes Cos., Inc.
 6.875% due 02/15/28                          535          455
 6.500% due 03/15/29                          205          167
Lucent Technologies, Inc.
 6.450% due 03/15/29                          405          314
Lyondell Chemical Co.
 10.875% due 05/01/09                          40           39
Mandalay Resort Group
 10.250% due 08/01/07                          95           97
May Department Stores Co.
 6.700% due 09/15/28                          165          131
MCI WorldCom, Inc.
 6.950% due 08/15/28                          635          558
McLeodUSA, Inc.
 8.375% due 03/15/08                          825          724
 8.125% due 02/15/09                          200          173
 Step Up Bond
 Zero Coupon due 03/01/07 (b)                 950          779
Merrill Corp.
 Series B
 12.000% due 05/01/09                          52           31
Merrill Lynch & Co., Inc.
 6.791% due 11/01/01 (b)                    5,000        5,004
 6.375% due 10/15/08                        1,000          940
 6.875% due 11/15/18                          605          547
Metromedia Fiber Network, Inc.
 10.000% due 12/15/09                          35           31
 Series B
 10.000% due 11/15/08                         775          690
MGM Grand, Inc.
 9.750% due 06/01/07                           95           98
MGM Mirage, Inc.
 8.500% due 09/15/10                          425          420
Mohegan Tribal Gaming Authority
 8.125% due 01/01/06                          300          290
 8.750% due 01/01/09                          250          244
Morgan Stanley Dean Witter & Co.
 7.750% due 06/15/05                          850          870
Motorola, Inc.
 6.500% due 11/15/28                          145          121
Namazu Re, Ltd.
 11.180% due 12/02/04 (b)                     285          281
NATG Holdings, LLC
 Series B
 12.750% due 02/01/10                         129          119
National City Corp.
 6.875% due 05/15/19                          500          437
Neff Corp.
 10.250% due 06/01/08                          60           27

                                                     Multistrategy Bond Fund 166

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

New England Education Loan Marketing
 Corp.
 6.830% due 06/11/01 (b)                    4,000        4,000
News America Holdings, Inc.
 8.875% due 04/26/23                          300          305
News America, Inc.
 7.300% due 04/30/28                          250          212
 7.625% due 11/30/28                          375          331
Nextel Communications, Inc.
 9.375% due 11/15/09                          110          107
 Step Up Bond
 Zero Coupon due 09/15/07 (b)                 855          682
 Zero Coupon due 02/15/08 (b)                 425          318
Nextlink Communications, Inc.
 12.500% due 04/15/06                         100           96
 10.750% due 11/15/08                       1,075          941
 10.750% due 06/01/09                          35           31
 Step Up Bond
 Zero Coupon due 04/15/08 (b)                 625          350
 Zero Coupon due 06/01/09 (b)                 400          209
Niagara Mohawk Power Corp.
 Series F
 7.625% due 10/01/05                          510          514
Norfolk Southern Corp.
 7.800% due 05/15/27                          400          385
North American Van Lines, Inc.
 13.375% due 12/01/09                          75           67
Official Information Co.
 Series B
 10.375% due 11/01/07                          35           31
Oil Purchase Co.
 7.100% due 04/30/02                          165          156
Orion Power Holdings, Inc.
 12.000% due 05/01/10                          50           53
Paine Webber Group, Inc.
 6.450% due 12/01/03                          500          493
 6.375% due 05/15/04                          425          416
Panamsat Corp.
 6.125% due 01/15/05                          925          847
Park Place Entertainment Corp.
 9.375% due 02/15/07                          200          202
Paxson Communications Corp.
 11.625% due 10/01/02                         550          562
Penhall International Corp.
 12.000% due 08/01/06                         125          114
Petro Stopping Centers
 10.500% due 02/01/07                         155          132
Pharmacia Corp.
 6.600% due 12/01/28                          570          500
Phoenix Color Corp.
 10.375% due 02/01/09                          60           49
Pinnacle Partners
 8.830% due 08/15/04                        1,300        1,313
Plains Resources, Inc.
 Series B
 10.250% due 03/15/06                           5            5
 Series E
 10.250% due 03/15/06                          55           55
PNC Funding Corp.
 6.125% due 02/15/09                          105           95
 7.500% due 11/01/09                          330          326
Precision Partners, Inc.
 12.000% due 03/19/09                          15            8
Premier Parks, Inc.
 9.750% due 06/15/07                          575          536
 Step Up Bond
 Zero Coupon due 04/01/08 (b)                 375          247
Procter & Gamble Co.
 6.600% due 12/15/04                          585          583
Prudential Insurance Co. of America
 6.875% due 04/15/03                          700          697
 6.375% due 07/23/06                          475          449
PSEG Energy Holdings, Inc.
 9.125% due 02/10/04                          225          230
Psinet, Inc.
 10.500% due 12/01/06                         165           91
 11.500% due 11/01/08                          45           23
PX Escrow Corp.
 Step Up Bond
 Zero Coupon due 02/01/06 (b)               1,275          434
Qwest Corp.
 7.200% due 11/01/04                          650          646
Railworks Corp.
 11.500% due 04/15/09                         110           32
Raytheon Co.
 8.200% due 03/01/06                          255          264
 8.300% due 03/01/10                          475          498
 Series 144A
 8.300% due 03/01/10                          160          167
RBF Finance Co.
 11.000% due 03/15/06                          35           40
Regional Independent Media
 12.875% due 07/01/08 (b)                      50           57
Rent-A-Center, Inc.
 11.000% due 08/15/08                          80           78
Republic Services, Inc.
 7.125% due 05/15/09                          175          157
Resolution Funding Corp.
 Principal Strip
 6.340% due 01/15/21                        1,232          349
Rockwell International Corp.
 6.700% due 01/15/28                          400          334

167 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                          (000)          (000)
                                            $              $
                                        ---------       ------

Rose Hills Corp.
 9.500% due 11/15/04                          500          291
Sabreliner Corp.
 11.000% due 06/15/08                          40           33
Saks, Inc.
 7.375% due 02/15/19                          320          183
Salomon, Inc.
 6.356% due 11/28/00                           45           46
 6.000% due 12/03/02 (b)                       51           51
Scotts Co.
 8.625% due 01/15/09                          500          480
Seagate Technology, Inc.
 7.450% due 03/01/37                          850          876
Shopping Center Associates
 7.625% due 05/15/05                          500          492
Simon Debartolo Group, LP
 6.625% due 06/15/03                          500          487
Small Business Administration-SBIC
 Series 10B
 7.449% due 08/01/10                          600          613
Smithfield Foods, Inc.
 7.625% due 02/15/08                          325          295
Spectrasite Holdings, Inc.
 Step Up Bond
 Series B
 Zero Coupon due 03/15/10 (b)                 120           58
Spieker Properties, LP
 6.950% due 12/15/02                          500          496
Sprint Capital Corp.
 6.375% due 05/01/09                          500          447
 6.875% due 11/15/28                          994          812
State Street Corp.
 7.650% due 06/15/10                          215          219
Station Casinos, Inc.
 10.125% due 03/15/06                         100          100
 9.750% due 04/15/07                           75           75
 9.875% due 07/01/10                          325          325
Sterling Chemicals Holdings, Inc.
 Step Up Bond
 Zero Coupon due 08/15/08 (b)                  30            8
Sterling Chemicals, Inc.
 Series A
 11.250% due 04/01/07                          25           13
Sun Microsystems, Inc.
 7.650% due 08/15/09                          170          171
Suntrust Banks, Inc.
 7.750% due 05/01/10                          180          179
Tekni-Plex, Inc.
 12.750% due 06/15/10                          90           82
Tenet Healthcare Corp.
 7.875% due 01/15/03                           50           50
 8.000% due 01/15/05                          150          148
 6.000% due 12/01/05                          725          631
 9.250% due 09/01/10                          225          236
Time Warner Entertainment Co., LP
 7.250% due 09/01/08                          125          123
Time Warner, Inc.
 7.975% due 08/15/04                          225          231
 7.750% due 06/15/05                          300          306
 6.625% due 05/15/29                        1,780        1,511
Times Mirror Co.
 7.450% due 10/15/09                          500          496
Tokai Preferred Capital Co. LLC
 9.980% due 12/29/49 (e)                    1,500        1,440
Toledo Edison Co.
 8.700% due 09/01/02                          500          505
Toll Brothers Corp.
 7.750% due 09/15/07                          825          767
Transdigm, Inc.
 10.375% due 12/01/08                          50           46
Trenwick Capital Trust I
 8.820% due 02/01/37                          625          430
TRW, Inc.
 6.625% due 06/01/04                        6,000        5,765
U.S. Bancorp
 Series J
 6.875% due 12/01/04                          850          840
Ubquitel Operating Co. Step Up Bond
 Zero Coupon due 04/15/10 (b)                 108           52
 Zero Coupon due 04/15/10 (b)                  45           21
UBS PFD Funding Trust I
 8.622% due 10/29/49 (e)                      290          293
Unicredito Italiano Capital Trust
 9.200% due 10/29/49 (e)                      200          199
Unilever Capital Corp.
 7.125% due 11/01/10                        1,155        1,140
Union Planters Bank
 6.500% due 03/15/18                          475          418
United Rentals, Inc.
 Series B
 8.800% due 08/15/08                           50           40
 9.250% due 01/15/09                          125          103
URS Corp.
 Series B
 12.250% due 05/01/09                         145          149
US Airways Pass-Thru Certificate
 Series 2000-1
 8.110% due 02/20/17                          200          201

                                                     Multistrategy Bond Fund 168

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL      MARKET
                                         AMOUNT         VALUE
                                          (000)         (000)
                                            $             $
                                        ---------      -------

US West Capital Funding, Inc.
 6.875% due 08/15/01                        1,900        1,895
 6.250% due 07/15/05                          700          669
 6.875% due 07/15/28                          750          659
USA Waste Services, Inc.
 6.500% due 12/15/02                          575          550
Viacom, Inc.
 7.750% due 06/01/05                          325          331
 7.700% due 07/30/10                          450          458
Wal-Mart Stores, Inc.
 6.875% due 08/10/09                           85           84
 7.550% due 02/15/30                          525          543
Walt Disney Co.
 5.125% due 12/15/03                          850          813
Washington Mutual, Inc.
 7.500% due 08/15/06                          478          469
 8.250% due 04/01/10                          155          157
 Series A
 8.206% due 02/01/27                          370          322
Waste Management, Inc.
 6.875% due 05/15/09                          575          506
 7.100% due 08/01/26                        1,175        1,139
 7.000% due 07/15/28                          400          323
Wells Fargo Bank NA
 7.550% due 06/21/10                          410          415
 Series BNKT
 7.800% due 06/15/10                        2,000        2,028
Wells Fargo Co.
 6.625% due 07/15/04                          425          418
Wellsford Residential Property Trust
 9.375% due 02/01/02                          475          482
Westdeutsche Landesbank NY
 6.050% due 01/15/09                          600          546
Western Resources, Inc.
 7.125% due 08/01/09                          475          394
Williams Communications
 Group, Inc.
 10.700% due 10/01/07                         100           86
 11.700% due 08/01/08                         875          777
 10.875% due 10/01/09                         145          122
WRC Media, Inc.
 12.750% due 11/15/09                          60           52
XM Satellite Radio Holdings, Inc.
 14.000% due 03/15/10                          15           10
Yanknets LLC
 12.750% due 03/01/07                          35           33
                                                       -------
                                                       202,646
                                                       -------

EURODOLLAR BONDS - 5.4%
Bayerische Hypo-und Vereinsbank
 8.741% due 06/30/31                          210          196
Brazil, Federal Republic of
 7.875% due 01/01/01 (b)                    1,464        1,462
Brazil, Republic of
 11.625% due 04/15/04                         400          404
 Series - 20 YR
 8.000% due 04/15/14                           81           60
Bulgaria, National Republic of
 7.750% due 07/28/11 (b)                      240          179
Citicorp
 6.710% due 06/27/02 (b)                    3,000        2,996
Colombia, Republic of
 11.750% due 02/25/20                         375          302
Deutsche Telekom International
 Finance BV Step Up Bond
 8.000% due 06/15/10 (b)                    2,275        2,319
Flextronics International, Ltd.
 9.875% due 07/01/10                          575          581
Ford Credit of Canada, Ltd.
 6.820% due 12/16/02 (b)                    5,000        4,984
Ford Motor Credit Co.
 6.896% due 01/17/02 (b)                    2,175        2,173
Household Bank Nevada NA
 6.948% due 10/22/03 (b)                    4,000        3,985
Hurst Group PLC
 11.125% due 08/06/08                          55           81
Hutchison Whampoa Finance, Ltd.
 7.450% due 08/01/17                          300          274
Jazztel PLC
 14.000% due 07/15/10                          75           49
KPNQwest BV
 8.125% due 06/01/09                          900          817
Merita Bank, Ltd.
 7.150% due 12/29/49 (e)                    1,200        1,186
Mexico (United Mexican States)
 9.875% due 02/01/10                          390          405
Morgan Stanley Dean Witter
 Series T
 6.848% due 03/11/03 (b)                    1,700        1,699
 Series B
 9.250% due 11/15/06                          115           84
NTL Communications Corp.
 Step-Up Bond
 Series B
 Zero Coupon due 11/15/09 (b)                  25           11
Ono Finance PLC
 14.000% due 07/15/10                         100           66
Pacific Re, Ltd.
 10.380% due 05/31/03 (b)                     345          348

169 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------      ------

Panama, Republic of
 9.375% due 04/01/29                          295          283
 Series 20 YR
 7.750% due 07/17/16 (b)                       66           51
 Step Up Bond
 4.500% due 07/17/14 (b)                      145          115
Philippines, Republic of
 9.875% due 01/15/19                           41           30
Poland, Republic of
Step Up Bond
 Series RSTA
 4.000% due 10/27/24 (b)                    1,250          850
Royal Bank of Scotland PLC
 Series 1
 9.118% due 03/31/49 (e)                    2,650        2,760
Russian Federation
 8.250% due 03/31/10                          285          181
Seismic, Ltd.
 11.315% due 01/01/02 (b)                     320          320
Swiss Life Finance, Ltd.
 2.000% due 05/20/05                          865          868
Telefonica Europe BV
 7.750% due 09/15/10                          500          502
 8.250% due 09/15/30                          350          358
Turkey, Republic of
 12.375% due 06/15/09                         225          226
United Mexican States
 9.875% due 01/15/07                           45           47
United Pan-Europe Communications Step
 Up Bond
 Series B
 Zero Coupon due 11/01/09                      35           14
Versatel Telecom International
 11.875% due 07/15/09                          35           22
Vodafone Group PLC
 7.625% due 02/15/05                        1,000        1,017
 7.750% due 02/15/10                           65           66
 7.875% due 02/15/30                          515          513
                                                        ------
                                                        32,884
                                                        ------

MORTGAGE-BACKED SECURITIES - 50.3%
Advanta Mortgage Loan Trust
 Series 97-4 Class M1
 7.040% due 01/25/29                        1,600        1,568
Chase Commercial Mortgage Securities
 Corp.
 Series 1997-2 Class D
 6.600% due 12/19/07                        1,500        1,394
Chase Mortgage Finance Corp.
 Series 1994-C Class A6
 6.250% due 02/25/10                          403          391
Credit Suisse First Boston Mortgage
 Securities Corp.
 Series 1998-C2 Class A1
 5.960% due 12/15/07                          599          578
DLJ Mortgage Acceptance Corp.
 Series 1996-Q5 Class A1
 7.188% due 06/25/26 (b)                      499          495
Federal Home Loan Mortgage Corp.
 7.500% 30 Year TBA Gold (d)               11,421       11,403
 6.000% 30 Year TBA Gold (d)                1,000          938
 6.500% 30 Year TBA Gold (d)                9,700        9,327
 7.000% 30 Year TBA Gold (d)                3,300        3,233
 7.500% 30 Year TBA Gold (d)                3,500        3,498
 8.000% 30 Year TBA Gold (d)                  800          811
 Series 1037 Class Z
 9.000% due 02/15/21                          570          588
 Series 2006 Class B
 6.500% due 08/15/23                        3,650        3,613
Federal Home Loan Mortgage Corp.
 Participation Certificate
 8.000% due 2015                              986        1,004
 11.000% due 2020                             506          555
 8.500% due 2025                              567          581
 8.500% due 2027                            2,698        2,763
 6.500% due 2029 (f)                        4,001        3,850
 6.757% due 2029 (b)                        1,549        1,511
 7.500% due 2030                            3,187        3,185
 7.813% due 2030                              900          902
 8.000% due 2030                            9,072        9,194
 Series 2246 Class Z
 7.500% due 08/30/30                        5,500        5,488
 Step Up Bond
 Series 1707 Class S
 2.175% due 03/15/24 (b)                    1,215          100
Federal National Mortgage Association
 7.500% 15 Year TBA (d)                     1,725        1,737
 6.000% 30 Year TBA (d)                     5,000        4,688
 6.500% 30 Year TBA (d)                     9,020        8,665
 7.000% 30 Year TBA (d)                     3,175        3,109
 7.500% 30 Year TBA (d)                     1,800        1,797
 8.000% 30 Year TBA (d)                     3,890        3,936
 8.500% 30 Year TBA (d)                     4,150        4,241
 6.000% due 2003                              131          129
 10.000% due 2005                              76           78
 11.000% due 2016                             500          550
 7.598% due 2023 (b)                          351          357
 9.000% due 2025                            1,822        1,880
 7.718% due 2026 (b)                        2,524        2,604
 8.500% due 2026 (f)                        1,466        1,499
 9.000% due 2026                              476          492
 6.000% due 2029                            4,039        3,788

                                                     Multistrategy Bond Fund 170

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL      MARKET
                                         AMOUNT         VALUE
                                          (000)         (000)
                                            $             $
                                        ---------      -------

 6.500% due 2029                           11,278       10,838
 7.000% due 2029                            3,422        3,352
 6.750% due 2030                              515          504
 6.875% due 2030                              350          344
 7.500% due 2030                            6,778        6,767
 8.000% due 2030                            6,573        6,653
 1.000% due 2040 (b)                        5,200        5,207
 Series 1997-68 Class SC
 1.875% due 05/18/27 (b)                    2,035          103
 Series 1997-77 Class G
 6.500% due 05/18/23                        1,821        1,811
Federal National Mortgage Association
 (REMIC)
 Series 1992-10 Class ZD
 8.000% due 11/25/21                        2,009        2,044
Federal National Mortgage Association
 Interest Only Strip
 Series 281 Class 2
 9.000% due 11/01/26                          557          154
First Union Lehman Brothers
 Commercial Mortgage Trust
 Pass-through Certificates
 Series 1997-C1 Class D
 7.500% due 10/18/08                          250          245
GMAC Commercial Mortgage Securities,
 Inc.
 Series 1997-C1 Class A2
 6.850% due 09/15/06                          230          229
 Series 1998-C1 Class A2
 6.700% due 03/15/08                        3,000        2,913
Government National Mortgage
 Association
 10.000% due 08/15/22                         474          509
 10.000% due 04/15/25                         684          735
 6.000% 30 Year TBA (d)                    17,800       16,793
 6.500% 30 Year TBA (d)                    41,650       40,208
 7.000% 30 Year TBA (d)                    27,920       27,519
 7.500% 30 Year TBA (d)                    27,200       27,295
 9.000% due 2017                            1,487        1,560
 6.750% due 2023 (b)                          282          284
 7.125% due 2023 (b)                          441          445
 7.375% due 2023 (b)                          856          862
 6.750% due 2024 (b)                        1,796        1,812
 7.125% due 2024 (b)                        1,933        1,952
 8.000% due 2024                              128          130
 6.750% due 2025 (b)                          151          152
 7.125% due 2025 (b)                          216          218
 7.375% due 2025 (b)                        1,762        1,777
 7.125% due 2026 (b)                        1,267        1,279
 8.500% due 2026                            1,041        1,062
 6.750% due 2027 (b)                        1,745        1,760
 7.375% due 2027 (b)                        1,439        1,450
 7.500% due 2029 (b)                        1,294        1,298
 8.000% due 2029 (b)                        8,810        8,957
 8.000% due 2030                            8,855        9,002
 Series 2000-8 Class SA
 1.830% due 01/16/30 (b)                    1,772           86
 Series 2000-9 Class SH
 2.380% due 02/16/30 (b)                    3,499          195
Government National Mortgage
 Association Pass-through Certificate
 Series 1999-43 Class UD
 1.380% due 11/16/29 (b)                    2,523           91
 Series 1999-44 Class SA
 1.930% due 12/16/29 (b)                    2,008           98
Midland Realty Acceptance Corp.
 Series 1996-C2 Class A2
 7.233% due 01/25/29                        1,000        1,008
Morgan Stanley Capital I, Inc.
 Series 1998-XL1 Class A3
 6.480% due 05/03/08                          303          293
Nationslink Funding Corp.
 Series 1999-SL Class A4
 6.654% due 02/10/06                          500          494
Residential Funding Mortgage
 Securities I
 Series 1993-S20 Class A8
 6.980% due 06/25/08                          900          897
 Series 1997-S6 Class A5
 7.000% due 05/25/12                          896          857
Residential Funding Mortgage
 Securities II
 Series 1997-HS5 Class M1
 7.010% due 05/25/27                        1,400        1,370
Resolution Trust Corp.
 Series 1994 - C2 Class G
 8.000% due 04/25/25                          572          555
 Series 1994-1 Class M-2
 7.750% due 09/25/29                          333          331
Salomon Brothers Mortgage Securities
 VII
 Series 1999-NC3 Class A
 6.970% due 07/25/29 (b)                    3,275        3,276
 Mortgage Pass-through Certificate
 Series 1994-16 Class A
 9.089% due 11/25/24 (b)                      248          252
Vendee Mortgage Trust
 Series 2000-1 Class 2G
 7.250% due 06/15/09                          330          329

171 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                         PRINCIPAL      MARKET
                                          AMOUNT         VALUE
                                           (000)         (000)
                                             $             $
                                         ---------     -------

Vornado Finance LLC
 Series 2000-VNO Class C
 8.095% due 03/15/10 (b)                    1,000        1,031
Washington Mutual
 Series 2000-1R Class A
 6.780% due 07/26/03                          901          901
                                                       -------
                                                       306,807
                                                       -------

NON-US BONDS - 0.2%
AES Drax Energy, Ltd.
 11.250% due 08/30/10                  GBP     35           53
Argentina, Republic of
 Series PRE1
 2.696% due 04/01/01 (b)               ARS     45            6
 Series PRO1
 2.696% due 04/01/07 (b)               ARS     22           13
 Series PRO2
 6.620% due 04/01/07 (b)               ARS     63           42
Brokat AG
 11.500% due 03/31/10                  EUR      5            3
Colt Telecom Group PLC
 7.625% due 12/15/09                   GBP      5            4
Coral Group Holdings PLC
 Series B
 13.500% due 09/30/09                  GBP     10           15
CP Kelco Capital Corp.
 11.875% due 09/15/10                  EUR     10            8
Diamond Holdings PLC
 10.000% due 02/01/08                  GBP     20           27
Energis PLC
 9.500% due 06/15/09                   GBP     45           62
Flowserve Finance BV
 12.250% due 08/15/10                  EUR     10            8
Gala Group Holdings PLC
 12.000% due 06/01/10                  GBP     40           60
Greece, Republic of
 5.900% due 02/11/03                   GRD  7,000           18
Hungary, Government of
 9.500% due 06/12/02                   HUF 36,600          115
 Series 01/E
 15.500% due 05/12/01                  HUF 12,000           39
Hungary, Republic of
 13.500% due 11/24/01                  HUF 23,300           76
 9.500% due 01/12/02                   HUF 24,500           77
IPC Magazines Group, PLC
 Step Up Bond
 Zero Coupon due 03/15/08 (b)          GBP     20           18
Jones Lang Lasalle Finance BV
 9.000% due 06/15/07 (b)               EUR     10            9
Kappa Beheer BV
 10.625% due 07/15/09                  EUR     10            9
 Step Up Bond
 Series EUR
 Zero Coupon due 07/15/09 (b)          EUR      5            3
Lesotho Highlands Water
 12.000% due 12/01/05                  ZAR    230           29
 Series WS02
 12.500% due 04/15/02                  ZAR    600           79
PTC International Finance
 Series EUR
 11.250% due 12/01/09                  EUR      5            4
Telewest Communications, PLC
 Step Up Bond
 Zero Coupon due 04/15/09 (b)          GBP     90           66
Tlel1 Europe BV
 13.000% due 05/15/09                  EUR    105           78
Travelex PLC
 10.500% due 07/31/10                  GBP     20           28
United Pan-Europe
 Communications
 Series B
 11.250% due 02/01/10                  EUR     35           25
                                                       -------
                                                           974
                                                       -------

UNITED STATES GOVERNMENT AGENCIES - 5.0%
Federal Home Loan Bank Corp.
 Discount Note
 Zero Coupon due 11/03/00                     210          210
Federal Home Loan
 Mortgage Corp.
 5.750% due 03/15/09                        7,575        7,115
 6.750% due 09/15/29                        4,725        4,707
Federal National
 Mortgage Association
 6.250% due 05/15/29                        2,170        2,029
 7.125% due 01/15/30                        9,145        9,558
Federal National
 Mortgage Association
 Zero Coupon due 06/01/17                   6,400        2,128
Small Business Administration
 Series 97-D
 7.500% due 04/01/17                        4,764        4,840
                                                       -------
                                                        30,587
                                                       -------

UNITED STATES GOVERNMENT
TREASURIES - 12.6%
United States Treasury Bond
 Principal Strip
 8.875% due 02/15/19                          600          203

                                                     Multistrategy Bond Fund 172

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL      MARKET
                                         AMOUNT         VALUE
                                          (000)         (000)
                                            $             $
                                        ---------      -------

 8.000% due 11/15/21                       16,483        4,718
 7.500% due 11/15/24                       12,278        2,961
 6.125% due 11/15/27                        5,950        1,234
United States Treasury Bonds
 10.625% due 08/15/15                       4,000        5,796
 8.125% due 08/15/19                          300          371
 8.750% due 08/15/20                        1,200        1,577
 8.125% due 05/15/21                        8,500       10,602
 6.000% due 02/15/26                          700          702
 6.500% due 11/15/26                          500          534
 6.625% due 02/15/27                        1,195        1,298
 6.125% due 11/15/27                          750          766
 3.625% due 04/15/28                          641          615
 5.500% due 08/15/28                          300          282
 3.875% due 04/15/29                        6,933        6,959
 6.250% due 05/15/30                       10,775       11,475
United States Treasury
 Interest Only Strip
 Zero Coupon due 02/15/11                   7,705        4,212
United States Treasury Notes
 6.625% due 04/30/02                        5,150        5,186
 3.625% due 07/15/02 (f)                      755          756
 4.125% due 11/15/03                        1,580        1,509
 7.875% due 11/15/04                          100          107
 7.500% due 02/15/05                        4,890        5,189
 6.500% due 10/15/06                        1,600        1,650
 3.375% due 01/15/07                        3,298        3,212
 3.625% due 01/15/08                        2,245        2,209
 3.875% due 01/15/09                        2,106        2,106
 6.000% due 08/15/09                          400          404
                                                       -------
                                                        76,633
                                                       -------

YANKEE BONDS - 2.1%
360networks, Inc.
 13.000% due 05/01/08                          20           17
Abbey National PLC
 7.950% due 10/26/29                          430          432
Abitibi-Consolidated, Inc.
 8.850% due 08/01/30                          865          833
Alestra Sa de RL de CV
 12.625% due 05/15/09                         240          202
Amvescap PLC
 6.600% due 05/15/05                          925          884
Asia Pulp & Paper Finance IX, Ltd.
 10.750% due 10/04/01                         800          480
Avecia Group PLC
 11.000% due 07/01/09                          85           81
British Sky Broadcasting
 6.875% due 02/23/09                          525          448
 8.200% due 07/15/09                          750          694
Cable Satisfaction International Inc.
 12.750% due 03/01/10                          20           16
Cellco Finance N.V.
 15.000% due 08/01/05                         115          118
Colt Telecom Group PLC
 Step Up Bond
 Zero Coupon due 12/15/06 (b)                 600          547
Edperbrascan Corp.
 7.125% due 12/16/03                          925          887
Glencore Nickel Party, Ltd.
 9.000% due 12/01/14                          305          241
Global Crossing Holdings, Ltd.
 9.125% due 11/15/06                          310          296
Grupo Iusacell SA de CV
 Series B
 10.000% due 07/15/04                         750          736
GT Group Telecom, Inc.
 Step-Up Bond
 Zero Coupon due 02/01/10 (b)               1,515          553
Hyundai Semiconductor America, Inc.
 8.625% due 05/15/07                          360          289
Innova S. de R.L.
 12.875% due 04/01/07                         240          215
Korea Electric Power Corp.
 7.000% due 02/01/27                          305          286
National Westminster Bank PLC
 7.750% due 04/29/49 (e)                      600          582
Quebec, Province of
 7.500% due 09/15/29                          440          446
 Series NN
 7.125% due 02/09/24                           75           73
Regional Independent Media
 10.500% due 07/01/08                          70           74
Royal Caribbean Cruises, Ltd.
 7.000% due 10/15/07                          900          792
 7.500% due 10/15/27                          550          436
RSL Communications PLC
 Step Up Bond
 Zero Coupon due 03/01/08 (b)                 300           32
St. George Bank, Ltd.
 7.150% due 10/01/05                          700          692
Stagecoach Holdings PLC
 8.625% due 11/15/09                          975          762
Tembec Industries, Inc.
 8.625% due 06/30/09                          185          182
Tyco International Group SA
 6.875% due 09/05/02                          800          793
                                                       -------
                                                        13,119
                                                       -------

TOTAL LONG-TERM INVESTMENTS
(cost $705,857)                                        702,038
                                                       -------

173 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                          NOTIONAL       MARKET
                                           AMOUNT         VALUE
                                            (000)         (000)
                                              $             $
                                          --------       ------

OPTIONS PURCHASED - 0.0%
United States Treasury Bonds (c)*
 Feb  99.59 Call                            3,475           57
 Mar 104.33 Call                            1,000           42
 Dec 104.56 Call                            1,650           51
 Dec 104.58 Call                            1,650           52
 Dec 104.56 Put                             1,650           11
 Dec 104.58 Put                             1,650           13
United States Treasury Notes (c)*
 Jan 104.53 Call                            1,200           34
United States Treasury Notes
 5 Year Futures (c)*
 Feb 108.00 Call                              100            2
 Nov 105.00 Call
                                               50           --
                                                         -----

TOTAL OPTIONS PURCHASED
(cost $288)                                                262
                                                         -----

                                           NUMBER
                                             OF
                                           SHARES
                                           ------

PREFERRED STOCKS - 0.5%
Avecia Group PLC Payment in Kind              100            3
California Federal Preferred
 Capital Corp. Series A                    38,700          890
Equity Office Properties Trust
 Series B                                  18,000          801
Global Crossing Holdings, Ltd.             10,000          960
Granite Broadcasting Corp.                     44           24
High Voltage Engineering Corp.
 Series A                                       9            5
Paxson Communications Corp.                   423          415
Psinet, Inc.
 Series D                                     610            8
                                                         -----

TOTAL PREFERRED STOCKS
(cost $3,325)                                            3,106
                                                         -----

                                         PRINCIPAL
                                           AMOUNT
                                           (000)
                                             $
                                         ---------

SHORT-TERM INVESTMENTS - 11.9%
American Express
 Credit Corp. 1&2
 5.150% due 11/13/00                        3,000        2,994
British Telecomm PLC
 6.852% due 10/09/01                        1,750        1,667
Chase Daily Reset
 30.450% due 11/22/00 (b)                     167          167
Chase Daily Reset 6
 30.400% due 11/22/00                         503          503
Citi CRC
 14.750% due 11/22/00                          18           18
Citi SVC Linked Deposit
 8.750% due 11/07/00                           45           45
Citibank CRC Linked Deposit
 14.280% due 12/21/00                         127          127
Citibank Credit Linked Deposit
 14.500% due 01/18/01                          30           30
Citibank Service Time Deposit
 8.750% due 11/20/00                           86           86
CSFB TRL Weekly Reset 5
 37.373% due 03/09/01                         144          144
Deutsche Bank Ltn Brl Linked
 19.300% due 03/01/01                         170          177
Federal Agriculture Mortgage Corp.
 Discount Note
 6.400% due 11/13/00                          100          100
 Credit Discount Notes
 Zero Coupon due 11/13/00                   2,500        2,495
Federal Home Loan Bank
 Consolidated Discount Notes
 6.480% due 11/06/00                          100          100
 6.591% due 11/20/00                          260          259
 6.350% due 11/22/00                          100          100
 6.350% due 11/27/00                          100          100
 6.420% due 11/29/00                          217          216
 6.360% due 12/01/00 (f)                      250          249
 6.273% due 12/04/00                          100           99
 6.413% due 01/31/01                          142          140
 6.389% due 02/28/01                          143          140
 6.572% due 06/04/01                          100           96
Federal Home Loan Bank Corp.
 Discount Notes
 6.447% due 12/13/00                          100           99
 6.446% due 12/15/00                          210          208
 6.443% due 12/20/00                          100           99
 6.620% due 12/29/00                          140          139
 6.640% due 02/26/01                          110          108
 6.336% due 03/08/01                           95           93
 6.302% due 03/23/01                          100           98
 6.150% due 04/09/01                          100           97
 Zero Coupon due 11/01/00                     120          120
Federal Home Loan Mortgage Corp.
 6.331% due 03/01/01                          230          225
Federal Home Loan Mortgage Corp.
 Discount Notes
 6.379% due 11/02/00                          305          305
 6.405% due 11/07/00                          100          100
 6.375% due 11/09/00                          146          146
 6.400% due 11/16/00                          537          536
 6.390% due 11/30/00                          320          318

                                                     Multistrategy Bond Fund 174

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                        PRINCIPAL     MARKET
                                         AMOUNT        VALUE
                                          (000)        (000)
                                            $            $
                                        ---------    ---------

 6.430% due 01/11/01                          126          124
 6.400% due 01/18/01                          269          265
 6.413% due 02/01/01                          100           98
 6.069% due 10/11/01                          146          137
Federal National Mortgage
 Association Discount Notes
 6.469% due 11/06/00                          130          130
 5.160% due 11/13/00                          100          100
 6.370% due 11/22/00                          146          145
 6.390% due 11/29/00                          178          177
 6.452% due 12/04/00                          157          156
 6.451% due 12/06/00                          243          241
 6.447% due 12/13/00                          251          249
 6.340% due 12/19/00                          276          274
 5.180% due 12/20/00                          457          453
 6.410% due 01/25/01                          135          133
 6.310% due 02/20/01                          151          148
 6.279% due 04/12/01                          165          160
 6.364% due 05/14/01                          100           97
 6.573% due 05/30/01                          100           96
 6.319% due 07/27/01                          272          259
 6.310% due 08/10/01                          100           95
 6.084% due 09/27/01                          225          212
 Zero Coupon due 11/02/00                      29           29
Ford Motor Credit Co.
 6.470% due 11/23/00                        2,500        2,495
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                         44,319       44,319
General Motors Acceptance Corp.
 Zero Coupon due 11/13/00                   3,000        2,994
Household Finance Corp.
 6.470% due 11/13/00                        2,500        2,495
Prudential Funding Corp.
 6.480% due 11/13/00                        3,000        2,994
Salomon Korean MSB Linked
 6.950% due 01/10/01 (b)                      115          114
United States Treasury Bills
 5.800% due 02/01/01 (f)                      190          186
 5.900% due 03/01/01                          100           98
 5.750% due 05/31/01
                                              103           99
                                                     ---------

TOTAL SHORT-TERM INVESTMENTS
(cost $72,219)                                          72,315
                                                     ---------

WARRANTS - 0.0% (c)
GT Group Telecom, Inc. 2010
 Warrants                                   1,515           77
Jostens, Inc. 2010 Warrants                   102            2
Motient Corp. 2008 Warrants                    35            1
XM Satellite Radio Holdings, Inc.
 2010 Warrants                                 15            2
Cable Satisfaction Intl.
                                               20           --
                                                     ---------

TOTAL WARRANTS
(cost $87)                                                  82
                                                     ---------

TOTAL INVESTMENTS - 127.5%
(identified cost $781,776)                             777,803

OTHER ASSETS AND LIABILITIES,
INCLUDING OPTIONS WRITTEN,
NET - (27.5%)                                        (167,722)
                                                     ---------

                                                       610,081
NET ASSETS - 100.0%                                  =========

*   Each contract represents $100,000 notional value.
(a) At amortized cost, which approximates market.
(b) Adjustable or floating rate security.
(c) Nonincome-producing security.
(d) Forward commitment.
(e) Perpetual floating rate note.
(f) Held as collateral in connection with futures contracts purchased (sold) and options written by the Fund.

Abbreviations:
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

See accompanying notes which are an integral part of the financial statements.

175 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

Foreign Currency Abbreviations:
ARS - Argentine peso
BRL - Brazilian real
CLP - Chilean peso
CNY - Chinese renminbi yuan
COP - Columbian peso
CZK - Czech koruna
DKK - Danish krone
EUR - Euro dollar
GBP - British pound sterling
GRD - Greek drachma
HUF - Hungarian forint
IDR - Indonesian rupiah
ILS - Israeli shekel
INR - Indian rupee
JPY - Japanese yen
KES - Kenyan shilling
KRW - South Korean won
MXN - Mexican peso
PEN - Peruvian nouveau sol
PHP - Philippine peso
PLN - Polish zloty
SEK - Swedish krona
SKK - Slovakian koruna
TWD - New Taiwan dollar
USD - United States dollar
VEB - Venezuelan bolivar
ZAR - South African rand

  See accompanying notes which are an integral part of the financial statements.

                                                     Multistrategy Bond Fund 176

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

                                                 UNREALIZED
                                    NUMBER      APPRECIATION
                                      OF       (DEPRECIATION)
FUTURES CONTRACTS                 CONTRACTS*      (000)
                                  ----------   --------------

LONG POSITIONS
Germany, Fed. Rep. 10 Year Bonds
 expiration date 12/00                 244     $         35

Municipal Bond Index
 expiration date 12/00                   2                3

United States Treasury Bonds
 expiration date 12/00                  40               (1)

United States Treasury 2 Year Notes
 expiration date 12/00                   4                4

United States Treasury 5 Year Notes
 expiration date 12/00                  52               14

United States Treasury 10 Year Notes
 expiration date 12/00                 182               94

SHORT POSITIONS
Germany Bond 10 Year
 expiration date 12/00                  26                9

United States Treasury Bonds
 expiration date 12/00                 213               49

United States Treasury
 5 Year Notes
 expiration date 12/00                 489             (412)
                                               ------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts                                     $       (205)
                                               ============


                                      NOTIONAL   MARKET
                                       AMOUNT     VALUE
                                       (000)      (000)
OPTIONS WRITTEN                          $          $
                                      -------- ------------

United States Treasury Bonds*
   Mar 93.25 Call                         198          55
   Dec 92.25 Put                           45          --
   Mar 92.75 Put                          188           1
Eurodollar 3 Month Futures*
   Dec 93.00 Put                          150           1
United States Treasury Bonds*
   Jan 100.50 Call                      1,200          75
   Mar 108.30 Call                      1,000          22
   Jan 108.56 Put                       1,200          32
   Dec 103.42 Put                       6,105          32
   Feb 98.86 Put                        3,475          31
   Mar 100.36 Put                       1,000           6
United States Treasury Notes*
   Dec 103.42 Call                      6,105          41
   Dec 100.14 Call                     15,015          38
   Dec 100.14 Put                      15,015          33
United States Treasury Notes*
 10 Year Futures
   Nov 102.00 Call                         47           6
   Nov 103.00 Call                         62           2
   Nov 97.00 Put                           18          --
   Nov 98.00 Put                           18          --
   Nov 98.00 Put                           18          --
                                               ----------

Total Liability for Options Written
    (premiums received $438)                          375
                                               ==========

See accompanying notes which are an integral part of the financial statements.

177 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                           UNREALIZED
CONTRACTS TO  IN EXCHANGE                 APPRECIATION
  DELIVER         FOR      SETTLEMENT    (DEPRECIATION)
   (000)         (000)        DATE           (000)
------------  -----------  ----------    --------------
USD       65  ARS      66   11/06/00     $           1
USD       49  ARS      49   11/16/00                --
USD      102  ARS     103   11/20/00                --
USD       92  ARS      93   12/21/00                --
USD       15  ARS      15   12/27/00                --
USD      170  ARS     172   01/24/01                --
USD      143  ARS     145   02/28/01                (1)
USD      151  ARS     153   02/28/01                (1)
USD       70  ARS      72   03/06/01                 1
USD       50  ARS      51   03/06/01                --
USD       13  BRL      24   11/30/00                --
USD      129  BRL     242   12/04/00                (3)
USD       81  BRL     151   12/05/00                (3)
USD      144  BRL     274   12/18/00                (2)
USD       94  BRL     184   12/27/00                 1
USD      145  CLP  81,200   11/02/00                (3)
USD      217  CLP 124,395   12/04/00                --
USD       10  CLP   5,672   12/18/00                --
USD       62  CLP  34,643   05/14/01                (2)
USD       60  CLP  34,080   08/14/01                (2)
USD       15  CLP   8,642   10/10/01                --
USD       29  CNY     241   11/08/00                --
USD      160  CNY   1,328   11/20/00                --
USD       83  CNY     688   12/20/00                --
USD      116  CNY     963   12/20/00                (1)
USD      126  CNY   1,046   01/11/01                --
USD      135  CNY   1,122   01/29/01                (1)
USD       92  CNY     765   03/12/01                (1)
USD       45  COP 100,665   11/30/00                 2
USD      107  COP 231,334   11/30/00                --
USD       75  COP 167,250   12/04/00                 2
USD       28  COP  62,076   12/05/00                 1
USD       89  COP 196,868   12/06/00                 2
USD      210  COP 459,480   12/15/00                 2
USD       60  COP 134,100   12/18/00                 2
USD       53  COP 117,925   12/19/00                 2
USD       99  COP 217,305   01/24/01                 1
USD      116  CZK   4,797   11/20/00                 1
USD       25  CZK   1,020   12/04/00                (1)
USD       52  CZK   1,965   02/05/01                (4)
USD      142  CZK   5,500   02/05/01                (8)
USD      102  CZK   3,891   06/01/01                (7)
USD       59  CZK   2,215   06/07/01                (5)
USD       87  CZK   3,240   06/12/01                (8)
USD       18  DKK     154   01/26/01                --
USD      114  EUR     135   11/20/00                 1
USD       40  EUR      45   12/14/00                (1)
USD       18  EUR      20   01/26/01                (1)
USD       15  EUR      16   01/26/01                (1)
USD        8  EUR       9   01/26/01                --
USD       14  EUR      16   01/26/01                (1)
USD        2  EUR       2   01/26/01                --
USD       82  EUR      93   01/26/01                (3)
USD       46  EUR      52   01/26/01                (1)
USD        4  EUR       4   01/26/01                --
USD       51  EUR      58   01/26/01                (1)
USD       30  EUR      34   01/26/01                (1)
USD       48  EUR      55   01/26/01                (1)
USD       24  EUR      28   01/26/01                --
USD        4  EUR       5   01/26/01                --
USD       60  EUR      71   01/26/01                --
USD       13  EUR      16   01/26/01                --
USD      101  EUR     119   01/26/01                --
USD       41  EUR      46   03/09/01                (2)
USD       69  GBP      47   01/26/01                --
USD      296  GRD  95,401   11/06/00               (58)
USD       78  GRD  31,590   11/27/00                 1
USD       41  HUF  12,336   03/12/01                (2)
USD      272  HUF  78,244   08/06/01               (29)
USD      146  HUF  45,520   10/15/01                (5)
USD       54  ILS     227   11/15/00                 1
USD       64  ILS     270   11/20/00                 1
USD       76  ILS     320   11/20/00                 1
USD       68  ILS     278   03/09/01                (1)
USD       35  ILS     145   03/28/01                --
USD       67  INR   3,095   11/06/00                (1)
USD       34  INR   1,581   11/14/00                --
USD       32  INR   1,493   11/30/00                --
USD      208  INR   9,813   12/20/00                 1
USD       65  JPY   7,004   01/26/01                --
USD       49  JPY   5,232   01/26/01                --
USD       26  JPY   2,786   01/26/01                --
USD       17  JPY   1,824   01/26/01                --
USD       47  KES   3,710   12/28/00                --
USD      112  KRW 124,835   11/14/00                (2)
USD       97  KRW 108,761   11/20/00                (2)
USD      146  KRW 164,936   11/28/00                (1)
USD      251  KRW 280,259   12/20/00                (5)
USD       10  KRW  11,303   01/05/01                --
USD      210  MXN   2,297   11/08/00                29
USD       90  MXN     919   11/13/00                 6
USD      140  MXN   1,423   12/29/00                 6
USD       34  MXN     365   12/29/00                 3
USD       35  MXN     380   12/29/00                 4
USD       30  MXN     314   02/15/01                 2
USD      100  MXN   1,025   04/16/01                 2

   See accompanying notes which are an integral part of the financial statements

                                                     Multistrategy Bond Fund 178

MULTISTRATEGY BOND FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                           UNREALIZED
CONTRACTS TO  IN EXCHANGE                 APPRECIATION
  DELIVER         FOR      SETTLEMENT    (DEPRECIATION)
   (000)         (000)        DATE           (000)
------------  -----------  ----------    --------------
USD      165  MXN   1,657   04/16/01     $          (1)
USD      104  PEN     367   11/08/00                --
USD       50  PEN     177   11/16/00                --
USD       39  PEN     137   11/16/00                --
USD       65  PEN     228   11/20/00                --
USD       84  PEN     296   11/30/00                --
USD       45  PEN     160   02/14/01                --
USD      191  PHP   8,748   11/03/00               (20)
USD      118  PHP   5,800   11/03/00                (5)
USD       79  PHP   3,634   12/01/00                (9)
USD       40  PHP   2,400   04/03/01                 4
USD      250  PLN   1,121   12/04/00               (12)
USD       26  PLN     120   01/10/01                (1)
USD      110  PLN     535   02/26/01                --
USD      127  PLN     582   03/02/01                (7)
USD       95  PLN     435   03/12/01                (5)
USD      226  PLN   1,139   10/02/01                (6)
USD       20  SKK   1,000   11/22/00                (1)
USD      224  SKK  10,790   12/05/00               (13)
USD       25  SKK   1,226   12/12/00                (1)
USD       40  SKK   1,978   12/14/00                (1)
USD       14  SKK     620   12/18/00                (2)
USD       95  SKK   4,720   12/19/00                (3)
USD       46  SKK   2,040   03/09/01                (6)
USD      143  TWD   4,432   11/21/00                (7)
USD       93  TWD   2,916   11/27/00                (3)
USD       43  TWD   1,350   12/20/00                (2)
USD       89  VEB  61,661   11/07/00                --
USD       81  VEB  56,275   11/13/00                --
USD      215  VEB 149,535   11/20/00                --
USD       94  VEB  65,495   11/30/00                --
USD      184  VEB 128,524   12/19/00                --
ARS       66  USD      66   11/06/00                (1)
CLP   81,200  USD     142   11/02/00                --
CZK    4,710  USD     114   11/20/00                (1)
DKK      154  USD      18   01/26/01                 1
EUR      135  USD     116   11/20/00                --
EUR       29  USD      25   12/04/00                 1
EUR      250  USD     224   12/05/00                11
EUR       29  USD      25   12/12/00                 1
EUR       46  USD      40   12/14/00                 1
EUR       14  USD      14   12/18/00                 2
EUR      109  USD      95   12/19/00                 2
EUR       14  USD      11   01/26/01                --
EUR      229  USD     201   01/26/01                 6
EUR    2,612  USD   2,293   01/26/01                67
EUR      183  USD     161   01/26/01                 5
EUR       55  USD      48   01/26/01                 1
EUR       86  USD      73   01/26/01                --
EUR       93  USD      78   01/26/01                (1)
EUR       55  USD      52   02/05/01                 5
EUR      155  USD     142   02/05/01                10
EUR       47  USD      46   03/09/01                 6
EUR      107  USD     102   06/01/01                11
EUR       61  USD      59   06/07/01                 7
EUR       89  USD      87   06/12/01                11
EUR      217  USD     202   09/05/01                15
EUR      164  USD     146   10/15/01                 4
GBP      163  USD     238   01/26/01                 1
GBP       93  USD     136   01/26/01                 1
GBP      228  USD     333   01/26/01                 2
GBP       10  USD      14   01/26/01                --
GRD   47,000  USD     135   11/06/00                18
ILS      227  USD      55   11/15/00                 1
ILS      346  USD      84   11/17/00                 1
ILS      323  USD      79   11/20/00                 1
INR    1,413  USD      30   11/06/00                --
INR    1,558  USD      33   11/14/00                --
JPY    2,125  USD      20   01/26/01                --
JPY   10,668  USD     100   01/26/01                 1
JPY   30,331  USD     284   01/26/01                 2
JPY    4,171  USD      39   01/26/01                --
JPY    8,357  USD      79   01/26/01                 1
MXN      327  USD      31   11/08/00                (3)
MXN      219  USD      22   11/13/00                --
MXN      745  USD      70   12/29/00                (7)
PEN      229  USD      65   11/16/00                --
PEN      395  USD     111   12/21/00                --
PEN      160  USD      45   02/14/01                --
PHP    2,381  USD      48   11/03/00                 2
PHP    7,556  USD     162   11/03/00                14
PHP    3,419  USD      66   11/03/00                (1)
PHP    1,192  USD      23   11/03/00                --
PLN    1,121  USD     244   12/04/00                 5
PLN      120  USD      26   01/10/01                --
PLN      435  USD      91   03/12/01                 2
SEK        2  USD       0   01/26/01                --
SKK    1,978  USD      40   12/14/00                 1
SKK    2,040  USD      41   03/09/01                 1
TWD    1,791  USD      57   11/21/00                 2
TWD    2,642  USD      82   11/21/00                 1
TWD    1,547  USD      48   11/27/00                 1
                                        --------------

                                        $           14
                                        ==============

See accompanying notes which are an integral part of the financial statements.

179 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000


ASSETS
Investments at market (identified cost $781,776)............................................     $     777,803
Cash........................................................................................               203
Foreign currency holdings (identified cost $30).............................................                30
Unrealized appreciation on forward foreign currency exchange contracts......................               305
Receivables:
   Dividends and interest...................................................................             7,597
   Investments sold (regular settlement)....................................................             8,601
   Investments sold (delayed settlement)....................................................            29,284
   Fund shares sold.........................................................................             1,501
   Daily variation margin on futures contracts..............................................               121
Prepaid expenses............................................................................                 2
                                                                                                 -------------

      Total assets..........................................................................           825,447

LIABILITIES
Payables:
   Investments purchased (regular settlement)............................    $      7,789
   Investments purchased (delayed settlement)............................         205,207
   Fund shares redeemed..................................................           1,083
   Accrued fees to affiliates............................................             460
   Other accrued expenses................................................             116
   Daily variation margin on futures contracts...........................              45
Unrealized depreciation on forward foreign currency exchange contracts...             291
Options written, at market value (premiums received $438)................             375
                                                                             ------------
      Total liabilities.....................................................................           215,366
                                                                                                  ------------

NET ASSETS..................................................................................      $    610,081
                                                                                                  ============

NET ASSETS CONSIST OF:
Undistributed net investment income.........................................................      $      4,186
Accumulated net realized gain (loss)........................................................           (29,494)
Unrealized appreciation (depreciation) on:
   Investments..............................................................................            (3,973)
   Futures contracts........................................................................              (205)
   Options written..........................................................................                63
   Foreign currency-related transactions....................................................                14
Shares of beneficial interest...............................................................               635
Additional paid-in capital..................................................................           638,855
                                                                                                  ------------

NET ASSETS..................................................................................      $    610,081
                                                                                                  ============

NET ASSET VALUE, offering and redemption price per share:
   Class C ($10,878,887 divided by 1,133,333 shares of $.01 par value
      shares of beneficial interest outstanding)............................................      $       9.60
                                                                                                  ============
   Class E ($6,182,452 divided by 643,497 shares of $.01 par value
      shares of beneficial interest outstanding)............................................      $       9.61
                                                                                                  ============
   Class S ($593,019,808 divided by 61,688,519 shares of $.01 par value
      shares of beneficial interest outstanding)............................................      $       9.61
                                                                                                  ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Multistrategy Bond Fund 180

MULTISTRATEGY BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                         TEN MONTHS ENDED        YEAR ENDED
                                                                         OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                         ----------------    -----------------

INVESTMENT INCOME
   Interest..........................................................    $         34,116    $          33,288
   Dividends from Money Market Fund..................................               2,257                3,945
   Dividends.........................................................                 240                  703
                                                                         ----------------    -----------------

      Total investment income........................................              36,613               37,936
                                                                         ----------------    -----------------

EXPENSES
   Advisory fees.....................................................               2,944                3,380
   Administrative fees...............................................                 248                  288
   Custodian fees....................................................                 449                  387
   Distribution fees - Class C.......................................                  53                   24
   Transfer agent fees...............................................                 572                  668
   Professional fees.................................................                  68                   37
   Registration fees.................................................                  89                  110
   Shareholder servicing fees - Class C..............................                  18                    8
   Shareholder servicing fees - Class E..............................                   8                    8
   Trustees' fees....................................................                  15                    7
   Miscellaneous.....................................................                  69                   57
                                                                         ----------------    -----------------

   Expenses before reductions........................................               4,533                4,974
   Expense reductions................................................                (199)                (327)
                                                                         ----------------    -----------------

      Expenses, net..................................................               4,334                4,647
                                                                         ----------------    -----------------

Net investment income................................................              32,279               33,289
                                                                         ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments.......................................................              (3,818)             (21,697)
   Futures contracts.................................................                (610)              (2,837)
   Options written...................................................                 108                  307
   Foreign currency-related transactions.............................                 767                   25
                                                                         ----------------    -----------------
                                                                                   (3,553)             (24,202)
                                                                         ----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
   Investments.......................................................               8,933              (13,250)
   Futures contracts.................................................                 443                 (123)
   Options written...................................................                 385                 (472)
   Foreign currency-related transactions.............................                (146)                 165
                                                                         ----------------    -----------------
                                                                                    9,615              (13,680)
                                                                         ----------------    -----------------

Net realized and unrealized gain (loss)..............................               6,062              (37,882)
                                                                         ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................    $         38,341    $          (4,593)
                                                                         ================    =================

See accompanying notes which are an integral part of the financial statements.

181 Multistrategy Bond Fund

MULTISTRATEGY BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                  TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                                                  OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                  ----------------   -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS

NET INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income.....................................      $        32,279    $          33,289    $          29,477
   Net realized gain (loss)..................................               (3,553)             (24,202)              10,515
   Net change in unrealized appreciation
      (depreciation).........................................                9,615              (13,680)              (6,774)
                                                                   ---------------    -----------------    -----------------

      Net increase (decrease) in net assets from operations..               38,341               (4,593)              33,218
                                                                   ---------------    -----------------    -----------------

DISTRIBUTIONS
   From net investment income
      Class C................................................                 (362)                (148)                  --
      Class E................................................                 (188)                (173)                 (43)
      Class S................................................              (27,820)             (32,695)             (29,983)
   From net realized gain
      Class E................................................                   --                   (2)                 (48)
      Class S................................................                   --                 (430)             (11,829)
                                                                   ---------------    -----------------    -----------------

         Net decrease in net assets from distributions.......              (28,370)             (33,448)             (41,903)
                                                                   ---------------    -----------------    -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
      transactions...........................................               33,493               54,301              121,730
                                                                   ---------------    -----------------    -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS..................               43,464               16,260              113,045

NET ASSETS
   Beginning of period.......................................              566,617              550,357              437,312
                                                                   ---------------    -----------------    -----------------
   End of period (including undistributed net investment
      income of $4,186 and $58, and accumulated distributions
      in excess of net investment income of $350,
      respectively.).........................................      $       610,081    $         566,617    $         550,357
                                                                   ===============    =================    =================

  See accompanying notes which are an integral part of the financial statements.

                                                     Mulitstrategy Bond Fund 182

MULTISTRATEGY BOND FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     2000*       1999**
                                                    ------      -------

NET ASSET VALUE, BEGINNING OF PERIOD.............   $ 9.47      $ 10.14
                                                    ------      -------

INCOME FROM OPERATIONS
   Net investment income (a).....................      .44          .42
   Net realized and unrealized gain (loss).......      .09         (.63)
                                                    ------      -------

      Total income from operations...............      .53         (.21)
                                                    ------      -------

DISTRIBUTIONS
   From net investment income....................     (.40)        (.45)
   From net realized gain........................       --         (.01)
                                                    ------      -------

      Total distributions........................     (.40)        (.46)
                                                    ------      -------

NET ASSET VALUE, END OF PERIOD...................   $ 9.60       $ 9.47
                                                    ======      =======

TOTAL RETURN (%)(b)..............................     5.77        (2.10)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)......   10,879        6,666

   Ratios to average net assets (%)(c):
      Operating expenses, net....................     1.86         1.80
      Operating expenses, gross..................     1.90         1.84
      Net investment income......................     5.56         4.80

   Portfolio turnover rate (%)...................   105.03       134.11

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

183 Mulitstrategy Bond Fund

MULTISTRATEGY BOND FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 YEAR ENDED DECEMBER 31,
                                                                 -----------------------
                                                        2000*     1999            1998**
                                                       -------   ------          -------

NET ASSET VALUE, BEGINNING OF PERIOD................   $  9.47   $ 10.10         $ 10.30
                                                       -------   -------         -------

INCOME FROM OPERATIONS
   Net investment income (a)........................       .49       .56             .16
   Net realized and unrealized gain (loss)..........       .11      (.66)            .07
                                                       -------   -------         -------

      Total income from operations..................       .60      (.10)            .23
                                                       -------   -------         -------

DISTRIBUTIONS
   From net investment income.......................      (.46)     (.52)           (.20)
   From net realized gain...........................        --      (.01)           (.23)
                                                       -------   -------         -------

      Total distributions...........................      (.46)     (.53)           (.43)
                                                       -------   -------         -------

NET ASSET VALUE, END OF PERIOD......................   $  9.61   $  9.47         $ 10.10
                                                       =======   =======         =======

TOTAL RETURN (%)(b).................................      6.46     (1.08)           1.89

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).........     6,182     3,248           2,610

   Ratios to average net assets (%)(c)(d):
      Operating expenses, net.......................      1.11      1.05              --
      Operating expenses, gross.....................      1.15      1.11              --
      Net investment income.........................      6.31      5.54              --

   Portfolio turnover rate (%)......................    105.03    134.11          334.86

*   For the ten months ended October 31, 2000.
**  For the period September 11, 1998 (commencement of sale) to December 31,
    1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.
(d) The ratios for the period ended December 31, 1998 are not meaningful due to the Class's short period of operation.

                                                     Multistrategy Bond Fund 184

MULTISTRATEGY BOND FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------
                                                       2000*        1999        1998         1997         1996
                                                      ------       ------      ------       ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD................  $ 9.46       $10.11      $10.26       $10.11       $10.25
                                                      ------       ------      ------       ------       ------

INCOME FROM OPERATIONS
   Net investment income (a)........................     .52          .57         .60          .60          .61
   Net realized and unrealized gain (loss)..........     .08         (.65)        .08          .33         (.12)
                                                      ------       ------      ------       ------       ------

      Total income from operations..................     .60         (.08)        .68          .93          .49
                                                      ------       ------      ------       ------       ------

DISTRIBUTIONS
   From net investment income.......................    (.45)        (.56)       (.60)        (.61)        (.62)
   From net realized gain...........................      --         (.01)       (.23)        (.17)        (.01)
                                                      ------       ------      ------       ------       ------

      Total distributions...........................    (.45)        (.57)       (.83)        (.78)        (.63)
                                                      ------       ------      ------       ------       ------

NET ASSET VALUE, END OF PERIOD......................  $ 9.61       $ 9.46      $10.11       $10.26       $10.11
                                                      ======       ======      ======       ======       ======

TOTAL RETURN (%)(b).................................    6.56         (.81)       6.79         9.50         4.97

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)......... 593,020      556,703     547,747      437,312      305,428

   Ratios to average net assets (%)(c):
      Operating expenses, net.......................     .86          .80         .80          .80          .81
      Operating expenses, gross.....................     .90          .86         .81          .83          .88
      Net investment income.........................    6.54         5.79        5.76         5.93         6.19

   Portfolio turnover rate (%)......................  105.03       134.11      334.86       263.75       145.38

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

185 Multistrategy Bond Fund

TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide a high level of federal tax-exempt current income by investing principally in a diversified portfolio of investment grade municipal securities.

INVESTS IN: Municipal obligations maturing in seven years or less from the date of acquisition.

STRATEGY: The Fund concentrates on investment opportunities in the tax-free, investment grade municipal debt securities market.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

    DATES              TAX EXEMPT BOND - CLASS S          SSB 3-MONTH T-BILL **

  Inception*                   $ 10,000                         $ 10,000
    1991                       $ 10,672                         $ 10,618
    1992                       $ 11,364                         $ 11,028
    1993                       $ 12,195                         $ 11,368
    1994                       $ 12,264                         $ 11,804
    1995                       $ 13,029                         $ 12,479
    1996                       $ 13,495                         $ 13,141
    1997                       $ 14,134                         $ 13,830
    1998                       $ 14,893                         $ 14,545
    1999                       $ 14,829                         $ 15,220
    2000                       $ 15,678                         $ 16,093

Total                          $142,551                         $140,126

                        YEARLY PERIODS ENDED OCTOBER 31

TAX EXEMPT BOND FUND - CLASS S                    TAX EXEMPT BOND FUND - CLASS C ++++

PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED       GROWTH OF           TOTAL
  10/31/00       $10,000      RETURN                  10/31/00           $10,000           RETURN
-----------------------------------------         -----------------------------------------------------
1 Year           $10,572      5.72%                  1 Year              $10,471           4.71%
5 Years          $12,034      3.77%(S)               5 Years             $11,852           3.45%(S)
10 Years         $15,678      4.60%(S)               10 Years            $15,441           4.44%(S)


TAX EXEMPT BOND FUND - CLASS E ++                 SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

PERIODS ENDED   GROWTH OF      TOTAL                PERIODS ENDED       GROWTH OF           TOTAL
  10/31/00       $10,000      RETURN                  10/31/00           $10,000           RETURN
-----------------------------------------         -----------------------------------------------------
1 Year           $10,552      5.52%                  1 Year              $10,574           5.74%
5 Years          $11,994      3.70%(S)               5 Years             $12,896           5.22%(S)
10 Years         $15,627      4.56%(S)               10 Years            $16,093           4.87%(S)

187 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Tax Exempt Bond Fund Class S, Class E, and Class C shares gained 5.37%, 5.17%, and 4.53%, respectively. This compared to a 5.90% return for the Lehman Brothers Municipal 1-10 Year Index.

The Fund generally maintained a longer benchmark-relative duration, which during the periods of rising interest rates resulted in underperformance versus the Index. However, by the final three months of the fiscal period, this slightly longer duration provided a boost to Fund returns.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds. During the same period, the municipal curve also flattened, however, it did not invert.

TOP TEN ISSUING STATES
(as a percent of Total Investments)         October 31, 2000

New York                                            10.4%
Texas                                                8.3
Illinois                                             5.8
Washington                                           5.4
Georgia                                              5.2
Michigan                                             4.7
Indiana                                              4.7
Arizona                                              4.6
Massachusetts                                        4.1
California                                           3.7

PORTFOLIO CHARACTERISTICS
                                            October 31, 2000

Weighted Average Quality Diversification                 AAA
Weighted Average Years-to-Maturity                 5.8 Years
Weighted Average Duration                          4.4 Years
Current Yield (SEC 30-day standardized)
 Class S                                                4.2%
 Class E                                                4.0%
 Class C                                                3.2%
Number of Issues                                         185
Number of Issuers                                        156

MONEY MANAGERS

MFS Institutional Advisors, Inc.
Standish, Ayer & Wood, Inc.

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Tax Exempt Bond Fund Class S assumes initial investment on November 1,
     1990.

** Salomon Smith Barney 3-Month Treasury Bill Index consists of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

++ Tax Exempt Bond Fund Class S performance has been linked with Class E to provide historical perspective. From February 18, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Tax Exempt Bond Fund Class S and Class E performance has been linked with
     Class C to provide historical perspective. From March 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

     Lehman Brothers Municipal 1-10 year is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                        Tax Exempt Bond Fund 188

TAX EXEMPT BOND FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                                 PRINCIPAL
                                                                                  AMOUNT                         DATE         VALUE
                                                                                   (000)          RATE            OF          (000)
                                                                                     $             %           MATURITY         $
                                                                                 ---------       -------       --------       ------

MUNICIPAL BONDS - 97.2%
ALASKA - 0.8%
Alaska State Housing Finance Corp. Revenue, Series A-1 (a)                            620          4.550       12/01/02         618
Anchorage, Alaska General Obligation, Series A (a)                                    500          5.750       12/01/16         518
                                                                                                                              -----
                                                                                                                              1,136
                                                                                                                              -----

ARIZONA - 4.6%
Arizona State Transportation Board Excise Tax Revenue, Series A (a)                   500          5.750       07/01/04         521
Arizona State Transportation Board Highway Revenue, Series A
   (pre-refunded 07/01/01)(e)                                                       1,000          6.450       07/01/06       1,029
Phoenix, Arizona Civic Improvement Corporate Business Acquisition
   Special Revenue (a)                                                                250          5.500       07/01/07         262
Phoenix, Arizona Civic Plaza Building Corporate Excise Tax Revenue                  1,000          5.900       07/01/10       1,054
Pinal County, Arizona University School District Number 43 Apache
   Junction General Obligation, Series A (a)                                          500          6.800       07/01/08         567
Salt River, Arizona Agricultural Improvement & Power District Electric
   System Revenue, Series A                                                           500          5.500       01/01/05         518
Salt River, Arizona Agricultural Improvement & Power District Electric
   System Revenue, Series A                                                         2,000          6.000       01/01/08       2,156
                                                                                                                              -----
                                                                                                                              6,107
                                                                                                                              -----

CALIFORNIA - 3.6%
ABAG Finance Authority For Nonprofit Corporations California Insured
   Revenue Certificate Participation                                                  600          5.700       08/15/14         625
California, State of, General Obligation                                            1,000          6.600       02/01/10       1,153
California Statewide Communities Development Authority Multi-family
   Revenue, Series C                                                                1,000          5.200       12/01/29         997
Sacramento, California Municipal Utility District Revenue,
   Series Z (a)                                                                     1,000          6.000       07/01/01       1,015
San Diego County, California Regional Transportation Community Sales
   Tax Revenue                                                                      1,000          7.000       04/01/06       1,052
                                                                                                                              -----
                                                                                                                              4,842
                                                                                                                              -----

COLORADO - 1.7%
Colorado Housing Finance Authority Revenue, Series A-3                                590          7.250       04/01/10         660
Colorado Housing Finance Authority Revenue, Series B-3                                250          6.700       10/01/16         273
Colorado Housing Finance Authority Revenue, Series C-2                                410          4.500       11/01/05         404
Denver, Colorado Health & Hospital Revenue, Series A                                1,000          5.000       12/01/04         985
                                                                                                                              -----
                                                                                                                              2,322
                                                                                                                              -----

CONNECTICUT - 0.8%
Connecticut State Special Tax Obligation Revenue (a)(b)                             1,000          5.250       10/01/09       1,042
                                                                                                                              -----

189 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                 PRINCIPAL
                                                                                  AMOUNT                         DATE         VALUE
                                                                                   (000)          RATE            OF          (000)
                                                                                     $             %           MATURITY         $
                                                                                 ---------       -------       --------       ------

DELAWARE - 0.8%
Delaware State Economic Development Authority Revenue, Series A                    1,000          6.500        01/01/08        1,073
                                                                                                                               -----

DISTRICT OF COLUMBIA - 1.8%
District of Columbia General Obligation, Series A (pre-refunded 06/01/06)(e)         800          6.375       06/01/16           881
District of Columbia General Obligation, Series B                                  1,000          5.500       06/01/09         1,046
Washington, DC Metropolitan Area Transportation Authority Gross Revenue (a)          500          6.000       07/01/10           543
                                                                                                                               -----
                                                                                                                               2,470
                                                                                                                               -----

FLORIDA - 3.7%
Florida State Board of Education Lottery Revenue, Series B (a)                       750          5.500       07/01/11           790
Florida State Division of Bond Finance Revenue, Series 2000-B (a)                    500          5.750       07/01/06           529
Florida, State of, General Obligation                                                500          5.800       07/01/18           530
Hillsborough County, Florida Educational Facilities Authority Revenue              1,500          5.750       04/01/18         1,526
Hillsborough County, Florida Utility Reform Revenue                                  190          6.200       12/01/08           199
Orlando, Florida Utilities Community Water & Electric Revenue                      1,225          5.900       10/01/08         1,324
                                                                                                                               -----
                                                                                                                               4,898
                                                                                                                               -----

GEORGIA - 5.1%
Columbia County, Georgia Water & Sewer Revenue (a)                                   750          6.000       06/01/20           807
Dalton, Georgia Utilities Revenue                                                    500          5.750       01/01/09           533
Georgia State Municipal Electric Authority General Resolution Revenue,
   Series A (a)                                                                      850          5.000       01/01/02           855
Georgia State Municipal Electric Authority Revenue, Series B (a)                     850          6.250       01/01/17           938
Georgia, State of, General Obligation, Series B                                    1,000          5.750       08/01/08         1,071
Georgia, State of, General Obligation, Series C                                      750          6.500       07/01/07           830
Georgia, State of, General Obligation, Series D                                    1,000          7.400       08/01/07         1,158
Georgia, State of, General Obligation, Series F                                      600          6.500       12/01/09           678
                                                                                                                               -----
                                                                                                                               6,870
                                                                                                                               -----

HAWAII - 2.8%
Hawaii State Housing Financial & Development Corporation, Single Family Mortgage
   Purchasing Revenue, Series B                                                    1,000          4.450       07/01/03           997
Hawaii, State of, General Obligation, Series CA (a)                                1,000          5.750       01/01/10         1,066
Hawaii, State of, General Obligation, Series CP (a)                                  600          5.000       10/01/02           606
Honolulu, Hawaii City & County General Obligation, Series A (a)                      650          5.000       11/01/02           657
Kauai County, Hawaii General Obligation, Series A (a)                                375          6.250       08/01/19           400
                                                                                                                               -----
                                                                                                                               3,726
                                                                                                                               -----

ILLINOIS - 5.8%
Chicago, Illinois General Obligation (a)                                             750          6.000       01/01/11           811
Chicago, Illinois Public Building Commercial Building Revenue, Series B (a)          500          5.250       12/01/18           489
Chicago, Illinois Tax Increment Revenue, Series A, Zero Coupon (a)                   700          0.000       12/01/07           491
Illinois Development Finance Authority Revenue, Series A (a)                       1,145          5.500       05/15/05         1,182
Illinois Health Facilities Authority Revenue                                       1,000          5.250       09/01/04           991
Illinois Health Facilities Authority Revenue (a)                                     500          5.000       08/01/03           505
Illinois Health Facilities Authority Revenue, Series A (a)                         1,420          5.500       08/15/05         1,467
Illinois Housing Development Authority Elderly Housing Revenue                       265          4.350       01/01/04           261

                                                        Tax Exempt Bond Fund 190

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                 PRINCIPAL
                                                                                  AMOUNT                         DATE         VALUE
                                                                                   (000)          RATE            OF          (000)
                                                                                     $             %           MATURITY         $
                                                                                 ---------       -------       --------       ------

Illinois, State of, Dedicated Tax Revenue, Series A (a)                            1,000          7.000        12/15/13        1,023
Macon County & Decatur, Illinois Certificate Participation (a)                       425          6.500        01/01/05          453
                                                                                                                               -----
                                                                                                                               7,673
                                                                                                                               -----

INDIANA - 4.7%
Allen County, Indiana Jail Building Corporate Revenue                                300          5.750        10/01/09          319
Franklin Township, Indiana School Building Corporate Revenue                         500          5.750        07/15/06          526
Indiana Health Facilities Financing Authority Hospital Revenue                       395          4.500        02/15/05          387
Indiana Health Facilities Financing Authority Hospital Revenue, Series A (a)         500          5.000        11/01/02          504
Indiana Health Facilities Financing Authority Hospital Revenue, Series A (a)       1,250          5.000        12/01/03        1,264
Indiana Health Facilities Financing Authority Hospital Revenue, Series D (b)       1,410          5.000        11/01/26        1,424
Indiana State Housing Finance Authority Single-family Mortgage Revenue,
   Series A                                                                          725          6.600        07/01/05          752
Indiana University Revenue, Series M                                                 500          5.750        08/01/10          533
Monroe County, Indiana Hospital Authority Revenue (a)                                500          4.500        05/01/03          499
                                                                                                                               -----
                                                                                                                               6,208
                                                                                                                               -----

IOWA - 0.2%
Iowa Financing Authority Health Care Facilities Revenue                              290          6.000        07/01/10          300
                                                                                                                               -----

KANSAS - 0.6%
Butler & Sedgwick Counties, Kansas University School District Number 385 Andover
   General Obligation                                                                500          5.000        09/01/09          509
Kansas, State of, Department of Transportation Highway Revenue                       300          7.250        03/01/04          325
                                                                                                                               -----
                                                                                                                                 834
                                                                                                                               -----

LOUISIANA - 1.9%
De Soto Parish, Louisiana Pollution Control Revenue, Series A                        650          5.050        12/01/02          651
Jefferson Parish, Louisiana Hospital Service District Number 2 Hospital
   Revenue (a)                                                                     1,000          5.250        12/01/15        1,029
Shreveport, Louisiana General Obligation Zero Coupon (a)                           1,000          0.000        01/01/05          820
                                                                                                                               -----
                                                                                                                               2,500
                                                                                                                               -----

MASSACHUSETTS - 4.1%
Massachusetts Bay Transportation Authority Revenue, Series C                         500          6.000        03/01/06          533
Massachusetts State Development Finance Agency Revenue, Series B                     215          5.200        07/01/01          215
Massachusetts State Development Finance Agency Revenue, Series B                     125          5.400        07/01/02          125
Massachusetts State Development Finance Agency Revenue, Series C                     360          5.750        08/01/05          369
Massachusetts State General Obligation, Series A                                     430          6.000        02/01/11          471
Massachusetts State Health & Educational Facilities Authority Revenue,
   Series B (a)(b)                                                                   470          4.550        01/01/21          467
Massachusetts State Industrial Finance Agency Resource Recovery Revenue,
   Series A                                                                          500          4.850        12/01/05          489
Massachusetts, State Special Obligation Revenue, Series A                          1,000          5.500        06/01/13        1,043
Massachusetts State Turnpike Authority Revenue, Series A                           1,100          5.000        01/01/13        1,102
Massachusetts State Water Resources Authority Revenue, Series A (a)                  575          6.000        11/01/06          618
                                                                                                                               -----
                                                                                                                               5,432
                                                                                                                               -----

191 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                 PRINCIPAL
                                                                                  AMOUNT                         DATE         VALUE
                                                                                   (000)          RATE            OF          (000)
                                                                                     $             %           MATURITY         $
                                                                                 ---------       -------       --------       ------

MICHIGAN - 4.7%
Bishop International Airport Authority, Michigan Airport Revenue, Series B         1,000          5.000        12/01/10          977
Bishop International Airport Authority, Michigan Airport Revenue, Series B         1,030          5.250        12/01/11        1,017
Jackson County, Michigan Hospital Finance Authority Revenue, Series A (a)            300          4.375        06/01/02          299
Manistee, Michigan Area Public Schools General Obligation (a)                        235          6.000        05/01/08          253
Michigan Municipal Bond Authority Revenue                                            500          5.750        10/01/11          536
Michigan State Building Authority Revenue, Series I                                  375          5.400        10/01/03          389
Michigan State Hospital Finance Authority Revenue, Series A                        1,000          5.500        10/01/04        1,033
Michigan State Hospital Finance Authority Revenue, Series A                          500          5.000        07/01/02          504
Michigan State Hospital Finance Authority Revenue, Series A                          250          5.000        05/15/07          254
Michigan State Hospital Finance Authority Revenue, Series B                        1,000          5.200        11/15/33          995
                                                                                                                               -----
                                                                                                                               6,257
                                                                                                                               -----

MINNESOTA - 0.7%
Minnesota, State of, General Obligation                                              500          6.000        08/01/05          531
St. Cloud, Minnesota Health Care Revenue, Series A                                   340          5.500        05/01/06          352
                                                                                                                               -----
                                                                                                                                 883
                                                                                                                               -----

NEBRASKA - 0.9%
Nebraska Public Power District Revenue (pre-refunded 01/01/03)(e)                  1,160          6.000        01/01/08        1,217
                                                                                                                               -----

NEVADA - 1.1%
Clark County, Nevada School District General Obligation                            1,000          5.250        06/15/10        1,026
Henderson, Nevada General Obligation, Series A (a)                                   475          6.000        06/01/06          505
                                                                                                                               -----
                                                                                                                               1,531
                                                                                                                               -----

NEW HAMPSHIRE - 0.9%
New Hampshire Health & Educational Facilities Authority Revenue                      300          6.500        07/01/10          309
New Hampshire Higher Educational & Health Facilities Authority Revenue
   (pre-refunded 03/01/03)(e)                                                        750          9.000        03/01/23          835
                                                                                                                               -----
                                                                                                                               1,144
                                                                                                                               -----

NEW JERSEY - 2.3%
New Jersey State Housing & Mortgage Finance Agency Revenue, Series 1                 835          6.000        11/01/02          848
New Jersey State Transportation Corporation Capital Grant Anticipation Notes,
   Series A                                                                          670          4.900        09/01/01          673
New Jersey State Transportation Corporation, Series A (a)                            500          5.000        02/01/03          501
New Jersey State Transportation Trust Fund Authority Revenue, Series B               500          6.000        06/15/07          538
New Jersey State Turnpike Authority Revenue, Series A (a)                            500          5.500        01/01/09          528
                                                                                                                               -----
                                                                                                                               3,088
                                                                                                                               -----

NEW MEXICO - 1.8%
New Mexico Mortgage Finance Authority Revenue, Series A-1                            175          6.200        01/01/01          175
New Mexico State Highway Commission Tax Revenue                                    1,000          5.750        06/15/09        1,069
New Mexico State Highway Commission Tax Revenue, Series A                            570          5.500        06/15/06          595
Rio Rancho, New Mexico Water & Wastewater System Revenue, Series A                   500          8.000        05/15/04          555
                                                                                                                               -----
                                                                                                                               2,394
                                                                                                                               -----

                                                        Tax Exempt Bond Fund 192

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                 PRINCIPAL
                                                                                  AMOUNT                         DATE         VALUE
                                                                                   (000)          RATE            OF          (000)
                                                                                     $             %           MATURITY         $
                                                                                 ---------       -------       --------       ------

NEW YORK - 10.3%
Long Island, New York Power Authority Electric System Revenue, Series A (a)           500         6.000        12/01/07          540
Metropolitan Transportation Authority, New York Service Contract Commuter
   Facilities, Series 7                                                             1,000         5.300        07/01/05        1,027
Metropolitan Transportation Authority, New York Transit Facilities Revenue,
   Series R (d)                                                                       650         5.000        07/01/03          660
Municipal Assistance Corporation, New York, New York Revenue, Series E              1,000         4.700        07/01/02        1,006
Nassau County, New York Tobacco Settlement Corporation Revenue, Series A (b)          595         5.400        07/15/12          602
New York, New York General Obligation, Series E                                       500         5.300        08/01/03          510
New York, New York General Obligation, Series F                                       500         5.300        08/01/03          510
New York, New York General Obligation, Series H                                       750         5.250        08/01/03          765
New York State Certificate Participation                                            1,000         5.000        09/01/02        1,008
New York State Dormitory Authority Revenue                                            250         5.000        04/01/03          252
New York State Dormitory Authority Revenue (a)                                      1,900         7.000        07/01/09        2,110
New York State Dormitory Authority Revenue, Series 1                                  500         5.000        07/01/03          505
New York State Dormitory Authority Revenue, Series A                                  375         6.000        02/15/03          387
New York State Dormitory Authority Revenue, Series A                                  375         6.000        08/15/04          393
New York State Dormitory Authority Revenue, Series B                                  745         4.500        02/15/03          744
New York State Dormitory Authority Revenue, Series E                                1,000         5.500        02/15/03        1,020
New York State Urban Development Corporation Revenue, Series 7                        125         5.500        01/01/01          125
Suffolk County, New York Judicial Facilities Agency Service Agreement
   Revenue (a) TSASC Inc., New York Revenue, Series 1                                 500         5.500        04/15/09          526
TSASC Inc., New York Revenue, Series 1                                              1,000         5.500        07/15/13          998
                                                                                                                              ------
                                                                                                                              13,688
                                                                                                                              ------

NORTH CAROLINA - 1.2%
North Carolina Municipal Power Agency Number 1, Catawba Electric
    Revenue (a)                                                                     1,500         6.000        01/01/12        1,619
                                                                                                                              ------
OHIO - 2.6%
Cleveland, Ohio General Obligation (a)                                                500         5.000        11/15/08          511
Cuyahoga County, Ohio Hospital Revenue (b)                                            300         4.550        01/01/16          300
Hamilton County, Ohio Sewer System Revenue, Series A (a)                              500         6.000        12/01/05          533
Jackson, Ohio Local School District Stark & Summit Counties,
   General Obligation, Zero Coupon                                                    500         0.000        12/01/07          355
Ohio State Building Authority Revenue, Series A                                       575         5.750        04/01/08          614
Ohio State Building Authority Revenue, Series A (a)                                   500         6.000        04/01/06          533
Richland County, Ohio Hospital Facilities Revenue, Series A                           300         5.400        11/15/03          301
Steubenville, Ohio Hospital Revenue                                                   280         5.700        10/01/10          278
                                                                                                                              ------
                                                                                                                               3,425
                                                                                                                              ------

OKLAHOMA - 0.5%
Oklahoma Housing Finance Agency Single Family Revenue                                 400         7.600        09/01/15          445
Stillwater, Oklahoma Medical Center Authority Revenue, Series A                       155         5.550        05/15/01          155
                                                                                                                              ------
                                                                                                                                 600
                                                                                                                              ------

OREGON - 0.4%
Clackamas County, Oregon School District Number 62C General Obligation                435         6.000        06/15/11          474
                                                                                                                              ------

193 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                   PRINCIPAL
                                                                                    AMOUNT                      DATE         VALUE
                                                                                     (000)        RATE           OF          (000)
                                                                                       $           %          MATURITY         $
                                                                                   ---------     -------      --------       ------

PENNSYLVANIA - 1.9%
Norwin, Pennsylvania School District General Obligation (a)                             250       6.000       04/01/20          262
Philadelphia, Pennsylvania Gas Works Revenue, Series A                                  500       5.500       07/01/07          521
Philadelphia, Pennsylvania Hospitals & Higher Educational Facilities
   Authority Revenue, Series A                                                          500       5.000       05/15/02          504
Philadelphia, Pennsylvania Water & Wastewater Revenue (a)                               500       6.750       08/01/05          545
Scranton-Lackawanna, Pennsylvania Health & Welfare Authority Revenue,
   Series A                                                                             700       7.375       07/15/08          728
                                                                                                                             ------
                                                                                                                              2,560
                                                                                                                             ------

RHODE ISLAND - 1.3%
Rhode Island Housing & Mortgage Finance Authority Housing Revenue,
   Series A (a)                                                                       1,000       5.150       07/01/01        1,004
Rhode Island State Health & Educational Building Corporation Revenue (a)                785       5.500       04/01/17          793
                                                                                                                             ------
                                                                                                                              1,797
                                                                                                                             ------

SOUTH CAROLINA - 1.6%
Columbia, South Carolina Waterworks & Sewer System Revenue, Zero Coupon               1,000       0.000       02/01/04          858
Medical University South Carolina Hospital Facilities Revenue                           680       5.500       07/01/03          692
Winnsboro, South Carolina Utility Revenue (a)                                           550       5.250       08/15/14          558
                                                                                                                             ------
                                                                                                                              2,108
                                                                                                                             ------

SOUTH DAKOTA - 0.8%
South Dakota Housing Development Authority Revenue, Series A                          1,000       5.200       05/01/02        1,011
                                                                                                                             ------

TENNESSEE - 1.5%
Metropolitan Government, Nashville & Davidson Counties, Tennessee
    Health & Educational Facilities Board Revenue, Series A                             920       5.000       11/01/06          935
White House Utility District, Tennessee, Robertson & Sumner Counties
    Waterworks Revenue, Zero Coupon, Series B (a)                                       650       0.000       01/01/05          531
Williamson County, Tennessee General Obligation                                         500       6.000       03/01/06          533
                                                                                                                             ------
                                                                                                                              1,999
                                                                                                                             ------

TEXAS - 8.2%
Alvin, Texas Independent School District General Obligation                             515       6.750       08/15/09          587
Alvin, Texas Independent School District General Obligation                             545       6.750       08/15/10          625
Brazos River Authority, Texas Revenue Series B (b)                                    1,500       5.200       12/01/18        1,504
Harris County, Texas General Obligation, Series A                                       500       6.125       08/15/20          536
Houston, Texas General Obligation, Series C                                             720       5.900       03/01/03          733
Houston, Texas General Obligation, Series C (pre-refunded 03/01/02)(e)                  280       5.900       03/01/03          285
Houston, Texas Hotel Occupancy Revenue                                                  500       6.000       07/01/04          523
Matagorda County, Texas Navigation District Number 1 Pollution Control
   Revenue, Series A (b)                                                              1,000       4.900       05/01/30          996
Pasadena, Texas Independent School District General Obligation                        1,000       5.900       02/15/09        1,077
Round Rock, Texas Independent School District General Obligation                      1,000       6.500       08/01/10        1,124
Round Rock, Texas Independent School District General Obligation                        750       6.500       08/01/11          840
San Antonio, Texas Electric & Gas Revenue, Zero Coupon, Series B (a)                  1,000       0.000       02/01/04          856
Texas A&M University Permanent University Funding Revenue (b)                         1,000       5.000       07/01/08        1,017
Waco, Texas Health Facilities Development Corporate Revenue, Series A                   250       5.200       11/15/06          254
                                                                                                                             ------
                                                                                                                             10,957
                                                                                                                             ------

                                                        Tax Exempt Bond Fund 194

TAX EXEMPT BOND FUND

                                                                October 31, 2000

                                                                                   PRINCIPAL
                                                                                    AMOUNT                      DATE         VALUE
                                                                                     (000)        RATE           OF          (000)
                                                                                       $           %          MATURITY         $
                                                                                   ---------     -------      --------       ------

UTAH - 1.4%
Intermountain Power Agency, Utah Power Supply Revenue, Series C                       1,000       4.700       07/01/02        1,002
Utah State Board of Regents Revenue (a)                                                 300       5.000       08/01/02          302
Utah State Board of Regents Revenue, Series A (a)                                       565       5.750       04/01/03          582
                                                                                                                            -------
                                                                                                                              1,886
                                                                                                                            -------

VIRGINIA - 2.5%
Arlington County, Virginia Industrial Development Authority Resource
   Recovery Revenue, Series A                                                         1,000       5.250       01/01/04        1,021
Fairfax County, Virginia Certificate Participation                                      200       5.750       04/15/13          206
Prince William County, Virginia Water & Sewer Service System Authority
   Revenue (a)                                                                          555       5.500       07/01/05          577
Virginia State Housing Development Authority Revenue, Series D                        1,000       6.050       07/01/10        1,051
Virginia State Public Building Authority Revenue, Series A                              500       5.750       08/01/07          534
                                                                                                                            -------
                                                                                                                              3,389
                                                                                                                            -------

WASHINGTON - 5.4%
CDP King County III, Washington Lease Revenue (a)                                       500       4.600       06/01/03          500
Kitsap County, Washington General Obligation (a)                                        775       5.750       07/01/14          808
Washington State Public Power Supply System Nuclear Project Number 1
   Revenue, Series A                                                                  1,000       7.000       07/01/08        1,131
Washington State Public Power Supply System Nuclear Project Number 3
   Revenue, Series A                                                                  1,000       5.000       07/01/04        1,011
Washington, State of, General Obligation, Series A                                    1,060       6.500       07/01/04        1,128
Washington, State of, General Obligation, Series B                                    1,000       5.750       05/01/10        1,029
Washington, State of, General Obligation, Series R                                    1,500       6.400       09/01/03        1,538
                                                                                                                            -------
                                                                                                                              7,145
                                                                                                                            -------

WEST VIRGINIA - 0.7%
South Charleston, West Virginia Pollution Control Revenue                               700       7.625       08/01/05          765
West Virginia State Hospital Finance Authority Revenue                                  150       6.500       09/01/05          157
                                                                                                                            -------
                                                                                                                                922
                                                                                                                            -------

WISCONSIN - 1.5%
Oconto Falls, Wisconsin Public School District General Obligation,
   Series A                                                                             750       5.750       03/01/13          788
Wisconsin Housing & Economic Development Authority Revenue, Series A                    700       6.850       11/01/12          727
Wisconsin State Certificate Participation Series A                                      500       5.000       03/01/02          503
                                                                                                                            -------
                                                                                                                              2,018
                                                                                                                            -------

TOTAL MUNICIPAL BONDS
(cost $128,875)                                                                                                             129,545
                                                                                                                            -------

SHORT-TERM INVESTMENTS - 1.9%
Frank Russell Investment Company Tax Free Money Market Fund, due on
   demand (c)                                                                         2,563                                   2,563
                                                                                                                            -------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,563)                                                                                                                 2,563
                                                                                                                            -------

195 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

                                                          October 31, 2000


                                                                    VALUE
                                                                    (000)
                                                                      $
                                                                  --------

TOTAL INVESTMENTS - 99.1%
(identified cost $131,438)                                         132,108

OTHER ASSETS AND LIABILITIES, NET - 0.9%                             1,201
                                                                  --------

NET ASSETS - 100.0%                                                133,309
                                                                  ========

(a)  Bond is insured by AMBAC, FGIC, or MBIA.
(b)  Adjustable or floating rate security.
(c)  At amortized cost, which approximates market.
(d)  Forward commitment.
(e) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by the trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.

Abbreviations:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Investors Assurance

QUALITY RATINGS AS A % OF VALUE (UNAUDITED)

AAA                                                      51%
AA                                                       29
A                                                         9
BBB                                                      11
                                                      -----
                                                        100%
                                                      =====

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (UNAUDITED)

General Obligation                                       23%
Other                                                    18
Utility Revenue                                          17
Healthcare Revenue                                       16
State & Community Lease                                   9
Housing Revenue                                           8
Universities                                              5
Cash Equivalents                                          2
Pollution Control Revenue                                 1
Refunded & Special Obligation                             1
                                                      -----
                                                        100%
                                                      =====

  See accompanying notes which are an integral part of the financial statements.

                                                        Tax Exempt Bond Fund 196

TAX EXEMPT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000



ASSETS
Investments at market (identified cost $131,438)................................................    $132,108
Receivables:
   Dividends and interest.......................................................................       2,206
   Fund shares sold.............................................................................          45
Prepaid expenses................................................................................           1
                                                                                                    --------

      Total assets..............................................................................     134,360

LIABILITIES
Payables:
   Investments purchased...................................................    $    696
   Fund shares redeemed....................................................         247
   Accrued fees to affiliates..............................................          68
   Other accrued expenses..................................................          40
                                                                               --------

      Total liabilities.........................................................................       1,051
                                                                                                    --------

NET ASSETS......................................................................................    $133,309
                                                                                                    ========

NET ASSETS CONSIST OF:
Undistributed net investment income.............................................................    $    409
Accumulated net realized gain (loss)............................................................      (2,389)
Unrealized appreciation (depreciation) on investments...........................................         670
Shares of beneficial interest...................................................................          64
Additional paid-in capital......................................................................     134,555
                                                                                                    --------

NET ASSETS......................................................................................    $133,309
                                                                                                    ========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($779,806 divided by 37,433 shares of $.01 par value
      shares of beneficial interest outstanding)................................................    $  20.83
                                                                                                    ========
   Class E ($3,445,055 divided by 165,110 shares of $.01 par value
      shares of beneficial interest outstanding)................................................    $  20.87
                                                                                                    ========
   Class S ($129,084,588 divided by 6,192,623 shares of $.01 par value
      shares of beneficial interest outstanding)................................................    $  20.84
                                                                                                    ========

See accompanying notes which are an integral part of the financial statements.

197 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                       TEN MONTHS ENDED       YEAR ENDED
                                                                       OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                       ----------------    -----------------

INVESTMENT INCOME
   Interest........................................................    $          5,449    $           6,457
   Dividends from Tax Free Money Market Fund.......................                 296                   --
   Dividends.......................................................                  79                   61
                                                                       ----------------    -----------------

      Total investment income......................................               5,824                6,518
                                                                       ----------------    -----------------
EXPENSES
   Advisory fees...................................................                 343                  427
   Administrative fees.............................................                  59                   71
   Custodian fees..................................................                  92                   81
   Distribution fees - Class C.....................................                   4                    1
   Transfer agent fees.............................................                 126                   86
   Professional fees...............................................                  36                   35
   Registration fees...............................................                  45                   95
   Shareholder servicing fees - Class C............................                   1                    1
   Shareholder servicing fees - Class E............................                   7                    5
   Trustees' fees..................................................                  11                    6
   Miscellaneous...................................................                  44                   17
                                                                       ----------------    -----------------

   Expenses before reductions......................................                 768                  825
   Expense reductions..............................................                  (3)                  --
                                                                       ----------------    -----------------

      Expenses, net................................................                 765                  825
                                                                       ----------------    -----------------

Net investment income..............................................               5,059                5,693
                                                                       ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on investments.........................                (747)              (1,498)
   Net change in unrealized appreciation (depreciation)
    on investments.................................................               3,182               (5,063)
                                                                       ----------------    -----------------

Net realized and unrealized gain (loss)............................               2,435               (6,561)
                                                                       ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..............    $          7,494    $            (868)
                                                                       ================    =================

  See accompanying notes which are an integral part of the financial statements.

                                                        Tax Exempt Bond Fund 198

TAX EXEMPT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                   TEN MONTHS ENDED       YEAR ENDED            YEAR ENDED
                                                                   OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                  -----------------   ------------------   ------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income.......................................... $          5,059    $           5,693    $           4,119
   Net realized gain (loss).......................................             (747)              (1,498)                (141)
   Net change in unrealized appreciation (depreciation)...........            3,182               (5,063)               1,153
                                                                   ----------------    -----------------    -----------------

      Net increase (decrease) in net assets from operations.......            7,494                 (868)               5,131
                                                                   ----------------    -----------------    -----------------
DISTRIBUTIONS
   From net investment income
      Class C.....................................................              (16)                  (7)
      Class E.....................................................             (113)                 (77)
      Class S.....................................................           (4,377)              (5,753)              (4,154)
                                                                   ----------------    -----------------    -----------------

         Net decrease in net assets from distributions............           (4,506)              (5,837)              (4,154)
                                                                   ----------------    -----------------    -----------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions..            3,033                5,034               44,906
                                                                   ----------------    -----------------    -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.......................            6,021               (1,671)              45,883

NET ASSETS
   Beginning of period............................................          127,288              128,959               83,076
                                                                   ----------------    -----------------    -----------------
   End of period (including undistributed net investment income of
      $409 at October 31, 2000 and $144 at December 31, 1999)..... $        133,309    $         127,288    $         128,959
                                                                   ================    =================    =================

See accompanying notes which are an integral part of the financial statements.

199 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*       1999**
                                                           ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD....................   $20.45       $21.38
                                                           ------       ------

INCOME FROM OPERATIONS
   Net investment income (a)............................      .59          .45
   Net realized and unrealized gain (loss)..............      .32         (.84)
                                                           ------       ------

      Total income from operations......................      .91         (.39)
                                                           ------       ------

DISTRIBUTIONS
   From net investment income...........................     (.53)        (.54)
                                                           ------       ------

NET ASSET VALUE, END OF PERIOD..........................   $20.83       $20.45
                                                           ======       ======

TOTAL RETURN (%)(b).....................................     4.53        (1.82)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).............      780          474

   Ratios to average net assets (%)(c):
      Operating expenses................................     1.64         1.57
      Net investment income.............................     3.48         3.12

   Portfolio turnover rate (%)..........................    38.16       119.34

*   For the ten months ended October 31, 2000.
**  For the period March 29, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                        Tax Exempt Bond Fund 200

TAX EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                       2000*       1999**
                                                      ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD...............   $20.47       $21.19
                                                      ------       ------

INCOME FROM OPERATIONS
   Net investment income (a).......................      .71          .50
   Net realized and unrealized gain (loss).........      .33         (.71)
                                                      ------       ------

      Total income from operations.................     1.04         (.21)
                                                      ------       ------

DISTRIBUTIONS
   From net investment income......................     (.64)        (.51)
                                                      ------       ------

NET ASSET VALUE, END OF PERIOD.....................   $20.87       $20.47
                                                      ======       ======

TOTAL RETURN (%)(b)................................     5.17         (.99)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)........    3,445        2,854

   Ratios to average net assets (%)(c):
      Operating expenses...........................      .89          .82
      Net investment income........................     4.08         3.76

   Portfolio turnover rate (%).....................    38.16       119.34


*   For the ten months ended October 31, 2000.
**  For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

201 Tax Exempt Bond Fund

TAX EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------
                                                      2000*        1999         1998        1997         1996         1995
                                                     ------       ------       ------      ------       ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD...............  $20.42       $21.39       $21.19      $21.02       $21.24       $20.48
                                                     ------       ------       ------      ------       ------       ------

INCOME FROM OPERATIONS
   Net investment income (a).......................     .75          .84          .81         .84          .85          .81
   Net realized and unrealized gain (loss).........     .33         (.95)         .19         .18         (.21)         .77
                                                     ------       ------       ------      ------       ------       ------

      Total income from operations.................    1.08         (.11)        1.00        1.02          .64         1.58
                                                     ------       ------       ------      ------       ------       ------

DISTRIBUTIONS
   From net investment income......................    (.66)        (.86)        (.80)       (.85)        (.86)        (.82)
                                                     ------       ------       ------      ------       ------       ------

NET ASSET VALUE, END OF PERIOD.....................  $20.84       $20.42       $21.39      $21.19       $21.02       $21.24
                                                     ======       ======       ======      ======       ======       ======

TOTAL RETURN (%)(b)(c).............................    5.37         (.52)        4.82        4.92         3.07         7.81

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)........ 129,084      123,960      128,959      83,076       66,344       63,838

   Ratios to average net assets (%)(c)(d):
      Operating expenses...........................     .64          .57          .72         .71          .75          .74
      Net investment income........................    4.32         3.99         3.80        3.99         4.02         3.91

   Portfolio turnover rate (%).....................   38.16       119.34        74.42       40.79        74.34        73.91

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) Prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See Note 4.
(d)  The ratios for periods less than one year are annualized.

                                                        Tax Exempt Bond Fund 202

TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide capital growth on an after tax basis by investing principally in equity securities.

INVESTS IN: US equity securities.

STRATEGY: The Fund focuses on superior stock selection in a risk-controlled portfolio while minimizing the impact of taxes by explicitly integrating the tax implications of portfolio activities on after-tax returns.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

        DATES                 TAX MANAGED LARGE CAP        S&P 500(R)**
                                   - CLASS S

     Inception*                      $10,000                 $10,000
           1996                      $10,030                 $10,279
           1997                      $13,260                 $13,602
           1998                      $16,239                 $16,597
           1999                      $20,271                 $20,876
           2000                      $21,284                 $22,140

Total                                $91,084                 $93,493

                        YEARLY PERIODS ENDED OCTOBER 31

TAX-MANAGED LARGE CAP FUND - CLASS S                 STANDARD & POORS(R) 500 COMPOSITE STOCK PRICE INDEX

PERIODS ENDED    GROWTH OF       TOTAL                 PERIODS ENDED        GROWTH OF            TOTAL
   10/31/00       $10,000        RETURN                   10/31/00           $10,000             RETURN
--------------------------------------------         --------------------------------------------------------
 1 Year           $10,500         5.00%                1 Year                $10,605              6.05%
Inception         $21,284        20.40%(S)            Inception              $22,140             21.49%(S)


TAX-MANAGED LARGE CAP FUND - CLASS C ++

PERIODS ENDED    GROWTH OF       TOTAL
   10/31/00       $10,000        RETURN
--------------------------------------------
1 Year            $10,398         3.98%
Inception         $21,078        20.11%(S)

203 Tax-Managed Large Cap Fund

TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Tax-Managed Large Cap Fund Class S and Class C shares lost 1.39%, and 2.30%, respectively. This compared to a loss of 1.87% for the S&P 500/(R)/ Index during the same period.

The Fund's performance as a highly tax efficient investment vehicle generally kept pace with the benchmark, however, overall returns were impacted by difficult market conditions and a dramatically changing investment environment.

PORTFOLIO HIGHLIGHTS
During the first quarter of the year, active managers faced challenges from a narrowly focused stock market that emphasized Technology stocks at the expense of most other sectors. During the remainder of the period, the market broadened, although its favor continued to fluctuate between growth and value. It ended with a value bias and a decidedly unfavorable climate for technology.

The Fund began the period with solid stock selections in the Health Care sector (Human Genome Sciences), as well as beneficial overweighted positions in Sun Microsystems (Technology), Global Crossing (Telecom Services), and Exodus Communications (Communications). However, weaker stock selections in the Financials sector (US Bancorp) and benchmark-relative underweight positions in Qualcomm and Nortel Networks (both Technology) pulled down the previously stellar performers.

Improving the returns of large-cap stocks proved to be challenging for the Fund, particularly during the final months of the fiscal period. During the quarter ending in September, the performance differential between style and capitalization was extreme, with the largest capitalization stocks lagging their smaller counterparts significantly. Within the Russell 1000/(R)/ Growth Index, the largest capitalization stocks lost 10.40% for the quarter, while the medium/large-cap tier gained 6.20%. Within the Russell 1000/(R)/ Value Index, the largest capitalization tier benefited from the switch to value stocks, returning 6.10%, but it still trailed the value index's medium/large-cap tier, which returned 11.20%. As the Fund is structured similar to the S&P 500/(R)/ Index in terms of market capitalization, its performance results were also, in part, affected by these style biases.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)    October 31, 2000

General Electric Co.                           4.6%
Microsoft Corp.                                3.4
Cisco Systems, Inc.                            3.4
Exxon Mobil Corp.                              2.9
Intel Corp.                                    2.6
Citigroup, Inc.                                2.3
Philip Morris Cos., Inc.                       2.2
Sun Microsystems, Inc.                         2.0
Merck & Co., Inc.                              1.9
Pfizer, Inc.                                   1.8

PORTFOLIO CHARACTERISTICS
                                      October 31, 2000

Current P/E Ratio                                22.1x
Portfolio Price/Book Ratio                       4.74x
Market Capitalization - $-Weighted Average  134.36 Bil
Number of Holdings                                 204

MONEY MANAGER                                   STYLE

J.P. Morgan Investment Management, Inc.    Market-Oriented

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* The Fund commenced operations on October 7, 1996. Index comparison began October 1, 1996.

** The Standard & Poor's/(R)/ 500 Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++ Tax-Managed Large Cap Fund Class S performance has been linked with Class C to provide historical perspective. For the period December 6, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                  Tax-Managed Large Cap Fund 204

TAX-MANAGED LARGE CAP FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                       MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                           ------      ------

COMMON STOCKS - 99.3%
AUTO AND TRANSPORTATION - 2.5%
AMR Corp. (a)                              39,300       1,287
Burlington Northern, Inc.                  21,500         571
C.H. Robinson Worldwide, Inc.              14,700         804
Dana Corp.                                 20,400         453
Delphi Automotive Systems Corp.            95,000       1,490
Eaton Corp.                                35,700       2,430
FedEx Corp. (a)                            13,500         633
Ford Motor Co.                             17,778         464
General Motors Corp.                       77,200       4,796
Norfolk Southern Corp.                      6,600          93
PACCAR, Inc.                                1,900          80
Southwest Airlines Co.                      9,100         259
Union Pacific Corp.                        66,600       3,122
Visteon Corp.                              10,959         194
                                                       ------
                                                       16,676
                                                       ------

CONSUMER DISCRETIONARY - 9.2%
Best Buy Co. (a)                           78,300       3,930
Cendant Corp. (a)                         137,900       1,655
Estee Lauder Cos., Class A                 16,200         752
Fox Entertainment Group, Inc.
 Class A (a)                                9,100         196
Gannett Co., Inc.                          50,000       2,900
Gap, Inc.                                  87,900       2,269
Hasbro, Inc.                              119,000       1,279
Home Depot, Inc. (The)                     96,600       4,154
Jones Apparel Group, Inc. (a)              87,700       2,439
Kimberly-Clark Corp.                       24,900       1,643
Knight-Ridder, Inc.                        18,300         920
Limited, Inc. (The)                       128,300       3,240
Lowe's Cos., Inc.                           5,200         238
Marriott International, Inc. Class A       65,900       2,668
May Department Stores Co.                  23,700         622
McDonald's Corp.                           11,900         369
New York Times Co. Class A                 41,400       1,520
Starwood Hotels & Resorts Worldwide,
 Inc.                                      42,900       1,271
Target Corp.                              137,400       3,796
Time Warner, Inc.                         106,750       8,103
TJX Cos., Inc.                            173,600       4,731
Viacom, Inc. Class B (a)                   63,100       3,589
Wal-Mart Stores, Inc.                     232,300      10,541
                                                       ------
                                                       62,825
                                                       ------

CONSUMER STAPLES - 5.6%
Clorox Co. (The)                           16,600         741
Coca-Cola Co. (The)                        66,100       3,991
Gillette Co.                               95,200       3,320
Heinz (H.J.) Co.                           35,600       1,493
Kellogg Co.                                37,000         939
Kroger Co. (a)                             24,600         555
Philip Morris Cos., Inc.                  407,600      14,928
Procter & Gamble Co.                       99,400       7,101
Quaker Oats Co. (The)                      32,900       2,683
Safeway, Inc. (a)                           8,500         465
Seagram Co., Ltd.                           7,900         451
Unilever                                   31,825       1,617
                                                       ------
                                                       38,284
                                                       ------

FINANCIAL SERVICES - 15.9%
AFLAC, Inc.                                15,200       1,111
Allstate Corp.                             40,600       1,634
Ambac Financial Group, Inc.                64,700       5,164
American International Group, Inc.         49,779       4,878
Associates First Capital Corp. Class A     47,200       1,752
Bank of America Corp.                      35,100       1,687
Bank One Corp.                             27,600       1,007
Capital One Financial Corp.                33,900       2,140
CIGNA Corp.                                32,800       4,000
CIT Group, Inc.                           148,800       2,595
Citigroup, Inc.                           297,666      15,665
Countrywide Credit Industries, Inc.         9,800         367
Dime Bancorp, Inc.                        134,100       3,277
E*TRADE Group, Inc. (a)                    72,600       1,057
Edwards (A.G.), Inc.                       45,400       2,304
Federal Home Loan Mortgage Corp.           13,900         834
Federal National Mortgage Association      52,300       4,027
Franklin Resources, Inc.                   54,800       2,348
Goldman Sachs Group, Inc. (The)            27,700       2,765
Greenpoint Financial Corp.                129,700       3,859
Hartford Financial Services
 Group, Inc. (The)                         35,000       2,605
John Hancock Financial
 Services, Inc. (a)                       100,300       3,172
KeyCorp                                    69,000       1,703
Lehman Brothers Holdings, Inc.              4,400         284
Lincoln National Corp.                     12,100         585
Marsh & McLennan Cos., Inc.                 4,200         549
MBIA, Inc.                                 17,200       1,250
Merrill Lynch & Co., Inc.                  67,400       4,718
MetLife, Inc. New                          82,000       2,265
Morgan Stanley Dean Witter & Co.           38,000       3,052
National Commerce Bancorp                  45,300         963
PNC Bank Corp.                             37,800       2,528
Providian Financial Corp.                  39,200       4,077
Schwab (Charles) Corp.                     24,838         872
SouthTrust Corp.                           46,900       1,518
Summit Bancorp                             37,700       1,414
TD Waterhouse Group, Inc. (a)              80,900       1,340

205 Tax-Managed Large Cap Fund

TAX-MANAGED LARGE CAP FUND

                                                                October 31, 2000

                                                       MARKET
                                          NUMBER        VALUE
                                            OF          (000)
                                          SHARES          $
                                          -------     -------

Torchmark Corp.                            31,700       1,056
U.S. Bancorp                              339,100       8,202
Washington Mutual, Inc.                    76,925       3,385
                                                      -------
                                                      108,009
                                                      -------

HEALTH CARE - 11.9%
Abbott Laboratories                        40,300       2,128
ALZA Corp. (a)                             49,300       3,990
American Home Products Corp.               52,700       3,346
Amgen, Inc. (a)                             7,200         417
Bard (C.R.), Inc.                          69,300       2,902
Baxter International, Inc.                 13,100       1,077
Boston Scientific Corp. (a)                10,500         167
Bristol-Myers Squibb Co.                  100,800       6,143
Forest Labs, Inc. (a)                      10,000       1,325
Genzyme Corp. (a)                          10,800         766
Guidant Corp. (a)                           4,300         228
HCA-The Healthcare Co.                     49,000       1,957
Human Genome Sciences, Inc. (a)             8,400         742
Johnson & Johnson                          34,700       3,197
Lilly (Eli) & Co.                          67,600       6,042
Medtronic, Inc.                             4,500         244
Merck & Co., Inc.                         145,500      13,086
PE Corp. - PE Biosystems Group             11,300       1,322
Pfizer, Inc.                              277,800      11,997
Pharmacia Corp.                           160,200       8,811
Schering-Plough Corp.                     117,000       6,047
St. Jude Medical, Inc. (a)                 13,500         743
Tenet Healthcare Corp.                    105,100       4,132
Vertex Pharmaceuticals, Inc. (a)            2,500         233
                                                      -------
                                                       81,042
                                                      -------

INTEGRATED OILS - 6.2%
Chevron Corp.                             128,300      10,537
Exxon Mobil Corp.                         225,002      20,067
Royal Dutch Petroleum Co.                 160,700       9,541
Texaco, Inc.                               38,600       2,280
                                                      -------
                                                       42,425
                                                      -------

MATERIALS AND PROCESSING - 3.5%
Air Products & Chemicals, Inc.             51,600       1,925
Alcoa, Inc.                               143,904       4,128
Allegheny Technologies, Inc.               22,700         460
Dow Chemical Co.                           49,600       1,519
Fort James Corp.                           24,900         820
Georgia-Pacific Group                      19,700         529
International Paper Co.                    39,800       1,458
Praxair, Inc.                              14,200         529
Rohm & Haas Co.                            86,200       2,592
Smurfit-Stone Container Corp. (a)          19,800         266
Temple-Inland, Inc.                        21,800         976
Tyco International, Ltd.                  123,506       7,001
Union Carbide Corp.                        32,100       1,380
                                                      -------
                                                       23,583
                                                      -------

OTHER ENERGY - 0.3%
Global Marine, Inc. (a)                    49,200       1,304
TXU Corp.                                  23,500         871
                                                      -------
                                                        2,175
                                                      -------

PRODUCER DURABLES - 7.2%
Applied Materials, Inc. (a)                67,500       3,586
B.F. Goodrich Co.                          27,424       1,123
Boeing Co. (The)                           47,300       3,207
Cooper Industries, Inc.                    73,200       2,800
General Electric Co.                      569,500      31,216
Grainger (W.W.), Inc.                       5,400         172
Honeywell International, Inc.              51,500       2,770
ITT Industries, Inc.                        7,300         238
Johnson Controls, Inc.                     60,000       3,578
Parker-Hannifin Corp.                       5,700         236
United Technologies Corp.                   6,200         433
                                                      -------
                                                       49,359
                                                      -------

TECHNOLOGY - 29.0%
Adobe Systems, Inc.                        13,600       1,034
Agilent Technologies, Inc. (a)             18,764         869
Altera Corp. (a)                           45,000       1,839
America Online, Inc. (a)                   90,900       4,584
Analog Devices, Inc. (a)                    8,400         546
Automatic Data Processing, Inc.            30,400       1,986
Avaya, Inc. (a)                            15,583         209
Broadcom Corp. Class A (a)                  4,000         889
Cisco Systems, Inc. (a)                   424,600      22,875
COMPAQ Computer Corp.                     139,100       4,230
Corning, Inc.                              61,000       4,667
Dell Computer Corp. (a)                   159,700       4,701
Electronic Data Systems Corp.              24,500       1,150
EMC Corp. (a)                             108,000       9,619
Hewlett-Packard Co.                       117,600       5,461
Intel Corp.                               396,800      17,831
International Business
 Machines Corp.                            78,000       7,683
JDS Uniphase Corp. (a)                     76,600       6,238
Lattice Semiconductor Corp. (a)            46,800       1,369
Linear Technology Corp.                     8,900         574
Lucent Technologies, Inc.                 187,000       4,359
Micron Technology, Inc. (a)                30,500       1,060
Microsoft Corp. (a)                       338,700      23,328
Motorola, Inc.                              6,800         170
National Semiconductor Corp. (a)           32,000         832
NCR Corp. (a)                              22,600         975

                                                  Tax-Managed Large Cap Fund 206

TAX-MANAGED LARGE CAP FUND

                                                                October 31, 2000

                                                       MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          -------    --------

Network Appliance, Inc. (a)                 6,200         738
Nortel Networks Corp.                     177,200       8,063
Oracle Systems Corp. (a)                  305,200      10,072
PMC - Sierra, Inc. (a)                      4,400         748
QUALCOMM, Inc. (a)                         27,700       1,804
Qwest Communications
 International, Inc. (a)                  122,188       5,941
Seagate Technology, Inc. (a)               26,700       1,866
Siebel Systems, Inc. (a)                   25,500       2,676
Sun Microsystems, Inc. (a)                125,800      13,940
Symantec Corp. (a)                         33,200       1,295
Tellabs, Inc. (a)                          45,400       2,267
Texas Instruments, Inc.                   106,200       5,210
TIBCO Software, Inc. (a)                    4,900         308
Veritas Software Corp. (a)                 18,200       2,565
Verizon Communications                    151,600       8,764
Williams Communications
 Group, Inc. New (a)                       20,600         377
Xilinx, Inc. (a)                           16,900       1,224
Yahoo!, Inc. (a)                           12,900         755
                                                      -------
                                                      197,691
                                                      -------

UTILITIES - 8.0%
AT&T Corp.                                 84,520       1,960
BellSouth Corp.                            49,400       2,387
BroadWing, Inc. (a)                        25,000         706
Columbia Energy Group                      13,650         982
Comcast Corp. Special Class A (a)         191,300       7,784
CP&L Energy, Inc.                          58,000       2,338
DTE Energy Co.                             82,800       2,991
Dynegy, Inc. Class A                       47,000       2,177
Entergy Corp.                             147,300       5,643
Global Crossing, Ltd. (a)                  51,535       1,214
Level 3 Communications, Inc. (a)           33,100       1,576
Nextel Communications, Inc.
 Class A (a)                               79,000       3,037
Pinnacle West Capital Corp.                72,000       3,128
SBC Communications, Inc.                  187,166      10,797
Sprint Corp. (PCS Group) (a)               91,200       3,478
Williams Cos. (The)                        16,800         702
WorldCom, Inc. (a)                        147,585       3,496
                                                      -------
                                                       54,396
                                                      -------

TOTAL COMMON STOCKS
(cost $534,517)                                       676,465
                                                      -------

SHORT-TERM INVESTMENTS - 0.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                          3,503       3,503
United States Treasury Bills (b)(c)(d)
 5.940% due 12/21/00                          900         893
                                                      -------

TOTAL SHORT-TERM INVESTMENTS
(cost $4,396)                                           4,396
                                                      -------

TOTAL INVESTMENTS - 100.0%
(identified cost $538,913)                            680,861

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                195
                                                      -------

NET ASSETS - 100.0%                                   681,056
                                                      =======

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted is yield-to-maturity from date of acquisition.


                                                         UNREALIZED
                                            NUMBER      APPRECIATION
FUTURES CONTRACTS                             OF       (DEPRECIATION)
                                           CONTRACTS       (000)
                                           ---------   --------------

S&P 500 Index
   expiration date 12/00                        3          $     30
                                                           --------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                     $     30
                                                           ========

See accompanying notes which are an integral part of the financial statements.

207 Tax-Managed Large Cap Fund

TAX-MANAGED LARGE CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000


ASSETS
Investments at market (identified cost $538,913)...............   $    680,861
Receivables:
 Dividends.....................................................            450
 Investments sold..............................................          3,159
 Fund shares sold..............................................            489
 From Advisor..................................................            148
 Daily variation margin on futures contracts...................             23
Deferred organization expenses.................................              4
                                                                  ------------

   Total assets................................................        685,134

LIABILITIES
Payables:
 Investments purchased..........................    $      3,102
 Fund shares redeemed...........................             434
 Accrued fees to affiliates.....................             456
 Other accrued expenses.........................              86
                                                    ------------
   Total liabilities...........................................          4,078
                                                                  ------------

NET ASSETS.....................................................   $    681,056
                                                                  ============

NET ASSETS CONSIST OF:
Undistributed net investment income............................   $      2,402
Accumulated net realized gain (loss)...........................        (17,223)
Unrealized appreciation (depreciation) on:
 Investment....................................................        141,948
 Futures contracts.............................................             30
Shares of beneficial interest..................................            326
Additional paid-in capital.....................................        553,573
                                                                  ------------

NET ASSETS.....................................................   $    681,056
                                                                  ============

NET ASSET VALUE, offering and redemption price per share:
 Class C ($6,596,119 divided by 318,931 shares of $.01 par
 value shares of beneficial interest outstanding)..............   $      20.68
                                                                  ============
 Class S ($674,459,395 divided by 32,322,616 shares of $.01 par
 value shares of beneficial interest outstanding)..............   $      20.87
                                                                  ============

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax-Managed Large Cap Fund 208

TAX-MANAGED LARGE CAP FUND

STATEMENT OF OPERATIONS

Amounts in thousands


                                            TEN MONTHS ENDED     YEAR ENDED
                                            OCTOBER 31, 2000  DECEMBER 31, 1999
                                            ----------------  -----------------

INVESTMENT INCOME
 Dividends................................  $          6,613   $          6,220
 Dividends from Money Market Fund.........               338                371
 Interest.................................                27                 53
                                            ----------------   ----------------

   Total investment income................             6,978              6,644
                                            ----------------   ----------------

EXPENSES
 Advisory fees............................             3,688              2,968
 Administrative fees......................               267                212
 Custodian fees...........................               212                120
 Distribution fees - Class C..............                23                 --
 Transfer agent fees......................               163                122
 Professional fees........................                35                 28
 Registration fees........................                90                119
 Shareholder servicing fees - Class C.....                 8                 --
 Trustees' fees...........................                 9                  5
 Amortization of deferred organization
  expenses................................                 3                  7
 Miscellaneous............................                80                 34
                                            ----------------   ----------------

 Expenses before reductions...............             4,578              3,615
 Expense reductions.......................                (3)                --
                                            ----------------   ----------------

   Expenses, net..........................             4,575              3,615
                                            ----------------   ----------------

Net investment income.....................             2,403              3,029
                                            ----------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments..............................           (12,694)            (2,785)
 Futures contracts........................            (1,200)               224
                                            ----------------   ----------------
                                                     (13,894)            (2,561)
                                            ----------------   ----------------

Net change in unrealized appreciation
(depreciation) on:

 Investments..............................             4,318             65,388
 Futures contracts........................              (240)               167
                                            ----------------   ----------------
                                                       4,078             65,555
                                            ----------------   ----------------

Net realized and unrealized gain (loss)...            (9,816)            62,994
                                            ----------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS................................  $         (7,413)  $         66,023
                                            ================   ================

See accompanying notes which are an integral part of the financial statements.

209 Tax-Managed Large Cap Fund

TAX-MANAGED LARGE CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                      TEN MONTHS ENDED       YEAR ENDED            YEAR ENDED
                                      OCTOBER 31, 2000    DECEMBER 31, 1999     DECEMBER 31, 1998
                                      ----------------    -----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income.............   $          2,403    $           3,029     $           1,202
 Net realized gain (loss)..........            (13,894)              (2,561)                 (729)
 Net change in unrealized
 appreciation (depreciation).......              4,078               65,555                58,053
                                      ----------------    -----------------     -----------------

   Net increase (decrease) in net
   assets from operations..........             (7,413)              66,023                58,526
                                      ----------------    -----------------     -----------------

DISTRIBUTIONS
 From net investment income
   Class C.........................                 --                   (2)                   --
   Class S.........................               (141)              (2,888)               (1,334)
 From net realized gain
   Class S.........................                 --                   --                   (78)
                                      ----------------    -----------------     -----------------

     Net decrease in net assets
     from distributions............               (141)              (2,890)               (1,412)
                                      ----------------    -----------------     -----------------

SHARE TRANSACTIONS
 Net increase (decrease) in net
 assets from share transactions....            122,301              197,724               138,603
                                      ----------------    -----------------     -----------------

TOTAL NET INCREASE (DECREASE) IN
NET ASSETS.........................            114,747              260,857               195,717

NET ASSETS
 Beginning of period...............            566,309              305,452               109,735
                                      ----------------    -----------------     -----------------
 End of period (including
  undistributed net investment
  income of $2,402 and $140, and
  accumulated distributions in
  excess of net investment income
  of $110, respectively)...........   $        681,056    $         566,309     $         305,452
                                      ================    =================     =================

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax-Managed Large Cap Fund 210

TAX-MANAGED LARGE CAP FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*     1999**
                                                           -------   --------

NET ASSET VALUE, BEGINNING OF PERIOD....................   $  21.17  $  20.92
                                                           -------   --------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)***.....................       (.10)       --
 Net realized and unrealized gain (loss)................       (.39)      .35
                                                           --------  --------

   Total income from operations.........................       (.49)     .35
                                                           --------  --------

DISTRIBUTIONS
 From net investment income.............................         --      (.10)
                                                           --------  --------

NET ASSET VALUE, END OF PERIOD..........................   $  20.68  $  21.17
                                                           ========  ========

TOTAL RETURN (%)(b).....................................      (2.30)     2.24

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)...............      6,596       308

 Ratios to average net assets (%)(c):
   Operating expenses...................................       1.86      1.57
   Net investment income (loss).........................       (.58)     (.28)

 Portfolio turnover rate (%)............................      43.48     48.35


*   For the ten months ended October 31, 2000.
** For the period December 1, 1999 (commencement of sale) to December 31, 1999. *** Less than $.01 per share for the period ended December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

211 Tax-Managed Large Cap Fund

TAX-MANAGED LARGE CAP FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------
                                                           2000*      1999       1998       1997      1996**
                                                          -------   -------    -------    -------    -------

NET ASSET VALUE,
BEGINNING OF PERIOD.....................................  $ 21.17   $ 18.26    $ 13.90    $ 10.61    $ 10.00
                                                          -------   -------    -------    -------    -------

INCOME FROM OPERATIONS
 Net investment income (a)..............................      .08       .14        .10        .08        .03
 Net realized and unrealized gain (loss)................     (.37)     2.88       4.35       3.28        .61

   Total income from operations.........................     (.29)     3.02       4.45       3.36        .64
                                                          -------   -------    -------    -------    -------

DISTRIBUTIONS
 From net investment income.............................     (.01)     (.11)      (.08)      (.07)      (.03)
 From net realized gain.................................       --        --       (.01)        --         --
                                                          -------   -------    -------    -------    -------

   Total distributions..................................     (.01)     (.11)      (.09)      (.07)      (.03)
                                                          -------   -------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD..........................  $ 20.87   $ 21.17    $ 18.26    $ 13.90    $ 10.61
                                                          =======   =======    =======    =======    =======

TOTAL RETURN (%)(b).....................................    (1.39)    16.57      32.08      31.73       6.10

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)...............  674,460   566,001    305,452    109,735     19,931

 Ratios to average net assets (%)(c):
   Operating expenses, net..............................      .86       .85        .99       1.00       1.00
   Operating expenses, gross............................      .86       .85        .99       1.08       2.83
   Net investment income................................      .46       .71        .61        .92       1.62

 Portfolio turnover rate (%)............................    43.48     48.35      50.59      39.23       8.86

*   For the ten months ended October 31, 2000.
** For the period October 7, 1996 (commencement of operations) to December 31, 1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                  Tax-Managed Large Cap Fund 212

TAX-MANAGED SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide capital growth on an after-tax basis by investing principally in equity securities of small capitalization companies.

INVESTS IN: US equity securities.

STRATEGY: The Fund focuses on superior stock selection in a risk-controlled portfolio while minimizing the impact of taxes by explicitly integrating the tax implications of portfolio activities on after-tax returns.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

DATES                        TAX MANAGED SMALL         RUSSELL SMALL CAP
                               CAP - CLASS S       COMPLETENESS(TM) INDEX **

Inception*                        $10,000                   $10,000
   2000                           $11,168                   $11,526

                        YEARLY PERIOD ENDED OCTOBER 31

TAX-MANAGED SMALL CAP FUND - CLASS S                RUSSELL SMALL CAP COMPLETENESS(TM) INDEX

PERIOD ENDED    GROWTH OF        TOTAL               PERIOD ENDED     GROWTH OF         TOTAL
  10/31/00       $10,000        RETURN                 10/31/00        $10,000         RETURN
---------------------------------------             -------------------------------------------
Inception        $11,168       11.68%                Inception          $11,526         15.26%


TAX-MANAGED SMALL CAP FUND - CLASS C ++

PERIOD ENDED    GROWTH OF       TOTAL
  10/31/00       $10,000       RETURN
---------------------------------------
Inception        $11,087       10.87%

213 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Tax-Managed Small Cap Fund Class S and Class C shares gained 4.08%, and 3.52%, respectively. This compared to the return of 1.63% for the Russell Small Cap Completeness(TM) Index.

PORTFOLIO HIGHLIGHTS
Geewax, Terker & Co., assumes responsibility for managing the Fund's growth and value assignments through two distinct portfolios of investments. Geewax, Terker faced significant challenges during the beginning of the year. Geewax missed the opportunities presented by the extreme upward advance of Internet and Internet-related technology stocks. The Manager's emphasis on financial quality, and actual earnings with reasonable valuations prevented them from participating in the market's narrow advance dominated by these speculative stocks. In the growth arena, Geewax chose to limit exposure to aggressively valued technology stocks, particularly Internet issues in what turned out to be a price momentum-dominated market. However, this cautious investment strategy was rewarded during the last six months of the period, as the markets finally broadened, sharply cutting technology stock valuations, and rapidly rotating performance among sectors.

The markets' volatility was illustrated through its frequently changing bias between value and growth styles. The Fund's allocation to value stocks resulted in a slightly lower exposure to this investment style when, in March, value investing gained an edge and generally overshadowed growth performance for the rest of the period.

A 50 basis point interest rate increase from the Federal Reserve Board (the Fed) in May marked the beginning of a market slide that dealt a particularly harsh blow to technology, media and telecommunications stocks. While this interest rate hike was the Fed's final increase for the period, these securities remained highly volatile and generally performed poorly through the end of October.

The Fund's diversification, which included strong stock selection across various sectors such as Financial Services, Retail, and Utilities, helped boost returns despite the drop in Technology. Throughout the period, the manager's stock selection within the Health Care sector, however, detracted from performance. The Fund did not fully participate in the spectacular, but highly speculative, returns from the biotechnology companies and remained underweight in this sector.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)            October 31, 2000

AT&T Corp. - Liberty Media Group Class A               2.3%
Juniper Networks, Inc.                                 2.2
CIENA Corp.                                            1.6
VoiceStream Wireless Corp.                             1.5
BEA Systems, Inc.                                      1.5
PMC - Sierra, Inc.                                     1.4
Brocade Communications Systems, Inc.                   1.4
Ariba, Inc. New                                        1.1
Goldman Sachs Group, Inc.                              1.1
SDL, Inc.                                              1.1

PORTFOLIO CHARACTERISTICS
                                               October 31, 2000

Current P/E Ratio                                         22.0x
Portfolio Price/Book Ratio                                3.55x
Market Capitalization - $-Weighted Average            10.58 Bil
Number of Holdings                                         1059


MONEY MANAGER                                  STYLES

Geewax, Terker & Co.                           Growth
Geewax, Terker & Co.                           Value

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* The Fund commenced operations on November 30, 1999. Index comparison began December 1, 1999.

** The Russell Small Cap Completeness(TM) Index measures the performance of the companies in the Russell 3000(R) Index excluding the companies in the standard & Poor's(R) 500 Index.

++ Tax-Managed Small Cap Fund Class S performance has been linked with Class C to provide historical perspective. For the period December 2, 1999 (commencement of sale) through the current period, Class C paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                  Tax-Managed Small Cap Fund 214

TAX-MANAGED SMALL CAP FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                        MARKET
                                            NUMBER      VALUE
                                              OF        (000)
                                            SHARES        $
                                           --------     ------

COMMON STOCKS - 95.8%
AUTO AND TRANSPORTATION - 1.3%
Alaska Air Group, Inc. (a)                   1,600          42
Alexander & Baldwin, Inc.                    2,500          62
American Axle & Manufacturing Holdings,
 Inc. (a)                                      500           6
American Freightways Corp. (a)               1,400          22
Arnold Industries, Inc.                      1,300          23
ArvinMeritor, Inc.                             375           6
Avis Rent A Car, Inc. (a)                    1,500          45
Bandag, Inc.                                   900          32
Borg-Warner Automotive, Inc.                 2,100          79
CNF Transportation, Inc.                     3,000          80
Delco Remy International, Inc. (a)           1,400           9
Dura Automotive Systems, Inc. (a)              800           7
EGL, Inc. (a)                                1,800          51
Fleetwood Enterprises, Inc.                  2,100          28
Forward Air Corp. (a)                          900          37
Fritz Companies, Inc. (a)                    1,500          12
Frontier Airlines, Inc. (a)                  1,100          26
Group 1 Automotive, Inc. (a)                   300           3
Hayes Lemmerz International, Inc. (a)        1,100          12
Heartland Express, Inc. (a)                    800          14
Hunt (JB) Transportation Services, Inc.      1,100          14
Knight Transportation, Inc. (a)                100           2
Landstar Systems, Inc. (a)                     500          24
Lear Corp. (a)                               4,600         125
M.S. Carriers, Inc. (a)                        600           9
Midwest Express Holdings, Inc. (a)             900          17
Monaco Coach Corp. (a)                       1,000          17
Myers Industries, Inc.                       1,100          15
Newport News Shipbuilding, Inc.                800          39
O'Reilly Automotive, Inc. (a)                3,300          59
Offshore Logistics, Inc. (a)                 1,400          24
Overseas Shipholding Group, Inc.             1,900          46
Polaris Industries, Inc.                     1,500          52
Roadway Express, Inc.                          900          18
Skywest, Inc.                                1,500          76
Superior Industries International, Inc.      1,400          48
Swift Transportation Co., Inc. (a)           3,900          55
Thor Industries, Inc.                          500          10
United Rentals, Inc. (a)                     1,300          28
Werner Enterprises, Inc.                     2,200          31
Wisconsin Central Transportation Corp. (a)   3,200          41
XTRA Corp. (a)                                 900          41
                                                         -----
                                                         1,387
                                                         -----

CONSUMER DISCRETIONARY - 12.9%
24/7 Media, Inc. (a)                         1,600           8
7-Eleven, Inc. (a)                           1,600          17
99 Cents Only Stores (a)                       800          18
Aaron Rents, Inc.                            1,600          27
ABM Industries, Inc.                         1,100          31
About.com, Inc. (a)                            900          22
AC Nielsen Corp. (a)                         3,500          84
Adminstaff, Inc. (a)                         1,100          39
Advo, Inc. (a)                               1,700          63
Agribrands International, Inc. (a)             700          30
AMERCO (a)                                     600          12
Anchor Gaming (a)                              600          51
AnnTaylor Stores Corp. (a)                   1,600          48
Apollo Group, Inc. Class A (a)               5,100         199
Applebee's International, Inc.               1,600          48
Argosy Gaming Co. (a)                        1,300          21
Ask Jeeves, Inc. (a)                         1,300          17
AT&T Corp. - Liberty Media Group
 Class A (a)                               135,700       2,443
Aztar Corp. (a)                              2,200          33
Bacou USA, Inc. (a)                            300           8
Barnes & Noble, Inc. (a)                     2,500          47
Belo (A.H.) Corp. Class A                    7,100         136
BJ's Wholesale Club, Inc. (a)                4,800         158
Bob Evans Farms, Inc.                        2,200          41
Borders Group, Inc. (a)                      5,900          82
Bowne & Co., Inc.                            2,600          22
Brinker International, Inc. (a)              4,900         192
Brown Shoe Co., Inc.                         1,200          12
Buckeye Technologies, Inc. (a)               2,000          34
Buckle, Inc. (The) (a)                         500           8
Burlington Coat Factory
 Warehouse Corp.                             1,100          17
Career Education Corp. (a)                   1,500          58
Cash America International, Inc.             1,700           9
Catalina Marketing Corp. (a)                 3,000         118
Cato Corp. Class A                           1,000          12
CBRL Group, Inc.                             3,600          64
CEC Entertainment, Inc. (a)                  2,000          64
Central Parking Corp.                          700          13
Cheesecake Factory, Inc. (The) (a)           1,700          75
Chicos Fas, Inc. (a)                           800          26
Children's Place Retail
 Stores, Inc. (The) (a)                      1,100          29
Choice Hotels International, Inc. (a)        3,300          39
Cintas Corp.                                 7,900         366
Claire's Stores, Inc.                        2,500          50

215 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                         MARKET
                                           NUMBER         VALUE
                                             OF           (000)
                                           SHARES           $
                                          --------       ------

Clear Channel
 Communications, Inc. (a)                       20           1
Columbia Sportswear Co. (a)                    400          17
Consolidated Products, Inc. (a)              1,500          11
Copart, Inc. (a)                             2,300          35
Corporate Executive Board
 Company, (The)(a)                           1,300          60
Cost Plus, Inc. (a)                          1,300          36
Cox Radio, Inc. Class A (a)                  1,800          41
Diamond Technology
 Partners, Inc. (a)                          1,500          67
Dollar Tree Stores, Inc. (a)                 7,000         273
Dover Downs Entertainment, Inc.                700           8
EchoStar Communications Corp.
 Class A (a)                                 7,000         317
Education Management Corp.                   1,300          40
Engage, Inc. New (a)                         2,600          11
Ethan Allen Interiors, Inc.                  1,600          47
Extended Stay America, Inc. (a)              4,700          58
F.Y.I., Inc. (a)                               700          28
Fairfield Communities, Inc. (a)              2,700          34
Family Dollar Stores, Inc.                   9,100         177
First Consulting Group, Inc. (a)             1,200           8
Footstar, Inc. (a)                           1,700          61
Fossil, Inc. (a)                               900          12
Fred's, Inc. Class A                           600          13
Furniture Brands International, Inc. (a)     4,700          79
Genesco, Inc. (a)                            1,300          23
Guess?, Inc. (a)                               400           3
Guitar Center, Inc. (a)                      1,400          18
Harman International Industries, Inc.        2,200         106
Harte Hanks Communications                   3,100          69
Havas Advertising SA (a)                     3,975          64
Haverty Furniture Co., Inc.                  1,100          12
Hillenbrand Industries, Inc.                 3,300         153
Hispanic Broadcasting Corp. (a)              5,000         156
HON Industries, Inc.                         1,600          39
HotJobs.com, Ltd. (a)                        1,100          17
Houghton Mifflin Co.                         2,100          77
IHOP Corp. (a)                               1,300          27
Infinity Broadcasting Corp. Class A (a)      8,600         286
Insurance Auto Auctions, Inc. (a)              600           7
Intimate Brands, Inc. Class A                5,300         127
Iron Mountain, Inc. (a)                      1,200          41
Isle of Capri Casinos, Inc. (a)              1,600          17
ITT Educational Services, Inc. (a)             900          14
Jones Apparel Group, Inc. (a)                5,600         156
Journal Register Co. (a)                     2,800          50
Kellwood Co.                                 1,600          31
Kelly Services, Inc. Class A                 1,300          29
Key3Media Group, Inc. New (a)                  950           9
Korn/Ferry International (a)                 2,400          84
La-Z-Boy Inc.                                3,800          60
Land's End, Inc. (a)                           900          23
Landry's Seafood Restaurants, Inc.           1,300          10
Learning Tree International, Inc. (a)          700          32
Lee Enterprises, Inc.                        3,000          83
Libbey, Inc.                                 1,000          27
Lodgenet Entertainment Corp. (a)               400           7
Lone Star Steakhouse & Saloon                1,900          16
Mandalay Resort Group (a)                    4,500          94
Manpower, Inc.                                 300          10
McClatchy Co. (The) Class A                  1,400          53
MemberWorks, Inc. (a)                          600          21
Men's Wearhouse, Inc. (The)(a)               1,300          38
Metro-Goldwyn-Mayer, Inc. (a)                1,100          22
MGM Grand, Inc.                              4,200         145
Michaels Stores, Inc. (a)                    1,900          46
Morrison Management Specialists, Inc.          800          27
MSC Industrial Direct Co., Inc.
 Class A (a)                                 2,300          34
Musicland Stores Corp. (a)                   1,300          11
Nautica Enterprises, Inc. (a)                1,800          22
NPC International, Inc. (a)                    500           5
NTL, Inc. (a)                               19,100         839
Nu Skin Enterprises, Inc. Class A (a)        2,900          16
O'Charleys, Inc. (a)                           900          13
Oakley, Inc. (a)                             1,400          29
Ogden Corp.                                  3,100          43
On Assignment, Inc. (a)                      1,400          35
Oshkosh B' Gosh, Inc. Class A                  700          11
Outback Steakhouse, Inc. (a)                 4,000         114
P.F. Chang's China Bistro, Inc. (a)            600          25
Papa Johns International, Inc. (a)           1,100          28
Park Place Entertainment Corp. (a)          19,300         246
Paxson Communications Corp. (a)              2,100          24
Payless ShoeSource, Inc. (a)                 1,600          93
Phillips-Van Heusen Corp.                    1,600          19
Pier 1 Imports, Inc.                         5,900          78
Pinnacle Entertainment, Inc. (a)             2,400          55
Plantronics, Inc. (a)                        3,300         151
Playtex Products, Inc. (a)                   1,800          18
Polo Ralph Lauren Corp. Class A (a)          3,800          75
Pre-paid Legal Services, Inc. (a)            1,200          53
Prime Hospitality Corp. (a)                  3,300          31
PRIMEDIA, Inc. (a)                           4,400          50
RARE Hospitality International, Inc. (a)     1,100          25
Rayovac Corp. (a)                            1,700          25

                                                  Tax-Managed Small Cap Fund 216

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          -------       ------

Reader's Digest Association, Inc.
 Class A                                     7,200         264
Regis Corp.                                  3,200          48
Rent-A-Center, Inc. (a)                        800          23
Rent-Way, Inc. (a)                           1,200           6
Robert Half International, Inc. (a)         12,600         384
Ruby Tuesday, Inc.                           3,900          53
Ryan's Family Steak Houses, Inc. (a)         3,000          25
Safeguard Scientifics, Inc. (a)              7,600         117
Saks, Inc. (a)                              10,100         103
Salem Communications Corp.
 Class A New (a)                             1,500          18
Salton, Inc. (a)                               600          14
Scholastic Corp. (a)                         1,300         104
School Specialty, Inc. (a)                     800          12
SCP Pool Corp. (a)                           1,100          28
Scripps (E.W.) Co. Class A                   1,900         111
Sonic Corp. (a)                              1,100          40
Specialty Equipment Cos., Inc. (a)             700          21
Speedway Motorsports, Inc. (a)                 700          12
Spherion Corp. (a)                             800          10
SportsLine.com, Inc. (a)                       700           6
Starwood Hotels & Resorts Worldwide, Inc.   13,000         385
Station Casinos, Inc. (a)                    2,100          34
Stein Mart, Inc. (a)                         1,400          22
Sturm, Ruger & Co., Inc.                     1,400          12
Sunglass Hut International, Inc. (a)         2,300          17
TeleTech Holdings, Inc. (a)                  1,600          44
Ticketmaster Online-CitySearch, Inc.
 Class B (a)                                   600          10
TMP Worldwide, Inc. (a)                      3,900         271
Topps Co., Inc. (a)                          2,700          24
Toro Co.                                       800          28
Trans World Entertainment Corp. (a)          2,100          18
Trendwest Resorts, Inc. (a)                    200           4
United Natural Foods, Inc. (a)                 500           6
United Stationers, Inc. (a)                  2,100          63
UnitedGlobalCom, Inc. Class A (a)            5,200         165
USA Networks, Inc. (a)                       7,600         153
Vail Resorts, Inc. (a)                         900          19
Value City Department Stores, Inc. (a)       1,000           8
Valuevision International, Inc.
 Class A (a)                                   200           4
Venator Group, Inc. (a)                      9,900         140
Vicinity Corp. New (a)                         400           4
Wackenhut Corp. (a)                          1,000          13
Wallace Computer Services, Inc.              2,400          35
Whitehall Jewellers, Inc. (a)                  900           7
Wiley (John) & Sons Inc. Class A             2,900          59
WMS Industries, Inc. (a)                     1,500          33
Wolverine World Wide, Inc.                   2,900          31
Zale Corp. (a)                               2,400          82
                                                        ------
                                                        13,912
                                                        ------

CONSUMER STAPLES - 1.7%
Bush Boake Allen, Inc. (a)                     400          19
Casey's General Stores, Inc.                 4,600          58
Church and Dwight Co., Inc.                  2,400          47
Constellation Brands, Inc. Class A (a)       1,400          68
Dean Foods Co.                               2,600          83
Dial Corp.                                   3,500          39
Dreyers Grand Ice Cream, Inc.                1,000          25
Flowers Industries, Inc.                     7,100         109
Hain Celestial Group, Inc. (a)               1,900          75
IBP, Inc.                                    6,000         123
International Multifoods Corp.               1,100          19
Interstate Bakeries Corp.                    2,300          32
Keebler Foods Co.                              100           4
Lance, Inc.                                  1,600          16
McCormick & Co., Inc.                        4,900         155
Michael Foods, Inc.                            900          24
Pepsi Bottling Group, Inc. (The)             4,000         139
Performance Food Group Co. (a)                 900          36
Pilgrim's Pride Corp.                        1,000           7
Ralcorp Holdings, Inc. (a)                   2,000          28
Riviana Foods, Inc.                            500           9
Robert Mondavi Corp. Class A (a)             1,000          45
Ruddick Corp.                                2,000          26
Schweitzer-Mauduit International, Inc.       1,100          18
Smithfield Foods, Inc. (a)                   4,000         115
Suiza Foods Corp. (a)                        2,200         102
Tootsie Roll Industries, Inc.                2,400          92
Tyson Foods, Inc. Class A                    8,800          98
Universal Corp.                              1,800          50
Universal Foods Corp.                        3,100          61
Whole Foods Market, Inc. (a)                 1,900          89
Wild Oats Markets, Inc. (a)                    700           4
                                                        ------
                                                         1,815
                                                        ------

FINANCIAL SERVICES - 16.7%
Affiliated Managers Group, Inc. (a)          1,700         102
Alexandria Real Estate Equities, Inc. (e)      800          27
Alleghany Corp. (a)                            396          76
Allied Capital Corp.                         5,500         113
Allmerica Financial Corp.                    4,100         259
Ambac Financial Group, Inc.                  4,300         343
AmeriCredit Corp. (a)                        5,000         134
Ameritrade Holding Corp. Class A (a)         4,500          66
Andover Bancorp, Inc.                          500          15
Astoria Financial Corp.                      3,300         124

217 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Avalonbay Communities, Inc. (e)              4,900         225
AXA Financial, Inc.                         15,400         833
BancFirst Corp.                                300          11
BancorpSouth, Inc.                           6,125          80
BancWest Corp.                               7,300         149
Bank United Corp. Class A                    2,300         130
Bay View Capital Corp.                       1,800          15
Bedford Property Investors, Inc. (e)         1,400          28
Berkley (W.R.) Corp.                         1,100          37
BlackRock, Inc. New (a)                      1,200          51
BOK Financial Corp. (a)                        700          13
BRE Properties, Inc. (e)                     3,200         101
Brown & Brown, Inc.                          1,400          46
Cabot Industrial Trust                       2,500          47
Camden Property Trust (e)                    2,700          77
Catellus Development Corp. (a)(e)            7,500         136
Cathay Bancorp, Inc.                           600          29
CB Richard Ellis Services (a)                1,300          16
CenterPoint Properties Corp. (e)             1,300          58
Chelsea GCA Realty, Inc. (e)                 1,000          32
Chittenden Corp.                             1,700          45
Citizens Banking Corp.                       3,000          71
CNA Surety Corp.                             1,100          13
Colonial BancGroup, Inc.                     6,200          55
Commerce Bancorp, Inc.                       2,100         127
Commerce Bancshares, Inc.                    4,400         158
Commerce Group, Inc.                         1,600          41
Compass Bancshares, Inc.                     8,600         156
CompuCredit Corp. (a)                          800          24
Concord EFS, Inc. (a)                       16,300         672
CORUS Bankshares, Inc.                         700          28
Cullen Frost Bankers, Inc.                   3,700         123
CVB Financial Corp.                            800          13
Developers Diversified Realty Corp. (e)      4,000          48
Digital Insight Corp. New (a)                1,300          25
Dime Bancorp, Inc.                           9,000         220
Dime Community Bancorp, Inc.                   900          20
Doral Financial Corp.                        2,100          38
Downey Financial Corp.                       1,500          72
E.W. Blanch Holdings, Inc.                     800          15
EastGroup Properties, Inc. (e)               1,100          22
Enhance Financial Services
 Group, Inc.                                 1,900          22
Equity Office Properties Trust (e)          24,900         750
Equity Residential Properties Trust (e)      8,800         414
Erie Indemnity Co. Class A                   4,600         128
Essex Property Trust, Inc. (e)               1,100          57
F&M National Corp.                           1,600          41
Federated Investors, Inc. Class B            5,400         157
FelCor Lodging Trust, Inc. (e)               3,000          66
Fidelity National Financial, Inc.            3,900          96
Financial Federal Corp. (a)                    500          11
First American Financial Corp.               3,400          71
First Citizens BancShares, Inc.                400          29
First Commonwealth Financial Corp.           3,900          39
First Federal Capital Corp.                  1,000          12
First Financial Bancorp                      2,300          36
First Financial Holdings, Inc.                 900          15
First Industrial Realty Trust, Inc. (e)      2,400          74
First Midwest Bancorp, Inc.                  2,300          58
First Sentinel Bancorp, Inc.                 2,300          21
First Tennessee National Corp.               9,700         223
First Virginia Banks, Inc.                   3,300         137
FirstFed Financial Corp. (a)                 1,300          33
FirstMerit Corp.                             5,800         132
Fiserv, Inc. (a)                            11,400         597
Florida East Coast Industries, Inc.
 Class B (a)                                   415          14
Fulton Financial Corp.                       4,600         101
Gallagher (Arthur J.) & Co.                  3,050         193
GBC Bancorp                                  1,200          38
Glenborough Realty Trust, Inc. (e)           1,900          31
Goldman Sachs Group, Inc.                   11,900       1,188
Great American Financial
 Resources, Inc. (a)                         2,100          37
Greater Bay Bancorp                          2,600          85
Greenpoint Financial Corp.                   6,400         190
Hancock Holding Co.                            600          19
Harbor Florida Bancshares, Inc.              1,500          18
Health Care REIT, Inc. (e)                   2,000          35
Healthcare Realty Trust, Inc. (e)            2,500          50
Heller Financial, Inc. Class A               2,300          67
Hibernia Corp. Class A (a)                  11,400         136
Hilb, Rogal & Hamilton Co.                     800          32
Horace Mann Educators Corp.                  2,500          42
HSB Group, Inc.                              3,100         123
Independence Community Bank Corp.            4,100          60
IndyMac Mortgage Holdings, Inc.              4,800         100
Innkeepers USA Trust                         2,300          23
Insignia Financial Group, Inc. (a)           1,200          12
Interpool, Inc.                                900          12
Investment Technology Group (a)              1,800          65
Investors Financial Services Corp.           2,300         165
iStar Financial Inc. (e)                     6,100         122
Jack Henry & Associates, Inc.                2,000         110
John Hancock Financial
 Services, Inc. (a)                          7,500         237
John Nuveen & Co., Inc. Class A                400          19
Jones Lang Lasalle, Inc. (a)                 1,800          23
Knight Trading Group, Inc. (a)               5,900         177

                                                  Tax-Managed Small Cap Fund 218

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            ------     -------

Leucadia National Corp.                      2,400          60
Liberty Financial Cos., Inc.                 1,000          27
LNR Property Corp.                           1,500          32
M&T Bank Corp.                               5,100         256
MAF Bancorp, Inc.                            1,700          41
McGrath RentCorp                               500           8
Mercantile Bankshares Corp.                  5,200         196
Mercury General Corp.                        1,700          62
MeriStar Hospitality Corp. (e)               2,800          54
Metris Companies, Inc.                       3,900         126
MidAmerica Bancorp                             600          15
Mississippi Valley Bancshares, Inc.            400          11
MONY Group, Inc. (The)                       3,400         140
Multex.com, Inc. (a)                         1,100          14
National Commerce Bancorp                   13,600         289
National Discount Brokers
 Group, Inc. (a)                               400          19
National Penn Bancshares, Inc.               1,400          29
Nationwide Financial Services, Inc.
 Class A                                     1,500          73
Nationwide Health Properties, Inc. (e)       3,100          46
NCO Group, Inc. (a)                          1,200          26
Net.B@nk, Inc. (a)                           1,000           9
NextCard, Inc. (a)                           1,300          10
North Fork Bancorp, Inc.                    13,000         262
OceanFirst Financial Corp.                     900          19
Ocwen Financial Corp. (a)                    2,300          14
Old Republic International Corp.             8,700         226
Omega Financial Corp.                          600          17
Pacific Gulf Properties, Inc. (e)            1,300          35
Pacific Northwest Bancorp                      900          12
Parkway Properties, Inc. (e)                   700          20
PFF Bancorp, Inc.                              900          16
Philadelphia Consolidated
 Holding Corp. (a)                             400           9
PMI Group, Inc. (The)                        2,200         163
Prentiss Properties Trust (e)                2,300          58
Presidential Life Corp.                      1,300          19
ProLogis Trust (e)                           6,800         143
Protective Life Corp.                        3,800          88
Provident Bankshares Corp.                   1,900          36
Provident Financial Group, Inc.              1,400          42
PS Business Parks, Inc.                      1,700          45
Radian Group, Inc.                           3,000         213
Raymond James Financial, Inc.                2,800          95
Regency Realty Corp. (e)                     2,300          52
Reinsurance Group Of America                 1,200          45
Republic Bancorp, Inc.                       3,200          30
RFS Hotel Investors, Inc. (e)                1,700          22
Richmond County Financial Corp.              2,200          52
Riggs National Corp.                         1,400          16
S&T Bancorp, Inc.                              100           2
SEI Corp.                                    2,500         227
Selective Insurance Group, Inc.              1,700          29
Silicon Valley Bancshares (a)                3,200         148
Simon Property Group, Inc. (e)               7,800         174
SL Green Realty Corp. (e)                    1,800          48
South Financial Group, Inc. (The)            2,800          28
Southwest Bancorporation of
 Texas, Inc. (a)                             1,800          66
Southwest Securities Group, Inc.             1,000          28
Sovereign Bancorp, Inc.                     16,100         134
Stancorp Financial Group, Inc.               2,300          94
State Auto Financial Corp.                   1,000          13
Staten Island Bancorp, Inc.                  2,700          52
Sterling Bancshares, Inc.                    1,700          29
Student Loan Corp., (The)                      300          16
Summit Properties, Inc. (e)                  1,600          38
Susquehanna Bancshares, Inc.                 2,800          39
TCF Financial Corp.                          6,400         258
TD Waterhouse Group, Inc. (a)                1,600          27
Texas Regional Bancshares, Inc.
 Class A                                     1,100          33
Trammell Crow Co. (a)                        1,600          21
Triad Guaranty, Inc. (a)                       900          26
TrustCo Bank Corp. NY                        4,310          52
UCBH Holdings, Inc.                            500          18
UICI (a)                                     2,400          18
UMB Financial Corp.                          1,200          41
United National Bancorp                      1,100          20
Unitrin, Inc.                                3,300         102
Valley National Bancorp                      4,300         118
Webster Financial Corp.                      3,400          83
Wells Fargo Co.                              5,218         242
Westamerica Bancorporation                     800          29
Whitney Holding Corp.                        1,600          59
Zenith National Insurance Corp.                700          16
Zions Bancorp                                5,500         315
                                                        ------
                                                        18,037
                                                        ------

HEALTH CARE - 9.0%
Accredo Health, Inc. (a)                       700          30
Acuson (a)                                   1,300          30
ADAC Laboratories (a)                        1,300          17
Advance Paradigm, Inc. (a)                   1,200          58
Albany Molecular Research, Inc. (a)          1,100          64
Alpharma, Inc. Class A                       1,600          62
AmeriPath, Inc. (a)                            300           5
AmeriSource Health Corp. Class A (a)         4,500         195
Andrx Group (a)                              2,500         180

219 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Arrow International, Inc.                      700          28
Aurora Biosciences Corp. (a)                 1,300          79
Bergen Brunswig Corp. Class A                9,900          90
Bindley Western Industries, Inc.             1,100          40
Biomatrix, Inc. (a)                            900          17
Biopure Corp. New (a)                          800          16
Biosite Diagnostics, Inc. (a)                  900          20
Cell Therapeutics, Inc. (a)                  1,900         127
Cerner Corp. (a)                             1,800         111
Cerus Corp. (a)                                400          22
ChromaVision Medical Systems, Inc. (a)       1,500           7
Conmed Corp. (a)                               700          10
Covance, Inc. (a)                            6,200          53
Coventry Health Care, Inc. (a)               4,200          76
Cubist Pharmaceuticals, Inc. (a)             1,700          73
Cytyc Corp. (a)                              2,400         142
Datascope Corp.                                700          24
DaVita, Inc. (a)                             4,400          50
Diagnostic Products Corp.                    1,000          46
Digene Corp. (a)                               700          22
Diversa Corp. New (a)                          400          10
Dura Pharmaceuticals, Inc. (a)               1,900          65
EntreMed, Inc. (a)                             900          28
Enzon, Inc. (a)                              2,700         192
Express Scripts, Inc. Class A (a)            1,300          87
First Health Group Corp. (a)                 6,100         238
Forest Labs, Inc. (a)                        6,800         901
Foundation Health Systems, Inc. (a)          8,900         180
GelTex Pharmaceuticals, Inc. (a)             1,000          49
Genzyme Corp. (a)                            3,500         248
Health Management Associates
 Class A (a)                                16,100         319
Henry Schein, Inc. (a)                       1,500          37
Human Genome Sciences, Inc. (a)              8,600         760
ICN Pharmaceuticals, Inc.                    5,900         225
Inhale Therapeutic Systems, Inc. (a)         2,100         104
Invacare Corp.                               1,300          37
Invitrogen Corp. (a)                         3,600         274
King Pharmaceuticals, Inc. (a)               8,200         367
LifePoint Hospitals, Inc. (a)                2,000          78
Maxygen Inc. New (a)                           700          28
Medicis Pharmaceutical Corp. Class A. (a)    1,800         133
Mentor Corp.                                 1,300          23
Mid Atlantic Medical Services, Inc. (a)      2,700          46
Molecular Devices Corp. (a)                  2,300         157
Mylan Laboratories, Inc.                     8,200         230
Myriad Genetics, Inc. (a)                      400          48
National Data Corp.                          1,700          65
NBTY, Inc. (a)                               3,500          23
Noven Pharmaceuticals, Inc. (a)              1,200          53
NPS Pharmaceuticals, Inc. (a)                1,300          56
Omnicare, Inc.                               4,300          75
Owens & Minor, Inc., Holding Co.             2,200          33
Oxford Health Plans, Inc. (a)                5,400         182
Parexel International Corp. (a)                200           2
Patterson Dental Co. (a)                     1,300          41
Perrigo Co. (a)                              4,000          26
Pharmaceutical Product
 Development, Inc. (a)                         900          28
PolyMedica Corp. (a)                           600          34
PRAECIS Pharmaceuticals, Inc. New (a)          500          13
Priority Healthcare Corp. Class B (a)          700          38
Professional Detailing, Inc. (a)               700          62
Province Healthcare Co. (a)                  1,900          80
Quest Diagnostics, Inc. (a)                  2,600         250
Quorum Health Group, Inc. (a)                4,500          60
Regeneron Pharmaceuticals, Inc. (a)          1,300          35
RehabCare Group, Inc. (a)                      800          35
Respironics, Inc. (a)                        3,500          68
SangStat Medical Corp. (a)                   1,400          14
SciClone Pharmaceuticals, Inc. (a)           2,600          21
STAAR Surgical Co. New (a)                     900          14
Steris Corp. (a)                             4,200          63
Stryker Corp.                               11,200         528
Sunrise Assisted Living, Inc. (a)            1,200          28
Sunrise Technologies
 International, Inc. (a)                     3,600          26
Sybron International Corp. (a)               6,600         163
Syncor International Corp. (a)               1,300          33
Techne Corp. (a)                             1,400         156
Thoratec Laboratories Corp. (a)                900          11
Titan Pharmaceuticals, Inc. (a)              1,500          63
Universal Health Services, Inc.
 Class B (a)                                   600          50
Varian Medical Systems, Inc. (a)             2,100         103
Vertex Pharmaceuticals, Inc. (a)             3,300         307
Vical, Inc. (a)                              1,200          25
Vital Signs, Inc.                              400          12
WebMD Corp. (a)                             20,650         234
Zoll Medical Corp. (a)                         700          35
                                                         -----
                                                         9,703
                                                         -----

INTEGRATED OILS - 0.6%
Basin Exploration, Inc. (a)                    400           8
Berry Petroleum Co. Class A                  1,000          17
Cabot Oil & Gas Corp.                        1,700          33
Comstock Resources, Inc. (a)                 1,300          13
Cross Timbers Oil Co.                        4,700          88

                                                  Tax-Managed Small Cap Fund 220

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Equitable Resources, Inc.                    2,400         140
Helmerich & Payne, Inc.                      4,300         136
Houston Exploration Co. (The) (a)              500          11
HS Resources, Inc. (a)                       1,000          31
Noble Affiliates, Inc.                       4,100         151
Patina Oil & Gas Corp.                         800          14
Tesoro Petroleum Corp. (a)                   2,300          24
Unit Corp. (a)                               2,200          29
                                                      --------
                                                           695
                                                      --------
MATERIALS AND PROCESSING - 3.8%
Advanced Energy Industries, Inc. (a)           700          12
AK Steel Holding Corp.                       5,400          50
Albany International Corp. Class A (a)       1,100          12
American Standard Cos., Inc. (a)             5,100         234
AptarGroup, Inc.                             2,300          48
Bowater, Inc.                                3,800         206
Brush Wellman, Inc.                          1,100          22
Cabot Corp.                                  4,800         106
Cabot Microelectronics Corp. New (a)         1,233          54
Calgon Carbon Corp.                          2,200          13
Cambrex Corp.                                1,000          40
CARBO Ceramics, Inc.                           300           9
Carlisle Cos., Inc.                          1,600          67
Carpenter Technology Corp.                   1,300          40
Centex Construction Products, Inc.             500          13
Century Aluminum Co.                           800           7
ChemFirst, Inc.                              1,200          28
Clarcor, Inc.                                1,700          33
Commercial Metals Co.                          900          25
CUNO, Inc. (a)                               1,100          28
Cytec Industries, Inc. (a)                   3,200         111
Dal-Tile International, Inc. (a)             3,400          42
Deltic Timber Corp.                            800          16
Ferro Corp.                                  2,300          47
Florida Rock Industries, Inc.                  500          19
Forest City Enterprises, Inc. Class A        1,400          52
Fuller (H.B.) Co.                              900          30
Georgia Gulf Corp.                           1,000          13
Granite Construction, Inc.                   1,200          27
Griffon Corp. (a)                            2,200          17
Harland (John H.) Co.                        2,200          31
Harsco Corp.                                 2,500          50
Hexcel Corp. (a)                             1,200          13
Hughes Supply, Inc.                          2,200          41
Insituform Technologies, Inc.
 Class A (a)                                 1,200          43
International Specialty
 Products, Inc. (a)                            900           6
Jacob's Engineering Group, Inc. (a)          1,400          58
Johns Manville Corp.                         2,100          19
Kaydon Corp.                                 1,900          42
Lilly Industrial Coatings, Inc. Class A      1,800          54
Lone Star Technologies, Inc. (a)             1,500          60
Longview Fibre Co.                           3,700          50
Martin Marietta Materials, Inc.              3,300         127
Mascotech, Inc.                              2,300          38
Maverick Tube Corp. (a)                      1,100          17
Methode Electronics, Inc. Class A            2,700         101
Mohawk Industries, Inc. (a)                  2,600          57
NCI Building Systems, Inc. (a)               1,200          19
Olin Corp.                                   2,000          36
OM Group                                     1,300          60
Omnova Solutions, Inc.                       2,200          12
P.H. Glatfelter Co.                          1,700          18
Precision Castparts Corp.                    3,800         143
Quanex Corp.                                 1,000          20
Rayonier, Inc.                               1,900          67
Reliance Steel & Aluminum Co.                1,300          31
Rock-Tenn Co. Class A                          900           8
Scotts Co. (The) Class A (a)                   700          25
Shaw Group, Inc. (The) (a)                   1,100          90
Simpson Manufacturing Co., Inc. (a)            400          17
Smurfit-Stone Container Corp. (a)            8,300         111
Southern Peru Copper Corp.                   1,600          22
Spartech Corp.                               1,100          17
SPS Technologies, Inc. (a)                     800          41
St. Joe Co. (The)                            1,900          38
Standard Register Co.                          900          11
Standex International Corp.                    700          13
Steel Dynamics, Inc. (a)                     2,000          24
Stericycle, Inc. (a)                           800          26
Stora Enso Oyj (a)                           5,711          58
Symyx Technologies, Inc. New (a)             1,300          61
Texas Industries, Inc.                       1,400          33
Tredegar Industries, Inc.                      700          13
Uniroyal Technology Corp. (a)                  900           9
Universal Forest Products, Inc.              1,000          13
US Industries, Inc.                          4,800          43
Valmont Industries, Inc.                     1,800          36
Walter Industries, Inc.                      2,100          16
Washington Group
 International, Inc. (a)                     2,100          22
Waters Corp. (a)                            10,000         725
WD-40 Co.                                      800          17
Webb (Del E.) Corp. (a)                      1,100          30
Wolverine Tube, Inc. (a)                       900          12
                                                         -----
                                                         4,165
                                                         -----

OTHER ENERGY - 5.0%
Atwood Oceanics, Inc. (a)                      500          17

221 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Barrett Resources Corp. (a)                  2,200          80
BJ Services Co. (a)                          5,400         283
Brown (Tom), Inc. (a)                        4,000          92
Cal Dive International, Inc. (a)               800          40
Chesapeake Energy Corp. (a)                  7,100          40
Cleco Corp.                                  1,900          90
Diamond Offshore Drilling, Inc.              4,900         169
Dril-Quip, Inc. (a)                            600          20
ENSCO International, Inc.                   10,300         342
EOG Resources, Inc.                          7,100         280
Evergreen Resources, Inc. (a)                  600          17
Flowserve Corp.                              2,300          46
Forest Oil Corp. (a)                         1,200          17
FuelCell Energy, Inc. (a)                      600          46
Global Industries, Inc. (a)                  4,400          46
Global Marine, Inc. (a)                     11,400         302
Grey Wolf, Inc. (a)                         11,500          53
Hanover Compressor Co. (a)                   4,000         131
Key Energy Group, Inc. (a)                   6,100          55
Kinder Morgan, Inc.                          7,600         293
Louis Dreyfus Natural Gas Corp. (a)          1,800          58
Marine Drilling Co, Inc. (a)                 5,100         122
McMoRan Exploration Co. (a)                  1,100          13
Mitchell Energy & Development Corp.
 Class A                                     1,300          60
Nabors Industries, Inc. (a)                 10,100         514
National-Oilwell, Inc. (a)                   3,900         114
Newfield Exploration Co. (a)                 2,500          94
Noble Drilling Corp. (a)                     9,100         378
Northwestern Corp.                           1,600          35
Nuevo Energy Co. (a)                         1,300          24
Ocean Energy, Inc. (a)                      12,500         173
Oceaneering International, Inc. (a)          1,500          21
Patterson Energy, Inc. (a)                   2,200          61
Pennaco Energy, Inc. New (a)                 1,000          12
Pioneer Natural Resources Co. (a)            7,400          97
Pogo Producing Co.                           3,100          78
Seacor Holdings, Inc. (a)                    1,200          50
Seitel, Inc. (a)                             1,200          18
SEMCO Energy, Inc.                           1,300          20
Smith International, Inc. (a)                3,300         233
St. Mary Land & Exploration Co.              1,700          40
Stone Energy Corp. (a)                       1,100          56
Superior Energy Services, Inc. (a)           3,100          28
Swift Energy Co. (a)                         1,300          42
Syntroleum Corp. (a)                         2,300          45
Tidewater, Inc.                              1,500          69
Ultramar Diamond Shamrock Corp.              6,400         168
UTI Energy Corp. (a)                         1,900          38
Valero Energy Corp.                          3,800         126
Varco International, Inc. (a)                4,100          71
Vintage Petroleum, Inc.                      3,000          63
                                                      --------
                                                         5,380
                                                      --------

PRODUCER DURABLES - 3.6%
Applied Industrial Technology, Inc.          1,500          25
Applied Science & Technology, Inc. (a)         700          10
ATMI, Inc. (a)                               1,800          34
Baldor Electric Co.                          1,800          36
Beckman Coulter, Inc.                        2,100         147
Belden, Inc.                                 1,700          44
C-COR Electronics, Inc. (a)                  1,900          30
Clayton Homes, Inc.                          6,200          57
Cohu, Inc.                                   1,300          20
Columbus McKinnon Corp.                        800          11
Credence Systems Corp. (a)                   1,300          24
CTS Corp.                                    1,800          77
D.R. Horton, Inc.                            3,961          73
Diebold, Inc.                                5,100         133
Donaldson Co., Inc.                          2,500          57
DuPont Photomasks, Inc. (a)                    400          23
Efficient Networks, Inc. (a)                 1,800          75
Electroglas, Inc. (a)                        1,200          17
ESCO Technologies, Inc. (a)                    600          11
Fastenal Co.                                 1,800         103
Foster Wheeler Corp.                         2,500          18
Franklin Electric Co., Inc.                    300          20
GaSonics International Corp. (a)               800          16
GenCorp, Inc.                                2,400          20
General Cable Corp.                          1,900          11
GenRad, Inc. (a)                             1,800          16
Helix Technology Corp.                       1,600          44
Hubbell, Inc. Class B                        4,100          98
IDEX Corp.                                   1,900          61
JLG Industries, Inc.                         2,600          36
Kennametal, Inc.                             1,900          56
Kent Electronics Corp. (a)                   3,000          56
Kimball International, Inc. Class B          2,300          36
Lennar Corp.                                 3,900         125
Littlefuse, Inc. (a)                           400          12
Litton Industries, Inc. (a)                  2,300         119
LTX Corp. (a)                                3,000          42
Mathews International Corp. Class A            900          24
Mettler-Toledo International, Inc. (a)       2,500         117
Micrel, Inc. (a)                             3,900         176
Miller (Herman), Inc.                        1,800          47
MKS Instruments, Inc. (a)                      400           7
Nordson Corp.                                  800          23
NVR, Inc. (a)                                  500          52

                                                  Tax-Managed Small Cap Fund 222

TAX-MANAGED SMALL CAP FUND

                                                              October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Photon Dynamics, Inc. (a)                      900          32
Plexus Corp. (a)                             2,600         164
Power-One, Inc. (a)                          3,300         234
Ryland Group, Inc. (The)                     1,600          52
Semitool, Inc. (a)                             900          12
Sensormatic Electronics Corp. (a)            5,900         107
Silicon Valley Group, Inc. (a)               2,100          69
Spectralink Corp. (a)                          700           5
SPX Corp. (a)                                2,100         261
Standard Pacific Corp.                       1,500          28
Stewart & Stevenson Services, Inc.           2,000          48
Technitrol, Inc.                               800          89
Teleflex, Inc.                               2,400          83
Terex Corp. (a)                              1,700          21
Toll Brothers, Inc. (a)                      1,300          42
Triquint Semiconductor, Inc. (a)             4,300         166
Triumph Group, Inc. (a)                        800          27
Ultratech Stepper, Inc. (a)                    700          16
Viasystems Group, Inc. New (a)               3,300          47
Vicor Corp. (a)                              1,200          65
Waste Connections, Inc. (a)                    900          23
Watsco, Inc.                                 1,300          12
Watts Industries, Inc. Class A               1,200          13
Woodward Governor Co.                          600          27
York International Corp.                     2,700          73
                                                         -----
                                                         3,955
                                                         -----

TECHNOLOGY - 31.7%
3Com Corp. (a)                              24,500         433
ACT Manufacturing, Inc. (a)                    800          26
Actel Corp. (a)                              1,400          51
Actuate Corp. (a)                            3,600         101
Acxiom Corp. (a)                             4,600         185
ADE Corp. (a)                                  800          14
Adtran, Inc. (a)                             1,600          61
Advanced Fibre Communications (a)            1,700          55
Advantage Learning Systems, Inc. (a)           600          18
Advent Software, Inc. (a)                    1,700         102
Aeroflex, Inc. (a)                           1,800         105
Aether Systems, Inc. (a)                     2,300         185
Affiliated Computer Services, Inc.
 Class A (a)                                 2,400         134
Agile Software Corp. New (a)                 1,700         128
Akamai Technologies, Inc. (a)                2,900         147
Alliant Techsystems, Inc. (a)                  500          45
Allscripts, Inc. New (a)                     1,200          14
Alpha Industries, Inc. (a)                     800          32
American Classic Voyages Co. (a)               500           7
Amphenol Corp. Class A (a)                   2,600         167
Analysts International Corp.                   100           1
Anaren Microwave, Inc. (a)                     700          73
AnswerThink Consulting
 Group, Inc. (a)                             2,100          34
Applied Micro Circuits Corp. (a)            13,590       1,040
Ariba, Inc. New (a)                          9,500       1,200
Arrow Electronics, Inc. (a)                  7,300         234
Art Technology Group, Inc. (a)                 600          38
Artesyn Technologies, Inc. (a)               2,100          85
At Home Corp. Series A (a)                  16,800         173
Atmel Corp. (a)                             31,500         469
Avanex Corp. New (a)                           400          40
Avant! Corp. (a)                             2,000          33
Avid Technology, Inc. (a)                    1,500          21
Avnet, Inc.                                  6,600         177
AVX Corp.                                    1,400          40
AXENT Technologies, Inc. (a)                 1,800          35
AXT, Inc. (a)                                1,200          46
Barra, Inc. (a)                                700          43
BEA Systems, Inc. (a)                       21,900       1,570
Benchmark Electronics, Inc. (a)              1,400          56
BISYS Group, Inc. (a)                        3,900         184
Black Box Corp. (a)                            400          26
Bluestone Software, Inc. New (a)               800          17
Bottomline Technologies, Inc. (a)              500          17
Braun Consulting, Inc. New (a)                 500           4
Brocade Communications
 Systems, Inc. (a)                           6,400       1,455
BSQUARE Corp. New (a)                        1,200          18
CACI International, Inc. Class A (a)           800          16
Cadence Design Systems, Inc. (a)            16,000         411
CDW Computer Centers, Inc. (a)               3,300         213
Checkpoint Systems, Inc. (a)                 2,000          16
ChoicePoint, Inc. New (a)                    2,100         107
CIENA Corp. (a)                             16,300       1,713
Cirrus Logic, Inc. (a)                       3,900         168
Clarent Corp. (a)                            1,500          47
CNET Networks, Inc. (a)                      1,000          31
Commerce One, Inc. New (a)                  14,800         949
Critical Path, Inc. (a)                      3,200         155
CyberOptics Corp. (a)                          600          14
CyberSource Corp. (a)                          100           1
Cymer, Inc. (a)                              1,800          45
Cypress Semiconductor Corp. (a)              7,900         296
Cysive, Inc. New (a)                           400           3
Daleen Technologies, Inc. (a)                  800           8
Dallas Semiconductor Corp.                   1,300          52
Datastream Systems, Inc. (a)                 1,600          20
Digital Island, Inc. New (a)                   500           6
Digital Lightwave, Inc. (a)                    700          35
Ditech Communications Corp. New (a)          2,100          72

223 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

DoubleClick, Inc. (a)                        6,800         111
DSP Group, Inc. (a)                          1,700          48
DST Systems, Inc. (a)                        5,400         333
E.piphany, Inc. New (a)                      2,000         180
eBay, Inc. (a)                               9,700         500
Eclipsys Corp. (a)                           2,600          64
eGain Communications Corp. New (a)           1,500           9
Electro Scientific Industries, Inc. (a)      1,700          59
eMerge Interactive, Inc. Class A New (a)       400           4
ESS Technology, Inc. (a)                       100           2
Esterline Corp. (a)                          1,100          25
Exar Corp. (a)                               2,400         107
Excalibur Technologies Corp. (a)               700          41
Extensity, Inc. New (a)                        200           2
Extreme Networks, Inc. (a)                   3,600         299
F5 Networks, Inc. (a)                        1,200          37
FactSet Research Systems, Inc.               1,300          49
Fairchild Semiconductor Corp.
 Class A (a)                                 3,700          78
FEI Co. (a)                                  1,000          24
FileNet Corp. (a)                            2,100          56
Forrester Research, Inc. (a)                   700          29
Foundry Networks, Inc. New (a)               4,500         299
Galileo International, Inc.                  3,200          63
GTECH Holdings Corp. (a)                       900          16
Haemonetics Corp. (a)                          600          14
Hall, Kinion & Associates, Inc. (a)            600          16
Hutchinson Technology, Inc. (a)              1,600          35
i2 Technologies, Inc. (a)                    5,400         918
Identix, Inc. (a)                            1,700          24
IDX Systems Corp. (a)                        1,200          38
Illuminet Holdings, Inc. New (a)             1,400          34
Impath, Inc. (a)                             1,000          76
Inet Technologies, Inc. (a)                    500          20
InFocus Corp. (a)                            2,400         106
Informatica Corp. (a)                        1,900         180
InfoSpace.com, Inc. (a)                      9,200         185
Ingram Micro, Inc. Class A (a)                 600          10
Inktomi Corp. (a)                            1,900         121
Integrated Device Technology, Inc. (a)       8,000         451
Integrated Silicon Solution, Inc. (a)        1,800          24
Inter-Tel, Inc.                              1,700          20
Interact Commerce Corp. New (a)                500           5
Interlogix, Inc. (a)                           600           7
International FiberCom, Inc. (a)             3,400          44
International Game Technology (a)            4,900         179
International Rectifier Corp. (a)            4,600         205
Internet Security Systems, Inc. (a)          1,700         150
internet.com Corp. New (a)                     700          14
Interwoven, Inc. (a)                         2,700         272
IntraNet Solutions, Inc. (a)                 1,100          51
Intuit, Inc. (a)                             9,000         553
Jabil Circuit, Inc. (a)                      8,800         502
JDS Uniphase Corp. (a)                       3,400         277
JNI Corp. New (a)                              400          36
Juniper Networks, Inc. (a)                  11,800       2,309
Kana Communications, Inc. (a)                5,000         117
Keane, Inc. (a)                              1,300          17
Keithley Instruments, Inc.                     600          32
Kemet Corp. (a)                              8,400         234
L-3 Communications Holdings, Inc. (a)        2,300         152
Lam Research Corp. (a)                       8,400         162
Lattice Semiconductor Corp. (a)              5,200         152
LifeMinders, Inc. New (a)                      700           8
Lightbridge, Inc. (a)                        1,100          12
MCK Communications, Inc. New (a)               800          13
MCSi, Inc. (a)                                 500          14
MEMC Electronic Materials, Inc. (a)          2,200          22
Mentor Graphics Corp. (a)                    4,100          96
Microchip Technology, Inc. (a)               3,450         109
Micromuse, Inc. (a)                          2,700         458
Micron Electronics, Inc. (a)                 1,500          12
Motient Corp. (a)                            1,600          19
Mynd Corp. (a)                               2,200          28
National Instruments Corp. (a)               1,700          79
Natural Microsystems Corp. (a)               2,400         108
NetIQ Corp. (a)                              1,500         129
NETsilicon, Inc. New (a)                       400           6
NetSolve, Inc. (a)                             300           2
Network Associates, Inc. (a)                 9,700         187
Network Peripherals, Inc. (a)                1,100          12
New Era of Networks, Inc. (a)                2,100          33
Newport Corp.                                2,000         227
Nortel Networks Corp.                        3,662         167
NVIDIA Corp. (a)                             3,000         186
ONYX Software Corp. (a)                      1,500          24
Packeteer, Inc. New (a)                      1,300          32
Park Electrochemical Corp.                   1,000          66
Pericom Semiconductor Corp. (a)              1,300          34
Persistence Software, Inc. New (a)             700           8
Phoenix Technologies, Ltd. (a)               1,500          24
Phone.com, Inc. (a)                          1,900         176
Photronics, Inc. (a)                         1,900          43
Pioneer-Standard Electronics, Inc.           2,100          29
Pixar, Inc. (a)                                800          26
PLX Technology, Inc. (a)                     1,100          26

                                                  Tax-Managed Small Cap Fund 224

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                            NUMBER       VALUE
                                              OF         (000)
                                            SHARES         $
                                            ------      ------

PMC - Sierra, Inc. (a)                       9,100       1,546
Polycom, Inc. (a)                            3,600         234
ProBusiness Services, Inc. (a)               1,000          33
Progress Software Corp. (a)                  2,100          33
Project Software &
 Development, Inc. (a)                         800          10
Proxim, Inc. (a)                             1,700         103
PurchasePro.com, Inc. New (a)                1,600          43
QLogic Corp. (a)                             2,738         265
QRS Corp. (a)                                1,400          12
Quantum Corp. - DLT & Storage
 Systems (a)                                11,100         167
Quest Software, Inc. (a)                     1,200          52
Rambus, Inc. (a)                             1,000          45
Rational Software Corp. (a)                 14,600         871
Redback Networks, Inc. (a)                   8,000         847
REMEC, Inc. (a)                              2,400          71
Rogers Corp. (a)                               900          32
RSA Security, Inc. (a)                         700          41
Rudolph Technologies, Inc. New (a)             300          12
Sandisk Corp. (a)                            3,500         187
SBS Technologies, Inc. (a)                     700          18
Scott Technologies, Inc. (a)                   800          18
SeaChange International, Inc. (a)            1,300          29
Semtech Corp. (a)                            4,400         140
SERENA Software, Inc. (a)                    1,000          51
Silicon Storage Technology, Inc. (a)         5,300         121
SIPEX Corp. (a)                              1,500          59
SmartDisk Corp. New (a)                        400           2
SPSS, Inc. (a)                                 500          11
StarTek, Inc. (a)                              400          10
SunGard Data Systems (a)                     6,400         327
Supertex, Inc. (a)                             600          17
Sybase, Inc. (a)                             6,400         134
Symantec Corp. (a)                           3,700         144
Synopsys, Inc. (a)                           3,700         129
Systems & Computer Technology Corp. (a)      2,000          29
Tanning Technology Corp. New (a)               800           4
Tech Data Corp. (a)                          2,900         121
Tekelec, Inc. (a)                            1,000          37
TelCom Semiconductor, Inc. (a)               1,000          14
Teledyne Technologies, Inc. (a)              2,100          53
Terra Networks SA - ADR                      1,935          47
Titan Corp. (a)                              3,300          44
Total Systems Services, Inc.                 2,300          38
Transaction Systems Architects, Inc.
 Class A (a)                                   700           9
Tumbleweed Communications
 Corp. New (a)                                 700          12
Turnstone Systems, Inc. (a)                    400           9
Tut Systems, Inc. (a)                        1,100          36
Universal Electronics, Inc. (a)                900          16
US LEC Corp. (a)                               600           4
VA Linux Systems, Inc. New (a)                 700          20
Varian Semiconductor Equipment
 Associates, Inc. (a)                        2,000          46
Varian, Inc. (a)                             2,100          65
Ventro Corp. New (a)                         1,200           6
Verity, Inc. (a)                             2,000          47
VerticalNet, Inc. (a)                        6,100         170
Virata Corp. (a)                               400           8
Vishay Intertechnology, Inc. (a)             2,600          78
Vitesse Semiconductor Corp. (a)             14,000         977
Vitria Technology, Inc. (a)                  5,200         138
Volt Information Sciences, Inc. (a)            600          13
WatchGuard Technologies, Inc. (a)              800          40
WebTrends Corp. (a)                          1,300          42
Wind River Systems, Inc. (a)                 4,000         163
Wink Communications, Inc. New (a)            1,400          14
Zoran Corp. (a)                              1,000          50
                                                        ------
                                                        34,273
                                                        ------

UTILITIES - 9.5%
AGL Resources, Inc.                          3,400          69
Alamosa PCS Holdings, Inc. New (a)             700          11
Allegheny Energy, Inc.                       7,800         319
Allegiance Telecom, Inc. (a)                 7,400         233
ALLETE (a)                                   5,300         114
American States Water Co.                      800          25
American Tower Corp. Class A (a)             5,100         209
American Water Works, Inc.                   7,300         178
AT&T Wireless Group New (a)                  7,700         192
Avista Corp.                                 2,900          65
Aware, Inc. (a)                              1,000          31
Black Hills Corp.                            1,500          47
C&D Technologies, Inc.                       1,700         101
Cable Design Technologies Corp. (a)          2,700          62
Cablevision Systems Corp. Class A (a)        3,500         261
California Water Service Group                 900          24
Conectiv, Inc.                               6,700         120
DPL, Inc.                                   10,600         301
Dycom Industries, Inc. (a)                   2,900         109
E'town Corp.                                   600          40
Energen Corp.                                1,900          54
Finisar Corp. (a)                            5,700         164
Hawaiian Electric Industries, Inc.           2,300          76
Idacorp, Inc.                                3,000         148
IMRglobal Corp. (a)                          1,300          11
Kansas City Power & Light Co.                4,600         111

225 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

                                                                October 31, 2000

                                                        MARKET
                                           NUMBER        VALUE
                                             OF          (000)
                                           SHARES          $
                                          --------      ------

Laclede Gas Co.                              1,300          28
MasTec, Inc. (a)                             1,500          43
McLeodUSA, Inc. (a)                         37,000         712
MCN Energy Group, Inc.                       6,700         165
MDU Resources Group, Inc.                    4,800         140
Metricom, Inc. (a)                           1,300          23
Midcoast Energy Resources, Inc.                700          14
National Fuel Gas Co.                        3,000         161
New Jersey Resources Corp.                   1,700          68
NiSource, Inc.                               9,000         224
Northwest Natural Gas Co.                    1,800          42
NRG Energy, Inc. (a)                         1,500          39
NUI Corp.                                      900          28
Otter Tail Power Co.                         1,500          33
Pac-West Telecomm, Inc. New (a)                900           8
Philadelphia Suburban Corp.                  2,100          49
Piedmont Natural Gas Co., Inc.               2,000          61
Potomac Electric Power Co.                   8,500         194
Powerwave Technologies, Inc. (a)             2,800         135
Public Service Co. of New Mexico             2,200          61
Quanta Services, Inc. (a)                    1,900          59
Rural Cellular Corp. Class A (a)               700          37
SBA Communications Corp. (a)                 1,700          85
SCANA Corp.                                  7,000         186
SDL, Inc. (a)                                4,500       1,166
Sierra Pacific Resources                     6,000         103
SJW Corp.                                      100          12
South Jersey Industries, Inc.                  700          20
Southwest Gas Corp.                          2,200          46
Southwestern Energy Co.                      1,600          13
Telephone & Data Systems, Inc.               3,600         380
Terayon Communication
 Systems, Inc. (a)                           2,400          53
Tollgrade Communications, Inc. (a)             800          76
TranSwitch Corp. (a)                         6,200         359
UGI Corp.                                    2,200          51
UIL Holdings Corp.                           1,000          47
United States Cellular Corp. (a)             1,100          70
UtiliCorp United, Inc.                       6,900         184
Vectren Corp.                                4,400         102
VoiceStream Wireless Corp. (a)              12,200       1,604
West TeleServices Corp. (a)                    600          15
Western Resources, Inc.                      5,200         111
WGL Holdings, Inc. (a)                       3,300          84
WPS Resources Corp.                          2,100          68
                                                       -------
                                                        10,234
                                                       -------

TOTAL COMMON STOCKS
(cost $97,116)                                         103,556
                                                       -------


Short-Term Investments - 3.3%
Frank Russell Investment Company
   Money Market Fund,                        3,004       3,004
   due on demand (b)
United States Treasury Bills (b)(c)(d)
   5.930% due 12/21/00                         150         149
   5.940% due 12/21/00                         400         396
                                                       -------
Total Short-Term Investments
(cost $3,549)                                            3,549
                                                       -------
Total Investments - 99.1%
(identified cost $100,665)                             107,105

Other Assets and Liabilities,
Net - 0.9%                                                 939
                                                       -------

Net Assets - 100.0%                                    108,044
                                                       =======

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted is yield-to-maturity from date of acquisition.
(e)  Real Estate Investment Trust (REIT).


                                               UNREALIZED
                                                 NUMBER    APPRECIATION
                                                  OF      (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS       (000)
                                               ----------  -------------
S&P 500 Index
   expiration date 12/00                            2      $          27

S&P 400 Midcap Index
   expiration date 12/00                            5                (65)

Russell 2000 Index
   expiration date 12/00                            6                 51
                                                           -------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                     $          13
                                                           =============

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax-Managed Small Cap Fund 226

TAX-MANAGED SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $100,665)................................................  $   107,105
Receivables:
   Dividends....................................................................................           53
   Investments sold.............................................................................           37
   Fund shares sold.............................................................................          908
   From Advisor.................................................................................           66
   Daily variation margin on futures contracts..................................................           82
                                                                                                  -----------

      Total assets..............................................................................      108,251

LIABILITIES
Payables:
   Due to Custodian............................................................  $   127
   Accrued fees to affiliates..................................................        9
   Other accrued expenses......................................................       71
                                                                                 -------
      Total liabilities.........................................................................          207
                                                                                                  -----------

NET ASSETS......................................................................................  $   108,044
                                                                                                  ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)............................................................  $    (4,828)
Unrealized appreciation
(depreciation) on:
   Investments..................................................................................        6,440
   Futures contracts............................................................................           13
Shares of beneficial interest...................................................................           97
Additional paid-in capital......................................................................      106,322
                                                                                                  -----------

NET ASSETS......................................................................................     $108,044
                                                                                                  ===========

NET ASSET VALUE, offering and redemption price per share:
   Class C ($2,413,605 divided by 217,953 shares of $.01 par value
      shares of beneficial interest outstanding)................................................  $     11.07
                                                                                                  ===========
   Class S ($105,630,147 divided by 9,469,634 shares of $.01 par value
      shares of beneficial interest outstanding)................................................       $11.15
                                                                                                  ===========

See accompanying notes which are an integral part of the financial statements.

227 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                        TEN MONTHS ENDED
                                                                        OCTOBER 31, 2000          1999*
                                                                        ----------------      ---------------

INVESTMENT INCOME
   Dividends.........................................................   $            518      $            25
   Dividends from Money Market Fund..................................                251                   31
   Interest..........................................................                 21                    1
                                                                        ----------------      ---------------

      Total investment income........................................                790                   57
                                                                        ----------------      ---------------

EXPENSES
   Advisory fees.....................................................                635                   18
   Administrative fees...............................................                 34                    1
   Custodian fees....................................................                264                   40
   Distribution fees - Class C.......................................                 10
   Transfer agent fees...............................................                 22                   21
   Professional fees.................................................                 36                   14
   Registration fees.................................................                 71                   44
   Shareholder servicing fees - Class C..............................                  3                   --
   Trustees' fees....................................................                 11                   --
   Miscellaneous.....................................................                132                    4
                                                                        ----------------      ---------------

   Expenses before reductions........................................              1,218                  142
   Expense reductions................................................               (390)                (120)
                                                                        ----------------      ---------------

      Expenses, net..................................................                828                   22
                                                                        ----------------      ---------------

Net investment income (loss).........................................                (38)                  35
                                                                        ----------------      ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments.......................................................             (4,975)                (155)
   Futures contracts.................................................                311                  (26)
                                                                        ----------------      ---------------

                                                                                  (4,664)                (181)
                                                                        ----------------      ---------------

Net change in unrealized appreciation (depreciation) on:
   Investments.......................................................              4,723                1,717
   Futures contracts.................................................               (116)                 129
                                                                        ----------------      ---------------
                                                                                   4,607                1,846
                                                                        ----------------      ---------------

Net realized and unrealized gain (loss)..............................                (57)               1,665
                                                                        ----------------      ---------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................   $            (95)     $         1,700
                                                                        ================      ===============

* For the period December 1, 1999 (commencement of operations) to December 31, 1999.

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax-Managed Small Cap Fund 228

TAX-MANAGED SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                                 TEN MONTHS ENDED
                                                                                 OCTOBER 31, 2000            1999*
                                                                                 ----------------      ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................................     $            (38)     $            35
   Net realized gain (loss).................................................               (4,664)                (181)
   Net change in unrealized appreciation (depreciation).....................                4,607                1,846
                                                                                 ----------------      ---------------

      Net increase (decrease) in net assets from operations.................                  (95)               1,700

DISTRIBUTIONS
   From net investment income
      Class C...............................................................                   (1)                  --
      Class S...............................................................                  (33)                  --
                                                                                 ----------------      ---------------

         Net decrease in net assets from distributions......................                  (34)                  --
                                                                                 ----------------      ---------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions............               78,898               27,575
                                                                                 ----------------      ---------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.................................               78,769               29,275

NET ASSETS
   Beginning of period......................................................               29,275                   --
                                                                                 ----------------      ---------------
   End of period (including undistributed net investment income
       of $35 at December 31, 1999).........................................     $        108,044      $        29,275
                                                                                 ================      ===============

* For the period December 1, 1999 (commencement of operations) to December 31, 1999.

See accompanying notes which are an integral part of the financial statements.

229 Tax-Managed Small Cap Fund

TAX-MANAGED SMALL CAP FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*       1999**
                                                           ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD.....................  $10.71       $10.00
                                                           ------       ------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)***....................    (.10)          --
   Net realized and unrealized gain (loss)...............     .47          .71
                                                           ------       ------

      Total income from operations.......................     .37          .71
                                                           ------       ------

DISTRIBUTIONS
   From net investment income............................    (.01)          --
                                                           ------       ------

NET ASSET VALUE, END OF PERIOD...........................  $11.07       $10.71
                                                           ======       ======

TOTAL RETURN (%)(b)......................................    3.52         7.10

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)..............   2,414          222

   Ratios to average net assets (%)(c):
      Operating expenses, net............................    2.25         2.18
      Operating expenses, gross..........................    2.77         8.78
      Net investment income (loss).......................   (1.05)         .73

   Portfolio turnover rate (%)...........................   71.20         3.33

*   For the ten months ended October 31, 2000.
** For the period December 1, 1999 (commencement of operations) to December 31, 1999.
*** Less than $.01 per share for the period ended December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                  Tax-Managed Small Cap Fund 230

TAX-MANAGED SMALL CAP FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              2000*       1999**
                                                             ------       ------

NET ASSET VALUE, BEGINNING OF PERIOD......................   $10.73       $10.00
                                                             ------       ------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)***.....................       --          .01
   Net realized and unrealized gain (loss)................      .43          .72
                                                             ------       ------

      Total income from operations........................      .43          .73
                                                             ------       ------

DISTRIBUTIONS
   From net investment income.............................     (.01)          --
                                                             ------       ------

NET ASSET VALUE, END OF PERIOD............................   $11.15       $10.73
                                                             ======       ======

TOTAL RETURN (%)(b).......................................     4.08         7.30

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)...............  105,630       29,053

   Ratios to average net assets (%)(c):
      Operating expenses, net.............................     1.25         1.25
      Operating expenses, gross...........................     1.85         7.95
      Net investment income (loss)........................     (.04)        1.92

   Portfolio turnover rate (%)............................    71.20         3.33

*   For the ten months ended October 31, 2000.
** For the period December 1, 1999 (commencement of operations) to December 31, 1999.
*** Less than $.01 per share for the period ended October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

231 Tax-Managed Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

1.  ORGANIZATION
    Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 29 different investment portfolios, referred to as "Funds." These financial statements report on thirteen Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

    The Investment Company's Board of Trustees approved a change in the Funds' fiscal year end from December 31 to October 31. As a result, this financial report reflects the ten-month period commencing on January 1, 2000 through October 31, 2000.

    On February 26, 1999, the Fixed Income II Fund acquired all the net assets of the Volatility Constrained Bond Fund pursuant to a plan of reorganization approved by the Volatility Constrained Bond Fund shareholders. The acquisition was accomplished by a tax-free exchange of 8,934,738 shares of the Fixed Income II Fund (valued at $163,684,403) for the 8,932,673 shares of the Volatility Constrained Bond Fund on February 26, 1999. The Volatility Constrained Bond Fund's net assets of $163,684,403, including $495,215 of unrealized depreciation, were combined with those of the Fixed Income II Fund which changed its name to the Short Term Bond Fund. The aggregate net assets of the Fixed Income II Fund and the Volatility Constrained Bond Fund immediately before the acquisition were $320,538,146 and $163,684,403, respectively.

    In addition, the Short Term Bond Fund made a reclassification among certain of its capital accounts to reflect the acquisition of the Volatility Constrained Bond Fund, without impacting its net asset value. The following reclassification was made for the year ended December 31, 1999:

                                   UNDISTRIBUTED      ACCUMULATED NET       ADDITIONAL
                                  NET INVESTMENT       REALIZED GAIN      PAID-IN CAPITAL
                                      INCOME              (LOSS)
                                  --------------      ---------------     ---------------

Short Term Bond Fund              $       42,226      $   (9,588,387)     $     9,546,161

2.  SIGNIFICANT ACCOUNTING POLICIES
    The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

    SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

    International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

    Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

    INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized/ accreted for both tax and financial reporting purposes.

                                               Notes to Financial Statements 232

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

    At October 31, 2000, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                  10/31/01        10/31/02         10/31/03        10/31/04
                                 ----------      ----------       ----------      ----------

Equity Income                    $       --      $       --       $       --      $       --
Emerging Markets                         --              --        2,887,175         348,806
Real Estate Securities                   --              --               --              --
Short Term Bond                   4,813,748       5,161,817        2,834,049       1,947,924
Diversified Bond                         --              --               --              --
Multistrategy Bond                       --              --               --              --
Tax-Managed Large Cap                    --              --               --              --
Tax-Managed Small                        --              --               --              --
Tax Exempt Bond                          --         345,504          110,634          15,075

                                   10/31/05       10/31/06         10/31/07        10/31/08        Totals
                                  ----------     -----------     -----------     -----------     -----------

Equity Income                      $      --     $        --     $        --     $11,719,875     $11,719,875
Emerging Markets                          --      56,335,865      30,325,300       6,323,823      96,220,969
Real Estate Securities                    --       2,695,613      22,984,087      10,831,361      36,511,061
Short Term Bond                      574,853          51,911       3,481,990       2,691,693      21,557,985
Diversified Bond                          --              --      11,038,464       9,492,174      20,530,638
Multistrategy Bond                        --              --      17,356,510       9,143,431      26,499,941
Tax-Managed Large Cap                     --         655,350         716,803      15,494,001      16,866,154
Tax-Managed Small Cap                     --              --              --       6,678,580       6,678,580
Tax Exempt Bond                           --         141,152         399,028       1,845,627       2,857,020

* A portion of the loss carryforward was acquired from the Volatility Constrained Bond Fund (see Note 1) and may be limited to offset future capital gains of the Fund to the extent provided by regulations.

233 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000 are as follows:

                                                                                                                       NET
                                                                    GROSS                    GROSS                  UNREALIZED
                                        FEDERAL TAX               UNREALIZED               UNREALIZED              APPRECIATION
                                            COST                 APPRECIATION            (DEPRECIATION)           (DEPRECIATION)
                                       --------------            -------------           --------------           --------------

Diversified Equity                     $1,203,952,224             $407,467,312             $(37,045,240)            $370,422,072
Special Growth                            659,694,141              167,898,417              (39,044,942)             128,853,475
Equity Income                             123,880,129               33,314,788               (3,354,973)              29,959,815
Quantitative Equity                     1,160,126,874              492,903,581              (62,577,943)             430,325,638
International Securities                  949,654,330              182,774,644              (62,295,222)             120,479,422
Emerging Markets                          377,294,329               78,668,225              (88,314,722)              (9,646,497)
Real Estate Securities                    615,254,116              101,517,866              (25,126,228)              76,391,638
Short Term Bond                           432,077,359                1,344,497               (2,995,094)              (1,650,597)
Diversified Bond                          837,337,140               58,599,008              (73,050,103)             (14,451,095)
Multistrategy Bond                        785,235,075               14,243,312              (21,675,500)              (7,432,188)
Tax-Managed Large Cap                     539,239,576              164,480,896              (22,859,948)             141,620,948
Tax-Managed Small Cap                      98,801,870               12,222,155               (3,919,070)               8,303,085
Tax Exempt Bond                           130,968,792                2,342,556               (1,203,599)               1,138,957

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly for the equity Funds, annually for the International Securities Fund and monthly for the fixed income Funds. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

    The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and by recording gains and losses from securities transactions on the basis of specific identified cost incurred by each money manager for financial reporting purposes and on the basis of specific identified cost incurred by each Fund for tax purposes.

    The following reclassifications have been made to reflect activity for the ten months ended October 31, 2000:

                                    UNDISTRIBUTED     ACCUMULATED NET
                                   NET INVESTMENT      REALIZED GAIN        ADDITIONAL
                                       INCOME             (LOSS)          PAID-IN CAPITAL
                                   --------------     ---------------     ---------------

Diversified Equity                  $    (243,388)        $   243,388         $        --
Equity Income                             (39,900)            134,567             (94,667)
Quantitative Equity                     1,113,160          (1,113,160)                 --
International Securities              (11,434,190)         11,390,865              43,325
Real Estate Securities                     14,056           1,751,583          (1,765,639)
Short Term Bond                            20,515             (20,515)                 --
Diversified Bond                          186,110            (186,110)                 --
Multistrategy Bond                        219,698            (260,064)             40,366
Tax Exempt Bond                                --             468,406            (468,406)
Tax-Managed Small Cap                      38,448              16,237             (54,685)

    EXPENSES: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund or Class are allocated among all Funds and/or Classes based on their relative net assets.

    DEFERRED ORGANIZATIONAL EXPENSES: Organization costs of the Tax-Managed Large Cap Fund have been deferred and are being amortized over 60 months on a straight-line basis.

                                               Notes to Financial Statements 234

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

    (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

    (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

    The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Securities Fund may enter into forward foreign currency overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Emerging Markets, Diversified Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2000 are presented on the Statement of Net Assets for the applicable Funds.

    FORWARD COMMITMENTS: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

235 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

    OPTIONS: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

    When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

    The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

    FUTURES CONTRACTS: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Multistrategy Bond Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

 3. INVESTMENT TRANSACTIONS
    SECURITIES: During the ten months ended October 31, 2000 and the year ended December 31, 1999, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                    OCTOBER 31, 2000                                                 DECEMBER 31, 1999
                              ---------------------------------                                ---------------------------------
                                PURCHASES            SALES                                       PURCHASES            SALES
                              --------------     --------------                                --------------     --------------

Diversified Equity            $2,715,991,133     $2,076,779,613   Diversified Equity           $1,521,244,958     $1,569,446,810
Special Growth                   961,605,803        950,252,564   Special Growth                  658,486,286        699,090,245
Equity Income                    149,418,942        182,495,801   Equity Income                   293,288,562        349,872,503
Quantitative Equity              973,769,555        899,373,577   Quantitative Equity           1,241,536,459      1,331,405,947
International Securities       1,128,120,770      1,060,981,505   International Securities      1,130,214,027      1,204,341,093
Emerging Markets                 336,464,626        294,759,768   Emerging Markets                314,913,984        318,289,477
Real Estate Securities           340,288,457        334,983,671   Real Estate Securities          233,099,531        183,072,057
Short-Term Bond                  221,860,569        244,480,893   Short-Term Bond                 320,528,572        221,515,031
Diversified Bond                 192,912,847        172,085,577   Diversified Bond                296,438,209        293,837,690
Multistrategy Bond               238,553,373        214,956,878   Multistrategy Bond              270,895,190        259,610,245
Tax-Managed Large Cap            417,373,521        270,493,706   Tax-Managed Large Cap           375,918,148        200,558,704
Tax-Managed Small Cap            169,465,009         89,048,103   Tax-Managed Small Cap            22,635,473            780,856
Tax Exempt Bond                   67,741,572         51,983,382   Tax Exempt Bond                 168,206,682        176,539,632

                                               Notes to Financial Statements 236

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                      OCTOBER 31, 2000                                                 DECEMBER 31, 1999
                                -------------------------------                                 --------------------------------
                                  PURCHASES            SALES                                       PURCHASES            SALES
                                ------------       ------------                                 --------------     -------------

Short-Term Bond                 $176,953,691       $187,592,969   Short-Term Bond               $  537,710,748     $ 536,585,617
Diversified Bond                 797,577,464        865,432,623   Diversified Bond               1,045,345,020       977,100,173
Multistrategy Bond               498,126,507        469,242,621   Multistrategy Bond               671,701,035       655,613,680

    WRITTEN OPTIONS CONTRACTS: Fund transactions in written options contracts for the ten months ended October 31, 2000 and the year ended December 31, 1999 were as follows:

                                                           DIVERSIFIED BOND                      MULTISTRATEGY BOND
                                                 NOTIONAL VALUE (1)     PREMIUMS         NOTIONAL VALUE (1)      PREMIUMS
                                                     (000)              RECEIVED            (000)                RECEIVED
                                                 ------------------   ------------       ------------------    ------------

   Outstanding December 31, 1999                 $     15,082         $    141,138       $      20,624         $    411,434
   Opened                                              52,320              382,081              79,375              913,154
   Closed                                             (30,464)            (273,135)            (36,516)            (443,118)
   Exercised                                               --                   --                 (14)              (3,206)
   Expired                                             (5,723)             (65,904)            (12,610)            (439,745)
                                                 ------------         ------------       -------------         ------------
   Outstanding October 31, 2000                       $31,215             $184,180             $50,859             $438,519
                                                 ============         ============       =============         ============

                                                         DIVERSIFIED BOND                        MULTISTRATEGY BOND
                                                 NOTIONAL VALUE (1)     PREMIUMS         NOTIONAL VALUE (1)      PREMIUMS
                                                       (000)            RECEIVED               (000)             RECEIVED
                                                 ------------------   ------------       ------------------    ------------

   Outstanding December 31, 1998                 $           11,700    $   167,531        $          16,700    $    251,452
   Opened                                                   114,682        902,458                  121,084       1,716,897
   Closed                                                   (55,213)      (585,406)                 (86,782)       (902,523)
   Exercised                                                 (3,950)       (80,719)                  (7,900)       (147,000)
   Expired                                                  (52,137)      (262,726)                 (22,478)       (507,392)
                                                 ------------------   ------------       ------------------    ------------
   Outstanding December 31, 1999                 $           15,082       $141,138                  $20,624        $411,434
                                                 ==================   ============       ==================    ============

    (1) Each $100,000 notional value represents 1 contract.

4.  RELATED PARTIES
    ADVISOR AND ADMINISTRATOR: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

    The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of the Investment Company not presented herein). As of October 31, 2000, $401,260,000 of the Money Market Fund's net assets represents investments by these Funds and $335,901,000 represents the investments of other affiliated Funds not presented herein.

237 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    The advisory and administrative fees, which are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $54,363,591 and $3,732,052, respectively, for the ten months ended October 31, 2000. These fees for the year ended December 31, 1999 were $58,283,253 and $4,077,273, respectively. FRIMCo reduces its advisory fees for each Fund by advisory fees incurred on assets invested in the Money Market Fund thereby eliminating any duplication of fees.

                                        ANNUAL RATE                                                      ANNUAL RATE
                                --------------------------                                       --------------------------
                                ADVISOR      ADMINISTRATOR                                       ADVISOR      ADMINISTRATOR
                                --------     -------------                                       --------     -------------

Diversified Equity                0.73%           0.05%           Short Term Bond                  0.45%           0.05%
Special Growth                    0.90            0.05            Diversified Bond                 0.40            0.05
Equity Income                     0.75            0.05            Multistrategy Bond               0.60            0.05
Quantitative Equity               0.73            0.05            Tax-Managed Large Cap            0.70            0.05
International Securities          0.90            0.05            Tax-Managed Small Cap            0.98            0.05
Emerging Markets                  1.15            0.05            Tax Exempt Bond                  0.30            0.05
Real Estate Securities            0.80            0.05

    The Advisor has contractually agreed to waive up to the full amount of its 0.65% combined advisory and administrative fees for the Multistrategy Bond Fund to the extent that Fund level expenses exceed 0.80% of the Fund's average daily net assets through April 30, 2000. The total amount of the waiver for the ten months ended October 31, 2000 and the year ended December 31 1999 were $166,373 and $327,074, respectively.

    The Advisor has contractually agreed to waive up to the full amount of its 1.03% combined advisory and administrative fees for the Tax-Managed Small Cap Fund, and to reimburse the Fund to the extent that Fund level expenses exceed 1.25% of the Fund's average daily net assets on an annual basis. The total amount of the waiver for the ten months ended October 31, 2000 and the year ended December 31, 1999 were $388,516 and $18,535, respectively. There were no reimbursements for the ten months ended October 31, 2000 and year ended December 31, 1999.

    Effective September 29, 2000 the Advisor has contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees for the Short Term Bond Fund, and to reimburse the Fund to the extent that fund level expenses exceed 0.52% of the Fund's average daily net assets for the month of October and thereafter on an annual basis. The total amount of the waiver for the month ending October 31, 2000 was $51,875.

    In accordance with the special servicing agreement entered into in February 1999 by the Advisor, the Fund of Funds (a group of five LifePoints and the Tax-Managed Global Equity Fund which invest in a combination of Class S shares of the Investment Company's portfolios) and the Funds listed below, with the exception of the Equity Income Fund and the Tax-Exempt Bond Fund, the "Underlying Funds" in which the Fund of Funds invest, expenses from the operation of the Fund of Funds are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Fund of Funds. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. In the event that the financial benefits to the Underlying Funds do not exceed aggregate expenses of any Fund of Fund, the Advisor will reimburse the respective Underlying Funds.

     For the ten months ended October 31, 2000, the special servicing expense charged to the Underlying Funds amounted to:

              OCTOBER 31, 2000                                           DECEMBER 31, 1999
----------------------------------------                   ---------------------------------------
                                  AMOUNT                                                    AMOUNT
    UNDERLYING FUNDS               PAID                        UNDERLYING FUND               PAID
----------------------------------------                   ---------------------------------------

Diversified Equity              $220,932                   Diversified Equity             135,935
Quantitative Equity              231,144                   Quantitative Equit             137,369
International Securities         203,975                   International Secu  ties       123,933
Emerging Markets                  57,465                   Emerging Markets                30,586
Short Term Bond                   53,514                   Short Term Bond                 35,722
Diversified Bond                 121,266                   Diversified Bond                80,328
Real Estate Securities            71,715                   Real Estate Securities          45,435
Multistrategy Bond               115,837                   Multistrategy Bond              71,281
Special Growth                    90,045                   Special Growth                  54,910
Tax-Managed Large Cap              8,027
Tax-Managed Small Cap              8,027

                                               Notes to Financial Statements 238

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

    CUSTODIAN: The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the ten months ended October 31, 2000 the Fund's custodian fees were reduced by the following amounts under these arrangements:

Diversified Equity              $ 14,591                Tax Exempt Bond                $  2,513
Special Growth                    19,607                Short Term Bond                  26,062
Equity Income                        554                International Securities         10,277
Quantitative Equity                9,936                Emerging Markets                 30,566
Diversified Bond                  39,767                Real Estate Securities            4,303
Multistrategy Bond                33,029                Tax-Managed Large Cap             3,087
                                                        Tax-Managed Small Cap             1,334

    ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department. Total fees for the Funds reported herein for the ten months ended October 31, 2000 and the year ended December 31, 1999 were $123,994 and $94,578, respectively.

    TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the Funds reported herein for the ten months ended October 31, 2000, and the year ended December 31, 1999 were $8,610,832 and $9,753,462, respectively.

    DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

    In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E and Class C shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class E and Class C shares on an annual basis.

    BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Advisor, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Amounts retained by Frank Russell Securities, Inc. for the ten months ended October 31, 2000, and the year ended December 31, 1999 were as follows:

                              October 31, 2000        December 31, 1999
                              ----------------        -----------------
Diversified Equity            $         85,149        $         248,110
Special Growth                          64,554                   35,351
Equity Income                           26,939                   90,000
Quantitative Equity                     21,762                   58,576
International Securities               358,827                  220,903
Emerging Markets                       241,637                   55,954


    Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Advisor.

    BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $55,000 per year plus out-of-pocket expenses. Total Trustee expenses for the ten months ended October 31, 2000 were $181,014, and were allocated to each Fund, where appropriate, on a pro rata basis. Total expenses paid for the year ended December 31, 1999 were $92,764 and were allocated to each Fund, where appropriate on a pro rata basis.

239 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

5.  FUND SHARE TRANSACTIONS
    Share transactions for the ten months ended October 31, 2000 and the years ended December 31, 1999 and December 31, 1998 were as follows:

                                                                  SHARES                                  DOLLARS (000)
                                                     -------------------------------------      -----------------------------------
                                                        2000         1999          1998           2000         1999          1998
DIVERSIFIED EQUITY                                   ----------   ----------    ----------      --------     --------      --------
   CLASS C (a)
   Proceeds from shares sold                            197,825      283,102            --      $ 10,109      $15,432      $     --
   Proceeds from reinvestment of distributions            7,426       24,102            --           360        1,252            --
   Payments for shares redeemed                         (48,986)     (34,012)           --        (2,517)      (1,856)           --
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                              156,265      273,192            --         7,952       14,828            --
                                                     ----------   ----------    ----------      --------     --------      --------
   CLASS E (b)
   Proceeds from shares sold                            189,781      184,280       123,298         9,750        9,964         5,595
   Proceeds from reinvestment of distributions            7,099       23,961         5,378           349        1,251           257
   Payments for shares redeemed                         (45,922)    (145,404)      (18,482)       (2,334)      (8,037)         (892)
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                              150,958       62,837       110,194         7,765        3,178         4,960
                                                     ----------   ----------    ----------      --------     --------      --------
   CLASS S
   Proceeds from shares sold                          6,923,099    8,172,792     9,507,360       354,896      440,700       448,918
   Proceeds from reinvestment of distributions          654,758    2,438,734     1,274,778        32,100      127,171        59,999
   Payments for shares redeemed                      (6,476,771)  (8,318,075)   (8,070,726)     (333,224)    (450,865)     (384,259)
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                            1,101,086    2,293,451     2,711,412        53,772      117,006       124,658
                                                     ----------   ----------    ----------      --------     --------      --------
   Total increase (decrease)                          1,408,309    2,629,480     2,821,606      $ 69,489     $135,012      $129,618
                                                     ----------   ----------    ----------      --------     --------      --------

SPECIAL GROWTH
   CLASS C (a)
   Proceeds from shares sold                             98,773      130,681            --       $ 4,960     $  5,765      $     --
   Proceeds from reinvestment of distributions            3,788        7,607            --           183          342            --
   Payments for shares redeemed                         (15,961)     (14,078)           --          (795)        (629)           --
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                               86,600      124,210            --         4,348        5,478            --
                                                     ----------   ----------    ----------      --------     --------      --------
   CLASS E (b)
   Proceeds from shares sold                            100,328       96,481        98,025         5,103        4,107         4,008
   Proceeds from reinvestment of distributions            3,272        6,816         5,154           159          308           203
   Payments for shares redeemed                         (27,964)    (134,930)      (29,520)       (1,411)      (5,986)       (1,255)
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                               75,636     (31,633)        73,659         3,851      (1,571)         2,956
                                                     ----------   ----------    ----------      --------     --------      --------
   CLASS S
   Proceeds from shares sold                          3,413,882    5,069,523     6,148,876       174,926      222,630       275,513
   Proceeds from reinvestment of distributions          314,496      743,772       617,896        15,527       34,121        25,944
   Payments for shares redeemed                      (3,443,606)  (5,387,701)   (5,540,547)     (177,146)    (238,216)     (242,340)
                                                     ----------   ----------    ----------      --------     --------      --------
   Net increase (decrease)                              284,772      425,594     1,226,225        13,307       18,535        59,117
                                                     ----------   ----------    ----------      --------     --------      --------
   Total increase (decrease)                            447,008      518,171     1,299,884      $ 21,506     $ 22,442      $ 62,073
                                                     ==========   ==========    ==========      ========     ========      ========

     (a) Share transactions for Class C are for the period January 27, 1999 (commencement of sale of shares) to December 31, 1999.
     (b)  Effective May 18, 1998, Class C was renamed Class E.

                                               Notes to Financial Statements 240

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                  SHARES                                     DOLLARS (000)
                                                    --------------------------------------      -----------------------------------
                                                        2000         1999         1998            2000         1999         1998
EQUITY INCOME                                       -----------  -----------   -----------      --------    ---------      --------
   CLASS C (a)
   Proceeds from shares sold                             12,816       37,194            --          $448       $1,522      $     --
   Proceeds from reinvestment of distributions              171        1,899            --             6           68            --
   Payments for shares redeemed                         (11,688)     (12,211)           --          (404)        (479)           --
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                                1,299       26,882            --            50        1,111            --

                                                    -----------  -----------   -----------      --------    ---------      --------
   CLASS E (b)
   Proceeds from shares sold                             11,622       20,927        22,270           407          855           940
   Proceeds from reinvestment of distributions              294        2,209           547            10           81            21
   Payments for shares redeemed                         (10,752)     (12,573)      (13,005)         (370)        (522)         (543)
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                                1,164       10,563         9,812            47          414           418
                                                    -----------  -----------   -----------      --------    ---------      --------
   CLASS S
   Proceeds from shares sold                          1,077,300    1,558,390     2,229,736        37,308       62,668        93,208
   Proceeds from reinvestment of distributions           49,815      487,753       512,914         1,665       18,019        20,629
   Payments for shares redeemed                      (2,100,815)  (3,052,584)   (2,196,713)      (72,406)    (121,986)      (91,318)
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                             (973,700)  (1,006,441)      545,937       (33,433)     (41,299)       22,519
                                                    -----------  -----------   -----------      --------    ---------      --------
   Total increase (decrease)                           (971,237)    (968,996)      555,749      $(33,336)    $(39,774)      $22,937
                                                    -----------  -----------   -----------      --------    ---------      --------

QUANTITATIVE EQUITY
   CLASS C (a)
   Proceeds from shares sold                            208,443      312,907            --     $   9,158    $  14,227      $     --
   Proceeds from reinvestment of distributions            7,290       29,988            --           296        1,297            --
   Payments for shares redeemed                         (41,533)     (39,969)           --        (1,834)      (1,831)           --
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                              174,200      302,926            --         7,620       13,693            --
                                                    -----------  -----------   -----------      --------    ---------      --------
   CLASS E (b)
   Proceeds from shares sold                            201,200       98,189       135,230         8,969        4,483         5,167
   Proceeds from reinvestment of distributions            4,356       20,011         7,335           180          868           292
   Payments for shares redeemed                         (35,574)    (117,457)      (30,285)       (1,568)      (5,392)       (1,234)
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                              169,982          743       112,280         7,581          (41)        4,225
                                                    -----------  -----------   -----------      --------    ---------      --------
   CLASS S
   Proceeds from shares sold                          7,964,248   10,418,764    10,401,417       350,749      468,516       411,247
   Proceeds from reinvestment of distributions          688,453    3,368,265     1,801,116        28,459      146,301        71,013
   Payments for shares redeemed                      (7,683,282) (10,546,550)   (8,361,539)     (339,916)    (476,897)     (332,333)
                                                    -----------  -----------   -----------      --------    ---------      --------
   Net increase (decrease)                              969,419    3,240,479     3,840,994        39,292      137,920       149,927
                                                    -----------  -----------   -----------      --------    ---------      --------
   Total increase (decrease)                          1,313,601    3,544,148     3,953,274      $ 54,493     $151,572      $154,152
                                                    ===========  ===========   ===========      ========    =========      ========

     (a) Share transactions for Class C are for the period January 27, 1999 (commencement of sale of shares) to December 31, 1999.
     (b)  Effective May 18, 1998, Class C was renamed Class E.

241 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                     SHARES                              DOLLARS (000)
                                                      -----------------------------------     -------------------------------------
                                                         2000        1999         1998           2000         1999           1998
INTERNATIONAL SECURITIES                              ---------    ---------   ----------     ---------    ----------     ---------
   CLASS C (a)
   Proceeds from shares sold                             99,230      107,715           --     $    6,873   $    6,967     $      --
   Proceeds from reinvestment of distributions            4,154        4,664           --            291          329            --
   Payments for shares redeemed                         (14,645)     (11,427)          --         (1,007)        (759)           --
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                               88,739      100,952           --          6,157        6,537            --
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   CLASS E (b)
   Proceeds from shares sold                             95,935       45,491        59,331         6,553        2,885         3,346
   Proceeds from reinvestment of distributions            2,649        3,442           588           187          245            35
   Payments for shares redeemed                         (15,085)     (47,879)      (10,159)       (1,024)      (3,102)         (591)

                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                               83,499        1,054        49,760         5,716           28         2,790
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   CLASS S
   Proceeds from shares sold                          4,547,192    4,491,720     5,496,045       317,087      289,151       326,448
   Proceeds from reinvestment of distributions          428,653      642,480       171,775        30,263       45,572        10,072
   Payments for shares redeemed                      (3,357,316)  (5,502,727)   (5,562,388)     (234,553)    (357,980)     (329,404)
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                            1,618,529     (368,527)      05,432        112,797      (23,257)        7,116
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Total increase (decrease)                          1,790,767     (266,521)     155,192     $  124,670   $  (16,692)    $   9,906
                                                      =========    =========   ==========     ==========   ==========     =========
EMERGING MARKETS
   CLASS C (a)
   Proceeds from shares sold                            140,959      147,290           --     $    1,606   $    1,466     $      --
   Proceeds from reinvestment of distributions              228           45           --              3           --            --
   Payments for shares redeemed                         (28,302)     (16,617)          --           (319)        (167)           --
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                              112,885      130,718           --          1,290        1,299            --
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   CLASS E (b)
   Proceeds from shares sold                            288,875      852,482         4,558         3,222        8,575            38
   Proceeds from reinvestment of distributions            1,435        1,091            --            19           13            --
   Payments for shares redeemed                       (103,971)    (353,467)            --       (1,246)      (3,674)            --
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                              186,339      500,106         4,558         1,995        4,914            38
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   CLASS S
   Proceeds from shares sold                         13,110,992   14,900,682   22,508,124        150,574      140,982       221,964
   Proceeds from reinvestment of distributions          131,179      281,096      188,272          1,688        2,639         2,070
   Payments for shares redeemed                      (8,818,705) (15,483,258) (16,241,312)      (100,976)    (152,294)     (149,675)

                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Net increase (decrease)                            4,423,466     (301,480)   6,455,084         51,286       (8,673)       74,359
                                                      ---------    ---------   ----------     ----------   ----------     ---------
   Total increase (decrease)                          4,722,690      329,344    6,459,642     $   54,571   $   (2,460)      $74,397
                                                      =========    =========   ==========     ==========   ==========     =========

     (a) Share transactions for Class C are for the period January 27, 1999 (commencement of sale of shares) to December 31, 1999.
     (b)  Effective May 18, 1998, Class C was renamed Class E.

                                               Notes to Financial Statements 242

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                     SHARES                                DOLLARS (000)
                                                      ------------------------------------     ------------------------------------
REAL ESTATE SECURITIES                                   2000         1999         1998           2000         1999          1998
   CLASS C (a)                                       ----------   ----------    ----------     ---------    ---------    ----------
   Proceeds from shares sold                             64,749       84,921            --     $   1,594    $   2,034    $       --
   Proceeds from reinvestment of distributions            3,034        2,678            --            76           59            --
   Payments for shares redeemed                         (14,954)      (9,550)           --          (367)        (227)           --
                                                     ----------   ----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                               52,829       78,049            --         1,303        1,866            --
                                                     ----------   ----------    ----------     ---------    ---------    ----------
   CLASS E (b)
   Proceeds from shares sold                            142,796      378,070        28,391         3,584        9,451           715
   Proceeds from reinvestment of distributions            9,694       13,837           375           243          312             9
   Payments for shares redeemed                        (117,101)    (113,177)       (6,530)       (2,906)      (2,588)         (183)

                                                     ----------   ----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                               35,389      278,730        22,236           921        7,175           541
                                                     ----------   ----------    ----------     ---------    ---------    ----------
   CLASS S
   Proceeds from shares sold                          6,443,988   10,307,873     9,286,206       156,960      247,786       254,637
   Proceeds from reinvestment of distributions          687,466    1,500,692     1,114,356        17,315       34,444        30,226
   Payments for shares redeemed                      (7,381,200)  (9,610,223)   (6,759,461)     (183,340)    (227,746)     (178,741)

                                                     ----------   ----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                             (249,746)   2,198,342     3,641,101        (9,065)      54,484       106,122
                                                     ----------   ----------    ----------     ---------    ---------    ----------
   Total increase (decrease)                           (161,528)   2,555,121     3,663,337     $  (6,841)   $  63,525    $  106,663
                                                     ----------   ----------    ----------     ---------    ---------    ----------

SHORT-TERM BOND
   CLASS C (a)
   Proceeds from shares sold                             22,477      104,488            --     $     408       $1,907    $       --
   Proceeds from reinvestment of distributions            1,599        1,225            --            29           22            --
   Payments for shares redeemed                         (31,409)     (61,555)                       (571)      (1,119)           --
                                                     ----------  -----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                               (7,333)      44,158            --          (134)         810            --
                                                     ----------  -----------    ----------     ---------    ---------    ----------
   Class E (c)
   Proceeds from shares sold                            116,497      550,310            --         2,122       10,084            --
   Proceeds from reinvestment of distributions           22,134       14,963            --           401          271            --
   Payments for shares redeemed                         (76,745)     (84,513)           --        (1,395)      (1,538)           --
                                                     ----------  -----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                               61,886      480,760            --         1,128        8,817            --
                                                     ----------  -----------    ----------     ---------    ---------    ----------
   CLASS S
   Proceeds from shares sold                          6,650,792   12,497,701     6,088,176       120,544      229,357       112,707
   Shares issued in connection with acquisition
      of Volatility Constrained Bond Fund                    --    8,934,738            --            --      163,684            --
   Proceeds from reinvestment of distributions          866,714    1,023,507       604,269        15,671       18,557        11,141
   Payments for shares redeemed                      (9,120,589) (11,748,485)   (5,088,094)     (165,693)    (214,600)      (94,296)

                                                     ----------  -----------    ----------     ---------    ---------    ----------
   Net increase (decrease)                           (1,603,083)  10,707,461     1,604,351      (29,478)      196,998        29,552
                                                     ----------   ----------    ----------     ---------    ---------    ----------
   Total increase (decrease)                         (1,548,530)   11,232,379    1,604,351     $ (28,484)   $ 206,625    $   29,552
                                                     ----------   ----------    ----------     ---------    ---------    ----------

     (a) Share transactions for Class C are for the period January 27, 1999 (commencement of sale of shares) to December 31, 1999.
     (b)  Effective May 18, 1998, Class C was renamed Class E.
     (c) Share transactions for Class E are for the period September 22, 1998 (commencement of sale) to December 31, 1998.

243 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                    SHARES                                DOLLARS (000)
                                                    --------------------------------------   --------------------------------------
DIVERSIFIED BOND                                        2000         1999         1998          2000          1999         1998
   CLASS C (a)                                      -----------  -----------   -----------   -----------  -----------   -----------
   Proceeds from shares sold                            153,720      229,269            --   $     3,446  $     5,279   $        --
   Proceeds from reinvestment of distributions            9,351        4,803            --           209          109            --
   Payments for shares redeemed                         (50,119)     (24,874)           --        (1,116)        (564)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                              112,952      209,198            --         2,539        4,824            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS E (b)
   Proceeds from shares sold                            108,553      143,481       155,188         2,439        3,337         3,757
   Proceeds from reinvestment of distributions            7,766        9,869         6,059           174          226           146
   Payments for shares redeemed                         (38,548)    (186,265)      (67,274)         (863)      (4,229)       (1,615)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                               77,771      (32,915)       93,973         1,750         (666)        2,288
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS S
   Proceeds from shares sold                          8,152,464   15,223,893    15,009,859       178,255      346,136       355,143
   Proceeds from reinvestment of distributions          900,230    1,396,770     1,508,462        19,707       31,387        35,660
   Payments for shares redeemed                     (12,206,800) (15,825,030)  (11,474,358)     (267,427)    (356,343)     (272,067)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                           (3,154,106)     795,633     5,043,963       (69,465)      21,180       118,736
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Total increase (decrease)                         (2,963,383)     971,916     5,137,936   $   (65,176) $    25,338   $   121,024
                                                    ===========  ===========   ===========   ===========  ===========   ===========
MULTISTRATEGY BOND
   CLASS C (c)
   Proceeds from shares sold                            520,921      775,114            --   $     4,950  $     7,565   $        --
   Proceeds from reinvestment of distributions           36,812       14,479            --           350          139            --
   Payments for shares redeemed                        (128,260)     (85,733)           --        (1,214)        (826)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                              429,473      703,860            --         4,086        6,878            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS E (d)
   Proceeds from shares sold                            344,280      198,146       253,909         3,287        1,968         2,611
   Proceeds from reinvestment of distributions           19,789       17,908         8,900           188          174            90
   Payments for shares redeemed                         (63,444)    (131,598)       (4,393)         (602)      (1,294)          (45)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                              300,625       84,456       258,416         2,873          848         2,656
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS S
   Proceeds from shares sold                         17,206,474   23,568,739    22,246,273       162,990      231,504       228,942
   Proceeds from reinvestment of distributions        2,083,567    2,582,271     3,444,172        19,762       25,159        35,248
   Payments for shares redeemed                     (16,462,730) (21,484,524)  (14,104,977)     (156,218)    (210,088)     (145,116)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Net increase (decrease)                            2,827,311    4,666,486    11,585,468        26,534       46,575       119,074
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   Total increase (decrease)                          3,557,409    5,454,802    11,843,884   $    33,493  $    54,301   $   121,730
                                                    ===========  ===========   ===========   ===========  ===========   ===========

     (a) Share transactions for Class C are for the period January 27, 1999 (commencement of sales) to December 31, 1999.
     (b)  Effective May 18, 1998, Class C was renamed Class E.
     (c) Share transactions for Class C are for the period March 3, 1999 (commencement of sales) to December 31, 1999.
     (d) Share transactions for Class E are for the period February 18, 1999 (commencement of sales) to December 31, 1999.

                                               Notes to Financial Statements 244

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                  SHARES                                DOLLARS (000)
                                                    ---------------------------------------  --------------------------------------
TAX MANAGED LARGE CAP                                   2000         1999          1998          2000         1999          1998
   CLASS C (a)                                      -----------  -----------   -----------   -----------  -----------   -----------
    Proceeds from shares sold                           312,797       16,790            --   $     6,423  $       350   $        --
    Proceeds from reinvestment of distributions              15           54            --             1            1            --
    Payments for shares redeemed                         (8,434)      (2,291)           --          (182)         (48)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                             304,378       14,553            --         6,242          303            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS S
    Proceeds from shares sold                         9,157,756   12,066,862    10,018,318   $   189,727  $   237,975   $   157,138
    Proceeds from reinvestment of distributions           6,754      121,536        66,849           131        2,510         1,142
    Payments for shares redeemed                     (3,579,786)  (2,179,216)   (1,253,400)      (73,799)     (43,064)      (19,677)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                           5,584,724   10,009,182     8,831,767       116,059      197,421       138,603
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Total increase (decrease)                         5,889,102   10,023,735     8,831,767   $   122,301  $   197,724   $   138,603
                                                    ===========  ===========   ===========   ===========  ===========   ===========
TAX MANAGED SMALL CAP
   CLASS C (a)
    Proceeds from shares sold                           228,528       23,465            --         2,584          240            --
    Proceeds from reinvestment of distributions              43           --            --            --           --            --
    Payments for shares redeemed                        (31,322)      (2,761)           --          (352)         (29)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                             197,249       20,704            --         2,232          211            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS S (a)
    Proceeds from shares sold                         7,159,888    2,756,585            --        81,153       27,852            --
    Proceeds from reinvestment of distributions           2,801           --            --            32           --            --
    Payments for shares redeemed                       (400,912)     (48,728)           --        (4,519)        (488)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                           6,761,777    2,707,857            --        76,666       27,364            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Total increase (decrease)                         6,959,026    2,728,561            --   $    78,898  $    27,575   $        --
                                                    ===========  ===========   ===========   ===========  ===========   ===========
TAX EXEMPT BOND
   CLASS C (b)
    Proceeds from shares sold                            22,332       34,719            --   $       457  $       722   $        --
    Proceeds from reinvestment of distributions             740          320            --            16            7            --
    Payments for shares redeemed                         (8,822)     (11,856)           --          (181)        (243)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                              14,250       23,183            --           292          486            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS E (c)
    Proceeds from shares sold                            64,102      292,005            --         1,309        6,103            --
    Proceeds from reinvestment of distributions             700          626            --            15           13            --
    Payments for shares redeemed                        (39,101)    (153,223)           --          (806)      (3,153)           --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                              25,701      139,408            --           518        2,963            --
                                                    -----------  -----------   -----------   -----------  -----------   -----------
   CLASS S
    Proceeds from shares sold                         3,231,422    4,520,673     3,941,290        66,192       95,714        83,966
    Proceeds from reinvestment of distributions         169,294      211,531       140,598         3,473        4,417         2,994
    Payments for shares redeemed                     (3,279,140)  (4,689,527)   (1,973,744)      (67,442)     (98,546)      (42,054)

                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Net increase (decrease)                             121,576       42,677     2,108,144         2,223        1,585        44,906
                                                    -----------  -----------   -----------   -----------  -----------   -----------
    Total increase (decrease)                           161,527      205,268     2,108,144   $     3,033  $     5,034   $    44,906
                                                    ===========  ===========   ===========   ===========  ===========   ===========

     (a) Share transactions are for the period December 1, 1999 (commencement of sales) to December 31, 1999.
     (b) Share transactions for Class C are for the period January 27, 1999 (commencement of sales) to December 31, 1999.
     (c) Share transactions for Class E are for the period September 11, 1998 (commencement of sales) to December 31, 1998.

245 Notes to Financial Statements

FRANK RUSSELL INVESMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

6.  LINE OF CREDIT
    The Investment Company and several affiliated Funds (the "Participants") share in a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .10% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually (Federal Fund Rate plus 1.75% prior to and including February 27, 2000), is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 10 percent of the value of their net assets under the agreement. The agreement will expire December 30, 2000. The Fund did not have any drawdowns for the ten months ended October 31, 2000 of the year ended December 31, 1999.

7.  DIVIDENDS
    On November 1, 2000 and December 1, 2000, the Fund's declared the following dividends from net investment income payable on November 6, 2000 and December 6, 2000, to shareholders of record on November 2, 2000 and December 4, 2000, respectively.

                                      NOVEMBER 2000                                                DECEMBER 2000
                                      -------------                                                -------------

Diversified Bond - Class C            $      0.1208           Diversified Bond - Class C           $      0.0975
Diversified Bond - Class E                   0.1353           Diversified Bond - Class E                  0.1109
Diversified Bond - Class S                   0.1405           Diversified Bond - Class S                  0.1154
Multistrategy Bond - Class C                 0.0528           Multistrategy Bond - Class C                0.0427
Multistrategy Bond - Class E                 0.0596           Multistrategy Bond - Class E                0.0484
Multistrategy Bond - Class S                 0.0617           Multistrategy Bond - Class S                0.0504
Tax Exempt Bond - Class C                    0.0673           Tax Exempt Bond - Class C                   0.0603
Tax Exempt Bond - Class E                    0.0812           Tax Exempt Bond - Class E                   0.0702
Tax Exempt Bond - Class S                    0.0867           Tax Exempt Bond - Class S                   0.0745


    On December 7, 2000, the Fund's declared the following dividends from net investment income payable on December 12, 2000 to shareholders of record on December 8, 2000.

                                      DECEMBER 2000
                                      -------------
Diversified Bond - Class C            $      0.0962
Diversified Bond - Class E                   0.1109
Diversified Bond - Class S                   0.1155
Multistrategy Bond - Class C                 0.0456
Multistrategy Bond - Class E                 0.0517
Multistrategy Bond - Class S                 0.0536
Tax Exempt Bond - Class C                    0.0623
Tax Exempt Bond - Class E                    0.0749
Tax Exempt Bond - Class S                    0.0793
Short Term Bond - Class C                    0.2479
Short Term Bond - Class E                    0.2889
Short Term Bond - Class S                    0.3008

                                               Notes to Financial Statements 246

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


8.  BENEFICIAL INTEREST
    As of October 31, 2000, the following Funds had one or more shareholders with shares of beneficial interest greater than 10% of the total outstanding shares of each respective Fund:

                                                       %             %              %             %
                                                  ----------     ---------      ---------     --------

Diversified Equity - Class C                            26.4
Diversified Equity - Class E                            23.8            --             --           --
Special Growth - Class C                                25.2            --             --           --
Equity Income - Class C                                 21.2            --             --           --
Equity Income - Class E                                 23.6          11.9             --           --
Quantitative Equity Class C                             26.0            --             --           --
Quantitative Equity Class E                             11.3            --             --           --
International Securities - Class C                      33.0            --             --           --
International Securities - Class E                      13.4            --             --           --
Emerging Markets - Class C                              36.6            --             --           --
Emerging Markets - Class E                              14.2          11.0             --           --
Emerging Markets - Class S                              10.2            --             --           --
Real Estate Securities - Class C                        39.5            --             --           --
Real Estate Securities - Class E                        13.8            --             --           --
Real Estate Securities - Class S                        16.4            --             --           --
Short Term Bond - Class E                               36.6            --             --           --
Short Term Bond - Class S                               14.9            --             --           --
Diversified Bond - Class C                              56.7            --             --           --
Diversified Bond - Class E                              16.5            --             --           --
Diversified Bond - Class S                              14.8          14.1             --           --
Multistrategy Bond - Class C                            43.2            --             --           --
Multistrategy Bond - Class S                            11.6            --             --           --
Tax-Managed Large Cap - Class C                         12.4            --             --           --
Tax-Managed Large Cap - Class S                         18.7          16.5             --           --
Tax-Managed Small Cap - Class C                         10.1            --             --           --
Tax-Managed Small Cap - Class S                         27.9            --             --           --
Tax Exempt Bond - Class C                               28.7          16.1           13.4         11.8
Tax Exempt Bond - Class E                               16.5          10.8             --           --
Tax Exempt Bond - Class S                               32.8            --             --           --


247 Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Emerging Markets, Real Estate Securities, Short Term Bond, Diversified Bond, Multistrategy Bond, Tax Exempt Bond, Tax-Managed Large Cap, and Tax-Managed Small Cap (the "Funds")) at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


Seattle, Washington
December 15, 2000


                                           Report of Independent Accountants 248

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

TAX INFORMATION

October 31, 2000 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2000:
                                  TOTAL LONG-TERM
                                   CAPITAL GAINS
                                  ---------------
Diversified Equity                $    19,768,272
Special Growth                          3,590,059
Equity Income                             873,690
Quantitative Equity                    19,727,054
International Securities               14,340,978

Of the dividends paid by the Tax Exempt Bond Fund from the net investment income for the taxable year ended October 31, 2000, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax advisor for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Securities Fund paid foreign taxes of $621,631 and $2,283,539, and recognized $3,966,698 and $21,937,414 of foreign source income, respectively, during the taxable year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Fund designates $.0156 and $.1339 per share of foreign taxes paid and $.0998 and $1.2862 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2000.

249 Tax Information

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001


TRUSTEES
  Lynn L. Anderson, Chairman
  Paul E. Anderson
  Paul Anton, PhD
  William E. Baxter
  Kristianne Blake
  Lee C. Gingrich
  Eleanor W. Palmer
  Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
  George F. Russell, Jr.

OFFICERS
  Lynn L. Anderson, Chairman of the Board and President
  Peter Apanovitch, Manager of Short Term Investment Funds
  Mark E. Swanson, Treasurer and Chief Accounting Officer
  Randall P. Lert, Director of Investments
  Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, WA 98402

CONSULTANT
  Frank Russell Company
  909 A Street
  Tacoma, WA 98402

CUSTODIAN
  State Street Bank and Trust Company
  Allan Forbes Building
  150 Newport Avenue AFB35
  North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
  909 A Street
  Tacoma, WA 98402
  (800) RUSSEL4
  (800) 787-7354

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  2600 One Commerce Square
  Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP
  1001 4th Avenue Plaza
  Suite 4200
  Seattle, WA 98154

DISTRIBUTOR
  Russell Fund Distributors, Inc.
  909 A Street
  Tacoma, WA 98402

MONEY MANAGERS
DIVERSIFIED EQUITY FUND
  Alliance Capital Management L.P., Minneapolis, MN
  Barclays Global Investors, San Francisco, CA
  Equinox Capital Management, LLC, New York, NY
  Jacobs Levy Equity Management, Inc., Roseland, NJ
  Marsico Capital Management, LLC, Denver, CO
  Peachtree Asset Management, Atlanta, GA
  Sanford C. Bernstein & Co., Inc., New York, NY
  Strong Capital Management, Inc. Menomonee Falls, WI
  Suffolk Capital Management, Inc., New York, NY
  Turner Investment Partners, Inc., Berwyn, PA
  Westpeak Investment Advisors, L.P., Boulder, CO

SPECIAL GROWTH FUND
  CapitalWorks Investment Partners, LLC, San Diego, CA
  David J. Greene and Company, LLC, New York, NY
  Delphi Management, Inc., Boston, MA
  GlobeFlex Capital, L.P., San Diego, CA
  Jacobs Levy Equity Management, Inc., Roseland, NJ
  Sirach Capital Management, Inc., Seattle, WA
  TimesSquare Capital Management, Inc., New York, NY
  Westpeak Investment Advisors, L.P., Boulder, CO

EQUITY INCOME FUND
  Barclays Global Fund Advisors, San Francisco, CA
  Equinox Capital Management, LLC, New York, NY
  Westpeak Investment Advisors, L.P., Boulder, CO

QUANTITATIVE EQUITY FUND
  Barclays Global Investors, San Francisco, CA
  Franklin Portfolio Associates, LLC, Boston, MA
  Jacobs Levy Equity Management, Inc., Roseland, NJ
  J.P. Morgan Investment Management, Inc., New York, NY

INTERNATIONAL SECURITIES FUND
  Delaware International Advisers Ltd., London, England
  Driehaus Capital Management, Inc., Chicago, IL
  Fidelity Management Trust Company, Boston, MA
  J.P. Morgan Investment Management, Inc., New York, NY
  Marvin & Palmer Associates, Inc., Wilmington, DE
  Mastholm Asset Management, LLC, Bellevue, WA
  Montgomery Asset Management, LLC, San Francisco, CA
  Oechsle International Advisors, LLC, Boston, MA
  Sanford C. Bernstein & Co., Inc., New York, NY
  The Boston Company Asset Management, Inc., Boston, MA

EMERGING MARKETS FUND
  Foreign & Colonial Emerging Markets Limited, London, England
  Genesis Asset Managers Limited, London, England
  Nicholas Applegate Capital Management, San Diego, CA
  Sanford C. Bernstein & Co., Inc., New York, NY
  Schroder Investment Management North America Limited,
     New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers 250

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800)832-6688
In Washington (253)627-7001

REAL ESTATE SECURITIES FUND
  AEW Capital Management, L.P., Boston, MA
  Cohen & Steers Capital Management, Inc., New York, NY
  Security Capital Global Capital Management Group, Inc., Chicago, IL

SHORT TERM BOND FUND
  BlackRock Financial Management, Inc., New York, NY
  Standish, Ayer & Wood, Inc., Boston, MA
  STW Fixed Income Management California, Santa Barbara, CA

DIVERSIFIED BOND FUND
  Lincoln Capital Management Company, Chicago, IL
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

MULTISTRATEGY BOND FUND
  Lazard Asset Management, New York, NY
  Miller Anderson & Sherrerd, West Conshohocken, PA
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

TAX EXEMPT BOND FUND
  MFS Institutional Advisors, Inc., Boston, MA
  Standish, Ayer & Wood, Inc., Boston, MA

TAX-MANAGED LARGE CAP FUND
  J.P. Morgan Investment Management, Inc. New York, NY

TAX-MANAGED SMALL CAP FUND
  Geewax, Terker & Co., Phoenixville, PA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

251 Manager, Money Managers and Service Providers

[LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax:253-591-3495

www.russell.com                                                 36-08-019 (1000)

-------------------
INSTITUTIONAL FUNDS
-------------------

                                                FRANK RUSSELL INVESTMENT COMPANY

2000 Annual Report

CLASS E, I, AND Y SHARES

EQUITY I FUND
EQUITY II FUND
EQUITY III FUND
EQUITY Q FUND
INTERNATIONAL FUND
FIXED INCOME I FUND
FIXED INCOME III FUND

CLASS C, E, AND S SHARES

EMERGING MARKETS FUND
REAL ESTATE SECURITIES FUND
SHORT TERM BOND FUND

OCTOBER 31, 2000

                                      [LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

                      FRANK RUSSELL INVESTMENT COMPANY

                      Frank Russell Investment Company
                      is a "series mutual fund" with 29
                      different investment portfolios.
                      These financial statements report
                      on ten Funds, each of which has
                      distinct investment objectives and
                      strategies.


                      FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

                      Responsible for overall management
                      and administration of the Funds.


                      FRANK RUSSELL COMPANY

                      Consultant to Frank Russell
                      Investment Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY

                              INSTITUTIONAL FUNDS

                                 ANNUAL REPORT

                                OCTOBER 31, 2000

                               TABLE OF CONTENTS
                                                                   Page

        Letter to Our Clients ..................................     2

        Equity I Fund ..........................................     3

        Equity II Fund .........................................    21

        Equity III Fund ........................................    41

        Equity Q Fund ..........................................    55

        International Fund .....................................    71

        Fixed Income I Fund ....................................    93

        Fixed Income III Fund ..................................   115

        Emerging Markets Fund ..................................   143

        Real Estate Securities Fund ............................   161

        Short Term Bond Fund ...................................   171

        Notes to Financial Statements ..........................   185

        Report of Independent Accounts .........................   199

        Tax Information ........................................   200

        Manager, Money Managers and Service Providers ..........   201


FRANK RUSSELL INVESTMENT COMPANY - INSTITUTIONAL FUNDS
Copyright (C) Frank Russell Company 2000. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% off average managed assets will reduce a 10.0% Semiannual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



We are pleased to present the Frank Russell Investment Company 2000 Annual Report. This report covers information on ten of the Funds and represents our nineteenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 2000, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1999 we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. Class Y shares of the Institutional Funds were opened for investment, and the LifePoints/(R)/ Funds added Class S shares during 2000. Additionally, the Tax-Managed Global Equity Fund was opened for investment in January 2000, providing a diversified asset-allocated product to compliment the existing tax-managed Russell funds.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 2001 and continuing to earn your support.

Sincerely,

/s/ Lynn L. Anderson

Lynn L. Anderson.
Chairman of the Board
Frank Russell Investment Company

EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide income and capital growth by investing principally in equity securities.

INVESTS IN: Primarily US equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of eleven managers with three separate and distinct investment styles.

                                   [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      Dates            Equity I - Class I++        Russell 1000(R)**
    Inception*              $ 10,000                   $ 10,000
       1991                 $ 13,524                   $ 13,659
       1992                 $ 14,785                   $ 15,127
       1993                 $ 17,368                   $ 17,515
       1994                 $ 18,117                   $ 18,058
       1995                 $ 22,667                   $ 22,935
       1996                 $ 27,935                   $ 28,192
       1997                 $ 37,411                   $ 37,168
       1998                 $ 43,392                   $ 44,495
       1999                 $ 53,736                   $ 55,878
       2000                 $ 55,961                   $ 60,939
                            --------                   --------

      Total                 $314,897                   $323,966
                            ========                   ========

                        Yearly periods ended October 31

EQUITY I FUND - CLASS I                           EQUITY I FUND - CLASS Y ++++++
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------    ----------           -------------   ---------    ----------
1 Year           $10,414       4.14%                1 Year         $10,420       4.20%
5 Years          $24,688      19.79%(S)             5 Years        $24,701      19.80%(S)
10 Years         $55,961      18.78%(S)             10 Years       $55,991      18.78%(S)

EQUITY I FUND - CLASS E++++                       RUSSELL 1000/(R)/ INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------    ----------           -------------   ---------    ----------
1 Year           $10,391       3.91%                1 Year         $10,906       9.06%
5 Years          $24,597      19.70%(S)             5 Years        $26,571      21.59%(S)
10 Years         $55,755      18.73%(S)             10 Years       $60,939      19.81%(S)

3 Equity I Fund

EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Equity I Fund Class I, Class E and Class Y shares lost 3.80%, 4.02% and 3.75%, respectively. This compared to a gain of 0.28% for the Russell 1000/(R)/ Index.

The Fund's performance reflected the impact of both general stock market transitions and Fund-specific manager changes implemented during the period. During the first quarter of the year, active managers faced challenges from a narrowly focused stock market that emphasized technology stocks at the expense of most other sectors. During the last six months of the period, the market trends reversed, ending with a value bias and a decidedly unfavorable climate for technology. This reversal coupled with the Fund's new manager lineup, helped produce solid late-period results.

PORTFOLIO HIGHLIGHTS
In a period that was highlighted by significant market volatility and sharp switches in style and sector leadership, the Fund's structure was enhanced in keeping with a changing market and index environment. After careful analysis, in March 2000 the Fund's manager lineup was modified. Strong Capital Management, a growth-stock manager with a mid-cap bias, and Turner Investment Partners, a concentrated, large-cap growth manager were added to the Fund. Lincoln Capital Management Company, a growth manager, and Trinity Investment Management Corp., a value manager were terminated. At the same time, Barclays' assignment was modified to focus more narrowly on value and eliminate midcap exposure, which had become redundant under the new manager lineup. The Fund's manager structure now includes a broader cap exposure on the growth side and a more diversified value strategy.

The Fund trailed its benchmark during the first quarter as it felt the impact of transition costs related to hiring the new managers. This effect on Fund results also drove down performance through much of the remaining period. The last several months of the period, however, provided a positive validation of the changes implemented earlier in the year. Within the volatile Technology sector, the Fund successfully de-emphasized personal computer and semiconductor stocks such as Dell, Intel and Microsoft, while emphasizing rapidly growing Internet infrastructure and fiber optics companies, such as Juniper, I2, and Integrated Device Technology.

During the last three months of the period, the Fund's new manager lineup also captured significant opportunity in both growth and value styles during the stock market's unexpected switch from growth to value stocks. The Fund's late-period positive performance reflected the potential benefits of broader cap exposure in growth and a more diversified value strategy.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                         October 31, 2000

General Electric Co.                                                3.8%
Cisco Systems, Inc.                                                 2.6
Citigroup, Inc.                                                     2.5
Exxon Mobil Corp.                                                   1.9
Pfizer, Inc.                                                        1.8
EMC Corp.                                                           1.6
Merck & Co., Inc.                                                   1.5
American International Group, Inc.                                  1.5
Sun Microsystems, Inc.                                              1.4
SBC Communications, Inc.                                            1.4

PORTFOLIO CHARACTERISTICS
                                                            October 31, 2000

Current P/E Ratio                                                   23.7x
Portfolio Price/Book Ratio                                          4.71x
Market Capitalization - $-Weighted Average                     109.65 Bil
Number of Holdings                                                    698


MONEY MANAGERS                                                      STYLE

Alliance Capital Management L.P.                           Growth
Barclays Global Fund Advisors                              Market-Oriented
Equinox Capital Management, Inc.                           Value
Jacobs Levy Equity Management, Inc.                        Market-Oriented
Marsico Capital Management, LLC                            Growth
Peachtree Asset Management                                 Market-Oriented
Sanford C. Bernstein & Co., Inc.                           Value
Strong Capital Management, Inc.                            Growth
Suffolk Capital Management, Inc.                           Market-Oriented
Turner Investment Partners, Inc.                           Growth
Westpeak Investment Advisors, LP                           Market-Oriented


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Equity I Fund Class I assumes initial investment on November 1, 1990.

** Russell 1000/(R)/ Index includes the 1,000 largest companies in the Russell 3000/(R)/ Index, the smallest of which is valued at about $1.6 billion. The Russell 1000/(R)/ Index represents the universe of stocks from which most active money managers typically select. The Russell 1000/(R)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Equity I Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Equity I Fund Class I performance has been linked with Class Y to provide historical perspective.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                 Equity I Fund 4

EQUITY I FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

COMMON STOCKS - 95.6%
AUTO AND TRANSPORTATION - 1.8%
Airborne Freight Corp.                                     1,000            10
AMR Corp. (a)                                             21,300           698
ArvinMeritor, Inc.                                         9,125           153
AutoNation, Inc. (a)                                      38,500           260
AutoZone, Inc. (a)                                        14,900           400
Bandag, Inc.                                               1,700            61
Burlington Northern, Inc.                                 48,870         1,298
CNF Transportation, Inc.                                     600            16
Continental Airlines, Inc. Class B (a)                    39,400         2,069
Cooper Tire & Rubber Co.                                   9,400           103
Delphi Automotive Systems Corp.                           23,217           364
Delta Air Lines, Inc.                                     72,600         3,430
Eaton Corp.                                                4,800           327
Expeditors International of
 Washington, Inc.                                          1,000            52
FedEx Corp. (a)                                           16,000           750
Ford Motor Co.                                           172,382         4,503
GATX Corp.                                                 2,200            93
General Motors Corp.                                      64,360         3,998
Genuine Parts Co.                                          5,410           115
Harley-Davidson, Inc.                                     13,900           670
Hertz Corp. Class A                                        2,200            72
Hunt (JB) Transportation
 Services, Inc.                                            7,300            95
KLM Royal Dutch Airlines (a)                              57,700         1,046
Lear Corp. (a)                                            54,900         1,496
Northwest Airlines Corp. Class A (a)                      53,300         1,512
Ryder System, Inc.                                        13,900           275
Southwest Airlines Co.                                     2,300            66
Swift Transportation Co., Inc. (a)                         1,300            18
Trinity Industries, Inc.                                     700            17
TRW, Inc.                                                  2,400           101
UAL Corp.                                                 62,730         2,380
Union Pacific Corp.                                       28,020         1,312
Visteon Corp.                                              6,159           108
                                                                    ----------
                                                                        27,868
                                                                    ----------

CONSUMER DISCRETIONARY - 9.1%
Abercrombie & Fitch Co. Class A (a)                          100             2
AC Nielsen Corp. (a)                                       8,100           194
Advo Systems, Inc. (a)                                     3,300           121
AT&T Corp. - Liberty Media Group
 Class A (a)                                             467,867         8,422
Avon Products, Inc.                                        5,300           257
Banta Corp.                                                5,100           118
Bed Bath & Beyond, Inc. (a)                               45,600         1,174
Best Buy Co. (a)                                           7,200           361
BJ's Wholesale Club, Inc. (a)                              2,000            66
Black & Decker Corp.                                      34,300         1,291
Brinker International, Inc. (a)                            8,900           349
Brunswick Corp.                                           18,700           363
Callaway Golf Co.                                          3,300            53
Carnival Corp.                                               300             7
Catalina Marketing Corp. (a)                               2,700           106
CBRL Group, Inc.                                           3,800            68
Cendant Corp. (a)                                         53,100           637
Circuit City Stores - Circuit
 City Group                                                5,100            68
Clear Channel
 Communications, Inc. (a)                                 76,806         4,613
Convergys Corp. (a)                                        9,700           423
Costco Wholesale Corp. (a)                                97,538         3,572
Darden Restaurants, Inc.                                  27,000           608
Diamond Technology
 Partners, Inc. (a)                                          800            36
Disney (Walt) Co.                                        281,647        10,086
Dollar Tree Stores, Inc. (a)                              26,200         1,023
Donnelley (R.R.) & Sons Co.                               24,800           533
Eastman Kodak Co.                                         17,800           799
EchoStar Communications Corp.
 Class A (a)                                               1,600            72
Energizer Holdings, Inc. (a)                              10,533           208
Federated Department Stores, Inc. (a)                     24,600           801
Fluor Corp.                                                6,300           221
Fortune Brands, Inc.                                       8,400           247
Four Seasons Hotels, Inc.                                 37,673         2,750
Gannett Co., Inc.                                         29,009         1,683
Gap, Inc.                                                  7,900           204
Harcourt General, Inc.                                     4,200           235
Harrah's Entertainment, Inc. (a)                          14,500           415
Hasbro, Inc.                                               5,200            56
Home Depot, Inc. (The)                                   284,808        12,247
Infinity Broadcasting Corp.
 Class A (a)                                              13,800           459
Interpublic Group Cos., Inc.                               5,400           232
JC Penney & Co., Inc.                                      2,400            28
Kelly Services, Inc. Class A                                 800            18
Kimberly-Clark Corp.                                      68,400         4,514
Kmart Corp. (a)                                           48,100           286
Knight-Ridder, Inc.                                        9,930           499
Kohl's Corp. (a)                                         218,760        11,854
Lancaster Colony Corp.                                     1,300            31
Learning Tree International, Inc. (a)                      1,900            86
Limited, Inc. (The)                                       37,900           957
Linens 'N Things, Inc. (a)                                70,600         2,171
Liz Claiborne, Inc.                                        9,100           387
Lowe's Cos., Inc.                                         52,240         2,387
May Department Stores Co.                                 36,400           956
Maytag Corp.                                               1,500            43
McDonald's Corp.                                          45,500         1,411

5 Equity I Fund

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

McGraw-Hill, Inc.                                          8,600           552
MGM Grand, Inc.                                            6,500           225
Neiman Marcus Group, Inc. (The)
 Class A (a)                                               2,100            78
New York Times Co. Class A                               114,500         4,208
Newell Rubbermaid, Inc.                                    8,000           154
NIKE, Inc. Class B                                         2,300            92
NTL, Inc. (a)                                              5,600           246
Office Depot, Inc. (a)                                     5,517            46
Omnicom Group, Inc.                                       24,356         2,247
PanAmSat Corp. (a)                                         1,300            43
Park Place Entertainment Corp. (a)                        36,000           459
Payless ShoeSource, Inc. (a)                               3,700           214
Penton Media, Inc.                                         2,300            70
Pier 1 Imports, Inc.                                      15,400           204
Pittston Brink's Group                                     5,700            90
Plantronics, Inc. (a)                                      6,300           287
Reebok International, Ltd. (a)                             1,400            30
Robert Half International, Inc. (a)                       48,700         1,485
Russell Corp.                                                800            13
Sabre Holdings, Corp.                                      7,800           261
Safeguard Scientifics, Inc. (a)                            4,200            65
Saks, Inc. (a)                                             6,300            64
Sears Roebuck & Co.                                       53,326         1,585
Shaw Industries, Inc.                                      6,900           128
Sirius Satellite Radio, Inc. (a)                           1,100            55
Stanley Works (The)                                        9,600           256
Starbucks Corp. (a)                                          700            31
Starwood Hotels & Resorts
 Worldwide, Inc.                                           4,500           133
Target Corp.                                              38,490         1,063
Tiffany & Co.                                             85,450         3,648
Time Warner, Inc.                                         88,900         6,748
TJX Cos., Inc.                                             1,000            27
Toys "R" Us, Inc. (a)                                     17,800           306
Tribune Co.                                               48,200         1,786
Tricon Global Restaurants, Inc. (a)                        2,500            75
Tupperware Corp.                                           7,500           128
United Stationers, Inc. (a)                                3,700           111
UnitedGlobalCom, Inc. Class A (a)                          1,700            54
Univision Communications, Inc.
 Class A (a)                                                 400            15
USA Networks, Inc. (a)                                   220,300         4,447
V.F. Corp.                                                 1,000            27
Venator Group, Inc. (a)                                    4,600            65
Viacom, Inc. Class B (a)                                 206,556        11,748
Viad Corp.                                                 1,800            38
Wal-Mart Stores, Inc.                                    283,924        12,883
Wallace Computer Services, Inc.                            8,400           122
Wendy's International, Inc.                               16,465           358
Westwood One, Inc. (a)                                     3,700            70
Whirlpool Corp.                                            9,400           409
Zale Corp. (a)                                            46,910         1,590
                                                                    ----------
                                                                       139,847
                                                                    ----------

CONSUMER STAPLES - 4.7%
Albertson's, Inc.                                         13,383           317
Anheuser-Busch Cos., Inc.                                184,736         8,452
Campbell Soup Co.                                          2,600            76
Clorox Co. (The)                                          60,000         2,678
Coca-Cola Co. (The)                                       46,617         2,815
Coca-Cola Enterprises, Inc.                                  300             6
Colgate-Palmolive Co.                                     56,100         3,296
ConAgra, Inc.                                             40,020           855
Coors (Adolph) Co. Class B                                 3,600           229
Delhaize America, Inc.                                     8,112           138
Dreyers Grand Ice Cream, Inc.                                800            20
General Mills, Inc.                                        5,400           225
Gillette Co. (The)                                         9,100           317
Heinz (H.J.) Co.                                          79,380         3,329
IBP, Inc.                                                 17,900           368
Interstate Bakeries Corp.                                  8,800           123
Keebler Foods Co.                                          5,800           235
Kroger Co. (The) (a)                                     108,200         2,441
McCormick & Co., Inc.                                     11,400           361
Nabisco Group Holdings Corp.                              11,700           338
Nabisco Holdings Corp. Class A                             2,100           114
Pepsi Bottling Group, Inc. (The)                          52,441         1,816
PepsiCo, Inc.                                            233,100        11,291
Philip Morris Cos., Inc.                                 216,821         7,941
Procter & Gamble Co.                                     121,449         8,676
Quaker Oats Co. (The)                                     20,000         1,631
R.J. Reynolds Tobacco Holdings, Inc.                      24,900           890
Ralston-Purina Group                                      35,500           861
Safeway, Inc. (a)                                         66,021         3,611
Sara Lee Corp.                                            17,913           386
Smithfield Foods, Inc. (a)                                 4,100           118
SuperValu, Inc.                                           13,100           201
SYSCO Corp.                                               38,000         1,983
Tyson Foods, Inc. Class A                                 11,500           129
Walgreen Co.                                             101,700         4,640
Winn-Dixie Stores, Inc.                                   20,500           395
Wrigley (Wm.), Jr. Co.                                     5,100           403
                                                                    ----------
                                                                        71,705
                                                                    ----------

FINANCIAL SERVICES - 18.2%
Aetna, Inc.                                               13,900           804
Affiliated Managers Group, Inc. (a)                        3,500           210
AFLAC, Inc.                                               26,700         1,951
Allmerica Financial Corp.                                  1,500            95
Allstate Corp.                                            78,300         3,152
Ambac Financial Group, Inc.                                6,230           497

                                                                 Equity I Fund 6

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

American Express Co.                                     144,597         8,676
American General Corp.                                    42,200         3,397
American International Group, Inc.                       231,470        22,684
AmSouth Bancorp                                           19,400           270
AON Corp.                                                 34,900         1,446
Apartment Investment & Management
 Co. Class A (e)                                           9,600           439
Associates First Capital Corp. Class A                    84,600         3,141
Astoria Financial Corp.                                    8,120           305
AXA Financial, Inc.                                       19,500         1,054
BancWest Corp.                                             1,200            25
Bank of America Corp.                                    226,194        10,871
Bank of New York Co., Inc.                                55,000         3,166
Bank One Corp.                                           125,200         4,570
BB&T Corp.                                                21,000           669
Bear Stearns Companies Inc. (The)                         16,483           999
Block (H&R), Inc.                                          2,900           103
Catellus Development Corp. (a)(e)                          3,200            58
Charter One Financial, Inc.                               49,190         1,128
Chase Manhattan Corp.                                    131,150         5,967
Chubb Corp. (The)                                         25,420         2,146
CIGNA Corp.                                               37,000         4,512
Cincinnati Financial Corp.                                 8,800           323
CIT Group, Inc.                                           25,100           438
Citigroup, Inc.                                          747,018        39,312
CNA Financial Corp. (a)                                    4,420           161
Colonial BancGroup, Inc.                                   4,300            38
Comerica, Inc.                                             9,400           567
Commerce Bancshares, Inc.                                    700            25
Compass Bancshares, Inc.                                   4,100            75
Concord EFS, Inc. (a)                                     21,500           887
Conseco, Inc.                                             51,100           355
Crescent Real Estate Equities, Inc. (e)                   12,500           252
Dime Bancorp, Inc.                                         2,000            49
Donaldson, Lufkin & Jenrette, Inc.                         4,900           440
Dow Jones & Co., Inc.                                     41,300         2,432
Duke-Weeks Realty Corp. (e)                               14,000           332
Edwards (A.G.), Inc.                                       5,600           284
Equity Office Properties Trust (e)                        14,607           440
Equity Residential Properties Trust (e)                    1,400            66
Erie Indemnity Co. Class A                                   500            14
Everest Re Group, Ltd.                                       900            53
Federal Home Loan Mortgage Corp.                          79,500         4,770
Federal National
 Mortgage Association                                    169,400        13,044
Federated Investors, Inc. Class B                          6,150           179
FelCor Lodging Trust, Inc. (e)                            11,100           244
FINOVA Group, Inc.                                         3,700             9
First Data Corp.                                          30,600         1,534
First Tennessee National Corp.                             1,300            30
First Union Corp.                                         47,700         1,446
Firstar Corp.                                             32,900           648
FleetBoston Financial Corp.                              279,884        10,636
Franchise Finance Corp.
 of America (e)                                            6,500           132
Franklin Resources, Inc.                                  73,700         3,157
Fulton Financial Corp.                                     2,540            56
Gallagher (Arthur J.) & Co.                                2,000           126
General Growth Properties, Inc. (e)                          800            24
Golden State Bancorp, Inc.                                 5,740           150
Golden West Financial Corp.                               44,320         2,485
Goldman Sachs Group, Inc.                                 59,635         5,952
Greater Bay Bancorp                                        2,800            91
Greenpoint Financial Corp.                                 8,570           255
Hartford Financial Services
 Group, Inc. (The)                                        52,500         3,908
Hibernia Corp. Class A                                     9,700           116
Household International, Inc.                             61,000         3,069
Jefferson-Pilot Corp.                                     12,700           873
John Hancock Financial
 Services, Inc. (a)                                          900            28
KeyCorp                                                   48,113         1,188
Lehman Brothers Holdings, Inc.                           119,885         7,733
Liberty Property Trust (e)                                   400            11
Lincoln National Corp.                                    55,200         2,670
Loews Corp.                                               16,520         1,502
Marsh & McLennan Cos., Inc.                               36,395         4,759
Marshall & Ilsley Corp.                                      900            41
MBIA, Inc.                                                 4,840           352
MBNA Corp.                                               221,200         8,309
Mellon Financial Corp.                                    63,600         3,069
Merrill Lynch & Co., Inc.                                180,379        12,627
Metris Companies, Inc.                                     2,200            71
MGIC Investment Corp.                                     21,300         1,451
MONY Group, Inc. (The)                                     3,000           123
Moody's Corp. (a)                                         16,610           437
Morgan (J.P.) & Co., Inc.                                 25,800         4,270
Morgan Stanley Dean Witter & Co.                         133,180        10,696
National City Corp.                                       51,560         1,102
National Commerce Bancorp                                  2,700            57
Nationwide Financial Services, Inc.
 Class A                                                     300            15
New Dun & Bradstreet Corp. (The) (a)                       8,305           180
North Fork Bancorp, Inc.                                   4,000            81
Northern Trust Corp.                                      31,500         2,685
Old Kent Financial Corp.                                   3,265            90
Old Republic International Corp.                          25,200           655
Paine Webber Group, Inc.                                   7,500           534
Paychex, Inc.                                             60,550         3,432
PMI Group, Inc. (The)                                      1,900           140
PNC Bank Corp.                                            53,100         3,551
Popular, Inc.                                              2,000            56

7 Equity I Fund

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

Price (T. Rowe) & Associates, Inc.                        16,000           748
Providian Financial Corp.                                 20,800         2,163
Radian Group, Inc.                                         4,200           298
Regions Financial Corp.                                    9,100           214
Reinsurance Group of America                                 700            26
SAFECO Corp.                                               8,570           207
SEI Corp.                                                  2,900           263
Silicon Valley Bancshares (a)                              7,300           337
Simon Property Group, Inc. (e)                             8,900           199
SouthTrust Corp.                                          10,100           327
Sovereign Bancorp, Inc.                                   24,200           201
Spieker Properties, Inc. (e)                                 300            17
St. Paul Cos., Inc.                                       68,410         3,506
State Street Corp.                                        13,800         1,721
Stilwell Financial, Inc.                                  32,900         1,474
Summit Bancorp                                             6,830           256
SunTrust Banks, Inc.                                      13,500           659
TCF Financial Corp.                                       16,800           679
Torchmark Corp.                                            3,400           113
Transatlantic Holdings, Inc.                                 970            90
U.S. Bancorp                                              52,600         1,272
Union Planters Corp.                                       3,800           128
UnionBanCal Corp.                                          9,900           208
UnumProvident Corp.                                       34,300           969
USA Education, Inc.                                       11,100           620
Wachovia Corp.                                             5,500           297
Waddell & Reed Financial, Inc.
 Class A                                                   6,800           217
Washington Mutual, Inc.                                   81,115         3,569
Wells Fargo Co.                                           92,897         4,302
Wilmington Trust Corp.                                       200            11
XL Capital, Ltd. Class A                                   6,400           491
                                                                    ----------
                                                                       279,309
                                                                    ----------

HEALTH CARE - 12.5%
Abbott Laboratories                                      216,210        11,419
Allergan, Inc.                                             2,900           244
ALZA Corp. (a)                                            30,000         2,428
American Home Products Corp.                              98,350         6,245
Amgen, Inc. (a)                                           79,380         4,594
Bard (C.R.), Inc.                                          3,400           142
Bausch & Lomb, Inc.                                        3,500           135
Baxter International, Inc.                               116,769         9,597
Becton, Dickinson & Co.                                   82,000         2,747
Bergen Brunswig Corp. Class A                             14,100           128
Boston Scientific Corp. (a)                               18,500           295
Bristol-Myers Squibb Co.                                 176,710        10,768
Cardinal Health, Inc.                                     70,700         6,699
Covance, Inc. (a)                                          2,800            24
DENTSPLY International, Inc.                               9,000           312
Elan Corp. PLC - ADR (a)                                  91,000         4,726
First Health Group Corp. (a)                               2,500            97
Forest Labs, Inc. (a)                                     28,811         3,817
Foundation Health Systems, Inc. (a)                       14,700           297
Genentech, Inc. (a)                                      121,510        10,025
Genzyme Corp. (a)                                          1,900           135
Gilead Sciences, Inc. (a)                                  1,300           112
Guidant Corp. (a)                                         47,056         2,491
HCA-The Healthcare Co.                                   125,880         5,027
HEALTHSOUTH Corp. (a)                                     10,500           126
Human Genome Sciences, Inc. (a)                           12,800         1,131
Humana, Inc. (a)                                          14,570           177
ICOS Corp. (a)                                               700            36
Immunex Corp. (a)                                            100             4
IVAX Corp. (a)                                            49,550         2,155
Johnson & Johnson                                        187,546        17,278
Lilly (Eli) & Co.                                         15,500         1,385
McKesson HBOC, Inc.                                       15,300           429
Medtronic, Inc.                                           36,700         1,993
Merck & Co., Inc.                                        262,073        23,570
Millennium Pharmaceuticals, Inc. (a)                      26,000         1,887
MiniMed, Inc. (a)                                          7,000           511
PacifiCare Health Systems, Inc. (a)                        8,700            90
PE Corp. - PE Biosystems Group                            31,400         3,674
Perrigo Co. (a)                                            5,100            33
Pfizer, Inc.                                             638,173        27,561
Pharmacia Corp.                                          110,580         6,082
Priority Healthcare Corp. Class B (a)                     34,771         1,865
Quest Diagnostics, Inc. (a)                                2,600           250
Schering-Plough Corp.                                     93,600         4,838
St. Jude Medical, Inc. (a)                                17,300           952
Steris Corp. (a)                                           5,700            86
Stryker Corp.                                              5,500           259
SYNAVANT, Inc. (a)                                           645             3
Techne Corp. (a)                                           2,500           279
Tenet Healthcare Corp.                                    44,470         1,748
Trigon Healthcare, Inc. (a)                                7,900           566
United Health Corp (a)                                    50,700         5,545
Universal Health Services, Inc.
 Class B (a)                                              13,400         1,124
Varian Medical Systems, Inc. (a)                           3,600           176
Watson Pharmaceuticals, Inc. (a)                          15,200           951
Wellpoint Health Networks, Inc. (a)                       27,300         3,193
                                                                    ----------
                                                                       192,461
                                                                    ----------

INTEGRATED OILS - 3.8%
Amerada Hess Corp.                                        45,950         2,849
Ashland, Inc.                                              7,120           233
Burlington Resources, Inc.                                 8,200           295
Chevron Corp.                                             58,100         4,771
Coastal Corp.                                             27,500         2,075
Conoco, Inc. Class B                                     147,030         3,997

                                                                 Equity I Fund 8

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

Exxon Mobil Corp.                                        329,155        29,357
Helmerich & Payne, Inc.                                    3,700           116
Murphy Oil Corp.                                           4,200           243
Occidental Petroleum Corp.                                71,700         1,425
Phillips Petroleum Co.                                    66,610         4,113
Texaco, Inc.                                              39,306         2,322
Unocal Corp.                                              75,900         2,590
USX-Marathon Group                                       143,700         3,907
                                                                    ----------
                                                                        58,293
                                                                    ----------

MATERIALS AND PROCESSING - 3.3%
Air Products & Chemicals, Inc.                            68,900         2,571
AK Steel Holding Corp.                                     3,000            28
Albemarle Corp.                                            8,100           188
Alcoa, Inc.                                               93,952         2,695
American Standard Cos., Inc. (a)                          16,100           739
Archer-Daniels-Midland Co.                                46,381           510
Barrick Gold Corp.                                         7,400            99
Bemis Co., Inc.                                            7,100           184
Boise Cascade Corp.                                          100             3
Bowater, Inc.                                              7,600           411
Centex Corp.                                              20,200           747
Dow Chemical Co.                                         129,488         3,966
du Pont (E.I.) de Nemours & Co.                           88,800         4,029
Eastman Chemical Co.                                      10,700           459
Ecolab, Inc.                                               1,300            51
Engelhard Corp.                                            8,300           173
FMC Corp. (a)                                              2,000           152
Fort James Corp.                                           5,500           181
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)                                          2,600            21
Georgia-Pacific Group                                     17,940           482
Granite Construction, Inc.                                   200             5
Harsco Corp.                                               2,700            55
Illinois Tool Works, Inc.                                  3,800           211
IMC Global, Inc.                                          10,400           135
International Paper Co.                                   23,684           867
Johns Manville Corp.                                       8,500            78
Kaufman & Broad Home Corp.                                 7,960           237
Lafarge Corp.                                              2,300            43
Longview Fibre Co.                                         3,000            41
Louisiana Pacific Corp.                                    5,600            48
Lyondell Petrochemical Co.                                 8,300           119
Masco Corp.                                                3,800            71
Minnesota Mining &
 Manufacturing Co.                                        82,000         7,923
Nucor Corp.                                                5,500           191
PPG Industries, Inc.                                       6,400           286
Praxair, Inc.                                             76,860         2,863
Precision Castparts Corp.                                  8,800           332
Sherwin-Williams Co.                                      37,100           805
Sigma Aldrich Corp.                                        8,300           297
Smurfit-Stone Container Corp. (a)                          2,500            34
Southdown, Inc.                                              100             7
Standard Register Co.                                        600             7
Timken Co.                                                 8,100           114
Tyco International, Ltd.                                 271,093        15,368
Union Carbide Corp.                                       10,300           443
US Industries, Inc.                                        1,700            15
Waters Corp. (a)                                          15,700         1,139
Westvaco Corp.                                            24,500           698
Weyerhaeuser Co.                                          16,900           792
Willamette Industries, Inc.                                7,700           279
                                                                    ----------
                                                                        51,192
                                                                    ----------

OTHER ENERGY - 2.1%
AES Corp. (a)                                             49,140         2,776
Anadarko Petroleum Corp.                                  57,388         3,676
Apache Corp.                                              16,600           918
Baker Hughes, Inc.                                        16,400           564
BP Amoco PLC - ADR                                        63,484         3,234
Constellation Energy Group                                 9,100           379
Devon Energy Corp.                                         1,210            61
El Paso Energy Corp.                                      77,170         4,838
ENSCO International, Inc.                                 38,500         1,280
EOG Resources, Inc.                                       16,200           638
Flowserve Corp.                                            3,400            68
Halliburton Co.                                            4,000           148
Kerr-McGee Corp.                                          18,100         1,182
Mitchell Energy & Development
 Corp. Class A                                             2,600           120
Nabors Industries, Inc. (a)                               26,700         1,359
Noble Drilling Corp. (a)                                   6,300           262
Ocean Energy, Inc. (a)                                     8,500           118
Pioneer Natural Resources Co. (a)                          3,000            39
R&B Falcon Corp. (a)                                      18,400           460
Rowan Cos., Inc. (a)                                       4,300           108
Schlumberger, Ltd.                                         5,400           411
Sempra Energy                                             45,900           950
Smith International, Inc. (a)                              1,100            78
Sunoco, Inc.                                              12,380           371
Tosco Corp.                                               11,930           341
Transocean Sedco Forex, Inc.                              57,800         3,063
TXU Corp.                                                 76,040         2,818
Ultramar Diamond Shamrock Corp.                           46,770         1,228
Valero Energy Corp.                                       10,100           334
Vintage Petroleum, Inc.                                    6,200           131
Weatherford International, Inc. (a)                          800            29
                                                                    ----------
                                                                        31,982
                                                                    ----------

9 Equity I Fund

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

PRODUCER DURABLES - 8.1%
Applied Materials, Inc. (a)                              104,400         5,546
B.F. Goodrich Co.                                         20,440           837
Beckman Coulter, Inc.                                      2,800           196
Boeing Co. (The)                                         127,690         8,659
Caterpillar, Inc.                                         14,400           505
Celestica, Inc. (a)                                       45,270         3,254
Clayton Homes, Inc.                                        1,000             9
Cooper Industries, Inc.                                    3,660           140
Crane Co.                                                  5,000           131
D.R. Horton, Inc.                                         10,137           188
Danaher Corp.                                              3,900           246
Deere & Co.                                               21,558           794
Dover Corp.                                               34,400         1,460
Emerson Electric Co.                                     103,600         7,608
General Dynamics Corp.                                    53,173         3,805
General Electric Co.                                   1,073,697        58,852
Honeywell International, Inc.                            104,033         5,598
Ingersoll-Rand Co.                                        79,650         3,007
ITT Industries, Inc.                                      10,100           329
Johnson Controls, Inc.                                    11,400           680
Kennametal, Inc.                                           7,600           223
KLA Tencor Corporation (a)                                 3,700           125
Koninklijke (Royal) Philips
 Electronics (a)                                          94,175         3,761
Lennar Corp.                                               8,000           257
Littlefuse, Inc. (a)                                       3,100            90
Litton Industries, Inc. (a)                                5,360           278
Lockheed Martin Corp.                                     76,900         2,757
Mettler-Toledo International, Inc. (a)                     3,600           168
Millipore Corp.                                            1,200            63
Molex, Inc.                                                1,550            84
Northrop Grumman Corp.                                     8,700           731
Pall Corp.                                                 4,700           101
Parker-Hannifin Corp.                                     11,400           472
Pitney Bowes, Inc.                                         7,700           229
Plexus Corp. (a)                                           1,800           114
Pulte Corp.                                                6,580           219
Raytheon Co. Class B                                       6,800           232
Republic Services, Inc. (a)                                4,800            65
Rockwell International Corp.                              17,400           684
Sawtek, Inc. (a)                                             100             5
Solectron Corp. (a)                                       44,070         1,939
SPX Corp. (a)                                                600            74
Stewart & Stevenson Services, Inc.                         4,900           117
Technitrol, Inc.                                           4,000           444
Tektronix, Inc.                                            3,100           221
Teradyne, Inc. (a)                                         1,800            56
Textron, Inc.                                             43,360         2,187
Thermo Electron Corp. (a)                                    750            22
United Technologies Corp.                                 93,800         6,548
Waste Management, Inc.                                    19,700           393
Xerox Corp.                                               11,000            92
                                                                    ----------
                                                                       124,595
                                                                    ----------

TECHNOLOGY - 23.9%
3Com Corp. (a)                                            34,939           618
Adobe Systems, Inc.                                       38,573         2,932
Advanced Micro Devices, Inc. (a)                          19,500           441
Agilent Technologies, Inc. (a)                             6,593           305
Alliance Semiconductor Corp. (a)                           3,000            60
Altera Corp. (a)                                          14,200           580
America Online, Inc. (a)                                 145,920         7,359
Analog Devices, Inc. (a)                                  83,180         5,407
Andrew Corp. (a)                                           4,000           105
Apple Computer, Inc. (a)                                  12,800           250
Applied Micro Circuits Corp. (a)                          51,560         3,944
Arrow Electronics, Inc. (a)                               63,300         2,026
At Home Corp. Series A (a)                                 3,700            38
Atmel Corp. (a)                                          113,400         1,687
Automatic Data Processing, Inc.                           57,691         3,768
Avnet, Inc.                                               10,800           290
AVX Corp.                                                 16,000           458
BEA Systems, Inc. (a)                                     65,390         4,688
Broadcom Corp. Class A (a)                                10,670         2,372
Brocade Communications
 Systems, Inc. (a)                                        32,720         7,440
Cabletron Systems, Inc. (a)                               14,300           388
Cadence Design Systems, Inc. (a)                           3,500            90
Check Point Software
 Technologies, Ltd. (a)                                   22,150         3,508
CIENA Corp. (a)                                           59,120         6,211
Cisco Systems, Inc. (a)                                  747,015        40,245
CMGI, Inc. (a)                                            13,500           228
CNET Networks, Inc. (a)                                   62,000         1,949
Comdisco, Inc.                                             3,800            47
Commerce One, Inc. New (a)                                 2,600           167
COMPAQ Computer Corp.                                    167,562         5,096
Computer Associates
 International, Inc.                                     126,700         4,039
Computer Sciences Corp. (a)                               39,500         2,489
Comverse Technology, Inc. (a)                             27,500         3,071
Corning, Inc.                                            174,801        13,372
Critical Path, Inc. (a)                                   31,700         1,537
Dell Computer Corp. (a)                                   21,600           636
DST Systems, Inc. (a)                                      7,200           444
EarthLink, Inc. (a)                                      110,846           724
Electronic Data Systems Corp.                             56,700         2,661
EMC Corp. (a)                                            274,382        24,437
Exar Corp. (a)                                             3,200           143
Exodus Communications, Inc. (a)                            5,700           191
Extreme Networks, Inc. (a)                                   300            25

                                                                Equity I Fund 10

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

Fairchild Semiconductor Corp.
 Class A (a)                                              24,300           512
Flextronics International, Ltd. (a)                      148,256         5,624
Galileo International, Inc.                                2,400            47
General Motors Corp. Class H (a)                          23,491           761
GTECH Holdings Corp. (a)                                   7,600           132
Hewlett-Packard Co.                                      112,366         5,218
i2 Technologies, Inc. (a)                                 36,200         6,152
Ikon Office Solutions, Inc.                                5,400            18
IMS Health, Inc.                                          11,300           267
Ingram Micro, Inc. Class A (a)                             7,700           131
Insight Enterprises, Inc. (a)                                500            16
Integrated Device Technology, Inc. (a)                    21,600         1,216
Intel Corp.                                              194,476         8,739
International Business
 Machines Corp.                                          125,512        12,363
International Game Technology (a)                         11,200           410
Internet Capital Group, Inc. New (a)                       6,100            80
Intuit, Inc. (a)                                           2,900           178
JDS Uniphase Corp. (a)                                   110,840         9,027
Juniper Networks, Inc. (a)                                63,600        12,446
Keane, Inc. (a)                                            3,900            51
Kemet Corp. (a)                                           19,700           549
Lam Research Corp. (a)                                    55,000         1,059
Lattice Semiconductor Corp. (a)                           71,100         2,080
Linear Technology Corp.                                   25,000         1,613
LSI Logic Corp. (a)                                       79,700         2,620
Lucent Technologies, Inc.                                 44,000         1,026
MarchFirst, Inc. (a)                                      10,100            59
Maxim Integrated Products, Inc. (a)                        7,000           464
Mercury Interactive Corp. (a)                              2,000           222
Metromedia Fiber Network, Inc.
 Class A (a)                                              13,500           257
Microchip Technology, Inc. (a)                            46,800         1,480
Micron Technology, Inc. (a)                               44,100         1,532
Microsoft Corp. (a)                                      206,120        14,197
Motorola, Inc.                                            93,800         2,339
National Semiconductor Corp. (a)                           5,200           135
NCR Corp. (a)                                              2,500           108
Network Appliance, Inc. (a)                               35,260         4,196
New Focus, Inc. New (a)                                      200            13
Nortel Networks Corp.                                    295,124        13,428
Novell, Inc. (a)                                           2,900            26
ONI Systems Corp. New (a)                                 22,830         1,851
Oracle Systems Corp. (a)                                 471,674        15,565
Palm, Inc. New (a)                                        80,935         4,335
PeopleSoft, Inc. (a)                                         400            17
PerkinElmer, Inc.                                          2,900           347
PMC - Sierra, Inc. (a)                                    21,430         3,642
QUALCOMM, Inc. (a)                                           300            20
Quantum Corp. - DLT & Storage Systems (a)                 10,700           161
Qwest Communications
 International, Inc. (a)                                 116,591         5,669
RadioShack, Corp.                                          4,600           274
Rational Software Corp. (a)                                5,200           310
Sandisk Corp. (a)                                         28,000         1,503
Sanmina Corp. (a)                                         30,050         3,435
SCI Systems, Inc. (a)                                      3,400           146
Seagate Technology (a)                                     9,400           657
Siebel Systems, Inc. (a)                                  68,830         7,223
Storage Technology Corp. (a)                               4,600            45
Structural Dynamics Research
 Corp. (a)                                                 4,500            46
Sun Microsystems, Inc. (a)                               195,264        21,638
SunGard Data Systems (a)                                   4,934           252
Sybase, Inc. (a)                                           3,500            73
Symantec Corp. (a)                                        42,400         1,654
Tech Data Corp. (a)                                        5,600           233
Texas Instruments, Inc.                                   23,500         1,153
Total Systems Services, Inc.                               4,900            81
VeriSign, Inc. (a)                                         2,900           383
Veritas Software Corp. (a)                                44,640         6,291
Verizon Communications                                   304,991        17,632
Vishay Intertechnology, Inc. (a)                          20,550           617
Vitesse Semiconductor Corp. (a)                           25,000         1,746
Xilinx, Inc. (a)                                           7,500           542
Yahoo!, Inc. (a)                                          37,500         2,195
                                                                    ----------
                                                                       366,993
                                                                    ----------

UTILITIES - 8.1%
ADC Telecommunications, Inc. (a)                             300             6
Adelphia Communications Corp. (a)                         19,500           647
Allegheny Energy, Inc.                                     5,800           237
Alliant Energy Corp.                                       6,600           200
Alltel Corp.                                              12,600           812
Amdocs, Ltd. (a)                                          19,500         1,264
Ameren Corp.                                              17,160           682
American Electric Power Co., Inc.                         16,980           705
AT&T Corp.                                               305,535         7,085
AT&T Wireless Group New (a)                              151,800         3,786
BellSouth Corp.                                          149,700         7,232
BroadWing, Inc. (a)                                       58,000         1,639
C&D Technologies, Inc.                                     6,300           372
Cable Design Technologies Corp. (a)                        3,700            85
Cablevision Systems Corp.
 Class A (a)                                               3,000           224
Calpine Corp. (a)                                         47,870         3,779
Centennial Cellular Corp. Class A (a)                      1,700            33
CenturyTel, Inc.                                          72,100         2,776
Cinergy Corp.                                             15,900           487

11 Equity I Fund

EQUITY I FUND

                                                                October 31, 2000

                                                                       MARKET
                                                         NUMBER        VALUE
                                                           OF          (000)
                                                         SHARES          $
                                                        --------      --------

Citizens Communications Co. (a)                           12,500           181
Columbia Energy Group                                      2,800           201
Comcast Corp. Special Class A (a)                        190,600         7,755
Consolidated Edison Inc.                                  14,200           500
Cox Communications, Inc. Class A (a)                       6,200           273
Dominion Resources, Inc.                                  13,501           804
DPL, Inc.                                                 10,300           292
DTE Energy Co.                                             6,500           235
Duke Energy Corp.                                          5,900           510
Dynegy, Inc. Class A                                      62,700         2,904
Edison International                                      12,200           291
Energy East Corp.                                            300             6
Enron Corp.                                              118,740         9,744
Entergy Corp.                                             18,230           698
Exelon Corp. (a)                                          14,963           900
FirstEnergy Corp.                                         63,800         1,651
Florida Progress Corp.                                    17,300           920
FPL Group, Inc.                                           34,900         2,303
GPU, Inc.                                                 13,720           454
KeySpan Corp.                                             14,400           507
Level 3 Communications, Inc. (a)                           1,900            90
MCN Energy Group, Inc.                                     3,200            79
Nokia Corp. - ADR                                        130,405         5,575
Northeast Utilities                                       23,600           481
PG&E Corp.                                               134,660         3,627
Pinnacle West Capital Corp.                               12,200           530
Powerwave Technologies, Inc. (a)                             600            29
PPL Corp.                                                 80,500         3,316
Public Service Enterprise Group, Inc.                     25,100         1,042
Questar Corp.                                              4,000           108
RCN Corp. (a)                                                100             2
Redback Networks, Inc.                                    20,940         2,218
Reliant Energy, Inc.                                      37,510         1,550
SBC Communications, Inc.                                 365,555        21,088
SCANA Corp.                                               28,000           742
SCANA Corp.                                                1,000            27
SDL, Inc. (a)                                             16,960         4,396
Southern Co.                                              37,779         1,110
Southern Energy, Inc. New (a)                             20,426           557
Sprint Corp. (Fon Group)                                  56,200         1,433
Sprint Corp. (PCS Group) (a)                              29,000         1,106
Telephone & Data Systems, Inc.                             4,200           443
TyCom, Ltd. New (a)                                        5,700           191
UtiliCorp United, Inc.                                     6,790           180
Viacom, Inc. Class A (a)                                   1,300            74
Vodafone Group PLC - ADR                                 124,000         5,278
West TeleServices Corp. (a)                                  900            22
Western Resources, Inc.                                    3,800            81
Williams Cos. (The)                                       43,700         1,827
Wisconsin Energy Corp.                                    21,100           397
WorldCom, Inc. (a)                                       124,698         2,954
Xcel Energy, Inc.                                         39,455         1,008
                                                                    ----------
                                                                       124,741
                                                                    ----------

TOTAL COMMON STOCKS
(cost $1,218,612)                                                    1,468,986
                                                                    ----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                        (000)
                                                          $
                                                     -----------
SHORT-TERM INVESTMENTS - 5.6%
Frank Russell Investment Company Money
 Market Fund, due on demand (b)                           76,415        76,415
United States Treasury Bills (b)(c)(d)
 5.925% due 12/21/00                                       4,500         4,463
 5.940% due 12/21/00                                       5,000         4,959
                                                                    ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $85,837)                                                          85,837
                                                                    ----------

TOTAL INVESTMENTS - 101.2%
(identified cost $1,304,449)                                         1,554,823

OTHER ASSETS AND LIABILITIES,
NET - (1.2%)                                                           (18,095)
                                                                    ----------

NET ASSETS - 100.0%                                                  1,536,728
                                                                    ==========

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted as yield-to-maturity from date of acquisition.
(e)  Real Estate Investment Trust (REIT).

Abbreviations:
ADR - American Depositary Receipt

  See accompanying notes which are an integral part of the financial statements.

                                                                Equity I Fund 12

EQUITY I FUND

                                                                October 31, 2000

                                                                 UNREALIZED
                                                NUMBER          APPRECIATION
                                                  OF           (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS           (000)
                                              -----------     ----------------

S&P 500 Index
 expiration date 12/00                                208     $         (1,037)

S&P Midcap 400 Index
 expiration date 12/00                                 69                  236
                                                              ----------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                          $           (801)
                                                              ================

See accompanying notes which are an integral part of the financial statements.

13 Equity I Fund

EQUITY I FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,304,449)  ......................................     $ 1,554,823
Cash .....................................................................................           2,979
Receivables:
 Dividends ...............................................................................           1,199
 Investments sold ........................................................................          31,922
 Fund shares sold ........................................................................           1,288
 Daily variation margin on futures contracts .............................................           1,810
Prepaid expenses .........................................................................              12
                                                                                               -----------

   Total assets ..........................................................................       1,594,033

LIABILITIES
Payables:
 Investments purchased ...................................................     $    53,950
 Fund shares redeemed ....................................................           2,377
 Accrued fees to affiliates ..............................................             851
 Other accrued expenses ..................................................             127
                                                                               -----------

   Total liabilities .....................................................................          57,305
                                                                                               -----------

NET ASSETS ...............................................................................     $ 1,536,728
                                                                                               ===========


NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  ....................................................     $   155,601
Unrealized appreciation (depreciation) on:
 Investments .............................................................................         250,374
 Futures contracts .......................................................................            (801)
Shares of beneficial interest ............................................................             436
Additional paid-in capital ...............................................................       1,131,118
                                                                                               -----------

NET ASSETS ...............................................................................     $ 1,536,728
                                                                                               ===========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($43,170,867 divided by 1,226,118 shares of $.01 par value
   shares of beneficial interest outstanding)  ...........................................     $     35.21
                                                                                               ===========
 Class I ($1,456,456,308 divided by 41,367,734 shares of $.01 par value
   shares of beneficial interest outstanding)  ...........................................     $     35.21
                                                                                               ===========
 Class Y ($37,100,514 divided by 1,053,623 shares of $.01 par value
   shares of beneficial interest outstanding)  ...........................................     $     35.21
                                                                                               ===========

  See accompanying notes which are an integral part of the financial statements.

                                                                Equity I Fund 14

EQUITY I FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                      TEN MONTHS ENDED         YEAR ENDED
                                                                      OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                      ----------------     -----------------
INVESTMENT INCOME
 Dividends ........................................................      $  13,682             $  17,335
 Dividends from Money Market Fund .................................          4,011                 3,418
 Interest .........................................................            385                   401
                                                                         ---------             ---------

   Total investment income ........................................         18,078                21,154
                                                                         ---------             ---------

EXPENSES
 Advisory fees ....................................................          7,419                 8,157
 Administrative fees ..............................................            668                   748
 Custodian fees ...................................................            637                   620
 Transfer agent fees ..............................................            386                   497
 Professional fees ................................................             76                    40
 Registration fees ................................................             83                   114
 Shareholder servicing fees - Class E .............................             95                    60
 Trustees' fees ...................................................             11                     5
 Miscellaneous ....................................................             89                   116
                                                                         ---------             ---------

 Expenses before reductions .......................................          9,464                10,357
 Expense reductions ...............................................            (26)                 --
                                                                         ---------             ---------

   Expenses, net ..................................................          9,438                10,357
                                                                         ---------             ---------

Net investment income .............................................          8,640                10,797
                                                                         ---------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ......................................................         42,346               253,148
 Futures contracts ................................................           (122)               11,105
 Foreign currency-related transactions ............................             (6)                   (1)
                                                                         ---------             ---------
                                                                            42,218               264,252
                                                                         ---------             ---------

Net change in unrealized appreciation (depreciation) on:
 Investments ......................................................       (105,375)               (9,387)
 Futures contracts ................................................         (6,165)                3,606
 Foreign currency-related transactions ............................              6                    (3)
                                                                         ---------             ---------
                                                                          (111,534)               (5,784)
                                                                         ---------             ---------

Net realized and unrealized gain (loss)  ..........................        (69,316)              258,468
                                                                         ---------             ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............      $ (60,676)            $ 269,265
                                                                         =========             =========

See accompanying notes which are an integral part of the financial statements.

15 Equity I Fund

EQUITY I FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                         TEN MONTHS ENDED        YEAR ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2000     DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                         ----------------     -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ..............................................       $     8,640          $    10,797          $    10,430
 Net realized gain (loss) ...........................................            42,218              264,252              122,357
 Net change in unrealized appreciation (depreciation) ...............          (111,534)              (5,784)             155,425
                                                                            -----------          -----------          -----------

   Net increase (decrease) in net assets from operations ............           (60,676)             269,265              288,212
                                                                            -----------          -----------          -----------

DISTRIBUTIONS
 From net investment income
   Class E ..........................................................              (178)                (121)                  --
   Class I ..........................................................            (7,640)             (11,264)             (10,494)
   Class Y ..........................................................              (212)                  --                   --
 From net realized gain
   Class E ..........................................................              (852)              (4,447)                  --
   Class I ..........................................................           (28,217)            (154,221)             (92,776)
                                                                            -----------          -----------          -----------

     Net decrease in net assets from distributions ..................           (37,099)            (170,053)            (103,270)
                                                                            -----------          -----------          -----------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ......           (47,564)             201,151               60,389
                                                                            -----------          -----------          -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .........................          (145,339)             300,363              245,331

NET ASSETS
 Beginning of period ................................................         1,682,067            1,381,704            1,136,373
                                                                            -----------          -----------          -----------

 End of period ......................................................       $ 1,536,728          $ 1,682,067          $ 1,381,704
                                                                            ===========          ===========          ===========

  See accompanying notes which are an integral part of the financial statements.

                                                                Equity I Fund 16

EQUITY I FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                            2000*       1999**
                                                         ---------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD ................    $   37.51    $   38.01
                                                         ---------    ---------

INCOME FROM OPERATIONS
 Net investment income (a)  .........................          .11          .13
 Net realized and unrealized gain (loss)  ...........        (1.64)        3.11
                                                         ---------    ---------

   Total income from operations .....................        (1.53)        3.24
                                                         ---------    ---------

DISTRIBUTIONS
 From net investment income .........................         (.14)        (.12)
 From net realized gain .............................         (.63)       (3.62)
                                                         ---------    ---------

   Total distributions ..............................         (.77)       (3.74)
                                                         ---------    ---------

NET ASSET VALUE, END OF PERIOD ......................    $   35.21    $   37.51
                                                         =========    =========

TOTAL RETURN (%)(b)  ................................        (4.02)        8.97

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ..........       43,171       49,284

 Ratios to average net assets (%)(c):
   Operating expenses ...............................          .96          .95
   Net investment income ............................          .38          .57

 Portfolio turnover rate (%)  .......................       144.37       111.56

*    For the ten months ended October 31, 2000.
**   For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

17 Equity I Fund

EQUITY I FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                                                           2000*        1999        1998        1997        1996        1995
                                                        ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $    37.46  $    35.17  $    30.51  $    30.34  $    28.00  $    23.32
                                                        ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a) ........................            .19         .27         .27         .34         .42         .52
 Net realized and unrealized gain (loss) ..........          (1.63)       6.18        7.10        8.89        5.96        7.71
                                                        ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ...................          (1.44)       6.45        7.37        9.23        6.38        8.23
                                                        ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income .......................           (.18)       (.28)       (.27)       (.34)       (.42)       (.52)
 From net realized gain ...........................           (.63)      (3.88)      (2.44)      (8.72)      (3.62)      (3.03)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

   Total distributions ............................           (.81)      (4.16)      (2.71)      (9.06)      (4.04)      (3.55)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ....................     $    35.21  $    37.46  $    35.17  $    30.51  $    30.34  $    28.00
                                                        ==========  ==========  ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)(c) ............................          (3.80)      18.98       25.10       32.02       23.58       35.94

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .........      1,456,456   1,632,783   1,381,704   1,136,373     961,953     751,497

 Ratios to average net assets (%)(c)(d):
   Operating expenses .............................            .69         .69         .70         .70         .71         .59
   Net investment income ..........................            .64         .72         .82         .96        1.38        1.91

 Portfolio turnover rate (%) ......................         144.37      111.56      100.68      110.75       99.51       92.04

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment service fees. See
     Note 4.
(d)  The ratios for periods less than one year are annualized.

                                                                Equity I Fund 18

EQUITY I FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                      ---------

NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $   36.90
                                                                      ---------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................................         .14
 Net realized and unrealized gain (loss)  .........................       (1.64)
                                                                      ---------

   Total income from operations ...................................       (1.50)
                                                                      ---------

DISTRIBUTIONS
 From net investment income .......................................        (.19)
                                                                      ---------

NET ASSET VALUE, END OF PERIOD ....................................   $   35.21
                                                                      =========


TOTAL RETURN (%)(b)  ..............................................       (4.03)

RATIOS SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........................      37,101

 Ratios to average net assets (%)(c):
   Operating expenses, net ........................................         .62
   Operating expenses, gross ......................................         .67
   Net investment income ..........................................         .65

 Portfolio turnover rate (%)  .....................................      144.37

*    For the period March 29, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Not annualized.
(c)  Annualized.

19 Equity I Fund

EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than the Equity I Fund.

INVESTS IN: Primarily small capitalization and "emerging growth-type" US equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of eight small capitalization stock fund managers with three separate and distinct investment styles.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES           EQUITY II - CLASS I++       RUSSELL 2500(TM)**
    Inception*              $ 10,000                   $ 10,000
      1991                  $ 15,313                   $ 15,765
      1992                  $ 16,521                   $ 17,516
      1993                  $ 21,289                   $ 22,388
      1994                  $ 21,680                   $ 22,797
      1995                  $ 25,538                   $ 27,668
      1996                  $ 30,918                   $ 32,867
      1997                  $ 40,606                   $ 42,438
      1998                  $ 37,033                   $ 39,171
      1999                  $ 44,108                   $ 46,222
      2000                  $ 55,861                   $ 56,979
                            --------                   --------

      Total                 $318,866                   $333,811
                            ========                   ========

                        Yearly periods ended October 31

EQUITY II FUND - CLASS I                          EQUITY II FUND - CLASS Y ++++++
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $12,664      26.64%              1 Year           $12,669       26.69%
5 Years          $21,874      16.92%(S)           5 Years          $21,882       16.93%(S)
10 Years         $55,861      18.75%(S)           10 Years         $55,881       18.76%(S)

EQUITY II FUND - CLASS E ++++                     RUSSELL 2500(TM) INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $12,626      26.26%              1 Year           $12,327       23.27%
5 Years          $21,792      16.84%(S)           5 Years          $20,593       15.54%(S)
10 Years         $55,861      18.71%(S)           10 Years         $56,979       19.01%(S)

21  Equity II Fund

EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the total returns for the Equity II Fund Class I, Class E and Class Y shares were 9.73%, 9.49%, and 9.73%, respectively. This compares favorably with the Russell 2500/(TM)/ Index, which gained 5.26% for the same period.

PORTFOLIO HIGHLIGHTS
An extremely narrow market characterized the first quarter of the year, with much of the performance generated by a small universe of stocks across several sectors. Due to the Fund's broadly diversified investment strategy, this environment proved to be particularly challenging. However, the Fund's approach was rewarded during the last six months of the fiscal period, as the markets finally broadened, although frequently changing favor between value and growth styles. The volatility associated with this style leadership rotation was, in part, mitigated by the Fund's strategic diversification.

A 50 basis point interest rate increase from the Federal Reserve Board (the Fed) in May increased investor concerns, and dealt a particularly harsh blow to technology and telecommunications stocks. While the interest rate hike was the Fed's final increase for the period, technology and telecommunications issues maintained their high volatility and generally performed poorly through the end of October. The Fund's diversification, which included an overweight allocation to the Energy sector during that period, helped offset some of the disappointing Technology stock returns.

The Fund's managers, particularly those with a growth-style mandate, showed a strong mid-cap bias during the last three months of the period. This made a positive contribution to returns, as most of this period's earnings strength occurred within mid-cap equities. The mid-cap bias was based on stock fundamentals rather than a long-term, tactical bias toward mid cap issues, and the Fund's managers ended the fiscal period with what appeared to be a shift toward smaller cap issues.

During the ten months of the period, the Fund's investment managers were realigned. In March, CapitalWorks, a manager with a focus on higher growth and higher valuations was retained. This move helped eliminate any inadvertent bets against the higher growth segment of the market. Subsequently, during the second quarter, the Fund's returns were boosted as CapitalWorks outperformed. At the same time, the Fund terminated Wellington, as their portfolio fell below the market cap of the Russell 2500/(TM)/ Index.

During the final two months of the period, David J. Greene and Co., a small-cap value manager, was added to the Fund's lineup. Greene's concentrated stock picking strategy is complimentary to the other two value managers, Jacobs Levy Equity Management, Inc. and Delphi Management, Inc. Within the growth segment of the Fund, Fiduciary Trust International was replaced with TimesSquare Capital Management, Inc. subsequent to Fiduciary's investment team transitioning to TimesSquare.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                       October 31, 2000

Pepsi Bottling Group, Inc. (The)                                  0.7%
Radian Group, Inc.                                                0.7
DST Systems, Inc.                                                 0.6
HEALTHSOUTH Corp.                                                 0.6
Foundation Health Systems, Inc.                                   0.6
Charter Communications Holdings, Inc.                             0.5
Paychex, Inc.                                                     0.5
International Game Technology                                     0.5
R.J. Reynolds Tobacco Holdings, Inc.                              0.4
Harris Corp.                                                      0.4

PORTFOLIO CHARACTERISTICS
                                                      October 31, 2000

Current P/E Ratio                                               16.3x
Portfolio Price/Book Ratio                                       2.6x
Market Capitalization - $-Weighted Average                   3.37 Bil
Number of Holdings                                                983


MONEY MANAGERS                                              STYLES

CapitalWorks Investment Partners, LLC                  Growth
David J. Greene & Co., LLC                             Value
Delphi Management, Inc.                                Value
GlobeFlex Capital, L.P.                                Market-Oriented
Jacobs Levy Equity Management, Inc.                    Value
Sirach Capital Management, Inc.                        Growth
TimesSquare Capital Management, Inc.                   Growth
Westpeak Investment Advisors, L.P.                     Market-Oriented


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Equity II Fund Class I assumes initial investment on November 1, 1990.

** Russell 2500/(TM)/ Index is composed of the bottom 500 stocks the Russell 1000/(R)/ Index and all the stocks in the Russell 2000/(R)/ Index. The largest security in this Index has a market capitalization of about $4.0 billion. The Russell 2500/(TM)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Equity II Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Equity II Fund Class I performance has been linked with Class Y to provide historical perspective.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                               Equity II Fund 22

EQUITY II FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

COMMON STOCKS - 93.2%
AUTO AND TRANSPORTATION - 2.9%
American Axle & Manufacturing
 Holdings, Inc. (a)                                       4,000             50
American Freightways Corp. (a)                           47,900            769
Arkansas Best Corp. (a)                                  10,400            166
AutoNation, Inc. (a)                                     74,000            500
AutoZone, Inc. (a)                                       66,000          1,770
Avis Rent A Car, Inc. (a)                                 7,900            236
Bandag, Inc.                                              4,400            157
C.H. Robinson Worldwide, Inc.                            28,100          1,537
Continental Airlines, Inc. Class B (a)                    4,500            236
Cooper Tire & Rubber Co.                                 22,500            246
Dana Corp.                                                7,800            173
Dollar Thrifty Automotive
 Group, Inc. (a)                                         48,200            741
Dura Automotive Systems, Inc. (a)                        10,700             90
EGL, Inc. New (a)                                         4,400            125
Expeditors International of
 Washington, Inc.                                        35,800          1,850
FedEx Corp. (a)                                          35,000          1,640
Fleetwood Enterprises, Inc.                               7,400             98
GATX Corp.                                               27,400          1,153
Goodyear Tire & Rubber Co.                                7,800            144
Lear Corp. (a)                                            7,300            199
Mesa Airlines, Inc. (a)                                 102,400            595
Monaco Coach Corp. (a)                                   12,500            213
Navistar International Corp. (a)                         38,800          1,283
Newport News Shipbuilding, Inc.                          21,700          1,067
Offshore Logistics, Inc. (a)                              7,800            134
Polaris Industries, Inc.                                 13,400            466
Roadway Express, Inc.                                     5,900            120
Ryder System, Inc.                                      133,400          2,635
Skywest, Inc.                                             8,500            429
Sonic Automotive, Inc. (a)                               27,900            249
Superior Industries International, Inc.                  45,500          1,550
Thor Industries, Inc.                                    15,400            308
Tower Automotive, Inc. (a)                               13,500            149
UAL Corp.                                                36,500          1,385
USFreightways Corp.                                      54,400          1,394
Visteon Corp.                                             5,400             96
Wabash National Corp.                                    15,600            125
Wabtec Corp.                                             51,200            518
Wisconsin Central Transportation
 Corp. (a)                                               10,400            133
XTRA Corp. (a)                                            2,000             91
Yellow Corp. (a)                                         16,300            291
                                                                    ----------
                                                                        25,111
                                                                    ----------

CONSUMER DISCRETIONARY - 13.6%
Aaron Rents, Inc.                                         9,000            151
Abercrombie & Fitch Co. Class A (a)                      77,000          1,814
ABM Industries, Inc.                                      4,400            123
AC Nielsen Corp. (a)                                      4,700            113
Advo Systems, Inc. (a)                                   38,000          1,399
Agribrands International, Inc. (a)                        2,100             91
American Greetings Corp. Class A                        120,200          2,185
Anchor Gaming (a)                                         2,000            170
AnnTaylor Stores Corp. (a)                               59,000          1,770
Apollo Group, Inc. Class A (a)                           22,400            875
Applebee's International, Inc.                            4,600            139
Argosy Gaming Co. (a)                                    55,400            900
Aztar Corp. (a)                                          59,100            894
Bacou USA, Inc. (a)                                       3,800             95
Banta Corp.                                              84,600          1,951
Barnes & Noble, Inc. (a)                                  6,500            123
Belo (A.H.) Corp. Class A                                11,900            228
BJ's Wholesale Club, Inc. (a)                             7,000            231
Black & Decker Corp.                                      4,200            158
Blockbuster Entertainment Corp.                           1,300             12
Borders Group, Inc. (a)                                   6,600             92
Bowne & Co., Inc.                                        30,900            259
Brown Shoe Co., Inc.                                      6,300             62
Brunswick Corp.                                          91,400          1,777
Buckeye Technologies, Inc. (a)                           25,300            433
Callaway Golf Co.                                         7,100            114
Career Education Corp. (a)                               22,000            854
Catalina Marketing Corp. (a)                              3,100            122
Cato Corp. Class A                                        9,300            111
CBRL Group, Inc.                                         34,100            607
CEC Entertainment, Inc. (a)                              22,825            728
Charming Shoppes, Inc. (a)                               28,600            172
Claire's Stores, Inc.                                    65,500          1,318
Coldwater Creek, Inc. (a)                                 4,400            130
Columbia Sportswear Co. (a)                               8,000            338
Copart, Inc. (a)                                         10,700            161
Corporate Executive Board
 Company, (The) (a)                                      48,000          2,214
Cox Radio, Inc. Class A (a)                              14,600            332
Crestline Capital Corp. (a)                               7,300            152
Darden Restaurants, Inc.                                 18,100            407
DeVry, Inc. (a)                                          61,900          2,286
Diamond Technology
 Partners, Inc. (a)                                      33,900          1,515
Dollar Tree Stores, Inc. (a)                             28,350          1,107
Dress Barn, Inc. (a)                                     10,900            273
Emmis Broadcasting Corp.
 Class A (a)                                             35,000            934

23 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Energizer Holdings, Inc. (a)                              6,500            128
Entercom Communications Corp. (a)                        10,900            427
Extended Stay America, Inc. (a)                          39,500            486
F.Y.I., Inc. (a)                                         16,700            669
Fairfield Communities, Inc. (a)                          10,500            133
Federated Department Stores, Inc. (a)                    47,100          1,534
Footstar, Inc. (a)                                       56,900          2,041
Furniture Brands International, Inc. (a)                 49,300            832
Gemstar-TV Guide
 International, Inc. (a)                                  9,700            664
Genesco, Inc. (a)                                        10,300            183
Genlyte Group, Inc. (The) (a)                             5,000            126
Grey Global Group, Inc.                                   4,270          2,370
Guess?, Inc. (a)                                          5,500             41
Guitar Center, Inc. (a)                                   6,800             90
Handleman Co. (a)                                        12,700            125
Harman International Industries, Inc.                     2,200            106
Harrah's Entertainment, Inc. (a)                          8,300            238
Harte Hanks Communications                               56,200          1,243
Haverty Furniture Co., Inc.                              17,400            196
Hearst-Argyle Television, Inc. (a)                       49,500            888
Hilton Hotels Corp.                                      18,300            174
Hispanic Broadcasting Corp. (a)                           4,000            125
IHOP Corp. (a)                                            2,120             45
Information Holdings, Inc. (a)                            2,700             70
Interpublic Group Cos., Inc.                             42,250          1,814
Isle of Capri Casinos, Inc. (a)                           5,500             60
Jones Apparel Group, Inc. (a)                             6,700            186
K-Swiss, Inc. Class A                                     4,000            110
Kelly Services, Inc. Class A                              6,400            142
Kenneth Cole Productions, Inc.
 Class A                                                  2,600            118
Knight-Ridder, Inc.                                      31,000          1,558
Lamar Advertising Co. Class A (a)                        33,700          1,605
Landry's Seafood Restaurants, Inc.                       25,100            202
Learning Tree International, Inc. (a)                    19,200            865
Lee Enterprises, Inc.                                    39,500          1,091
Lexar Media, Inc. New (a)                               166,600          1,229
Libbey, Inc.                                              5,300            144
Liz Claiborne, Inc.                                       2,600            111
Lone Star Steakhouse & Saloon                             8,600             73
Mandalay Resort Group (a)                                19,500            406
Manpower, Inc.                                           34,500          1,201
MAXIMUS, Inc. (a)                                        21,900            538
McClatchy Co. (The) Class A                              45,200          1,718
McGraw-Hill, Inc.                                        35,000          2,246
Men's Wearhouse (The), Inc. (a)                          23,000            673
Meredith Corp.                                           19,800            629
MGM Grand, Inc.                                          30,000          1,037
Michaels Stores, Inc. (a)                                21,300            517
Modis Professional Services, Inc. (a)                    72,000            297
MSC Industrial Direct Co., Inc.
 Class A (a)                                              9,000            134
Musicland Stores Corp. (a)                               19,100            155
Nautica Enterprises, Inc. (a)                             6,800             85
Neiman Marcus Group, Inc. (The)
 Class A (a)                                             23,700            880
Nu Skin Enterprises, Inc. Class A (a)                    15,600             85
Oakley, Inc. (a)                                         39,400            827
On Assignment, Inc. (a)                                  86,400          2,176
Outback Steakhouse, Inc. (a)                             25,800            735
Park Place Entertainment Corp. (a)                      171,900          2,191
PC Connection, Inc. (a)                                   8,300            226
Penn National Gaming, Inc. (a)                            6,800            117
Penton Media, Inc.                                      112,661          3,443
Phillips-Van Heusen Corp.                                15,700            186
Pier 1 Imports, Inc.                                    172,000          2,279
Pinnacle Entertainment, Inc. (a)                         27,300            623
Pittston Brink's Group                                   75,200          1,194
Playtex Products, Inc. (a)                               83,700            847
Polo Ralph Lauren Corp. Class A (a)                      56,700          1,113
Pomeroy Computer
 Resources, Inc. (a)                                      4,000             70
Pre-paid Legal Services, Inc. (a)                        79,300          3,479
Prime Hospitality Corp. (a)                              27,900            265
R.H. Donnelley Corp. (a)                                 40,200            910
Radio One, Inc. New (a)                                  16,300            127
RARE Hospitality
 International, Inc. (a)                                  7,200            167
Reader's Digest Association, Inc.
 Class A                                                  3,500            128
Reebok International, Ltd. (a)                            7,300            157
Regis Corp.                                               7,500            113
Rent-A-Center, Inc. (a)                                  16,800            490
Robert Half International, Inc. (a)                      26,500            808
Ross Stores, Inc.                                        80,400          1,060
Ruby Tuesday, Inc.                                       53,300            723
Russell Corp.                                            13,800            221
Ryan's Family Steak Houses, Inc. (a)                    121,300          1,008
Sabre Holdings, Corp.                                    35,600          1,190
Saks, Inc. (a)                                            8,000             82
Salton, Inc. (a)                                         33,750            772
Scholastic Corp. (a)                                     13,200          1,053
School Specialty, Inc. (a)                                3,800             57
Schultz Sav-o Stores, Inc.                               63,750            701
SCP Pool Corp. (a)                                        3,900            100
Scripps (E.W.) Co. Class A                               37,600          2,197
Skechers U.S.A., Inc. Class A New (a)                    10,900            166
Spiegel, Inc. Class A                                    35,000            243
Springs Industries, Inc.                                 19,800            467
Stanley Works (The)                                       4,100            109

                                                               Equity II Fund 24

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Starwood Hotels & Resorts
 Worldwide, Inc.                                         16,400            486
Station Casinos, Inc. (a)                                 6,750            109
Stein Mart, Inc. (a)                                      7,100            110
Sylvan Learning Systems, Inc. (a)                         2,600             40
Talbots, Inc.                                            26,900          2,127
TETRA Technologies, Inc. (a)                             55,700          1,932
Tiffany & Co.                                            60,900          2,600
Timberland Co. Class A (a)                               20,400          1,053
TMP Worldwide, Inc. (a)                                   2,200            153
Topps Co., Inc. (a)                                      85,600            773
Toro Co.                                                 12,800            448
Toys "R" Us, Inc. (a)                                    11,100            191
True North Communications, Inc.                          21,300            803
Tupperware Corp.                                          4,000             69
Tweeter Home Entertainment Group,
 Inc. New                                                12,300            295
United Natural Foods, Inc. (a)                            9,400            117
United Stationers, Inc. (a)                              53,900          1,614
United Television, Inc.                                  11,000          1,474
URS Corp. (a)                                             9,200            118
Valassis Communications, Inc. (a)                         3,900            108
Valuevision International, Inc.
 Class A (a)                                              3,800             77
Venator Group, Inc. (a)                                  82,000          1,158
Viad Corp.                                               42,400            906
Wackenhut Corp. (a)                                       2,300             29
Warnaco Group, Inc. Class A                              12,600             33
Washington Post Co (The), Class B                         3,700          1,975
Zale Corp. (a)                                           61,400          2,080
                                                                    ----------
                                                                       116,461
                                                                    ----------

CONSUMER STAPLES - 3.5%
Alberto-Culver Co. Class A                               58,500          1,623
Block Drug Co., Inc. Class A                             38,739          2,027
Coca-Cola Bottling Co. Consolidated                      24,500            870
Constellation Brands, Inc. Class A (a)                   24,600          1,199
Coors (Adolph) Co. Class B                               26,900          1,713
Dean Foods Co.                                           13,600            435
Dole Food Co., Inc.                                      37,700            455
Fleming Cos., Inc.                                       23,500            333
Hormel Foods Corp.                                       51,100            859
International Multifoods Corp.                           15,800            268
Interstate Bakeries Corp.                                60,600            848
Keebler Foods Co.                                         3,800            154
McCormick & Co., Inc.                                     7,600            241
Michael Foods, Inc.                                       4,800            129
Pathmark Stores, Inc. New (a)                             3,200             50
Pepsi Bottling Group, Inc. (The)                        183,500          6,355
Performance Food Group Co. (a)                           10,300            412
R.J. Reynolds Tobacco Holdings, Inc.                    107,300          3,836
Ralcorp Holdings, Inc. (a)                               16,900            238
Robert Mondavi Corp. Class A (a)                          5,100            227
Smithfield Foods, Inc. (a)                               35,600          1,021
Suiza Foods Corp. (a)                                    53,100          2,459
SuperValu, Inc.                                          59,500            915
Tootsie Roll Industries, Inc.                            44,404          1,704
Universal Corp.                                          19,500            546
Whitman Corp.                                            37,000            481
Whole Foods Market, Inc. (a)                              4,600            212
                                                                    ----------
                                                                        29,610
                                                                    ----------

FINANCIAL SERVICES - 16.7%
ACE, Ltd.                                                25,700          1,009
Advanta Corp. Class A                                   122,600          1,241
Affiliated Managers Group, Inc. (a)                      42,900          2,579
Alexandria Real Estate Equities, Inc. (e)6,700              227
Allmerica Financial Corp.                                38,000          2,396
Ambac Financial Group, Inc.                               6,800            543
American Financial Group, Inc.                           10,900            234
American National Insurance Co.                           1,100             74
AmeriCredit Corp. (a)                                    84,200          2,263
AmerUs Group Co. (a)                                     13,000            343
Amli Residential Properties Trust (e)                       600             14
Andover Bancorp, Inc.                                     1,600             48
Arden Realty Group, Inc. (e)                              3,031             73
Associated Banc-Corp                                      5,500            132
Astoria Financial Corp.                                  35,900          1,346
Avalonbay Communities, Inc. (e)                           4,072            187
BancWest Corp.                                           15,100            309
Bank of Granite Corp.                                     4,200             97
Banknorth Group, Inc.                                    87,200          1,581
Bay View Capital Corp.                                   20,700            168
Bear Stearns Companies Inc. (The)                        33,599          2,037
Bedford Property Investors, Inc. (e)                     17,947            353
BlackRock, Inc. New (a)                                   4,300            183
Boston Properties, Inc. (e)                               2,093             85
Boykin Lodging Co. (e)                                    7,980             72
BRE Properties, Inc. (e)                                  5,340            169
Brookline Bancorp, Inc.                                   3,200             34
Burnham Pacific Properties, Inc. (e)                     31,600            172
Capital Automotive                                       22,300            287
Capitol Federal Financial                                22,700            328
Catellus Development Corp. (a)(e)                        41,400            753
Cathay Bancorp, Inc.                                     13,400            651
CBL & Associates Properties, Inc. (e)                    12,600            291
Charter One Financial, Inc.                              46,133          1,058
Chelsea GCA Realty, Inc. (e)                             22,100            713
Citizens Banking Corp.                                    1,000             24
City National Corp.                                      38,300          1,317
Colonial BancGroup, Inc.                                 87,000            767
Commerce Bancorp, Inc.                                    3,417            207

25 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Commerce Bancshares, Inc.                                 7,470            268
Commerce Group, Inc.                                     11,700            299
Commonwealth Bancorp, Inc.                                8,500            126
Community Bank System, Inc.                              53,100          1,290
CompuCredit Corp. (a)                                     2,400             73
Concord EFS, Inc. (a)                                    82,100          3,387
Conseco, Inc.                                           219,000          1,519
Cousins Properties, Inc. (e)                             15,900            413
Crescent Real Estate Equities, Inc. (e)                  14,926            300
Cullen Frost Bankers, Inc.                               20,400            680
Delphi Financial Group, Inc. (a)                          2,100             78
Dime Bancorp, Inc.                                       19,000            464
Dime Community Bancorp, Inc.                             12,400            274
Doral Financial Corp.                                     4,800             86
Downey Financial Corp.                                   23,500          1,122
Duke-Weeks Realty Corp. (e)                              98,477          2,333
East West Bancorp, Inc.                                  21,000            395
EastGroup Properties, Inc. (e)                           13,700            279
Eaton Vance Corp.                                        25,600          1,275
Edwards (A.G.), Inc.                                     12,400            629
Enhance Financial Services
 Group, Inc.                                              5,800             67
Entertainment Properties Trust (e)                        9,900            110
Everest Re Group, Ltd.                                   23,700          1,389
F&M National Corp.                                        5,300            137
FBL Financial Group, Inc. Class A                         2,700             43
Federated Investors, Inc. Class B                        38,050          1,108
FelCor Lodging Trust, Inc. (e)                           52,278          1,147
Fidelity National Financial, Inc.                         5,300            130
Financial Federal Corp. (a)                               3,800             81
FINOVA Group, Inc.                                      143,500            368
First Bancorp                                             5,600            128
First Commonwealth Financial Corp.                        2,600             26
First Federal Capital Corp.                               6,500             76
First Industrial Realty Trust, Inc. (e)                  30,500            942
First Tennessee National Corp.                            7,300            168
FirstFed Financial Corp. (a)                             23,400            597
FirstMerit Corp.                                          1,800             41
Frontier Financial Corp.                                  3,700             69
Gabelli Asset Management,
 Inc. New (a)                                             2,900            104
Gallagher (Arthur J.) & Co.                              14,500            915
GBC Bancorp                                              32,100          1,019
Golden State Bancorp, Inc.                               56,600          1,479
Great Lakes, Inc.                                         4,800             81
Greater Bay Bancorp                                      34,200          1,114
Greenpoint Financial Corp.                               54,400          1,618
Hamilton Bancorp, Inc. (a)                                9,600            142
Harbor Florida Bancshares, Inc.                           9,500            116
Heller Financial, Inc. Class A                           41,300          1,208
Hibernia Corp. Class A                                   53,100            634
Hospitality Properties Trust                             33,700            727
Host Marriott Corp. (e)                                  90,481            961
HRPT Properties Trust (e)                                22,900            147
Imperial Bancorp (a)                                    107,908          2,623
Independence Community Bank Corp.                        14,400            211
IndyMac Mortgage Holdings, Inc.                           6,300            132
Innkeepers USA Trust (e)                                 44,982            458
Investment Technology Group (a)                          25,600            922
Investors Financial Services Corp.                       52,300          3,749
IPC Holdings, Ltd.                                       74,500          1,518
IRT Property Co. (e)                                     12,200            100
IStar Financial Inc. (e)                                 30,300            606
Jack Henry & Associates, Inc.                            33,600          1,846
Jefferies Group, Inc.                                    58,400          1,591
LaBranche & Co., Inc. New (a)                             9,400            372
LandAmerica Financial Group, Inc.                         6,600            195
LaSalle Hotel Properties (e)                             13,100            188
Legg Mason, Inc.                                         38,200          1,984
Leucadia National Corp.                                  22,400            557
Liberty Corp.                                             5,800            201
LNR Property Corp. (e)                                   67,200          1,453
Mack-Cali Realty Corp. (e)                               14,200            385
MAF Bancorp, Inc.                                         2,400             58
Markel Corp. (a)                                         13,600          1,970
Medical Assurance, Inc. (a)                               2,540             35
Mercantile Bankshares Corp.                              15,300            576
MeriStar Hospitality Corp.                               40,770            780
Metris Companies, Inc.                                   42,575          1,378
Mid-America Apartment
 Communities, Inc. (e)                                    5,200            114
MONY Group, Inc. (The)                                   24,200            995
Moody's Corp. (a)                                        28,300            745
Morgan Keegan, Inc.                                      11,200            223
Nationwide Financial Services, Inc.
 Class A                                                 27,100          1,318
Neuberger Berman, Inc.                                    2,600            171
New Century Financial Corp. (a)                          11,100            128
New Plan Excel Realty Trust (e)                          54,400            670
North Fork Bancorp, Inc.                                 89,000          1,797
OceanFirst Financial Corp.                               10,400            217
Ocwen Financial Corp. (a)                                 9,700             57
Ohio Casualty Corp.                                      26,800            225
Old Republic International Corp.                         76,300          1,984
Pacific Century Financial Corp.                          69,800            886
Pacific Gulf Properties, Inc. (e)                        19,900            529
Pan Pacific Retail Properties, Inc. (e)                   3,000             61
Parkway Properties, Inc. (e)                              4,300            123
Paychex, Inc.                                            71,000          4,024
Penn Treaty American Corp. (a)                            5,700            109
Pennsylvania Real Estate
 Investment Trust (e)                                     3,800             65

                                                               Equity II Fund 26

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

People's Bank                                             4,000             81
PFF Bancorp, Inc.                                        16,300            297
PMI Group, Inc. (The)                                    16,950          1,252
Prentiss Properties Trust (e)                            14,600            370
Presidential Life Corp.                                   5,900             86
Price (T. Rowe) & Associates, Inc.                       43,000          2,010
Protective Life Corp.                                    38,500            890
Provident Bankshares Corp.                               11,903            225
Radian Group, Inc.                                       86,900          6,158
Raymond James Financial, Inc.                            32,200          1,089
Reckson Associates Realty Corp. (e)                      41,700            943
Regency Realty Corp. (e)                                 11,400            257
RenaissanceRe Holdings, Ltd.                             33,500          2,431
Republic Bancorp, Inc.                                    2,530             24
RFS Hotel Investors, Inc. (e)                            27,100            349
Richmond County Financial Corp.                          70,900          1,662
RightCHOICE Managed Care, Inc.
 Class A (a)                                             12,400            343
RLI Corp.                                                 2,300             90
Rollins Truck Leasing Corp.                              14,400             76
SAFECO Corp.                                             82,000          1,983
SEI Corp.                                                 4,300            390
Senior Housing Properties Trust (e)                      11,900            111
Silicon Valley Bancshares (a)                            79,300          3,657
SL Green Realty Corp. (e)                                22,700            609
Smith (Charles E.) Residential
 Realty, Inc. (e)                                        36,600          1,610
Southwest Bancorporation of
 Texas, Inc. (a)                                         24,900            907
Southwest Securities Group, Inc.                         30,980            875
Sovereign Bancorp, Inc.                                 246,524          2,049
Sovran Self Storage, Inc. (e)                            46,500            878
Spieker Properties, Inc. (e)                              6,436            356
Stancorp Financial Group, Inc.                           26,700          1,088
State Auto Financial Corp.                                5,700             77
State Street Corp.                                       18,300          2,283
Staten Island Bancorp, Inc.                              23,200            448
Sterling Bancshares, Inc.                                14,200            243
Stewart Information Services Corp.                        7,000            110
TCF Financial Corp.                                       9,500            384
Texas Regional Bancshares, Inc.
 Class A                                                 25,600            762
Torchmark Corp.                                          12,000            400
Trammell Crow Co. (a)                                     5,200             70
Triad Guaranty, Inc. (a)                                  5,300            154
Trustmark Corp.                                           4,800             91
Tucker Anthony Sutro Corp.                                6,500            150
U.S.B. Holding Co., Inc.                                  4,500             56
UMB Financial Corp.                                       1,650             56
Union Planters Corp.                                     28,702            970
Vornado Realty Trust (e)                                 41,520          1,445
Waddell & Reed Financial, Inc.
 Class A                                                 12,000            383
Washington Federal, Inc.                                  8,955            199
Watson Wyatt & Co. Holdings
 New (a)                                                 23,600            409
Webster Financial Corp.                                  56,500          1,377
Weingarten Realty Investors (e)                           9,100            382
Westamerica Bancorporation                               47,800          1,718
Whitney Holding Corp.                                     5,700            210
XL Capital, Ltd. Class A                                 28,000          2,153
                                                                    ----------
                                                                       142,552
                                                                    ----------

HEALTH CARE - 10.7%
Abgenix, Inc. (a)                                        12,200            964
Affymetrix, Inc. (a)                                     17,000            938
Alkermes, Inc. (a)                                       54,700          2,024
Alliance Pharmaceutical Corp. (a)                        51,700            730
AmeriPath, Inc. (a)                                      10,000            179
Andrx Group (a)                                          11,200            804
Arrow International, Inc.                                 2,300             92
Aurora Biosciences Corp. (a)                              1,500             91
Bard (C.R.), Inc.                                        74,600          3,125
Bausch & Lomb, Inc.                                      18,000            694
Bergen Brunswig Corp. Class A                           128,100          1,161
Bindley Western Industries, Inc.                         64,500          2,318
Biomet, Inc.                                              6,800            249
Caremark Rx, Inc. (a)                                   139,800          1,748
Celgene Corp. (a)                                         8,100            521
Cell Therapeutics, Inc. (a)                               7,100            475
Cephalon, Inc. (a)                                       13,000            695
Chiron Corp. (a)                                         11,100            480
Ciphergen Biosystems, Inc. New (a)                        2,000             63
Cooper Companies, Inc.                                   21,000            751
Cor Therapeutics, Inc. (a)                               19,000          1,072
Corixa Corp. (a)                                         56,600          2,515
Covance, Inc. (a)                                        44,400            383
Cubist Pharmaceuticals, Inc. (a)                         10,400            448
CuraGen Corp. (a)                                         1,900            122
Cytyc Corp. (a)                                           3,600            214
Datascope Corp.                                          13,200            453
DaVita, Inc. (a)                                         83,000            934
DENTSPLY International, Inc.                              2,700             94
Diagnostic Products Corp.                                 9,800            447
Drugstore.com, Inc. (a)                                  41,200            103
Dyax Corp. New (a)                                       14,000            518
Express Scripts, Inc. Class A (a)                         8,200            550
First Health Group Corp. (a)                             51,900          2,021
Foundation Health Systems, Inc. (a)                     239,600          4,837
Health Management Associates
 Class A (a)                                             67,700          1,341
HEALTHSOUTH Corp. (a)                                   404,800          4,858

27 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Henry Schein, Inc. (a)                                    8,300            202
Human Genome Sciences, Inc. (a)                          18,500          1,635
ICN Pharmaceuticals, Inc.                                24,200            921
IDEC Pharmaceuticals Corp. (a)                           15,200          2,981
IDEXX Laboratories, Inc. (a)                             32,500            780
Incyte Pharmaceuticals, Inc. (a)                         17,200            630
Informax, Inc. New (a)                                   35,100            974
Inhale Therapeutic Systems, Inc. (a)                     10,700            532
Invacare Corp.                                            4,200            120
Invitrogen Corp. (a)                                     22,000          1,673
IVAX Corp. (a)                                           17,600            766
King Pharmaceuticals, Inc. (a)                           39,112          1,753
Large Scale Biology Corp. New (a)                        34,800            644
LifePoint Hospitals, Inc. (a)                            18,300            709
Lincare Holdings, Inc. (a)                               65,000          2,734
Maxim Pharmaceuticals, Inc. (a)                          17,400            773
Medarex, Inc. (a)                                        29,000          1,771
Medicines Co. (The) New (a)                              20,400            609
MedImmune, Inc. (a)                                      10,600            692
Medquist, Inc. (a)                                       20,000            221
Mentor Corp.                                             13,100            229
Mid Atlantic Medical
 Services, Inc. (a)                                      37,000            629
MiniMed, Inc. (a)                                        18,900          1,379
Mylan Laboratories, Inc.                                  8,300            232
National Data Corp.                                       9,100            347
NBTY, Inc. (a)                                           16,000            103
Neurocrine Biosciences, Inc. (a)                         16,300            626
Noven Pharmaceuticals, Inc. (a)                           7,900            351
Ocular Sciences, Inc. (a)                                 9,200            113
Omnicare, Inc.                                           38,700            677
Orthodontic Centers of
 America, Inc. (a)                                       23,200            774
OSI Pharmaceuticals, Inc. (a)                            21,000          1,502
Owens & Minor, Inc., Holding Co.                         38,900            588
Oxford Health Plans, Inc. (a)                            80,600          2,715
PacifiCare Health Systems, Inc. (a)                      33,300            345
Parexel International Corp. (a)                          22,800            198
Patterson Dental Co. (a)                                  3,500            109
Perrigo Co. (a)                                          41,000            269
POZEN, Inc. (a)                                          32,000            512
PRAECIS Pharmaceuticals, Inc. (a)25,400                     641
Professional Detailing, Inc. (a)                          3,200            283
Province Healthcare Co. (a)                              42,300          1,777
QLT PhotoTherapeutics, Inc. (a)                           5,700            283
Quest Diagnostics, Inc. (a)                              30,500          2,936
Quintiles Transnational Corp.                            52,200            724
RehabCare Group, Inc. (a)                                 5,200            225
Renal Care Group, Inc. (a)                               30,100            705
Respironics, Inc. (a)                                    16,800            329
SpaceLabs, Inc. (a)                                      37,900            400
St. Jude Medical, Inc. (a)                                6,300            347
Syncor International Corp. (a)                           21,300            535
Techne Corp. (a)                                          1,100            123
Tenet Healthcare Corp.                                   61,200          2,406
Teva Pharmaceutical
 Industries, Ltd. - ADR                                  17,400          1,029
Thermo Cardiosystems, Inc. (a)                           13,400            110
Trigon Healthcare, Inc. (a)                              22,700          1,627
United Therapeutics Corp. New (a)                        11,200            599
Universal Health Services, Inc.
 Class B (a)                                             25,300          2,122
Varian Medical Systems, Inc. (a)                         41,100          2,009
Vital Signs, Inc.                                           200              6
                                                                    ----------
                                                                        91,046
                                                                    ----------

INTEGRATED OILS - 1.0%
Cross Timbers Oil Co.                                   162,887          3,064
Helmerich & Payne, Inc.                                  82,700          2,600
Murphy Oil Corp.                                         25,700          1,489
Tesoro Petroleum Corp. (a)                               20,000            208
Unocal Corp.                                             40,500          1,382
                                                                    ----------
                                                                         8,743
                                                                    ----------

MATERIALS AND PR OCESSING - 4.8%
Advanced Energy Industries, Inc. (a)                      8,300            142
AK Steel Holding Corp.                                   93,100            861
Albany International Corp. Class A (a)                   14,000            151
Albemarle Corp.                                          17,900            415
Allegheny Technologies, Inc.                             26,000            527
AMCOL International Corp.                                 4,100             30
American Standard Cos., Inc. (a)                          3,800            174
AptarGroup, Inc.                                         57,600          1,191
Arch Chemicals, Inc.                                     14,900            290
Ball Corp.                                               22,000            773
Boise Cascade Corp.                                      86,100          2,470
Bowater, Inc.                                             6,100            330
Brookfield Properties Corp.                               6,200             95
Brush Wellman, Inc.                                       5,200            106
Cabot Corp.                                               5,600            123
Calgon Carbon Corp.                                      86,100            506
Carlisle Cos., Inc.                                      21,300            887
Carpenter Technology Corp.                               14,000            434
Centex Corp.                                             65,000          2,405
Century Aluminum Co.                                      9,400             80
Chemed Corp.                                             10,600            348
Commercial Metals Co.                                     8,800            240
Cytec Industries, Inc. (a)                                3,000            104
Delta and Pine Land Co.                                   5,800            142
Eastman Chemical Co.                                      5,500            235
Elcor Chemical Corp.                                      8,000            125
Engelhard Corp.                                           7,000            146

                                                               Equity II Fund 28

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)                                        14,300            114
Georgia Gulf Corp.                                       10,300            138
Georgia-Pacific Corp. (Timber Group)                      3,100             88
Georgia-Pacific Group                                    48,900          1,314
Harland (John H.) Co.                                    21,600            300
Hughes Supply, Inc.                                      18,800            353
IMC Global, Inc.                                         22,000            285
Insituform Technologies, Inc.
 Class A (a)                                              5,000            178
Kaufman & Broad Home Corp.                               49,200          1,464
Kaydon Corp.                                             28,700            630
Lafarge Corp.                                            33,100            625
Lennox International, Inc.                                6,900             55
Lyondell Petrochemical Co.                               17,300            249
MacDermid, Inc.                                          16,300            350
Martin Marietta Materials, Inc.                          23,900            918
Maverick Tube Corp. (a)                                  22,700            353
Mead Corp.                                                3,100             90
Minerals Technologies, Inc.                              36,200          1,134
Mueller Industries, Inc. (a)                              3,500             81
NCI Building Systems, Inc. (a)                            4,800             75
Newmont Mining Corp.                                      9,600            130
NL Industries, Inc.                                      23,900            565
Nucor Corp.                                              44,500          1,544
Olin Corp.                                               88,700          1,574
OM Group                                                 15,000            694
P.H. Glatfelter Co.                                      10,900            114
Paxar Corp. (a)                                          18,100            148
Phelps Dodge Corp.                                        7,800            365
Plum Creek Timber Co., Inc.                              47,600          1,234
Pope & Talbot, Inc.                                       7,800            121
Precision Castparts Corp.                                70,200          2,650
Reliance Steel & Aluminum Co.                             1,000             24
Sealed Air Corp. New (a)                                 13,400            644
Sherwin-Williams Co.                                      7,400            160
Sigma Aldrich Corp.                                       5,000            179
Solutia, Inc.                                             6,700             85
Southdown, Inc.                                           5,800            411
Spartech Corp.                                           16,300            252
SPS Technologies, Inc. (a)                               35,600          1,837
St. Joe Co. (The)                                        55,700          1,124
Standex International Corp.                               3,700             68
Temple-Inland, Inc.                                       2,400            107
Texas Industries, Inc.                                   51,600          1,203
Timken Co.                                                5,500             77
USG Corp.                                                16,800            287
USX-U.S. Steel Group                                     46,800            746
W.R. Grace & Co. (a)                                     57,000            217
Washington Group
 International, Inc. (a)                                 11,400            120
Waters Corp. (a)                                          9,200            668
Webb (Del E.) Corp. (a)                                  23,100            621
Westvaco Corp.                                            7,100            202
Worthington Industries, Inc.                             51,400            492
                                                                    ----------
                                                                        40,787
                                                                    ----------

MISCELLANEOUS - 0.5%
Bright Horizons Family
 Solutions, Inc. (a)                                      6,200            153
Corinthian Colleges, Inc. New (a)                        14,900          1,023
Descartes Systems
 Group, Inc. (The) (a)                                   76,200          3,086
Education Management Corp.                                4,100            127
                                                                    ----------
                                                                         4,389
                                                                    ----------

OTHER ENERGY - 5.9%
Barrett Resources Corp. (a)                              26,900            978
Berry Petroleum Co. Class A                              20,000            344
BJ Services Co. (a)                                      29,200          1,531
Brown (Tom), Inc. (a)                                    13,400            307
Cleco Corp.                                               6,500            309
CONSOL Energy, Inc.                                       4,400             75
Cooper Cameron Corp. (a)                                 15,800            861
Devon Energy Corp.                                       27,300          1,376
Diamond Offshore Drilling, Inc.                          10,600            366
EEX Corp. (a)                                            30,700            144
ENSCO International, Inc.                                15,600            519
EOG Resources, Inc.                                      38,300          1,508
Global Industries, Inc. (a)                              31,150            327
Global Marine, Inc. (a)                                  68,065          1,804
HS Resources, Inc. (a)                                   19,600            610
Key Production, Inc. (a)                                  6,200            136
Kinder Morgan, Inc.                                      52,700          2,032
Louis Dreyfus Natural Gas Corp. (a)                      55,100          1,767
Nabors Industries, Inc. (a)                              60,807          3,095
Noble Drilling Corp. (a)                                 44,500          1,850
Northwestern Corp.                                        6,600            146
Ocean Energy, Inc. (a)                                   10,100            140
ONEOK, Inc.                                              20,000            793
Patterson Energy, Inc. (a)                                4,900            137
Pioneer Natural Resources Co. (a)                        74,500            973
Pogo Producing Co.                                       27,100            678
Pride International, Inc. (a)                            52,900          1,339
Rowan Cos., Inc. (a)                                     67,700          1,705
Santa Fe International Corp.                             69,900          2,551
Seacor Holdings, Inc. (a)                                 2,850            119
Seitel, Inc. (a)                                         29,900            449
Sempra Energy                                            17,700            366
Smith International, Inc. (a)                            51,300          3,616
Sunoco, Inc.                                             79,300          2,374
Talisman Energy, Inc. (a)                                42,900          1,333

29 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Tidewater, Inc.                                          74,500          3,440
Transocean Sedco Forex, Inc.                             15,000            795
Ultramar Diamond Shamrock Corp.                          86,500          2,271
UTI Energy Corp. (a)                                      7,600            152
Valero Energy Corp.                                      61,400          2,030
Varco International, Inc. (a)                           118,233          2,040
Vintage Petroleum, Inc.                                 159,050          3,360
                                                                    ----------
                                                                        50,746
                                                                    ----------

PRODUCER DURABLES - 7.0%
Actuant Corp. Class A (a)                                65,700            238
AGCO Corp.                                               49,900            568
American Superconductor Corp. (a)                        13,800            659
Applied Industrial Technology, Inc.                      11,100            188
APW, Ltd. (a)                                            31,800          1,469
Armor Holdings, Inc. (a)                                  7,200            112
B.F. Goodrich Co.                                         7,800            319
Beckman Coulter, Inc.                                     4,300            301
Belden, Inc.                                              5,300            137
Briggs & Stratton Corp.                                   2,500             89
Brooks Automation, Inc. (a)                              34,500            914
Celestica, Inc. (a)                                      23,000          1,653
Cognex Corp. (a)                                          2,800             93
Cohu, Inc.                                               54,000            851
CoorsTek, Inc. (a)                                       45,400          1,331
Credence Systems Corp. (a)                               29,100            546
Crossmann Communities, Inc. (a)                           7,000            126
CTS Corp.                                                 2,000             86
Cummins Engine Co., Inc.                                  5,600            190
D.R. Horton, Inc.                                       144,834          2,679
Diebold, Inc.                                            43,300          1,126
Donaldson Co., Inc.                                      14,800            335
Efficient Networks, Inc. (a)                             80,700          3,384
Electroglas, Inc. (a)                                    64,500            903
EMCOR Group, Inc. (a)                                    14,700            380
ESCO Technologies, Inc. (a)                               4,500             82
GenCorp, Inc.                                            33,300            279
General Cable Corp.                                      15,200             91
General Dynamics Corp.                                   28,000          2,004
General Semiconductor, Inc. (a)                           6,700             77
GenRad, Inc. (a)                                         14,200            130
Grant Prideco, Inc. (a)                                   5,100             95
Hubbell, Inc. Class B                                    22,300            534
ITT Industries, Inc.                                     17,900            583
JLG Industries, Inc.                                     40,800            569
Johnson Controls, Inc.                                   25,100          1,497
Kaman Corp. Class A                                      19,600            281
Kennametal, Inc.                                          2,800             82
Kent Electronics Corp. (a)                               24,600            458
KLA Tencor Corporation (a)                               34,500          1,164
Kulicke & Soffa Industries, Inc. (a)                     71,700          1,053
Lennar Corp.                                            108,900          3,498
Littlefuse, Inc. (a)                                     20,500            593
Litton Industries, Inc. (a)                              36,600          1,901
M.D.C. Holdings, Inc.                                    17,700            485
Mettler-Toledo International, Inc. (a)                    4,400            205
Micrel, Inc. (a)                                          3,300            149
Miller (Herman), Inc.                                    13,100            342
Millipore Corp.                                          24,900          1,307
Moog, Inc. (a)                                            4,200            122
National-Oilwell, Inc. (a)                               56,800          1,661
Northrop Grumman Corp.                                    6,600            554
Novellus Systems, Inc. (a)                               10,400            425
NVR, Inc. (a)                                            30,000          3,102
Orbital Sciences Corp. Class A (a)                       53,500            425
Pall Corp.                                               57,500          1,240
Penn Engineering &
 Manufacturing Corp.                                     18,500            700
Plexus Corp. (a)                                         17,400          1,097
Power-One, Inc. (a)                                      13,800            979
Presstek, Inc. (a)                                        5,500             86
Primex Technologies, Inc.                                12,600            369
Pulte Corp.                                              51,500          1,716
Republic Services, Inc. (a)                               5,100             69
Ryland Group, Inc. (The)                                 13,300            429
Sawtek, Inc. (a)                                          2,700            137
Sensormatic Electronics Corp. (a)                        10,000            180
SPX Corp. (a)                                             4,700            581
Standard Pacific Corp.                                   38,000            713
Starrett (L.S.) Co. Class A                              24,000            401
Steelcase, Inc. Class A                                  48,500            855
Technitrol, Inc.                                          1,800            200
Tektronix, Inc.                                           2,600            185
Teleflex, Inc.                                           18,500            639
Teradyne, Inc. (a)                                       22,800            713
Terex Corp. (a)                                          17,400            214
Textron, Inc.                                            28,100          1,417
Thermo Electron Corp. (a)                                 8,600            249
Thomas & Betts Corp.                                     11,300            171
Toll Brothers, Inc. (a)                                  75,200          2,444
Triquint Semiconductor, Inc. (a)                          9,400            360
UNOVA, Inc. (a)                                          59,300            285
Varian, Inc. New (a)                                      2,000             62
Veeco Instruments, Inc. (a)                               5,000            331
Watsco, Inc.                                              6,900             65
Watts Industries, Inc. Class A                            3,200             36
Woodhead Industries                                       6,800            148
York International Corp.                                  3,300             90
                                                                    ----------
                                                                        59,586
                                                                    ----------

TECHNOLOGY - 20.3%
Acacia Research Corp. (a)                                32,200          1,020

                                                               Equity II Fund 30

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Actel Corp. (a)                                           2,700             99
Acterna Corp. (a)                                        11,400            181
Activision, Inc. (a)                                     39,300            538
Actuate Corp. (a)                                        64,300          1,808
Adtran, Inc. (a)                                          2,400             91
Advanced Fibre Communications (a)                         4,600            150
Aeroflex, Inc. (a)                                       26,425          1,546
Affiliated Computer Services, Inc.
 Class A (a)                                              1,800            100
AGENCY.COM, Inc. New (a)                                 35,400            372
Allen Telecom, Inc. (a)                                  67,400          1,260
Alliance Semiconductor Corp. (a)                         76,700          1,529
Alliant Techsystems, Inc. (a)                             6,300            567
Alpha Industries, Inc. (a)                                2,200             88
American Management
 Systems, Inc. (a)                                       45,000            965
Amkor Technology, Inc. (a)                                4,000             90
Amphenol Corp. Class A (a)                                3,900            251
Anaren Microwave, Inc. (a)                               11,850          1,232
Andrew Corp. (a)                                          5,200            137
Anixter International, Inc. (a)                         137,900          3,344
Applied Micro Circuits Corp. (a)                          4,706            360
Arrow Electronics, Inc. (a)                             116,300          3,722
Art Technology Group, Inc. (a)                           36,700          2,303
Aspen Technology, Inc. (a)                               37,100          1,528
AudioCodes, Ltd. (a)                                      9,600            380
Audiovox Corp. Class A (a)                               25,000            341
Autodesk, Inc.                                           25,000            550
Avnet, Inc.                                             106,900          2,873
Avocent Corp. New (a)                                    18,899          1,341
AVX Corp.                                                81,600          2,336
AXENT Technologies, Inc. (a)                              5,500            106
Barra, Inc. (a)                                          23,800          1,453
BindView Development Corp. (a)                           42,500            329
BISYS Group, Inc. (a)                                    78,500          3,693
Black Box Corp. (a)                                       4,800            316
Bookham Technology PLC - ADR (a)                         10,500            352
Business Objects SA - ADR (a)                            22,800          1,796
CACI International, Inc. Class A (a)                     11,600            238
Cadence Design Systems, Inc. (a)                         38,600            992
Caliper Technologies Corp. New (a)                       20,000          1,126
Ceridian Corp. (a)                                        7,300            183
Check Point Software
 Technologies, Ltd. (a)                                   4,200            665
ChoicePoint, Inc. (a)                                    44,000          2,252
CIENA Corp. (a)                                          21,600          2,268
Cirrus Logic, Inc. (a)                                   51,000          2,196
Clarent Corp. (a)                                        19,600            608
Cognos, Inc. (a)                                         82,400          3,434
Comdisco, Inc.                                           77,200            951
Comverse Technology, Inc. (a)                            11,000          1,229
Covad Communications
 Group, Inc. (a)                                         89,900            475
Cree, Inc. (a)                                            1,500            149
Critical Path, Inc. (a)                                   8,600            417
Cubic Corp.                                               5,100            140
Cymer, Inc. (a)                                          17,100            425
Cypress Semiconductor Corp. (a)                          37,400          1,400
Dallas Semiconductor Corp.                                4,600            182
Dendrite International, Inc. (a)                         38,400            833
Digex, Inc. (a)                                           6,600            258
DMC Stratex Networks, Inc. (a)                           41,800            964
Documentum, Inc. (a)                                      5,500            466
DSP Group, Inc. (a)                                       2,100             60
DST Systems, Inc. (a)                                    81,700          5,035
eFunds Corp. New (a)                                     32,300            254
ePresence, Inc. (a)                                         100              1
Esterline Corp. (a)                                      10,500            234
Exar Corp. (a)                                            2,200             98
Extreme Networks, Inc. (a)                               37,300          3,094
FactSet Research Systems, Inc.                            6,800            258
Fair, Isaac and Co., Inc.                                 2,800            115
FileNet Corp. (a)                                        48,400          1,289
Floware Wireless Systems
 Ltd. New (a)                                            30,400            413
Forrester Research, Inc. (a)                              1,300             53
Freemarkets Inc. (a)                                     31,000          1,533
Galileo International, Inc.                             143,100          2,826
Galileo Technology, Ltd. (a)                             76,600          2,078
Genuity, Inc. New (a)                                    76,900            423
Haemonetics Corp. (a)                                     2,600             61
Harris Corp.                                            119,000          3,771
i2 Technologies, Inc. (a)                                 6,500          1,105
Ikon Office Solutions, Inc.                              16,800             55
InFocus Corp. (a)                                        21,200            937
Informatica Corp. (a)                                    16,700          1,578
InfoSpace.com, Inc. (a)                                  36,036            725
Ingram Micro, Inc. Class A (a)                           64,100          1,094
Insight Enterprises, Inc. (a)                            18,750            609
Integrated Device Technology, Inc. (a)                   29,200          1,644
Integrated Silicon Solution, Inc. (a)                    52,500            702
Internap Network Services Corp. (a)                      20,700            329
International Game Technology (a)                       107,500          3,936
International Rectifier Corp. (a)                        11,100            495
Internet Security Systems, Inc. (a)                      11,700          1,032
Intersil Holding Corp. New (a)                           25,600          1,226
Interwoven, Inc. (a)                                     28,500          2,872
IntraNet Solutions, Inc. (a)                             21,800          1,012
JDA Software Group, Inc. (a)                              6,400             95
Jupiter Media Metrix, Inc. New (a)                       33,500            450
Kana Communications, Inc. (a)                            20,000            469
Kemet Corp. (a)                                          98,500          2,746

31 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

L-3 Communications
 Holdings, Inc. (a)                                       9,400            620
Lam Research Corp. (a)                                    6,700            129
Lattice Semiconductor Corp. (a)                           6,000            176
Loral Space &
 Communications, Ltd. (a)                               206,500          1,174
LSI Logic Corp. (a)                                      33,400          1,097
Macromedia, Inc. (a)                                      7,450            574
Macrovision Corp. (a)                                     5,700            415
Manugistics Group, Inc. (a)                              18,600          2,117
MarchFirst, Inc. (a)                                     61,400            357
MatrixOne, Inc. New (a)                                  69,800          2,077
Mercury Interactive Corp. (a)                            24,100          2,674
Microchip Technology, Inc. (a)                           21,100            667
Micromuse, Inc. (a)                                      11,200          1,901
Microsemi Corp. (a)                                      20,800            833
N2H2, Inc. (a)                                            5,500              3
National Instruments Corp. (a)                           15,050            702
National Semiconductor Corp. (a)                         17,800            463
Natural Microsystems Corp. (a)                           29,000          1,307
NCR Corp. (a)                                            64,400          2,776
Netegrity, Inc. (a)                                      25,900          2,019
Netro Corp. (a)                                          18,000            392
Network Appliance, Inc. (a)                              23,000          2,737
Network Associates, Inc. (a)                              9,900            191
Newport Corp.                                            13,600          1,545
NVIDIA Corp. (a)                                          2,400            149
Oak Technology, Inc. (a)                                 29,100            817
Oplink Communications, Inc. New (a)                       6,300            154
Orbotech, Ltd. (a)                                       11,250            595
Park Electrochemical Corp.                               12,900            852
Pegasus Systems, Inc. (a)                                30,200            513
PeopleSoft, Inc. (a)                                     11,500            502
PerkinElmer, Inc.                                         1,800            215
Perot Systems Corp. Class A (a)                          18,400            183
Photronics, Inc. (a)                                     53,800          1,211
Pioneer-Standard Electronics, Inc.                       34,100            473
Pivotal Corp. New (a)                                    44,200          2,699
Pixelworks, Inc. New (a)                                  9,900            329
PMC - Sierra, Inc. (a)                                   14,100          2,395
Polycom, Inc. (a)                                        15,100            980
QLogic Corp. (a)                                          5,900            570
Quantum Corp. - DLT & Storage
 Systems (a)                                             87,800          1,317
Quantum Corp. - Hard Disk Drive (a)                      85,900            982
Quest Software, Inc. (a)                                 12,800            559
Rational Software Corp. (a)                               6,500            388
Redback Networks, Inc. (a)                                2,800            297
REMEC, Inc. (a)                                          92,100          2,717
RSA Security, Inc. (a)                                    9,200            532
Sandisk Corp. (a)                                        25,775          1,384
SCI Systems, Inc. (a)                                     6,500            280
Scott Technologies, Inc. (a)                              3,800             87
Semtech Corp. (a)                                         4,600            148
Silicon Storage Technology, Inc. (a)                     31,000            705
Spectrasite Holdings, Inc. New (a)                        4,200             83
Stamps.com, Inc. New (a)                                 10,000             39
StarTek, Inc. (a)                                         2,200             56
Stoneridge, Inc. (a)                                      9,000             88
SunGard Data Systems (a)                                 34,000          1,738
Sybase, Inc. (a)                                         16,800            351
Sycamore Networks, Inc. (a)                              14,200            900
Symantec Corp. (a)                                       26,100          1,018
Tekelec, Inc. (a)                                        13,400            493
Teledyne Technologies, Inc. (a)                          49,300          1,236
THQ, Inc. (a)                                            25,600            523
Titan Corp. (a)                                           4,000             54
Turnstone Systems, Inc. (a)                              56,900          1,209
Tut Systems, Inc. (a)                                     2,100             69
Unisys Corp. (a)                                        150,000          1,913
VA Linux Systems, Inc. New (a)                           45,700          1,317
Varian Semiconductor Equipment
 Associates, Inc. (a)                                    33,900            780
VelocityHSI, Inc. New (a)                                 1,068              1
VeriSign, Inc. (a)                                        7,545            995
Veritas Software Corp. (a)                                5,000            705
Virata Corp. (a)                                         23,200            448
Vishay Intertechnology, Inc. (a)                         20,500            614
Volt Information Sciences, Inc. (a)                       3,200             70
WatchGuard Technologies, Inc. (a)                         6,700            334
Wireless Facilities, Inc. (a)                            39,900          1,990
Zoran Corp. (a)                                          42,100          2,089
                                                                    ----------
                                                                       173,797
                                                                    ----------

UTILITIES - 6.3%
AGL Resources, Inc.                                      45,600            929
ALLETE (a)                                               21,800            470
Alliant Energy Corp.                                     19,900            603
Amdocs, Ltd. (a)                                          7,700            499
American Tower Corp. Class A (a)                         15,000            614
American Water Works, Inc.                               10,300            251
Black Hills Corp.                                         5,900            184
BroadWing, Inc. (a)                                     115,040          3,250
C&D Technologies, Inc.                                    5,200            307
Cable Design Technologies Corp. (a)                      71,350          1,646
Cascade Natural Gas Corp.                                15,200            280
CenturyTel, Inc.                                          9,200            354
CH Energy Group, Inc.                                     7,700            303
Charter Communications
 Holdings, Inc. (a)                                     226,500          4,403
Citizens Communications Co. (a)                          25,400            368
Comcast Corp. Special Class A (a)                        50,400          2,051

                                                               Equity II Fund 32

EQUITY II FUND

                                                                October 31, 2000

                                                                       MARKET
                                                        NUMBER         VALUE
                                                          OF           (000)
                                                        SHARES           $
                                                       --------       --------

Conectiv, Inc.                                           36,200            649
CT Communications, Inc.                                   4,100             82
Dobson Communications
 Corp. New (a)                                           36,300            461
DQE, Inc.                                                47,800          1,670
Dycom Industries, Inc. (a)                               71,650          2,696
El Paso Electric Co. (a)                                 50,800            609
Energen Corp.                                            17,700            507
Energy East Corp.                                         9,900            200
Finisar Corp. (a)                                        51,700          1,490
Hawaiian Electric Industries, Inc.                       28,700            945
Hickory Tech Corp.                                       10,300            229
Idacorp, Inc.                                            38,100          1,879
MDU Resources Group, Inc.                                 4,000            117
Montana Power Co.                                        10,900            308
New Jersey Resources Corp.                                2,600            104
NICOR, Inc.                                              38,100          1,345
NRG Engery, Inc. (a)                                     33,300            866
NSTAR                                                     2,300             89
OGE Energy Corp.                                         23,800            489
Peoples Energy Corp.                                     21,900            753
Piedmont Natural Gas Co., Inc.                            6,605            201
Pinnacle Holdings, Inc. (a)                               3,200             50
Pinnacle West Capital Corp.                              23,000            999
Powerwave Technologies, Inc. (a)                         16,400            789
PPL Corp.                                                 4,900            202
Primus Telecommunications
 Group, Inc. (a)                                         32,900            166
Public Service Co. of New Mexico                         80,400          2,216
Puget Sound Energy, Inc.                                 17,900            440
Quanta Services, Inc. (a)                                18,400            572
Questar Corp.                                            16,200            438
RCN Corp. (a)                                            56,300            996
RGS Energy Group, Inc.                                   33,000            974
SBA Communications Corp. (a)                              2,100            105
SCANA Corp.                                               8,000            212
South Jersey Industries, Inc.                             1,800             52
Stratos Lightwave, Inc. New (a)                          52,200          1,380
TECO Energy, Inc.                                         4,300            120
Telephone & Data Systems, Inc.                           14,800          1,561
Time Warner Telecom, Inc.
 Class A (a)                                             31,500          1,884
TNPC, Inc. (a)                                            2,300             38
Tollgrade Communications, Inc. (a)                          900             86
TranSwitch Corp. (a)                                      4,700            271
UGI Corp.                                                15,400            357
UIL Holdings Corp.                                       11,400            534
UniSource Energy Corp.                                   15,900            238
United States Cellular Corp. (a)                         25,500          1,632
UtiliCorp United, Inc.                                   54,700          1,453
Vyyo, Inc. New (a)                                       32,600            719
West TeleServices Corp. (a)                               9,100            226
Western Resources, Inc.                                  92,000          1,967
Wisconsin Energy Corp.                                   28,900            544
WPS Resources Corp.                                      11,100            357
Xcel Energy, Inc.                                        12,100            309
                                                                    ----------
                                                                        54,088
                                                                    ----------

TOTAL COMMON STOCKS
(cost $669,572)                                                        796,916
                                                                    ----------

PREFERRED STOCKS - 0.0%
Sovereign Bancorp, Inc. (conv.)                           2,000            101
                                                                    ----------

TOTAL PREFERRED STOCKS
(cost $100)                                                                101
                                                                    ----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                       (000)
                                                         $
                                                    -----------
SHORT-TERM INVESTMENTS - 8.2%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                       63,683         63,683
United States Treasury Bills (b)(c)(d)
 5.925% due 12/21/00                                      2,500          2,479
 5.940% due 12/21/00                                      3,050          3,025
 5.985% due 12/21/00                                        500            496
                                                                    ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $69,683)                                                          69,683
                                                                    ----------

TOTAL INVESTMENTS - 101.4%
(identified cost $739,355)                                             866,700

OTHER ASSETS AND LIABILITIES,
NET - (1.4%)                                                           (11,994)
                                                                    ----------


NET ASSETS - 100.0%                                                    854,706
                                                                    ==========

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c)  Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with futures contracts purchased by the Fund.
(e)  Real Estate Investment Trusts (REIT).

Abbreviations:
ADR - American Depositary

See accompanying notes which are an integral part of the financial statements.

33 Equity II Fund

EQUITY II FUND

                                                                October 31, 2000

                                                                 UNREALIZED
                                                NUMBER          APPRECIATION
                                                  OF           (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS           (000)
                                              -----------     ----------------

Nasdaq 100 Index
 expiration date 12/00                                 19     $            291

Russell 2000 Index
 expiration date 12/00                                 35                  258

S&P Midcap 400 Index
 expiration date 12/00                                163               (2,102)

S&P 500 Index
 expiration date 12/00                                 24                 (314)
                                                              ----------------
Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                          $         (1,867)
                                                              ================

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity II Fund 34

EQUITY II FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $739,355)  .........................................     $ 866,700
Receivables:
 Dividends and interest ...................................................................           736
 Investments sold .........................................................................         5,655
 Fund shares sold .........................................................................           843
 Daily variation margin on futures contracts ..............................................         1,689
Prepaid expenses ..........................................................................             3
                                                                                                ---------

   Total assets ...........................................................................       875,626

LIABILITIES
Payables:
 Due to Custodian ...........................................................     $     235
 Investments purchased ......................................................        18,475
 Fund shares redeemed .......................................................         1,518
 Accrued fees to affiliates .................................................           604
 Other accrued expenses .....................................................            88
                                                                                  ---------

   Total liabilities ......................................................................        20,920
                                                                                                ---------

NET ASSETS ................................................................................     $ 854,706
                                                                                                =========

NET ASSETS CONSIST OF:
Undistributed net investment income .......................................................     $     695
Accumulated net realized gain (loss)  .....................................................       114,699
Unrealized appreciation (depreciation) on:
 Investments ..............................................................................       127,345
 Futures contracts ........................................................................        (1,867)
Shares of beneficial interest .............................................................           223
Additional paid-in capital ................................................................       613,611
                                                                                                ---------

NET ASSETS ................................................................................     $ 854,706
                                                                                                =========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($35,498,495 divided by 926,152 shares of $.01 par value
   shares of beneficial interest outstanding)  ............................................     $   38.33
                                                                                                =========
 Class I ($769,095,747 divided by 20,056,659 shares of $.01 par value
   shares of beneficial interest outstanding)  ............................................     $   38.35
                                                                                                =========
 Class Y ($50,112,177 divided by 1,306,692 shares of $.01 par value
   shares of beneficial interest outstanding)  ............................................     $   38.35
                                                                                                =========

See accompanying notes which are an integral part of the financial statements.

35 Equity II Fund

EQUITY II FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                    TEN MONTHS ENDED         YEAR ENDED
                                                                    OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                    ----------------     -----------------
INVESTMENT INCOME
 Dividends .....................................................        $   5,697            $   5,107
 Dividends from Money Market Fund ..............................            2,846                2,294
 Interest ......................................................              183                  296
                                                                        ---------            ---------

   Total investment income .....................................            8,726                7,697
                                                                        ---------            ---------

EXPENSES
 Advisory fees .................................................            4,895                4,325
 Administrative fees ...........................................              339                  312
 Custodian fees ................................................              433                  453
 Transfer agent fees ...........................................              365                  451
 Professional fees .............................................               49                   24
 Registration fees .............................................               64                  118
 Shareholder servicing fees - Class E ..........................               73                   40
 Trustees' fees ................................................               11                    5
 Miscellaneous .................................................               60                   74
                                                                        ---------            ---------

 Expenses before reductions ....................................            6,289                5,802
 Expense reductions ............................................              (33)                  --
                                                                        ---------            ---------

   Expenses, net ...............................................            6,256                5,802
                                                                        ---------            ---------

Net investment income ..........................................            2,470                1,895
                                                                        ---------            ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ...................................................          105,925               51,643
 Futures contracts .............................................            6,074                7,164
 Foreign currency-related transactions .........................               --                    1
                                                                        ---------            ---------
                                                                          111,999               58,808
                                                                        ---------            ---------

Net change in unrealized appreciation (depreciation) on:
 Investments ...................................................          (31,691)              86,803
 Futures contracts .............................................           (4,500)                (405)
                                                                        ---------            ---------
                                                                          (36,191)              86,398
                                                                        ---------            ---------

Net realized and unrealized gain (loss) ........................           75,808              145,206
                                                                        ---------            ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........        $  78,278            $ 147,101
                                                                        =========            =========

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity II Fund 36

EQUITY II FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                           TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                           ----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income .................................................       $   2,470           $   1,895           $   1,453
 Net realized gain (loss) ..............................................         111,999              58,808              29,064
 Net change in unrealized appreciation (depreciation) ..................         (36,191)             86,398             (25,411)
                                                                               ---------           ---------           ---------

   Net increase (decrease) in net assets from operations ...............          78,278             147,101               5,106
                                                                               ---------           ---------           ---------

DISTRIBUTIONS
 From net investment income
   Class E .............................................................             (22)                 (6)                 --
   Class I .............................................................          (1,776)             (1,914)             (1,505)
   Class Y .............................................................            (131)                 --                  --
 From net realized gain
   Class E .............................................................            (683)             (1,580)                 --
   Class I .............................................................         (15,153)            (37,803)            (32,392)
                                                                               ---------           ---------           ---------

     Net decrease in net assets from distributions .....................         (17,765)            (41,303)            (33,897)
                                                                               ---------           ---------           ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .........           8,138             146,438              80,451
                                                                               ---------           ---------           ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ............................          68,651             252,236              51,660

NET ASSETS
 Beginning of period ...................................................         786,055             533,819             482,159
                                                                               ---------           ---------           ---------
 End of period (including undistributed net investment income of
   $695, $154 and $178, respectively) ..................................       $ 854,706           $ 786,055           $ 533,819
                                                                               =========           =========           =========

See accompanying notes which are an integral part of the financial statements.

37 Equity II Fund

EQUITY II FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           2000*        1999**
                                                         ---------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD ................    $   35.71    $   31.37
                                                         ---------    ---------

INCOME FROM OPERATIONS
 Net investment income (a)  .........................          .03          .02
 Net realized and unrealized gain (loss)  ...........         3.32         5.99
                                                         ---------    ---------

   Total income from operations .....................         3.35         6.01
                                                         ---------    ---------

DISTRIBUTIONS
 From net investment income .........................         (.02)        (.01)
 From net realized gain .............................         (.71)       (1.66)
                                                         ---------    ---------

   Total distributions ..............................         (.73)       (1.67)
                                                         ---------    ---------

NET ASSET VALUE, END OF PERIOD ......................    $   38.33    $   35.71
                                                         =========    =========

TOTAL RETURN (%)(b)  ................................         9.49        19.55

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ..........       35,498       33,525

 Ratios to average net assets (%)(c):
   Operating expenses ...............................         1.13         1.17
   Net investment income ............................          .10          .09

 Portfolio turnover rate (%)  .......................       137.51       111.89

*    For the ten months ended October 31, 2000.
**   For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                               Equity II Fund 38

EQUITY II FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 YEARS ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                       2000*       1999        1998        1997        1996        1995
                                                    ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $    35.71  $    30.94  $    32.96  $    30.05  $    28.88  $    25.00
                                                    ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ....................           .11         .10         .09         .11         .16         .27
 Net realized and
   unrealized gain (loss)  .....................          3.33        6.68         .04        8.11        4.96        6.80
                                                    ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ................          3.44        6.78         .13        8.22        5.12        7.07
                                                    ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income ....................          (.09)       (.10)       (.10)       (.11)       (.16)       (.29)
 From net realized gain ........................          (.71)      (1.91)      (2.05)      (5.20)      (3.79)      (2.90)
                                                    ----------  ----------  ----------  ----------  ----------  ----------

   Total distributions .........................          (.80)      (2.01)      (2.15)      (5.31)      (3.95)      (3.19)
                                                    ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD .................    $    38.35  $    35.71  $    30.94  $    32.96  $    30.05  $    28.88
                                                    ==========  ==========  ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)(c) .........................          9.73       22.60         .70       28.66       18.51       28.67

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .....       769,096     752,530     533,819     482,159     365,955     279,566

 Ratios to average net assets (%)(c)(d):
   Operating expenses ..........................           .88         .92         .91         .92         .95         .83
   Net investment income .......................           .35         .31         .29         .35         .52         .97

 Portfolio turnover rate (%)  ..................        137.51      111.89      128.87      103.00      120.78       89.31

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) Prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See Note 4.
(d)  The ratios for periods less than one year are annualized.

39 Equity II Fund

EQUITY II FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                      ---------

NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $   38.89
                                                                      ---------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................................         .11
 Net realized and unrealized gain (loss)  .........................        (.55)
                                                                      ---------

   Total income from operations ...................................        (.44)
                                                                      ---------

DISTRIBUTIONS
 From net investment income .......................................        (.10)
                                                                      ---------

NET ASSET VALUE, END OF PERIOD ....................................   $   38.35
                                                                      =========

TOTAL RETURN (%)(b)  ..............................................       (1.15)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........................      50,112

 Ratios to average net assets (%)(c):
   Operating expenses, net ........................................         .78
   Operating expenses, gross ......................................         .83
   Net investment income ..........................................         .51

 Portfolio turnover rate (%)  .....................................      137.51

*    For the period March 29, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Not annualized.
(c)  Annualized.

                                                               Equity II Fund 40

EQUITY III FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To achieve a high level of current income while maintaining the potential for capital appreciation.

INVESTS IN: Primarily income-producing US equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to value-oriented investment.

                                   [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES          EQUITY III - CLASS I++     RUSSELL 1000(R) VALUE**
    Inception*               $10,000                   $10,000
       1991                  $13,819                   $13,289
       1992                  $15,205                   $14,706
       1993                  $18,340                   $18,406
       1994                  $19,296                   $18,548
       1995                  $23,839                   $23,126
       1996                  $28,967                   $28,614
       1997                  $38,576                   $38,110
       1998                  $42,506                   $43,760
       1999                  $46,117                   $50,992
       2000                  $46,515                   $53,805
    ----------               -------                   -------
      Total                 $303,180                  $313,356
    ==========              ========                  ========

                        Yearly periods ended October 31

EQUITY III FUND - CLASS I                         RUSSELL 1000/(R)/ VALUE INDEX
PERIODS ENDED   GROWTH OF       TOTAL             PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000       RETURN               10/31/00       $10,000       RETURN
-------------   ---------     ---------           -------------   ---------     ---------
1 Year           $10,086       0.86%              1 Year           $10,552       5.52%
5 Years          $19,512      14.29%(S)           5 Years          $23,266      18.40%(S)
10 Years         $46,515      16.60%(S)           10 Years         $53,805      18.33%(S)

EQUITY III FUND - CLASS E ++++

PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000       RETURN
-------------   ---------     ---------
1 Year           $10,058       0.58%
5 Years          $19,445      14.21%(S)
10 Years         $46,356      16.56%(S)

41 Equity III Fund

EQUITY III FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Equity III Fund Class I and Class E shares gained 1.59% and 1.40%, respectively, as compared to the Russell 1000/(R)/ Value Index, which gained 5.84%.

The Fund faced a difficult first quarter, as growth issues, particularly technology stocks, vastly outperformed value stocks. However, the climate abruptly changed in March 2000 and the Fund's value managers began to enjoy a much more favorable, although highly volatile, climate.

PORTFOLIO HIGHLIGHTS
A high level of confidence and a more speculative investment philosophy marked the beginning of the fiscal period. This provided significant challenges for value investors, as valuation models performed poorly in a world driven almost exclusively by price momentum. Further complicating matters for diversified investors, sector concentration, notably in the Technology arena, provided an exceptionally narrow window for investment opportunities.

However, by the end of the first quarter, value managers began to feel vindicated. Beginning in March, investors experienced an abrupt turnaround from growth to value investing and the long-favored Technology sector fell dramatically, as market opportunities broadened. During the remainder of the period, market breadth increased substantially, and the Fund's diversification was again a benefit. Strong stock selection in the Utilities, Consumer Discretionary, and Health Care sectors contributed to the Fund's late-period rally. During this time, overweight positions in JP Morgan and St. Paul (both issues within the Financials sector), Reliant Energy (Utilities), and Boeing (Producer Durables), as well as an underweight position in Worldcom (Utilities), added to the Fund's overall returns.

The Fund's performance was also affected by a second quarter modification to the investment manager lineup. After careful consideration, the Fund terminated Trinity Investment Management Corp. and retained Barclays Global Fund Advisors in April 2000. This provided an additional level of diversification for the Fund, and helped align the portfolio with the changing nature of the value indexes. Barclays utilizes a process that incorporates earnings momentum into its portfolio building approach. This helps give the Fund broader coverage of the former growth-oriented stocks that have become part of the value segment of the Russell 1000/(R)/ Index since the June reconstitution of the Index. That annual evaluation revealed that some slower-growth companies had become value stocks as extremely high-growth issues, such as technology stocks, crowded them out of the growth segment of the Russell 1000/(R)/ Index.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                     October 31, 2000

Exxon Mobil Corp.                                             4.0%
Citigroup, Inc.                                               3.6
SBC Communications, Inc.                                      2.5
Merck & Co., Inc.                                             2.3
Morgan Stanley Dean Witter & Co.                              1.9
Fleetboston Financial Corp.                                   1.8
Johnson & Johnson                                             1.7
American International Group, Inc.                            1.6
Morgan (J.P.) & Co., Inc.                                     1.6
Verizon Communications                                        1.6

PORTFOLIO CHARACTERISTICS
                                                        October 31, 2000

Current P/E Ratio                                             16.3x
Portfolio Price/Book Ratio                                    3.07x
Market Capitalization - $-Weighted Average                78.69 Bil
Number of Holdings                                              511


MONEY MANAGERS                                                STYLE

Barclays Global Fund Advisors                        Value
Equinox Capital Management, Inc.                     Value
Westpeak Investment Advisors, L.P.                   Value


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*    Equity III Fund Class I assumes initial investment on November 1, 1990.

** Russell 1000/(R)/ Value Index includes stocks from the Russell 1000/(R)/ Index with a less than average growth orientation. The Index represents the universe of stocks from which most price-driven managers typically select. The Russell 1000 Value Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Equity III Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                              Equity III Fund 42

EQUITY III FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                       MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                      --------        --------
COMMON STOCKS - 93.7%
AUTO AND TRANSPORTATION - 3.7%
Airborne Freight Corp.                                     200               2
AMR Corp. (a)                                            5,300             174
ArvinMeritor, Inc.                                       1,775              30
AutoZone, Inc. (a)                                       2,800              75
Bandag, Inc.                                               300              11
Burlington Northern, Inc.                                7,800             207
CNF Transportation, Inc.                                   100               3
Delphi Automotive Systems Corp.                          2,500              39
Delta Air Lines, Inc.                                   23,000           1,087
Eaton Corp.                                                500              34
Expeditors International of
 Washington, Inc.                                          200              10
FedEx Corp. (a)                                          2,400             112
Ford Motor Co.                                          41,184           1,076
GATX Corp.                                                 400              17
General Motors Corp.                                    29,012           1,802
Hertz Corp. Class A                                        500              16
Hunt (JB) Transportation
 Services, Inc.                                          1,400              18
Lear Corp. (a)                                             800              22
Ryder System, Inc.                                         100               2
Southwest Airlines Co.                                     500              14
Swift Transportation Co., Inc. (a)                         300               4
Trinity Industries, Inc.                                   200               5
UAL Corp.                                                  100               4
Union Pacific Corp.                                      5,800             272
Visteon Corp.                                            1,143              21
                                                                    ----------
                                                                         5,057
                                                                    ----------

CONSUMER DISCRETIONARY - 6.9%
AC Nielsen Corp. (a)                                     1,400              34
AT&T Corp. - Liberty Media Group
 Class A (a)                                            59,565           1,072
Banta Corp.                                                900              21
Best Buy Co. (a)                                         1,300              65
BJ's Wholesale Club, Inc. (a)                              400              13
Brinker International, Inc. (a)                          1,600              63
Brunswick Corp.                                          8,200             159
Callaway Golf Co.                                          700              11
Catalina Marketing Corp. (a)                               500              20
Cendant Corp. (a)                                        2,700              32
Chris Craft Industries, Inc. (a)                         1,133              83
Circuit City Stores - Circuit
 City Group                                                400               5
Clear Channel Communications, Inc. (a)                   1,422              85
Costco Wholesale Corp. (a)                                 700              26
Darden Restaurants, Inc.                                 4,900             110
Disney (Walt) Co.                                       46,400           1,662
Donnelley (R.R.) & Sons Co.                              4,500              97
Eastman Kodak Co.                                        1,900              85
EchoStar Communications Corp.
 Class A (a)                                               300              14
Energizer Holdings, Inc. (a)                             5,100             101
Federated Department Stores, Inc. (a)                    2,200              72
Fluor Corp.                                              1,200              42
Gannett Co., Inc.                                        2,000             116
Harrah's Entertainment, Inc. (a)                         1,600              46
Hasbro, Inc.                                               900              10
Home Depot, Inc. (The)                                     200               9
Infinity Broadcasting Corp.
 Class A (a)                                             1,300              43
JC Penney & Co., Inc.                                      500               6
Kelly Services, Inc. Class A                               200               4
Kimberly-Clark Corp.                                     4,200             277
Kmart Corp. (a)                                          4,300              26
Knight-Ridder, Inc.                                      2,100             106
Lancaster Colony Corp.                                     300               7
Limited, Inc. (The)                                      9,000             227
Liz Claiborne, Inc.                                      1,000              43
Lowe's Cos., Inc.                                        1,700              78
Manpower, Inc.                                           3,800             132
Marriott International, Inc. Class A                     4,100             166
May Department Stores Co.                                4,400             116
Maytag Corp.                                               300               9
McDonald's Corp.                                         4,400             136
McGraw-Hill, Inc.                                        4,200             270
MGM Grand, Inc.                                          6,400             221
Neiman Marcus Group, Inc. (The)
 Class A (a)                                             3,800             141
New York Times Co. Class A                               1,700              62
Newell Rubbermaid, Inc.                                    900              17
NTL, Inc. (a)                                            1,000              44
Office Depot, Inc. (a)                                     900               7
PanAmSat Corp. (a)                                         300              10
Park Place Entertainment Corp. (a)                       1,400              18
Payless ShoeSource, Inc. (a)                               700              41
Pittston Brink's Group                                   1,100              17
Reebok International, Ltd. (a)                             300               6
Robert Half International, Inc. (a)                        300               9
Ross Stores, Inc.                                          100               1
Russell Corp.                                              200               3
Sabre Holdings, Corp.                                    1,500              50
Safeguard Scientifics, Inc. (a)                            800              12
Saks, Inc. (a)                                           1,200              12
Sears Roebuck & Co.                                     26,400             785
Shaw Industries, Inc.                                    1,300              24
Starbucks Corp. (a)                                        100               4
Starwood Hotels & Resorts
 Worldwide, Inc.                                           900              27

43 Equity III Fund

EQUITY III FUND

                                                                October 31, 2000

                                                                       MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                      --------        --------

Target Corp.                                             4,100             113
Tiffany & Co.                                              300              13
Time Warner, Inc.                                        1,300              99
TJX Cos., Inc.                                             200               5
Toys "R" Us, Inc. (a)                                    3,100              53
Tribune Co.                                             16,300             604
Tricon Global Restaurants, Inc. (a)                        400              12
Tupperware Corp.                                           200               3
UnitedGlobalCom, Inc. Class A (a)                          300              10
USA Networks, Inc. (a)                                     700              14
V.F. Corp.                                                 200               5
Valassis Communications, Inc. (a)                          100               3
Venator Group, Inc. (a)                                    800              11
Viacom, Inc. Class B (a)                                18,597           1,058
Viad Corp.                                                 300               6
Wal-Mart Stores, Inc.                                    1,000              45
Wallace Computer Services, Inc.                          1,600              23
Wendy's International, Inc.                              1,500              34
Westwood One, Inc. (a)                                     700              14
Whirlpool Corp.                                          1,700              75
                                                                    ----------
                                                                         9,410
                                                                    ----------

CONSUMER STAPLES - 6.7%
Albertson's, Inc.                                        2,400              57
Anheuser-Busch Cos., Inc.                               23,300           1,066
Campbell Soup Co.                                          500              15
Clorox Co. (The)                                         4,000             179
Coca-Cola Co. (The)                                      1,500              91
Coca-Cola Enterprises, Inc.                                100               2
Colgate-Palmolive Co.                                   15,700             923
ConAgra, Inc.                                            1,000              21
Coors (Adolph) Co. Class B                                 600              38
Delhaize America, Inc.                                   1,569              27
Dreyers Grand Ice Cream, Inc.                              200               5
Gillette Co. (The)                                         500              17
Heinz (H.J.) Co.                                        18,200             763
IBP, Inc.                                                2,100              43
Interstate Bakeries Corp.                                1,500              21
Keebler Foods Co.                                        1,000              41
Kroger Co., (The)(a)                                     2,400              54
McCormick & Co., Inc.                                    2,100              67
Nabisco Group Holdings Corp.                             2,100              61
Nabisco Holdings Corp. Class A                             400              22
Pepsi Bottling Group, Inc. (The)                         3,300             114
PepsiCo, Inc.                                           25,200           1,221
Philip Morris Cos., Inc.                                37,000           1,355
Procter & Gamble Co.                                    24,100           1,722
Quaker Oats Co. (The)                                    2,400             196
R.J. Reynolds Tobacco Holdings, Inc.                     6,600             236
Ralston-Purina Group                                     3,000              73
Safeway, Inc. (a)                                        1,800              98
Sara Lee Corp.                                           2,100              45
SuperValu, Inc.                                            900              14
SYSCO Corp.                                              8,000             417
Tyson Foods, Inc. Class A                                2,200              24
UST Corp.                                                  100               3
Winn-Dixie Stores, Inc.                                  2,700              51
Wrigley (Wm.), Jr. Co.                                     900              70
                                                                    ----------
                                                                         9,152
                                                                    ----------

FINANCIAL SERVICES - 30.2%
AFLAC, Inc.                                              1,300              95
Allmerica Financial Corp.                                  300              19
Allstate Corp.                                           5,500             221
Ambac Financial Group, Inc.                                700              56
American Express Co.                                     7,200             432
American General Corp.                                  11,900             958
American International Group, Inc.                      22,775           2,232
AmSouth Bancorp                                          3,500              49
AON Corp.                                               11,100             460
Apartment Investment & Management
 Co. Class A (b)                                         1,700              78
Associates First Capital Corp. Class A                   6,400             238
AXA Financial, Inc.                                      1,100              59
BancWest Corp.                                          19,700             403
Bank of America Corp.                                   29,613           1,423
Bank of New York Co., Inc.                              17,800           1,025
Bank One Corp.                                          26,300             960
BB&T Corp.                                               3,800             121
Bear Stearns Companies Inc. (The)                          100               6
Block (H&R) Co., Inc.                                      600              21
Catellus Development Corp. (a)(b)                          600              11
Charter One Financial, Inc.                                105               2
Chase Manhattan Corp.                                    8,300             378
Chubb Corp. (The)                                        7,700             650
CIGNA Corp.                                             14,700           1,793
Cincinnati Financial Corp.                               1,600              59
CIT Group, Inc.                                            900              16
Citigroup, Inc.                                         92,566           4,871
City National Corp.                                     13,400             461
Colonial BancGroup, Inc.                                   800               7
Comerica, Inc.                                           1,700             103
Commerce Bancshares, Inc.                                6,000             215
Compass Bancshares, Inc.                                   800              15
Conseco, Inc.                                            1,600              11
Crescent Real Estate Equities, Inc. (b)                  2,300              46
Dime Bancorp, Inc.                                         400              10
Donaldson, Lufkin & Jenrette, Inc.                         900              81
Dow Jones & Co., Inc.                                    3,500             206
Duke-Weeks Realty Corp. (b)                              2,600              62
Dun & Bradstreet Corp. (a)                                 100               2
Edwards (A.G.), Inc.                                     4,100             208

                                                              Equity III Fund 44

EQUITY III FUND

                                                                October 31, 2000

                                                                       MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                      --------        --------

Equity Office Properties Trust (b)                       2,613              79
Equity Residential Properties Trust (b)                    300              14
Erie Indemnity Co. Class A                               8,800             245
Everest Re Group, Ltd.                                     200              12
Federal Home Loan Mortgage Corp.                         3,400             204
Federal National
 Mortgage Association                                   23,800           1,833
FelCor Lodging Trust, Inc. (b)                           1,300              29
FINOVA Group, Inc.                                         600               2
First Data Corp.                                         5,300             266
First Tennessee National Corp.                             300               7
First Union Corp.                                        6,700             203
Firstar Corp.                                            5,900             116
FleetBoston Financial Corp.                             66,600           2,531
Franchise Finance Corp. of America                       1,200              24
Franklin Resources, Inc.                                   600              26
Fulton Financial Corp.                                     530              12
General Growth Properties, Inc. (b)                        200               6
Golden State Bancorp, Inc.                               5,500             144
Golden West Financial Corp.                             17,000             953
Goldman Sachs Group, Inc. (The)                          2,900             289
Greenpoint Financial Corp.                                 700              21
Hartford Financial Services
 Group, Inc. (The)                                      12,500             930
Hibernia Corp. Class A                                   1,800              21
Household International, Inc.                            4,900             247
Jefferson-Pilot Corp.                                    5,800             399
John Hancock Financial
 Services, Inc. (a)                                        200               6
KeyCorp                                                  5,200             128
Lehman Brothers Holdings, Inc.                           8,900             574
Liberty Property Trust (b)                                 100               3
Lincoln National Corp.                                   1,600              77
Loews Corp.                                             12,300           1,119
Marsh & McLennan Cos., Inc.                              2,600             340
Marshall & Ilsley Corp.                                    200               9
MBNA Corp.                                               2,000              75
Mellon Financial Corp.                                   2,600             125
Mercantile Bankshares Corp.                              3,900             147
Merrill Lynch & Co., Inc.                               15,500           1,085
MGIC Investment Corp.                                    7,200             491
MONY Group, Inc. (The)                                   7,900             325
Moody's Corp. (a)                                          200               5
Morgan (J.P.) & Co., Inc.                               13,100           2,168
Morgan Stanley Dean Witter & Co.                        31,600           2,538
National City Corp.                                      6,200             133
National Commerce Bancorp                                  500              11
North Fork Bancorp, Inc.                                   800              16
Northern Trust Corp.                                     1,900             162
Old Kent Financial Corp.                                   630              17
Old Republic International Corp.                           500              13
Paine Webber Group, Inc.                                   400              29
PMI Group, Inc. (The)                                    4,800             355
PNC Bank Corp.                                          13,200             883
Popular, Inc.                                              400              11
Radian Group, Inc.                                       4,000             284
Regions Financial Corp.                                  1,600              38
Reinsurance Group of America                               200               7
Simon Property Group, Inc. (b)                           1,700              38
SouthTrust Corp.                                         1,800              58
Spieker Properties, Inc. (b)                               100               6
St. Paul Cos., Inc.                                     19,000             974
State Street Corp.                                         500              62
Stilwell Financial, Inc.                                   500              22
SunTrust Banks, Inc.                                     1,500              73
Synovus Financial Corp.                                 13,900             300
TCF Financial Corp.                                        800              32
Torchmark Corp.                                            600              20
U.S. Bancorp                                             7,400             179
UnionBanCal Corp.                                        9,700             204
UnumProvident Corp.                                      2,200              61
USA Education, Inc.                                      1,500              83
Wachovia Corp.                                             800              42
Washington Mutual, Inc.                                  9,400             413
Wells Fargo Co.                                         11,062             511
                                                                    ----------
                                                                        40,928
                                                                    ----------

HEALTH CARE - 8.4%
Abbott Laboratories                                      7,500             396
Allergan, Inc.                                             500              42
Bausch & Lomb, Inc.                                        700              27
Baxter International, Inc.                               3,800             312
Becton, Dickinson & Co.                                    900              30
Boston Scientific Corp. (a)                              3,400              54
Bristol-Myers Squibb Co.                                23,900           1,456
Cardinal Health, Inc.                                    2,700             256
Covance, Inc. (a)                                          400               3
DENTSPLY International, Inc.                             6,300             219
First Health Group Corp. (a)                               300              12
Forest Labs, Inc. (a)                                      400              53
Foundation Health Systems, Inc. (a)                        800              16
Genzyme Corp. (a)                                          300              21
Gilead Sciences, Inc. (a)                                  200              17
HCA-The Healthcare Co.                                  27,450           1,096
HEALTHSOUTH Corp. (a)                                    1,900              23
Humana, Inc. (a)                                         1,100              13
ICOS Corp. (a)                                             100               5
Johnson & Johnson                                       26,000           2,395
Lilly (Eli) & Co.                                          300              27
Merck & Co., Inc.                                       35,500           3,193
PacifiCare Health Systems, Inc. (a)                        300               3
Perrigo Co. (a)                                          1,000               7

45 Equity III Fund

EQUITY III FUND

                                                                October 31, 2000

                                                                       MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                      --------        --------

Pfizer, Inc.                                               400              17
Pharmacia Corp.                                          2,488             137
St. Jude Medical, Inc. (a)                                 100               6
Steris Corp. (a)                                         1,000              15
Stryker Corp.                                            1,000              47
Tenet Healthcare Corp.                                  12,100             476
Trigon Healthcare, Inc. (a)                                100               7
United Health Corp (a)                                   4,500             492
Universal Health Services, Inc.
 Class B (a)                                               400              34
Watson Pharmaceuticals, Inc. (a)                         5,200             326
Wellpoint Health Networks, Inc. (a)                      1,700             199
                                                                    ----------
                                                                        11,432
                                                                    ----------

INTEGRATED OILS - 8.2%
Amerada Hess Corp.                                      18,200           1,128
Burlington Resources, Inc.                               1,500              54
Chevron Corp.                                           17,400           1,429
Coastal Corp.                                            1,100              83
Conoco, Inc. Class B                                     4,900             133
Exxon Mobil Corp.                                       61,253           5,463
Helmerich & Payne, Inc.                                    700              22
Murphy Oil Corp.                                           800              46
Occidental Petroleum Corp.                              15,000             298
Phillips Petroleum Co.                                  22,000           1,359
Texaco, Inc.                                             3,000             177
Unocal Corp.                                            23,500             802
USX-Marathon Group                                       4,900             134
                                                                    ----------
                                                                        11,128
                                                                    ----------

MATERIALS AND PR OCESSING - 4.0%
Air Products & Chemicals, Inc.                           1,900              71
AK Steel Holding Corp.                                     500               5
Albemarle Corp. (a)                                      1,500              35
Alcoa, Inc.                                              5,560             160
Allegheny Technologies, Inc.                               100               2
American Standard Cos., Inc. (a)                         1,500              69
Archer-Daniels-Midland Co.                              17,935             197
Barrick Gold Corp.                                       1,400              19
Bowater, Inc.                                            1,000              54
Centex Corp.                                             6,500             241
Dow Chemical Co.                                        37,624           1,152
du Pont (E.I.) de Nemours                               17,600             799
Eastman Chemical Co.                                     2,000              86
Ecolab, Inc.                                               200               8
FMC Corp. (a)                                              400              30
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)                                          500               4
Georgia-Pacific Group                                    1,300              35
Harsco Corp.                                               500              10
Illinois Tool Works, Inc.                                  300              17
IMC Global, Inc.                                         2,000              26
International Paper Co.                                  1,865              68
Johns Manville Corp.                                     1,800              17
Lafarge Corp.                                              500               9
Longview Fibre Co.                                         500               7
Louisiana Pacific Corp.                                  1,100               9
Lyondell Petrochemical Co.                               1,600              23
Masco Corp.                                                700              13
Minnesota Mining &
 Manufacturing Co.                                      15,000           1,449
Nucor Corp.                                              1,000              35
PPG Industries, Inc.                                       800              36
Praxair, Inc.                                            1,100              41
Sigma Aldrich Corp.                                      1,500              54
Smurfit-Stone Container Corp. (a)                          500               7
Standard Register Co.                                      300               4
Timken Co.                                               1,500              21
Tyco International, Ltd.                                 2,233             126
Union Carbide Corp.                                        800              33
US Industries, Inc.                                        300               3
USX-U.S. Steel Group                                       100               2
Washington Group International, Inc.
 2003 warrants (a)                                         350               1
Westvaco Corp.                                          10,000             284
Weyerhaeuser Co.                                         1,400              65
Willamette Industries, Inc.                              1,400              51
                                                                    ----------
                                                                         5,378
                                                                    ----------

OTHER ENERGY - 1.8%
Anadarko Petroleum Corp.                                   755              48
Apache Corp.                                             3,100             171
Baker Hughes, Inc.                                       3,000             103
Devon Energy Corp.                                         242              12
El Paso Energy Corp.                                       400              25
ENSCO International, Inc.                                1,200              40
EOG Resources, Inc.                                        600              24
Flowserve Corp.                                            600              12
Halliburton Co.                                            700              26
Kerr-McGee Corp.                                         1,700             111
Noble Drilling Corp. (a)                                 3,000             125
Ocean Energy, Inc. (a)                                   1,600              22
Pioneer Natural Resources Co. (a)                          600               8
Sempra Energy                                           24,000             497
Smith International, Inc. (a)                              200              14
Tosco Corp.                                              1,100              31
TXU Corp.                                               17,500             649
Ultramar Diamond Shamrock Corp.                         18,300             480
Weatherford International, Inc. (a)                        200               8
                                                                    ----------
                                                                         2,406
                                                                    ----------

                                                              Equity III Fund 46

EQUITY III FUND

                                                                October 31, 2000

                                                                        MARKET
                                                       NUMBER           VALUE
                                                         OF             (000)
                                                       SHARES             $
                                                      --------        --------

PRODUCER DURABLES - 6.5%
B.F. Goodrich Co.                                        1,300              53
Beckman Coulter, Inc.                                    6,000             420
Boeing Co. (The)                                        23,000           1,560
Caterpillar, Inc.                                        5,900             207
Clayton Homes, Inc.                                        200               2
Crane Co.                                                  900              24
Danaher Corp.                                              700              44
Deere & Co.                                             15,500             571
Dover Corp.                                              8,100             344
Emerson Electric Co.                                     2,900             213
General Dynamics Corp.                                     200              14
General Electric Co.                                    25,700           1,409
Honeywell International, Inc.                            4,600             248
Ingersoll-Rand Co.                                         300              11
ITT Industries, Inc.                                     1,800              59
Johnson Controls, Inc.                                   1,600              95
Kennametal, Inc.                                         1,400              41
Lennar Corp.                                             9,700             312
Litton Industries, Inc. (a)                                700              36
Lockheed Martin Corp.                                   23,600             846
Molex, Inc.                                                225              12
Northrop Grumman Corp.                                   1,000              84
Pall Corp.                                                 100               2
Parker-Hannifin Corp.                                    6,000             248
Pitney Bowes, Inc.                                       1,400              42
Republic Services, Inc. (a)                                900              12
Rockwell International Corp.                             2,400              94
SPX Corp. (a)                                              100              12
Steelcase, Inc. Class A                                  4,800              85
Stewart & Stevenson Services, Inc.                         900              21
Teradyne, Inc. (a)                                         400              13
Textron, Inc.                                           15,700             792
United Technologies Corp.                               10,700             747
Waste Management, Inc.                                   3,600              72
Xerox Corp.                                              2,200              18
                                                                    ----------
                                                                         8,763
                                                                    ----------

TECHNOLOGY - 6.7%
3Com Corp. (a)                                           1,300              23
Advanced Micro Devices, Inc. (a)                         1,600              36
Agilent Technologies, Inc. (a)                             200               9
Altera Corp. (a)                                           300              12
America Online, Inc. (a)                                   100               5
Analog Devices, Inc. (a)                                   200              13
Apple Computer, Inc. (a)                                 2,300              45
At Home Corp. Series A (a)                                 600               6
Avnet, Inc.                                              6,200             167
AVX Corp.                                                5,500             157
Cabletron Systems, Inc. (a)                              1,700              46
Cadence Design Systems, Inc. (a)                           700              18
Cisco Systems, Inc. (a)                                    500              27
Comdisco, Inc.                                           6,600              81
COMPAQ Computer Corp.                                   34,600           1,052
Computer Associates
 International, Inc.                                    20,700             660
Computer Sciences Corp. (a)                                400              25
Corning, Inc.                                              400              31
Critical Path, Inc. (a)                                    100               5
Dell Computer Corp. (a)                                  2,100              62
DST Systems, Inc. (a)                                    1,300              80
Electronic Data Systems Corp.                            4,100             192
Galileo International, Inc.                                500              10
General Motors Corp. Class H (a)                         1,034              34
GTECH Holdings Corp. (a)                                 1,400              24
Hewlett-Packard Co.                                     15,400             715
Ikon Office Solutions, Inc.                              1,000               3
IMS Health, Inc.                                         2,000              47
Integrated Device Technology, Inc. (a)                     100               6
Intel Corp.                                             14,212             639
International Business
 Machines Corp.                                          9,300             916
Internet Capital Group, Inc. (a)                         1,100              15
Intuit, Inc. (a)                                           500              31
Keane, Inc. (a)                                            700               9
Kemet Corp. (a)                                          1,000              28
MarchFirst, Inc. (a)                                       600               3
Metromedia Fiber Network, Inc.
 Class A (a)                                               800              15
Microchip Technology, Inc. (a)                             600              19
Motorola, Inc.                                          16,200             404
NCR Corp. (a)                                              500              22
Nortel Networks Corp.                                    1,300              59
Novell, Inc. (a)                                           500               4
Oracle Systems Corp. (a)                                   400              13
Palm, Inc. (a)                                             176               9
PerkinElmer, Inc.                                          100              12
QUALCOMM, Inc. (a)                                         100               7
Quantum Corp. - DLT &
 Storage Systems (a)                                     2,100              32
Qwest Communications
 International, Inc. (a)                                18,205             885
RadioShack, Corp.                                          100               6
Seagate Technology (a)                                     900              63
Storage Technology Corp. (a)                               800               8
Structural Dynamics
 Research Corp. (a)                                        800               8
Sun Microsystems, Inc. (a)                                 500              55
SunGard Data Systems (a)                                   900              46
Sybase, Inc. (a)                                           700              15
Symantec Corp. (a)                                         200               8
Total Systems Services, Inc.                               900              15

47 Equity III Fund

EQUITY III FUND

                                                                October 31, 2000

                                                                        MARKET
                                                       NUMBER           VALUE
                                                         OF             (000)
                                                       SHARES             $
                                                      --------        --------

Veritas Software Corp. (a)                                 300              42
Verizon Communications                                  37,038           2,141
Vishay Intertechnology, Inc. (a)                         1,150              34
                                                                    ----------
                                                                         9,154
                                                                    ----------

UTILITIES - 10.6%
ADC Telecommunications, Inc. (a)                           100               2
Allegheny Energy, Inc.                                     100               4
Alltel Corp.                                             1,500              97
Ameren Corp.                                               600              24
American Electric Power Co., Inc.                        8,780             364
AT&T Corp.                                              49,816           1,155
AT&T Wireless Group (a)                                    600              15
BellSouth Corp.                                         40,600           1,961
BroadWing, Inc. (a)                                      6,600             186
Cablevision Systems Corp.
 Class A (a)                                               500              37
Centennial Cellular Corp. Class A (a)                      400               8
CenturyTel, Inc.                                           800              31
Columbia Energy Group                                      500              36
Comcast Corp. Special Class A (a)                        6,700             273
Consolidated Edison, Inc.                                1,800              63
Cox Communications, Inc. Class A (a)                     1,200              53
Dominion Resources, Inc.                                 1,200              71
DTE Energy Co.                                           1,200              43
Dycom Industries, Inc. (a)                               2,500              94
Edison International                                     2,200              53
Energy East Corp.                                          100               2
Enron Corp.                                              7,100             583
Entergy Corp.                                              900              34
Exelon Corp. (a)                                         1,050              63
FirstEnergy Corp.                                        8,600             223
Florida Progress Corp.                                     600              32
FPL Group, Inc.                                         10,600             700
Idacorp, Inc.                                           16,700             824
KeySpan Corp.                                            2,600              91
Level 3 Communications, Inc. (a)                           400              19
MCN Energy Group, Inc.                                     600              15
National Fuel Gas Co.                                    5,000             268
Northeast Utilities                                        600              12
OGE Energy Corp.                                           100               2
PG&E Corp.                                              33,800             910
Pinnacle West Capital Corp.                              2,200              96
Powerwave Technologies, Inc. (a)                           100               5
PPL Corp.                                                8,700             358
Public Service Enterprise Group, Inc.                    3,900             162
Questar Corp.                                              800              22
Reliant Energy, Inc.                                    20,900             863
SBC Communications, Inc.                                60,000           3,461
SCANA Corp.                                                200               5
Southern Co.                                             2,500              73
Sprint Corp. (Fon Group)                                 5,300             135
Telephone & Data Systems, Inc.                             800              84
Viacom, Inc. Class A (a)                                   200              11
West TeleServices Corp. (a)                                200               6
Western Resources, Inc.                                    700              16
Williams Cos. (The)                                      1,000              42
WorldCom, Inc. (a)                                      26,550             629
Xcel Energy, Inc.                                        1,140              29
                                                                    ----------
                                                                        14,345
                                                                    ----------

TOTAL COMMON STOCKS
(cost $107,148)                                                        127,153
                                                                    ----------

                                                   PRINCIPAL
                                                     AMOUNT
                                                     (000)
                                                       $
                                                  ------------
SHORT-TERM INVESTMENTS - 7.4%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (c)                                       8,628           8,628
United States Treasury Bills (c)(d)(e)
 5.925% due 12/21/00                                       400             397
 5.940% due 12/21/00                                     1,000             992
                                                                    ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $10,017)                                                          10,017
                                                                    ----------

TOTAL INVESTMENTS - 101.1%
(identified cost $117,165)                                             137,170

OTHER ASSETS AND LIABILITIES,
NET - (1.1%)                                                            (1,438)
                                                                    ----------


NET ASSETS - 100.0%                                                    135,732
                                                                    ==========

(a) Nonincome-producing security.
(b) Real Estate Investment Trust (REIT).
(c) At amortized cost, which approximates market.
(d) Rate noted is yield-to-maturity from date of acquisition.
(e) Held as collateral in connection with futures contracts purchased by the Fund.

  See accompanying notes which are an integral part of the financial statements.

                                                              Equity III Fund 48

EQUITY III FUND

                                                                October 31, 2000

                                                                 UNREALIZED
                                                NUMBER          APPRECIATION
                                                  OF           (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS           (000)
                                              -----------     ----------------

S&P Barra Value Index
 expiration date 12/00                                 27     $            (27)

S&P 500 Index
 expiration date 12/00                                 17                  120
                                                              ----------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                          $             93
                                                              ================

See accompanying notes which are an integral part of the financial statements.

49 Equity III Fund

EQUITY III FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $117,165)  .....................................     $ 137,170
Receivables:
 Dividends ............................................................................           163
 Investments sold .....................................................................            26
 Fund shares sold .....................................................................            46
 Daily variation margin on futures contracts ..........................................           168
Prepaid expenses ......................................................................             5
                                                                                            ---------

   Total assets .......................................................................       137,578

LIABILITIES
Payables:
 Investments purchased ..................................................     $   1,324
 Fund shares redeemed ...................................................           386
 Accrued fees to affiliates .............................................            85
 Other accrued expenses .................................................            51
                                                                              ---------

   Total liabilities ..................................................................         1,846
                                                                                            ---------

NET ASSETS ............................................................................     $ 135,732
                                                                                            =========

NET ASSETS CONSIST OF:
Undistributed net investment income ...................................................     $      44
Accumulated net realized gain (loss)  .................................................        (4,915)
Unrealized appreciation (depreciation) on:
 Investments ..........................................................................        20,005
 Futures contracts ....................................................................            93
Shares of beneficial interest .........................................................            52
Additional paid-in capital ............................................................       120,453
                                                                                            ---------

NET ASSETS ............................................................................     $ 135,732
                                                                                            =========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($6,327,438 divided by 240,421 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................     $   26.32
                                                                                            =========
 Class I ($129,404,913 divided by 4,914,747 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................     $   26.33
                                                                                            =========

  See accompanying notes which are an integral part of the financial statements.

                                                              Equity III Fund 50

EQUITY III FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                 TEN MONTHS ENDED      YEAR ENDED
                                                                 OCTOBER 31, 2000   DECEMBER 31, 1999
                                                                 ----------------   -----------------
INVESTMENT INCOME
 Dividends ...................................................       $  2,234           $  3,746
 Dividends from Money Market Fund ............................            366                479
 Interest ....................................................             40                106
                                                                     --------           --------

   Total investment income ...................................          2,640              4,331
                                                                     --------           --------

EXPENSES
 Advisory fees ...............................................            673              1,080
 Administrative fees .........................................             62                 99
 Custodian fees ..............................................            186                148
 Transfer agent fees .........................................             88                 99
 Professional fees ...........................................             38                 20
 Registration fees ...........................................             41                 77
 Shareholder servicing fees - Class E ........................             14                 10
 Trustees' fees ..............................................             11                  6
 Miscellaneous ...............................................             38                 34
                                                                     --------           --------

 Expenses before reductions ..................................          1,151              1,573
 Expense reductions ..........................................             (1)              --
                                                                     --------           --------

   Expenses, net .............................................          1,150              1,573
                                                                     --------           --------

Net investment income ........................................          1,490              2,758
                                                                     --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .................................................         (8,360)            14,007
 Futures contracts ...........................................           (624)             1,696
                                                                     --------           --------
                                                                       (8,984)            15,703
                                                                     --------           --------

Net change in unrealized appreciation (depreciation) on:
 Investments .................................................          7,654            (18,033)
 Futures contracts ...........................................           (179)              (276)
                                                                     --------           --------
                                                                        7,475            (18,309)
                                                                     --------           --------

Net realized and unrealized gain (loss)  .....................         (1,509)            (2,606)
                                                                     --------           --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........       $    (19)          $    152
                                                                     ========           ========

See accompanying notes which are an integral part of the financial statements.

51 Equity III Fund

EQUITY III FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                        TEN MONTHS ENDED       YEAR ENDED          YEAR ENDED
                                                                        OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                        ----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ................................................        $   1,490           $   2,758           $   3,613
 Net realized gain (loss) .............................................           (8,984)             15,703              28,478
 Net change in unrealized appreciation (depreciation) .................            7,475             (18,309)             (9,816)
                                                                               ---------           ---------           ---------

   Net increase (decrease) in net assets from operations ..............              (19)                152              22,275
                                                                               ---------           ---------           ---------

DISTRIBUTIONS
 From net investment income
   Class E ............................................................              (58)                (52)                 --
   Class I ............................................................           (1,388)             (2,693)             (3,541)
 From net realized gain
   Class E ............................................................               --                (545)                 --
   Class I ............................................................               --             (16,024)            (25,167)
                                                                               ---------           ---------           ---------

     Net decrease in net assets from distributions ....................           (1,446)            (19,314)            (28,708)
                                                                               ---------           ---------           ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ........          (39,091)            (15,041)            (25,188)
                                                                               ---------           ---------           ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ...........................          (40,556)            (34,203)            (31,621)

NET ASSETS
 Beginning of period ..................................................          176,288             210,491             242,112
                                                                               ---------           ---------           ---------
 End of period (including undistributed net investment income of
   $44 at October 31, 2000 and $72 at December 31, 1998) ..............        $ 135,732           $ 176,288           $ 210,491
                                                                               =========           =========           =========

  See accompanying notes which are an integral part of the financial statements.

                                                              Equity III Fund 52

EQUITY III FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           2000*        1999**
                                                         ---------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD ..................  $   26.18    $   30.27
                                                         ---------    ---------

INCOME FROM OPERATIONS
 Net investment income (a)  ...........................        .20          .21
 Net realized and unrealized gain (loss)  .............        .15        (2.12)
                                                         ---------    ---------

   Total income from operations .......................        .35        (1.91)
                                                         ---------    ---------

DISTRIBUTIONS
 From net investment income ...........................       (.21)        (.25)
 From net realized gain ...............................         --        (1.93)
                                                         ---------    ---------

   Total distributions ................................       (.21)       (2.18)
                                                         ---------    ---------

NET ASSET VALUE, END OF PERIOD ........................  $   26.32    $   26.18
                                                         =========    =========

TOTAL RETURN (%)(b)  ..................................       1.40        (6.13)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ............      6,327        7,927

 Ratios to average net assets (%)(c):
   Operating expenses .................................       1.17         1.03
   Net investment income ..............................        .97         1.25

 Portfolio turnover rate (%)  .........................     108.39       146.28

*    For the ten months ended October 31, 2000.
**   For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

53 Equity III Fund

EQUITY III FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                      YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                                                           2000*       1999        1998        1997        1996        1995
                                                        ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $    26.18  $    29.12  $    29.80  $    29.68  $    29.11  $    24.18
                                                        ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ........................           .25         .40         .47         .60         .70         .82
 Net realized and unrealized gain  (loss)  .........           .15        (.41)       2.75        8.69        5.10        7.73
                                                        ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ....................           .40        (.01)       3.22        9.29        5.80        8.55
                                                        ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income ........................          (.25)       (.40)       (.47)       (.61)       (.71)       (.83)
 From net realized gain ............................            --       (2.53)      (3.43)      (8.56)      (4.52)      (2.79)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

   Total distributions .............................          (.25)      (2.93)      (3.90)      (9.17)      (5.23)      (3.62)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD .....................    $    26.33  $    26.18  $    29.12  $    29.80  $    29.68  $    29.11
                                                        ==========  ==========  ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)(c) .............................          1.59         .25       11.53       33.13       20.90       35.96

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .........       129,405     168,361     210,491     242,112     221,778     222,541

 Ratios to average net assets (%)(c)(d):
   Operating expenses ..............................           .92         .79         .74         .78         .79         .65
   Net investment income ...........................          1.22        1.39        1.54        1.77        2.23        2.90

 Portfolio turnover rate (%)  ......................        108.39      146.28      135.53      128.86      100.78  $   103.40

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) Prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See Note 4.
(d)  The ratios for periods less than one year are annualized.

                                                              Equity III Fund 54

EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years) while maintaining volatility and diversification similar to the Index.

INVESTS IN: Primarily US equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification similar to the Russell 1000/(R)/ Index. The Fund employed the investment management services of four managers using four distinctive quantitative approaches to investment.


                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES                EQUITY Q - CLASS I++             RUSSELL 1000(R)**
    Inception*                   $10,000                           $0
       1991                      $13,668                        $13,659
       1992                      $15,021                        $15,127
       1993                      $18,152                        $17,515
       1994                      $18,832                        $18,058
       1995                      $23,994                        $22,935
       1996                      $29,605                        $28,192
       1997                      $39,246                        $37,168
       1998                      $46,297                        $44,495
       1999                      $58,937                        $55,878
       2000                      $64,305                        $60,939
    ----------                  --------                       ---------
      Total                     $338,057                       $313,966
    ==========                  ========                       =========

                        Yearly periods ended October 31

EQUITY Q FUND - CLASS I                           EQUITY Q FUND - CLASS Y ++++++
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $10,911       9.11%              1 Year           $10,913        9.13%
5 Years          $26,801      21.77%(S)           5 Years          $26,807       21.78%(S)
10 Years         $64,305      20.44%(S)           10 Years         $64,319       20.44%(S)

EQUITY Q FUND - CLASS E ++++                      RUSSELL 1000/(R)/ INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $10,882       8.82%              1 Year           $10,906        9.06%
5 Years          $26,716      21.69%(S)           5 Years          $26,571       21.59%(S)
10 Years         $64,101      20.40%(S)           10 Years         $60,939       19.81%(S)

55 Equity Q Fund

EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Equity Q Fund Class I, Class E and Class Y shares gained 0.40%, 0.17% and 0.42%, respectively, as compared to the Russell 1000/(R)/ Index, which gained 0.28%.

The Fund's performance was influenced by the market's first quarter shift from an emphasis on growth stocks to an environment that favored value issues. This factor, coupled with the market's extreme volatility, provided continual challenges for both diversified investors and active managers. However, through maintaining full exposure to all economic sectors, the Fund's managers were able to mitigate some of the market's unpredictability.

PORTFOLIO HIGHLIGHTS
Investor enthusiasm and speculation dominated the market during the first quarter, with growth stocks, particularly the technology and Internet-related shares, posting extraordinary returns. Further complicating matters for diversified investors, sector concentration, notably in the Technology arena, provided an exceptionally narrow window for investment opportunities.

The Fund's market-oriented managers faced this challenging environment by capitalizing on their risk-controlled sector constraints. Early in the period, the managers' benchmark-mandated sector exposures in Producer Durables (e.g. Nokia), Technology (Cisco, Oracle, Texas Instruments), and Financial Services (Morgan Stanley) boosted returns.

During the final months of the period, the managers generally maintained caution by assuming a more conservative investment discipline with regard to valuation. Given concerns over earnings estimates and the uncertainty surrounding the presidential election, the Fund's managers retained more positions in order to control risk levels versus their strategy during more stable market conditions. Some solid late-period stock decisions included benchmark-relative underweight positions in Lucent (Technology) and Sprint (Utilities), and overweights in Sun Microsystems (Technology), Alza (Health Care), Citigroup (Financials), and Lehman (Financials).


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                       October 31, 2000

General Electric Co.                                            4.4%
Cisco Systems, Inc.                                             3.3
Citigroup, Inc.                                                 2.5
Exxon Mobil Corp.                                               2.5
Microsoft Corp.                                                 2.2
Merck & Co., Inc.                                               2.1
Sun Microsystems, Inc.                                          2.1
Intel Corp.                                                     2.1
American International Group, Inc.                              1.6
Oracle Systems Corp.                                            1.6

PORTFOLIO CHARACTERISTICS
                                                          October 31, 2000

Current P/E Ratio                                             21.2x
Portfolio Price/Book Ratio                                    4.44x
Market Capitalization - $-Weighted Average               124.11 Bil
Number of Holdings                                              573


MONEY MANAGERS                                              STYLE

Barclays Global Fund Advisors                          Market-Oriented
Franklin Portfolio Associates, LLC                     Market-Oriented
J.P. Morgan Investment Management, Inc.                Market-Oriented
Jacobs Levy Equity Management, Inc.                    Market-Oriented


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Equity Q Fund Class I assumes initial investment on November 1, 1990.

** Russell 1000/(R)/ Index includes the 1,000 largest companies in the Russell 3000/(R)/ Index, the smallest of which is valued at about $1,124.8 million. The Russell 1000/(R)/ Index represents the universe of stocks from which most active money managers typically select. The Russell 1000/(R)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Equity Q Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Equity Q Fund Class I performance has been linked with Class Y to provide historical perspective.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                Equity Q Fund 56

EQUITY Q FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                    MARKET
                                                      NUMBER        VALUE
                                                        OF          (000)
                                                      SHARES          $
                                                     --------     --------

COMMON STOCKS - 97.2%
AUTO AND TRANSPORTATION - 2.4%
AMR Corp. (a)                                          33,100        1,084
ArvinMeritor, Inc. New                                 23,550          394
AutoNation, Inc. (a)                                   16,300          110
AutoZone, Inc. (a)                                     31,000          831
Burlington Northern, Inc.                              98,000        2,603
C.H. Robinson Worldwide, Inc.                           5,000          273
Dana Corp.                                             27,400          608
Delphi Automotive Systems Corp.                        73,025        1,146
Delta Air Lines, Inc.                                  66,700        3,152
Eaton Corp.                                            21,900        1,491
Expeditors International of Washington,
 Inc.                                                   6,300          326
FedEx Corp. (a)                                           300           14
Ford Motor Co.                                        326,018        8,517
General Motors Corp.                                  115,744        7,191
Harley-Davidson, Inc.                                  36,700        1,768
Kansas City Southern Industries, Inc. (a)             135,600        1,178
Lear Corp. (a)                                         19,200          523
Northwest Airlines Corp. Class A (a)                    1,200           34
PACCAR, Inc.                                            3,900          164
Trinity Industries, Inc.                                6,300          152
UAL Corp.                                              12,600          478
Union Pacific Corp.                                    35,900        1,683
Visteon Corp.                                          20,568          363
                                                               -----------
                                                                    34,083
                                                               -----------

CONSUMER DISCRETIONARY - 8.4%
Abercrombie & Fitch Co. Class A (a)                    15,700          370
Advo Systems, Inc. (a)                                  7,100          261
Amazon.com, Inc. (a)                                    6,700          245
AT&T Corp. - Liberty Media Group Class
 A (a)                                                303,400        5,461
Banta Corp.                                            13,500          311
Best Buy Co. (a)                                       83,600        4,196
BHC Communications, Inc. Class A                          500           72
BJ's Wholesale Club, Inc. (a)                           5,100          168
Brunswick Corp.                                        91,100        1,771
Callaway Golf Co.                                      40,600          650
CBRL Group, Inc.                                        9,000          160
Cendant Corp. (a)                                     181,900        2,183
Cheesecake Factory, Inc. (The) (a)                      5,250          232
Clear Channel Communications, Inc. (a)                 27,300        1,640
Convergys Corp. (a)                                    17,100          745
Darden Restaurants, Inc.                              118,000        2,655
Diamond Technology Partners, Inc. (a)                   1,500           67
Disney (Walt) Co.                                     257,503        9,222
Donnelley (R.R.) & Sons Co.                            48,500        1,043
Eastman Kodak Co.                                         100            4
Energizer Holdings, Inc. (a)                           28,133          556
Estee Lauder Cos., Class A                             11,100          515
Federated Department Stores, Inc. (a)                  33,100        1,078
Fortune Brands, Inc.                                   18,930          557
Fox Entertainment Group, Inc.
 Class A (a)                                            4,600           99
Gannett Co., Inc.                                      46,091        2,673
Gap, Inc.                                              79,300        2,047
Gemstar-TV Guide International, Inc. (a)                8,800          603
Hasbro, Inc.                                           18,300          197
Home Depot, Inc. (The)                                176,890        7,606
Infinity Broadcasting Corp. Class A (a)                19,200          638
Interpublic Group Cos., Inc.                            2,860          123
JC Penney & Co., Inc.                                  42,800          500
Jones Apparel Group, Inc. (a)                          18,700          520
Kimberly-Clark Corp.                                   33,359        2,202
Kmart Corp. (a)                                        37,500          223
Knight-Ridder, Inc.                                    10,300          518
Kohl's Corp. (a)                                       30,500        1,653
Learning Tree International, Inc. (a)                   6,100          275
Limited, Inc. (The)                                    41,100        1,038
Lowe's Cos., Inc.                                      56,900        2,600
Marriott International, Inc. Class A                   17,900          725
May Department Stores Co.                              51,900        1,362
McDonald's Corp.                                        8,500          264
New York Times Co. Class A                              5,200          191
NIKE, Inc. Class B                                     17,200          687
Office Depot, Inc. (a)                                 29,183          243
Omnicom Group, Inc.                                    23,370        2,156
Payless ShoeSource, Inc. (a)                           15,600          904
Penton Media, Inc.                                      4,800          147
Pier 1 Imports, Inc.                                   26,400          350
Plantronics, Inc. (a)                                  13,400          611
Priceline.com, Inc. (a)                                 1,100            6
Russell Corp.                                           1,900           30
Sabre Holdings, Corp.                                  42,000        1,404
Safeguard Scientifics, Inc. (a)                         3,600           55
Sears Roebuck & Co.                                   254,184        7,557
Shaw Industries, Inc.                                  33,500          622
Starwood Hotels & Resorts
 Worldwide, Inc.                                       14,300          424
Target Corp.                                           94,510        2,611
TeleTech Holdings, Inc. (a)                            23,600          655
The Men's Wearhouse, Inc. (a)                          10,500          307
Tiffany & Co.                                          35,200        1,503
Time Warner, Inc.                                     181,700       13,793
TJX Cos., Inc.                                         46,100        1,256
TMP Worldwide, Inc. (a)                                14,100          981
Toys "R" Us, Inc. (a)                                 105,000        1,805
Tribune Co.                                            20,504          760
Tupperware Corp.                                       23,500          402
United Stationers, Inc. (a)                             5,900          177

57 Equity Q Fund

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------

Univision Communications, Inc.
 Class A (a)                                          1,000           38
Venator Group, Inc. (a)                              16,000          226
Viacom, Inc. Class B (a)                             75,112        4,272
Wal-Mart Stores, Inc.                               281,943       12,793
Westwood One, Inc. (a)                                6,900          131
Whirlpool Corp.                                      33,700        1,465
Zale Corp. (a)                                       22,300          754
                                                             -----------
                                                                 119,344
                                                             -----------

CONSUMER STAPLES - 4.6%
Albertson's, Inc.                                     1,117           26
Anheuser-Busch Cos., Inc.                            71,340        3,264
Clorox Co. (The)                                     27,400        1,223
Coca-Cola Co. (The)                                  13,600          821
Colgate-Palmolive Co.                                30,000        1,763
ConAgra, Inc.                                        96,556        2,064
Delhaize America, Inc.                                5,800           99
Gillette Co. (The)                                  123,000        4,290
Heinz (H.J.) Co.                                     29,400        1,233
Hormel Foods Corp.                                   88,500        1,488
IBP, Inc.                                           154,900        3,185
International Flavors & Fragrances, Inc.             29,000          486
Interstate Bakeries Corp.                            27,000          378
Keebler Foods Co.                                    12,500          506
Kellogg Co.                                          21,400          543
Kroger Co. (a)                                       81,300        1,834
Nabisco Group Holdings Corp.                         10,500          303
Nabisco Holdings Corp. Class A                        1,800           97
Pepsi Bottling Group, Inc. (The)                     65,900        2,282
PepsiCo, Inc.                                       177,400        8,593
Philip Morris Cos., Inc.                            370,839       13,582
Procter & Gamble Co.                                 89,200        6,372
Quaker Oats Co. (The)                                15,000        1,223
R.J. Reynolds Tobacco Holdings, Inc.                 34,600        1,237
Safeway, Inc. (a)                                    30,425        1,664
Sara Lee Corp.                                        4,187           90
Smithfield Foods, Inc. (a)                            5,600          161
SuperValu, Inc.                                         800           12
SYSCO Corp.                                          51,125        2,668
Tyson Foods, Inc. Class A                            17,800          199
Unilever                                             42,200        2,144
Universal Corp.                                      31,400          879
Walgreen Co.                                         22,700        1,036
Winn-Dixie Stores, Inc.                               5,000           97
                                                             -----------
                                                                  65,842
                                                             -----------

FINANCIAL SERVICES - 15.6%
Aetna, Inc.                                          29,900        1,729
Affiliated Managers Group, Inc. (a)                   8,100          487
AFLAC, Inc.                                           5,700          416
Allstate Corp.                                      111,900        4,504
Ambac Financial Group, Inc.                          11,900          950
American General Corp.                                  300           24
American International Group, Inc.                  232,305       22,766
American National Insurance Co.                       1,600          107
AmSouth Bancorp                                      89,575        1,248
AON Corp.                                            13,400          555
Apartment Investment & Management Co.
 Class A                                              1,200           55
Associates First Capital Corp. Class A               89,200        3,312
Astoria Financial Corp.                              14,300          536
AXA Financial, Inc.                                  28,100        1,519
Bank of America Corp.                               275,923       13,262
Bank One Corp.                                       36,800        1,343
Banknorth Group, Inc.                                11,200          203
BB&T Corp.                                              900           29
Bear Stearns Companies Inc. (The)                    28,570        1,732
Charter One Financial, Inc.                          11,135          255
Chase Manhattan Corp.                                98,082        4,463
CIGNA Corp.                                          13,800        1,683
Cincinnati Financial Corp.                            6,800          250
CIT Group, Inc.                                      73,900        1,289
Citigroup, Inc.                                     672,597       35,395
City National Corp.                                   1,200           41
CNA Financial Corp. (a)                               7,900          288
Comerica, Inc.                                       29,100        1,755
Conseco, Inc.                                        97,500          676
Countrywide Credit Industries, Inc.                  29,200        1,093
Dime Bancorp, Inc.                                   19,800          484
Dow Jones & Co., Inc.                                22,800        1,342
E*TRADE Group, Inc. (a)                              39,000          568
Edwards (A.G.), Inc.                                 19,000          964
Federal Home Loan Mortgage Corp.                    142,784        8,567
Federal National Mortgage Association               116,600        8,978
Federated Investors, Inc. Class B                    16,050          467
FelCor Lodging Trust, Inc.                            8,900          195
FINOVA Group, Inc.                                   16,100           41
First Data Corp.                                     50,800        2,546
First Tennessee National Corp.                        9,300          214
First Union Corp.                                    70,700        2,143
Firstar Corp.                                        32,800          646
FleetBoston Financial Corp.                         110,792        4,210
Franklin Resources, Inc.                             23,500        1,007
Golden State Bancorp, Inc.                           29,800          779
Golden West Financial Corp.                          10,700          600
Goldman Sachs Group, Inc.                            64,700        6,458
Greater Bay Bancorp                                   2,200           72
Greenpoint Financial Corp.                           19,800          589
Hartford Financial Services
 Group, Inc. (The)                                   26,200        1,950
Heller Financial, Inc. Class A                        4,900          143

                                                                Equity Q Fund 58

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------


Hibernia Corp. Class A (a)                           15,600          186
Household International, Inc.                        21,100        1,062
John Hancock Financial Services, Inc. (a)            53,200        1,682
KeyCorp                                              69,817        1,724
Lehman Brothers Holdings, Inc.                       95,400        6,153
Lincoln National Corp.                                6,700          324
Loews Corp.                                           9,100          828
MBIA, Inc.                                           10,100          734
MBNA Corp.                                           67,673        2,542
Merrill Lynch & Co., Inc.                           158,700       11,109
MetLife, Inc. New                                    97,600        2,696
MGIC Investment Corp.                                 7,300          497
MONY Group, Inc. (The)                                5,000          206
Morgan (J.P.) & Co., Inc.                            15,018        2,485
Morgan Stanley Dean Witter & Co.                    185,196       14,874
National City Corp.                                  15,700          336
National Commerce Bancorp                            17,500          372
North Fork Bancorp, Inc.                              9,600          194
Paychex, Inc.                                        40,250        2,282
PMI Group, Inc. (The)                                26,800        1,980
PNC Bank Corp.                                       46,850        3,133
Providian Financial Corp.                            11,397        1,185
Radian Group, Inc.                                    3,300          234
Regions Financial Corp.                              19,500          458
SEI Corp.                                             7,300          662
Silicon Valley Bancshares (a)                        16,000          738
SouthTrust Corp.                                     99,450        3,220
Sovereign Bancorp, Inc.                              40,100          333
St. Paul Cos., Inc.                                   7,800          400
Summit Bancorp                                       15,000          563
SunTrust Banks, Inc.                                 18,160          886
TCF Financial Corp.                                   7,600          307
TD Waterhouse Group, Inc. (a)                        51,700          856
Torchmark Corp.                                      22,900          763
Transatlantic Holdings, Inc.                          1,800          167
U.S. Bancorp                                        116,800        2,825
UnionBanCal Corp.                                    11,771          247
UnumProvident Corp.                                  26,700          754
USA Education, Inc.                                   1,800          101
Waddell & Reed Financial, Inc. Class A               16,500          526
Washington Mutual, Inc.                              71,891        3,164
Wells Fargo Co.                                      58,175        2,695
                                                             -----------
                                                                 221,411
                                                             -----------

HEALTH CARE - 12.3%
Abbott Laboratories                                  48,600        2,567
Allergan, Inc.                                       59,100        4,968
ALZA Corp. (a)                                       59,500        4,816
American Home Products Corp.                          8,600          546
Amgen, Inc. (a)                                      50,200        2,905
Andrx Group (a)                                      12,500          898
Bard (C.R.), Inc.                                    11,900          498
Becton, Dickinson & Co.                              43,500        1,457
Bergen Brunswig Corp. Class A                        22,900          208
Boston Scientific Corp. (a)                          78,300        1,248
Bristol-Myers Squibb Co.                            284,960       17,365
Cardinal Health, Inc.                                25,073        2,376
Celgene Corp. (a)                                    12,200          785
Chiron Corp. (a)                                     14,271          617
Cytyc Corp. (a)                                      15,100          896
First Health Group Corp. (a)                          3,900          152
Forest Labs, Inc. (a)                                42,700        5,658
Foundation Health Systems, Inc. (a)                  16,700          337
Genentech, Inc. (a)                                   3,700          305
Genzyme Corp. (a)                                    15,300        1,085
HCA-The Healthcare Co.                               92,871        3,709
HEALTHSOUTH Corp. (a)                                16,200          194
Human Genome Sciences, Inc. (a)                       4,600          407
Humana, Inc. (a)                                     16,200          196
ICOS Corp. (a)                                        8,700          445
IDEC Pharmaceuticals Corp. (a)                        1,400          275
Immunex Corp. (a)                                     9,300          395
Incyte Pharmaceuticals, Inc. (a)                      1,300           48
IVAX Corp. (a)                                       36,150        1,573
Johnson & Johnson                                   195,014       17,966
King Pharmaceuticals, Inc. (a)                       12,200          547
Lilly (Eli) & Co.                                   139,400       12,459
McKesson HBOC, Inc.                                   9,100          255
Medtronic, Inc.                                      32,200        1,749
Merck & Co., Inc.                                   329,071       29,596
Millennium Pharmaceuticals, Inc. (a)                  2,800          203
PacifiCare Health Systems, Inc. (a)                  60,900          632
PE Corp. - PE Biosystems Group                        1,100          129
Perrigo Co. (a)                                       6,400           42
Pfizer, Inc.                                        473,900       20,467
Pharmacia Corp.                                     210,239       11,563
Province Healthcare Co. (a)                           5,500          231
Quest Diagnostics, Inc. (a)                          13,400        1,290
Schering-Plough Corp.                               129,800        6,709
St. Jude Medical, Inc. (a)                           18,300        1,007
Techne Corp. (a)                                      4,900          546
Tenet Healthcare Corp.                              115,100        4,525
United Health Corp (a)                               35,932        3,930
Universal Health Services, Inc.
 Class B (a)                                         10,200          855
Varian Medical Systems, Inc. (a)                      7,800          380
Wellpoint Health Networks, Inc. (a)                  23,578        2,756
                                                             -----------
                                                                 174,766
                                                             -----------

INTEGRATED OILS - 4.4%
Amerada Hess Corp.                                   20,500        1,271
Ashland, Inc.                                        11,800          386

59 Equity Q Fund

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------

Chevron Corp.                                        88,600        7,276
Coastal Corp.                                         6,200          468
Conoco, Inc. Class B                                 26,287          715
Exxon Mobil Corp.                                   393,405       35,087
Occidental Petroleum Corp.                          193,300        3,842
Phillips Petroleum Co.                               14,000          865
Royal Dutch Petroleum Co.                           122,700        7,285
Texaco, Inc.                                         45,800        2,705
USX-Marathon Group                                  112,400        3,056
                                                             -----------
                                                                  62,956
                                                             -----------

MATERIALS AND PR OCESSING - 3.3%
Air Products & Chemicals, Inc.                       48,500        1,810
Alcoa, Inc.                                          51,500        1,477
Allegheny Technologies, Inc.                         10,700          217
Archer-Daniels-Midland Co.                          212,955        2,343
Boise Cascade Corp.                                   4,900          141
Bowater, Inc.                                         6,200          336
Centex Corp.                                         28,000        1,036
Dow Chemical Co.                                    123,306        3,776
Eastman Chemical Co.                                 25,400        1,089
Georgia-Pacific Group                                58,100        1,561
Illinois Tool Works, Inc.                            31,691        1,761
IMC Global, Inc.                                      7,400           96
International Paper Co.                              15,100          553
Kaufman & Broad Home Corp.                           13,500          402
Lafarge Corp.                                         6,800          128
Lubrizol Corp.                                        3,600           78
Lyondell Petrochemical Co.                           87,000        1,251
Minnesota Mining & Manufacturing Co.                 83,115        8,031
Nucor Corp.                                          16,900          586
PPG Industries, Inc.                                 20,000          893
Praxair, Inc.                                        20,000          745
Precision Castparts Corp.                            17,000          642
Rohm & Haas Co.                                      50,500        1,518
RPM, Inc.                                             1,205           11
Sherwin-Williams Co.                                 38,091          826
Sigma Aldrich Corp.                                  15,000          536
Smurfit-Stone Container Corp. (a)                    37,900          509
Temple-Inland, Inc.                                   7,500          336
Tyco International, Ltd.                            196,503       11,139
Union Carbide Corp.                                   5,500          237
USG Corp.                                            80,700        1,376
Weyerhaeuser Co.                                     31,834        1,493
                                                             -----------
                                                                  46,933
                                                             -----------

OTHER ENERGY - 2.0%
Anadarko Petroleum Corp.                             37,721        2,416
Apache Corp.                                         64,100        3,546
Baker Hughes, Inc.                                   15,100          519
BJ Services Co. (a)                                   6,000          315
Cooper Cameron Corp. (a)                             13,800          752
Devon Energy Corp.                                    2,200          111
El Paso Energy Corp.                                  4,800          301
ENSCO International, Inc.                            13,400          446
EOG Resources, Inc.                                   2,400           95
Global Marine, Inc. (a)                              29,700          787
Kerr-McGee Corp.                                     47,385        3,095
Marine Drilling Co, Inc. (a)                         24,300          580
Mitchell Energy & Development Corp.
 Class A                                              7,100          327
Nabors Industries, Inc. (a)                           7,400          377
Noble Drilling Corp. (a)                             43,700        1,816
Ocean Energy, Inc. (a)                               33,900          470
Pioneer Natural Resources Co. (a)                     8,700          114
Sunoco, Inc.                                         26,200          784
Tidewater, Inc.                                       7,900          365
Tosco Corp.                                          61,700        1,766
TXU Corp.                                           109,743        4,067
Ultramar Diamond Shamrock Corp.                     160,000        4,200
Valero Energy Corp.                                  34,600        1,143
Vintage Petroleum, Inc.                              12,200          257
                                                             -----------
                                                                  28,649
                                                             -----------

PRODUCER DURABLES - 7.4%
Applied Materials, Inc. (a)                         104,600        5,557
B.F. Goodrich Co.                                     8,800          360
Boeing Co. (The)                                    126,500        8,578
Caterpillar, Inc.                                    50,800        1,781
Cooper Industries, Inc.                              15,700          601
Credence Systems Corp. (a)                           19,200          360
D.R. Horton, Inc.                                    23,217          430
Deere & Co.                                           1,842           68
Dover Corp.                                          70,000        2,971
Emerson Electric Co.                                 13,100          962
General Dynamics Corp.                               19,696        1,409
General Electric Co.                              1,131,489       62,020
Grainger (W.W.), Inc.                                14,100          450
Honeywell International, Inc.                        43,200        2,325
Ingersoll-Rand Co.                                   37,527        1,417
ITT Industries, Inc.                                 25,300          824
Johnson Controls, Inc.                                9,500          566
KLA Tencor Corporation (a)                           20,400          689
Lennar Corp.                                         12,000          386
Littlefuse, Inc. (a)                                  6,000          174
Litton Industries, Inc. (a)                          10,400          540
Mettler-Toledo International, Inc. (a)                8,600          402
Molex, Inc.                                          11,800          636
Northrop Grumman Corp.                               36,800        3,091
Parker-Hannifin Corp.                                15,300          633
Plexus Corp. (a)                                      7,500          473
Pulte Corp.                                          11,400          380

                                                                Equity Q Fund 60

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------


Raytheon Co. Class B                                 32,300        1,104
Rockwell International Corp.                         16,831          662
Solectron Corp. (a)                                  22,048          970
Technitrol, Inc.                                      8,400          931
Teleflex, Inc.                                          354           12
Teradyne, Inc. (a)                                   30,200          943
United Technologies Corp.                            27,000        1,884
                                                             -----------
                                                                 104,589
                                                             -----------

TECHNOLOGY - 29.6%
3Com Corp. (a)                                       68,561        1,213
Adobe Systems, Inc.                                   6,000          456
Adtran, Inc. (a)                                     21,000          798
Advanced Fibre Communications (a)                     1,300           42
Advanced Micro Devices, Inc. (a)                     95,700        2,165
Agilent Technologies, Inc. (a)                       37,445        1,734
Akamai Technologies, Inc. (a)                         1,400           71
Alliance Semiconductor Corp. (a)                      9,300          185
Altera Corp. (a)                                    105,554        4,315
America Online, Inc. (a)                            195,881        9,878
Amkor Technology, Inc. (a)                            2,100           47
Amphenol Corp. Class A (a)                           13,900          893
Analog Devices, Inc. (a)                             54,000        3,510
Apple Computer, Inc. (a)                             12,900          252
Applied Micro Circuits Corp. (a)                     20,200        1,545
Ariba, Inc. New (a)                                  10,500        1,326
Arrow Electronics, Inc. (a)                          52,700        1,686
Art Technology Group, Inc. (a)                        1,800          113
At Home Corp. Series A (a)                            5,100           53
Atmel Corp. (a)                                      39,800          592
Automatic Data Processing, Inc.                      43,000        2,808
Avaya, Inc. (a)                                       5,469           73
Avnet, Inc.                                          59,300        1,594
AVX Corp.                                            87,600        2,508
BEA Systems, Inc. (a)                                46,400        3,326
Broadcom Corp. Class A (a)                           10,200        2,268
BroadVision, Inc. (a)                                27,200          809
Brocade Communications Systems, Inc. (a)              4,700        1,069
Cabletron Systems, Inc. (a)                          60,000        1,628
CacheFlow, Inc. New (a)                                 500           54
CIENA Corp. (a)                                      19,300        2,028
Cisco Systems, Inc. (a)                             867,114       46,716
CMGI, Inc. (a)                                        8,100          137
CNET Networks, Inc. (a)                               1,800           57
Commerce One, Inc. New (a)                           11,600          744
COMPAQ Computer Corp.                               128,700        3,914
Computer Sciences Corp. (a)                           3,600          227
Corning, Inc.                                       126,000        9,639
Critical Path, Inc. (a)                               1,400           68
CSG Systems International, Inc. (a)                  11,200          520
Cybear Group (a)                                      1,861            1
Cypress Semiconductor Corp. (a)                      54,500        2,040
Dallas Semiconductor Corp.                            2,100           83
Dell Computer Corp. (a)                             427,100       12,573
DoubleClick, Inc. (a)                                 3,100           50
DST Systems, Inc. (a)                                52,000        3,205
E.piphany, Inc. New (a)                                 600           54
eBay, Inc. (a)                                        4,200          216
Electro Scientific Industries, Inc. (a)               6,900          241
Electronic Data Systems Corp.                        77,801        3,652
EMC Corp. (a)                                       162,572       14,479
Emulex Corp. (a)                                        400           59
Exar Corp. (a)                                        6,200          277
Exodus Communications, Inc. (a)                      26,400          886
Extreme Networks, Inc. (a)                            3,000          249
Fairchild Semiconductor Corp.
 Class A (a)                                         12,400          261
Galileo International, Inc.                         110,100        2,174
GlobeSpan, Inc. (a)                                   7,000          537
GTECH Holdings Corp. (a)                             18,500          320
Hewlett-Packard Co.                                 118,284        5,493
i2 Technologies, Inc. (a)                             9,500        1,614
Infonet Services Corp. Class B (a)                    5,300           34
InfoSpace.com, Inc. (a)                              21,807          439
Inktomi Corp. (a)                                     2,800          178
Integrated Device Technology, Inc. (a)               24,200        1,363
Intel Corp.                                         647,500       29,097
International Business Machines Corp.               141,660       13,954
International Game Technology (a)                     5,400          198
Internet Capital Group, Inc. New (a)                  6,100           80
Internet Security Systems, Inc. (a)                     900           79
Intuit, Inc. (a)                                     28,100        1,726
JDS Uniphase Corp. (a)                               65,900        5,367
Juniper Networks, Inc. (a)                           25,600        5,010
Kana Communications, Inc. (a)                         2,600           61
Kemet Corp. (a)                                     129,700        3,615
Lattice Semiconductor Corp. (a)                       8,800          257
Liberate Technologies, Inc. New (a)                   1,500           29
Linear Technology Corp.                              25,300        1,632
LSI Logic Corp. (a)                                  19,900          654
Lucent Technologies, Inc.                            47,632        1,110
Macromedia, Inc. (a)                                  1,600          123
MarchFirst, Inc. (a)                                 11,000           64
Maxim Integrated Products, Inc. (a)                  53,900        3,571
Mentor Graphics Corp. (a)                             2,700           63
Mercury Interactive Corp. (a)                         8,900          987
Metromedia Fiber Network, Inc.
 Class A (a)                                         53,700        1,020
Microchip Technology, Inc. (a)                       49,200        1,556
Micromuse, Inc. (a)                                   5,600          950
Micron Technology, Inc. (a)                          69,300        2,408
Microsoft Corp. (a)                                 452,931       31,196

61 Equity Q Fund

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------

Motorola, Inc.                                      137,487        3,429
National Semiconductor Corp. (a)                     41,225        1,072
NCR Corp. (a)                                         1,500           65
Network Appliance, Inc. (a)                          34,100        4,058
Network Associates, Inc. (a)                          6,800          131
Nortel Networks Corp.                               265,231       12,068
NVIDIA Corp. (a)                                      8,400          521
Oracle Systems Corp. (a)                            685,720       22,629
Palm, Inc. New (a)                                   37,232        1,994
Parametric Technology Corp. (a)                       1,800           22
Phone.com, Inc. (a)                                     900           83
PMC - Sierra, Inc. (a)                               17,000        2,889
Portal Software, Inc. (a)                            15,600          551
PSINet, Inc. (a)                                      3,900           26
QUALCOMM, Inc. (a)                                   56,816        3,700
Qwest Communications
 International, Inc. (a)                            136,381        6,632
RadioShack, Corp.                                    11,300          674
Rational Software Corp. (a)                          11,600          692
RealNetworks, Inc. (a)                                2,000           41
Redback Networks, Inc. (a)                            9,900        1,049
RSA Security, Inc. (a)                                1,300           75
Sandisk Corp. (a)                                     7,500          403
Seagate Technology (a)                               62,374        4,358
Siebel Systems, Inc. (a)                             40,800        4,281
Silicon Storage Technology, Inc. (a)                  8,400          191
Software.com, Inc. New (a)                            4,100          609
Sun Microsystems, Inc. (a)                          266,970       29,584
SunGard Data Systems (a)                             67,300        3,441
Sybase, Inc. (a)                                     38,600          806
Symantec Corp. (a)                                   52,600        2,051
Tellabs, Inc. (a)                                    37,300        1,863
Terra Networks SA - ADR                               6,020          145
Texas Instruments, Inc.                             147,500        7,237
TIBCO Software, Inc. (a)                             10,200          642
Unisys Corp. (a)                                     10,000          128
VeriSign, Inc. (a)                                   19,640        2,591
Veritas Software Corp. (a)                           64,589        9,103
Verizon Communications                              302,997       17,517
Vignette Corp. (a)                                    2,400           72
Vishay Intertechnology, Inc. (a)                     56,700        1,701
Vitria Technology, Inc. (a)                           2,300           62
webMethods, Inc. New (a)                                500           44
Williams Communications
 Group, Inc. New (a)                                 16,000          293
Xilinx, Inc. (a)                                     39,562        2,863
Yahoo!, Inc. (a)                                     22,300        1,306
                                                             -----------
                                                                 420,038
                                                             -----------
UTILITIES - 7.2%
ADC Telecommunications, Inc. (a)                     51,100        1,089
Allegiance Telecom, Inc. (a)                          1,400           44
Ameren Corp.                                         13,100          521
American Electric Power Co., Inc.                    17,680          734
AT&T Corp.                                          259,277        6,012
AT&T Wireless Group New (a)                          50,100        1,249
BellSouth Corp.                                     378,151       18,269
BroadWing, Inc. (a)                                  30,400          859
C&D Technologies, Inc.                               20,100        1,188
Cable Design Technologies Corp. (a)                  10,500          242
Calpine Corp. (a)                                    27,800        2,194
Cinergy Corp.                                        17,300          530
CMS Energy Corp.                                     13,500          365
Columbia Energy Group                                 2,100          151
Comcast Corp. Special Class A (a)                    94,495        3,845
Consolidated Edison, Inc.                            27,401          964
Copper Mountain Networks, Inc. (a)                    1,400           16
CP&L, Inc.                                           29,900        1,205
Dominion Resources, Inc.                             14,600          870
DTE Energy Co.                                       54,600        1,972
Duke Energy Corp.                                    22,400        1,936
Dycom Industries, Inc. (a)                           12,900          485
Dynegy, Inc. Class A                                 38,900        1,802
Edison International                                 24,600          587
Energy East Corp.                                    24,800          501
Entergy Corp.                                        77,500        2,969
FirstEnergy Corp.                                    49,900        1,291
FPL Group, Inc.                                      19,893        1,313
Global Crossing, Ltd. (a)                            50,800        1,197
GPU, Inc.                                            11,700          387
KeySpan Corp.                                        54,200        1,907
Level 3 Communications, Inc. (a)                     28,500        1,357
MasTec, Inc. (a)                                     19,100          553
MCN Energy Group, Inc.                                3,200           79
Nextel Communications, Inc. Class A (a)              30,500        1,172
NiSource, Inc.                                       13,400          334
OGE Energy Corp.                                      4,200           86
PG&E Corp.                                          135,700        3,655
Pinnacle West Capital Corp.                          32,800        1,425
Powerwave Technologies, Inc. (a)                     10,600          510
PPL Corp.                                             6,900          284
Public Service Enterprise Group, Inc.                69,400        2,880
Quanta Services, Inc. (a)                             6,000          186
Reliant Energy, Inc.                                 59,769        2,469
SBC Communications, Inc.                            220,686       12,731
SDL, Inc. (a)                                         2,400          622
Southern Co.                                         68,481        2,012
Sprint Corp. (Fon Group)                             45,800        1,168
Sprint Corp. (PCS Group) (a)                         83,800        3,195
Telephone & Data Systems, Inc.                        7,300          770
Terayon Communication Systems, Inc. (a)               6,000          134
United States Cellular Corp. (a)                     16,600        1,062
UtiliCorp United, Inc.                               11,600          308

                                                                Equity Q Fund 62

EQUITY Q FUND

                                                                October 31, 2000

                                                                  MARKET
                                                    NUMBER        VALUE
                                                      OF          (000)
                                                    SHARES          $
                                                   --------     --------

Williams Cos. (The)                                  10,900          457
Wisconsin Energy Corp.                               15,600          294
WorldCom, Inc. (a)                                  308,564        7,310
                                                             -----------
                                                                 101,747
                                                             -----------

TOTAL COMMON STOCKS
(cost $1,102,641)                                              1,380,358
                                                             -----------

                                                PRINCIPAL
                                                  AMOUNT
                                                  (000)
                                                    $
                                               ------------
SHORT-TERM INVESTMENTS - 2.6%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                   31,994       31,994
United States Treasury Bills (b)(c)(d)
 5.940% due 12/21/00                                  4,950        4,909
                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $36,903)                                                    36,903
                                                             -----------

TOTAL INVESTMENTS - 99.8%
(identified cost $1,139,544)                                   1,417,261

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                         2,292
                                                             -----------

                                                               1,419,553
NET ASSETS - 100.0%                                          ===========


                                                UNREALIZED
                              NUMBER           APPRECIATION
                                OF            (DEPRECIATION)
     FUTURES CONTRACTS       CONTRACTS            (000)
                            -----------     ----------------

S&P 400 Midcap Index
 expiration date 12/00               42     $           (207)

S&P 500 Index
 expiration date 12/00               80                 (636)
                                            ----------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                        $           (843)
                                            ================

(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with futures contracts purchased by the Fund.

Abbreviation:
ADR - American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

63 Equity Q Fund

EQUITY Q FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000


ASSETS
Investments at market (identified cost $1,139,544)  ..............  $ 1,417,261
Cash .............................................................          433
Receivables:
 Dividends .......................................................        1,106
 Investments sold ................................................        5,276
 Fund shares sold ................................................          972
 Daily variation margin on futures contracts .....................          806
Prepaid expenses .................................................            8
                                                                    -----------

   Total assets ..................................................    1,425,862

LIABILITIES
Payables:
 Investments purchased ............................... $     4,276
 Fund shares redeemed ................................       1,165
 Accrued fees to affiliates ..........................         770
 Other accrued expenses ..............................          98
                                                       -----------

   Total liabilities .............................................        6,309
                                                                    -----------

NET ASSETS .......................................................  $ 1,419,553
                                                                    ===========


NET ASSETS CONSIST OF:
Undistributed net investment income ..............................  $     1,719
Accumulated net realized gain (loss)  ............................      143,137
Unrealized appreciation (depreciation) on:
 Investments .....................................................      277,717
 Futures contracts ...............................................         (843)
Shares of beneficial interest ....................................          349
Additional paid-in capital .......................................      997,474
                                                                    -----------

NET ASSETS .......................................................  $ 1,419,553
                                                                    ===========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($25,205,329 divided by 619,347 shares of $.01 par
 value shares of beneficial interest outstanding).................  $     40.70
                                                                    ===========

 Class I ($1,355,536,079 divided by 33,310,059 shares of $.01
 par value shares of beneficial interest outstanding).............  $     40.69
                                                                    ===========

 Class Y ($38,811,927 divided by 953,831 shares of $.01 par
 value shares of beneficial interest outstanding).................  $     40.69
                                                                    ===========

  See accompanying notes which are an integral part of the financial statements.

                                                                Equity Q Fund 64

EQUITY Q FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                 TEN MONTHS ENDED       YEAR ENDED
                                                                 OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                 ----------------    -----------------
INVESTMENT INCOME
 Dividends ...................................................   $         13,356    $          16,490
 Dividends from Money Market Fund ............................              2,442                1,688
 Interest ....................................................                167                  243
                                                                 ----------------    -----------------

   Total investment income ...................................             15,965               18,421
                                                                 ----------------    -----------------

EXPENSES
 Advisory fees ...............................................              6,485                6,772
 Administrative fees .........................................                584                  619
 Custodian fees ..............................................                453                  472
 Transfer agent fees .........................................                356                  467
 Professional fees ...........................................                 66                   31
 Registration fees ...........................................                113                   88
 Shareholder servicing fees - Class E ........................                 58                   38
 Trustees' fees ..............................................                 11                    5
 Miscellaneous ...............................................                 69                   90
                                                                 ----------------    -----------------

 Expenses before reductions ..................................              8,195                8,582
 Expense reductions ..........................................                (20)                  --
                                                                 ----------------    -----------------

   Expenses, net .............................................              8,175                8,582
                                                                 ----------------    -----------------

Net investment income ........................................              7,790                9,839
                                                                 ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .................................................             70,765              235,895
 Futures contracts ...........................................                778                5,206
                                                                 ----------------    -----------------
                                                                           71,543              241,101
                                                                 ----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
 Investments .................................................            (67,564)                 774
 Futures contracts ...........................................             (3,392)               1,719
                                                                 ----------------    -----------------
                                                                          (70,956)               2,493
                                                                 ----------------    -----------------

Net realized and unrealized gain (loss)  .....................                587              243,594
                                                                 ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........   $          8,377    $         253,433
                                                                 ================    =================

See accompanying notes which are an integral part of the financial statements.

65 Equity Q Fund

EQUITY Q FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                 TEN MONTHS ENDED       YEAR ENDED          YEAR ENDED
                                                                 OCTOBER 31, 2000    DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                 ----------------    -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................   $     7,790        $     9,839         $     9,340
 Net realized gain (loss)  .......................................        71,543            241,101             153,911
 Net change in unrealized  appreciation (depreciation)  ..........       (70,956)             2,493              87,859
                                                                     -----------        -----------         -----------

   Net increase (decrease) in net assets from operations .........         8,377            253,433             251,110
                                                                     -----------        -----------         -----------

DISTRIBUTIONS
 From net investment income
   Class E .......................................................           (93)              (133)             (9,349)
   Class I .......................................................        (6,938)           (10,782)                 --
   Class Y .......................................................          (221)                --                  --
 From net realized gain
   Class E .......................................................          (644)            (4,279)           (117,001)
   Class I .......................................................       (25,404)          (191,979)                 --
                                                                     -----------        -----------         -----------

     Net decrease in net assets from distributions ...............       (33,300)          (207,173)           (126,350)
                                                                     -----------        -----------         -----------

SHARE TRANSACTIONS
 Net increase (decrease) in net  assets from share transactions ..        50,395            171,921              63,380
                                                                     -----------        -----------         -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................        25,472            218,181             188,140

NET ASSETS
 Beginning of period .............................................     1,394,081          1,175,900             987,760
                                                                     -----------        -----------         -----------
 End of period (including undistributed net investment income of
   $1,719 at October 31, 2000 and $40 at December 31, 1998).......   $ 1,419,553        $ 1,394,081         $ 1,175,900
                                                                     ===========        ===========         ===========

  See accompanying notes which are an integral part of the financial statements.

                                                                Equity Q Fund 66

EQUITY Q FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               2000*             1999**
                                                           -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $       41.58     $       42.99
                                                           -------------     -------------

INCOME FROM OPERATIONS
 Net investment income (a)  ............................             .13               .14
 Net realized and unrealized gain (loss)  ..............            (.12)             4.35
                                                           -------------     -------------

   Total income from operations ........................             .01              4.49
                                                           -------------     -------------

DISTRIBUTIONS
 From net investment income ............................            (.13)             (.24)
 From net realized gain ................................            (.76)            (5.66)
                                                           -------------     -------------

   Total distributions .................................            (.89)            (5.90)
                                                           -------------     -------------

NET ASSET VALUE, END OF PERIOD .........................   $       40.70     $       41.58
                                                           =============     =============

TOTAL RETURN (%)(b)  ...................................             .17             11.01

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............          25,205            30,746

 Ratios to average net assets (%)(c):
   Operating expenses, net .............................             .95               .94
   Operating expenses, gross ...........................             .96                --
   Net investment income ...............................             .39               .55

 Portfolio turnover rate (%)  ..........................           59.91             90.16

*   For the ten months ended October 31, 2000.
**  For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

67 Equity Q Fund

EQUITY Q FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                       2000*         1999         1998          1997       1996         1995
                                                   -----------   -----------   ----------   ----------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $     41.55   $     40.22   $    35.90   $    32.94   $   30.40   $   24.43
                                                   -----------   -----------   ----------   ----------   ---------   ---------

INCOME FROM OPERATIONS
 Net investment income (a) .....................           .22           .34          .32          .44         .58         .59
 Net realized and unrealized gain (loss)  ......          (.11)         8.03         8.53        10.01        6.33        8.52
                                                   -----------   -----------   ----------   ----------   ---------   ---------

   Total income from operations.................           .11          8.37         8.85        10.45        6.91        9.11
                                                   -----------   -----------   ----------   ----------   ---------   ---------

DISTRIBUTIONS
 From net investment income ....................          (.21)         (.38)        (.32)        (.44)       (.59)       (.61)
 From net realized gain.........................          (.76)        (6.66)       (4.21)       (7.05)      (3.78)      (2.53)
                                                   -----------   -----------   ----------   ----------   ---------   ---------

   Total distributions .........................          (.97)        (7.04)       (4.53)       (7.49)      (4.37)      (3.14)
                                                   -----------   -----------   ----------   ----------   ---------   ---------

NET ASSET VALUE, END OF PERIOD .................   $     40.69   $     41.55   $    40.22   $    35.90   $   32.94   $   30.40
                                                   ===========   ===========   ==========   ==========   =========   =========

TOTAL RETURN (%)(b)(d) .........................           .40         21.96        25.98        33.07       23.67       37.91

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .....     1,355,536     1,363,336    1,175,900      987,760     818,281     620,259

 Ratios to average net assets (%)(c)(d):
   Operating expenses ..........................           .68           .69          .69          .68         .71         .58
   Net investment income .......................           .66           .80          .85         1.17        1.80        2.07

 Portfolio turnover  rate (%)  .................         59.91         90.16        74.56        94.89       74.59       74.00

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.
(d) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

                                                                Equity Q Fund 68

EQUITY Q FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------

NET ASSET VALUE, BEGINNING OF PERIOD .............................   $    42.29
                                                                     ----------


INCOME FROM OPERATIONS
 Net investment income (a)  ......................................          .16
 Net realized and unrealized gain (loss)  ........................        (1.54)
                                                                     ----------

   Total income from operations ..................................        (1.38)
                                                                     ----------

DISTRIBUTIONS
 From net investment income ......................................         (.22)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ...................................   $    40.69
                                                                     ==========

TOTAL RETURN (%)(b)  .............................................        (3.21)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .......................       38,812

 Ratios to average net assets (%)(c):
   Operating expenses, net .......................................          .61
   Operating expenses, gross .....................................          .66
   Net investment income .........................................          .68

 Portfolio turnover rate (%)  ....................................        59.91

*   For the period March 29, 2000 (commencement of sale) to October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Not annualized.
(c) Annualized.

69 Equity Q Fund

INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide favorable total return and additional diversification for US investors.

INVESTS IN: Primarily the equity securities of non-US companies in developed foreign markets.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of ten managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES             INTERNATIONAL - CLASS I++             MSCI EAFE **
    Inception*                  $ 10,000                        $ 10,000
       1991                     $ 10,702                        $ 10,732
       1992                     $  9,937                        $  9,347
       1993                     $ 13,395                        $ 12,887
       1994                     $ 15,254                        $ 14,225
       1995                     $ 15,155                        $ 14,216
       1996                     $ 16,808                        $ 15,751
       1997                     $ 17,634                        $ 16,526
       1998                     $ 18,371                        $ 18,171
       1999                     $ 22,380                        $ 22,417
       2000                     $ 22,658                        $ 21,819
    ----------                  --------                        --------
      Total                     $172,293                        $166,091
    ==========                  ========                        ========

                       Yearly periods ended October 31

INTERNATIONAL FUND - CLASS I                      MSCI EAFE INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED      GROWTH OF          TOTAL
  10/31/00       $10,000      RETURN                 10/31/00         $10,000           RETURN
-------------  ----------  -------------          --------------   -------------     -------------
1 Year           $10,124      1.24%               1 Year               $ 9,734         (2.66)%
5 Years          $14,951      8.36%(S)            5 Years              $15,349          8.95%(S)
10 Years         $22,658      8.51%(S)            10 Years             $21,819          8.12%(S)

INTERNATIONAL FUND - CLASS E ++++                 SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI)
                                                  EX-US+
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED      GROWTH OF          TOTAL
  10/31/00       $10,000      RETURN                 10/31/00         $10,000           RETURN
-------------  ----------  -------------          --------------   -------------     -------------
1 Year           $10,098      0.98%               1 Year               $ 9,917         (0.83)%
5 Years          $14,891      8.28%(S)            5 Years              $15,835          9.63%(S)
10 Years         $22,568      8.47%(S)            10 Years             $21,949          8.18%(S)

INTERNATIONAL FUND - CLASS Y ++++++

PERIODS ENDED   GROWTH OF      TOTAL
  10/31/00       $10,000      RETURN
-------------  ----------  ------------
1 Year           $10,129      1.29%
5 Years          $14,958      8.38%(S)
10 Years         $22,669      8.52%(S)

71 International Fund

INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the International Fund Class I, Class E and Class Y shares lost 12.38%, 12.59%, and 12.33%, respectively. This compared to the Salomon Smith Barney BMI World ex-US, which lost 11.57%, and the MSCI EAFE Index which lost 13.71% during the same period.

The Fund's performance was mixed, and was a result of the international markets' sector rotations. This was similar to the US markets' behavior during the year, as both growth managers and value managers enjoyed periods during which their style was favored.

PORTFOLIO HIGHLIGHTS
Similar to the US markets, the performance of international Technology and Telecommunications sectors exceeded all others during the first quarter. This benefited the Fund's growth managers, but penalized those managers trying to adhere to strict valuation disciplines.

During the first quarter, currency movements had a significant impact on returns. The decline in the Euro muted European gains, while the gain in the Yen boosted returns from Japan. However, while Japan's outlook remained strong during the first half of the year, investors became impatient with the pace of the country's restructuring effort later in the period and returns suffered as a result.

Second quarter was a difficult time internationally, just as it was in the US. During this period, growth managers faced a steep decline in technology and telecommunications issues, while value managers gained some ground in this environment. The Fund managers' stock selection, particularly in Germany where holdings of Jenoptik (Technology), Systematics (Information Technology), Consors Discount (Banking) contributed positive results to performance.

By mid-year, international markets lost ground amidst extreme sector rotation, heightened volatility and the "tech wreck", which dramatically cut valuations for technology issues.

The Fund's manager lineup was broadened during the second quarter with the addition of Driehaus Capital Management, Inc. and Marvin & Palmer Associates, Inc. Driehaus and Marvin & Palmer were both retained to expand the Fund's aggressive growth exposure, and as a result, existing growth managers' asset allocation was rebalanced.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                         October 31, 2000

Vodafone Group PLC (United Kingdom)                               1.8%
Rhone-Poulenc SA Class A - ADR (France)                           1.4
Total Co. SA Class B (France)                                     1.3
ING Groep (Netherlands)                                           1.1
Novartis AG (Regd) (Switzerland)                                  1.1
Canon, Inc. (Japan)                                               1.0
Telefonica SA (Spain)                                             0.9
Glaxo Wellcome PLC (United Kingdom)                               0.8
Nippon Telegraph & Telephone Corp. (Japan)                        0.8
Royal Dutch Petroleum Co. (Netherlands)                           0.8

PORTFOLIO CHARACTERISTICS
                                                           October 31, 2000

Current P/E Ratio                                               20.02x
Portfolio Price/Book Ratio                                       2.65x
Market Capitalization - $-Weighted Average                    39.0 Bil
Number of Holdings                                                 770


MONEY MANAGERS                                                  STYLES

Delaware International Advisors, Ltd.                            Value
Driehaus Capital Management, Inc.                                Growth
Fidelity Management Trust Company                                Growth
J.P. Morgan Investment Management, Inc.                          Value
Marvin & Palmer Associates, Inc.                                 Growth
Mastholm Asset Management, LLC                                   Growth
Montgomery Asset Management, LLC                                 Growth
Oechsle International Advisors, LLC                              Growth
Sanford C. Bernstein & Co., Inc.                                 Value
The Boston Company Asset Management, Inc.                        Value


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      International Fund Class I assumes initial investment on November 1,
       1990.

**     Morgan Stanley Capital International Europe, Australia, Far East (MSCI
       EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ International Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ International Fund Class I performance has been linked with Class Y to provide historical perspective.

+ Salomon Smith Barney BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                           International Fund 72

INTERNATIONAL FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

COMMON STOCKS - 89.7%
AUSTRALIA - 1.9%
Amcor, Ltd.                                           610,010             1,692
AMP, Ltd.                                              40,688               367
Australia & New Zealand Bank
 Group, Ltd.                                          487,482             3,601
Australian Gas & Light Co.                              5,670                34
Australian Stock Exchange, Ltd.                         3,000                18
BHP, Ltd. - ADR                                         2,829                56
Billabong International, Ltd. (a)                      10,700                23
Boral, Ltd.                                            36,973                37
Brambles Industries, Ltd.                               2,700                70
Broken Hill Proprietary Co.                           127,310             1,234
Cable & Wireless Optus, Ltd. (a)                       15,100                32
Coles Myer, Ltd.                                        7,030                25
Commonwealth Bank of Australia                         21,586               321
CSL, Ltd.                                              17,572               313
CSR, Ltd.                                           1,009,095             2,067
F.H. Faulding & Co., Ltd.                               3,600                19
Fairfax (John) Holdings, Ltd.                           6,400                15
Foster's Brewing Group, Ltd.                        1,144,200             2,592
Goodman Fielder Wattie                                942,042               610
Harvey Norman Holdings, Ltd.                           20,300                45
Leighton Holdings, Ltd. Class A                         8,200                28
Lend Lease Corp.                                       20,137               236
Macquarie Bank, Ltd.                                    1,800                26
National Australia Bank, Ltd.                         311,542             4,328
National Foods, Ltd.                                   10,800                14
News Corp., Ltd.                                       57,959               606
News Corp., Ltd. - ADR                                 10,629               457
Oil Search, Ltd. (Australia Regd)(a)                   10,600                 9
OneSteel, Ltd. (a)                                     27,326                13
Orica, Ltd.                                           284,900               857
Paperlinx, Ltd.                                       177,070               303
PMP Communications, Ltd.                              196,000               186
Rio Tinto, Ltd.                                         3,200                44
Southcorp Holdings, Ltd.                               68,700               177
Tabcorp. Holdings, Ltd.                                 7,700                42
Telstra Corp., Ltd.                                   120,059               392
Telstra Corp., Ltd. Installment Receipts               32,569               107
Wesfarmers, Ltd.                                        4,553                35
Westfield Holdings, Ltd.                                7,900                51
Westfield Trust                                       190,703               307
Westfield Trust Units (a)                               6,392                11
Westpac Banking Corp.                                 191,640             1,309
WMC, Ltd.                                              35,122               134
Woodside Petroleum, Ltd.                                4,600                33
Woolworths, Ltd.                                       99,061               394
                                                                    -----------
                                                                         23,270
                                                                    -----------

AUSTRIA - 0.2%
Bank Austria AG                                        34,633             1,874
Erste Bank der Oesterreichischen
 Sparkassen AG                                          5,400               220
OMV AG                                                  2,900               197
Voest-Alpine Stahl AG                                  13,000               304
Wienerberger Baustoffindustrie AG                      12,800               241
                                                                    -----------
                                                                          2,836
                                                                    -----------

BELGIUM - 0.6%
Agfa Gevaert                                           86,091             1,783
Dexia                                                  29,473             4,483
Electrabel                                              5,900             1,282
Real Software                                             480                 8
                                                                    -----------
                                                                          7,556
                                                                    -----------

CANADA - 4.0%
Abitibi-Consolidated, Inc.                             53,270               466
Agrium, Inc.                                            4,390                45
Alberta Energy Co., Ltd.                               54,089             1,992
Alcan Aluminum, Ltd.                                    9,720               306
Anderson Exploration, Ltd. (a)                         96,450             1,768
Ballard Power Systems, Inc. (a)                        19,660             2,105
Bank of Montreal                                       29,060             1,341
Bank of Nova Scotia                                    25,134               716
Barrick Gold Corp.                                     12,000               159
BCE, Inc.                                               8,600               231
Biovail Corp. (a)                                      33,270             1,395
Bombardier, Inc. Class B                              110,344             1,730
C.I. Fund Management, Inc.                              2,980                62
Canadian Hunter Exploration, Ltd. (a)                   2,770                58
Canadian Imperial Bank of Commerce                     25,095               795
Canadian National Railway Co.                          21,000               660
Canadian Natural Resources, Ltd. (a)                   37,600             1,108
Canadian Occidental Petroleum, Ltd.                    25,650               615
Canadian Pacific, Ltd.                                 20,850               604
Celestica, Inc. (a)                                    16,900             1,210
Cognos, Inc. (a)                                        1,170                47
Descartes Systems Group, Inc. (The)                    21,825               884
Dofasco, Inc.                                          32,701               453
Enbridge, Inc.                                          8,890               239
Finning International, Inc.                            15,200               116
Gulf Canada Resources, Ltd. (a)                        10,310                44
Hudson's Bay Co.                                       12,000               106
Imperial Oil, Ltd.                                     12,252               309
Inco, Ltd. (a)                                          1,460                23
Leitch Technology Corp. (a)                            36,800               460
Loblaw Cos., Ltd.                                      12,770               436
Mackenzie Financial Corp.                               1,550                20
Magna International, Inc. Class A
 Sub Voting                                             5,350               239

73 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                       NUMBER           VALUE
                                                         OF             (000)
                                                       SHARES             $
                                                     --------          --------

Manitoba Telecom Services, Inc.                        52,800             1,089
Manulife Financial Corp.                                6,820               177
Mitel Corp. (a)                                       168,900             2,764
Molson Cos., Ltd. Class A                                 820                20
National Bank of Canada                                50,910               832
Nortel Networks Corp.                                 154,292             6,980
Petro-Canada                                          128,135             2,684
Potash Corp. of Saskatchewan, Inc.                      3,400               202
Precision Drilling Corp. (a)                              670                19
QLT PhotoTherapeutics, Inc.                             4,292               213
Quebecor World, Inc.                                   19,000               415
Research in Motion, Ltd.                               11,555             1,156
Rogers Communications, Inc. Class B                    33,095               641
Royal Bank of Canada                                   37,450             1,184
Seagram Co., Ltd.                                      11,458               656
Shell Canada, Ltd. Class A                             20,000               458
Sun Life Financial Services, Inc. New                   7,740               160
Suncor, Inc.                                           17,530               341
Talisman Energy, Inc. (a)                             116,620             3,661
TD Waterhouse Group, Inc. (a)                          20,180               332
Tembec, Inc. Class A (a)                              109,000               960
Thomson Corp. (The)                                    19,290               776
Toronto Dominion Bank (The) New                        11,200               307
Torstar Corp. Class B                                  14,800               217
TransAlta Corp.                                        24,700               319
Westcoast Energy, Inc.                                 63,778             1,419
                                                                    -----------
                                                                         48,724
                                                                    -----------

CHINA - 0.1%
China Unicom Ltd. - ADR (a)                            22,500               461
Cosco Pacific, Ltd.                                 1,130,000               833
PetroChina Co., Ltd. Class H                        1,948,000               410
                                                                    -----------
                                                                          1,704
                                                                    -----------

DENMARK - 0.8%
ISS A/S (a)                                            19,971             1,230
Jyske Bank A/S (Regd)                                  34,237               652
Novo Nordisk AS Series B                               18,700             3,966
Vestas Wind Systems A/S (a)                            79,910             4,328
                                                                    -----------
                                                                         10,176
                                                                    -----------
FINLAND - 1.1%
Elisa Communications Oyj                               88,270             2,449
Kesko Oyj                                             101,824               851
Metsa-Serla Oyj Series B                               37,600               236
Nokia Oyj                                             126,240             5,195
Sampo Insurance Co., Ltd. Series A                     29,090             1,185
Sonera Group Oyj                                       51,200             1,128
Stora Enso Oyj Series R                                46,000               472
Tietoenator Oyj                                         9,149               176
UPM-Kymmene Oyj                                        40,345             1,142
Valmet - Rauma Oyj                                     27,225               208
                                                                    -----------
                                                                         13,042
                                                                    -----------

FRANCE - 9.6%
Accor SA                                                4,000               162
Air Liquide                                            23,349             2,760
Alcatel                                               132,153             8,063
Alcatel Alsthom Compagnie Generale
 d'Electricite - ADR                                   47,483             2,962
Alstom                                                101,046             2,221
Assurances Generales de France                         45,324             2,481
Aventis SA Class A - ADR                              227,361            16,400
AXA                                                    22,277             2,949
Banque Nationale Paris                                 51,071             4,403
Bongrain SA                                            19,956               542
Bouygues SA                                             7,478               381
Bull SA                                                76,200               434
Business Objects SA - ADR                               8,473               667
Carrefour SA                                           38,786             2,603
Castorama Dubois                                       12,673             2,577
Chargeurs International SA                              3,100               174
Christian Dior SA                                       7,588               386
Cie de St. Gobain                                      26,800             3,546
Credit Lyonnais                                         9,218               315
Eridania Beghin-Say SA                                  1,843               142
European Aeronautic Defense
 and Space Co.                                         78,000             1,589
Fimatex                                                11,290               122
France Telecom SA                                       9,000               941
Gecina                                                    988                85
Genset                                                  3,944               196
Groupe Air France                                      51,710               922
Groupe Danone                                          11,924             1,668
L'Oreal SA                                              4,300               328
Lafarge SA                                             13,735             1,014
Lagardere S.C.A                                         4,665               265
Legris Industries SA                                    4,600               150
Michelin (Cie Gen) Class B                             64,394             1,863
Pernod-Ricard                                           1,400                64
Peugeot SA                                              3,515               647
Publicis                                                2,500                82
Publicis Groupe SA                                     16,000               523
Rallye SA                                               2,500               125
Renault (Regie Nationale)                              26,616             1,324
Rhodia SA                                             105,233             1,316
Sanofi-Synthelabo SA                                   88,049             4,633
Schneider Electric SA                                   5,827               380
Scor SA                                                 6,000               276
SEB SA                                                 10,000               509
Simco (Regd)                                            3,900               242

                                                           International Fund 74

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

Societe Generale Class A                              103,012             5,848
Societe Generale d'Entreprises SA                       6,211               312
STMicroelectronics NV                                  14,400               726
Suez Lyonnaise des Eaux SA                             40,264             6,143
Technip                                                 2,032               260
Thomson-CSF                                            29,000             1,302
Total Co. SA Class B                                  105,058            15,031
Total Fina SA - ADR                                    38,525             2,759
Usinor Sacilor                                        166,653             1,817
Vivendi                                                89,225             6,413
Vivendi Environnement                                  45,071             1,683
                                                                    -----------
                                                                        115,726
                                                                    -----------

GERMANY - 7.2%
Allianz AG (Reqd)                                      19,951             6,765
Altana AG                                              23,800             2,866
BASF AG                                                63,856             2,503
Bayer AG                                              212,816             9,237
Bayerische Hypo Vereinsbank AG                         59,800             3,286
Bayerische Motoren Werke AG                            42,415             1,404
Commerzbank AG                                         54,953             1,551
Consors Discount Broker AG                             26,140             2,081
Continental AG                                         86,000             1,314
Deutsche Bank AG                                       67,114             5,495
Deutsche Lufthansa AG                                  78,475             1,532
Deutsche Pfandbrief & Hypothekenbank AG                 8,000               591
Deutsche Telekom AG                                    50,489             1,896
Dresdner Bank AG                                       86,013             3,584
E.On AG                                               145,465             7,392
Fresenius Medical Care AG                               2,400               191
Hannover Rueckversicherungs AG                          7,200               605
Heidelberg Zement AG                                    8,000               380
IKB Deutsche Industriebank AG                          11,150               153
Intershop Communications AG                             3,712               161
Jenoptik AG                                           177,200             4,856
MAN AG                                                 14,700               388
Mannheimer Aktiengesellschaft                           5,000               280
Marschollek, Lautenschlaeger and Partner AG               869               119
Merck KGAA                                             63,968             2,432
Metallgesellschaft AG                                  84,508               908
Muenchener Rueckversicherungs-Gesellschaft AG          21,901             6,886
PrimaCom AG                                             1,762                34
RWE AG                                                 77,230             3,097
SAP AG                                                    185                30
Schering AG                                           103,828             5,815
SGL Carbon AG                                           4,476               274
Siemens AG                                             45,198             5,755
Software AG                                             8,983               643
United Internet AG                                     14,053                89
Volkswagen AG                                          37,392             1,867
                                                                    -----------
                                                                         86,460
                                                                    -----------

GREECE - 0.2%
Cosmote SA - GDR (a)                                   19,000               285
Hellenic Telecommunication
 Organization SA - ADR                                211,507             1,851
                                                                    -----------
                                                                          2,136
                                                                    -----------

HONG KONG - 1.6%
ASAT Holdings, Ltd. - ADR (a)                          24,400               153
Asia Satellite Telecommunications Holdings,
 Ltd                                                   10,000                20
Bank of East Asia, Ltd.                               101,035               228
Cathay Pacific Airways                                 46,000                83
Cheung Kong Holdings, Ltd.                             27,686               306
China Petroleum and Chemical Corp.
 Series H New (a)                                     112,000                22
China Telecom (Hong Kong), Ltd. (a)                   437,400             2,804
China Unicom, Ltd. (a)                                 82,000               165
CLP Holdings, Ltd.                                     87,800               410
Dairy Farm International
 Holdings, Ltd. (a)                                    45,000                19
Dao Heng Bank Group, Ltd.                               7,000                35
Great Eagle Holdings                                  242,209               348
Hang Lung Development Co.                             250,000               224
Hang Seng Bank                                          9,700               114
Henderson Land Development Co., Ltd.                   20,000                86
Hong Kong & China Gas Co., Ltd.                        78,047                99
Hong Kong Electric Holding, Ltd.                    1,495,170             4,937
Hong Kong Land Holdings, Ltd. - ADR (a)                10,000                19
Hutchison Whampoa, Ltd.                               111,189             1,383
Jardine Matheson Holdings, Ltd. - ADR (a)             232,700             1,291
JCG Holdings, Ltd.                                     60,800                32
Johnson Electric Holdings, Ltd. (a)                    55,600               112
Li & Fung, Ltd. (a)                                    66,800               124
MTR Corporation, Ltd. (a)                             653,000               967
New World Infrastructure, Ltd. (a)                     15,000                14
Pacific Century CyberWorks, Ltd. (a)                  158,816               122
SmarTone Telecommunications Holdings, Ltd.             77,595               115
Sun Hung Kai Properties, Ltd.                         363,400             2,982
Sunevision Holdings, Ltd. (a)                         213,641               104
Swire Pacific, Ltd. Class A                            17,900               110

75 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

Television Broadcast                                    7,000                38
Wharf Holdings                                        706,537             1,441
Wing Hang Bank, Ltd.                                   11,900                37
Yue Yuen Industrial Holdings                          100,000               187
                                                                    -----------
                                                                         19,131
                                                                    -----------

IRELAND - 0.4%
Allied Irish Banks                                     19,400               198
Bank of Ireland                                       580,248             4,420
CRH PLC                                                39,574               607
Independent Newspapers PLC                             58,900               182
Trintech Group PLC                                      9,898               106
                                                                    -----------
                                                                          5,513
                                                                    -----------

ISRAEL - 0.3%
Check Point Software Technologies, Ltd.                 8,533             1,351
Nice Systems, Ltd. - ADR                               17,600               818
Teva Pharmaceutical Industries,
 Ltd. - ADR                                            25,532             1,510
                                                                    -----------
                                                                          3,679
                                                                    -----------

ITALY - 4.5%
Alleanza Assicurazioni                                 66,600               883
Assicurazioni Generali SPA                             15,900               523
Autostrade SPA                                         37,636               219
Banca Commerciale Italiana                            283,000             1,664
Banca Nazionale del Lavoro                            776,624             2,518
Banca Pop di Milano                                    55,343               348
Banca Popolare di Bergamo CV                          105,697             1,812
Banca Popolare di Novara                               56,000               330
Banca Popolare di Verona                               62,800               693
Benetton Group SPA                                    175,000               318
Bipop Carire SPA                                       73,000               577
Bulgari SPA                                            38,485               453
Credito Emiliano SPA                                   57,836               222
Ente Nazionale Idrocarburi SPA                      1,498,371             8,112
Fiat SPA                                               26,435               346
Finmeccanica SPA                                    1,533,092             1,758
Ifil (Finanziaria di Partecipazioni) SPA               31,000               139
Luxottica Group SPA - ADR                              35,100               507
Mediaset SPA                                          300,644             4,350
Mediolanum SPA                                         70,047             1,027
Montefibre di Risp                                     82,000                38
Parmalat Finanziaria SPA                            1,146,800             1,654
Pirelli SPA                                           431,200             1,251
Riunione Adriatica de Sicurta                         281,380             3,694
Saipem SPA                                             73,711               384
San Paolo - IMI SPA                                   575,729             9,332
Tecnost SPA                                            98,000               330
Telecom Italia Mobile SPA                             323,698             2,752
Telecom Italia SPA di Risp                            770,489             4,191
Telecom Italia SPA                                    322,913             3,740
Unicredito Italiano SPA                               147,319               751
                                                                    -----------
                                                                         54,916
                                                                    -----------

JAPAN - 17.7%
77th Bank, Ltd. (The)                                 217,000             1,607
Advantest Corp.                                         3,400               443
AIFUL Corp.                                            16,100             1,269
Aisin Seiki Co., Ltd.                                  26,000               371
Ajinomoto Co., Inc.                                    34,000               380
Aoyama Trading Co.                                     56,900               464
Asahi Bank, Ltd.                                      268,000             1,056
Asahi Breweries                                         8,000                79
Asahi Chemical Industrial                              71,000               440
Bank of Fukuoka, Ltd. (The)                            36,000               177
Bank of Tokyo - Mitsubishi, Ltd.                       78,000               936
Bridgestone Tire Corp.                                186,000             1,844
Canon, Inc.                                           306,000            12,143
Capcom Co.                                              3,700               143
Central Glass Co., Ltd.                                33,000               151
Chugai Pharmaceutical Co., Ltd.                        19,000               322
Credit Saison Co.                                     151,000             3,197
Dai Ichi Pharmaceutical Co.                            23,000               653
Dai-Tokyo Fire & Marine                               431,000             1,260
Daido Steel Co.                                        92,000               254
Dainippon Pharmaceutical Co., Ltd.                     11,000               141
Daito Trust Construction                                6,990               118
Daiwa Securities Group, Inc.                          164,000             1,817
DDI Corp.                                                  52               242
Dowa Mining Co.                                        37,000               143
Ebara Corp.                                            45,000               699
Eisai Co., Ltd.                                       127,000             3,911
Ezaki Glico Co.                                        76,000               439
Fast Retailing Co., Ltd.                               10,600             2,608
Fuji Heavy Industries, Ltd.                            78,000               543
Fuji Machine Manufacturing Co.                         48,200             1,316
Fuji Photo Film Co.                                     8,000               297
Fujikura                                               48,000               423
Fujisawa Pharmaceutical                                 3,000                94
Fujitsu, Ltd.                                         186,000             3,314
Funai Electric Co., Ltd.                                1,400               106
Furukawa Electric Co.                                 147,000             3,866
Futaba Corp.                                           22,000               784
Gunze, Ltd.                                            28,000                93
Hitachi Chemical Co., Ltd.                             17,500               439
Hitachi Maxell                                         28,000               523
Hitachi Software Engineering Co., Ltd.                  1,000               108

                                                           International Fund 76

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

Hitachi, Ltd.                                         556,000             5,962
Hokkaido Electric Power Co., Inc.                      24,400               329
Honda Motor Co., Ltd.                                  52,000             1,797
Hosiden Electronics                                     5,000               159
Hoya Corp.                                              4,300               355
Ines Corp.                                              6,400                80
Isetan Co.                                             76,000               646
Ito-Yokado Co., Ltd.                                    5,000               226
Itochu Corp. (a)                                      184,000               784
Itochu Techno Science Corp.                             7,200             1,712
Japan Tobacco, Inc.                                       112               770
JGC Corp.                                             100,000               624
Kaken Pharmaceutical Co., Ltd.                          8,000                48
Kao Corp.                                              75,000             2,248
Katokichi Co.                                          37,000             1,068
Kawasaki Steel Corp.                                  294,000               288
Keyence Corp.                                           1,100               342
Kissei Pharmaceutical Co.                              35,000               641
Koa Fire & Marine                                      97,000               359
Konami Co., Ltd.                                       45,900             3,870
Konica Corp.                                           29,000               224
Kubota Corp.                                           60,000               202
Kurimoto Iron Works                                    97,000               208
Kyocera Corp.                                          26,300             3,423
Kyorin Pharmaceutical Co., Ltd.                         7,000               230
Kyushu Electric Power                                  13,100               192
Lawson, Inc.                                            5,700               196
Mabuchi Motor Co., Ltd.                                23,700             2,533
MACNICA, Inc.                                           1,700               192
Makita Corp.                                          106,000               772
Marubeni Corp. (a)                                  1,067,000             2,494
Marui Co., Ltd.                                        14,000               207
Maruichi Steel Tube                                    51,000               724
Matsumotokiyoshi                                       36,700             2,906
Matsushita Communication                                7,900             1,035
Matsushita Electric Industrial Co., Ltd.             242,000              7,031
Minebea Co., Ltd.                                     272,000             2,717
Mitsubishi Chemical                                   205,000               648
Mitsubishi Corp.                                       87,000               718
Mitsubishi Electric Corp.                             218,000             1,566
Mitsubishi Estate Co., Ltd.                            49,000               521
Mitsubishi Heavy Industries                           255,000               991
Mitsubishi Trust & Banking                             28,000               227
Mitsui Fudosan Co., Ltd.                               80,000               969
Mitsui Mining & Smelting                               40,000               337
Mitsui O.S.K. Lines                                   156,000               343
Mitsumi Electric Co.                                    4,000               132
Mizuho Holdings, Inc. (a)                                 787             6,051
Murata Manufacturing Co., Ltd.                          3,000               359
Mycal Corp.                                           104,000               240
Namco                                                  56,500             1,460
NEC Corp.                                              87,000             1,658
NGK Insulators, Ltd.                                   19,000               252
NGK Spark Plug Co.                                      2,000                31
Nichicon Corp.                                         11,000               196
Nichido Fire & Marine                                 188,000               972
NIDEC COPAL Corp.                                       5,000                75
NIDEC Corp.                                             2,700               166
Nikko Securities Co., Ltd.                             19,000               164
Nintendo Co., Ltd.                                      6,400             1,059
Nippon Comsys Corp.                                     6,000               115
Nippon Electric Glass                                   7,000               163
Nippon Express Co., Ltd.                              529,000             3,176
Nippon Fire & Marine                                  113,000               420
Nippon Meat Packers, Inc.                              17,000               216
Nippon Oil Co.                                         45,000               242
Nippon Sheet Glass                                     32,000               487
Nippon System Development                                 700                76
Nippon Telegraph & Telephone Corp.                      1,031             9,383
Nippon Yusen                                          251,000             1,178
Nippon Zeon Co., Ltd.                                  19,000                82
Nishimatsu Construction                               302,000               955
Nissan Chemical Industries, Ltd.                       23,000               170
Nissan Motor Co., Ltd. (a)                            968,000             6,645
Nisshin Steel Co.                                      94,000                72
Nisshinbo Industries, Inc.                            116,000               557
Nitto Denko Corp.                                       8,000               271
NOK Corp.                                              11,000               105
Nomura Securities Co., Ltd.                           281,000             5,962
NTT Mobile Communication Network, Inc.                    173             4,265
Oki Electric Industries (a)                            36,000               214
Omron Corp.                                            59,000             1,455
Oriental Land Co., Ltd.                                 2,700               163
Orix Corp.                                              4,500               472
Osaka Gas Co.                                          89,000               219
Paris Miki, Inc.                                        3,200               132
Pioneer Corp.                                          78,000             2,416
Promise Co., Ltd.                                       3,300               248
Ricoh Co., Ltd.                                        22,000               339
Rinnai Corp.                                           95,900             1,964
Rohm Co.                                               18,900             4,765
Ryohin Keikaku Co., Ltd.                                1,600                81
Sakura Bank, Ltd.                                     462,000             3,366
Sankyo Co., Ltd.                                       90,000             1,984
Sanseido Co., Ltd.                                     25,500               222
Sanyo Electric Co., Ltd.                               28,000               213
Sekisui Chemical Co., Ltd.                            241,000               696

77 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------
Sekisui House, Ltd.                                    70,000               740
Shimachu Co., Ltd.                                      7,700               116
Shin-Etsu Chemical Co., Ltd.                           56,400             2,316
Shohkoh Fund & Co., Ltd.                               10,730               881
SMC Corp.                                               1,200               170
Snow Brand Milk Products Co., Ltd.                     25,000                91
Softbank Corp.                                          6,000               360
Sony Corp.                                             53,500             4,275
Stanley Electric                                       10,000               104
Sumitomo Bank                                          48,000               583
Sumitomo Electric Industries, Ltd.                     69,000             1,274
Sumitomo Osaka Cement Co., Ltd.                        34,000               145
Sumitomo Realty & Development                         197,000             1,130
Sumitomo Rubber Industries                             99,000               472
Sumitomo Trust & Banking                               78,000               600
Suruga Bank, Ltd.                                      15,000               206
Suzuki Motor Corp.                                     14,000               150
Taiheiyo Cement Corp.                                  34,000                53
Taisho Pharmaceutical Co., Ltd.                        54,000             1,554
Takeda Chemical Industries, Ltd.                       90,000             5,930
Takefuji Corp.                                         10,700             1,059
TDK Corp.                                              19,900             2,006
Terumo Corp.                                            3,300                93
THK Co., Ltd.                                           6,800               168
Toc Co.                                                50,000               335
Toho Bank                                             100,000               369
Tohoku Electric Power                                  19,700               265
Tokio Marine & Fire Insurance Co.                      19,000               210
Tokuyama Corp.                                         36,000               149
Tokyo Electric Power                                   15,500               376
Tokyo Gas Co.                                          78,000               204
Tokyo Seimitsu Co., Ltd.                                1,200                85
Tokyo Steel Manufacturing                              20,600                84
Tokyo Tomin Bank, Ltd.                                  1,500                42
Tokyu Corp.                                           317,000             1,639
Toppan Printing Co., Ltd.                              17,000               150
Toshiba Corp.                                          32,000               229
Toshiba Machine Co. (a)                                12,000                50
Tostem Corp.                                           25,000               364
Toto, Ltd.                                              6,000                46
Toyo Information Systems                               13,000               882
Toyoda Gosei Co., Ltd.                                 12,000               735
Toyota Motor Corp.                                     75,600             3,021
Trend Micro, Inc. (a)                                     500                47
UNY Co., Ltd.                                          23,000               282
West Japan Railway Co.                                    816             3,350
Yakult Honsha Co., Ltd.                                20,000               228
Yamaha Corp.                                           60,000               517
Yamanouchi Pharmaceutical                             129,000             5,840
Yamato Kogyo Co.                                       42,000               137
Yamato Transport                                        4,000                82
Yasuda Fire & Marine Insurance Co., Ltd.
 (The)                                                 31,000               161
Yodogawa Steel Works, Ltd.                             71,000               160
York-Benimaru Co., Ltd.                                 3,400                83
Yoshitomi Pharmaceutical Ind., Ltd.                     3,000                23
                                                                    -----------
                                                                        214,052
                                                                    -----------

LUXEMBOURG - 0.1%
Carrier 1 International SA                              3,467                84
Thiel Logistik AG New                                   3,895               602
                                                                    -----------
                                                                            686
                                                                    -----------

MEXICO - 0.1%
Grupo Television SA de CV - GDR                        12,964               702
                                                                    -----------

NETHERLANDS - 7.3%
ABN Amro Holding                                      207,840             4,815
Aegon                                                   6,500               258
Akzo Nobel                                             86,288             3,928
ASM Lithography Holding                                94,936             2,595
Bols Wessanen CVA                                      24,300               284
Buhrmann                                               63,579             1,737
DSM                                                    16,200               467
Elsevier                                              229,000             2,925
Equant                                                  4,175               140
Fortis (NL)                                            94,378             2,883
Fox Kids Europe NV                                     36,117               414
Getronics                                              17,173               193
Heineken                                               50,783             2,758
Heineken Holding Class A                               35,508             1,266
Hunter Douglas                                         74,316             2,132
ING Groep                                             192,326            13,207
Koninklijke Ahold                                     304,080             8,833
Koninklijke KPN                                       174,249             3,530
Koninklijke Numico                                    144,601             6,761
Koninklijke (Royal) Philips Electronics               114,908             4,516
Koninklijke Vopak                                      12,631               241
Nutreco Holding                                        22,891               987
QIAGEN                                                  4,700               202
Royal Dutch Petroleum Co.                             157,471             9,339
Stork                                                  97,442             1,091
TNT Post Group                                             28                 1
Unilever                                               73,404             3,681
Unique International                                    3,400                69
United Pan-Europe Communications                       38,361               672
Vedior                                                 67,755             1,009

                                                           International Fund 78

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

Verenigde Nederlandse Uitgeversbedrijven               44,476             2,095
Wereldhave                                             10,338               455
Wolters Kluwer                                        190,729             4,292
                                                                    -----------
                                                                         87,776
                                                                    -----------

NEW ZEALAND - 0.4%
Air New Zealand Class B                                15,100                13
Air New Zealand, Ltd. (a)                               5,033                 5
Carter Holt Harvey                                    773,300               512
Lion Nathan, Ltd.                                     127,385               245
Telecom Corp. of New Zealand, Ltd.                  1,637,246             3,623
Warehouse Group (The), Ltd.                             8,600                22
                                                                    -----------
                                                                          4,420
                                                                    -----------

NORWAY - 0.2%
Christiania Bank OG Kreditkasse                        45,000               235
Den Norske Creditbank A/S                             120,383               523
Norsk Hydro AS                                         32,922             1,309
Norske Skogindustrier AS Class A                        4,000               144
Orkla ASA Class A                                       4,285                77
Petroleum Geo-Services AS - ADR (a)                    42,900               588
                                                                    -----------
                                                                          2,876
                                                                    -----------

PORTUGAL - 0.4%
Banco Comercial Portugues, SA                         289,800             1,448
Electricidade de Portugal SA                          279,200               758
Portugal Telecom SA                                   194,326             1,732
Telecel - Comunicacoes Pessoais SA                     26,654               292
                                                                    -----------
                                                                          4,230
                                                                    -----------

RUSSIA - 0.1%
Lukoil Oil Co. - ADR                                   20,335             1,086
                                                                    -----------

SINGAPORE - 1.3%
Chartered Semiconductor Manufacturing, Ltd.
 (a)                                                   16,000                69
City Developments                                     102,700               474
Creative Technology, Ltd.                              13,000               219
Datacraft Asia, Ltd. (a)                                6,240                43
DBS Group Holdings, Ltd.                              183,385             2,161
DBS Land                                               16,000                24
Flextronics International, Ltd. (a)                   100,000             3,794
Jardine Strategic Holdings, Ltd. (a)                   18,000                50
Natsteel Electronics, Ltd.                            249,000               646
Oversea-Chinese Banking Corp., Ltd.                   615,820             3,927
Overseas Union Bank                                   316,456             1,532
Parkway Holdings                                        4,000                 8
Singapore Airlines, Ltd. (Alien Market)                35,300               354
Singapore Land                                         46,000                95
Singapore Land, Ltd. 2005 Warrants (a)9,200                                   8
Singapore Press Holdings, Ltd.                         19,426               278
Singapore Technologies Engineering, Ltd.44,400                               72
Singapore Telecommunications, Ltd.                     70,400               117
Straits Steamship Land, Ltd.                          110,000               164
United Overseas Bank, Ltd.                            250,438             1,854
Venture Manufacturing (Singapore), Ltd.                 4,000                39
                                                                    -----------
                                                                         15,928
                                                                    -----------

SPAIN - 2.7%
Acerinox SA                                             7,403               206
Altadis                                               230,429             3,451
Amadeus Global Travel Distribution SA Class A          18,026               147
Banco Bilbao Vizcaya SA                               240,108             3,199
Banco Popular Espanol SA                               51,217             1,532
Banco Santander Central Hispano SA                    289,000             2,801
Centros Commerciales Pryca                             19,300               245
Endesa SA                                             205,971             3,356
Grupo Dragados SA                                      19,800               192
Iberdrola SA                                          264,561             3,235
Prosegur CIA de Seguridad SA (Regd)                    26,500               261
Repsol SA - ADR                                       113,763             1,813
Respol - YPF SA                                        55,385               880
Telefonica SA                                         552,434            10,534
Union Electrica Fenosa SA                              20,480               379
                                                                    -----------
                                                                         32,231
                                                                    -----------

SWEDEN - 1.8%
Assa Abloy AB Series B                                 73,126             1,347
Autoliv, Inc.                                          89,974             1,972
Investor AB Class B                                    99,804             1,318
Mo och Domsjo AB Series B                              10,000               255
Nordic Baltic Holding AB                              622,900             4,675
Securitas AB Series B                                  45,834               977
Skandia Forsakrings AB                                 96,111             1,630
Skandinaviska Enskilda Banken Class A                  78,822               931
Stora Enso Oyj Class R                                 51,966               533
Svenska Handelsbanken AB Class A                       37,005               581
Tele1 Europe Holding AB (a)                            15,658               121
Telefonaktiebolaget LM Ericsson AB Series B
 (a)                                                  478,000             6,362
Telefonaktiebolaget LM Ericsson Class B - ADR          23,600               327
Tornet Fastighets AB                                   27,200               362
Volvo AB Series B                                       8,100               126
                                                                    -----------
                                                                         21,517
                                                                    -----------

79 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

SWITZERLAND - 5.0%
ABB, Ltd.                                              21,941             1,950
Baloise Holding, Ltd.                                   1,415             1,400
Barry Callebaut AG (Regd)                              14,016             1,941
Bobst AG                                                  370               467
Clariant AG (Regd)                                     12,145             3,702
Credit Suisse Group (Reqd)                             14,478             2,714
Forbo Holding AG                                        1,520               591
Holderbank Financiere Glarus AG (BR)                  200                   210
Julius Baer Holding, Ltd. Class B                         959             4,748
Kuoni Reisen AG Series B                                  855               366
Nestle SA (Reqd)                                        2,607             5,402
Novartis AG (Reqd)                                      8,317            12,617
Richemont Series A                                        406             1,129
Roche Holdings Genusscheine AG                            135             1,233
Schweiz Ruckversicher (Regd)                              955             1,883
Serono SA Series B                                      1,050               945
SGS Holding (BR)                                          120               147
Sulzer AG (Regd)                                        1,840             1,188
Sulzer Medica AG (Regd)                                 3,218               815
Swatch Group (The) AG                                     767             1,015
Swisscom AG                                             4,168             1,058
UBS AG                                                 45,594             6,317
Valora Holding AG (Regd)                                2,900               591
Zurich Financial Services AG (a)                       16,284             7,882
                                                                    -----------
                                                                         60,311
                                                                    -----------

UNITED KINGDOM - 20.1%
3i Group PLC                                           66,042             1,500
Alliance & Leicester PLC                              110,000               940
Alliance UniChem PLC                                  138,000             1,169
ARM Holdings PLC (a)                                   37,498               370
Associated British Foods PLC                          257,840             1,459
AstraZeneca Group PLC                                  27,784             1,312
Avis Europe PLC                                        53,600               140
AWG PLC (a)                                           208,916             1,807
Bank of Scotland Governor & Co. PLC                    70,261               656
Barclays PLC                                          150,723             4,313
Barratt Developments PLC                              200,000               828
Bass PLC                                              350,080             3,426
BBA Group PLC                                         129,369               710
BG Group PLC                                          579,722             2,322
Billiton PLC                                           98,100               374
Blue Circle Industries PLC                            433,400             2,647
BOC Group PLC                                         119,319             1,662
Bookham Technology PLC (a)                              3,600               119
Boots Co. PLC                                         421,300             3,362
BP Amoco PLC                                          909,702             7,715
British Aerospace PLC                               1,108,562             6,297
British Airways PLC                                   673,300             3,009
British American Tobacco PLC                          272,191             1,908
British Energy PLC                                     73,200               191
British Sky Broadcasting Group PLC (a)                 48,709               703
British Telecom PLC                                   271,069             3,178
Brixton Estate PLC                                    100,000               353
Bunzl PLC                                             514,374             2,944
Cable & Wireless PLC                                  361,535             5,115
Cadbury Schweppes PLC                                  30,400               188
Canary Wharf Finance Group PLC                        122,295               955
Capita Group PLC                                      132,830             1,012
Carphone Warehouse (The) PLC (a)                       29,000                74
Celltech Group PLC (a)                                 23,874               475
Centrica PLC                                          364,100             1,252
CGNU PLC                                              275,929             3,691
CMG PLC                                                52,460               866
COLT Telecom Group PLC (a)                             79,685             2,544
COLT Telecom Group PLC - ADR (a)                       10,460             1,366
Computacenter PLC                                      43,197               251
Corus Group PLC                                       543,600               489
Debenhams PLC                                         120,000               373
Diageo PLC                                            842,690             7,954
Dimension Data Holdings PLC (a)                        75,452               661
Dixons Group PLC                                       64,360               191
Elan Corp. PLC - ADR                                   41,857             2,174
Energis PLC (a)                                       121,346             1,038
Enterprise Oil PLC                                    471,296             3,727
Freeserve PLC (a)                                     138,100               330
Gallaher Group PLC                                     53,600               314
GKN PLC                                               222,300             2,548
Glaxo Wellcome PLC                                    328,413             9,454
Glynwed International PLC                              41,468               110
Granada Compass PLC (a)                               303,933             2,619
Great University Stores PLC                           475,600             3,285
Halifax PLC                                           290,700             2,286
Hanson PLC                                             70,300               371
Hays PLC                                               65,700               359
HSBC Holdings PLC                                     673,687             9,545
Invesco PLC                                           182,497             4,078
Jazztel PLC                                             8,889               160
Johnson Matthey PLC                                    14,266               223
Ladbroke Group, Ltd. PLC                               49,000               136
LASMO PLC                                             780,000             1,658
Lattice Group PLC (a)                                 579,722             1,236
Legal & General Group PLC                             187,400               466
Lloyds TSB Group PLC                                  413,958             4,216
Logica PLC                                            130,820             3,870
Marconi PLC                                            37,492               473
MFI Furniture Group PLC                                88,748                71

                                                           International Fund 80

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                        MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

Misys PLC                                             139,455             1,453
Morgan Crucible PLC                                   555,542             2,184
National Grid Group PLC                               108,359               939
Next PLC                                              283,900             2,824
Northern Foods PLC                                     52,077                85
Nycomed Amersham PLC                                   72,750               651
Ocean Group PLC                                         8,233               141
Pearson PLC                                           124,480             3,340
Powell Duffryn PLC                                     38,000               328
PowerGen PLC                                          656,650             5,088
QXL.com PLC (a)                                        95,600                37
Railtrack Group PLC                                   222,179             3,436
Rank Group PLC                                        285,000               707
Reckitt Benckiser PLC                                 196,538             2,584
Reed International PLC                                594,890             5,498
Reuters Group PLC                                      63,692             1,240
Rexam PLC                                             757,431             2,561
Rio Tinto Corp. PLC (Regd)                            229,852             3,719
Royal & Sun Alliance Insurance Group PLC              974,213             6,933
Royal Bank of Scotland Group PLC                      123,012             2,761
Safeway PLC                                           402,053             1,671
Scottish & Newcastle PLC                              183,000             1,253
Scottish & Southern Energy PLC                        157,029             1,306
ScottishPower PLC                                     356,900             2,680
SEMA Group PLC                                          9,900               125
Severn Trent PLC                                       18,896               202
Shell Transport & Trading Co. PLC                     586,291             4,717
Shire Pharmaceuticals Group PLC (a)                    13,700               278
Shire Pharmaceuticals Group PLC - ADR                   9,552               601
Smith & Nephew PLC                                    407,454             1,673
Smith (David S.) Holdings PLC                         342,000               754
SmithKline Beecham PLC                                275,913             3,563
Somerfield PLC                                        746,765               834
SSL International PLC                                  75,900               878
Standard Chartered Bank Group PLC                      26,200               378
Tate & Lyle, Ltd. PLC                                  48,000               154
Taylor Woodrow PLC                                    150,000               396
TeleWest Communications PLC (a)                       342,967               567
Tesco Store Holdings PLC                              359,600             1,371
Thistle Hotels PLC                                    272,222               458
TI Group PLC                                           50,100               270
Tomkins PLC                                           798,590             1,900
Trinity PLC                                           130,000               852
Unilever PLC                                          481,200             3,255
United Newspaper, Ltd. PLC                             61,296               767
Vodafone Group PLC                                  5,075,904            21,119
Williams PLC                                           43,900               210
Wimpey (George), Ltd. PLC                             150,000               326
Wolseley PLC                                          340,634             1,883
WPP Group PLC                                          48,064               645
Zeneca Group PLC                                       72,192             3,382
                                                                    -----------
                                                                        242,595
                                                                    -----------

TOTAL COMMON STOCKS
(cost $1,034,299)                                                     1,083,279
                                                                    -----------

PREFERRED STOCKS - 1.1%
AUSTRALIA - 0.1%
News Corp., Ltd.                                       84,140               755
                                                                    -----------

FRANCE - 0.0%
Casino Guichard Perrach                                 2,400               138
                                                                    -----------

GERMANY - 1.0%
Dyckerhoff AG                                           3,268                52
Fresenius AG                                            4,800             1,185
Henkel KGAA                                             5,000               303
Hugo Boss AG                                            4,226             1,077
Krones AG                                              14,000               345
M.A.N. AG                                               9,200               188
Marschollek, Lautenschlaeger und Partner AG             4,630               627
Porsche AG                                                775             2,611
ProSieben Media AG                                     24,540               773
Systeme, Anwendungen, Produkte in der
 Datenverarbeitung AG                                  20,521             4,135
Volkswagen AG                                           7,395               212
Wella AG                                               27,179             1,090
                                                                    -----------
                                                                         12,598
                                                                    -----------

ITALY - 0.0%
Fiat SPA                                                3,139                46
                                                                    -----------

TOTAL PREFERRED STOCKS
(cost $10,965)                                                           13,537
                                                                    -----------

81 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                      MARKET
                                                      NUMBER            VALUE
                                                        OF              (000)
                                                      SHARES              $
                                                     --------          --------

SHORT-TERM INVESTMENTS - 8.0%
UNITED STATES - 8.0%
Frank Russell Investment Company Money Market
 Fund,
 due on demand (b)                                     83,272            83,272
United States Treasury Bills (b)(c)(d)
 5.925% due 12/21/00                                    7,000             6,942
 5.960% due 12/21/00                                    7,000             6,942
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $97,156)                                                           97,156
                                                                    -----------

TOTAL INVESTMENTS - 98.8%
(identified cost $1,142,420)                                          1,193,972

OTHER ASSETS AND LIABILITIES,
NET - 1.2%                                                               14,399
                                                                    -----------

NET ASSETS - 100.0%                                                   1,208,371
                                                                    ===========

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d)  Rate noted is yield to maturity from date of acquisition.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt

Foreign Currency Abbreviations:
AUD - Australian dollar
CAD - Canadian dollar
CHF - Swiss franc
DKK - Danish krone
EUR - Euro dollar
GBP - British pound
HKD - Hong Kong dollar
JPY - Japanese yen
NOK - Norwegian krona
NZD - New Zealand dollar
SEK - Swedish krona
SGD - Singapore dollar
USD - United States dollar

  See accompanying notes which are an integral part of the financial statements.

                                                           International Fund 82

INTERNATIONAL FUND

                                                                October 31, 2000

                                                                    UNREALIZED
                                                    NUMBER         APPRECIATION
FUTURES CONTRACTS                                     OF          (DEPRECIATION)
                                                   CONTRACTS           (000)
                                                  -----------       -----------

CAC-40 Index (France)
 expiration date 12/00                                    207       $       215

DAX Index (Germany)
 expiration date 12/00                                     56                22

EUR STOXX 50 Index (EMU)
 expiration date 12/00                                    466              (210)

FTSE-100 Index (UK)
 expiration date 12/00                                    299              (133)

TOPIX Index (Japan)
 expiration date 12/00                                    215            (1,778)
                                                                    -----------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                                $    (1,884)
                                                                    ===========



                                                                        MARKET
INDUSTRY                                               % OF             VALUE
DIVERSIFICATION                                        NET              (000)
(Unaudited)                                           ASSETS              $
                                                     --------          --------

Auto & Transportation                                     5.1%           60,766
Basic Industries                                          0.2             2,151
Consumer Discretionary                                    8.9           107,568
Consumer Staples                                          6.2            75,070
Energy                                                    7.0            84,950
Financial Services                                       21.1           255,269
Health Care                                               7.5            90,568
Materials & Processing                                    9.0           108,538
Miscellaneous                                             1.6            19,560
Producer Durables                                         6.8            82,107
Technology                                                6.1            73,806
Utilities                                                11.3           136,463
Short-Term Investments                                    8.0            97,156


Total Investments                                        98.8         1,193,972
Other Assets and Liabilities, net                         1.2            14,399
                                                     --------       -----------

NET ASSETS                                              100.0%        1,208,371
                                                     ========       ===========

                                                                        MARKET
GEOGRAPHIC DIVERSIFICATION                             % OF             VALUE
(Unaudited)                                            NET              (000)
                                                      ASSETS              $
                                                     --------          --------

Europe                                                   43.1%          520,770
Japan                                                    17.7           214,052
Latin America                                             0.1               702
Middle East                                               0.3             3,679
Pacific Basin                                             5.4            65,208
United Kingdom                                           20.1           242,595
Other                                                     4.1            49,810
Short-Term Investments                                    8.0            97,156
                                                     --------       -----------

Total Investments                                        98.8         1,193,972
Other Assets and Liabilities, net                        1.2             14,399
                                                     --------       -----------

NET ASSETS                                              100.0%        1,208,371
                                                     ========       ===========

See accompanying notes which are an integral part of the financial statements.

83 International Fund

INTERNATIONAL FUND

                                                                October 31, 2000

                                                              UNREALIZED
 CONTRACTS TO           IN EXCHANGE                          APPRECIATION
   DELIVER                  FOR           SETTLEMENT        (DEPRECIATION)
    (000)                  (000)             DATE                (000)
----------------  ---------------------  -------------  ----------------------
 USD    42,728        EUR     49,500       12/07/00          $       (650)
 USD     2,597        EUR      3,000       12/07/00                   (47)
 USD     5,110        EUR      6,000       12/07/00                    (9)
 USD     2,586        EUR      3,000       12/07/00                   (36)
 USD     2,245        EUR      2,600       12/07/00                   (35)
 USD    33,153        GBP     23,575       12/07/00                 1,078
 USD     4,234        GBP      3,000       12/07/00                   122
 USD     1,460        GBP      1,000       12/07/00                    (8)
 USD     1,447        GBP      1,000       12/07/00                     5
 USD     1,442        GBP      1,000       12/07/00                     9
 USD        71        GBP         50       12/07/00                     2
 USD       875        JPY     94,900       11/10/00                    (5)
 USD       950        JPY    102,492       11/10/00                   (10)
 USD    24,210        JPY  2,550,000       12/07/00                  (682)
 USD     1,420        JPY    150,000       12/07/00                   (36)
 USD     2,837        JPY    300,000       12/07/00                   (70)
 USD       946        JPY    100,000       12/07/00                   (23)
 USD     1,861        JPY    200,000       12/07/00                   (16)
 USD       930        JPY    100,000       12/07/00                    (7)
 USD       924        JPY    100,000       12/07/00                    (1)
 USD     3,795        JPY    400,000       12/07/00                  (105)
 USD     1,361        JPY    145,300       12/07/00                   (21)
 AUD         6        USD          3       11/10/00                    --
 EUR       505        USD        428       11/07/00                    --
 EUR     7,000        USD      6,190       12/07/00                   240
 EUR     2,000        USD      1,771       12/07/00                    71
 EUR     2,000        USD      1,770       12/07/00                    70
 EUR     2,000        USD      1,770       12/07/00                    69
 EUR     2,000        USD      1,745       12/07/00                    44
 EUR     2,000        USD      1,703       12/07/00                     3
 EUR     2,880        USD      2,423       12/07/00                   (26)
 GBP       132        USD        192       11/06/00                    --
 GBP        23        USD         34       11/06/00                    --
 GBP       479        USD        694       11/06/00                    (1)
 GBP        36        USD         53       11/06/00                    --
 GBP       369        USD        535       11/06/00                    (1)
 GBP        29        USD         42       11/07/00                    --
 GBP     3,000        USD      4,387       12/07/00                    31
 GBP     1,000        USD      1,465       12/07/00                    13
 GBP     1,000        USD      1,474       12/07/00                    22
 GBP     1,000        USD      1,475       12/07/00                    23
 GBP     2,000        USD      2,907       12/07/00                     3
 GBP     1,000        USD      1,459       12/07/00                     7
 GBP     1,000        USD      1,468       12/07/00                    16
 JPY   150,000        USD      1,413       12/07/00                    29
 JPY   150,000        USD      1,414       12/07/00                    30
 JPY   100,000        USD        934       12/07/00                    11
 JPY   300,000        USD      2,774       12/07/00                     6
 JPY   100,000        USD        925       12/07/00                     2
 JPY   200,000        USD      1,871       12/07/00                    25
 JPY   100,000        USD        939       12/07/00                    16
 JPY   145,300        USD      1,354       12/07/00                    13
                                                             ------------
                                                             $        171
                                                             ============

  See accompanying notes which are an integral part of the financial statements.

                                                           International Fund 84

INTERNATIONAL FUND

                                                                October 31, 2000


FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

                                                              UNREALIZED
 CONTRACTS TO           IN EXCHANGE                          APPRECIATION
   DELIVER                  FOR           SETTLEMENT        (DEPRECIATION)
    (000)                  (000)             DATE                (000)
----------------   -------------------  ---------------  ---------------------
 USD        37        AUD         71       11/01/00          $         --
 USD       183        AUD        347       11/01/00                    (3)
 USD        31        CAD         47       11/02/00                    --
 USD       348        CAD        529       11/02/00                    (2)
 USD       242        CHF        435       11/01/00                    --
 USD        24        DKK        211       11/01/00                    --
 USD       497        EUR        590       11/01/00                     4
 USD       104        EUR        123       11/01/00                    --
 USD       865        EUR      1,018       11/01/00                    (2)
 USD        79        EUR         93       11/01/00                    --
 USD        91        EUR        108       11/02/00                     1
 USD       238        EUR        280       11/02/00                    --
 USD        29        EUR         35       11/03/00                    --
 USD       400        GBP        278       11/01/00                     4
 USD       117        GBP         81       11/01/00                     1
 USD        75        GBP         53       11/01/00                     2
 USD       233        GBP        164       11/01/00                     5
 USD       364        GBP        250       11/02/00                    (1)
 USD        73        GBP         51       11/02/00                    --
 USD       567        GBP        388       11/03/00                    (4)
 USD        81        HKD        634       11/01/00                    --
 USD       287        JPY     31,235       11/01/00                    (1)
 USD       569        JPY     61,703       11/01/00                    (4)
 USD       133        JPY     14,389       11/01/00                    (1)
 USD       479        JPY     51,912       11/01/00                    (3)
 USD       454        JPY     49,238       11/01/00                    (3)
 USD       444        JPY     48,413       11/01/00                    (1)
 USD        66        JPY      7,093       11/02/00                    --
 USD       344        JPY     37,522       11/02/00                    --
 USD        97        JPY     10,538       11/02/00                    --
 USD       105        JPY     11,454       11/02/00                    --
 USD       156        JPY     17,042       11/02/00                    --
 USD       388        JPY     42,224       11/02/00                    (1)
 USD        15        NOK        141       11/01/00                    --
 USD         3        NZD          8       11/03/00                    --
 USD       167        SEK      1,674       11/01/00                     1
 USD       140        SEK      1,401       11/02/00                    --
 USD        78        SEK        776       11/02/00                    --
 EUR         5        USD          4       11/02/00                    --
 EUR       287        USD        244       11/02/00                    --
 EUR     1,811        USD      1,524       11/02/00                   (13)
 EUR     1,190        USD      1,000       11/02/00                   (10)
 EUR     1,391        USD      1,169       11/03/00                   (12)
 EUR         2        USD          1       11/03/00                    --
 GBP         6        USD          9       11/01/00                    --
 GBP       213        USD         311      11/01/00                     1
 GBP       353        USD         501      11/01/00                   (11)
 GBP        28        USD          41      11/02/00                    --
 GBP       251        USD         366      11/02/00                     1
 GBP       303        USD         434      11/02/00                    (5)
 GBP       425        USD         616      11/03/00                    --
 GBP       242        USD         351      11/03/00                    --
 JPY       265        USD           2      11/01/00                    --
 JPY    39,865        USD         366      11/01/00                     1
 JPY    21,437        USD         197      11/01/00                    --
 JPY    10,194        USD          94      11/02/00                    --
 JPY    22,075        USD         203      11/02/00                    --
 JPY    10,447        USD          96      11/02/00                    --
 JPY     4,210        SGD          68      11/01/00                    --
                                                             ------------
                                                             $        (56)
                                                             ============

See accompanying notes which are an integral part of the financial statements.

85 International Fund

INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,142,420)  ...........................................    $ 1,193,972
Foreign currency holdings (identified cost $13,567)  ..........................................         13,462
Unrealized appreciation on forward foreign currency exchange contracts ........................          1,960
Unrealized appreciation in foreign currency exchange spot contracts ...........................             21
Receivables:
 Dividends and interest .......................................................................          1,800
 Investments sold .............................................................................         19,192
 Fund shares sold .............................................................................          2,506
 Foreign taxes recoverable ....................................................................          1,212
 Daily variation margin on futures contracts ..................................................            854
Prepaid expenses ..............................................................................              9
                                                                                                   -----------

   Total assets ...............................................................................      1,234,988

LIABILITIES
Payables:
 Due to Custodian ..............................................................    $       152
 Investments purchased .........................................................         21,363
 Fund shares redeemed ..........................................................          2,070
 Accrued fees to affiliates ....................................................            845
 Other accrued expenses ........................................................            321
Unrealized depreciation on forward foreign currency exchange contracts .........          1,789
Unrealized depreciation on foreign currency exchange spot contracts ............             77
                                                                                    -----------

   Total liabilities ..........................................................................         26,617
                                                                                                   -----------

NET ASSETS ....................................................................................    $ 1,208,371
                                                                                                   ===========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ..................................    $    (1,707)
Accumulated net realized gain (loss)  .........................................................        113,075
Unrealized appreciation (depreciation) on:
 Investments ..................................................................................         51,552
 Futures contracts ............................................................................         (1,884)
 Foreign currency-related transactions ........................................................           (153)
Shares of beneficial interest .................................................................            305
Additional paid-in capital ....................................................................      1,047,183
                                                                                                   -----------

NET ASSETS ....................................................................................    $ 1,208,371
                                                                                                   ===========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($25,984,374 divided by 657,724 shares of $.01 par value
   shares of beneficial interest outstanding)  ................................................    $     39.51
                                                                                                   ===========
 Class I ($1,104,283,666 divided by 27,887,856 shares of $.01 par value
   shares of beneficial interest outstanding)  ................................................    $     39.60
                                                                                                   ===========
 Class Y ($78,102,740 divided by 1,971,351 shares of $.01 par value
   shares of beneficial interest outstanding)  ................................................    $     39.62
                                                                                                   ===========

  See accompanying notes which are an integral part of the financial statements.

                                                           International Fund 86

INTERNATIONAL FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                            TEN MONTHS ENDED        YEAR ENDED
                                                                            OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                            ----------------     -----------------
INVESTMENT INCOME
 Dividends .............................................................           $  26,889             $  22,034
 Dividends from Money Market Fund ......................................               4,219                 2,688
 Interest ..............................................................                 346                   491
 Less foreign taxes withheld ...........................................              (2,462)               (2,525)
                                                                                   ---------             ---------

   Total investment income .............................................              28,992                22,688
                                                                                   ---------             ---------

EXPENSES
 Advisory fees .........................................................               7,280                 7,599
 Administrative fees ...................................................                 505                   546
 Custodian fees ........................................................               2,002                 2,067
 Transfer agent fees ...................................................                 390                   490
 Professional fees .....................................................                 106                    65
 Registration fees .....................................................                  78                    97
 Shareholder servicing fees - Class E ..................................                  58                    44
 Trustees' fees ........................................................                  11                     6
 Miscellaneous .........................................................                  97                   107
                                                                                   ---------             ---------

 Expenses before reductions ............................................              10,527                11,021
 Expense reductions ....................................................                 (21)                 --
                                                                                   ---------             ---------

   Expenses, net .......................................................              10,506                11,021
                                                                                   ---------             ---------

Net investment income ..................................................              18,486                11,667
                                                                                   ---------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ...........................................................              77,282               124,531
 Futures contracts .....................................................              (2,638)               17,317
 Foreign currency-related transactions .................................             (16,670)               (9,253)
                                                                                   ---------             ---------
                                                                                      57,974               132,595
                                                                                   ---------             ---------

Net change in unrealized appreciation (depreciation) on:
 Investments ...........................................................            (235,569)              161,400
 Futures contracts .....................................................              (5,965)                2,286
 Foreign currency-related transactions .................................                (240)                2,612
                                                                                   ---------             ---------
                                                                                    (241,774)              166,298
                                                                                   ---------             ---------

Net realized and unrealized gain (loss) ................................            (183,800)              298,893
                                                                                   ---------             ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................           $(165,314)            $ 310,560
                                                                                   =========             =========

See accompanying notes which are an integral part of the financial statements.

87 International Fund

INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                   TEN MONTHS ENDED       YEAR ENDED            YEAR ENDED
                                                                   OCTOBER 31, 2000    DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                   ----------------    -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income .........................................        $    18,486          $    11,667          $    14,307
 Net realized gain (loss) ......................................             57,974              132,595               39,005
 Net change in unrealized appreciation (depreciation)...........           (241,774)             166,298               73,399
                                                                        -----------          -----------          -----------

   Net increase (decrease) in net assets from operations .......           (165,314)             310,560              126,711
                                                                        -----------          -----------          -----------

DISTRIBUTIONS
 From net investment income
   Class E .....................................................                 --                 (276)                  --
   Class I .....................................................                 --              (12,571)             (15,707)
 From net realized gain
   Class E .....................................................               (946)              (1,407)                  --
   Class I .....................................................            (39,155)             (59,070)             (16,426)
                                                                        -----------          -----------          -----------

     Net decrease in net assets from distributions .............            (40,101)             (73,324)             (32,133)
                                                                        -----------          -----------          -----------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .            119,569               43,302              (53,634)
                                                                        -----------          -----------          -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ....................            (85,846)             280,538               40,944

NET ASSETS
 Beginning of period ...........................................          1,294,217            1,013,679              972,735
                                                                        -----------          -----------          -----------
 End of period (including accumulated distributions in excess of net investment income of $1,707, $4,911 and $4,172,
   respectively) ...............................................        $ 1,208,371          $ 1,294,217          $ 1,013,679
                                                                        ===========          ===========          ===========

  See accompanying notes which are an integral part of the financial statements.

                                                           International Fund 88

INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                           2000*      1999**
                                                        ----------  ----------

NET ASSET VALUE, BEGINNING OF PERIOD ...............    $    46.68  $    39.07
                                                        ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ........................           .53         .24
 Net realized and unrealized gain (loss)  ..........         (6.26)       9.73
                                                        ----------  ----------

   Total income from operations ....................         (5.73)       9.97
                                                        ----------  ----------

DISTRIBUTIONS
 From net investment income ........................            --        (.38)
 From net realized gain ............................         (1.44)      (1.98)
                                                        ----------  ----------

   Total distributions .............................         (1.44)      (2.36)
                                                        ----------  ----------

NET ASSET VALUE, END OF PERIOD .....................    $    39.51  $    46.68
                                                        ==========  ==========

TOTAL RETURN (%)(b)  ...............................        (12.59)      25.87

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .........        25,984      30,541

 Ratios to average net assets (%)(c):
   Operating expenses ..............................          1.28        1.27
   Net investment income ...........................          1.50         .92

 Portfolio turnover rate (%)  ......................        105.17      118.99

*    For the ten months ended October 31, 2000.
**   For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

89 International Fund

INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
                                                          2000*       1999        1998        1997        1996        1995
                                                       ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $    46.67  $    38.03  $    34.60  $    37.39  $    36.26  $    34.28
                                                       ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................           .64         .43         .52         .46         .44         .48
 Net realized and unrealized gain (loss)  .........         (6.27)      10.93        4.10        (.28)       2.41        3.16
                                                       ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ...................         (5.63)      11.36        4.62         .18        2.85        3.64
                                                       ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income .......................            --        (.48)       (.59)       (.55)       (.35)       (.72)
 From net realized gain ...........................         (1.44)      (2.24)       (.60)      (2.42)      (1.37)       (.94)
                                                       ----------  ----------  ----------  ----------  ----------  ----------

   Total distributions ............................         (1.44)      (2.72)      (1.19)      (2.97)      (1.72)      (1.66)
                                                       ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ....................    $    39.60  $    46.67  $    38.03  $    34.60  $    37.39  $    36.26
                                                       ==========  ==========  ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)(c) ............................        (12.38)      30.46       13.52         .58        7.98       10.71

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........     1,104,284   1,263,676   1,013,679     972,735     944,380     796,777

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ........................          1.00        1.00         .98        1.00        1.04         .88
   Operating expenses, gross ......................          1.00        1.00         .98        1.00        1.05         .89
   Net investment income ..........................          1.76        1.07        1.38        1.14        1.20        1.41

 Portfolio turnover rate (%)  .....................        105.17      118.99       64.47       79.45       42.69       36.78

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees, but gross of any investment services fees. See
     Note 4.
(d)  The ratios for periods less than one year are annualized.

                                                           International Fund 90

INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                        2000*
                                                                     ----------


NET ASSET VALUE, BEGINNING OF PERIOD ............................    $    46.09
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .....................................           .46
 Net realized and unrealized gain (loss)  .......................         (6.93)
                                                                     ----------

   Total income from operations .................................         (6.47)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ..................................    $    39.62
                                                                     ==========

TOTAL RETURN (%)(b)  ............................................        (14.04)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ......................        78,103

 Ratios to average net assets (%)(c):
   Operating expenses, net ......................................           .91
   Operating expenses, gross ....................................           .94
   Net investment income ........................................          1.85

 Portfolio turnover rate (%)  ...................................        105.17

*    For the period March 29, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Not annualized.
(c)  Annualized.

91 International Fund

FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES            FIXED I - CLASS I++         LB AGGREGATE **
    Inception*              $ 10,000                   $ 10,000
       1991                 $ 11,538                   $ 11,581
       1992                 $ 12,718                   $ 12,720
       1993                 $ 14,301                   $ 14,230
       1994                 $ 13,765                   $ 13,708
       1995                 $ 15,861                   $ 15,853
       1996                 $ 16,791                   $ 16,780
       1997                 $ 18,272                   $ 18,272
       1998                 $ 19,881                   $ 19,978
       1999                 $ 19,951                   $ 20,084
       2000                 $ 21,394                   $ 21,551
    ----------              --------                   --------
      Total                 $174,471                   $174,757
    ==========              ========                   ========

                        Yearly periods ended October 31

FIXED INCOME I FUND - CLASS I                  FIXED INCOME I FUND - CLASS Y ++++++
PERIODS ENDED   GROWTH OF      TOTAL           PERIODS ENDED   GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN             10/31/00       $10,000        RETURN
-------------   ---------     ------           -------------   ---------       ------
1 Year           $10,723      7.23%            1 Year           $10,727        7.27%
5 Years          $13,488      6.16%(S)         5 Years          $13,493        6.17%(S)
10 Years         $21,394      7.89%(S)         10 Years         $21,401        7.90%(S)

FIXED INCOME I FUND - CLASS E ++++             LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL           PERIODS ENDED   GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN             10/31/00       $10,000        RETURN
-------------   ---------     ------           -------------   ---------       ------
1 Year           $10,693      6.93%            1 Year           $10,730        7.30%
5 Years          $13,435      6.08%(S)         5 Years          $13,594        6.33%(S)
10 Years         $21,310      7.85%(S)         10 Years         $21,551        7.98%(S)

93 Fixed Income I Fund

FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Fixed Income I Fund Class I, Class E and Class Y shares gained 7.63%, 7.36%, and 7.66%, respectively. This compared to a 7.83% return for the Lehman Brothers Aggregate Bond Index.

The Fund's performance reflected its diversified strategy, with managers following somewhat divergent paths regarding spreads. While all of the Fund's managers took a careful approach because of the volatility of current market conditions, a few saw the year's spread widening as an opportunity to add excess yield to their portfolios. Other Fund managers interpreted the widening as a cautionary sign. All of the managers focused on adding high quality issues to their portfolio during the period.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.

The Fund's managers placed emphasis on intermediate maturities during the final three months of the period, which proved advantageous as the yield curve steepened. The Fund's managers favored high quality corporate issues, mortgages and asset-backed issues throughout the period.

TOP TEN ISSUERS
(as a percent of Total Investments)                    October 31, 2000

Federal National Mortgage Association                        18.2%
United States Treasury                                       14.1
Government National Mortgage Association                     13.9
Federal Home Loan Mortgage Corp.                              6.4
Mellon Residential Funding Corp.                              1.3
Ford Motor Credit Co.                                         1.0
General Motors Acceptance Corp.                               0.9
Morgan Stanley Dean Witter                                    0.8
Federal Home Loan Bank                                        0.8
GMAC Commercial Mortgage                                      0.7

PORTFOLIO CHARACTERISTICS
                                                       October 31, 2000

Weighted Average Quality Diversification                            AAA
Weighted Average Years-to-Maturity                            8.9 years
Weighted Average Duration                                     5.0 years
Current Yield (SEC 30-day standardized)
 Class I                                                           6.6%
 Class E                                                           6.3%
 Class Y                                                           6.7%

Number of Issues                                                  1,200
Number of Issuers                                                   740


MONEY MANAGERS                                                STYLES

Lincoln Capital Management Co.                            Enhanced Core
Pacific Investment Management Co.                        Broad Market -
                                                        Sector Rotation

Standish, Ayer & Wood, Inc.                              Broad Market -
                                                        Sector Rotation


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Fixed Income I Fund Class I assumes initial investment on November 1,
       1990.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Fixed Income I Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Fixed Income I Fund Class I performance has been linked with Class Y to provide historical perspective.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Fixed Income I Fund 94

FIXED INCOME I FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

LONG-TERM INVESTMENTS - 108.4%
ASSET-BACKED SECURITIES - 13.8%
Advanta Equipment Receivables
 Series 2000-1 Class A3
  7.405% due 02/15/07                                   1,600            1,620
Advanta Mortgage Loan Trust
 Step Up Bond
 Series 1997-2 Class A6
  6.862% due 05/25/27 (c)                               4,402            4,402
 Series 2000-1 Class A4
  8.610% due 03/25/28                                     575              596
AFC Home Equity Loan Trust
 Series 2000-2 Class 2A
  6.922% due 07/25/30 (c)                               4,598            4,605
Americredit Automobile
 Receivables Trust
 Series 2000-A Class A4
  7.290% due 12/12/06                                   1,575            1,594
Ameriquest Mortgage Securities, Inc.
 Series 2000-2 Class A
  6.921% due 07/15/30 (c)                               4,636            4,641
AmSouth Auto Trust
 Series 2000-1 Class A3
  6.670% due 07/15/04                                   1,445            1,445
ANRC Auto Owner Trust
 Series 2000-A Class A3
  7.060% due 05/17/04                                   2,895            2,916
Associates Manufactured Housing
 Pass-Thru Certificates
 Series 1996-1 Class A5
  7.600% due 03/15/27                                     870              866
BankAmerica Manufactured Housing
 Contract
 Series 1997-1 Class A4
  6.195% due 06/10/10                                      27               27
Bombardier Capital Mortgage
 Securitization Corp.
 Series 1999-B Class A3
  7.180% due 12/15/15                                   1,230            1,229
 Series 2000-A Class A2
  7.575% due 06/15/30                                   1,075            1,083
California Infrastructure SDG&E
 Series 1997-1 Class A6
  6.310% due 09/25/08                                   4,050            3,960
Case Equipment Loan Trust
 Series 1999-B Class A4
  6.900% due 06/15/06                                   1,245            1,248
Champion Home Equity Loan Trust
 Step Up Bond
 Series 1999-3 Class IIA
  7.021% due 09/25/29 (c)                               3,630            3,638
Charter Financial, Inc.
 Series 1999-1 Class A4
  7.070% due 01/25/06                                   2,075            2,084
Chase Credit Card Master Trust
 Series 1999-3 Class B
  6.950% due 01/15/07                                     200              200
Chase Funding Mortgage Loan
 Series 2000-2 Class IA3
  7.794% due 05/25/15 (c)                                 865              875
Citibank Credit Card Issuance Trust
 Series 2000-A1 Class A1
  6.900% due 10/17/07                                   1,600            1,599
Citibank Credit Card Master Trust I
 Series 1997-3 Class A
  6.839% due 02/10/04                                   1,100            1,099
Conseco Finance Lease LLC
 Series 2000-1 Class A3
  7.360% due 04/20/04                                   1,305            1,316
Conseco Finance Securitizations Corp.
 Series 2000-1 Class A4
  7.620% due 05/01/31                                     645              651
 Series 2000-4 Class A2
  7.350% due 05/01/32                                   2,545            2,561
 Series 2000-5 Class A3
  7.210% due 02/01/32 (c)                                 925              928
Countrywide Home Loans, Inc.
 Series 1999-1 Class AF2
  6.160% due 09/25/25                                     400              389
Cross Country Master Credit Card Trust II
 Series 1999-1 Class A
  7.121% due 09/15/05 (c)                               1,700            1,700
DaimlerChrysler Auto Trust
 Series 2000-A Class A3
  7.090% due 12/06/03                                   1,735            1,744
Discover Card Master Trust I
 Series 1998-7 Class A
  5.600% due 05/16/06                                   1,750            1,694
DVI Receivables Corp.
 Series 2000-1 Class A4
  7.780% due 06/14/08                                   1,020            1,036
Federal Housing Authority: Project Citi 68
  7.430% due 06/27/21 (c)                               1,127            1,108
First Deposit Master Trust
 Series 1996-1 Class A
  6.790% due 08/15/07 (c)                               2,900            2,905
First Sierra Receivables
 Series 2000-1 Class A1
  7.490% due 01/18/05                                   1,467            1,466
First USA Credit Card Master Trust
 Series 1996-6 Class A
  6.760% due 07/10/06 (c)                                 100              100

95 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                   PRINCIPAL          MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

Fleet Credit Card Master Trust II
 Series 2000-B Class A
  6.731% due 09/15/05 (c)                                 100              100
Fleetwood Credit Corp. Grantor Trust
 Series 1997-B Class A
  6.400% due 05/15/13 (c)                               1,818            1,807
FMAC Loan Receivables Trust
 Series 1998-BA Class A1
  6.220% due 11/15/20                                   2,098            2,064
Ford Credit Auto Owner Trust
 Series 2000-A Class B
  7.370% due 07/15/04                                   2,000            2,026
 Series 2000-D Class A3
  7.150% due 12/15/03                                     380              382
 Series 2000-F Class A2
  6.560% due 05/17/04                                     200              200
GMAC Commercial Mortgage
 Securities, Inc.
  7.080% due 01/15/12 (c)                               3,394            3,387
Gracechurch Card Funding PLC
 Series 1 Class A
  6.801% due 11/15/04 (c)                               4,400            4,409
Green Tree Financial Corp.
 Series 1994-1 Class A4
  7.200% due 04/15/19                                   1,392            1,392
Green Tree Home Improvement
 Loan Trust
 Series 1998-D Class HEA5
  6.320% due 08/15/29                                   1,360            1,318
 Series 1998-E Class HIA1
  5.907% due 08/15/07                                       1                1
Green Tree Lease Finance
 Series 1998-1 Class A4
  5.740% due 01/20/04                                     610              600
Green Tree Recreational, Equipment &
 Consumer Loan Trust
 Series 1998-A Class A1C
  6.180% due 06/15/19                                     239              236
 Series 1998-C Class A4
  6.170% due 02/15/11                                     465              462
Greenpoint Manufactured Housing
 Series 1999-1 Class A3
  6.110% due 11/15/18                                     425              403
GRMT II, LLC
 Series 2000-1 Class AF1
  6.764% due 06/20/32 (c)                               6,605            6,599
Heller Equipment Asset Receivables Trust
 Series 1999-2 Class A3
  6.650% due 03/14/04                                   3,600            3,591
Household Automotive Trust
 Series 2000-3 Class A3
  7.050% due 02/17/05                                     395              398
Household Automotive Trust IV
 Series 2000-1 Class A3
  7.300% due 07/19/04                                   4,830            4,872
Household Automotive Trust V
 Series 2000-2 Class A4
  7.430% due 04/17/07                                   1,930            1,973
IndyMac Home Equity Loan Trust Step Up
 Bond
 Series 1998-A Class AF4
  6.310% due 10/25/29 (c)                                 855              832
 Series 2000-A Class AF2
  7.820% due 05/25/26 (c)                               2,755            2,791
MBNA Master Credit Card Trust
 Series 1999-G Class B
  6.600% due 12/15/06                                   1,250            1,238
 Series 2000-I Class C
  7.650% due 01/15/08 (c)                                 350              351
MMCA Auto Owner Trust
 Series 1999-2 Class A3
  7.000% due 05/15/04                                   1,165            1,173
Navistar Financial Corp. Owner Trust
 Series 2000-A Class A4
  7.340% due 01/15/07                                   2,345            2,383
 Series 2000-B Class A3
  6.670% due 11/15/04                                   1,260            1,260
 Series 2000-B Class A4
  6.780% due 09/17/07                                     215              215
Newcourt Equipment Trust Securities
 Series 1999-1 Class A3
  6.924% due 07/20/03 (c)                               4,866            4,873
Nissan Auto Lease Trust
 Series 2000-A Class A3
  7.800% due 05/20/03                                   2,325            2,358
Onyx Acceptance Auto Trust
 Series 2000-A Class A3
  7.270% due 12/15/03                                   2,470            2,489
 Series 2000-A Class A4
  7.420% due 12/15/04                                   2,710            2,746
 Series 2000-C Class A3
  7.160% due 09/15/04                                   2,985            3,000
Pacificamerica Home Equity Loan
 Step Up Bond
 Series 1998-2 Class AF
  6.590% due 06/26/28 (c)                               1,047            1,025
PNC Student Loan Trust I
 Series 1997-2 Class A7
  6.728% due 01/25/07                                     250              250

                                                          Fixed Income I Fund 96

FIXED INCOME I FUND

                                                                October 31, 2000

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

Premier Auto Trust
 Series 1999-3 Class A4
  6.430% due 03/08/04                                   1,925            1,917
Residential Asset Securities Corp.
 Series 2000-KS3 Class AI4
  8.035% due 09/25/28                                     770              787
Residential Funding Mortgage
 Securities II
 Series 1999-HI1 Class A3
  6.310% due 09/25/29                                     900              888
 Series 1999-HI6 Class AI3
  7.340% due 07/25/12                                   1,440            1,442
 Series 2000-HI4 Class AI3
  7.490% due 10/25/13                                   1,210            1,213
Saxon Asset Securities Trust
 Series 2000-2 Class AF3
  8.051% due 06/25/15                                     635              645
 Series 2000-2 Class AF4
  8.234% due 03/25/24                                   2,485            2,551
 Step Up Bond
 Series 1998-3 Class AV1
  6.892% due 05/25/28 (c)                               1,192            1,193
Sears Credit Account Master Trust
 Series 1995-5 Class A
  6.050% due 01/15/08                                   1,070            1,055
 Series 1999-2 Class A
  6.350% due 02/16/07                                   3,890            3,862
Sears Mortgage Securities Corp.
 Series 1992 Class A
  7.587% due 10/25/22 (c)                                 764              773
United Airlines
 Series 2000-1 Class A-2
  7.730% due 07/01/10                                   1,310            1,316
Vanderbilt Mortgage & Finance, Inc.
 Series 1999-A Class 1A3
  6.080% due 12/07/15                                     530              503
 Series 1999-B Class 1A3
  6.280% due 03/07/13                                     880              863
 Series 1999-D Class IA2
  6.815% due 08/07/12                                   1,410            1,402
 Series 2000-B Class IA2
  8.045% due 07/07/12                                     760              776
West Penn Funding, L.L.C
 Series 1999-A Class A2
  6.630% due 12/26/05                                   3,200            3,206
WFS Financial Owner Trust
 Series 2000-A Class A3
  7.220% due 09/20/04                                   1,615            1,627
 Series 2000-C Class A3
  7.070% due 02/20/05                                   2,445            2,463
                                                                    ----------
                                                                       149,011
                                                                    ----------

BANKERS ACCEPTANCE NOTES - 0.1%
Signet Bank
  7.800% due 09/15/06                                     480              484
                                                                    ----------

CORPORATE BONDS AND NOTES - 22.9%
Ahold Finance USA, Inc.
  6.250% due 05/01/09                                   2,560            2,272
  6.875% due 05/01/29                                     415              342
Air Products & Chemicals, Inc.
  8.750% due 04/15/21                                     300              308
Albertson's, Inc.
  7.450% due 08/01/29                                     885              793
Allegiance Corp.
  7.000% due 10/15/26                                     100               98
America West Airlines
 Series A
  6.850% due 07/02/09                                     548              525
American Financial Group, Inc.
  7.125% due 04/15/09                                     200              173
Anheuser-Busch Companies, Inc.
  7.550% due 10/01/30                                     715              722
Appalachian Power Co.
  6.800% due 03/01/06                                   1,250            1,227
Archer Daniels Co.
  8.375% due 04/15/17                                     900              934
Aristar, Inc.
  6.000% due 05/15/02                                   1,935            1,902
Associates Corp. of North America
  6.500% due 10/15/02                                     400              397
  5.500% due 02/15/04                                   2,000            1,909
 Series H
  7.090% due 04/11/03                                     400              401
AT&T Corp.
  6.500% due 03/15/29                                   2,250            1,767
  8.625% due 12/01/31                                     440              440
Atlantic Richfield Co.
  9.125% due 08/01/31                                     700              850
Avco Financial Services, Inc.
  6.000% due 08/15/02                                     400              394
AXA Financial, Inc.
  7.750% due 08/01/10                                     735              747
Baltimore Gas & Electric Co.
  6.500% due 02/15/03                                     550              544
Banco De Latinoamerica
  6.500% due 04/02/01                                   1,400            1,397

97 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

Banco Latinoamericano de
 Exportaciones SA
  7.730% due 11/30/01 (c)                                 500              501
Bank of New York, Inc.
  7.875% due 11/15/02                                     500              510
Bank One Corp.
  6.875% due 08/01/06                                     695              680
BankAmerica Corp.
  6.850% due 03/01/03                                     425              424
BankBoston Corp.
  6.125% due 03/15/02                                   1,200            1,186
Banque Centrale de Tunisie
  7.500% due 08/06/09                                   2,300            1,959
Barnett Bank, Inc.
  6.900% due 09/01/05                                     665              654
Baxter International, Inc.
  6.630% due 02/15/28                                   1,150              985
Bear Stearns Co., Inc.
  7.010% due 03/28/03 (c)                               1,800            1,798
Bell Telephone Co. of Pennsylvania
  8.350% due 12/15/30                                     645              689
BellSouth Capital Funding Corp.
  7.875% due 02/15/30                                   1,000            1,018
BellSouth Telecommunications, Inc.
  7.000% due 12/01/95                                     295              256
Beneficial Corp.
  8.400% due 05/15/08                                     757              780
Boeing Capital Corp.
  7.100% due 09/27/05                                   1,200            1,209
Burlington Northern Santa Fe
  7.875% due 04/15/07                                     210              213
  7.082% due 05/13/29                                   1,100              953
Camden Property Trust
  7.000% due 04/15/04                                   1,310            1,274
Campbell Soup Co.
  8.875% due 05/01/21                                     500              535
Canadian National Railway Co.
  6.900% due 07/15/28                                     475              412
Carolina Power & Light Co.
  6.875% due 08/15/23                                     250              221
Case Corp.
  7.250% due 08/01/05                                     395              285
  7.250% due 01/15/16                                     400              204
Case Credit Corp.
 Series B
  5.850% due 02/20/01                                   3,000            2,990
Caterpillar Financial Services Corp.
  9.500% due 02/06/07                                      80               89
Central Fidelity Banks, Inc.
  8.150% due 11/15/02                                     280              287
Central Power & Light Co.
 Series FF
  6.875% due 02/01/03                                     550              546
Champion International Corp.
  6.400% due 02/15/26                                     570              540
Chase Manhattan Corp.
 Series C
  6.750% due 12/01/04                                   1,065            1,055
Chesapeake & Potomac Telephone Co.
  8.375% due 10/01/29                                     405              428
Chrysler Financial Co., L.L.C
 Series R
  6.789% due 02/10/03 (c)                               2,000            2,015
Cincinnati Gas & Electric Co.
  7.200% due 10/01/23                                     250              220
CIT Group, Inc.
  6.150% due 12/15/02                                     300              293
  7.250% due 08/15/05                                   2,120            2,076
Citicorp
  6.815% due 05/24/01 (c)                               3,000            3,002
  9.500% due 02/01/02                                     195              201
  7.125% due 06/01/03                                     485              488
Citigroup, Inc.
  6.875% due 02/15/98                                     920              751
City National Bank
  6.375% due 01/15/08                                     575              529
Clear Channel Communications
  7.650% due 09/15/10                                   1,545            1,516
Coastal Corp.
  6.200% due 05/15/04                                     295              286
  7.500% due 08/15/06                                     845              856
  7.625% due 09/01/08                                   1,350            1,354
Coca Cola Enterprises, Inc.
  7.000% due 10/01/26                                     665              653
Comcast Cable Communications
  8.375% due 05/01/07                                     300              314
  6.200% due 11/15/08                                     950              874
Commercial Credit Group, Inc.
  7.875% due 07/15/04                                     500              514
  6.500% due 06/01/05                                     300              293
  8.700% due 06/15/10                                     795              859
Commonwealth Edison Co.
 Series 85
  7.375% due 09/15/02                                   1,120            1,125
Compaq Computer Corp.
  7.450% due 08/01/02                                     700              699
Conagra, Inc.
  8.100% due 05/20/02                                     300              303
Conoco, Inc.
  6.950% due 04/15/29                                     800              741

                                                          Fixed Income I Fund 98

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

Consolidated Edison Co. of
 New York, Inc.
  8.125% due 05/01/10                                     470              486
Consolidated Edison Inc.
 Series 98-A
  6.250% due 02/01/08                                     955              899
Countrywide Home Loan
  6.923% due 06/03/03 (c)                               3,200            3,188
 Series H
  6.250% due 04/15/09                                   1,300            1,172
Cox Communications, Inc.
  6.500% due 11/15/02                                     600              592
  7.500% due 08/15/04                                   1,525            1,529
  6.690% due 09/20/04                                     500              488
CPC International, Inc.
 Series E
  7.250% due 12/15/26                                   1,150            1,090
CSX Corp.
  6.250% due 10/15/08                                   1,325            1,202
CVS Corp.
  5.500% due 02/15/04                                   1,525            1,459
DaimlerChrysler AG
  7.450% due 03/01/27                                     990              928
DaimlerChrysler North America
 Holding Corp.
  6.900% due 09/01/04                                   2,000            1,973
  8.000% due 06/15/10                                   1,625            1,651
Deere & Co.
  8.100% due 05/15/30                                   1,250            1,269
Delta Air Lines, Inc.
 Series C
  6.650% due 03/15/04                                   1,500            1,427
Duke Capital Corp.
  7.250% due 10/01/04                                     500              502
Duke Energy Corp.
  6.875% due 08/01/23                                     600              523
  7.000% due 07/01/33                                   1,030              904
Duke Weeks Realty, L.P.
  7.750% due 11/15/09                                   1,425            1,397
E. I. Du Pont de Nemours
  6.750% due 10/15/04                                   1,000              994
Electronic Data Systems Corp.
  6.850% due 10/15/04                                   1,300            1,288
Enron Corp.
  7.875% due 06/15/03                                     850              867
  6.750% due 08/01/09                                   1,855            1,780
EOP Operating, L.P.
  6.500% due 01/15/04                                   1,225            1,188
  6.625% due 02/15/05                                     825              796
Federal Express Corp.
  7.600% due 07/01/97                                     400              333
Fifth Third Bank
  6.750% due 07/15/05                                     900              883
Fifth Third Capital Trust I
 Series A
  8.136% due 03/15/27                                     365              343
First Bank Systems, Inc.
  8.000% due 07/02/04                                   1,050            1,071
First Chicago NBD
  6.781% due 11/14/01 (c)                               3,000            2,996
First Interstate Bancorp
  9.375% due 01/23/02                                     225              232
First Union Corp.
  6.950% due 11/01/04                                     575              567
  6.875% due 09/15/05                                     625              611
  7.500% due 07/15/06                                     425              425
First Union Institutional Capital Trust I
  8.040% due 12/01/26                                     100               89
First Union National Bank
  7.125% due 10/15/06                                     555              544
Firstar Bank North America
  7.125% due 12/01/09                                     850              823
Fleet Financial Group, Inc.
  6.875% due 03/01/03                                     350              348
  8.125% due 07/01/04                                     675              696
Fleetboston Financial Corp.
  7.250% due 09/15/05                                     800              804
Ford Motor Co.
  7.450% due 07/16/31                                     900              830
  8.900% due 01/15/32                                     440              463
Ford Motor Credit Co.
  6.950% due 06/20/03 (c)                               2,200            2,195
  6.700% due 07/16/04                                   8,670            8,493
  6.750% due 05/15/05                                     425              414
  7.375% due 10/28/09                                     740              719
Fort James Corp.
  6.625% due 09/15/04                                   1,375            1,310
Fortune Brands, Inc.
  7.875% due 01/15/23                                     400              382
GE Global Insurance Holding Corp.
  6.450% due 03/01/19                                     900              797
General Electric Capital Corp.
  8.300% due 09/20/09                                     470              512
 Series A
  6.650% due 09/03/02                                     900              899
General Motors Acceptance Corp.
  5.480% due 12/16/02                                   3,075            2,987
  6.750% due 03/15/03                                   5,000            4,976
General Motors Acceptance Corp. of
 Canada, Ltd.
  6.790% due 08/18/03 (c)                               3,000            3,007

99 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

Goldman Sachs Group, Inc.
  6.978% due 01/15/01 (c)                               1,500            1,501
 Series A
  6.920% due 02/20/01 (c)                               3,000            3,002
 Series B
  7.500% due 01/28/05                                   1,575            1,575
Grand Metropolitan Investment Corp.
  7.450% due 04/15/35                                     425              431
Great Lakes Chemical Corp.
  7.000% due 07/15/09                                   1,500            1,415
GTE California, Inc.
  6.750% due 05/15/27                                     600              535
Harrahs Operating Co., Inc.
  7.500% due 01/15/09                                   1,300            1,227
Heller Financial, Inc.
  7.500% due 08/23/02                                   1,145            1,147
Hertz Corp.
  7.625% due 08/01/02                                     450              452
  9.000% due 11/01/09                                     390              414
Household Finance Corp.
  6.125% due 07/15/02                                     800              788
  7.200% due 07/15/06                                     770              761
International Bank for Reconstruction &
 Development
  7.000% due 01/27/05                                   4,800            4,873
International Business Machines Corp.
  6.220% due 08/01/27                                     225              219
  7.125% due 12/01/96                                   1,200            1,095
International Paper Co.
  9.400% due 06/01/02                                     600              616
  8.000% due 07/08/03                                     550              557
ITT Financial Corp.
  7.400% due 11/15/25                                   1,165              994
John Deere Capital Corp.
 Series C
  6.940% due 04/21/03 (c)                               3,200            3,202
JPM Capital Trust I
  7.540% due 01/15/27                                     285              249
KeyCorp
  7.500% due 06/15/06                                     875              864
  8.000% due 07/01/04                                     200              204
Knight-Ridder, Inc.
  6.875% due 03/15/29                                   1,288            1,051
Lincoln National Corp.
  7.250% due 05/15/05                                     450              446
  6.500% due 03/15/08                                     250              231
  7.000% due 03/15/18                                     600              536
Loral Corp.
  7.000% due 09/15/23                                     900              801
Lowes Cos., Inc.
  6.875% due 02/15/28                                   1,520            1,292
Lucent Technologies, Inc.
  6.450% due 03/15/29                                     875              679
Manufacturers & Traders Trust Co.
  7.000% due 07/01/05                                     525              513
Marsh & McLennan Cos., Inc.
  6.625% due 06/15/04                                     650              639
Martin Marietta Corp.
  7.000% due 03/15/11                                     325              297
Mattel, Inc.
  6.000% due 07/15/03                                     925              836
MCI WorldCom, Inc.
  6.950% due 08/15/28                                   1,300            1,142
Mercantile Bancorp
  7.050% due 06/15/04                                   1,000              993
Merck & Co., Inc.
 Series B
  5.760% due 05/03/37                                   1,575            1,568
Merrill Lynch & Co.
 Series 144
  6.965% due 10/01/03 (c)                               5,250            5,237
MidAmerican Energy Co.
  7.375% due 08/01/02 (MTN)                             1,750            1,751
Mirage Resorts, Inc.
  6.625% due 02/01/05                                     525              497
  6.750% due 02/01/08                                     325              294
Nabisco, Inc.
  6.375% due 02/01/35                                   1,000              945
National City Corp.
  5.750% due 02/01/09                                     340              298
  6.875% due 05/15/19                                     450              393
New England Telephone & Telegraph Co.
  7.875% due 11/15/29                                     430              438
News America Holdings, Inc.
  8.500% due 02/15/05                                     750              775
  8.875% due 04/26/23                                     575              584
  7.750% due 01/20/24                                     600              545
Noram Energy Corp.
  6.375% due 11/01/03 (c)                               3,000            2,942
Norfolk Southern Corp.
  7.050% due 05/01/37                                   1,050            1,043
Northwestern Bell Telephone Co.
  7.750% due 05/01/30                                     455              457
Norwest Corp.
 Series H
  6.750% due 06/15/07                                     150              144
Norwest Financial, Inc.
  6.250% due 11/01/02                                     425              421
  6.375% due 11/15/03                                     650              638
NRG Energy, Inc.
  7.500% due 06/01/09                                     680              657

                                                         Fixed Income I Fund 100

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

NYNEX Corp.
  9.550% due 05/01/10                                     456              492
Panamsat Corp.
  6.125% due 01/15/05                                     700              641
Pepsi Bottling Group, Inc.
 Series B
  7.000% due 03/01/29                                     500              460
Philip Morris Cos., Inc.
  7.000% due 07/15/05                                   1,700            1,635
  6.950% due 06/01/06                                     380              377
  7.650% due 07/01/08                                     395              386
Pitney Bowes Credit Corp.
  8.550% due 09/15/09                                     780              827
Praxair, Inc.
  6.850% due 06/15/05                                     880              854
Provident Cos., Inc.
  6.375% due 07/15/05                                     700              658
Qwest Communications International, Inc.
 Series B
  7.500% due 11/01/08                                   1,225            1,212
Qwest Corp.
  7.625% due 06/09/03                                   1,850            1,874
Raytheon Co.
  6.300% due 03/15/05                                   1,020              980
Resolution Funding Corp.
 Series A
  8.875% due 07/15/20                                   2,275            2,826
  8.625% due 01/15/21                                     880            1,102
  8.625% due 01/15/30                                     240              307
Safeway, Inc.
  7.000% due 09/15/02                                     900              900
  6.050% due 11/15/03                                     500              485
  7.250% due 09/15/04                                   1,075            1,072
Salomon Smith Barney Holdings, Inc.
 Series H
  6.960% due 06/23/03 (c)                               2,000            2,000
Sears Roebuck Acceptance Corp.
  7.030% due 06/04/03                                     800              798
  6.750% due 01/15/28                                     950              744
Security Capital Group, Inc.
  6.950% due 06/15/05                                     700              657
Simon Debartolo Group, L.P.
  6.750% due 06/15/05                                   1,250            1,187
Small Business Administration-SBIC
 Series 10B
  7.449% due 08/01/10                                     500              511
Southern California Edison Co.
  6.375% due 01/15/06                                     415              397
  6.650% due 04/01/29                                     500              417
Sprint Capital Corp.
  5.700% due 11/15/03                                     625              598
  6.125% due 11/15/08                                   1,100              977
  6.375% due 05/01/09                                     250              224
  6.900% due 05/01/19                                   1,385            1,173
Suntrust Banks, Inc.
  7.375% due 07/01/02                                     575              579
  6.250% due 06/01/08                                     160              148
  7.750% due 05/01/10                                     775              772
Temple Inland, Inc.
  7.250% due 09/15/04                                     575              571
Texaco Capital, Inc.
  9.750% due 03/15/20                                     225              276
  8.875% due 09/01/21                                     440              511
Texas Utilities Electric Co.
  8.250% due 04/01/04                                     625              648
Time Warner, Inc.
  7.975% due 08/15/04 (f)                                 450              461
  7.750% due 06/15/05                                     650              662
  6.875% due 06/15/18                                   1,050              960
  6.625% due 05/15/29                                     975              828
Times Mirror Co.
  7.450% due 10/15/09                                     475              472
Tosco Corp.
  8.125% due 02/15/30                                     375              381
Transamerica Finance Corp.
  7.250% due 08/15/02                                   1,300            1,301
TRW, Inc.
  6.625% due 06/01/04                                     875              841
  7.125% due 06/01/09                                     750              696
UBS PFD Funding Trust I
  8.622% due 10/29/49 (c)                                 525              531
Unilever Capital Corp.
  6.750% due 11/01/03                                   1,575            1,564
Union Carbide Corp.
  7.875% due 04/01/23                                     835              814
Union Oil Co.
  9.400% due 02/15/11                                     390              441
Union Pacific Corp.
  7.600% due 05/01/05                                     350              352
Union Pacific Railroad Trust Pass-thru
 Certificate
 Series 1996-A2
  7.060% due 05/15/03                                     450              444
United Technologies Corp.
  7.000% due 09/15/06                                     800              797
  8.750% due 03/01/21                                     445              492
US Bank National Association Minnesota
  6.729% due 12/19/01 (c)                               3,000            3,002
  5.625% due 11/30/05                                     750              700

101 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                   PRINCIPAL          MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

US West Communications, Inc.
  7.200% due 11/10/26                                   1,500            1,330
Viacom, Inc.
  7.875% due 07/30/30                                     375              381
Virginia Electric & Power Co.
  8.750% due 04/01/21                                     335              331
Wachovia Corp.
  6.800% due 06/01/05                                     280              276
Wal-Mart Stores, Inc.
  7.550% due 02/15/30                                   1,000            1,034
 Series 1994-B3
  8.800% due 12/30/14                                     360              405
Wells Fargo Co.
  6.625% due 07/15/04                                   1,500            1,479
  6.875% due 04/01/06                                     500              490
Westdeutsche Landesbank NY
  6.050% due 01/15/09                                     400              365
Westvaco Corp.
  6.850% due 11/15/04                                   1,200            1,177
Willamette Industries, Inc.
  7.850% due 07/01/26                                     750              742
Williams Cos., Inc.
  7.625% due 07/15/19                                     750              727
Wisconsin Central Transportation Corp.
  6.625% due 04/15/08                                   1,190            1,074
World Financial Properties Tower
 Series 1996 WBF-B
  6.910% due 09/01/13                                   1,207            1,169
Worldcom, Inc.
  6.920% due 11/26/01 (c)                               3,900            3,898
  8.000% due 05/15/06                                   1,665            1,713
Zurich Capital Trust I
  8.376% due 06/01/37                                     650              614
                                                                    ----------
                                                                       247,550
                                                                    ----------

EURODOLLAR BONDS - 2.3%
Asian Development Bank
  6.250% due 10/24/05                                     400              393
Australian Gas Light Co.
  6.400% due 04/15/08                                   1,350            1,244
Bank of Tokyo Mitsubishi, Ltd.
  8.400% due 04/15/10                                     568              576
Bear Stearns Co., Inc.
  7.035% due 03/18/05 (c)                               1,300            1,292
BSCH Issuances, Ltd.
  7.625% due 09/14/10                                   1,135            1,118
Deutsche Telekom International Finance
 BV Step Up Bond
  8.000% due 06/15/10 (c)                                 945              963
  8.250% due 06/15/30 (c)                                 775              791
HSBC Holdings PLC
  7.500% due 07/15/09                                   1,000            1,000
Koninklijke KPN
  8.000% due 10/01/10                                   1,050            1,026
Korea Development Bank
  7.375% due 09/17/04                                   1,555            1,519
Merita Bank, Ltd.
  7.150% due 12/29/49 (d)                                 250              247
  7.500% due 12/29/49 (d)                                 675              639
Nationsbank Corp.
  6.810% due 06/17/02 (c)                               3,000            3,001
Ontario, Province of
  7.375% due 01/27/03                                     450              456
Sanwa Finance Aruba AEC
  8.350% due 07/15/09                                   3,000            3,109
SCL Term Aereo Santiago SA
  6.950% due 07/01/12                                   3,000            2,762
Skandinaviska Enskilda Banken
  8.125% due 09/06/49 (d)                                 375              364
Telefonica Europe BV
  7.350% due 09/15/05                                     700              701
  7.750% due 09/15/10                                     650              653
  8.250% due 09/15/30                                     300              307
Vodafone Group PLC
 Series 144A
  6.859% due 12/19/01                                   1,400            1,401
  7.625% due 02/15/05                                   1,555            1,581
                                                                    ----------
                                                                        25,143
                                                                    ----------

MORTGAGE-BACKED SECURITIES - 44.7%
Chase Commercial Mortgage Securities
 Corp
 Series 1997-1 Class E
  7.370% due 12/19/07                                   1,800            1,712
 Series 2000-2 Class A2
  7.631% due 06/15/10                                   1,565            1,611
COMM Mortgage Trust
 Series 1999-1 Class A1
  6.145% due 02/15/08                                   2,635            2,562
Credit Suisse First Boston Mortgage
 Securities Corp.
 Series 1999-C1 Class A2
  7.290% due 09/15/09                                   1,880            1,898
 Series 2000-C1 Class A2
  7.545% due 04/15/10                                   3,500            3,590

                                                         Fixed Income I Fund 102

FIXED INCOME I FUND

                                                                October 31, 2000

                                                   PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

DLJ Commercial Mortgage Corp.
 Series 2000-CF1 Class A1B
  7.620% due 05/10/10                                     315              324
DLJ Mortgage Acceptance Corp.
 Series 1996-CF1 Class A1B
  7.580% due 02/12/06                                   2,000            2,023
Federal Home Loan Mortgage Corp. (b)
  6.000% 30 Year TBA Gold                              10,090            9,466
  7.000% 30 Year TBA Gold                               2,200            2,155
Federal Home Loan Mortgage Corp.
 Series 1997-81 Class PC
  5.000% due 04/18/27                                   1,500            1,371
 Series K Class 5
  7.760% due 05/01/12 (f)                                 850              854
Federal Home Loan Mortgage Corp.
 Participation Certificate
  6.500% due 2003                                         137              135
  7.000% due 2003                                           7                7
  5.500% due 2006                                       5,575            5,309
  7.000% due 2008                                         226              226
  6.500% due 2009                                         267              263
  8.000% due 2009                                          74               76
  6.000% due 2010                                         154              150
  6.500% due 2010                                          53               52
  7.000% due 2010                                       1,219            1,217
  7.500% due 2010                                         395              399
  8.000% due 2010                                         293              297
  6.000% due 2011                                       1,728            1,674
  7.000% due 2011                                         134              133
  7.500% due 2011                                          19               19
  6.000% due 2012                                         130              126
  7.500% due 2012                                         951              959
  6.000% due 2013                                         873              841
  6.000% due 2014                                       5,702            5,494
  6.500% due 2014                                         952              933
  7.500% due 2014                                         857              863
 12.000% due 2014                                         121              132
  7.500% due 2015                                         380              382
  9.000% due 2016                                         607              623
 12.500% due 2016                                          66               74
  9.000% due 2017                                          12               12
  9.000% due 2018                                         946              978
  9.000% due 2020                                         584              604
  6.500% due 2024                                       3,464            3,350
  7.500% due 2024                                          86               87
  6.500% due 2025                                         289              279
  8.000% due 2025                                         685              696
  8.500% due 2025                                         425              436
  9.000% due 2025                                         391              404
  9.000% due 2026                                           8                8
  6.905% due 2027 (c)                                     635              633
  8.500% due 2027                                       1,149            1,177
  6.000% due 2028                                         714              670
  6.500% due 2028                                       1,486            1,430
  6.000% due 2029                                       1,803            1,691
  6.500% due 2029                                      12,995           12,495
  6.500% due 2030                                         220              212
  7.500% due 2030                                       3,446            3,444
  7.813% due 2030                                         700              702
Federal National Mortgage Association (b)
  7.000% 15 Year TBA                                      810              805
  7.500% 15 Year TBA                                      425              428
  6.500% 30 Year TBA                                    2,160            2,075
  7.000% 30 Year TBA                                      625              612
  7.500% 30 Year TBA                                   50,000           49,931
Federal National Mortgage
 Association Pools
  8.000% due 2002                                         182              182
  7.000% due 2003                                         267              266
  7.500% due 2003                                         421              422
  8.000% due 2003                                          83               83
  6.500% due 2004                                         147              146
  8.000% due 2004                                          20               20
  8.000% due 2005                                           9                9
  7.200% due 2007                                         966              980
  7.125% due 2010                                       2,640            2,720
 10.500% due 2010                                           2                2
  6.500% due 2011                                         453              445
  7.000% due 2011                                         116              116
  8.000% due 2011                                          70               71
  6.500% due 2012                                         573              562
  6.000% due 2013                                       5,866            5,650
  6.500% due 2013                                       6,055            5,930
  5.500% due 2014                                       3,474            3,273
  6.500% due 2014                                       1,121            1,098
  6.500% due 2015                                       1,164            1,140
  7.000% due 2015                                         149              148
  7.500% due 2017                                          19               19
  8.000% due 2017                                          20               21
  9.000% due 2017                                         246              254
  7.500% due 2022                                          16               16
  7.500% due 2023                                          49               49
  7.500% due 2024                                       1,492            1,497
  8.000% due 2024                                       1,909            1,938
  8.500% due 2024                                         408              418
  7.000% due 2025                                         691              679
  7.500% due 2025                                         521              523
  8.500% due 2025                                         501              513
  7.000% due 2026                                         988              971
  7.500% due 2026                                          25               25
  7.000% due 2027                                         309              303
  7.500% due 2027                                         371              372

103 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------       ----------

  9.000% due 2027                                          13               13
  6.000% due 2028                                      24,171           22,669
  6.500% due 2028                                       2,670            2,567
  7.500% due 2028                                       1,165            1,168
  6.000% due 2029                                       3,841            3,602
  6.500% due 2029 (f)                                   8,067            7,751
  6.500% due 2029                                      25,427           24,449
  7.000% due 2029                                       1,549            1,517
  7.500% due 2029 (f)                                   2,860            2,856
  7.500% due 2029                                         992              990
  7.000% due 2030                                       1,592            1,560
  7.500% due 2030                                      11,573           11,555
  8.000% due 2030                                       5,221            5,285
  8.500% due 2030                                       2,858            2,921
Federal National Mortgage Association
 Series 1993-134 Class H
  6.500% due 08/25/08                                   1,930            1,865
Federal National Mortgage Association
 ACES
 Series 1997-M5 Class B
  6.650% due 08/25/07                                   1,720            1,695
 Series 1998-M1 Class A
  6.250% due 01/25/08                                   1,250            1,194
 Series 1999-M4 Class A
  7.354% due 12/25/09                                   1,995            2,004
 Series 2000-M1 Class A
  7.369% due 01/17/13 (c)                               1,806            1,849
Federal National Mortgage Association
 REMIC
 Series 1992-158 Class ZZ
  7.750% due 08/25/22                                     553              550
 Series 1997-55 Class ZA
  7.000% due 04/18/27                                   6,201            5,732
First Union Lehman Brothers Commercial
 Mortgage Trust
 Series 1997-C1 Class C
  7.440% due 04/18/07                                     950              951
First Union National Bank Commercial
 Mortgage Trust
 Series 2000-C1 Class A2
  7.841% due 03/15/10                                      95               99
GMAC Commercial Mortgage Securities,
 Inc.
 Series 1996-C1 Class A2A
  6.790% due 09/15/03                                   1,765            1,759
 Series 1997-C1 Class A3
  6.869% due 08/15/07                                     140              138
 Series 1999-C2 Class A1
  6.570% due 09/15/33                                   3,028            2,978
Government National Mortgage Association (b)
  6.000% 30 Year TBA                                    2,800            2,641
  6.500% 30 Year TBA                                   60,740           58,633
  7.000% 30 Year TBA                                    4,500            4,435
  7.500% 30 Year TBA                                    5,100            5,118
  8.000% 30 Year TBA                                   15,030           15,279
  8.500% 30 Year TBA                                      925              949
Government National Mortgage Association
  8.500% due 2005                                          22               22
  6.500% due 2008                                          65               65
  6.500% due 2009                                         479              475
  6.500% due 2010                                         123              122
  7.000% due 2011                                         120              120
  9.500% due 2016                                          71               74
  8.000% due 2017                                          66               68
  9.000% due 2017                                       1,776            1,864
  9.000% due 2020                                           3                3
 10.500% due 2020                                         449              489
 10.500% due 2021                                          64               69
  7.000% due 2022                                       1,324            1,310
  8.000% due 2022                                         253              258
  8.500% due 2022                                          31               32
  6.500% due 2023                                         616              598
  7.000% due 2023                                       6,401            6,329
  7.125% due 2023                                       1,471            1,485
  7.500% due 2023                                       5,288            5,321
  7.000% due 2024                                      15,489           15,310
  7.125% due 2024 (f)                                   1,472            1,486
  7.500% due 2024                                       1,882            1,892
  8.000% due 2024                                         713              726
  8.500% due 2024                                          93               95
  6.500% due 2026                                       2,925            2,827
  7.000% due 2026                                          26               25
  6.500% due 2027                                         112              108
  6.000% due 2028                                       4,297            4,055
  6.500% due 2028                                       1,899            1,833
  7.000% due 2028                                       3,326            3,278
  6.500% due 2029                                       1,722            1,654
  7.000% due 2029 (f)                                     989              974
  7.500% due 2029                                       1,223            1,227
  8.000% due 2029                                       8,923            9,072
  8.500% due 2029                                       1,152            1,182
  7.000% due 2030 (c)                                   3,474            3,480
  8.000% due 2030                                      10,211           10,380
  8.500% due 2030                                       3,279            3,363
Greenwich Capital Acceptance, Inc.
 Mortgage Pass-thru Certificate
 Series 1993 Class LB-1
  8.194% due 04/25/23 (c)(f)                              175              174

                                                         Fixed Income I Fund 104

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

GS Mortgage Securities Corp. II
 Series 1997-GL Class A2A
  6.940% due 07/13/30                                     107              106
Guaranteed Export Trust
 Series 1996-A
  6.550% due 06/15/04                                     520              518
Housing Securities, Inc.
 Series 1994-2 Class A1
  6.500% due 07/25/09                                     635              625
HSBC
 Series 2000-1 Class A3
  7.130% due 11/15/03                                   2,400            2,400
Keycorp
 Series 2000-C1 Class A2
  7.727% due 02/15/10                                     225              233
Mellon Residential Funding Corp.
 Series 2000-TBC1 Class A2B
  6.922% due 03/25/30                                   1,980            1,958
 Series 2000-TBC3 Class A1
  6.841% due 12/15/30 (c)                              13,251           13,250
Merrill Lynch Mortgage Investors, Inc.
 Series 1995-C2 Class D
  7.772% due 06/15/21 (c)                                 377              365
Merrill Lynch Mortgage Investors, Inc.
 Pass-Thru Certificates
 Series 1999-C1 Class A2
  7.560% due 09/15/09                                   2,280            2,342
Morgan Stanley Capital I
 Series 1999-CAM1 Class A3
  6.920% due 11/15/08                                     260              258
Morgan Stanley Dean Witter Capital I
 Series 2000-1345 Class A2
  7.459% due 09/03/10                                   4,690            4,777
 Series 2000-Prin Class A3
  7.360% due 05/23/09                                   2,010            2,030
 Series 2000-Prin Class A4
  7.490% due 01/23/15                                   1,700            1,724
 Series 2000-XLF Class A
  6.870% due 06/05/03 (c)                               1,296            1,296
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2B
  7.900% due 02/15/06                                     950              987
Nationslink Funding Corp.
 Series 1999-2 Class A1C
  7.030% due 01/20/08                                     629              631
Prudential Home Mortgage Securities Co.
 Series 1992-38 Class A8
  6.950% due 11/25/22                                   1,640            1,512
Residential Accredited Loans, Inc.
 Series 1996-QS1 Class A4
  6.900% due 01/25/26 (f)                                 269              268
Resolution Trust Corp.
 Series 1995 - C1 Class D
  6.900% due 02/25/27                                     900              883
Salomon Brothers Mortgage
 Securities VII
 Series 2000-C1 Class A1
  7.460% due 11/18/08                                     569              580
Salomon Brothers Mortgage Securities
 VII, Inc.
 Mortgage Pass-thru Certificate
 Series 1994-16 Class A
  9.089% due 11/25/24 (c)(f)                              413              420
Small Business Investment Cos.
 Series 1999-P10B Class 1
  7.540% due 08/10/09                                   4,295            4,401
TIAA Retail Commercial Mortgage Trust
 Series 1999-1 Class A
  7.170% due 04/15/08                                     101              101
Washington Mutual
 Series 2000-1R Class A
  6.780% due 07/26/03 (c)                                 656              654
                                                                    ----------
                                                                       482,906
                                                                    ----------

MUNICIPAL BONDS - 0.3%
New York State Dormitory
 Authority Revenue
 Series D
  4.750% due 02/15/25                                   4,000            3,498
                                                                    ----------

NON-US BONDS - 0.4%
Bundesrepublik Deutschland
 Series 00
  5.250% due 01/04/11                             EUR   2,700            2,295
Germany, Federal Republic of
 Series 99
  4.500% due 07/04/09                             EUR     300              242
 Series 00
  5.250% due 07/04/10                             EUR   2,600            2,208
                                                                    ----------
                                                                         4,745
                                                                    ----------

UNITED STATES GOVERNMENT AGENCIES - 5.8%
Federal Home Loan Bank
 Series I202
  6.450% due 03/13/02                                   2,625            2,614

105 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

 Series TV09
  5.790% due 04/27/09                                   3,980            3,719
 Series V703
  5.233% due 11/17/03                                   3,125            3,014
Federal Home Loan Mortgage Corp.
  7.375% due 05/15/03                                   3,625            3,703
  7.000% due 07/15/05                                     675              688
  5.750% due 03/15/09                                   5,000            4,696
  7.000% due 03/15/10                                   5,330            5,436
Federal National Mortgage Association
  6.625% due 01/15/02                                  10,155           10,176
  6.250% due 11/20/02                                   1,955            1,935
  5.750% due 04/15/03                                     215              212
  6.100% due 06/26/03                                     660              648
  6.010% due 07/17/03                                   2,000            1,965
  7.000% due 07/15/05                                     960              978
  6.940% due 03/19/07                                   1,550            1,518
  6.900% due 08/21/07                                   3,650            3,568
  6.500% due 04/29/09                                   9,095            8,660
  7.125% due 01/15/30                                     790              826
  7.250% due 05/15/30                                   1,050            1,116
  6.210% due 08/06/38                                     695              634
Government Backed Trust Certificates
 Series 1-C
  9.250% due 11/15/01                                     710              719
 Series T-3
  9.625% due 05/15/02 (f)                                 277              279
Tennessee Valley Authority
 Series A
  6.375% due 06/15/05                                     850              843
 Series E
  6.250% due 12/15/17                                   4,615            4,339
                                                                    ----------
                                                                        62,286
                                                                    ----------

UNITED STATES GOVERNMENT TREASURIES - 15.8%
United States Treasury Bond
 Principal Strip
  8.750% due 05/15/20                                   1,000              312
  8.000% due 11/15/21                                   7,090            2,030
United States Treasury Bonds
 10.750% due 05/15/03                                     585              649
 10.750% due 08/15/05                                   1,560            1,872
 10.375% due 11/15/09                                   2,130            2,453
 11.750% due 02/15/10                                   3,165            3,835
 12.750% due 11/15/10                                  16,650           21,447
 13.875% due 05/15/11                                   3,365            4,594
 14.000% due 11/15/11                                   1,590            2,225
 10.375% due 11/15/12                                   2,840            3,539
 12.000% due 08/15/13                                     235              321
 13.250% due 05/15/14                                   2,670            3,942
 12.500% due 08/15/14                                   2,385            3,426
 11.250% due 02/15/15                                   3,790            5,683
 10.625% due 08/15/15                                     245              355
  7.250% due 05/15/16                                     335              377
  7.500% due 11/15/16                                   1,105            1,273
  8.875% due 08/15/17                                   6,495            8,444
  9.125% due 05/15/18                                   1,400            1,867
  8.875% due 02/15/19                                  13,655           17,946
  8.750% due 08/15/20                                   1,600            2,102
  8.125% due 05/15/21                                     335              418
  8.000% due 11/15/21                                     100              124
  6.250% due 08/15/23                                     700              722
  6.000% due 02/15/26                                   2,400            2,407
  6.500% due 11/15/26                                     200              214
  6.625% due 02/15/27 (f)                               2,350            2,552
  6.375% due 08/15/27                                  21,045           22,180
  3.625% due 04/15/28                                     419              403
  5.500% due 08/15/28                                     300              282
  3.875% due 04/15/29                                   3,782            3,796
  6.250% due 05/15/30                                   6,725            7,162
United States Treasury Notes
  5.875% due 11/15/04                                      15               14
  7.875% due 11/15/04                                   6,325            6,774
  7.500% due 02/15/05                                      20               21
  5.625% due 02/15/06                                     160              159
  6.500% due 10/15/06                                   2,580            2,660
  3.375% due 01/15/07                                   2,180            2,124
  3.625% due 01/15/08                                   4,880            4,802
  5.625% due 05/15/08                                  14,690           14,483
  3.875% due 01/15/09                                     211              211
  6.000% due 08/15/09                                   9,840            9,938
                                                                    ----------
                                                                       170,138
                                                                    ----------

YANKEE BONDS - 2.3%
Abbey National PLC
  6.700% due 06/29/49 (d)                               2,700            2,434
African Development Bank
  9.750% due 12/15/03                                     425              458
  6.750% due 10/01/04                                     400              401
  6.875% due 10/15/15                                     775              753
  8.800% due 09/01/19                                     535              612
Alberta Energy Co., Ltd.
  8.125% due 09/15/30                                   1,210            1,218
Canadian National Railway Co.
  6.800% due 07/15/18                                     555              492
Carter Holt Harvey, Ltd.
  7.625% due 04/15/02                                     500              501
  8.875% due 12/01/04                                     350              367
Diageo Capital PLC
  6.125% due 08/15/05                                     550              529

                                                         Fixed Income I Fund 106

FIXED INCOME I FUND

                                                                October 31, 2000

                                                   PRINCIPAL           MARKET
                                                    AMOUNT             VALUE
                                                     (000)             (000)
                                                       $                 $
                                                  -----------       ----------

Hydro Quebec
 Series GH
  8.250% due 04/15/26                                     605              650
International American Development Bank
  6.950% due 08/01/26                                     425              431
Manitoba, Province of
 Series CD
  9.250% due 04/01/20                                     335              409
National Australia Bank, Ltd.
 Series A
  8.600% due 05/19/10                                     750              797
National Westminster Bank PLC
  7.375% due 10/01/09                                     800              788
  7.750% due 04/29/49 (d)                               1,250            1,212
New Brunswick, Province of
  7.125% due 10/01/02                                     500              504
  9.750% due 05/15/20                                     320              403
Newfoundland, Province of
 10.000% due 12/01/20                                     150              185
Noranda Forest, Inc.
  6.875% due 11/15/05                                     350              331
Nova Scotia, Province of
  9.125% due 05/01/21                                     685              795
Pemex Finance, Ltd.
  6.125% due 11/15/03                                   1,733            1,699
Quebec, Province of
  8.800% due 04/15/03                                   1,175            1,230
  7.500% due 09/15/29                                     375              380
 Series NN
  7.125% due 02/09/24                                   1,145            1,115
Royal Caribbean Cruises, Ltd.
  8.125% due 07/28/04                                     625              611
  7.250% due 03/15/18                                   1,300            1,009
Saskatchewan, Province of
  6.625% due 07/15/03                                     100              100
  8.000% due 07/15/04                                   1,290            1,343
Trans-Canada Pipelines, Ltd.
  7.150% due 06/15/06                                   1,000              988
Tyco International Group SA
  6.375% due 06/15/05                                     800              771
United News & Media PLC
  7.250% due 07/01/04                                   1,300            1,266
                                                                    ----------
                                                                        24,782
                                                                    ----------

TOTAL LONG-TERM INVESTMENTS
(cost $1,175,582)                                                    1,170,543
                                                                    ----------

OPTIONS PURCHASED - 0.0%
United States Treasury Bonds (e)*
 Dec 104.56 Call                                        1,500               46
 Dec 104.58 Call                                        1,500               47
 Feb 99.59 Call                                         3,150               52
 Mar 104.33 Call                                          900               38
 Dec 104.56 Put                                         1,500               10
 Dec 104.58 Put                                         1,500               12
United States Treasury Notes (e)*
 Jan 104.53 Call                                        1,075               31
                                                                    ----------

TOTAL OPTIONS PURCHASED
(cost $258)                                                                236
                                                                    ----------

                                                       NUMBER
                                                         OF
                                                       SHARES
                                                       ------
PREFERRED STOCKS - 0.2%
Banco Bilbao Vizcaya
 International - ADR (f)                               10,000              254
Credit Lyonnais Capital S.C.A. - ADR                   30,000              720
Equity Office Properties Trust
 Series B                                              28,000            1,237
                                                                    ----------

TOTAL PREFERRED STOCKS
(cost $2,485)                                                            2,211
                                                                    ----------

107 Fixed Income I Fund

FIXED INCOME I FUND

                                                                October 31, 2000

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                     (000)            (000)
                                                       $                $
                                                  -----------      -----------

SHORT-TERM INVESTMENTS - 3.5%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                                     37,791           37,791
                                                                    ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $37,791)                                                          37,791
                                                                    ----------

TOTAL INVESTMENTS - 112.1%
(identified cost $1,216,116)                                         1,210,781

OTHER ASSETS AND LIABILITIES,
NET, INCLUDING OPTIONS WRITTEN - (12.1%)                              (130,515)
                                                                    ----------

NET ASSETS - 100.0%                                                  1,080,266
                                                                    ==========

                                                      NOTIONAL           MARKET
                                                       AMOUNT             VALUE
                                                        (000)             (000)
OPTIONS WRITTEN                                           $                 $
                                                      --------           ------
United States Treasury Bonds*
 Jan 100.50 Call                                        1,075               67
 Mar 108.30 Call                                          900               19
 Dec 103.42 Put                                         5,550               29
 Jan 108.56 Put                                         1,075               29
 Feb 98.86 Put                                          3,150               29
 Mar 100.36 Put                                           900                5

United States Treasury Notes*
 Dec 100.14 Call                                       13,650               34
 Dec 103.42 Call                                        5,550               37
 Dec 100.14 Put                                        13,650               30
                                                                    ----------

Total Liability for Options Written
  (premiums received $267)                                                 279
                                                                    ==========

*    Each contract represents $100,000 notional value.
(a)  At amortized cost, which approximates market.
(b)  Forward commitment.
(c)  Adjustable or floating rate security.
(d)  Perpetual floating rate security.
(e)  Nonincome-producing security.
(f)  Held as collateral in connection with options written by the Fund.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
EUR - Euro dollar
USD - United States dollar


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                             UNREALIZED
CONTRACTS TO        IN EXCHANGE                             APPRECIATION
  DELIVER               FOR            SETTLEMENT          (DEPRECIATION)
   (000)               (000)              DATE                  (000)
------------        -----------        ----------          --------------
EUR    2,740        USD   2,403         11/13/00            $         78
EUR    2,740        USD   2,403         11/13/00                      77
USD      175        EUR     205         11/20/00                      (1)
USD      175        EUR     205         11/20/00                      (1)
                                                            ------------

                                                            $        153
                                                            ============

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund 108

FIXED INCOME I FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $1,216,116)  ...............................................    $ 1,210,781
Cash ..............................................................................................            160
Unrealized appreciation on forward foreign currency exchange contracts ............................            155
Receivables:
 Dividends and interest ...........................................................................         13,530
 Investments sold (regular settlement)  ...........................................................         41,110
 Investments sold (delayed settlement)  ...........................................................         48,403
 Fund shares sold .................................................................................          1,258
Prepaid expenses ..................................................................................              9
                                                                                                       -----------

   Total assets ...................................................................................      1,315,406

LIABILITIES
Payables:
 Investments purchased (regular settlement)  ...................................        $    29,172
 Investments purchased (delayed settlement)  ...................................            203,094
 Fund shares redeemed ..........................................................              2,178
 Accrued fees to affiliates ....................................................                316
 Other accrued expenses ........................................................                 99
Unrealized depreciation on forward foreign currency exchange contracts .........                  2
Options written, at market value (premiums received $267)  .....................                279
                                                                                        -----------

   Total liabilities ..............................................................................        235,140
                                                                                                       -----------

NET ASSETS ........................................................................................    $ 1,080,266
                                                                                                       ===========

NET ASSETS CONSIST OF:
Undistributed net investment income ...............................................................    $     8,544
Accumulated net realized gain (loss)  .............................................................        (26,821)
Unrealized appreciation (depreciation) on:
 Investments ......................................................................................         (5,335)
 Options written ..................................................................................            (12)
 Foreign currency-related transactions ............................................................            345
Shares of beneficial interest .....................................................................            520
Additional paid-in capital ........................................................................      1,103,025
                                                                                                       -----------

NET ASSETS ........................................................................................    $ 1,080,266
                                                                                                       ===========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($33,321,933 divided by 1,602,695 shares of $.01 par value
   shares of beneficial interest outstanding)  ....................................................    $     20.79
                                                                                                       ===========
 Class I ($902,895,502 divided by 43,427,994 shares of $.01 par value
   shares of beneficial interest outstanding)  ....................................................    $     20.79
                                                                                                       ===========
 Class Y ($144,048,750 divided by 6,927,235 shares of $.01 par value
   shares of beneficial interest outstanding)  ....................................................    $     20.79
                                                                                                       ===========

See accompanying notes which are an integral part of the financial statements.

109 Fixed Income I Fund

FIXED INCOME I FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                               TEN MONTHS ENDED       YEAR ENDED
                                                                               OCTOBER 31, 2000    DECEMBER 31, 1999
                                                                               ----------------    -----------------
INVESTMENT INCOME
 Interest ..................................................................           $ 59,109             $ 61,879
 Dividends from Money Market Fund ..........................................              4,273                5,216
 Dividends .................................................................                180                  338
                                                                                       --------             --------

   Total investment income .................................................             63,562               67,433
                                                                                       --------             --------

EXPENSES
 Advisory fees .............................................................              2,204                2,514
 Administrative fees .......................................................                409                  523
 Custodian fees ............................................................                547                  530
 Transfer agent fees .......................................................                242                  339
 Professional fees .........................................................                 78                   38
 Registration fees .........................................................                 72                  128
 Shareholder servicing fees - Class E ......................................                 72                   53
 Trustees' fees ............................................................                 12                    6
 Miscellaneous .............................................................                 51                   60
                                                                                       --------             --------

 Expenses before reductions ................................................              3,687                4,191
 Expense reductions ........................................................                (68)                  --
                                                                                       --------             --------

   Expenses, net ...........................................................              3,619                4,191
                                                                                       --------             --------

Net investment income ......................................................             59,943               63,242
                                                                                       --------             --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ...............................................................             (9,182)             (19,448)
 Options written ...........................................................                 (9)                 410
 Foreign currency-related transactions .....................................                545                   60
                                                                                       --------             --------
                                                                                         (8,646)             (18,978)
                                                                                       --------             --------

Net change in unrealized appreciation (depreciation) on:
 Investments ...............................................................             28,873              (54,674)
 Options written ...........................................................                140                 (192)
 Foreign currency-related transactions .....................................                202                  143
                                                                                       --------             --------
                                                                                         29,215              (54,723)
                                                                                       --------             --------

Net realized and unrealized gain (loss) ....................................             20,569              (73,701)
                                                                                       --------             --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................           $ 80,512             $(10,459)
                                                                                       ========             ========

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund 110

FIXED INCOME I FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                     TEN MONTHS ENDED      YEAR ENDED           YEAR ENDED
                                                                     OCTOBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                     ----------------   -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income ...........................................        $    59,943         $    63,242          $    54,878
 Net realized gain (loss)  .......................................             (8,646)            (18,978)              19,960
 Net change in unrealized appreciation (depreciation).............             29,215             (54,723)              (1,058)
                                                                          -----------         -----------          -----------

   Net increase (decrease) in net assets from operations .........             80,512             (10,459)              73,780
                                                                          -----------         -----------          -----------

DISTRIBUTIONS
 From net investment income
   Class E .......................................................             (1,607)             (1,388)                  --
   Class I .......................................................            (43,736)            (61,700)             (55,645)
   Class Y .......................................................             (7,332)                 --                   --
 From net realized gain
   Class I .......................................................                 --                (859)              (9,092)
                                                                          -----------         -----------          -----------

     Net decrease in net assets from distributions ...............            (52,675)            (63,947)             (64,737)
                                                                          -----------         -----------          -----------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions....            (34,883)            183,227              171,196

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................             (7,046)            108,821              180,239

NET ASSETS
 Beginning of period .............................................          1,087,312             978,491              798,252
                                                                          -----------         -----------          -----------
 End of period (including undistributed net investment
   income of $8,544 at October 31, 2000 and
   $548 at December 31, 1999)  ...................................        $ 1,080,266         $ 1,087,312          $   978,491
                                                                          ===========         ===========          ===========

See accompanying notes which are an integral part of the financial statements.

111 Fixed Income I Fund

FIXED INCOME I FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*       1999**
                                                          ---------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD ..................   $   20.30   $   21.25
                                                          ---------   ---------

INCOME FROM OPERATIONS
 Net investment income (a)  ...........................        1.07         .74
 Net realized and unrealized gain (loss)  .............         .40        (.81)
                                                          ---------   ---------

   Total income from operations .......................        1.47        (.07)
                                                          ---------   ---------

DISTRIBUTIONS
 From net investment income ...........................        (.98)       (.88)
                                                          ---------   ---------

NET ASSET VALUE, END OF PERIOD ........................   $   20.79   $   20.30
                                                          =========   =========

TOTAL RETURN (%)(b)  ..................................        7.36        (.32)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ............      33,322      35,950

 Ratios to average net assets (%)(c):
   Operating expenses, net ............................         .67         .66
   Operating expenses, gross ..........................         .68         .66
   Net investment income ..............................        6.31        5.79

 Portfolio turnover rate (%)  .........................      117.94      138.69

*    For the ten months ended October 31, 2000.
**   For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                         Fixed Income I Fund 112

FIXED INCOME I FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
                                                          2000*       1999        1998        1997        1996        1995
                                                       ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $    20.27  $    21.76  $    21.51  $    20.99  $    21.59  $    19.59
                                                       ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................          1.13        1.28        1.32        1.37        1.38        1.42
 Net realized and unrealized gain (loss)  .........           .39       (1.50)        .45         .54        (.62)       2.02
                                                       ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ...................          1.52        (.22)       1.77        1.91         .76        3.44
                                                       ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income .......................         (1.00)      (1.25)      (1.31)      (1.39)      (1.36)      (1.44)
 From net realized  gain ..........................            --        (.02)       (.21)         --          --          --
                                                       ----------  ----------  ----------  ----------  ----------  ----------

   Total distributions ............................         (1.00)      (1.27)      (1.52)      (1.39)      (1.36)      (1.44)
                                                       ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ....................    $    20.79  $    20.27  $    21.76  $    21.51  $    20.99  $    21.59
                                                       ==========  ==========  ==========  ==========  ==========  ==========


TOTAL RETURN (%)(b)(c) ............................          7.63       (1.04)       8.37        9.42        3.75       18.03

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........       902,895   1,051,362     978,491     798,252     662,899     638,317

 Ratios to average net assets (%)(c)(d):
   Operating expenses .............................           .40         .39         .39         .42         .42         .35
   Net investment income ..........................          6.59        6.05        6.03        6.54        6.57        6.82

 Portfolio turnover rate (%)  .....................        117.94      138.69      226.70      165.81      147.31      138.05

*    For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) Prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See Note 4.
(d)  The ratios for periods less than one year are annualized.

113 Fixed Income I Fund

FIXED INCOME I FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------


NET ASSET VALUE, BEGINNING OF PERIOD .............................   $    20.61
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ......................................          .81
 Net realized and unrealized gain (loss)  ........................          .37
                                                                     ----------

   Total income from operations ..................................         1.18
                                                                     ----------

DISTRIBUTIONS
 From net investment income ......................................        (1.00)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ...................................   $    20.79
                                                                     ==========

TOTAL RETURN (%)(b)  .............................................         5.89

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .......................      144,049

 Ratios to average net assets (%)(c):
   Operating expenses, net .......................................          .32
   Operating expenses, gross .....................................          .34
   Net investment income .........................................         6.63

 Portfolio turnover rate (%)  ....................................       117.94

*    For the period March 29, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Not annualized.
(c)  Annualized.

                                                         Fixed Income I Fund 114

FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of four managers, each employing a distinct approach to the Broad Market-Sector Rotation style.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

        DATES                  FIXED III - CLASS I ++          LB AGGREGATE **
      Inception*                     $ 10,000                      $ 10,000
         1993                        $ 11,031                      $ 10,802
         1994                        $ 10,591                      $ 10,406
         1995                        $ 12,124                      $ 12,034
         1996                        $ 12,955                      $ 12,738
         1997                        $ 14,150                      $ 13,870
         1998                        $ 15,120                      $ 15,165
         1999                        $ 15,370                      $ 15,246
         2000                        $ 16,340                      $ 16,359
      -----------                    --------                      --------
         Total                       $117,681                      $116,621
      ===========                    ========                      ========

                        Yearly periods ended October 31

FIXED INCOME III FUND - CLASS I                   FIXED INCOME III FUND - CLASS Y ++++++
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $10,631      6.31%               1 Year           $10,635      6.35%
5 Years          $13,478      6.14%(S)            5 Years          $13,483      6.15%(S)
Inception*       $16,340      6.53%(S)            Inception*       $16,346      6.54%(S)

FIXED INCOME III FUND - CLASS E ++++              LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-------------   ---------     ------              -------------   ---------      ------
1 Year           $10,612      6.12%               1 Year           $10,730      7.30%
5 Years          $13,439      6.08%(S)            5 Years          $13,594      6.33%(S)
Inception*       $16,294      6.49%(S)            Inception*       $16,359      6.56%(S)

115  Fixed Income III Fund

FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Fixed Income III Fund Class I, Class E and Class Y shares gained 6.75%, 6.55%, and 6.79%, respectively. This compared to a 7.83% return for the Lehman Brothers Aggregate Bond Index.

The Fund's wide variety of non-Treasury issues across many fixed-income sectors left it exposed to the general underperformance of corporate bonds, particularly high-yield issues. However, emerging markets issues were strong, particularly during much of the first and second quarters, and performance from mortgages also helped offset the lackluster performance of corporate issues.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.


TOP TEN ISSUERS
(as a percent of Total Investments)                         October 31, 2000

Government National Mortgage Association                         21.7%
Federal National Mortgage Association                            11.1
United States Treasury                                           9.7
Federal Home Loan Mortgage Corp.                                 8.3
Ford Motor Credit Co.                                            2.8
Lehman Brothers Holdings                                         1.2
Ford Credit Auto Owner Trust                                     1.1
Sprint Capital Corp.                                             1.0
Citicorp                                                         1.0
Goldman Sachs Group, Inc.                                        0.9

PORTFOLIO CHARACTERISTICS
                                                            October 31, 2000

Weighted Average Quality Diversification                             AA
Weighted Average Years-to-Maturity                           10.4 Years
Weighted Average Duration                                     5.3 Years
Current Yield (SEC 30-day standardized)
 Class I                                                           6.6%
 Class E                                                           6.4%
 Class Y                                                           6.7%
Number of Issues                                                    759
Number of Issuers                                                   538


MONEY MANAGERS                                                   STYLE

Lazard Asset Management                             Broad Market-Sector
                                                     Rotation
Miller Anderson & Sherrerd, LLP                     Broad Market-Sector
                                                     Rotation
Pacific Investment Management Co.                   Broad Market-Sector
                                                     Rotation
Standish, Ayer & Wood, Inc.                         Broad Market-Sector
                                                     Rotation



The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Fixed Income III Fund Class I assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Fixed Income III Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Fixed Income III Fund Class I performance has been linked with Class Y to provide historical perspective.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Fixed Income III Fund 116

FIXED INCOME III FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                     PRINCIPAL        MARKET
                                       AMOUNT          VALUE
                                       (000)           (000)
                                         $               $
                                     -----------      --------
LONG-TERM INVESTMENTS -114.5%
ASSET-BACKED SECURITIES - 5.9%
Advanta Business Card Master Trust
 Series 2000-B Class C
 7.872% due 01/20/06 (b)                     680           680
AFC Home Equity Loan Trust
 Series 2000-2 Class 2A
 6.920% due 06/25/30 (b)                   2,873         2,878
Ameriquest Mortgage Securities, Inc.
 Series 2000-2 Class A
 6.920% due 07/15/30 (b)                   1,449         1,450
Arcadia Automobile
 Receivables Trust
 Series 1997-D Class A3
 6.200% due 05/15/03                         190           190
Associates Automobile
 Receivables Trust
 Series 2000-1 Class M
 7.510% due 05/15/05                         420           428
Caterpillar Financial Asset Trust
 Series 1999-A Class A2
 5.900% due 03/25/02                          94            94
Centex Home Equity
 Series 1999-2 Class A1
 5.910% due 04/25/19                         195           193
Chevy Chase Automobile
 Receivables Trust
 Series 1997-4 Class A
 6.250% due 06/15/04                         343           341
 Series 2000-1 Class A4
 7.470% due 07/15/05                         410           417
Citibank Credit Card
 Issuance Trust
 Series 2000-C1 Class C1
 7.450% due 09/15/07                         450           446
 Series 2000-C2 Class C2
 7.310% due 09/15/07 (b)                     390           392
Conseco Finance
 Series 1999-H Class AF1
 6.450% due 12/15/29                         214           213
 Series 2000-B Class AF1
 6.940% due 11/15/14 (b)                     322           322
Conseco Finance
 Securitizations Corp.
 Series 2000-1 Class A1
 6.840% due 05/01/31                         317           316
Contimortgage Home Equity
 Loan Trust
 Series 1996-4 Class A8
 7.220% due 01/15/28                         105           104
Cross Country Master Credit
 Card Trust II
 Series 1999-1 Class A
 7.121% due 06/15/06 (b)                     400           400
Daimler-Benz Automobile
 Grantor Trust
 Series 1997-A Class A
 6.050% due 03/31/05                         233           232
Daimler-Benz Vehicle Trust
 Series 1998-A Class A3
 5.160% due 01/20/03                         484           481
DaimlerChrysler Automobile Trust
 Series 2000-C Class A3
 6.820% due 09/06/04                       1,325         1,328
Dealer Automobile
 Receivables Trust
 Series 2000-1 Class A4
 7.120% due 03/15/05 (b)                     435           438
Delta Funding Home Equity
 Loan Trust
 Series 1998-4 Class A4F
 6.340% due 04/15/26                       1,250         1,178
Discover Card Master Trust I
 Series 1998-7 Class A
 5.600% due 05/16/06                         280           271
DR Structured Finance Corp.
 Series 1994-K1, Class A-1
 7.600% due 08/15/07                          65            54
Duck Automobile Grantor Trust
 Step-Up Bond
 Series 1999-B Class A
  6.450% due 04/15/04 (b)                    123           123
EQCC Home Equity Loan Trust
 Series 1999-1 Class A1F
 5.770% due 05/20/10                         241           239
 Series 1999-2 Class A1F
 6.050% due 01/25/10                         282           279
 Series 1999-3 Class A1F
 6.548% due 04/25/10                         499           494
First USA Credit Card Master Trust
 Series 1997-10 Class A
 6.710% due 09/17/03 (b)                     425           425

117 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Ford Credit Automobile Owner Trust
 Series 1998-B Class A3
 5.850% due 10/15/01                         142           142
 Series 1999-B Class A3
 5.470% due 09/15/01                         130           130
 Series 1999-B Class A4
 5.800% due 06/15/02                         800           796
 Series 1999-C Class A3
 5.770% due 11/15/01                         259           259
 Series 1999-D Class A3
 6.200% due 04/15/02                         439           438
Green Tree Financial Corp.
 Series 1998-1 Class A2
 5.850% due 11/01/29                          65            65
 Series 1999-C Class A1
 5.990% due 07/15/30                         102           102
Green Tree Lease Finance LLC
 Series 1997-1 Class A3
 6.170% due 09/20/05                          82            82
Greenpoint Manufactured Housing
 Series 1999-5 Class A1
 6.750% due 04/15/11                         277           276
Greenwich Capital Acceptance, Inc.
 Series 1994 Class A-1
 9.476% due 11/25/24 (b)                       9             9
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1998-2 Class A1
 5.770% due 09/16/02                          59            59
 Series 1999-2 Class A1
 5.840% due 10/15/03                         346           343
 Series 1999-3 Class A1
 6.220% due 02/15/04                         207           206
Household Home Equity Loan Trust
 Series 1999-1 Class A1
 6.830% due 12/20/16 (b)                     199           198
MBNA Master Credit Card Trust
 Series 2000-E Class A
 7.800% due 10/15/12                         305           322
 Series 2000-E Class B
 8.150% due 10/15/12 (b)                     625           666
MMCA Automobile Owner Trust
 Series 1999-2 Class A1
 6.300% due 06/15/02                         193           193
 Series 2000-1 Class A4
 7.080% due 02/15/05 (b)                     460           465
Nissan Automobile Receivables
 Grantor Trust
 Series 1998-A Class A
 5.450% due 04/15/04                         323           320
 Series 2000-A Class A2
 6.730% due 05/15/02                         455           455
Peco Energy Transition Trust
 Series 2000-A Class A3
 7.630% due 03/01/10 (b)                     525           538
Premier Automobile Trust
 Series 1998-5 Class A3
 5.070% due 07/08/02                         272           271
 Series 1999-2 Class A2
 5.280% due 11/08/01                          86            86
 Series 1999-3 Class A2
 5.820% due 02/08/02                         184           184
Sears Credit Account Master Trust
 Series 1998-2 Class A
 5.250% due 10/16/08                         400           384
 Series 1999-1 Class A
 5.650% due 03/17/09                       1,525         1,479
Student Loan Marketing Association
 Series 1996-4 Class A1
 6.718% due 07/25/04 (b)                   1,062         1,057
 Series 1997-3 Class A1
 6.838% due 04/25/06 (b)                   1,363         1,358
USAA Automobile Loan
 Grantor Trust
 Series 1997-1 Class A
 6.000% due 05/15/04                         266           264
Vanderbilt Mortgage & Finance, Inc.
 Series 1998-C Class 1A6
 6.750% due 10/07/28 (c)                   1,000           883
WFS Financial Owner Trust
 Series 1998-C Class A3
 5.650% due 11/20/02 (b)                   1,947         1,941
                                                  ------------
                                                        28,377
                                                  ------------

CORPORATE BONDS AND NOTES - 31.8%
Abitibi-Consolidated Finance
 7.875% due 08/01/09                         402           380
Adelphia Business Solutions
 12.000% due 11/01/07                        115            52
Adelphia Communications Corp.
 7.875% due 05/01/09                          55            43
 9.375% due 11/15/09                         306           261
 10.875% due 10/01/10                        930           874
Advantica Restaurant Group, Inc.
 11.250% due 01/15/08                        105            51
Agrilink Foods, Inc.
 11.875% due 11/01/08                         75            54

                                                       Fixed Income III Fund 118

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Ahold Finance USA, Inc.
 6.250% due 05/01/09                         850           754
 8.250% due 07/15/10                          85            86
 6.875% due 05/01/29                         275           227
Albertson's, Inc.
 7.450% due 08/01/29                         370           331
Alcoa, Inc.
 7.375% due 08/01/10                          85            85
Allied Waste North America, Inc.
 Series B
 7.375% due 01/01/04                         325           296
 10.000% due 08/01/09                         75            64
Alpha Wind Frn Reinsur
 11.320% due 05/23/01                        250           255
American Airlines, Inc.
 9.710% due 01/02/07                         279           290
 Series 90-P
 10.600% due 03/04/09                      1,013         1,127
American General Institutional
 Capital
 Series B
 8.125% due 03/15/46                       1,045           975
American Standard, Inc.
 8.250% due 06/01/09                          60            88
 7.625% due 02/15/10                         500           465
AMR Corp.
 9.950% due 03/07/01                       1,000         1,009
Amresco, Inc.
 Series 98-A
 9.875% due 03/15/05                         575           311
Amtrol, Inc.
 10.625% due 12/31/06                         40            34
Anchor Gaming
 9.875% due 10/15/08                         400           404
Anthem Insurance Company, Inc.
 9.125% due 04/01/10                         370           342
Aramark Corp.
 6.750% due 08/01/04                       1,365         1,215
Arco Chemical Co.
 9.800% due 02/01/20                          55            53
AT&T Corp.
 6.500% due 03/15/29                         340           267
Avon Products Inc.
 7.150% due 11/15/09                         409           393
AXA Financial, Inc.
 7.000% due 04/01/28                         530           468
Banc One Corp.
 7.625% due 10/15/26                         340           319
 8.000% due 04/29/27                          90            87
Banesto Delaware, Inc.
 8.250% due 07/28/02                       1,000         1,020
Bank of America Corp.
 6.680% due 03/05/01 (b)                   5,000         4,999
Bank United Corp.
 8.875% due 05/01/07                       1,050         1,035
BankBoston NA
 6.375% due 04/15/08                         290           270
Beckman Coulter, Inc.
 7.450% due 03/04/08                         150           139
BellSouth Telecommunications, Inc.
 6.375% due 06/01/28                         430           363
Beneficial Corp.
 7.025% due 04/01/02 (b)                   2,000         2,000
BNP Paribas Capital Trust
 9.003% due 06/30/49 (e)                     255           254
Budget Group, Inc.
 9.125% due 04/01/06                          25            10
Buhrmann US, Inc.
 12.250% due 11/01/09                         55            56
Building One Services Corp.
 10.500% due 05/01/09                         85            63
Canadian National Railway Co.
 6.900% due 07/15/28                         425           368
Charter Communications
 Holdings, LLC
 8.250% due 04/01/07                         575           515
 8.625% due 04/01/09                          30            27
Chase Manhattan Corp.
 7.000% due 11/15/09                         320           308
Chesapeake Energy
 9.625% due 05/01/05                          40            40
Chevy Chase Automobile Receivables
 5.970% due 10/20/04                         197           196
Chrysler Financial Corp., LLC
 Series R
 6.784% due 03/10/03 (b)                     800           806
Cincinnati Financial Corp.
 6.900% due 05/15/28                       1,000           867
Citibank Mxn Linked Deposit
 Zero Coupon due 12/03/01                     35            42
Citicorp
 6.850% due 08/13/02 (b)                   2,000         1,999
 6.375% due 11/15/08                         851           801
Citigroup, Inc.
 7.250% due 10/01/10                         430           427
Clear Channel Communications
 7.650% due 09/15/10                       1,590         1,561
Cleveland Electric Illumination Co.
 7.430% due 11/01/09                         325           318

119 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Cleveland Electric/Toledo Edison
 Series B
 7.670% due 07/01/04                         125           126
CMS Energy Corp.
 9.875% due 10/15/07                         350           348
 7.500% due 01/15/09                         220           192
Coastal Corp.
 7.750% due 06/15/10                         900           914
Colo.Com
 Series UNIT
 13.875% due 03/15/10                         15            11
Columbia Healthcare Corp.
 7.500% due 12/15/23                         530           444
Columbia/HCA Healthcare Corp.
 8.020% due 08/05/02                       2,000         1,975
Compaq Computer Corp.
 7.650% due 08/01/05                         575           571
Comstock Res., Inc.
 11.250% due 05/01/07                         42            44
Conmed Corp.
 9.000% due 03/15/08                         300           240
Conoco, Inc.
 6.950% due 04/15/29                         460           426
Continental Airlines, Inc.
 Pass-thru Certificate
 Series 1999-1 Class A
 6.545% due 02/02/19                          63            58
Courtyard Marriott II, Ltd.
 Series B
 10.750% due 02/01/08                         60            60
Covad Communications Group, Inc.
 Series B
 12.000% due 02/15/10                         20             9
Crescent Real Estate Equities
 7.000% due 09/15/02 (b)                     850           796
 7.500% due 09/15/07 (b)                     425           357
Crompton Corp.
 8.500% due 03/15/05                         450           433
Crown Castle International Corp.
 10.750% due 08/01/11                         50            51
CSC Holdings, Inc.
 7.875% due 12/15/07                         250           242
 7.250% due 07/15/08                         305           279
 Series B
 8.125% due 08/15/09                         150           147
CSX Corp.
 6.800% due 12/01/28                       1,050           880
DaimlerChrysler North
 America Holding Corp.
 7.400% due 01/20/05                       1,325         1,329
 8.000% due 06/15/10                         165           168
Dayton Superior Corp.
 13.000% due 06/15/09                         18            18
Delphi Automotive Systems Corp.
 7.125% due 05/01/29                         105            88
Delta Air Lines, Inc.
 7.700% due 12/15/05                         550           530
 8.300% due 12/15/29                         650           553
 Series C
 6.650% due 03/15/04                       2,000         1,903
Deutsche Bank Ltd.
 17.400% due 08/01/01                         90            88
Dominion Resources, Inc.
 Series A
 8.125% due 06/15/10                         425           438
Dow Chemical Co.
 7.375% due 11/01/29                         165           159
Dynegy, Inc.
 7.450% due 07/15/06                         406           403
Echostar Broadband Corp.
 10.375% due 10/01/07                         30            30
Echostar DBS Corp.
 9.375% due 02/01/09                          18            18
El Paso Energy Corp.
 Series B
 6.625% due 07/15/01                       4,000         3,977
Enron Corp.
 7.110% due 09/10/01 (b)                   3,000         3,000
 7.875% due 06/15/03                         750           765
EOP Operating, LP
 6.500% due 01/15/04                         975           945
 7.500% due 04/19/29                         410           362
Exide Corp.
 2.900% due 12/15/05                         625           266
Exodus Communications, Inc.
 11.250% due 07/01/08                         75            69
 11.375% due 07/15/08                         65            51
 11.625% due 07/15/10                        505           472
Extendicare Health Services, Inc.
 9.350% due 12/15/07                         900           486
Federated Department Stores, Inc.
 8.500% due 06/01/10                          40            39
 7.000% due 02/15/28                         330           245
 6.900% due 04/01/29                          85            62
Finova Capital Corp.
 6.750% due 03/09/09                         425           238
First Security Corp.
 5.875% due 11/01/03                       3,000         2,891
First Union Corp.
 6.950% due 11/01/04                         394           388

                                                       Fixed Income III Fund 120

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

FleetBoston Financial Corp.
 7.250% due 09/15/05                         725           729
 7.375% due 12/01/09                         400           395
Florida Windstorm Underwriting
 7.125% due 02/25/19                         470           447
Foamex LP
 13.500% due 08/15/05                         20            16
 9.875% due 06/15/07                          50            37
Ford Motor Co.
 7.450% due 07/16/31                         215           198
Ford Motor Credit Co.
 6.806% due 02/13/03                       2,000         1,991
 6.850% due 03/17/03                       5,000         4,978
 6.890% due 05/21/04 (b)                   3,000         3,007
 6.700% due 07/16/04                       1,425         1,396
 7.500% due 03/15/05                         650           652
 5.800% due 01/12/09                         400           351
 7.375% due 10/28/09                         730           709
Fort James Corp.
 6.625% due 09/15/04                         275           262
Fred Meyer, Inc.
 7.450% due 03/01/08                         200           194
Fugi JGB Investment, LLC
 9.870% due 12/31/49 (e)                     450           430
Generac Portable Products, LLC
 11.250% due 07/01/06                         30            12
General Electric Capital Corp.
 Series A
 7.375% due 01/19/10                         375           386
General Motors Acceptance Corp.
 7.750% due 01/19/10                         130           130
GEO Specialty Chemicals, Inc.
 10.125% due 08/01/08                         35            27
Global Crossing Holdings, Ltd.
 9.625% due 05/15/08                         750           716
Globix Corp.
 12.500% due 02/01/10                         20            13
Gold Eagle Capital, Ltd.
 12.198% due 04/15/01 (b)                    250           250
Golden State Holdings
 7.125% due 08/01/05                       1,215         1,130
Goldman Sachs Group, Inc.
 6.920% due 02/22/02 (b)                   5,000         5,007
 7.625% due 08/17/05                         100           101
 Series B
 7.350% due 10/01/09                         650           635
GS Escrow Corp.
 7.000% due 08/01/03                       1,100         1,050
GTE Corp.
 6.940% due 04/15/28                         400           364
GTE North, Inc.
 6.900% due 11/01/08                         165           161
Halyard Re BV
 12.779% due 04/05/02 (b)                    250           247
Hanger Orthopedic Group
 11.250% due 06/15/09                         35            24
Hartford Financial Services
 Group Inc.
 7.900% due 06/15/10                         130           133
Hartford Life, Inc.
 7.650% due 06/15/27                         210           200
HCA - The Healthcare Co.
 8.750% due 09/01/10                         150           152
Healthsouth Corp.
 10.750% due 10/01/08                         80            81
High Voltage Engineering
 10.500% due 08/15/04                         35            23
HMH Properties, Inc.
 Series A
 7.875% due 08/01/05                         135           128
Holley Performance Products, Inc.
 Series B
 12.250% due 09/15/07                         45            26
Horseshoe Gaming Holding Corp.
 8.625% due 05/15/09                         900           878
Household Finance Corp.
 7.875% due 03/01/07                         395           402
 5.875% due 02/01/09                         465           415
Huntsman ICI Holdings
 Zero Coupon due 12/31/09                    500           168
Imperial Capital Trust I
 Series B
 9.980% due 12/31/26                         250           205
Intermedia Communications, Inc.
 8.600% due 06/01/08                         230           215
 Series B
 8.500% due 01/15/08                         215           201
International Paper Co.
 8.000% due 07/08/03                         350           355
Interpool Capital Trust
 Series B
 9.875% due 02/15/27                         355           202
IPC Magazines Group PLC
 9.625% due 03/15/08                          40            49
IT Group, Inc.
 Series B
 11.250% due 04/01/09                        140           119
ITC Deltacom, Inc.
 11.000% due 06/01/07                         20            17
 9.750% due 11/15/08                          40            32

121 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

John Hancock Mutual Life
 Insurance Co.
 7.375% due 02/15/24                         280           261
John Q. Hammons Hotels
 8.875% due 02/15/04                          50            47
Jostens, Inc.
 12.750% due 05/01/10                         20            20
K Mart Funding Corp.
 Series F
 8.800% due 07/01/10                         160           142
Kaufman and Broad Home Corp.
 7.750% due 10/15/04                         325           304
Kroger Co.
 7.250% due 06/01/09                         650           624
 8.050% due 02/01/10                         550           555
 8.000% due 09/15/29                         375           358
LCI International, Inc.
 7.250% due 06/15/07                         710           697
Lear Corp.
 Series B
 7.960% due 05/15/05                       1,200         1,117
Lehman Brothers Holdings Corp.
 6.625% due 04/01/04                         275           267
 6.800% due 11/30/06 (b)                   2,662         2,476
 8.250% due 06/15/07                       1,255         1,281
 Series E
 7.715% due 04/02/02                       3,000         3,024
Lenfest Communications, Inc.
 8.375% due 11/01/05                         260           270
Lesotho Highlands Water
 13.000% due 09/15/10                        850           105
Level 3 Communications, Inc.
 11.000% due 03/15/08                        165           149
 9.125% due 05/01/08                          90            73
 11.250% due 03/15/10                         95            86
 Step Up Bond
 Zero Coupon due 03/15/10 (b)              1,325           656
Liberty Media Corp.
 8.500% due 07/15/29                         400           366
Litton Industries, Inc.
 8.000% due 10/15/09                         525           533
Lockheed Martin Corp.
 8.200% due 12/01/09                         400           416
 8.500% due 12/01/29                         315           337
Lodgenet Entertainment Corp.
 10.250% due 12/15/06                         45            45
Lodgian Financing Corp.
 12.250% due 07/15/09                         75            69
Louisiana Land and Exploration Co.
 7.650% due 12/01/23                         398           389
Lowes Cos., Inc.
 6.875% due 02/15/28                         185           157
 6.500% due 03/15/29                         150           122
Lucent Technologies, Inc.
 6.450% due 03/15/29                         325           252
Lyondell Chemical Co.
 10.875% due 05/01/09                         35            34
Mandalay Resort Group
 10.250% due 08/01/07                         75            77
MCI WorldCom, Inc.
 6.950% due 08/15/28                         510           448
McLeodUSA, Inc.
 8.125% due 02/15/09                         775           670
 Step Up Bond
 Zero Coupon due 03/01/07 (b)                775           636
Merrill Corp.
 Series B
 12.000% due 05/01/09                         40            24
Merrill Lynch & Co., Inc.
 6.375% due 10/15/08                       3,000         2,819
 6.875% due 11/15/18                         505           456
Metromedia Fiber Network, Inc.
 10.000% due 12/15/09                         30            27
 Series B
 10.000% due 11/15/08                        675           601
MGM Grand, Inc.
 9.750% due 06/01/07                          80            83
MGM Mirage, Inc.
 8.500% due 09/15/10                         350           346
Mohegan Tribal Gaming Authority
 8.125% due 01/01/06                         235           227
 8.750% due 01/01/09                         175           171
Morgan Stanley Dean Witter & Co.
 7.750% due 06/15/05                         700           716
Motorola, Inc.
 6.500% due 11/15/28                         120           100
Namazu Re, Ltd.
 11.180% due 12/02/04 (b)                    250           246
NATG Holdings, LLC
 Series B
 12.750% due 02/01/10                        107            98
National City Corp.
 6.875% due 05/15/19                         375           328
Neff Corp.
 10.250% due 06/01/08                         45            20
News America Holdings, Inc.
 8.875% due 04/26/23                         250           254
News America, Inc.
 7.125% due 04/08/28                         225           187
 7.300% due 04/30/28                         160           136

                                                       Fixed Income III Fund 122

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Nextel Communications, Inc.
 10.750% due 11/15/08                      1,070           936
 9.375% due 11/15/09                          95            92
 Step Up Bond
 Zero Coupon due 09/15/07 (b)                645           514
 Zero Coupon due 02/15/08 (b)                305           228
Nextlink Communications, Inc.
 10.750% due 06/01/09                         25            22
 Step Up Bond
 Zero Coupon due 04/15/08 (b)                575           322
Niagara Mohawk Power Corp.
 Series F
 7.625% due 10/01/05                         435           438
Norfolk Southern Corp.
 7.800% due 05/15/27                         325           313
North American Van Lines, Inc.
 13.375% due 12/01/09                         60            53
Official Information Co.
 Series B
 10.375% due 11/01/07                         30            27
Oil Purchase Co.
 7.100% due 04/30/02                         133           125
Orion Power Holdings, Inc.
 12.000% due 05/01/10                         40            42
Paine Webber Group, Inc.
 6.450% due 12/01/03                         400           394
 6.375% due 05/15/04                         350           342
Panamsat Corp.
 6.125% due 01/15/05                         775           709
Park Place Entertainment Corp.
 9.375% due 02/15/07                         150           151
Paxson Communications Corp.
 11.625% due 10/01/02                        450           460
Penhall International Corp.
 12.000% due 08/01/06                        100            91
Petro Stopping Centers
 10.500% due 02/01/07                        125           106
Pharmacia Corp.
 6.600% due 12/01/28                         370           324
Phoenix Color Corp.
 10.375% due 02/01/09                         40            33
Pinnacle Partners
 8.830% due 08/15/04                       1,100         1,111
Plains Resources, Inc.
 Series B
 10.250% due 03/15/06                          5             5
 Series E
 10.250% due 03/15/06                         45            45
PNC Funding Corp.
 7.500% due 11/01/09                         370           366
Precision Partners, Inc.
 12.000% due 03/19/09                         10             6
Premier Parks, Inc.
 9.750% due 06/15/07                         425           396
 Step Up Bond
 Zero Coupon due 04/01/08 (b)                350           230
Procter & Gamble Co.
 6.600% due 12/15/04                         485           483
Prudential Insurance Co. of America
 6.875% due 04/15/03                         700           697
 6.375% due 07/23/06                         235           222
PSEG Energy Holdings, Inc.
 9.125% due 02/10/04                         175           179
Psinet, Inc.
 10.500% due 12/01/06                        135            74
 11.500% due 11/01/08                         35            18
Public Service Co. New Mexico
 7.100% due 08/01/05                         500           489
PX Escrow Corp.
 Step Up Bond
 Zero Coupon due 02/01/06 (b)                925           315
Qwest Corp.
 7.200% due 11/01/04                         625           621
Railworks Corp.
 11.500% due 04/15/09                         90            27
Raytheon Co.
 8.200% due 03/01/06                         200           207
 8.300% due 03/01/10                         400           419
 Series 144A
 8.300% due 03/01/10                         125           131
RBF Finance Co.
 11.000% due 03/15/06                         25            29
Regional Independent Media
 12.875% due 07/01/08 (b)                     45            51
Rent-A-Center, Inc.
 11.000% due 08/15/08                         65            64
Republic Services, Inc.
 7.125% due 05/15/09                         250           224
Resolution Funding Corp.
 Principal Strip
 6.340% due 01/15/21                         964           273
Rockwell International Corp.
 6.700% due 01/15/28                         135           113
Rose Hills Corp.
 9.500% due 11/15/04                         475           277
Sabreliner Corp.
 11.000% due 06/15/08                         35            29
Saks, Inc.
 7.375% due 02/15/19                         260           149

123 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Salomon, Inc.
 6.356% due 11/28/00                          35            36
 6.000% due 12/03/02 (b)                      45            45
Scotts Co.
 8.625% due 01/15/09                         375           360
Seagate Technology, Inc.
 7.450% due 03/01/37                         680           701
Small Business Administration-SBIC
 Series 10B
 7.449% due 08/01/10                         500           511
Smithfield Foods, Inc.
 7.625% due 02/15/08                         275           250
Spectrasite Holdings, Inc.
 Step Up Bond
 Series B
 Zero Coupon due 03/15/10 (b)                100            49
Spieker Properties, L.P.
 6.950% due 12/15/02                         500           496
Sprint Capital Corp.
 6.500% due 11/15/01                       5,000         4,964
 6.375% due 05/01/09                         400           358
 6.875% due 11/15/28                         781           638
State Street Corp.
 7.650% due 06/15/10                         175           178
Station Casinos, Inc.
 10.125% due 03/15/06                         85            85
 9.750% due 04/15/07                          75            75
 9.875% due 07/01/10                         250           250
Sterling Chemicals Holdings, Inc.
 Step Up Bond
 Zero Coupon due 08/15/08 (b)                 25             7
Sterling Chemicals, Inc.
 Series A
 11.250% due 04/01/07                         20            11
Sun Microsystems, Inc.
 7.650% due 08/15/09                         140           141
Tekni-Plex, Inc.
 12.750% due 06/15/10                         75            68
Tenet Healthcare Corp.
 7.875% due 01/15/03                          50            50
 6.000% due 12/01/05                         650           566
 9.250% due 09/01/10                         175           183
Time Warner, Inc.
 7.975% due 08/15/04                         375           384
 7.750% due 06/15/05                         275           280
 6.625% due 05/15/29                       1,535         1,303
Times Mirror Co.
 7.450% due 10/15/09                         400           397
Tokai Preferred Capital Co. LLC
 9.980% due 12/29/49 (e)                     500           480
Toledo Edison Co.
 8.700% due 09/01/02                         500           505
Toll Brothers Corp.
 7.750% due 09/15/07                         740           688
Transdigm, Inc.
 10.375% due 12/01/08                         40            37
Trenwick Capital Trust I
 8.820% due 02/01/37                         575           396
Ubquitel Operating Co. Step Up Bond
 Zero Coupon due 04/15/10 (b)                 87            42
 Zero Coupon due 04/15/10 (b)                 45            21
UBS PFD Funding Trust I
 8.622% due 10/29/49 (e)                     240           243
Unicredito Italiano Capital Trust
 9.200% due 10/29/49 (e)                     100            99
Unilever Capital Corp.
 7.125% due 11/01/10                         935           923
Union Planters Bank
 6.500% due 03/15/18                         400           352
United Rentals, Inc.
 Series B
 8.800% due 08/15/08                          40            32
 9.250% due 01/15/09                         105            86
URS Corp.
 Series B
 12.250% due 05/01/09                        120           123
US Airways Pass-Thru Certificate
 Series 2000-1
 8.110% due 02/20/17                         155           155
US West Capital Funding, Inc.
 6.875% due 08/15/01                       1,600         1,596
 6.250% due 07/15/05                         500           478
 6.875% due 07/15/28                         600           527
USA Waste Services, Inc.
 6.500% due 12/15/02                         575           550
Viacom, Inc.
 7.750% due 06/01/05                         300           305
 7.700% due 07/30/10                         350           356
Wal-Mart Stores, Inc.
 6.875% due 08/10/09                          75            74
 7.550% due 02/15/30                         415           429
Walt Disney Co.
 5.125% due 12/15/03                         700           668
Washington Mutual Capital I
 8.375% due 06/01/27                         305           267
Washington Mutual, Inc.
 7.500% due 08/15/06                         535           524
 8.250% due 04/01/10                         110           111

                                                       Fixed Income III Fund 124

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Waste Management Inc.
 6.875% due 05/15/09                         500           440
 7.100% due 08/01/26                         900           873
 7.000% due 07/15/28                         420           340
Wells Fargo Bank NA
 7.550% due 06/21/10                         335           340
 Series BNKT
 7.800% due 06/15/10                       2,000         2,029
Westdeutsche Landesbank NY
 6.050% due 01/15/09                         400           364
Western Resources, Inc.
 7.125% due 08/01/09                         375           311
Williams Communications
 Group, Inc.
 10.700% due 10/01/07                         75            65
 11.700% due 08/01/08                        725           643
 10.875% due 10/01/09                        125           105
WRC Media, Inc.
 12.750% due 11/15/09                         50            44
XM Satellite Radio Holdings, Inc.
 14.000% due 03/15/10                         15            10
Yanknets LLC
 12.750% due 03/01/07                         30            29
                                                  ------------
                                                       153,694
                                                  ------------

EURODOLLAR BONDS - 7.2%
Bayerische Hypo-und Vereinsbank
 8.741% due 06/30/31                         200           187
Brazil, Federal Republic of
 7.875% due 01/01/01                       1,181         1,180
Brazil, Republic of
 11.625% due 04/15/04                        320           323
 Series EI-L
 7.625% due 04/15/06                       3,520         3,197
 Series - 20 YR
 8.000% due 04/15/14                          46            34
Bulgaria, National Republic of
 7.750% due 07/28/11 (b)                     185           138
Citicorp
 6.710% due 06/27/02 (b)                   3,000         2,996
Colombia, Republic of
 11.750% due 02/25/20                        300           242
Deutsche Telekom International
 Finance BV Step Up Bond
 8.000% due 06/15/10 (b)                   1,835         1,870
Flextronics International, Ltd.
 9.875% due 07/01/10                         475           480
Ford Credit of Canada, Ltd.
 6.820% due 12/16/02 (b)                   5,000         4,984
Ford Motor Credit Co.
 6.896% due 01/17/02 (b)                   1,500         1,499
Household Bank Nevada NA
 6.948% due 10/22/03 (b)                   4,000         3,985
Hurst Group PLC
 11.125% due 08/06/08                         45            66
Hutchison Whampoa Finance, Ltd.
 7.450% due 08/01/17                         250           228
Jazztel PLC
 14.000% due 07/15/10                         60            39
KBC Bank Funding Trust II
 6.875% due 06/30/49                       1,000           799
KPNQwest BV
 8.125% due 06/01/09                         750           681
Merita Bank, Ltd.
 7.150% due 12/29/49 (e)                   1,200         1,186
Mexico (United Mexican States)
 9.875% due 02/01/10                         300           311
Morgan Stanley Dean Witter
 Series T
 6.848% due 03/11/03 (b)                   2,000         1,999
NTL Communications Corp.
 Series B
 9.250% due 11/15/06 (b)                      95            69
NTL Communications Corp.
 Step-Up Bond
 Series B
 Zero Coupon due 11/15/09 (b)                 20             9
Ono Finance PLC
 14.000% due 07/15/10                         85            56
Pacific Re, Ltd.
 10.380% due 05/31/03 (b)                    300           303
Panama, Republic of
 9.375% due 04/01/29                         235           226
 Series 20 YR
 7.750% due 07/17/16 (b)                      49            38
 Step Up Bond
 4.500% due 07/17/14 (b)                     115            91
Philippines, Republic of
 9.875% due 01/15/19                          34            25
Poland, Republic of
 Step Up Bond
 Series RSTA
 4.000% due 10/27/24 (b)                   1,250           850
Royal Bank of Scotland PLC
 Series 1
 9.118% due 03/31/49 (e)                   2,200         2,292
Russian Federation
 8.250% due 03/31/10                         220           139
SCL Term Aereo Santiago SA
 6.950% due 07/01/12                       2,000         1,841
Seismic, Ltd.
 11.315% due 01/01/02 (b)                    250           250

125 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Swiss Life Finance, Ltd.
 2.000% due 05/20/05                         730           733
Telefonica Europe BV
 7.750% due 09/15/10                         500           502
 8.250% due 09/15/30                         300           307
Turkey, Republic of
 12.375% due 06/15/09                        180           181
United Mexican States
 9.875% due 01/15/07                          60            62
United Pan-Europe Communications
 Step Up Bond Zero Coupon
 Series B
 Zero Coupon due 11/01/09                     30            12
Versatel Telecom International
 11.875% due 07/15/09                         30            19
Vodafone Group PLC
 7.750% due 02/15/10                         100           102
 7.875% due 02/15/30                         390           387
                                                  ------------
                                                        34,918
                                                  ------------

MORTGAGE-BACKED SECURITIES - 49.7%
Chase Commercial Mortgage
 Securities Corp.
 Series 1997-2 Class D
 6.600% due 12/19/07                       1,325         1,232
Chase Mortgage Finance Corp.
 Series 1994-C Class A6
 6.250% due 02/25/10                         331           322
Credit Suisse First Boston Mortgage
 Securities Corp.
 Series 1998-C2 Class A1
 5.960% due 12/15/07                         488           471
DLJ Mortgage Acceptance Corp.
 Series 1996-CF2 Class A1B
 7.290% due 11/12/21                       1,525         1,537
 Series 1996-Q5 Class A1
 7.188% due 06/25/26 (b)                     499           495
Federal Home Loan Mortgage Corp.
 6.000% 30 Year TBA Gold (d)               1,000           938
 6.500% 30 Year TBA Gold (d)               7,100         6,827
 7.000% 30 Year TBA Gold (d)               3,300         3,233
 7.500% 30 Year TBA Gold (d)               3,200         3,198
 8.000% 30 Year TBA Gold (d)                 700           709
 Series 1037 Class Z
 9.000% due 02/15/21 (f)                     570           588
 Series 2006 Class B
 6.500% due 08/15/23                       3,650         3,613
 Series 2141 Class SD
 1.530% due 04/15/29                       1,361            94
Federal Home Loan Mortgage Corp.
 Participation Certificate
 8.000% due 2015                             887           904
 8.500% due 2017                             492           501
 10.500% due 2017                            240           260
 10.000% due 2020                            511           540
 8.500% due 2025                             283           291
 7.500% due 2026                               1             1
 6.904% due 2027 (b)                         675           673
 8.500% due 2027                           1,330         1,362
 6.500% due 2028                              38            36
 6.705% due 2028 (b)                         494           489
 6.748% due 2028 (b)                         614           608
 6.500% due 2029                           1,709         1,643
 6.757% due 2029 (b)                       1,241         1,211
 7.500% due 2030                           1,347         1,346
 7.813% due 2030                             700           702
 8.000% due 2030                           7,755         7,859
 Step-up Bond
 Series 1707 Class S
 2.175% due 03/15/24 (b)                   1,217           100
Federal National Mortgage
 Association
 7.500% 15 Year TBA (d)                    1,350         1,359
 6.000% 30 Year TBA (d)                    2,000         1,875
 6.500% 30 Year TBA (d)                    6,150         5,910
 7.500% 30 Year TBA (d)                    2,950         2,945
 8.000% 30 Year TBA (d)                    1,400         1,417
 8.500% 30 Year TBA (d)                    3,400         3,474
 6.000% due 2003                             139           137
 10.000% due 2005                             76            78
 10.000% due 2016                            160           172
 10.000% due 2018                            334           358
 7.575% due 2024 (b)                          58            58
 10.000% due 2024                            333           356
 6.960% due 2025                             317           316
 8.092% due 2026 (b)                       1,853         1,912
 6.000% due 2029                           3,495         3,277
 6.500% due 2029                           9,490         9,120
 7.000% due 2029                           2,738         2,682
 6.750% due 2030                             414           405
 6.875% due 2030                             280           275
 7.500% due 2030                           7,865         7,852
 8.000% due 2030                           5,363         5,429
 Series 1997-77 Class G
 6.500% due 05/18/23                       1,821         1,811
Federal National Mortgage Association
 (REMIC)
 Series 1992-10 Class ZD
 8.000% due 11/25/21                       2,009         2,044

                                                       Fixed Income III Fund 126

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

Federal National Mortgage
 Association Interest Only Strip
 Series 281 Class 2
 9.000% due 11/01/26                         449           124
First Union Lehman Brothers
 Commercial Mortgage Trust
 Pass-through Certificates
 Series 1997-C1 Class D
 7.500% due 10/18/08                         300           293
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1997-C1 Class A2
 6.850% due 09/15/06                         200           199
 Series 1998-C1 Class A2
 6.700% due 03/15/08                       3,000         2,913
Government National
 Mortgage Association
 10.500% due 03/15/16                        194           212
 11.000% due 06/15/20                        323           354
 10.000% due 08/15/22                        312           335
 6.000% due 02/20/27                          74            75
 6.000% 30 Year TBA (d)                    1,850         1,743
 6.500% 30 Year TBA (d)                   58,160        56,145
 7.000% 30 Year TBA (d)                   22,600        22,275
 7.500% 30 Year TBA (d)                   15,200        15,254
 9.000% due 2017                           2,102         2,206
 6.750% due 2023                             282           284
 7.125% due 2023                             748           754
 7.000% due 2024 (b)                       1,852         1,869
 7.125% due 2024 (b)                       1,933         1,952
 7.500% due 2024                             281           283
 6.375% due 2025 (b)                       1,473         1,485
 6.500% due 2025 (b)                          38            38
 6.750% due 2025 (b)                          62            63
 7.375% due 2025 (b)                         349           352
 7.000% due 2026 (b)                       1,267         1,279
 6.125% due 2027 (b)                         240           242
 6.500% due 2027 (b)                       1,846         1,861
 7.375% due 2027 (b)                       1,439         1,450
 6.375% due 2028 (b)                          72            73
 7.500% due 2029 (b)                       1,341         1,345
 8.000% due 2029 (b)                       7,250         7,371
 6.500% due 2030                           3,265         3,259
 8.000% due 2030                           8,016         8,149
 Series 2000-8 Class SA
 1.830% due 01/16/30 (b)                   1,686            82
 Series 2000-9 Class SH
 2.380% due 02/16/30 (b)                   3,300           184
Government National Mortgage
 Association Pass-through Certificate
 Series 1999-43 Class UD
 1.380% due 11/16/29 (b)                   1,960            71
 Series 1999-44 Class SA
 1.930% due 12/16/29 (b)                   1,564            76
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class D
 7.770% due 06/15/21 (b)                   1,079         1,045
Morgan Stanley Capital I, Inc.
 Series 1998-XL1 Class A3
 6.480% due 05/03/08                         244           236
Residential Funding
 Mortgage Securities II
 Series 1997-HS5 Class M1
 7.010% due 05/25/27                       1,368         1,339
Resolution Trust Corp.
 Series 1994 - C2 Class G
 8.000% due 04/25/25                         242           234
 Series 1994-1 Class M-2
 7.750% due 09/25/29                         333           331
Salomon Brothers Mortgage
 Securities VII
 Series 1999-NC3 Class A
 6.970% due 06/25/29 (b)                   3,275         3,276
 Mortgage Pass-through Certificate
 Series 1994-16 Class A
 9.089% due 11/25/24 (b)                     165           168
Torrens Trust Step-Up Bond
 Series 2000-1GA Class A
 6.880% due 07/15/31                       1,935         1,935
Vendee Mortgage Trust
 Series 2000-1 Class 2G
 7.250% due 06/15/09                         260           260
Vornado Finance LLC
 Series 2000-VNO Class C
 8.095% due 03/15/10 (b)                     790           815
Washington Mutual
 Series 2000-1R Class A
 6.780% due 07/26/03                         737           737
                                                  ------------
                                                       240,071
                                                  ------------

NON-US BONDS - 0.2%
AES Drax Energy, Ltd.
 11.250% due 08/30/10                  GBP    30            46

127 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                        Principal       Market
                                         Amount         Value
                                          (000)         (000)
                                            $             $
                                       ----------     ---------

Argentina, Republic of
 Series PRE1
 2.735% due 04/01/01 (b)               ARS     57             8
 Series PRO1
 2.696% due 04/01/07 (b)               ARS     24            14
 Series PRO2
 6.620% due 04/01/07 (b)               ARS     53            36
Brokat AG
 11.500% due 03/31/10                  EUR      5             3
Colt Telecom Group PLC
 7.625% due 12/15/09                   GBP     30            22
Coral Group Holdings PLC
 Series B
 13.500% due 09/30/09                  GBP     10            15
CP Kelco Capital Corp.
 11.875% due 09/15/10                  EUR     10             8
Diamond Holdings PLC
 10.000% due 02/01/08                  GBP     15            20
Energis PLC
 9.500% due 06/15/09                   GBP     35            47
Flowserve Finance BV
 12.250% due 08/15/10                  EUR     10             8
Gala Group Holdings PLC
 12.000% due 06/01/10                  GBP     35            53
Greece, Republic of
 5.900% due 02/11/03                   GRD  5,500            14
Hungary, Government of
 9.500% due 06/12/02                   HUF 37,000           116
 Series 01/E
 15.500% due 05/12/01                  HUF  8,000            26
Hungary, Republic of
 13.500% due 11/24/01                  HUF 17,500            57
 9.500% due 01/12/02                   HUF 19,400            61
IPC Magazines Group, PLC
 Step Up Bond
 Zero Coupon due 03/15/08 (b)          GBP     20            18
Jones Lang Lasalle Finance BV
 9.000% due 06/15/07 (b)               EUR     10             9
Kappa Beheer BV
 10.625% due 07/15/09                  EUR     10             9
 Step Up Bond
 Series EUR
  Zero Coupon due 07/15/09 (b)         EUR      5             3
Lesotho Highlands Water
 12.000% due 12/01/05                  ZAR    120            15
 Series WS02
 12.500% due 04/15/02                  ZAR    550            73
PTC International Finance
 Series EUR
 11.250% due 12/01/09                  EUR      5             4
Telewest Communications, PLC
 Step Up Bond
 Zero Coupon due 04/15/09 (b)          GBP     80            59
Tlel1 Europe BV
 13.000% due 05/15/09                  EUR     85            63
Travelex PLC
 10.500% due 07/31/10                  GBP     15            22
United Pan-Europe
 Communications
 Series B
 11.250% due 02/01/10                  EUR     25            18
                                                   ------------
                                                            847
                                                   ------------

UNITED STATES GOVERNMENT AGENCIES - 5.4%
Federal Home Loan Bank Corp.
 Discount Note
 Zero Coupon due 11/03/00                     170           170
Federal Home Loan
 Mortgage Corp.
 5.750% due 03/15/09                        5,800         5,447
 6.750% due 09/15/29                        5,425         5,405
Federal National
 Mortgage Association
 6.250% due 05/15/29                        3,615         3,380
 7.125% due 01/15/30                        4,700         4,912
Federal National
 Mortgage Association
 Zero Coupon due 06/01/17                   5,350         1,779
Small Business Administration
 Series 97-D
 7.500% due 04/01/17                        4,764         4,841
                                                   ------------
                                                         25,934
                                                   ------------

UNITED STATES GOVERNMENT TREASURIES - 12. 1%
United States Treasury Bond
 Principal Strip
 8.875% due 02/15/19                          800           269
 8.000% due 11/15/21                       11,734         3,359
 7.500% due 11/15/24                        1,934           466
 6.125% due 11/15/27                        5,250         1,088
United States Treasury Bonds
 10.625% due 08/15/15                       6,300         9,129
 8.125% due 08/15/19                          300           371
 8.125% due 05/15/21                        6,300         7,858
 6.000% due 02/15/26                          600           602
 3.625% due 04/15/28                          534           513
 5.500% due 08/15/28                          300           282
 3.875% due 04/15/29                        5,077         5,096
 6.250% due 05/15/30                        7,450         7,934

                                                       Fixed Income III Fund 128

FIXED INCOME III FUND

                                                                October 31, 2000

                                       Principal       Market
                                        Amount         Value
                                         (000)         (000)
                                           $             $
                                       ---------     ---------

United States Treasury
 Interest Strips
 Zero Coupon due 02/15/11                  7,455         4,075
 Zero Coupon due 02/15/15                  1,400           600
United States Treasury Notes
 6.625% due 04/30/02                       1,050         1,057
 3.625% due 07/15/02 (f)                   2,480         2,485
 5.750% due 11/30/02                       1,025         1,021
 7.875% due 11/15/04                       1,075         1,151
 7.500% due 02/15/05                       1,700         1,804
 6.500% due 10/15/06                       2,550         2,629
 3.375% due 01/15/07                       3,815         3,716
 3.625% due 01/15/08                       2,590         2,548
 3.875% due 01/15/09                         211           211
                                                  ------------
                                                        58,264
                                                  ------------

YANKEE BONDS - 2.2%
360networks, Inc.
 13.000% due 05/01/08                         15            12
Abbey National PLC
 7.950% due 10/26/29                         335           336
Abitibi-Consolidated, Inc.
 8.850% due 08/01/30                         735           708
Alestra Sa de RL de CV
 12.625% due 05/15/09                        185           155
Amvescap PLC
 6.600% due 05/15/05                         875           836
Asia Pulp & Paper Finance IX, Ltd.
 10.750% due 10/04/01                        900           540
Avecia Group PLC
 11.000% due 07/01/09                         75            71
British Sky Broadcasting
 6.875% due 02/23/09                         225           192
 8.200% due 07/15/09                         525           486
Cable Satisfaction International Inc.
 12.750% due 03/01/10                         17            14
Cellco Finance N.V.
 15.000% due 08/01/05                        100           103
Colt Telecom Group PLC
 Step Up Bond
  Zero Coupon due 12/15/06 (b)               500           456
Edperbrascan Corp.
 7.125% due 12/16/03                         775           743
Glencore Nickel Party, Ltd.
 9.000% due 12/01/14                         250           198
Global Crossing Holdings, Ltd.
 9.125% due 11/15/06                         270           258
GT Group Telecom, Inc.
 Step-Up Bond
  Zero Coupon due 02/01/10 (b)             1,235           451
Hyundai Semiconductor America, Inc.
 8.625% due 05/15/07                         280           225
Innova S. de R.L.
 12.875% due 04/01/07                        195           175
Korea Electric Power Corp.
 7.000% due 02/01/27                         215           202
National Westminster Bank PLC
 7.750% due 04/29/49 (e)                     475           461
Quebec, Province of
 7.500% due 09/15/29                         330           335
 Series NN
 7.125% due 02/09/24                          60            58
Regional Independent Media
 10.500% due 07/01/08                         60            63
Royal Caribbean Cruises, Ltd.
 7.000% due 10/15/07                         900           792
 7.500% due 10/15/27                         450           357
RSL Communications PLC
 Step Up Bond
 Zero Coupon due 03/01/08 (b)                250            26
St. George Bank, Ltd.
 7.150% due 10/01/05                         775           766
Stagecoach Holdings PLC
 8.625% due 11/15/09                         825           645
Tembec Industries, Inc.
 8.625% due 06/30/09                         140           138
Tyco International Group SA
 6.875% due 09/05/02                         650           644
                                                  ------------
                                                        10,446
                                                  ------------

TOTAL LONG-TERM INVESTMENTS
(cost $555,978)                                        552,551
                                                  ------------

                                       NOTIONAL
                                        AMOUNT
                                        (000)
                                          $
                                     -----------
OPTIONS PURCHASED - 0.0%
United States Treasury Bonds (c)*
 Feb  99.59 Call                           2,950            49
 Mar 104.33 Call                             800            34
 Dec 104.56 Call                           1,375            42
 Dec 104.58 Call                           1,375            43
 Dec 104.56 Put                            1,375             9
 Dec 104.58 Put                            1,375            11
United States Treasury Notes (c)*
 Jan 104.53 Call                             100             3
 Feb 108.00 Call                             250             4
 Nov 105.00 Call                              13            --
                                                  ------------

TOTAL OPTIONS PURCHASED
(cost $213)                                                195
                                                  ------------

129 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                                    Market
                                       Number        Value
                                         of          (000)
                                       Shares          $
                                    ------------  ------------

PREFERRED STOCKS - 0.5%
Avecia Group PLC Payment in Kind              81             2
California Federal Preferred
 Capital Corp. Series A                   30,750           706
Equity Office Properties Trust
 Series B                                 15,000           668
Global Crossing Holdings, Ltd.             6,000           576
Granite Broadcasting Corp.                    32            18
High Voltage Engineering Corp.
 Series A                                      7             4
Paxson Communications Corp.                  338           331
Psinet, Inc.
 Series D                                    490             7
                                                  ------------

TOTAL PREFERRED STOCKS
(cost $2,474)                                            2,312
                                                  ------------

                                       PRINCIPAL
                                        AMOUNT
                                        (000)
                                          $
                                     -----------
SHORT-TERM INVESTMENTS - 10.3%
American Express
 Credit Corp. 1&2
 5.150% due 11/13/00                       2,500         2,495
British Telecomm PLC
 6.852% due 10/09/01                       1,150         1,095
Chase TRL Daily Reset
 30.400% due 11/22/00                        100           100
Chase TRL Daily Reset 6
 37.373% due 11/22/00                        434           434
Citi CRC
 14.750% due 11/22/00                         24            24
Citi SVC Linked Deposit
 8.750% due 11/07/00                          45            45
Citibank CRC Linked Deposit
 14.280% due 12/21/00                         98            98
Citibank Credit Linked Deposit
 14.500% due 01/18/01                         22            22
Citibank Service Time Deposit
 8.750% due 11/20/00                          65            65
CSFB TRL Weekly Reset 5
 37.373% due 03/09/01                        113           113
Deutsche Bank Ltn Brl Linked
 19.300% due 03/01/01                        130           136
Federal Farm Credit
 Discount Notes
 Zero Coupon due 11/13/00                  1,000           998
Federal Home Loan Bank
 Consolidated Discount Notes
 6.591% due 11/20/00                         230           229
 6.350% due 11/22/00                         100           100
 6.350% due 11/27/00                         100           100
 6.360% due 12/01/00 (f)                     300           298
 6.273% due 12/04/00                         101           100
 6.413% due 01/31/01                         104           102
 6.389% due 02/28/01                         100            98
 6.572% due 06/04/01                         100            96
Federal Home Loan Bank Corp.
 Discount Note
 6.446% due 12/15/00                         165           164
 6.443% due 12/20/00                         100            99
 6.620% due 12/29/00                         120           119
 6.640% due 02/26/01                         120           117
 6.336% due 03/08/01                         180           176
 6.302% due 03/23/01                         100            98
 6.150% due 04/09/01                         100            97
 Zero Coupon due 11/01/00                    100           100
Federal Home Loan Mortgage Corp.
 6.331% due 03/01/01                         100            98
Federal Home Loan Mortgage Corp.
 Discount Notes
 6.379% due 11/02/00                         200           200
 6.405% due 11/07/00                         100           100
 6.375% due 11/09/00                         118           118
 6.400% due 11/16/00                         425           424
 6.390% due 11/30/00                         250           249
 6.430% due 01/11/01                         162           160
 6.400% due 01/18/01                         209           206
 6.069% due 10/11/01                         108           102
Federal National Mortgage
 Association Discount Notes
 6.469% due 11/06/00                         100           100
 5.160% due 11/13/00                         100           100
 6.370% due 11/22/00                         120           120
 6.390% due 11/29/00                         144           143
 6.452% due 12/04/00                         127           126
 6.451% due 12/06/00                         150           149
 6.447% due 12/13/00                         218           216
 6.340% due 12/19/00                       1,335         1,324
 5.180% due 12/20/00                         400           397
 6.410% due 01/25/01                         100            98
 6.310% due 02/20/01                         115           113
 6.279% due 04/12/01                         110           107
 6.364% due 05/14/01                         100            97
 6.319% due 07/27/01                         240           229
 6.310% due 08/10/01                         100            95
 6.084% due 09/27/01                         169           159
 Zero Coupon due 11/02/00                     38            38
Ford Motor Credit Co.
 6.470% due 11/23/00                       2,100         2,094

                                                       Fixed Income III Fund 130

FIXED INCOME III FUND

                                                                October 31, 2000

                                      Principal       Market
                                       Amount         Value
                                        (000)         (000)
                                          $             $
                                     -----------   -----------

Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                        27,553        27,553
General Motors Acceptance Corp.
 Zero Coupon due 11/13/00                  2,500         2,495
Household Finance Corp.
 6.470% due 11/13/00                       2,100         2,095
Prudential Funding Corp.
 6.480% due 11/13/00                       2,500         2,495
Salomon Korean MSB Linked
 6.950% due 01/10/01 (b)                      93            92
United States Treasury Bills
 5.900% due 02/01/01 (f)                      60            58
 5.790% due 05/31/01                         105           100
                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $49,886)                                          49,968
                                                  ------------

                                       NUMBER
                                         OF
                                       SHARES
                                     -----------
WARRANTS - 0.0%
GT Group Telecom, Inc. 2010
 Warrants                                  1,235            63
Jostens, Inc. 2010 Warrants                   85             2
Motient Corp. 2008 Warrants                   30             1
XM Satellite Radio Holdings, Inc.
 2010 Warrants                                15             2
                                                  ------------

TOTAL WARRANTS
(cost $73)                                                  68
                                                  ------------

TOTAL INVESTMENTS - 125.3%
(identified cost $608,624)                             605,094

OTHER ASSETS AND LIABILITIES,
INCLUDING OPTIONS WRITTEN,
NET - (25.3%)                                         (122,224)
                                                  ------------

NET ASSETS - 100.0%                                    482,870
                                                  ============


*   Each contract represents $100,000 notional value.
(a) At amortized cost, which approximates market.
(b) Adjustable or floating rate security.
(c) Nonincome-producing security.
(d) Forward commitment.
(e) Perpetual floating rate note.
(f) Held as collateral in connection with futures contracts purchased (sold) and options written by the Fund.

Abbreviations:
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
ARS - Argentine peso
BRL - Brazilian real
CLP - Chilean peso
CNY - Chinese renminbi yuan
COP - Columbian peso
CZK - Czech koruna
DKK - Danish krone
EUR - Euro dollar
GBP - British pound sterling
GRD - Greek drachma
HUF - Hungarian forint
IDR - Indonesian rupiah
ILS - Israeli shekel
INR - Indian rupee
JPY - Japanese yen
KES - Kenyan shilling
KRW - South Korean won
MXN - Mexican peso
PEN - Peruvian nouveau sol
PHP - Philippine peso
PLN - Polish zloty
SEK - Swedish krona
SKK - Slovakian koruna
TWD - New Taiwan dollar
USD - United States dollar
VEB - Venezuelan bolivar
ZAR - South African rand

See accompanying notes which are an integral part of the financial statements.

131 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

                                                              UNREALIZED
                                             NUMBER          APPRECIATION
                                               OF           (DEPRECIATION)
FUTURES CONTRACTS                          CONTRACTS*           (000)
                                          ------------      --------------

LONG POSITIONS
Germany, Fed. Rep. 10 Year Bonds
 expiration date 12/00                             195      $           28

Municipal Bond Index
 expiration date 12/00                              10                   5

United States Treasury Bonds
 expiration date 12/00                              41                   7

United States Treasury Notes 5 Year
 expiration date 12/00                              36                  21

United States Treasury Notes 10 Year
 expiration date 12/00                              97                  46

SHORT POSITIONS
Germany Bond 10 Year
 expiration date 12/00                              14                   6

United States Treasury Bonds
 expiration date 12/00                             173                  47

United States Treasury Notes 2 Year
 expiration date 12/00                              79                  22

United States Treasury Notes 5 Year
 expiration date 12/00                             348                (263)
                                                                ----------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts                                                      $      (81)
                                                                ==========

                                            NOTIONAL            MARKET
                                             AMOUNT              VALUE
                                             (000)               (000)
OPTIONS WRITTEN                                $                   $
                                          ------------      --------------

United States Treasury Notes*
    Dec 100.14 Call                             12,513                  31
    Dec 103.42 Call                              5,088                  34
    Dec 100.14 Put                              12,513                  27
United States Treasury Bonds*
    Jan 100.50 Call                                100                   6
    Mar  08.30 Call                                800                  17
    Dec 103.42 Put                               5,088                  26
    Jan  98.86 Put                               2,950                  27
    Jan 108.56 Put                                 100                   3
    Mar 100.36 Put                                 800                   5
United States Treasury Notes *
 10 Year Futures
    Nov 102.00 Call                                 43                   5
    Nov 103.00 Call                                 54                   2
    Nov  97.00 Put                                  15                  --
    Nov  98.00 Put                                  15                   1
    Nov  98.00 Put                                  16                   1
                                                                ----------

Total Liability for Options Written
    (premiums received $246)                                           185
                                                                ==========

  See accompanying notes which are an integral part of the financial statements.

                                                       Fixed Income III Fund 132

FIXED INCOME III FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                        Unrealized
   Contracts to      In Exchange                       Appreciation
     Deliver            For              Settlement    (Depreciation)
      (000)            (000)                Date            (000)
-----------------   --------------       ----------    --------------
USD            46   ARS         47       11/06/00      $            1
USD            42   ARS         42       11/16/00                  --
USD            58   ARS         58       11/20/00                  --
USD            75   ARS         76       12/21/00                  --
USD            17   ARS         17       12/27/00                  --
USD           150   ARS        152       01/24/01                  --
USD            44   ARS         44       02/05/01                  --
USD            55   ARS         56       02/28/01                  (1)
USD           115   ARS        116       02/28/01                  (1)
USD            50   ARS         52       03/06/01                   1
USD            40   ARS         41       03/06/01                  --
USD           104   BRL        195       12/04/00                  (2)
USD            71   BRL        132       12/05/00                  (2)
USD           106   BRL        202       12/18/00                  (1)
USD            61   BRL        119       12/27/00                   1
USD           120   CLP     67,200       11/02/00                  (2)
USD           168   CLP     96,306       12/04/00                  --
USD            55   CLP     30,982       05/14/01                  (2)
USD            55   CLP     30,982       05/14/01                  (2)
USD            55   CLP     31,240       08/14/01                  (2)
USD            11   CLP      6,337       10/10/01                  --
USD            26   CNY        216       11/08/00                  --
USD           130   CNY      1,079       11/20/00                  --
USD            96   CNY        797       12/20/00                  --
USD           162   CNY      1,345       01/11/01                  (1)
USD            90   CNY        748       01/29/01                  --
USD            90   CNY        748       01/29/01                  --
USD            86   CNY        715       03/12/01                  (1)
USD            38   COP     85,006       11/30/00                   2
USD            91   COP    196,742       11/30/00                  --
USD            64   COP    142,720       12/04/00                   2
USD            23   COP     50,991       12/05/00                   1
USD            75   COP    165,900       12/06/00                   2
USD           165   COP    361,020       12/15/00                   2
USD            50   COP    111,750       12/18/00                   2
USD            45   COP    100,125       12/19/00                   1
USD            59   COP    129,505       01/24/01                  --
USD            87   CZK      3,615       11/20/00                   1
USD            73   CZK      2,920       12/04/00                  (1)
USD           104   CZK      4,050       02/05/01                  (6)
USD           105   CZK      3,998       06/01/01                  (7)
USD            41   CZK      1,530       06/07/01                  (3)
USD            69   CZK      2,545       06/12/01                  (6)
USD           107   EUR        127       11/20/00                   1
USD            35   EUR         39       12/14/00                  (1)
USD            14   EUR         15       01/26/01                  (1)
USD            13   EUR         15       01/26/01                  (1)
USD            10   EUR         12       01/26/01                  --
USD             4   EUR          5       01/26/01                  --
USD            47   EUR         56       01/26/01                  --
USD            84   EUR         95       01/26/01                  (3)
USD             1   EUR          2       01/26/01                  --
USD            40   EUR         46       01/26/01                  (1)
USD            10   EUR         11       01/26/01                  --
USD             4   EUR          4       01/26/01                  --
USD            41   EUR         47       01/26/01                  (1)
USD            25   EUR         28       01/26/01                  (1)
USD            38   EUR         44       01/26/01                  (1)
USD            18   EUR         21       01/26/01                   1
USD             4   EUR          5       01/26/01                  --
USD            47   EUR         56       01/26/01                   1
USD             9   EUR         11       01/26/01                  --
USD            30   EUR         34       03/09/01                  (1)
USD            59   GBP         41       01/26/01                  --
USD           102   GRD     39,539       11/06/00                  (3)
USD           242   GRD     77,997       11/06/00                 (47)
USD            14   GRD      5,500       11/13/00                  --
USD            51   GRD     20,655       11/27/00                   1
USD            23   HUF      7,027       03/12/01                  (1)
USD           240   HUF     69,038       08/06/01                 (25)
USD           108   HUF     33,830       10/15/01                  (4)
USD            37   ILS        156       11/15/00                   1
USD            58   ILS        245       11/20/00                   1
USD            68   ILS        285       11/20/00                   1
USD            14   ILS         57       02/15/01                  --
USD            55   ILS        225       03/09/01                  (1)
USD            30   ILS        124       03/28/01                  --
USD            54   INR      2,495       11/06/00                  (1)
USD            24   INR      1,116       11/14/00                  --
USD            20   INR        933       11/30/00                  --
USD           200   INR      9,436       12/20/00                   1
USD            57   JPY      6,083       01/26/01                  --
USD            37   JPY      3,940       01/26/01                  --
USD            22   JPY      2,357       01/26/01                  --
USD            12   JPY      1,287       01/26/01                  --
USD            16   KES      1,305       11/08/00                  --
USD            29   KES      2,300       12/28/00                  --
USD            94   KRW    104,772       11/14/00                  (2)
USD           120   KRW    135,564       11/28/00                  (1)
USD           218   KRW    243,412       12/20/00                  (5)
USD           170   MXN      1,860       11/08/00                  24
USD            65   MXN        664       11/13/00                   4
USD            31   MXN        299       12/22/00                  --
USD           120   MXN      1,220       12/29/00                   5
USD            27   MXN        290       12/29/00                   2
USD            28   MXN        304       12/29/00                   3

See accompanying notes which are an integral part of the financial statements.

133 Fixed Income III Fund

FIXED INCOME III FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                        Unrealized
   Contracts to      In Exchange                       Appreciation
     Deliver            For             Settlement    (Depreciation)
      (000)            (000)               Date            (000)
-----------------   --------------      ----------    --------------
USD            20   MXN        209       02/15/01     $            1
USD            70   MXN        717       04/16/01                  1
USD           113   MXN      1,134       04/16/01                 (1)
USD            77   PEN        272       11/08/00                 --
USD            18   PEN         64       11/16/00                 --
USD            49   PEN        172       11/16/00                 --
USD            73   PEN        256       11/20/00                 --
USD            64   PEN        226       11/30/00                 --
USD            36   PEN        130       02/14/01                 --
USD           157   PHP      7,191       11/03/00                (17)
USD            91   PHP      4,473       11/03/00                 (4)
USD            60   PHP      2,760       12/01/00                 (7)
USD            35   PHP      2,100       04/03/01                  4
USD           201   PLN        901       12/04/00                 (9)
USD            20   PLN         90       01/10/01                 (1)
USD           120   PLN        583       02/26/01                  1
USD            88   PLN        405       03/02/01                 (5)
USD            80   PLN        367       03/12/01                 (5)
USD            16   PLN         70       03/21/01                 (1)
USD           169   PLN        852       10/02/01                 (4)
USD             1   SEK          6       01/26/01                 --
USD            20   SKK      1,000       11/22/00                 (1)
USD           196   SKK      9,448       12/05/00                (12)
USD            18   SKK        904       12/12/00                 (1)
USD            35   SKK      1,731       12/14/00                 (1)
USD            87   SKK      4,330       12/19/00                 (3)
USD            34   SKK      1,500       03/09/01                 (4)
USD           112   TWD      3,471       11/21/00                 (5)
USD            80   TWD      2,509       11/27/00                 (3)
USD            32   TWD      1,004       12/20/00                 (1)
USD            68   VEB     47,180       11/07/00                 (1)
USD           158   VEB    109,891       11/20/00                 (1)
USD            80   VEB     55,740       11/30/00                 (1)
USD           155   VEB    108,268       12/19/00                 (1)
ARS            30   USD         30       11/06/00                 --
CLP        67,200   USD        117       11/02/00                 --
CZK         4,420   USD        107       11/20/00                 (1)
DKK           123   USD         15       01/26/01                  1
EUR            16   USD         14       11/13/00                  1
EUR           102   USD         87       11/20/00                 --
EUR            82   USD         73       12/04/00                  3
EUR           219   USD        196       12/05/00                  9
EUR            21   USD         18       12/12/00                 --
EUR            40   USD         35       12/14/00                  1
EUR           100   USD         87       12/19/00                  2
EUR             9   USD          8       01/26/01                 --
EUR         2,489   USD      2,184       01/26/01                 64
EUR            66   USD         58       01/26/01                  2
EUR            47   USD         41       01/26/01                  1
EUR            51   USD         44       01/26/01                 --
EUR            61   USD         51       01/26/01                 (1)
EUR           114   USD        104       02/05/01                  7
EUR            34   USD         34       03/09/01                  4
EUR           110   USD        105       06/01/01                 11
EUR            42   USD         41       06/07/01                  4
EUR            70   USD         69       06/12/01                  9
EUR           199   USD        185       09/05/01                 14
EUR           122   USD        108       10/15/01                  3
GBP            59   USD         86       01/26/01                  1
GBP           211   USD        308       01/26/01                  2
GBP           141   USD        206       01/26/01                  1
GBP            10   USD         14       01/26/01                 --
GRD        40,000   USD        115       11/06/00                 15
ILS            64   USD         16       11/15/00                 --
ILS            92   USD         22       11/15/00                 --
ILS           284   USD         69       11/17/00                 --
ILS           372   USD         91       11/20/00                  1
INR         2,496   USD         53       11/06/00                 --
INR         1,133   USD         24       11/14/00                 --
JPY         8,314   USD         78       01/26/01                  1
JPY        25,985   USD        244       01/26/01                  2
JPY         3,492   USD         33       01/26/01                 --
JPY         6,664   USD         63       01/26/01                  1
MXN           300   USD         28       11/08/00                 (3)
MXN           594   USD         55       12/29/00                 (5)
PEN           190   USD         54       11/16/00                 --
PEN           338   USD         95       12/21/00                 --
PEN           130   USD         36       02/14/01                 --
PHP         2,182   USD         44       11/03/00                  1
PHP         5,690   USD        122       11/03/00                 11
PHP         1,501   USD         29       11/03/00                 --
PHP         2,290   USD         44       11/03/00                 --
PLN           901   USD        196       12/04/00                  4
PLN            90   USD         19       01/10/01
PLN           367   USD         77       03/12/01                  1
SKK         1,731   USD         35       12/14/00                  1
SKK         1,500   USD         30       03/09/01                  1
TWD         1,288   USD         41       11/21/00                  1
TWD         2,159   USD         67       11/21/00                  1
TWD         1,353   USD         42       11/27/00                 --
                                                      --------------
                                                      $           10
                                                      ==============

  See accompanying notes which are an integral part of the financial statements.

                                                       Fixed Income III Fund 134

FIXED INCOME III FUND

                                                                October 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

                                                        Unrealized
   Contracts to      In Exchange                       Appreciation
     Deliver            For             Settlement    (Depreciation)
      (000)            (000)               Date            (000)
-----------------   --------------      ----------    --------------
EUR            56   USD         47       11/01/00     $           (1)
EUR            56   USD         47       11/01/00                 --
EUR            11   USD          9       11/02/00                 --
EUR           992   USD        871       11/20/00                 29
                                                      --------------
                                                      $           28
                                                      ==============

See accompanying notes which are an integral part of the financial statements.

135 Fixed Income III Fund

FIXED INCOME III FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                October 31, 2000


ASSETS
Investments at market (identified cost $608,624) ........................................   $   605,094
Cash ....................................................................................         1,592
Foreign currency holdings (identified cost $191) ........................................           191
Unrealized appreciation on forward foreign currency exchange contracts...................           250
Unrealized appreciation on foreign currency exchange spot contracts .....................            29
Receivables:
 Dividends and interest .................................................................         6,140
 Investments sold (regular settlement) ..................................................         6,610
 Investments sold (delayed settlement) ..................................................        10,241
 Fund shares sold .......................................................................           438
 Daily variation margin on futures contracts ............................................           102
Prepaid expenses ........................................................................             4
                                                                                            -----------

   Total assets .........................................................................       630,691

LIABILITIES
Payables:
 Investments purchased (regular settlement)  ...............................  $     6,400
 Investments purchased (delayed settlement)  ...............................      139,821
 Fund shares redeemed ......................................................          780
 Accrued fees to affiliates ................................................          272
 Other accrued expenses ....................................................           81
 Daily variation margin on futures contracts ...............................           41
Unrealized depreciation on forward foreign currency exchange contracts .....          240
Unrealized depreciation on foreign currency exchange spot contracts ........            1
Options written, at market value (premiums received $246)...................          185
                                                                              -----------

   Total liabilities ....................................................................       147,821
                                                                                            -----------

NET ASSETS ..............................................................................   $   482,870
                                                                                            ===========
NET ASSETS CONSIST OF:
Undistributed net investment income .....................................................   $     3,590
Accumulated distributions in excess of net realized gain ................................       (21,704)
Unrealized appreciation (depreciation) on:
 Investments ............................................................................        (3,530)
 Futures contracts ......................................................................           (81)
 Options written ........................................................................            61
 Foreign currency-related transactions ..................................................            36
Shares of beneficial interest ...........................................................           495
Additional paid-in capital ..............................................................       504,003
                                                                                            -----------

NET ASSETS ..............................................................................   $   482,870
                                                                                            ===========

NET ASSET VALUE, offering and redemption price per share:
 Class E ($5,362,457 divided by 548,759 shares of $.01 par value
   shares of beneficial interest outstanding) ...........................................   $      9.77
                                                                                            ===========
 Class I ($456,159,714 divided by 46,723,283 shares of $.01 par value
   shares of beneficial interest outstanding) ...........................................   $      9.76
                                                                                            ===========
 Class Y ($21,347,997 divided by 2,186,811 shares of $.01 par value
   shares of beneficial interest outstanding) ...........................................   $      9.76
                                                                                            ===========

  See accompanying notes which are an integral part of the financial statements.

                                                       Fixed Income III Fund 136

FIXED INCOME III FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                  TEN MONTHS ENDED        YEAR ENDED
                                                                  OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                  -----------------    -----------------

INVESTMENT INCOME
 Interest .....................................................   $          27,475    $          27,352
 Dividends from Money Market Fund .............................               2,219                3,118
 Dividends ....................................................                 151                  527
                                                                  -----------------    -----------------

   Total investment income ....................................              29,845               30,997
                                                                  -----------------    -----------------

EXPENSES
 Advisory fees ................................................               2,009                2,287
 Administrative fees ..........................................                 200                  235
 Custodian fees ...............................................                 415                  308
 Transfer agent fees ..........................................                 239                  272
 Professional fees ............................................                  48                   25
 Registration fees ............................................                  62                   90
 Shareholder servicing fees - Class E .........................                   8                    4
 Trustees' fees ...............................................                  11                    5
 Miscellaneous ................................................                  40                   33
                                                                  -----------------    -----------------

 Expenses before reductions ...................................               3,032                3,259
 Expense reductions ...........................................                 (39)                  --
                                                                  -----------------    -----------------

   Expenses, net ..............................................               2,993                3,259
                                                                  -----------------    -----------------

Net investment income .........................................              26,852               27,738
                                                                  -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ..................................................              (1,968)             (16,568)
 Futures contracts ............................................                (763)              (2,106)
 Options written ..............................................                 139                  183
 Foreign currency-related transactions ........................                 722                   19
                                                                  -----------------    -----------------
                                                                             (1,870)             (18,472)
                                                                  -----------------    -----------------

Net change in unrealized appreciation (depreciation) on:
 Investments ..................................................               6,845              (10,588)
 Futures contracts ............................................                 591                 (178)
 Options written ..............................................                 233                 (330)
 Foreign currency-related transactions ........................                (104)                 146
                                                                  -----------------    -----------------
                                                                              7,565              (10,950)
                                                                  -----------------    -----------------

Net realized and unrealized gain (loss) .......................               5,695              (29,422)
                                                                  -----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........   $          32,547    $          (1,684)
                                                                  =================    =================


See accompanying notes which are an integral part of the financial statements.


137 Fixed Income III Fund

FIXED INCOME III FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                                     TEN MONTHS ENDED        YEAR ENDED           YEAR ENDED
                                                                     OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                     ----------------    -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ............................................   $         26,852    $          27,738    $          26,279
Net realized gain (loss) .........................................             (1,870)             (18,472)               9,736
Net change in unrealized appreciation (depreciation) .............              7,565              (10,950)              (6,742)
                                                                     ----------------    -----------------    -----------------

  Net increase (decrease) in net assets from operations ..........             32,547               (1,684)              29,273
                                                                     ----------------    -----------------    -----------------

DISTRIBUTIONS
 From net investment income
   Class E .......................................................               (210)                (107)                  --
   Class I .......................................................            (22,787)             (28,340)             (26,641)
   Class Y .......................................................               (665)                  --                   --
 From net realized gain
   Class I .......................................................                 --                   --              (11,870)
                                                                     ----------------    -----------------    -----------------

     Net decrease in net assets from distributions ...............            (23,662)             (28,447)             (38,511)
                                                                     ----------------    -----------------    -----------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions  ..              4,350               37,576               88,995
                                                                     ----------------    -----------------    -----------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................             13,235                7,445               79,757

NET ASSETS
 Beginning of period .............................................            469,635              462,190              382,433
                                                                     ----------------    -----------------    -----------------

 End of period (including undistributed net investment income of
   $3,590 and accumulated distributions in excess of
   net investment income of $115 and $145, respectively)  ........   $        482,870    $         469,635    $         462,190
                                                                     ================    =================    =================

  See accompanying notes which are an integral part of the financial statements.


                                                       Fixed Income III Fund 138

FIXED INCOME III FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                             2000*         1999**
                                                           ----------   ----------

NET ASSET VALUE, BEGINNING OF PERIOD ...................   $     9.61   $    10.12
                                                           ----------   ----------

INCOME FROM OPERATIONS
 Net investment income (a) .............................          .51          .35
 Net realized and unrealized gain (loss) ...............          .11         (.43)
                                                           ----------   ----------


   Total income from operations ........................          .62         (.08)
                                                           ----------   ----------


DISTRIBUTIONS
 From net investment income ............................         (.46)        (.43)
                                                           ----------   ----------


NET ASSET VALUE, END OF PERIOD .........................   $     9.77   $     9.61
                                                           ==========   ==========

TOTAL RETURN (%)(b) ....................................         6.55         (.83)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ..............        5,362        2,367

 Ratios to average net assets (%)(c):
   Operating expenses, net .............................          .99          .94
   Operating expenses, gross ...........................         1.15          .94
   Net investment income ...............................         6.37         5.63

 Portfolio turnover rate (%)  ..........................       108.08       131.38

*   For the ten months ended October 31, 2000.
**  For the period May 14, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

139 Fixed Income III Fund

FIXED INCOME III FUND

FINANCIAL HIGHLIGHTS - CLASS I

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.




                                                                                   YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                       2000*           1999           1998           1997           1996
                                                    ----------     -----------    -----------    -----------    -----------

NET ASSET VALUE, BEGINNING OF PERIOD ............   $     9.59     $     10.22    $     10.42    $     10.17    $     10.34
                                                    ----------     -----------    -----------    -----------    -----------

INCOME FROM OPERATIONS
 Net investment income (a)  .....................          .53             .59            .62            .63            .64
 Net realized and unrealized gain (loss) ........          .11            (.62)           .08            .32           (.16)
                                                    ----------     -----------    -----------    -----------    -----------

   Total income from operations .................          .64            (.03)           .70            .95            .48
                                                    ----------     -----------    -----------    -----------    -----------

DISTRIBUTIONS
 From net investment income .....................         (.47)           (.60)          (.62)          (.64)          (.65)
 From net realized gain .........................           --              --           (.28)          (.06)            --

   Total distributions ..........................         (.47)           (.60)          (.90)          (.70)          (.65)
                                                    ----------     -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD ..................   $     9.76     $      9.59    $     10.22    $     10.42    $     10.17
                                                    ==========     ===========    ===========    ===========    ===========

TOTAL RETURN (%)(b)  ............................         6.75            (.29)          6.80           9.64           4.88

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ......      456,160         467,268        462,190        382,433        292,077

 Ratios to average net assets (%)(c):
   Operating expenses, net ......................          .73             .69            .67            .70            .73
   Operating expenses, gross ....................          .74             .69            .67            .70            .73
   Net investment income ........................         6.58            5.91           5.91           6.13           6.32

 Portfolio turnover rate (%)  ...................       108.08          131.38         342.49         274.84         144.26

*   For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                       Fixed Income III Fund 140

FIXED INCOME III FUND

FINANCIAL HIGHLIGHTS - CLASS Y

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $     9.69
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ......................................          .25
 Net realized and unrealized gain (loss)  ........................          .13
                                                                     ----------

   Total income from operations ..................................          .38
                                                                     ----------

DISTRIBUTIONS
 From net investment income ......................................         (.31)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ...................................   $     9.76
                                                                     ==========

TOTAL RETURN (%)(b)  .............................................         3.99

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .......................       21,348

 Ratios to average net assets (%)(c):
   Operating expenses, net .......................................          .64
   Operating expenses, gross .....................................          .74
   Net investment income .........................................         6.73

 Portfolio turnover rate (%)  ....................................       108.08

*   For the period June 7, 2000 (commencement of sale) to October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Not annualized.
(c) Annualized.

141 Fixed Income III Fund

EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


OBJECTIVE: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing principally in equity securities.

INVESTS IN: Primarily emerging market equity securities.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk when compared to either single country or region emerging markets investments. The Fund employed the investment management services of five managers with four separate approaches to global emerging markets investment.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES          EMERGING MARKETS - CLASS S++      EXTENDED BARINGS EM++++    IFC INVESTABLE COMPOSITE **
    Inception*                  $ 10,000                        $ 10,000                      $ 10,000
       1993                     $ 12,150                        $ 13,821                      $ 14,489
       1994                     $ 14,884                        $ 19,196                      $ 18,464
       1995                     $ 12,176                        $ 15,357                      $ 14,120
       1996                     $ 13,492                        $ 16,905                      $ 15,602
       1997                     $ 13,448                        $ 15,776                      $ 14,035
       1998                     $  9,450                        $ 11,844                      $  9,984
       1999                     $ 11,371                        $ 16,894                      $ 14,297
       2000                     $ 10,645                        $ 15,107                      $ 12,851
                                --------                        --------                      --------

      Total                     $107,615                        $134,901                      $123,842
                                ========                        ========                      ========

                                             Yearly periods ended October 31

EMERGING MARKETS FUND - CLASS S                      IFC INVESTABLE COMPOSITE INDEX
PERIODS ENDED    GROWTH OF       TOTAL               PERIODS ENDED    GROWTH OF       TOTAL
   10/31/00       $10,000        RETURN                 10/31/00       $10,000        RETURN
--------------------------------------------         --------------------------------------------
1 Year            $ 9,362       (6.38)%              1 Year            $ 8,988       (10.12)%
5 Years           $ 8,743       (2.65)%(S)           5 Years           $ 9,101        (1.87)%(S)
Inception         $10,645        0.81%(S)            Inception         $12,851         3.29%(S)

EMERGING MARKETS FUND - CLASS E (S)(S)               EXTENDED BARINGS EMERGING MARKETS INDEX
PERIODS ENDED    GROWTH OF       TOTAL               PERIODS ENDED    GROWTH OF       TOTAL
   10/31/00       $10,000        RETURN                 10/31/00       $10,000        RETURN
--------------------------------------------         --------------------------------------------
1 Year            $ 9,338       (6.62)%              1 Year            $ 8,942       (10.58)%
5 Years           $ 8,707       (2.73)%(S)           5 Years           $ 9,838        (0.33)%(S)
Inception         $10,601        0.76%(S)            Inception         $15,107         5.47%(S)

EMERGING MARKETS FUND - CLASS C (S)(S)(S)
PERIODS ENDED    GROWTH OF       TOTAL
   10/31/00       $10,000        RETURN
--------------------------------------------
1 Year            $ 9,257       (7.43)%
5 Years           $ 8,589       (2.99)%(S)
Inception         $10,457        0.58%(S)

143 Emerging Markets Fund

EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Emerging Markets Fund Class S, Class E, and Class C shares lost 25.79%, 25.90%, and 26.51%, respectively, as compared to a 27.28% loss for the IFC Investable Composite Index.

Global weakness in the Technology sector plagued both the markets and the Fund for most of the ten months, resulting in lower absolute returns. However, benchmark-relative performance was favorable for the period.

PORTFOLIO HIGHLIGHTS
Like their counterparts in developed countries, emerging markets technology and telecommunications issues made a strong showing during the first part of the year, but were also responsible for a sizable portion of the downturn that followed. Weakness in the Technology sector began to appear as early as March, and the difficulties continued through the remainder of the year. By the final three months of the period, overall market weaknesses were attributed to fears of a global economic slowdown, high oil prices and a downturn in both sentiment and prospects for technology companies. Investors also registered their impatience with the progress of economic reforms and political instability in some countries, including Indonesia, Turkey, Korea, and Taiwan. This resulted in a bias towards 'safe' markets that didn't experience these inherent problems.

During a difficult environment for emerging markets, the Fund generally paced, and sometimes outperformed, its benchmark. This economic climate also helped illustrate the benefits of diversification. As the investing climate changed during the year, so did manager successes. The Fund's growth managers held their edge during the first part of the year, but their performance declined with the overall downturn in the technology and telecommunications sectors. Late-period strong performance from the Fund's managers employing valuation as part of their investment selection process, notably Sanford Bernstein, helped offset the technology bets made previously by the more aggressive market-oriented managers.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                         October 31, 2000

Telefonos de Mexico SA Series L - ADR (Mexico)                      4.1%
Samsung Electronics (South Korea)                                   1.6
China Telecom (Hong Kong), Ltd. (Hong Kong)                         1.6
United Microelectronics Corp. - ADR (Taiwan)                        1.4
Yapi ve Kredi Bankasi AS (Turkey)                                   1.2
SK Telecom Co., Ltd. (South Korea)                                  1.2
Taiwan Semiconductor Manufacturing
 Co., Ltd. - ADR (Taiwan)                                           1.1
Genesis India Investment Co. (India)                                1.1
Petroleo Brasileiro SA - ADR (Brazil)                               1.1
Credit Bank (Regd) (Greece)                                         1.1

PORTFOLIO CHARACTERISTICS
                                                            October 31, 2000

Current P/E Ratio                                                  14.59x
Portfolio Price/Book Ratio                                          1.31x
Market Capitalization - $-Weighted Average                        8.3 Bil
Number of Holdings                                                    411

MONEY MANAGERS                                                   STYLES


Foreign & Colonial Emerging Markets Limited                Market-Oriented
Genesis Asset Managers Limited                             Market-Oriented
Nicholas Applegate Capital Management                      Growth
Sanford C. Bernstein & Co., Inc.                           Value
Schroders Investment Management North
 America, Ltd.                                             Market-Oriented



The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Emerging Markets Fund Class S assumes initial investment on January 29, 1993. IFC Index and Barings Index assumes initial investment on February 1, 1993.

** International Finance Corporation (IFC) Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of the countries included in the index, calculated on a total-return basis. The investable index reflects the accessibility of markets and individual stocks to foreign investors.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Extended Barings Emerging Markets Index is a market capitalization-weighted index of companies' performance within 20 countries in Africa, Asia, Europe and Latin America.

(S)       Annualized.

(S)(S) Emerging Markets Fund Class S performance has been linked with Class E to provide historical perspective. For the period September 22, 1998 (commencement of sale) through the current period, Class E paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)(S)(S) Emerging Markets Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than US or longer established international markets. Please see the Prospectus for further details.

                                                       Emerging Markets Fund 144

EMERGING MARKETS FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000


                                                               MARKET
                                                    NUMBER      VALUE
                                                      OF        (000)
                                                    SHARES        $
                                                   --------  ----------
COMMON STOCKS - 86.7%
ARGENTINA - 1.4%
Banco Frances del Rio la Plata - ADR                 21,600         473
Central Costanera SA Class B                        437,100         656
Central Puerto SA Class B                            38,210          41
Inversiones y Representaciones SA Class B           209,137         439
PC Holdings SA Class B                            1,008,581       1,452
Perez Companc SA - ADR (a)                            9,292         134
Quilmes Industrial (Regd) (a)                        63,500         508
Siderca SAIC Class A                                350,000         760
Telecom Argentina SA Class B - ADR                   43,300         744
                                                             ----------
                                                                  5,207
                                                             ----------

AUSTRALIA - 0.1%
Orogen Minerals, Ltd.                               545,000         421
                                                             ----------

BRAZIL - 2.8%
Brasil Telecom Participacoes SA - ADR                24,200       1,311
Centrais Eletricas Brasileiras SA                23,508,997         417
Companhia Siderurgica Nacional                    8,215,000         228
Companhia Vale do Rio Doce                           37,500         864
Copel Parana Energ                               20,000,000         140
Embraer Aircraft Corp. - ADR                          4,300         124
Embratel Participacoes SA                        27,962,000         356
Globo Cabo SA - ADR                                  34,700         373
Petroleo Brasileiro SA - Petrobras                    7,500         218
Petroleo Brasileiro SA -
 Petrobras - ADR (a)                                142,110       4,132
Petroleo Brasileiro SA -
 Petrobras - ADR                                     12,400         329
Tele Centro Sul Participacoes SA                 39,439,000         310
Tele Norte Leste Participacoes SA                61,448,264       1,011
Ultrapar Participacoes SA - ADR                      18,400         185
Votorantim Celulose e
 Papel SA - ADR                                       8,025         138
                                                             ----------
                                                                 10,136
                                                             ----------

CHILE - 2.7%
Antofagasta Holdings PLC                            239,636       1,419
Banco de A. Edwards
 Series A - ADR (a)                                   9,944         119
Banco Santander Chile
 Series A - ADR                                       2,800          38
BBV Banco BHIF - ADR                                 33,600         477
Compania de Telecomunicaciones
 de Chile SA - ADR                                   71,469       1,090
Distribucion y Servicio
 D&S SA - ADR                                        94,400       1,687
Embotelladora Andina SA
 Series A - ADR                                      51,100         613
Embotelladora Andina SA
 Series B - ADR                                      58,000         555
Embotelladora Arica SA - ADR (a)                     79,300         286
Enersis SA - ADR                                     31,533         560
Gener SA - ADR                                      139,100       1,685
Laboratorio Chile SA - ADR                           30,000         486
Quinenco SA                                         116,200         973
                                                             ----------
                                                                  9,988
                                                             ----------

CHINA - 4.9%
Beijing Yanhua Petrochemical Co., Ltd.
 Class H                                          4,450,000         439
China Eastern Airlines Corp., Ltd. (a)              950,000         138
China Merchants Holdings International
 Co., Ltd.                                          298,000         206
China Petroleum and Chemical
 Corp. - ADR (a)                                     28,700         565
China Petroleum and Chemical
 Corp. Series H New (a)                           5,264,000       1,033
China Resources Enterprise, Ltd.                    183,000         208
China Shipping Development Co., Ltd. Class
 H (a)                                              560,000          85
China Southern Airlines (a)                       1,402,000         345
China Telecom (Hong Kong), Ltd. (a)                 895,500       5,742
Cosco Pacific, Ltd.                                 520,000         383
Guangdong Kelon Electrical Holdings Co.,
 Ltd. Class H                                     1,360,000         255
Huaneng Power International, Inc. Class H           874,000         342
Huaneng Power International, Inc. Series
 N - ADR                                              4,000          61
Jiangsu Expressway Co., Ltd. Class H              7,530,000       1,284
Jilin Chemical Industrial Company, Ltd.
 Class H                                          1,800,000          99
New World China Land, Ltd. (a)                    1,036,500         332
PetroChina Co., Ltd. Class H                     14,016,000       2,947
Shanghai Petrochemical Co., Ltd. Class H          7,030,000         712
Shenzhen Expressway Co., Ltd.
 Class H                                          4,800,000         554
Yanzhou Coal Mining Co., Ltd.
 Series H                                         6,970,000       1,877
Yizheng Chemical Fibre Class H                      480,000          88
Zhejiang Expressway Co., Ltd.
 Series H                                         1,700,000         275
                                                             ----------
                                                                 17,970
                                                             ----------

CROATIA - 0.3%
Pliva d.d. - GDR                                     94,300         981
                                                             ----------


145 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                               MARKET
                                                    NUMBER     VALUE
                                                      OF       (000)
                                                    SHARES       $
                                                   --------  ----------

CZECH REPUBLIC - 0.5%
Ceske Energeticke Zavody AS (a)                     109,200         266
Ceske Radiokomunikace - GDR                          18,400         690
Cesky Telecom AS (a)                                  8,280         109
Czechoslovakian Value Fund (a)(c)                     1,800           0
Komercni Banka AS (a)                                 7,100         150
Tabak AS                                              3,500         487
                                                             ----------
                                                                  1,702
                                                             ----------

ECUADOR - 0.1%
La Cemento Nacional - GDR (144A)(a)                     700          25
La Cemento National - GDR (a)                         4,800         168
                                                             ----------
                                                                    193
                                                             ----------

EGYPT - 0.8%
Al-Ahram Beverages Co. S.A.E. -
 GDR (144A)(a)                                        3,280          41
Al-Ahram Beverages Co.
 S.A.E. - GDR (a)                                    42,900         543
Commercial International Bank                        18,900         167
Commercial International Bank (Regd.) -
 GDR                                                 18,700         154
Eastern Co. Tobacco & Cigarettes                      5,900          88
Egypt International Pharmaceutical
 Industries Co.                                       1,000          38
Egyptian Mobile Phone Network (a)                    48,118         952
Misr International Bank                               4,000          41
Orascom Construction (a)                             42,125         405
Orascom Telecom (a)                                  30,250         377
Oriental Weavers Co.                                  5,500          47
Suez Cement Co. (Regd) - GDR                          8,198          73
                                                             ----------
                                                                  2,926
                                                             ----------

GREECE - 3.6%
Alpha Bank A.E. (Regd)                              111,355       4,114
Aluminum Co. of Greece SA                            29,300       1,064
Bank of Piraues                                      16,680         256
Commercial Bank of Greece                            12,460         557
Cosmote SA (a)                                       22,000         165
EFG Eurobank                                          8,100         220
Hellenic Bottling Co. SA                             17,100         234
Hellenic Telecommunication Organization
 SA - ADR                                            49,800         436
Hellenic Telecommunication Organization
 SA - GDR                                           130,774       2,284
Intracom SA                                          39,200       1,021
National Bank of Greece SA                           61,812       2,349
Panafon Hellenic Telecom SA                          55,800         464
STET Hellas Telecommunications
 SA - ADR (a)                                         6,500          92
                                                             ----------
                                                                 13,256
                                                             ----------

HONG KONG - 1.6%
Chen Hsong Holdings, Ltd.                         1,296,000         160
China Mobile, Ltd. - ADR (a)                          5,200         159
China Unicom, Ltd. (a)                            1,251,000       2,510
China Unicom, Ltd. - ADR (a)                         45,600         935
Legend Holdings, Ltd.                               626,000         530
New World Infrastructure, Ltd. (a)                  845,100         769
Shanghai Industrial Holdings, Ltd.                  366,000         690
TCL International Holdings, Ltd. (a)              1,062,000         174
                                                             ----------
                                                                  5,927
                                                             ----------

HUNGARY - 1.6%
BorsodChem - GDR                                     17,700         487
Egis Gyogyszergyar                                   12,700         536
Gedeon Richter, Ltd. - GDR                           22,946       1,101
Magyar Tavkozlesi Rt (Regd)                         195,476         869
Magyar Tavkozlesi Rt - ADR                           62,032       1,459
Mol Magyar Olaj-Es Gazipari
 Rt - GDR                                            69,266       1,049
OTP Bank Rt                                           7,534         349
                                                             ----------
                                                                  5,850
                                                             ----------

INDIA - 3.2%
Bajaj Auto, Ltd. - GDR                               71,000         419
BSES, Ltd. (a)                                       22,800         253
BSES, Ltd. - GDR                                     27,000         300
Foreign & Colonial Emerging Markets
 Indian Investment Co. (a)                          321,089       1,728
Genesis India Investment Co. (a)                    511,800       4,130
Hindalco Industries, Ltd. - GDR                      40,000         594
ICICI Bank, Ltd. - ADR                               32,000         302
ICICI Bank, Ltd. - ADR (a)                           22,000         105
Indo Gulf Fertilisers &
 Chemicals - GDR                                     70,000          60
Indo Gulf Fertilizers &
 Chemicals - GDR (a)                                349,000         297
Infosys Technologies, Ltd. - ADR                      4,220         580
ITC, Ltd. - GDR                                      14,900         264
Larsen & Toubro, Ltd. - GDR                          11,750          72
Mahanagar Telephone Nigam,
 Ltd. - GDR                                          19,900         115
Perusahaan Persero Telekom - ADR                     32,616         171
Ranbaxy Laboratories, Ltd. - GDR                      6,000         102
Reliance Industries, Ltd. - GDR                     103,200       1,342
SSI, Ltd. Series S - GDR (a)                         28,700         136
State Bank of India - GDR                            14,100          93
Videsh Sanchar Nigam, Ltd. - ADR                     79,257         585
                                                             ----------
                                                                 11,648
                                                             ----------

                                                       Emerging Markets Fund 146

EMERGING MARKETS FUND

                                                                October 31, 2000


                                                                MARKET
                                                    NUMBER       VALUE
                                                      OF         (000)
                                                    SHARES         $
                                                   --------     --------

INDONESIA - 1.5%
Gulf Indonesia Resources, Ltd. (a)                   68,900         749
Indah Kiat Pulp & Paper
 (Alien Market) (a)                               1,162,000         127
PT Bank Central Asia (a)                          3,700,000         652
PT Bank Pan Indonesia (a)                         2,014,000          53
PT Gudang Garam                                     369,000         396
PT Hanjaya Mandala Sampoerna Tbk                    415,500         488
PT Indofood Sukses Makmur Tbk (a)                 3,407,500         282
PT Indosat (Persero) Tbk                            475,000         340
PT Indosat (Persero) Tbk - ADR                       15,800         112
PT Matahari Putra Prima Tbk                      11,000,000         676
PT Ramayana Lestari Sentosa                       1,564,000         753
PT Telekomunikasi Indonesia Series B              2,039,000         523
Semen Gresik                                        642,000         442
                                                             ----------
                                                                  5,593
                                                             ----------

ISRAEL - 4.4%
AudioCodes, Ltd. (a)                                 13,400         530
Bank Hapoalim, Ltd.                                 410,900       1,039
Bank Leumi Le-Israel                                686,736       1,349
Bezeq Israeli Telecommunication Corp.,
 Ltd.                                               137,523         688
Blue Square Israel, Ltd. - ADR                       13,720         127
Check Point Software
 Technologies, Ltd. (a)                              23,000       3,643
Clal Industries, Ltd.                                18,400         178
ECI Telecom, Ltd.                                     7,823         184
IDB Holding Corp., Ltd.                               5,464         176
Israel Chemicals, Ltd.                              881,724         860
Israel Discount Bank Series A                       300,000         302
Leumi Insurance Holdings                            182,550         147
M-Systems Flash Disk Pioneers, Ltd. (a)              21,400         530
Makhteshim-Agan Industries, Ltd.                    210,000         417
Nice Systems, Ltd. - ADR (a)                          7,230         336
Orbotech, Ltd. (a)                                   32,188       1,701
Partner Communications
 Co., Ltd. - ADR (a)                                  7,800          47
Property & Building Corp., Ltd.                       1,066          79
Scitex Corp., Ltd. (a)                               19,000         195
Supersol, Ltd.                                      110,000         363
Tecnomatix Technologies, Ltd. (a)                    41,500         246
Teva Pharmaceutical Industries,
 Ltd. - ADR                                          48,695       2,879
                                                             ----------
                                                                 16,016
                                                             ----------

JORDAN - 0.2%
Arab Bank Group                                       3,010         672
                                                             ----------

LUXEMBOURG - 0.2%
Millicom International Cellular SA (a)               28,300         858
                                                             ----------
                                                                    858
                                                             ----------

MALAYSIA - 4.4%
AMMB Holdings Berhad                                137,000         154
Berjaya Sports                                      124,000         163
Commerce Asset-Holding Berhad                       538,000       1,366
Genting Berhad                                      248,000         633
Golden Hope Plantation                              519,000         497
IJM Corp. Berhad                                    570,000         537
Malakoff Berhad                                     251,000         618
Malayan Banking Berhad                              542,000       2,168
Malaysian Pacific                                   109,000         617
Oriental Holdings Berhad                            651,200         788
Perusahaan Otomobil
 Nasional Berhad                                    124,000         136
Petronas Gas Berhad                                 168,000         305
Public Bank Berhad                                  878,000         758
Public Bank Berhad (Alien Market)                   494,000         424
Resorts World Berhad                                249,000         436
RHB Capital Berhad                                  202,000         163
Road Builder (M) Holdings Berhad                    440,000         463
Rothmans of Pall Mall
 (Malaysia) Berhad                                  106,200         971
Sime Darby Berhad                                   340,000         426
Tan Chong Motor Holdings                            600,000         194
Technical Resource Industries Berhad                164,000         133
Telekom Malaysia Berhad                             320,000         985
Tenaga Nasional Berhad                              809,000       2,619
UMW Holdings Berhad                                 115,000         145
United Engineers (Malaysia) Berhad                  295,000         419
YTL Corp. Berhad                                    182,000         191
                                                             ----------
                                                                 16,309
                                                             ----------

MEXICO - 14.2%
Alfa SA de CV Class A                                59,000         118
Carso Global Telecom Series A1 (a)                  798,100       1,782
Cemex SA de CV                                      354,678       1,491
Cemex SA de CV - ADR                                 61,101       1,291
Cemex SA de CV 2000 Warrants (a)                      1,737           3
Cemex SA de CV 2002 Warrants (a)                     20,000           9
Cifra SA de CV Class C (a)                          418,400         954
Cifra SA de CV Series V (a)                         833,500       2,005
Coca-Cola Femsa SA - ADR                             88,600       1,700
Compania Cervecerias Unidas
 SA - ADR                                            62,100       1,199
Controladora Comercial Mexicana
 SA de CV Units                                   1,102,000       1,222
Corporacion Interamericana de
 Entretenimiento SA Series B (a)                    565,400       2,554
Cydsa SA Series A                                   277,000         146
Empresa Nacional de Electricidad
 SA - ADR                                             5,993          63

147 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000


                                                              MARKET
                                                    NUMBER     VALUE
                                                      OF       (000)
                                                    SHARES       $
                                                   --------  ----------

Fomento Economico Mexicano SA de CV                 151,500         577
Fomento Economico Mexicano SA de CV Series
 B - ADR                                             55,350       2,114
Grupo Aeroportuario del Sureste SA de CV -
 ADR (a)                                              5,300          79
Grupo Elektra, SA de CV                             210,000         217
Grupo Financiero Banamex Accival SA de CV
 (Banacci) Class O (a)                            1,561,449       2,426
Grupo Financiero Banamex Accival Series
 O (a)                                              298,000         464
Grupo Financiero Bancomer SA de CV Series
 O (a)                                            1,520,800         942
Grupo Financiero Banorte SA
 de CV (a)                                          345,000         515
Grupo Financiero Inbursa SA
 de CV Class O (a)                                  172,000         656
Grupo Industrial Durango SA -
 ADR (a)                                             17,250         119
Grupo Iusacell SA de CV -
 ADR New (a)                                        107,500       1,398
Grupo Modelo SA de CV Series C                      336,500         897
Grupo Television SA de CV -
 GDR (a)                                             65,595       3,550
Hylsamex SA de CV Series B (a)                      230,000         225
Kimberly-Clark, Mexico Class A                      598,500       1,530
Nuevo Grupo Mexico SA Series B (a)                  151,100         502
Organizacion Soriana SA de CV Series B              103,000         323
Panamerican Beverages, Inc. Class A                 126,100       2,081
Seguros Comercial America
 Series B (a)                                        87,000         223
Telefonos de Mexico SA
 Series L - ADR                                     276,774      14,928
Tubos de Acero de Mexico SA                          28,300         430
TV Azteca SA de CV                                  222,000         171
TV Azteca SA de CV - ADR                            275,000       3,438
                                                             ----------
                                                                 52,342
                                                             ----------

PANAMA - 0.2%
Banco Latinoamericano de Exportaciones SA
 Class E                                             27,300         684
                                                             ----------

PERU - 0.4%
Compania de Minas Buenaventura SA Series B           21,800         141
Compania de Minas Buenaventura SA Series
 B - ADR                                             52,400         674
Credicorp, Ltd.                                      41,650         305
Enrique Ferreyros (a)                               236,970          40
Minsur SA                                            87,794          95
Southern Peru Copper Corp.                            7,300         102
                                                             ----------
                                                                  1,357
                                                             ----------

PHILIPPINES - 1.1%
Ayala Corp.                                         160,800          19
Equitable PCI Bank                                  620,200         697
First Philippine Holdings Corp.                     270,000         111
Manila Electric Co. Class B                       1,787,240       1,468
Metropolitan Bank & Trust Co.                       205,970         672
Philippine Long Distance
 Telephone Co.                                       16,100         244
Philippine Long Distance
 Telephone Co. - ADR                                 14,027         217
San Miguel Corp. Class B                             67,500          65
Security Bank Corp.                                 350,000         152
SM Prime Holdings                                 3,960,000         310
Universal Robina                                  3,213,000         229
                                                             ----------
                                                                  4,184
                                                             ----------

POLAND - 0.6%
Agora SA - GDR (a)                                    1,957          36
Bank Polska Kasa Opieki Grupa Pekao SA (a)            5,970          60
BRE Bank SA                                           1,843          42
Elektrim Spolka Akcyjna SA (a)                       50,053         397
KGHM Polska Miedz SA - GDR                           31,300         336
Polski Koncern Naftowy SA - GDR                      82,831         638
Powszechny Bank Kredytowy - GDR                       6,900         121
Prokom Software SA                                    9,700         382
Telekomunikacja Polska SA
 Class S - GDR                                       54,598         270
Telekomunikacja Polska SA
 Series A - GDR                                       6,140          30
WBK                                                   8,246          37
                                                             ----------
                                                                  2,349
                                                             ----------

                                                       Emerging Markets Fund 148

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                MARKET
                                                    NUMBER      VALUE
                                                      OF        (000)
                                                    SHARES        $
                                                  --------     --------

RUSSIA - 2.4%
Lukoil Oil Co. - ADR                                 64,516       3,445
Mobile Telesystems - ADR (a)                         28,989         801
OAO Gazprom - ADR (a)                                14,000         113
Rostelecom - ADR                                      7,200          63
Surgutneftegaz SP - ADR (a)                         266,545       3,425
Unified Energy Systems - ADR                         12,287         155
Unified Energy Systems - GDR                         25,138         318
Vimpel-Communications - ADR (a)                      22,100         431
                                                             ----------
                                                                  8,751
                                                             ----------

SINGAPORE - 0.9%
Asia Pulp & Paper Co, - ADR Ltd. (a)                 79,000         138
Datacraft Asia, Ltd. (a)                            288,600       1,977
Golden Agri-Resources, Ltd. (a)                     814,300         146
Total Access Communication, Ltd. (a)                381,000       1,212
                                                             ----------
                                                                  3,473
                                                             ----------

SOUTH AFRICA - 6.7%
AECI, Ltd.                                          474,000         699
African Bank Investments, Ltd. (a)                  204,900         162
Amalgamated Banks of South Africa                   356,567       1,212
Amalgamated Beverage
 Industries, Ltd.                                    30,971         160
Anglo American Platinum Corp., Ltd.                  56,200       2,192
Anglo American PLC                                    9,800         533
AngloGold, Ltd.                                      27,910         794
Ashanti Goldfields, Ltd. - ADR (a)                  147,178         414
Barlow, Ltd.                                         53,137         278
Billiton PLC                                         91,600         354
De Beers Centenary Linked Units                      69,654       1,916
Fedsure Holdings, Ltd.                               43,400         126
FirstRand, Ltd.                                     968,100         871
Forbes Group, Ltd.                                  489,368       1,039
Impala Platinum Holdings, Ltd.                       45,500       1,950
Imperial Holdings, Ltd. (a)                          67,188         470
Iscor, Ltd. (a)                                      74,960         119
Ixchange Technology
 Holdings, Ltd. (a)                                  67,000          58
JD Group, Ltd.                                       66,800         336
Johnnies Industrial Corp., Ltd.                       9,600         109
Liberty Life Association of Africa                   51,121         390
Lonmin PLC                                           33,376         412
Metro Cash and Carry, Ltd.                          423,659         178
Nampak, Ltd.                                        162,000         236
Nasionale Pers Beperk Class N                        18,000         134
Nedcor, Ltd.                                         39,927         750
PepsiCo International, Inc. (a)                       1,190           5
Primedia, Ltd.                                      494,700         364
Profurn, Ltd.                                       367,290         180
Rembrandt Group, Ltd.                               124,000         344
Remgro, Ltd. (a)                                    124,000         758
Sanlam, Ltd.                                      1,215,000       1,261
Sappi, Ltd.                                         180,900       1,237
Sasol                                               315,163       2,411
South African Breweries PLC                         199,000       1,198
Standard Bank Investment Corporation, Ltd.          136,260         477
Tongaat-Hulett Group, Ltd.                          103,000         432
Truworths International, Ltd.                           552           1
                                                             ----------
                                                                 24,560
                                                             ----------

SOUTH KOREA - 10.5%
Daelim Industrial Co.                               150,000         525
Doosan Corp. (a)                                     27,372         455
H&CB - GDR (a)                                        8,000         190
Hanil Cement Manufacturing
 Co., Ltd.                                           54,500         652
Hankuk Glass Industries, Inc.                        63,000         803
Hite Brewery Co., Ltd.                                9,600         430
Housing & Commercial Bank, Korea                     42,360       1,019
Hyundai Electronics Industries Co. (a)               66,540         409
Hyundai Motor Co., Ltd.                              37,428         428
Kookmin Bank                                        281,388       3,216
Kookmin Bank - GDR (a)                                4,500          52
Korea Electric Power Corp.                          174,638       3,900
Korea Electric Power Corp. - ADR                     22,648         276
Korea Telecom Corp.                                  63,930       3,764
Korea Telecom Corp. - ADR                            43,679       1,611
Korea Telecom Freetel (a)                            18,100         638
Korea Tobacco & Ginseng Corp.                        49,900         792
Korean Telecom Corp.
 2001 Warrants (a)                                   48,980         680
LG Chemical, Ltd.                                    69,780         687
Locus Corp. (a)                                         429          10
Lotte Confectionery Co.                               5,200         425
Pohang Iron & Steel Co., Ltd.                         8,271         481
S1 Corp.                                             69,881         725
Samsung Display Devices Co.                          13,062         509
Samsung Electronics (a)                              46,310       5,801
Samsung Electronics - GDR (144A)                     23,019         748
Samsung Electronics - GDR                             4,700         345
Samsung Securities Co., Ltd.                         37,528         680
Seoul City Gas Co., Ltd.                             17,000         260
Shin Han Bank                                       118,530       1,188
SK Telecom Co., Ltd. (a)                             20,280       4,321
Ssangyong Oil Refining Co.                           84,640       2,106
Tae Young Corp.                                      12,139         266
                                                             ----------
                                                                 38,392
                                                             ----------

149 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000

                                                                MARKET
                                                    NUMBER      VALUE
                                                      OF        (000)
                                                    SHARES        $
                                                   --------  ----------

SRI LANKA - 0.1%
Development Finance Corp. of Ceylon                  97,221         123
John Keells Holdings, Ltd.                          195,906         107
                                                             ----------
                                                                    230
                                                             ----------

TAIWAN - 7.1%
Acer Communications & Multimedia, Inc. -
 GDR (a)                                             26,400         165
Acer, Inc. - GDR                                    408,978       1,677
Advanced Semiconductor Engineering, Inc. -
 ADR (a)                                             40,765         247
ASE Test, Ltd. (a)                                   18,000         277
Asia Cement Corp. - GDR                             220,860       1,126
Asustek Computer, Inc. - GDR (Regd)                 157,432         850
China Steel Corp. - GDR (a)                         120,376       1,360
Compal Electronics, Inc. - GDR                      140,084       1,093
Evergreen Marine Corp. - GDR (a)                     66,573         416
Far Eastern Textile, Ltd. - GDR                     147,864       1,168
Foreign & Colonial Emerging Markets Taiwan
 Investment Co. (a)                                 165,200       1,703
Fubon Insurance Co., Ltd. - GDR                      98,918         579
Hon Hai Precision Industry Co.,
 Ltd. - GDR                                          63,852         730
Macronix International Co.,
 Ltd. - ADR                                          31,499         445
Phoenixtec Power Co., Ltd.                          155,100         130
Powerchip Semiconductor
 Corp. - GDR (a)                                     71,422         464
Siliconware Precision Industries
 Co. - ADR (a)                                      123,283         485
Synnex Technology International Corp.
 (Regd) - GDR                                        26,228         214
Taiwan Semiconductor
 Manufacturing Co., Ltd.                            411,500       1,249
Taiwan Semiconductor Manufacturing Co.,
 Ltd. 2001 Warrants (a)                             457,000       1,451
Taiwan Semiconductor Manufacturing Co.,
 Ltd. - ADR (a)                                     184,574       4,186
United Microelectronics Corp. -
 ADR (a)                                            440,500       5,011
Winbond Electronics Corp. - GDR                          69           1
Winbond Electronics Corp. - GDR (a)                 103,013         984
Winbond Electronics Corp.
 2001 Warrants (a)                                   36,000          35
                                                             ----------
                                                                 26,046
                                                             ----------

THAILAND - 0.9%
Advanced Information Services
 (Alien Market) (a)                                  25,000         205
Bangkok Bank PLC (Alien Market) (a)                  95,000          81
Bangkok Expressway PLC (a)                           57,000           7
Bangkok Expressway PLC (Alien Market) (a)            58,000           8
BEC World PLC (Alien Market)                          8,000          37
Delta Electronics (Thailand) PLC                     27,300         125
Electricity Generating PLC
 (Alien Market)                                       5,000           5
Jasmine International PLC
 (Alien Market) (a)                                 700,000         137
National Petrochemical PLC
 (Alien Market)                                     880,000         590
PTT Exploration and
 Production PLC (a)                                 406,600         970
Siam Cement Co. (Alien Market) (a)                    4,000          38
Siam City Cement PLC (Alien Market) (a)             145,000         343
Siam Makro PLC (Alien Market)                         3,000           4
TelecomAsia (Alien Market) (a)                      223,000         134
Thai Farmers Bank (Alien Market) (a)              1,200,900         621
                                                             ----------
                                                                  3,305
                                                             ----------

TURKEY - 5.7%
Akbank TAS                                       58,138,900         375
Anadolu Efes Biracilik ve Malt Sanayii
 AS (a)                                          35,010,261       2,052
Arcelik AS                                       20,235,230         652
Brisa Bridgestone Sabanci Lastik
 San. Ve Tic AS                                  12,650,000         667
Dogan Sirketler Grubu Holding AS (a)             20,041,000         345
Dogan Yayin Holding AS (a)                       16,201,663         211
Eregli Demir ve Celik
 Fabrikalari TAS (a)                              2,000,000          63
Haci Omer Sabanci Holding AS                     30,641,952         310
Haci Omer Sabanci
 Holding AS - ADR                                   252,472         619
Hurriyet Gazetecilik ve
 Matbaacilik AS (a)                              35,739,900         429
Koc Holding AS                                   25,681,580       1,637
Migros                                           16,240,800       2,237
Sasa Suni ve Sentetik Elyaf Sanayii Anonim
 Sirketi (a)                                      5,000,000         145
Tupras                                           17,100,000         777
Turkcell Iletisim Hizmetleri AS (a)              25,153,500       1,106

                                                       Emerging Markets Fund 150

EMERGING MARKETS FUND

                                                                October 31, 2000


                                                                 MARKET
                                                   NUMBER        VALUE
                                                     OF          (000)
                                                   SHARES          $
                                                -----------    ----------

Turkcell Iletisim Hizmetleri
 AS - ADR (a)                                        58,900           644
Turkiye Garanti Bankasi AS (a)                  197,106,380         2,022
Turkiye Is Bankasi                              106,938,328         2,036
Vestel Elektronik Sanayi ve Ticaret AS (a)        1,627,720           334
Yapi ve Kredi Bankasi AS                        510,117,560         4,410
                                                               ----------
                                                                   21,071
                                                               ----------

UNITED KINGDOM - 1.4%
Dimension Data Holdings PLC (a)                     407,857         3,514
Genesis Smaller Companies Fund (a)                  131,135         1,677
                                                               ----------
                                                                    5,191
                                                               ----------

UNITED STATES - 0.0%
Tricom SA - ADR (a)                                   7,800           105
                                                               ----------
                                                                      105
                                                               ----------

VENEZUELA - 0.1%
Mavesa SA - ADR                                     127,875           535
                                                               ----------
                                                                      535
                                                               ----------

ZIMBABWE - 0.1%
Delta Corp.                                       1,010,343           220
                                                               ----------

TOTAL COMMON STOCKS
(cost $358,563)                                                   318,448
                                                               ----------

PREFERRED STOCKS - 8.2%
ARGENTINA - 0.2%
Quilmes Industrial Quinsa                            74,800           617
 Societe - ADR                                                 ----------

BRAZIL - 7.1%
Aracruz Celulose SA - ADR                            29,000           435
Banco Bradesco SA                               232,949,984         1,483
Banco Itau SA                                    29,389,880         2,286
Companhia Brasileira de Distribuicao Grupo
 Pao de Acucar - ADR                                 77,900         2,775
Companhia de Bebidas das
 Americas - ADR                                      26,700           602
Companhia de Bebidas das Americas                 5,375,000         1,199
Companhia Paranaense de Energia - Copel
 Class B                                        107,147,000           973
Companhia Paranaense de Energia - Copel
 Class B - ADR                                       31,800           288
Companhia Vale Do Rio Doce
 Series A                                            78,200         1,802
Coteminas (Cia Tec)                               5,160,171           381
Duratex SA (BR)                                   3,500,000           105
Eletropaulo Metropolitana-Electricidade de
 Sao Paulo SA                                     4,210,000           236
Embratel Participacoes SA                        14,941,500           240
Embratel Participacoes SA - ADR                      94,534         1,530
Gerdau SA                                         2,000,000            21
Itausa Investimentos Itau SA                        849,700           721
Marcopolo SA                                        471,400           568
Petroleo Brasileiro SA                               66,220         1,756
Tele Celular Sul Participacoes SA                82,013,296           204
Tele Centro Sul Participacoes SA                 33,594,600           364
Tele Nordeste Celular Participacoes SA -
 ADR                                                  4,900           202
Tele Norte Leste Participacoes SA                36,111,753           788
Tele Norte Leste Participacoes
 SA - ADR                                            78,862         1,745
Telecomunicacoes do Parana SA                    33,150,000           255
Telemig Celular Participacoes SA                 85,821,000           224
Telemig Celular SA Class C                           35,333             1
Telesp Celular Participacoes SA                 154,274,690         1,825
Telesp Celular Participacoes
 SA - ADR                                            10,600           335
Uniao de Bancos Brasileiros
 SA (Units)                                       6,109,000           309
Uniao de Bancos Brasileiros
 SA - GDR                                            27,400           692
Usinas Siderurgicas de Minas
 Gerais SA                                          194,140           997
Votorantim Celulose e Papel
 SA                                              29,200,000           976
                                                               ----------
                                                                   26,318
                                                               ----------

RUSSIA - 0.4%
Lukoil Holding Oil Co. - ADR                         66,750         1,468
                                                               ----------

SOUTH KOREA - 0.1%
Samsung Electronic, Ltd.                              5,700           292
                                                               ----------

THAILAND - 0.4%
Siam Commercial Bank                              3,669,500         1,522
                                                               ----------

TOTAL PREFERRED STOCKS
(cost $28,126)                                                     30,217
                                                               ----------


151 Emerging Markets Fund

EMERGING MARKETS FUND

                                                                October 31, 2000



                                                 PRINCIPAL     MARKET
                                                  AMOUNT       VALUE
                                                   (000)       (000)
                                                     $           $
                                                 ----------  ----------

LONG-TERM INVESTMENTS - 0.0%
BRAZIL - 0.0%
Companhia Vale do Rio Doce (a)(c)
 Variable Rate due 12/12/09                          47,267           0

TAIWAN - 0.0%
Far Eastern Textile, Ltd. (conv.)(a)
 Zero Coupon due 01/26/05                            65,000          64
                                                             ----------

TOTAL LONG-TERM INVESTMENTS
(cost $65)                                                           64
                                                             ----------

SHORT-TERM INVESTMENTS - 5.1%
UNITED STATES - 5.1%
Frank Russell Investment Company
 Money Market Fund,                                  18,919      18,919
 due on demand (b)                                           ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $18,919)                                                   18,919
                                                             ----------

TOTAL INVESTMENTS - 100.0%
(identified cost $405,673)                                      367,648

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                          169
                                                             ----------

                                                                367,817
NET ASSETS - 100.0%                                          ==========


FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS



  SOLD CONTRACTS TO     BOUGHT IN                      UNREALIZED
       DELIVER          EXCHANGE                      APPRECIATION
         OUT               FOR         SETTLEMENT    (DEPRECIATION)
        (000)             (000)           DATE           (000)
  -----------------   --------------   -----------  ----------------
  USD            54   CZK      2,252    11/02/00    $              1
  USD           266   GRD    107,668    11/02/00                   3
  USD             3   THB        126    11/02/00                  --
  USD            20   TRL 13,724,981    11/01/00                  --
  USD            83   ZAR        629    11/01/00                  --
  BRL            95   USD         49    11/01/00                  (1)
                                                    ----------------
                                                    $              3
                                                    ================


(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) This security has been valued by the Security Valuation Committee, delegated by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
GDR - Global Depositary Receipt
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

Foreign Currency Abbreviations:
BRL - Brazilian real
CZK - Czech koruna
GRD - Greek drachma
THB - Thailand baht
TRL - Turkish lira
USD - United States dollar
ZAR - South African rand


  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund 152

EMERGING MARKETS FUND

                                                                October 31, 2000


                                                     MARKET
                                       % OF          VALUE
INDUSTRY DIVERSIFICATION               NET           (000)
(Unaudited)                           ASSETS           $
                                    ---------       --------

Auro & Transportation                  1.4%            5,231
Basic Industries                       0.8             2,880
Consumer Discretionary                 7.6            27,941
Consumer Staples                       7.3            26,721
Energy                                 8.6            31,702
Financial Services                    19.7            72,523
Health Care                            1.7             6,123
Materials & Processing                 9.3            34,301
Miscellaneous                          2.8            10,076
Producer Durables                      3.7            13,475
Technology                            10.1            37,067
Utilities                             21.9            80,625
Long-Term Investments                   --                64
Short-Term Investments                 5.1            18,919
                                    ---------       --------

Total Investments                    100.0           367,648
Other Assets and Liabilities, net       --               169
                                    ---------       --------

Net Assets                           100.0%          367,817
                                    =========       ========


                                                     MARKET
GEOGRAPHIC DIVERSIFICATION             % OF          VALUE
(Unaudited)                            NET           (000)
                                      ASSETS           $
                                    ---------       --------

Europe                                 8.2%           30,187
Latin America                         29.2           107,377
Pacific Basin                         33.7           123,434
Middle East                           14.3            52,562
Africa                                 6.7            24,781
Other                                  2.8            10,324
Long-Term Investments                   --                64
Short-Term Investments                 5.1            18,919
                                    ---------       --------

Total Investments                    100.0           367,648
Other Assets and Liabilities, net       --               169
                                    ---------       --------

Net Assets                           100.0%          367,817
                                    =========       ========

See accompanying notes which are an integral part of the financial statements.

153 Emerging Markets Fund

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                October 31, 2000

ASSETS
Investments at market (identified cost $405,673)  ...................................   $ 367,648
Foreign currency holdings (identified cost $2,503)  .................................       2,465
Unrealized appreciation on foreign currency exchange spot
contracts ...........................................................................           4
Receivables:
 Dividends and interest .............................................................         596
 Investments sold ...................................................................       1,027
 Fund shares sold ...................................................................       1,759
 From Advisor .......................................................................           7
Prepaid expenses ....................................................................           3
                                                                                        ---------

   Total assets .....................................................................     373,509

LIABILITIES
Payables:
 Investments purchased ..................................................   $   4,448
 Fund shares redeemed ...................................................         420
 Accrued fees to affiliates .............................................         602
 Other accrued expenses .................................................         221
Unrealized depreciation on foreign currency exchange spot contracts .....           1
                                                                            ---------

   Total liabilities ................................................................       5,692
                                                                                        ---------

NET ASSETS ..........................................................................   $ 367,817
                                                                                        =========
NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ........................   $  (1,218)
Accumulated net realized gain (loss)  ...............................................     (67,155)
Unrealized appreciation (depreciation) on:
 Investments ........................................................................     (38,025)
 Foreign currency-related transactions ..............................................         (64)
Shares of beneficial interest .......................................................         398
Additional paid-in capital ..........................................................     473,881
                                                                                        ---------

NET ASSETS ..........................................................................   $ 367,817
                                                                                        =========
NET ASSET VALUE, offering and redemption price per share:
 Class C ($2,228,248 divided by 243,603 shares of $.01 par
 value shares of beneficial interest outstanding)  ..................................   $    9.15
                                                                                        =========
 Class E ($6,387,933 divided by 691,003 shares of $.01 par
 value shares of beneficial interest outstanding)  ..................................   $    9.24
                                                                                        =========
 Class S ($359,201,208 divided by 38,831,175 shares of $.01 par
 value shares of beneficial interest outstanding)  ..................................   $    9.25
                                                                                        =========

  See accompanying notes which are an integral part of the financial statements.


                                                       Emerging Markets Fund 154

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

Amounts in thousands


                                                             TEN MONTHS ENDED      YEAR ENDED
                                                             OCTOBER 31, 2000    DECEMBER 31, 1999
                                                             ----------------    -----------------
INVESTMENT INCOME
 Dividends ...............................................   $          6,456    $           7,347
 Dividends from Money Market Fund ........................              1,113                  894
 Less foreign taxes withheld .............................               (622)                (607)
                                                             ----------------    -----------------

   Total investment income ...............................              6,947                7,634

EXPENSES
 Advisory fees ...........................................              4,095                4,046
 Administrative fees .....................................                179                  177
 Custodian fees ..........................................              1,164                1,137
 Distribution fees - Class C .............................                 13                    4
 Transfer agent fees .....................................              1,133                1,161
 Professional fees .......................................                 94                   48
 Registration fees .......................................                 72                   95
 Shareholder servicing fees - Class C ....................                  5                    1
 Shareholder servicing fees - Class E ....................                 13                    8
 Trustees' fees ..........................................                 13                    6
 Miscellaneous ...........................................                106                   72
                                                             ----------------    -----------------

 Expenses before reductions ..............................              6,887                6,755
 Expense reductions ......................................                (31)                  --
                                                             ----------------    -----------------

   Expenses, net .........................................              6,856                6,755
                                                             ----------------    -----------------

Net investment income ....................................                 91                  879
                                                             ----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .............................................              7,586               (2,140)
 Foreign currency-related transactions ...................               (698)              (2,085)
                                                             ----------------    -----------------
                                                                        6,888               (4,225)
                                                             ----------------    -----------------

Net change in unrealized appreciation
(depreciation) on:
 Investments .............................................           (130,365)             153,342
 Foreign currency-related transactions ...................                (53)                  (7)
                                                             ----------------    -----------------
                                                                     (130,418)             153,335
                                                             ----------------    -----------------

Net realized and unrealized gain (loss)  .................           (123,530)             149,110
                                                             ----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....   $       (123,439)   $         149,989
                                                             ================    =================


See accompanying notes which are an integral part of the financial statements.


155 Emerging Markets Fund

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                                     TEN MONTHS ENDED        YEAR ENDED          YEAR ENDED
                                                                     OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                     ----------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................   $            91      $           879      $         4,050
 Net realized gain (loss)  .......................................             6,888               (4,225)             (57,573)
 Net change in unrealized  appreciation (depreciation)  ..........          (130,418)             153,335              (57,066)
                                                                     ---------------      ---------------      ---------------

   Net increase (decrease) in net assets from operations..........          (123,439)             149,989             (110,589)
                                                                     ---------------      ---------------      ---------------

DISTRIBUTIONS
 From net investment income
   Class C .......................................................                (3)                  --                   --
   Class E .......................................................               (22)                 (16)                  --
   Class S .......................................................            (2,029)              (3,161)              (2,472)
                                                                     ---------------      ---------------      ---------------

     Net decrease in net assets from distributions................            (2,054)              (3,177)              (2,472)
                                                                     ---------------      ---------------      ---------------

SHARE TRANSACTIONS
 Net increase (decrease) in net  assets from share transactions ..            54,571               (2,461)              74,397
                                                                     ---------------      ---------------      ---------------


TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................           (70,922)             144,351              (38,664)

NET ASSETS
 Beginning of period .............................................           438,739              294,388              333,052
                                                                     ---------------      ---------------      ---------------

 End of period (including accumulated distributions in excess of net investment income of $1,218  and $2,814 and undistributed
   net investment income of $495, respectively)...................   $       367,817      $       438,739      $       294,388
                                                                     ===============      ===============      ===============


  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund 156

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             2000*      1999**
                                                          ----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $    12.47  $    8.07
                                                          ----------  ---------


INCOME FROM OPERATIONS
 Net investment income (loss)(a)  .....................         (.10)      (.12)
 Net realized and unrealized gain (loss)  .............        (3.20)      4.57
                                                          ----------  ---------

   Total income from operations .......................        (3.30)      4.45
                                                          ----------  ---------

DISTRIBUTIONS
 From net investment income ...........................         (.02)      (.05)
                                                          ----------  ---------

NET ASSET VALUE, END OF PERIOD ........................   $     9.15  $   12.47
                                                          ==========  =========

TOTAL RETURN (%)(b)  ..................................       (26.51)     55.43

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .............        2,228      1,631

 Ratios to average net assets (%)(c):
   Operating expenses, net ............................         2.91       2.91
   Operating expenses, gross ..........................         2.92       2.91
   Net investment income (loss)  ......................        (1.02)     (1.23)

 Portfolio turnover rate (%)  .........................        73.11      94.85

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Not annualized.
(c) Annualized.


157 Emerging Markets Fund

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                    2000*        1999         1998**
                                                 ----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD .........   $    12.51   $     8.48    $     7.37
                                                 ----------   ----------    ----------


INCOME FROM OPERATIONS
 Net investment income (loss)(a)  ............         (.03)        (.04)         (.02)
 Net realized and unrealized gain (loss)  ....        (3.20)        4.14          1.13
                                                 ----------   ----------    ----------


   Total income from operations ..............        (3.23)        4.10          1.11
                                                 ----------   ----------    ----------

DISTRIBUTIONS
 From net investment income ..................         (.04)        (.07)           --
                                                 ----------   ----------    ----------

NET ASSET VALUE, END OF PERIOD ...............   $     9.24   $    12.51    $     8.48
                                                 ==========   ==========    ==========

TOTAL RETURN (%)(b)  .........................       (25.90)       48.71         15.06

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ...        6,388        6,314            39

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ...................         2.16         2.17            --
   Operating expenses, gross .................         2.17         2.17            --
   Net investment income (loss)  .............         (.30)        (.40)           --

 Portfolio turnover rate (%)  ................        73.11        94.85         59.35

*   For the ten months ended October 31, 2000.
**  For the period September 22, 1998 (commencement of sale) to December 31,
    1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the periods less than one year are annualized.
(d) The ratios for the period ended December 31, 1998 are not meaningful due to the Class's short period of operation.


                                                       Emerging Markets Fund 158

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                       YEARS ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                      2000*         1999        1998          1997          1996         1995
                                                    ---------    ---------    ---------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $   12.52    $    8.48    $   11.79    $    12.35    $    11.16    $    12.25
                                                    ---------    ---------    ---------    ----------    ----------    ----------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)**  .............          --          .03          .12           .14           .10           .11
 Net realized and unrealized gain (loss)  .......       (3.21)        4.10        (3.35)         (.56)         1.26         (1.12)
                                                    ---------    ---------    ---------    ----------    ----------    ----------

   Total income from operations .................       (3.21)        4.13        (3.23)         (.42)         1.36         (1.01)
                                                    ---------    ---------    ---------    ----------    ----------    ----------

DISTRIBUTIONS
 From net investment income .....................        (.06)        (.09)        (.08)         (.14)         (.17)         (.05)
 From net realized gain .........................          --           --           --            --            --          (.03)
                                                    ---------    ---------    ---------    ----------    ----------    ----------

   Total distributions ..........................        (.06)        (.09)        (.08)         (.14)         (.17)         (.08)
                                                    ---------    ---------    ---------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD ..................   $    9.25    $   12.52    $    8.48    $    11.79    $    12.35    $    11.16
                                                    =========    =========    =========    ==========    ==========    ==========

TOTAL RETURN (%)(b)(c) ..........................      (25.79)       49.03       (27.57)        (3.45)        12.26         (8.21)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ......     359,201      430,794      294,349       333,052       271,490       172,673

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ......................        1.91         1.91         1.75          1.64          1.71          1.75
   Operating expenses, gross ....................        1.92         1.91         1.75          1.64          1.72          1.80
   Net investment income (loss)  ................        (.02)         .26         1.20           .87           .77           .88

 Portfolio turnover rate (%)  ...................       73.11        94.85        59.35         50.60         34.62         71.16

*   For the ten months ended October 31, 2000.
**  Less than $.01 per share for the period ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.
(d) The ratios for the periods less than one year are annualized.


159 Emerging Markets Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: To generate a high level of total return through above-average current income, while maintaining the potential for capital appreciation.

INVESTS IN: Equity securities of companies in the real estate industry.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of three managers with distinct approaches to investing in real estate equity securities.

                                    [GRAPH]

                         GROWTH OF A $10,00 INVESTMENT

      DATES        REAL ESTATE SECURITIES - CLASS S      NAREIT EQUITY REIT **
    Inception*                  $10,000                         $10,000
       1991                     $13,520                         $13,583
       1992                     $16,281                         $15,943
       1993                     $21,302                         $21,007
       1994                     $20,115                         $19,751
       1995                     $22,412                         $22,162
       1996                     $28,049                         $27,638
       1997                     $36,931                         $36,696
       1998                     $32,604                         $32,002
       1999                     $31,167                         $29,749
       2000                     $38,960                         $35,188
    ----------                 --------                        --------
      Total                    $271,342                        $263,718
    ==========                 ========                        ========

                        Yearly periods ended October 31

REAL ESTATE SECURITIES FUND - CLASS S                REAL ESTATE SECURITIES FUND - CLASS C ++++
PERIODS ENDED   GROWTH OF      TOTAL                 PERIODS ENDED     GROWTH OF        TOTAL
  10/31/00       $10,000       RETURN                  10/31/00         $10,000        RETURN
--------------------------------------------         -----------------------------------------------
1 Year           $12,500       25.00%                1 Year             $12,373        23.73%
5 Years          $17,384       11.68%(S)             5 Years            $16,879        11.02%(S)
10 Years         $38,960       14.56%(S)             10 Years           $37,828        14.22%(S)

REAL ESTATE SECURITIES FUND - CLASS E ++             NAREIT EQUITY REIT INDEX
PERIODS ENDED   GROWTH OF       TOTAL                PERIODS ENDED     GROWTH OF        TOTAL
  10/31/00       $10,000       RETURN                  10/31/00         $10,000        RETURN
--------------------------------------------         -----------------------------------------------
1 Year           $12,462       24.62%                1 Year             $11,828        18.28%
5 Years          $17,094       11.30%(S)             5 Years            $15,878         9.69%(S)
10 Years         $38,309       14.36%(S)             10 Years           $35,188        13.41%(S)

161 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Real Estate Securities Fund's Class S, Class E and Class C shares gained 18.53%, 18.24%, and 17.54%, respectively. This compared favorably to the 16.55% return for the NAREIT Equity REIT Index. The stock selection strategies employed by the Fund's managers proved highly effective in capturing opportunities over the period.

The Fund's performance for the ten month period reinforced the reasons for including real estate in a diversified portfolio. As the equities market faced increasing challenges, particularly from the Technology sector, real estate showed improving strength as investors looked for an asset class to hedge against the volatility in the stock market.

PORTFOLIO HIGHLIGHTS
During the period, fundamentals improved and REIT prices generally rose, however, sector leadership roles changed from quarter to quarter. The Fund and the Index enjoyed a particularly strong first quarter, with Lodging/Resorts posting the strongest sector gains. Lagging the group during that period was Health Care, Manufactured Housing, and free-standing Retail. However, during the second quarter the Office and Multi-Family sectors took the lead, while Health Care, along with the Office and Residential sectors turned in strong results in the final months of the period.

Notably, cash flows into REITS have reversed course this year. Although still tepid, approximately $400 million in new capital flowed into REITS during 2000, after approximately $900 million exited REITS during 1999, a particularly poor performing year for real estate investors.

The Real Estate Securities Fund's manager lineup was expanded in March with the addition of Security Capital Global Capital Management Group. This manager focuses on companies with the ability to generate strong net cash flows, with effective underlying management strategies, financial flexibility, and sources of growth. The addition of Security Capital resulted in a change in the allocation of the Fund's assets. Security Capital's target allocation is 25% while Cohen and Steers Capital Management's new target allocation is 45%, down from 70%. AEW Capital Management's 30% allocation remained unchanged.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                          October 31, 2000

Equity Office Properties Trust                                    7.4%
Avalonbay Communities, Inc.                                       5.0
Starwood Hotels & Resorts Worldwide, Inc.                         4.8
Apartment Investment & Management Co. Class A                     4.4
Equity Residential Properties Trust                               4.4
Boston Properties, Inc.                                           4.4
Spieker Properties, Inc.                                          4.3
Vornado Realty Trust                                              4.2
Arden Realty Group, Inc.                                          3.3
Mack-Cali Realty Corp.                                            3.1

PORTFOLIO CHARACTERISTICS
                                                             October 31, 2000

Current P/E Ratio                                                 15.6x
Portfolio Price/Book Ratio                                        1.48x
Market Capitalization - $-Weighted Average                     3.02 Bil
Number of Holdings                                                   59


MONEY MANAGERS


AEW Capital Management, L.P.
Cohen & Steers Capital Management, Inc.
Security Capital Global
 Capital Management Group Incorporated




The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* Real Estate Securities Fund Class S assumes initial investment on November 1, 1990.

** NAREIT Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ Real Estate Securities Fund Class S performance has been linked with Class E to provide historical perspective. For the period, November 4, 1996 (commencement of sale) through May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Real Estate Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                 Real Estate Securities Fund 162

REAL ESTATE SECURITIES FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000


                                                              MARKET
                                                   NUMBER     VALUE
                                                     OF       (000)
                                                   SHARES       $
                                                 ---------  ----------
COMMON STOCKS (B) - 96.5%
APARTMENT - 26.3%
Amli Residential Properties Trust                  203,600       4,708
Apartment Investment & Management Co.
 Class A                                           670,215      30,620
Archstone Communities Trust                        440,724      10,385
Avalonbay Communities, Inc.                        753,130      34,597
Brookfield Properties Corp.                        970,200      14,856
Camden Property Trust                              185,429       5,308
Equity Residential Properties Trust                646,688      30,435
Essex Property Trust, Inc.                         237,500      12,350
Post Properties, Inc.                              316,146      11,045
Smith (Charles E.) Residential
 Realty, Inc.                                      434,750      19,129
Summit Properties, Inc.                            133,600       3,206
Sun Communities, Inc.                               73,600       2,236
United Dominion Realty Trust, Inc.                  40,800         428
                                                            ----------
                                                               179,303
                                                            ----------

HEALTH CARE - 4.4%
Health Care Property Investors, Inc.               493,300      14,491
Manor Care, Inc. (a)                               301,300       5,028
Nationwide Health Properties, Inc.                 718,200      10,728
                                                            ----------
                                                                30,247
                                                            ----------

HOTELS/LEISURE - 6.8%
Hospitality Properties Trust                       212,600       4,584
Host Marriott Corp.                                510,400       5,423
MeriStar Hospitality Corp.                         182,900       3,498
Starwood Hotels & Resorts Worldwide,
 Inc.                                            1,115,600      33,050
                                                            ----------
                                                                46,555
                                                            ----------

LEASING - 0.3%
Franchise Finance Corp. of America                  93,000       1,889
                                                            ----------

OFFICE/INDUSTRIAL - 40.5%
AMB Property Corp.                                 585,900      13,769
Arden Realty Group, Inc.                           947,850      22,748
Boston Properties, Inc.                            750,150      30,381
Cabot Industrial Trust                              89,400       1,687
CarrAmerica Realty Corp.                           145,200       4,292
Cousins Properties, Inc.                           119,600       3,110
Crescent Operating, Inc. (a)                        26,300          24
Crescent Real Estate Equities, Inc.                419,900       8,450
Duke-Weeks Realty Corp.                            336,819       7,978
Equity Office Properties Trust                   1,707,387      51,435
First Industrial Realty Trust, Inc.                 99,500       3,072
Frontline Capital Group (a)                        269,100       3,835
Highwoods Properties, Inc.                         253,400       5,480
Kilroy Realty Corp.                                182,100       4,746
Liberty Property Trust                             457,400      12,093
Mack-Cali Realty Corp.                             795,100      21,567
Pacific Gulf Properties, Inc.                      117,000       3,108
Prentiss Properties Trust                          544,000      13,804
ProLogis Trust                                     862,118      18,104
Reckson Associates Realty Corp.                    440,600       9,969
SL Green Realty Corp.                              222,400       5,963
Spieker Properties, Inc.                           531,000      29,404
Trizec Hahn Corp.                                   92,600       1,384
                                                            ----------
                                                               276,403
                                                            ----------

OUTLET CENTERS - 0.5%
Chelsea GCA Realty, Inc.                           104,900       3,383
                                                            ----------

REGIONAL MALLS - 6.9%
General Growth Properties, Inc.                    673,500      19,868
Macerich Co. (The)                                 265,200       5,205
Rouse Co. (The)                                    239,100       5,903
Simon Property Group, Inc.                         540,450      12,059
Taubman Centers, Inc.                               37,100         406
Urban Shopping Centers, Inc.                        81,600       3,912
                                                            ----------
                                                                47,353
                                                            ----------

SELF STORAGE - 2.5%
Public Storage, Inc.                               676,056      15,211
Shurgard Storage Centers, Inc.
 Class A                                            79,800       1,810
                                                            ----------
                                                                17,021
                                                            ----------

SHOPPING CENTER - 8.3%
Federal Realty Investment Trust                    443,800       8,543
Kimco Realty Corp.                                 323,900      13,037
Pan Pacific Retail Properties, Inc.                 61,400       1,255
Philips International Realty Corp.                  79,600       1,323
Regency Realty Corp.                               144,400       3,249
Vornado Realty Trust                               831,100      28,933
                                                            ----------
                                                                56,340
                                                            ----------

TOTAL COMMON STOCKS
(cost $586,028)                                                658,494
                                                            ----------

163 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

                                                                October 31, 2000

                                             PRINCIPAL        MARKET
                                              AMOUNT           VALUE
                                               (000)           (000)
                                                 $               $
                                            -----------     ----------

SHORT-TERM INVESTMENTS - 4.9%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (c)                               33,152         33,152
                                                            ----------

TOTAL SHORT-TERM INVESTMENTS
(cost $33,152)                                                  33,152
                                                            ----------

TOTAL INVESTMENTS - 101.4%
(identified cost $619,180)                                     691,646

OTHER ASSETS AND LIABILITIES,
NET - (1.4%)                                                    (9,630)
                                                            ----------
NET ASSETS - 100.0%                                            682,016
                                                            ==========


(a) Nonincome-producing security.
(b) All common stocks held are Real Estate Investment Trusts (REIT) with the exception of the following:
     Brookfield Properties Corp.
     Crescent Operating, Inc.
     Host Marriott Corp.
     Manor Care, Inc.
     Rouse Co. (The)
     Starwood Hotels & Resorts Worldwide, Inc.
     Trizek Hahn Corp.
(c) At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund 164

REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000


ASSETS
Investments at market (identified cost $619,180)  ..........................   $ 691,646
Receivables:
 Dividends .................................................................         599
 Investments sold ..........................................................       2,146
 Fund shares sold ..........................................................         783
Prepaid expenses ...........................................................           6
                                                                               ---------
   Total assets ............................................................     695,180

LIABILITIES
Payables:
 Investments purchased .........................................   $  11,681
 Fund shares redeemed ..........................................         672
 Accrued fees to affiliates ....................................         728
 Other accrued expenses ........................................          83
                                                                   ---------
   Total liabilities .......................................................      13,164
                                                                               ---------
NET ASSETS .................................................................   $ 682,016
                                                                               =========
NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ...............   $    (570)
Accumulated net realized gain (loss)  ......................................     (32,902)
Unrealized appreciation (depreciation) on investments ......................      72,466
Shares of beneficial interest ..............................................         260
Additional paid-in capital .................................................     642,762
                                                                               ---------
NET ASSETS .................................................................   $ 682,016
                                                                               =========
NET ASSET VALUE, offering and redemption price per share:
 Class C ($3,393,235 divided by 130,878 shares of $.01 par value
   shares of beneficial interest outstanding) ..............................   $   25.93
                                                                               =========
 Class E ($9,093,863 divided by 348,879 shares of $.01 par value
   shares of beneficial interest outstanding) ..............................   $   26.07
                                                                               =========
 Class S ($669,528,433 divided by 25,532,481 shares of $.01 par value
   shares of beneficial interest outstanding) ..............................   $   26.22
                                                                               =========

See accompanying notes which are an integral part of the financial statements.

165  Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                                TEN MONTHS ENDED      YEAR ENDED
                                                                                OCTOBER 31, 2000   DECEMBER 31, 1999
                                                                                ----------------   -----------------
INVESTMENT INCOME
 Dividends ...................................................................   $        32,522    $        38,576
 Dividends from Money Market Fund ............................................             1,479              1,751
 Interest ....................................................................                --                  2
                                                                                 ---------------    ---------------
   Total investment income ...................................................            34,001             40,329
                                                                                 ---------------    ---------------
EXPENSES
 Advisory fees ...............................................................             4,399              4,886
 Administrative fees .........................................................               276                308
 Custodian fees ..............................................................               224                250
 Distribution fees - Class C .................................................                16                  6
 Transfer agent fees .........................................................             1,252              1,339
 Professional fees ...........................................................                62                 28
 Registration fees ...........................................................                56                123
 Shareholder servicing fees - Class C ........................................                 5                  2
 Shareholder servicing fees - Class E ........................................                17                 11
 Trustees' fees ..............................................................                14                  7
 Miscellaneous ...............................................................               103                 71
                                                                                 ---------------    ---------------
Expense before reductions ....................................................             6,424              7,031
Expense reductions ...........................................................                (4)                --
                                                                                 ---------------    ---------------
   Expenses, net .............................................................             6,420              7,031
                                                                                 ---------------    ---------------
Net investment income ........................................................            27,581             33,298
                                                                                 ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments ......................................            (9,932)           (22,242)
Net change in unrealized appreciation (depreciation) on investments ..........            94,886            (10,653)
                                                                                 ---------------    ---------------
Net realized and unrealized gain (loss)  .....................................            84,954            (32,895)
                                                                                 ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........................   $       112,535    $           403
                                                                                 ===============    ===============

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund 166

REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                                     TEN MONTHS ENDED        YEAR ENDED         YEAR ENDED
                                                                     OCTOBER 31, 2000    DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                     ----------------    -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................   $        27,581      $        33,298      $        30,253
                                                                     ---------------      ---------------      ---------------
 Net realized gain (loss)  .......................................            (9,932)             (22,242)              (1,281)
 Net change in unrealized appreciation (depreciation)  ...........            94,886              (10,653)            (137,901)
   Net increase (decrease) in net assets from operations .........           112,535                  403             (108,929)
                                                                     ---------------      ---------------      ---------------
DISTRIBUTIONS
 From net investment income
   Class C .......................................................               (78)                 (67)                  --
   Class E .......................................................              (266)                (358)                 (26)
   Class S .......................................................           (21,539)             (42,467)             (26,915)
 From net realized gain
   Class E .......................................................                --                   --                   (7)
   Class S .......................................................                --                   --               (9,488)
                                                                     ---------------      ---------------      ---------------

     Net decrease in net assets from distributions ...............           (21,883)             (42,892)             (36,436)
                                                                     ---------------      ---------------      ---------------
SHARE TRANSACTIONS
 Net increase (decrease) in net  assets from share transactions ..            (6,841)              63,525              106,663
                                                                     ---------------      ---------------      ---------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................            83,811               21,036              (38,702)

NET ASSETS
 Beginning of period .............................................           598,205              577,169              615,871
                                                                     ---------------      ---------------      ---------------
 End of period (including accumulated distributions in excess of net investment income of $570 and $6,282, and undistributed
   net investment income of $3,312, respectively) ................   $       682,016      $       598,205      $       577,169
                                                                     ===============      ===============      ===============

See accompanying notes which are an integral part of the financial statements.

167 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              2000*        1999**
                                                           ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $    22.69   $    24.13
                                                           ----------   ----------

INCOME FROM OPERATIONS
 Net investment income (a)  ............................          .84         1.08
 Net realized and unrealized gain (loss)  ..............         3.11        (1.06)
                                                           ----------   ----------
   Total income from operations ........................         3.95          .02
                                                           ----------   ----------
DISTRIBUTIONS
 From net investment income ............................         (.71)       (1.46)
                                                           ----------   ----------
NET ASSET VALUE, END OF PERIOD .........................   $    25.93   $    22.69
                                                           ==========   ==========

TOTAL RETURN (%)(b)  ...................................        17.54          .19

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............        3,393        1,771

 Ratios to average net assets (%)(c):
   Operating expenses ..................................         2.16         2.14
   Net investment income ...............................         4.06         5.12

 Portfolio turnover rate (%)  ..........................        53.30        42.69

*   For the ten months ended October 31, 2000.
**  For the period January 27, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.


                                                 Real Estate Securities Fund 168

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------
                                                   2000*         1999           1998          1997        1996**
                                                ----------   ------------   ------------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $    22.76   $      24.27   $      31.02   $    29.18   $    26.67
                                                ----------   ------------   ------------   ----------   ----------

INCOME FROM OPERATIONS
 Net investment income (a) ..................          .98           1.28           1.26         1.14          .24
 Net realized and unrealized gain (loss).....         3.14          (1.24)         (6.12)        3.95         3.85
                                                ----------   ------------   ------------   ----------   ----------
   Total income from operations .............         4.12            .04          (4.86)        5.09         4.09
                                                ----------   ------------   ------------   ----------   ----------
DISTRIBUTIONS
 From net investment income .................         (.81)         (1.55)         (1.43)       (1.04)        (.32)
 From net realized gain .....................           --             --           (.46)       (2.21)       (1.26)
                                                ----------   ------------   ------------   ----------   ----------
   Total distributions ......................         (.81)         (1.55)         (1.89)       (3.25)       (1.58)
                                                ----------   ------------   ------------   ----------   ----------
NET ASSET VALUE, END OF PERIOD ..............   $    26.07     $    22.76   $      24.27   $    31.02   $    29.18
                                                ==========     ===========  ============   ==========   ==========

TOTAL RETURN (%)(b)  ........................        18.24            .30         (16.25)       18.20        15.75

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ...        9,094          7,134            843          388          101

 Ratios to average net assets (%)(c):
   Operating expenses .......................         1.41           1.39           1.47         1.71         1.77
   Net investment income ....................         4.78           5.42           4.90         3.94         5.31

 Portfolio turnover rate (%) ................        53.30          42.69          42.58        49.40        51.75

*   For the ten months ended October 31, 2000.
**  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

169 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                       YEARS ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                         2000*        1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $    22.86   $    24.44   $    30.86   $    29.19   $    23.51   $    22.53
                                                      ----------   ----------   ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS
 Net investment income (a)  .......................         1.04         1.30         1.34         1.36         1.39         1.32
 Net realized and unrealized gain (loss)  .........         3.15        (1.20)       (6.13)        3.93         6.89         1.03
                                                      ----------   ----------   ----------   ----------   ----------   ----------
   Total income from operations ...................         4.19          .10        (4.79)        5.29         8.28         2.35
                                                      ----------   ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
 From net investment income .......................         (.83)       (1.68)       (1.17)       (1.41)       (1.34)       (1.35)
 From net realized  gain ..........................           --           --         (.46)       (2.21)       (1.26)       (0.02)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
   Total distributions ............................         (.83)       (1.68)       (1.63)       (3.62)       (2.60)       (1.37)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD ....................   $    26.22   $    22.86   $    24.44   $    30.86   $    29.19   $    23.51
                                                      ==========   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN (%)(b) ...............................        18.53          .55       (15.94)       18.99        36.81        10.87

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........      669,529      589,300      576,326      615,483      445,619      290,990

 Ratios to average net assets (%)(c):
   Operating expenses .............................         1.16         1.14         1.05         1.02         1.04         1.04
   Net investment income ..........................         5.00         5.41         4.93         4.57         5.64         6.10

 Portfolio turnover rate (%)  .....................        53.30        42.69        42.58        49.40        51.75        23.49

*   For the ten months ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                 Real Estate Securities Fund 170

SHORT-TERM BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: The preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

      DATES            SHORT TERM BOND - CLASS S++            ML 1-2.99 **
    Inception*                  $ 10,000                       $ 10,000
       1991                       11,176                         11,128
       1992                       11,836                         12,039
       1993                       12,572                         12,740
       1994                       12,704                         12,892
       1995                       13,776                         14,045
       1996                       14,549                         14,875
       1997                       15,434                         15,840
       1998                       16,449                         17,060
       1999                       16,918                         17,571
       2000                       17,946                         18,638
    ----------                  --------                       --------
      Total                     $153,360                       $156,827
    ==========                  ========                       ========

                        Yearly periods ended October 31

SHORT TERM BOND FUND - CLASS S                  SHORT TERM BOND FUND - CLASS C ++++++
PERIODS ENDED   GROWTH OF      TOTAL            PERIODS ENDED    GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN              10/31/00        $10,000       RETURN
-----------------------------------------       ----------------------------------------------
1 Year           $10,608      6.08%             1 Year            $10,498       4.98%
5 Years          $13,027      5.43%(S)          5 Years           $12,805       5.06%(S)
10 Years         $17,946      6.02%(S)          10 Years          $17,639       5.84%(S)

SHORT TERM BOND FUND - CLASS E ++++             MERRILL LYNCH 1-2.99 YEARS TREASURY INDEX
PERIODS ENDED   GROWTH OF      TOTAL            PERIODS ENDED    GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN              10/31/00        $10,000       RETURN
-----------------------------------------       ----------------------------------------------
1 Year           $10,580      5.80%             1 Year            $10,607       6.07%
5 Years          $12,967      5.33%(S)          5 Years           $13,270       5.82%(S)
10 Years         $17,863      5.97%(S)          10 Years          $18,638       6.42%(S)

171 Short-Term Bond Fund

SHORT-TERM BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the ten months ended October 31, 2000, the Short-Term Bond Fund Class S, Class E, and Class C shares gained 5.64%, 5.36%, and 4.67%, respectively. This compared to a 5.72% return for the Merrill Lynch 1-2.99 Years Treasury Index.

The Fund's performance reflected the advantage that US Treasuries held over corporate securities for most of the fiscal period.

PORTFOLIO HIGHLIGHTS
During the first quarter, bond markets were focused on the Federal Reserve Board (the Fed), as they waited for a definitive response regarding interest rates. After the Fed imposed a 50 basis point interest rate hike on May 16, however, bond investors generally reached a consensus that the Fed would hold rates steady, and bonds enjoyed a rally. Subsequently, in June economic data provided bond investors with the first major indications that the US economy could be slowing, which continued to fuel the rally.

The big story was the inversion of the US Treasury yield curve which occurred during first quarter 2000. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds.

Corporate debt generally underperformed during the period, with high-yield issues being the worst performers during the first quarter, and the investment-grade corporate sector closely following their pattern. While corporate issues lagged for most of the year, they did stage a late-period rally that helped drive further debate regarding the direction of the equities markets and future growth outlooks.

The Fund's fiscal period performance results generally benefited from the portfolio's yield advantage. However, Fund returns did experience some setbacks due to its exposure in the poor performing corporate sector.


TOP TEN ISSUERS
(as a percent of Total Investments)                         October 31, 2000

Federal National Mortgage Association                               5.7%
DaimlerChrysler                                                     4.5
Ford Credit Auto Owner Trust                                        3.8
Ford Motor Credit Co.                                               3.4
General Motors Acceptance Corp.                                     3.3
General Electric Capital Corp.                                      2.9
CIT Group, Inc.                                                     2.8
United States Treasury                                              2.8
Federal Home Loan Mortgage Corp.                                    2.7
Manitoba, Province of                                               2.5

PORTFOLIO CHARACTERISTICS
                                                             October 31, 2000

Weighted Average Quality Diversification                                  AAA
Weighted Average Years-to-Maturity                                  2.2 Years
Weighted Average Duration                                           1.5 Years
Current Yield (SEC 30-day standardized)
 Class S                                                                 6.4%
 Class E                                                                 6.1%
 Class C                                                                 5.4%
Number of Issues                                                          232
Number of Issuers                                                         172


MONEY MANAGERS                                                    STYLES

BlackRock Financial Management                              Mortgage/Asset-
                                                             Backed Specialist
Standish, Ayer & Wood, Inc.                                 Corporate Specialist
STW Fixed Income Management, Ltd.                           Sector Rotation


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

*      Short-Term Bond Fund Class S assumes initial investment on November 1,
       1990.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++ Prior to April 1, 1995, Fund performance results are reported gross of investment management fees. For the period following April 1, 1995, Fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the Fund's Advisor upon request.

++++ Short-Term Bond Fund Class S performance has been linked with Class E to provide historical perspective. From February 18, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++ Short-Term Bond Fund Class S and Class E performance has been linked with
       Class C to provide historical perspective. From March 3, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

(S)    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                        Short-Term Bond Fund 172

SHORT TERM BOND FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                   PRINCIPAL            MARKET
                                                    AMOUNT              VALUE
                                                     (000)              (000)
                                                       $                  $
                                                   ---------           -------

LONG-TERM INVESTMENTS - 94.6%
ASSET-BACKED SECURITIES - 31.5%
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13                                     11                11
American Express Credit Account Master
 Trust
 Series 1997-1 Class A
  6.400% due 04/15/05                                  7,500             7,460
Banc One Automobile Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03                                    955               952
Boston Edison Co.
 Series 1999-1 Class A2
  6.450% due 09/15/05                                  8,000             7,895
California Infrastructure SCE-1
 Series 1997-1 Class A4
  6.220% due 03/25/04                                  5,160             5,123
Captec Franchise Trust
 Series 1999-1 Class A1
  6.504% due 05/25/05                                  1,155             1,142
Case Equipment Loan Trust
 Series 1997-B Class C
  6.410% due 09/15/04                                     45                44
Chase Manhattan Automobile Owner Trust
 Series 1998-B Class A4
  5.800% due 02/17/03                                  2,000             1,982
Chase Manhattan Credit Card
 Master Trust
 Series 1996-3 Class A
  7.040% due 02/15/05                                  6,000             6,006
Chevy Chase Automobile Receivables
 Trust
 Series 1997-1 Class A
  6.500% due 10/15/03                                    374               373
 Series 1997-2 Class A
  6.350% due 01/15/04                                    128               127
 Series 1997-3 Class A
  6.200% due 03/20/04 (a)                                281               279
Citibank Credit Card Master Trust I
 Series 1997-2 Class A
  6.550% due 02/15/04                                  9,500             9,461
Conseco Finance
 Securitizations Corp.
 Series 2000-2 Class A3
  8.070% due 12/01/30                                  1,150             1,171
Copelco Capital Funding Corp.
 Series 1999-A Class A2
  5.500% due 03/15/01                                     29                29
 Series 1999-A Class A3
  5.665% due 03/15/02                                    750               746
 Series 1999-A Class A5
  5.950% due 06/15/04                                  1,250             1,218
 Series 1999-B Class A3
  6.610% due 12/18/02                                    850               849
DaimlerChrysler Automobile Trust
 Series 2000-A Class A3
  7.090% due 12/06/03                                  4,300             4,323
 Series 2000-B Class A4
  7.630% due 06/08/05                                  5,000             5,113
Delta Funding Home Equity
 Loan Trust
 Series 1998-1 Class A2A
  6.830% due 05/25/30 (a)                                132               132
Discover Card Master Trust I
 Series 1998-7 Class A
  5.600% due 05/16/06                                  3,500             3,387
 Series 1999-1 Class B
  5.550% due 08/15/04                                    650               638
First Security Automobile
 Owner Trust
 Series 1999-1 Class A3
  5.580% due 06/15/03                                  1,067             1,063
FMAC Loan Receivables Trust
 Series 1998-CA Class A1
  5.990% due 11/15/04                                    583               568
Ford Credit Automobile Owner Trust
 Series 1997-B Class B
  6.400% due 05/15/02                                    825               821
 Series 1999-B Class A4
  5.800% due 06/15/02                                  1,225             1,219
 Series 1999-D Class A4
  6.400% due 10/15/02                                  1,100             1,096
 Series 2000-A Class A3
  6.820% due 06/17/02                                  3,195             3,195
 Series 2000-E Class A3
  6.740% due 12/15/02                                  4,000             3,996
 Series 2000-E Class A5
  6.770% due 10/15/04                                  6,000             6,015
Green Tree Financial Corp.
 Series 1995-9 Class A5
  6.800% due 12/15/25                                  1,300             1,293
 Series 1998-1 Class A3
  5.950% due 11/01/29                                  1,250             1,246
Honda Automobile Receivables
 Owner Trust
 Series 2000-1 Class A3
  6.620% due 07/15/04                                  1,500             1,499
Honda Automobile Lease Trust
 Series 1999-A Class A3

173 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                                  PRINCIPAL            MARKET
                                                    AMOUNT             VALUE
                                                    (000)              (000)
                                                      $                  $
                                                 -----------          --------

  6.100% due 01/15/02                                  3,461             3,452
 Series 1999-A Class A4
  6.450% due 09/16/02                                  1,000               996
IMC Home Equity Loan Trust
 Series 1998-1 Class A3
  6.410% due 04/20/18                                    760               752
MBNA Master Credit Card Trust
 Series F Class A
  6.600% due 11/15/04                                 10,000             9,994
Mellon Automobile Grantor Trust
 Series 2000-1 Class A
  7.180% due 10/15/06                                  1,374             1,382
Navistar Financial Corp. Owner Trust
 Series 1999-A Class A3
  5.950% due 04/15/03                                  1,675             1,661
Newcourt Equipment Trust Securities
 Series 1998-1 Class A3
  5.240% due 12/20/02                                    571               566
 Series 1998-2 Class A3
  5.450% due 10/15/02                                    298               296
Nissan Automobile Lease Trust
 Series 2000-A Class A3
  7.800% due 05/20/03                                  1,125             1,141
Nissan Automobile Receivables Owner
 Trust
 Series 1999-A Class A3
  6.470% due 09/15/03                                  1,025             1,021
Olympic Automobile
 Receivables Trust
 Series 1996-D Class CTFS
  6.125% due 04/15/02                                  1,450             1,445
PBG Equipment Trust
 Series 1A Class A
  6.270% due 01/20/12                                    749               729
Peoplefirst.com Automobile Receivables
 Owner Trust
 Series 2000-1 Class A4
  7.405% due 12/15/06                                  9,500             9,666
Premier Automobile Trust
 Series 1999-1 Class A3
  5.690% due 11/08/02                                  8,257             8,213
 Series 1999-3 Class A4
  6.430% due 03/08/04 (a)                              1,600             1,593
Ryder Vehicle Lease Trust
 Series 1998-A Class A
  6.100% due 09/15/08 (a)                                424               420
 Series 1999-A Class A4
  6.890% due 04/15/05                                  1,100             1,102
The Money Store Home Equity Trust
 Series 1995-B Class A6
  7.500% due 01/15/26                                  1,000             1,006
The Money Store Small Business
 Administration Loan Trust
 Series 1996-2 Class A
  7.181% due 04/15/24 (a)                                616               619
 Series 1997-1 Class A
  7.126% due 01/15/25 (a)                                891               785
 Series 1997-1 Class B
  7.598% due 01/15/25 (a)                                594               527
Toyota Automobile Receivables
 Owners Trust
 Series 2000-A Class A3
  7.180% due 08/15/04                                    825               832
UCFC Home Equity Loan
 Series 1993-B1 Class A-1
  6.075% due 07/25/14                                     31                30
USAA Automobile Loan
 Grantor Trust
 Series 1999-1 Class A
  6.100% due 02/15/06 (a)                              1,348             1,338
WFS Financial Owner Trust
 Series 2000-A Class A4
  7.410% due 09/20/07                                  3,500             3,554
 Series 2000-C Class A4
  7.170% due 02/20/08                                  1,000             1,008
Wilshire Funding Corp.
 Series 1998-WFC2 Class A3
  7.000% due 12/28/37                                    635               614
World Omni Automobile
 Lease Securitization Trust
 Series 1999-A Class A1
  6.871% due 02/15/02 (a)                              1,472             1,471
                                                                    ----------
                                                                       136,685
                                                                    ----------

CORPORATE BONDS AND NOTES - 40.1%
Aerofreighter Finance Trust
  7.850% due 10/30/09                                    563               548
Associates Corp. of North America
  6.500% due 07/15/02                                  2,700             2,678
  5.750% due 11/01/03                                  1,825             1,761
AT&T Capital Corp.
  6.250% due 05/15/01                                  1,550             1,536
AT&T Corp.
  5.625% due 03/15/04                                    600               566
Avon Energy Partners Holdings
  6.730% due 12/11/02                                    310               303
Banco Latinoamerica
 de Exportaciones, S.A
  6.500% due 04/02/01                                  2,200             2,195

                                                        Short Term Bond Fund 174

SHORT TERM BOND FUND

                                                                October 31, 2000

                                                   PRINCIPAL            MARKET
                                                     AMOUNT             VALUE
                                                     (000)              (000)
                                                       $                  $
                                                   ---------           -------

Bank of America Corp.
 Series H
  7.350% due 04/03/02                                  9,300             9,371
Bank One Corp.
  6.400% due 08/01/02                                  2,725             2,693
Business Loan Center, Inc.
 Series 1998-1A
  6.750% due 04/02/05 (a)                              1,028             1,028
CIT Group, Inc.
  6.500% due 06/14/02                                  3,800             3,741
  7.375% due 03/15/03                                  8,400             8,413
Comdisco, Inc.
  6.000% due 01/30/02                                  2,000             1,877
Compaq Computer Corp.
  7.450% due 08/01/02                                  1,100             1,098
Conseco, Inc.
  6.400% due 06/15/01 (a)                              1,850             1,610
Cox Communications, Inc.
  7.000% due 08/15/01                                  2,000             1,995
CSX Corp.
 Series C
  5.850% due 12/01/03                                  1,000               958
DaimlerChrysler North America Holding
 Corp
  7.125% due 03/01/02                                    400               400
  6.960% due 08/23/02 (a)                              2,250             2,256
  7.750% due 05/27/03                                  7,300             7,431
Duke Energy Corp.
  7.125% due 09/03/02                                  1,750             1,758
El Paso Energy Corp.
 Series B
  6.625% due 07/15/01                                  1,050             1,044
ERAC USA Finance Co.
  6.375% due 05/15/03                                  1,900             1,822
First Bank South Dakota
  6.834% due 12/20/00 (a)                                500               500
First Union Corp.
  6.950% due 11/01/04                                  1,500             1,478
Firstar Corp.
  6.500% due 07/15/02                                  2,145             2,134
FleetBoston Financial Corp.
  7.250% due 09/15/05                                  1,850             1,860
Ford Motor Credit Co.
  7.500% due 06/15/03                                  7,000             7,049
  5.750% due 02/23/04                                  5,000             4,775
  6.700% due 07/16/04                                  2,870             2,811
Franchise Finance Corp.
  7.000% due 11/30/00                                  1,575             1,573
General Electric Capital Corp.
  5.430% due 02/25/02                                  4,000             3,937
 Series A
  5.180% due 02/01/02                                  2,380             2,331
  6.520% due 10/08/02                                  1,025             1,021
  5.880% due 05/19/03                                  5,500             5,394
General Motors Acceptance Corp.
  5.350% due 04/16/01                                  5,500             5,460
  7.500% due 06/06/02                                  6,500             6,543
  8.500% due 01/01/03                                  1,500             1,546
  5.750% due 11/10/03                                    750               724
Household Finance Corp.
  6.125% due 07/15/02 (a)                              1,000               985
IBM Credit Corp.
  6.450% due 11/12/02                                  1,300             1,295
IMC Global, Inc.
  6.625% due 10/15/01                                  1,550             1,527
International Lease Finance Corp.
  5.625% due 05/01/02                                  1,000               980
Kern River Funding Corp.
 Series B
  6.720% due 09/30/01                                  1,125             1,117
Lehman Brothers Holdings, Inc.
  6.625% due 04/01/04                                    450               437
  7.750% due 01/15/05                                  2,000             2,017
Mellon Bank North America
  6.750% due 06/01/03                                  1,900             1,892
Metropolitan Life Insurance Co.
  6.300% due 11/01/03                                    730               714
Morgan Stanley Dean Witter & Co.
  5.625% due 01/20/04                                  1,750             1,683
Nabisco, Inc.
  6.000% due 02/15/01 (a)                                415               412
National Westminster Bank
  9.450% due 05/01/01                                  1,500             1,516
  9.375% due 11/15/03                                  8,000             8,513
NationsBank Corp.
  8.125% due 06/15/02                                  2,750             2,805
Norwest Financial, Inc.
  6.375% due 09/15/02                                  1,000               990
Osprey Trust/Osprey I
  7.797% due 01/15/03                                    200               200
Panamsat Corp.
  6.000% due 01/15/03                                  1,100             1,052
Paramount Communications, Inc.
  7.500% due 01/15/02                                    875               875
Popular North America, Inc.
 Series D
  6.875% due 06/15/01                                  1,100             1,099

175 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                                   PRINCIPAL            MARKET
                                                     AMOUNT             VALUE
                                                     (000)              (000)
                                                       $                  $
                                                   ---------           -------

Procter & Gamble
  9.625% due 01/14/01                                  6,920             6,944
Qwest Corp.
  7.200% due 11/01/04                                  1,000               994
Salomon Smith Barney
 Holdings, Inc.
  6.625% due 07/01/02                                     75                75
  6.500% due 10/15/02                                    300               298
Sears Roebuck Acceptance Corp.
 Series II
  6.690% due 04/30/01                                  1,800             1,793
 Series III
  6.820% due 10/17/02                                  6,000             5,966
Suntrust Banks, Inc.
  8.250% due 07/15/02                                  1,825             1,848
Textron, Inc.
  6.750% due 09/15/02                                 11,000            10,918
TRW, Inc.
  6.500% due 06/01/02                                  1,725             1,693
US West Capital Funding, Inc.
  6.875% due 08/15/01                                  1,230             1,227
Waste Management, Inc.
  7.100% due 08/01/26                                  1,175             1,139
Wells Fargo Co.
  6.500% due 09/03/02                                  1,500             1,494
WHX Corp.
  9.375% due 11/15/03                                  1,700             1,744
Worldcom, Inc.
  7.875% due 05/15/03                                  1,500             1,524
                                                                       -------
                                                                       173,984
                                                                       -------

EUR ODOLLAR BONDS - 1.5%
American Express Travel
  6.410% due 10/24/01 (a)                              1,500             1,499
Argentina, Republic of
 Series B
 Zero Coupon due 04/15/01                              1,500             1,452
Deutsche Telekom International
 Finance BV
  7.750% due 06/15/05                                  1,250             1,271
Ontario, Province of
  7.375% due 01/27/03                                  1,000             1,014
Telefonica Europe BV
  7.350% due 09/15/05                                  1,275             1,277
                                                                       -------
                                                                         6,513
                                                                       -------

MORTGAGE-BACKED SECURITIES - 12.5%
Asset Securitization Corp.
 Series 1997-D5 Class A1A
  6.500% due 02/14/41                                    747               742
Bank One Mortgage-backed
 Pass-through Certificate
 Series 2000-2 Class 4A
  6.673% due 03/15/30 (a)                              1,015             1,011
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
  7.010% due 05/25/29                                    798               790
Chase Commercial Mortgage Securities
 Corp.
 Series 1997-2 Class A1
  6.450% due 12/19/04                                  1,511             1,495
Deutsche Mortgage & Asset Receiving
 Corp.
 Series 1998-C1 Class A1
  6.220% due 09/15/07                                      2                 2
DLJ Mortgage Acceptance Corp.
 Series 1995-CF2 Class A1A
  6.650% due 12/17/27                                    240               238
 Series 1996-CF2 Class A1A
  6.860% due 11/12/21                                    554               553
 Series 1997-CF1 Class A1A
  7.400% due 05/15/06                                    941               951
Federal Home Loan Mortgage Corp.
 Participation Certificate
  9.000% due 2005                                         92                93
  6.250% due 2007                                         26                26
  6.500% due 2008                                      1,636             1,602
  5.500% due 2009                                      2,095             2,007
  6.000% due 2011                                      1,718             1,665
  7.000% due 2011                                      1,114             1,111
  7.552% due 2022 (a)                                  1,404             1,419
  6.968% due 2027 (a)                                  1,873             1,865
  6.706% due 2029 (a)                                  1,995             1,967
Federal National Mortgage Association
  7.000% due 2004                                        435               431
  8.750% due 2004                                         13                13
  6.500% due 2008                                      1,334             1,314
  5.500% due 2009                                      8,123             7,691
  7.000% due 2009                                      1,309             1,307
  8.000% due 2009 (a)                                  1,381             1,406
  7.000% due 2014 (a)                                    569               568
  7.500% due 2014                                      1,108             1,122
  6.939% due 2018 (a)                                  1,107             1,098
  8.186% due 2022 (a)                                    829               852
  8.280% due 2024 (a)                                  1,941             1,995
  8.190% due 2029 (a)                                    903               922
  7.500% due 2030                                      1,747             1,744
 Series 1998-32 Class TB
  6.000% due 05/18/13                                    775               764

                                                        Short Term Bond Fund 176

SHORT TERM BOND FUND

                                                                October 31, 2000

                                                   PRINCIPAL            MARKET
                                                     AMOUNT             VALUE
                                                     (000)              (000)
                                                       $                  $
                                                   ---------           -------

Goldman Sachs Mortgage
 Securities Corp.
 Series 2000-1 Class A
  6.970% due 06/20/24 (a)                              1,300             1,302
Government National Mortgage Association
  7.250% due 2006                                        993               999
  7.000% due 2007                                         58                58
  6.000% due 2008                                        724               707
  7.000% due 2008                                        722               725
  7.000% due 2009                                      1,715             1,722
  8.250% due 2009                                        563               574
  7.000% due 2011                                        347               347
  7.000% due 2012                                        349               349
  7.500% due 2013                                        986             1,001
  9.500% due 2017                                          4                 4
  6.750% due 2022                                      1,298             1,309
  7.375% due 2024 (a)                                    569               573
  6.750% due 2027                                        411               414
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
  7.050% due 05/25/24                                    134               133
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27                                      7                 7
 Series 1999-QS2 Class A3
  6.500% due 02/25/29                                    457               436
Resolution Trust Corp. Mortgage
 Pass-thru Certificate
 Series 1995-2 Class C1
  7.450% due 05/25/29 (a)                                308               303
Structured Asset Mortgage
 Investments, Inc.
 Series 1998-9 Class 2A2
  6.125% due 11/25/13                                  1,185             1,142
Union Planters Mortgage
 Finance Corp.
 Series 1998-A Class A1
  6.350% due 01/25/28                                    241               241
 Series 1999-1 Class A1
  6.250% due 04/01/29                                    451               438
Washington Mutual Step Up Bond
 Series 2000-1 Class A1
  6.911% due 06/25/24 (a)                              2,173             2,170
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27                                    265               264
                                                                       -------
                                                                        53,982
                                                                       -------
MUNICIPAL BONDS - 0.5%
Missouri Higher Education
 Loan Authority
 Series 97 Class P
  6.600% due 07/25/08 (a)                                812               804
Philadelphia, Pennsylvania, Authority
 for Industrial Development
 Series 1997 Class A
  6.488% due 06/15/04                                  1,367             1,353
                                                                       -------
                                                                         2,157
                                                                       -------

UNITED STATES GOVERNMENT AGENCIES - 1.1%
Federal Home Loan Bank
 Series 1TO1
  5.875% due 08/15/01                                  1,800             1,790
Federal National Mortgage Association
  5.250% due 01/15/03                                  1,000               976
  5.125% due 02/13/04                                  2,275             2,183
                                                                       -------
                                                                         4,949
                                                                       -------

UNITED STATES GOVERNMENT TREASURIES - 2.8%
United States Treasury Notes
  5.500% due 08/31/01                                    375               372
  6.500% due 02/28/02                                  2,930             2,941
  6.625% due 05/31/02                                  1,565             1,577
  6.375% due 06/30/02                                  1,000             1,005
  3.625% due 07/15/02                                  2,965             2,971
  6.125% due 08/31/02                                    925               927
  6.250% due 08/31/02                                    100               100
  3.625% due 01/15/08                                  1,903             1,872
  5.750% due 08/15/10                                    185               185
                                                                       -------
                                                                        11,950
                                                                       -------

YANKEE BONDS - 4.6%
Edperbrascan Corp.
  7.375% due 10/01/02                                  2,000             1,963
Manitoba, Province of
  8.000% due 04/15/02                                  5,600             5,699
 Series CZ
  6.750% due 03/01/03                                  5,200             5,220
Royal Caribbean Cruises, Ltd.
  7.125% due 09/18/02                                  2,150             2,092
Tyco International, Ltd.
  6.500% due 11/01/01                                  3,000             2,971
Westpac Banking, Ltd.
  7.875% due 10/15/02                                  2,006             2,041
                                                                       -------
                                                                        19,986
                                                                       -------

 TOTAL LONG-TERM INVESTMENTS
(cost $412,442)                                                        410,206
                                                                       -------

177 Short Term Bond Fund

SHORT TERM BOND FUND

                                                                October 31, 2000

                                                   PRINCIPAL            MARKET
                                                     AMOUNT             VALUE
                                                     (000)              (000)
                                                       $                  $
                                                   ---------           -------

SHORT-TERM INVESTMENTS - 4.7%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                    18,972            18,972
Merrill Lynch & Co., Inc.
 Commercial Paper
  6.470% due 11/16/00 (b)                                274               274
Phillips Petroleum Co.
 Commercial Paper
 6.720% due 11/07/00 (b)                                 975               975
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
(cost $20,221)                                                          20,221
                                                                       -------

TOTAL INVESTMENTS - 99.3%
(identified cost $432,663)                                             430,427

OTHER ASSETS AND LIABILITIES,
NET - 0.7%                                                               3,027
                                                                       -------


NET ASSETS - 100.0%                                                    433,454
                                                                       =======

(a) Adjustable or floating rate security.
(b) At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.

                                                        Short Term Bond Fund 178

SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at market (identified cost $432,663)  .....................................    $ 430,427
Cash ..................................................................................        2,906
Receivables:
 Dividends and interest ...............................................................        5,451
 Fund shares sold .....................................................................          275
 From Advisor .........................................................................          152
Prepaid expenses ......................................................................            4
                                                                                           ---------

   Total assets .......................................................................      439,215

LIABILITIES
Payables:
 Investments purchased (delayed settlement)  ............................     $   3,637
 Fund shares redeemed ...................................................         1,823
 Accrued fees to affiliates .............................................           214
 Other accrued expenses .................................................            87
                                                                              ---------

   Total liabilities ..................................................................        5,761
                                                                                           ---------

NET ASSETS ............................................................................    $ 433,454
                                                                                           =========

NET ASSETS CONSIST OF:
Undistributed net investment income ...................................................    $   3,075
Accumulated net realized gain (loss)  .................................................      (20,902)
Unrealized appreciation (depreciation) on investments .................................       (2,236)
Shares of beneficial interest .........................................................          238
Additional paid-in capital ............................................................      453,279
                                                                                           ---------

NET ASSETS ............................................................................    $ 433,454
                                                                                           =========

NET ASSET VALUE, offering and redemption price per share:
 Class C ($671,500 divided by 36,825 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................    $   18.23
                                                                                           =========
 Class E ($9,898,412 divided by 542,647 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................    $   18.24
                                                                                           =========
 Class S ($422,884,353 divided by 23,215,442 shares of $.01 par value
   shares of beneficial interest outstanding)  ........................................    $   18.22
                                                                                           =========

See accompanying notes which are an integral part of the financial statements.

179 Short Term Bond Fund

SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                                          TEN MONTHS ENDED        YEAR ENDED
                                                                                          OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                                          ----------------     -----------------
INVESTMENT INCOME
 Interest ...........................................................................          $ 24,355             $ 26,239
 Dividends from Money Market Fund ...................................................               953                1,092
                                                                                               --------             --------

   Total investment income ..........................................................            25,308               27,331
                                                                                               --------             --------

EXPENSES
 Advisory fees ......................................................................             1,700                2,041
 Administrative fees ................................................................               190                  229
 Custodian fees .....................................................................               171                  334
 Distribution fees - Class C ........................................................                 5                    4
 Transfer agent fees ................................................................               325                  607
 Professional fees ..................................................................                58                   10
 Registration fees ..................................................................                 7                  159
 Shareholder servicing fees - Class C ...............................................                 2                    1
 Shareholder servicing fees - Class E ...............................................                20                   15
 Trustees' fees .....................................................................                11                   12
 Miscellaneous ......................................................................                53                    3
                                                                                               --------             --------

 Expenses before reductions .........................................................             2,542                3,415
 Expense reductions .................................................................               (78)                  --
                                                                                               --------             --------

   Expenses, net ....................................................................             2,464                3,415
                                                                                               --------             --------

Net investment income ...............................................................            22,844               23,916
                                                                                               --------             --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on investments ............................................            (2,847)              (2,426)
 Net change in unrealized appreciation (depreciation) on investments ................             4,814               (7,220)
                                                                                               --------             --------

Net realized and unrealized gain (loss)  ............................................             1,967               (9,646)
                                                                                               --------             --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............................          $ 24,811             $ 14,270
                                                                                               ========             ========

  See accompanying notes which are an integral part of the financial statements.

                                                        Short Term Bond Fund 180

SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                          TEN MONTHS ENDED       YEAR ENDED          YEAR ENDED
                                                                          OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                          ----------------   -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income ...........................................            $  22,844           $  23,916           $  13,185
 Net realized gain (loss)  .......................................               (2,847)             (2,426)              1,126
 Net change in unrealized appreciation (depreciation)  ...........                4,814              (7,220)                355
                                                                              ---------           ---------           ---------

   Net increase (decrease) in net assets from operations .........               24,811              14,270              14,666
                                                                              ---------           ---------           ---------

DISTRIBUTIONS
 From net investment income
   Class C .......................................................                  (33)                (24)                 --
   Class E .......................................................                 (425)               (303)                 --
   Class S .......................................................              (19,499)            (24,023)            (13,149)
                                                                              ---------           ---------           ---------

     Net decrease in net assets from distributions ...............              (19,957)            (24,350)            (13,149)
                                                                              ---------           ---------           ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ...              (28,484)            206,625              29,552
                                                                              ---------           ---------           ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................              (23,630)            196,545              31,069

NET ASSETS
 Beginning of period .............................................              457,084             260,539             229,470
                                                                              ---------           ---------           ---------
 End of period (including undistributed net investment income of
   $3,075, $168 and $621, respectively)  .........................            $ 433,454           $ 457,084           $ 260,539
                                                                              =========           =========           =========

See accompanying notes which are an integral part of the financial statements.

181 Short Term Bond Fund

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              2000*    1999**
                                                            --------  --------

NET ASSET VALUE, BEGINNING OF PERIOD ...................    $  18.13  $  18.36
                                                            --------  --------

INCOME FROM OPERATIONS
 Net investment income (a)  ............................         .79       .68
 Net realized and unrealized gain (loss)  ..............         .04      (.31)
                                                            --------  --------

   Total income from operations ........................         .83       .37
                                                            --------  --------

DISTRIBUTIONS
 From net investment income ............................        (.73)     (.60)
                                                            --------  --------

NET ASSET VALUE, END OF PERIOD .........................    $  18.23  $  18.13
                                                            ========  ========

TOTAL RETURN (%)(b)  ...................................        4.67      2.02

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............         672       801

 Ratios to average net assets (%)(c):
   Operating expenses, net .............................        1.64      1.72
   Operating expenses, gross ...........................        1.66      1.72
   Net investment income ...............................        5.01      4.41

 Portfolio turnover rate (%)  ..........................       92.31    177.08

*    For the ten months ended October 31, 2000.
**   For the period March 3, 1999 (commencement of sale) to December 31, 1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

                                                        Short Term Bond Fund 182

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             2000*      1999**
                                                           ---------  ---------

NET ASSET VALUE, BEGINNING OF PERIOD ...................   $   18.08  $   18.51
                                                           ---------  ---------

INCOME FROM OPERATIONS
 Net investment income (a)  ............................         .88        .80
 Net realized and unrealized gain (loss)  ..............         .07       (.34)
                                                           ---------  ---------

   Total income from operations ........................         .95        .46
                                                           ---------  ---------

DISTRIBUTIONS
 From net investment income ............................        (.79)      (.89)
                                                           ---------  ---------

NET ASSET VALUE, END OF PERIOD .........................   $   18.24  $   18.08
                                                           =========  =========

TOTAL RETURN (%)(b)  ...................................        5.36       2.53

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .............       9,898      8,693

 Ratios to average net assets (%)(c):
   Operating expenses, net .............................         .89        .97
   Operating expenses, gross ...........................         .91        .97
   Net investment income ...............................        5.77       5.05

 Portfolio turnover rate (%)  ..........................       92.31     177.08

*    For the ten months ended October 31, 2000.
**   For the period February 18, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for periods less than one year are annualized.

183 Short Term Bond Fund

SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
                                                          2000*       1999        1998        1997        1996        1995
                                                       ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $    18.03  $    18.46  $    18.35  $    18.36  $    18.55  $    17.98
                                                       ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a) ........................           .91         .90         .99        1.08        1.04        1.16
 Net realized and unrealized gain (loss)  .........           .09        (.36)        .11          --        (.19)        .59
                                                       ----------  ----------  ----------  ----------  ----------  ----------

   Total income from operations ...................          1.00         .54        1.10        1.08         .85        1.75
                                                       ----------  ----------  ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income .......................          (.81)       (.97)       (.99)      (1.09)      (1.04)      (1.18)
                                                       ----------  ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ....................    $    18.22  $    18.03  $    18.46  $    18.35  $    18.36  $    18.55
                                                       ==========  ==========  ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)(c) ............................          5.64        3.03        6.09        6.02        4.76        9.95

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........       422,884     447,590     260,539     229,470     222,983     183,577

 Ratios to average net assets (%)(c)(d):
   Operating expenses, net ........................           .64         .74         .66         .66         .70         .58
   Operating expenses, gross ......................           .66         .74         .66         .66         .70         .58
   Net investment income ..........................          6.00        5.22        5.37        5.70        5.70        6.41

 Portfolio turnover rate (%)  .....................         92.31      177.08      129.85      213.14      264.40      269.31

*    For the ten months ended October 31, 2000.

(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.
(d)  The ratios for periods less than one year are annualized.

                                                        Short Term Bond Fund 184

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

1. ORGANIZATION
   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 29 different investment portfolios referred to as "Funds." These financial statements report on ten Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

   The Investment Company's Board of Trustees approved a change in the Funds' fiscal year end from December 31 to October 31. As a result, this financial report reflects the ten-month period commencing on January 1, 2000 through October 31, 2000.

   On February 26, 1999, the Fixed Income II Fund acquired all the net assets of the Volatility Constrained Bond Fund pursuant to a plan of reorganization approved by the Volatility Constrained Bond Fund shareholders. The acquisition was accomplished by a tax-free exchange of 8,934,738 shares of the Fixed Income II Fund (valued at $163,684,403) for the 8,932,673 shares of the Volatility Constrained Bond Fund on February 26, 1999. The Volatility Constrained Bond Fund's net assets of $163,684,403, including $495,215 of unrealized depreciation, were combined with those of the Fixed Income II Fund which changed its name to Short Term Bond Fund. The aggregate net assets of the Fixed Income II Fund and the Volatility Constrained Bond Fund immediately before the acquisition were $320,538,146 and $163,684,403, respectively.

   In addition, the Short Term Bond Fund made a reclassification among certain of its capital accounts to reflect the acquisition of the Volatility Constrained Bond Fund, without impacting its net asset value. The following reclassification has been made for the year ended December 31, 1999:



                              UNDISTRIBUTED NET      ACCUMULATED NET        ADDITIONAL
                              INVESTMENT INCOME    REALIZED GAIN (LOSS)   PAID-IN CAPITAL
                              -----------------    --------------------   ---------------
     Short Term Bond Fund     $          42,226    $        (9,588,387)   $     9,546,161

2.   SIGNIFICANT ACCOUNTING POLICIES
     The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

     SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

     Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

     The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund.

     INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

185 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

At October 31, 2000, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:


                                 10/31/01         10/31/02         10/31/03        10/31/04
                                -----------     ------------     -------------   -------------
Equity III                      $        --     $        --      $          --   $          --
Emerging Markets                         --              --          2,887,175         348,806
Real Estate Securities                   --              --                 --              --
Short Term Bond                   4,813,748       5,161,817          2,834,049       1,947,924
Fixed Income I                           --              --                 --              --
Fixed Income III                         --              --                 --              --

                                 10/31/05         10/31/06         10/31/07         10/31/08         Totals
                                -----------     ------------     -------------   -------------   --------------
Equity III                      $        --     $         --     $          --   $  11,660,332   $   11,660,332
Emerging Markets                         --       56,335,865        30,325,300       6,323,823       96,220,969
Real Estate Securities                   --        2,695,613        22,984,087       10,831,36       36,511,061
Short Term Bond                     574,853           51,911         3,481,990       2,691,693       21,557,985
Fixed Income I                           --               --        13,186,769      12,037,900       25,224,669
Fixed Income III                         --               --        12,312,539       7,345,284       19,657,823

* A portion of the loss carryforward was acquired from the Volatility Constrained Bond Fund (See Note 1) and may be limited to offset future capital gains of the Fund to the extent provided by regulations.

The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000 are as follows:

                                                                                                                  NET
                                                                       GROSS               GROSS               UNREALIZED
                                                 FEDERAL TAX         UNREALIZED          UNREALIZED           APPRECIATION
                                                    COST            APPRECIATION       (DEPRECIATION)        (DEPRECIATION)
                                               ----------------     --------------     ----------------     ----------------
Equity I                                       $  1,160,361,589     $  429,319,180     $    (34,857,840)    $    394,461,340
Equity II                                           729,999,657        180,048,944          (43,348,750)         136,700,194
Equity III                                          110,402,188         29,974,087           (3,206,773)          26,767,314
Equity Q                                          1,018,754,977        454,154,931          (55,649,106)         398,505,825
International                                     1,069,376,446        191,961,670          (67,365,757)         124,595,913
Emerging Markets                                    377,294,329         78,668,225          (88,314,722)          (9,646,497)
Real Estate Securities                              615,254,116        101,517,866          (25,126,228)          76,391,638
Short Term Bond                                     432,077,359          1,344,497           (2,995,094)          (1,650,597)
Fixed Income I                                    1,217,227,745         12,905,049          (19,351,764)          (6,446,715)
Fixed Income III                                    610,421,690          8,479,584          (13,807,465)          (5,327,881)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly for the equity Funds, annually for the International Fund, and monthly for the fixed income Funds. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

                                               Notes to Financial Statements 186

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and by recording gains and losses from securities transactions on the basis of specific identified cost incurred by each money manager for financial reporting purposes and on the basis of specific identified cost incurred by each Fund for tax purposes.

The following reclassifications have been made to reflect activity for the ten months ended October 31, 2000:


                              UNDISTRIBUTED NET          ACCUMULATED NET             ADDITIONAL
                              INVESTMENT INCOME        REALIZED GAIN (LOSS)        PAID-IN CAPITAL
                              --------------------     ----------------------     -----------------
Equity I                      $           (609,670)    $              609,670     $              --
Equity II                                       --                    165,516              (165,516)
Equity III                                      --                     48,050               (48,050)
Equity Q                                 1,181,395                 (1,181,395)                   --
International                          (15,281,811)                15,100,454               181,357
Fixed Income I                             727,942                   (727,942)                   --
Fixed Income III                           514,918                   (204,999)             (309,919)
Emerging Markets                         3,559,044                     77,767            (3,636,811)
Real Estate Securities                      14,056                  1,751,583            (1,765,639)
Short Term Bond                             20,515                    (20,515)                   --

EXPENSES: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund or Class are allocated among all Funds and/or Classes based on their relative net assets.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

187 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

October 31, 2000

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Emerging Markets, Fixed Income I and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2000, are presented on the Statement of Net Assets for the applicable Funds.

FORWARD COMMITMENTS: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

OPTIONS: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

                                               Notes to Financial Statements 188

FRANK RUSSELL INVESTMENT COMPANY INSTITUTIONAL FUNDS

October 31, 2000

The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

FUTURES CONTRACTS: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Fixed Income III Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. INVESTMENT TRANSACTIONS
SECURITIES: During the ten months ended October 31, 2000 and the year ended December 31, 1999, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                     OCTOBER 31, 2000                                                DECEMBER 31, 1999
                           ------------------------------------                             ----------------------------------
                               PURCHASES            SALES                                      PURCHASES           SALES
                           ----------------    ----------------                             ----------------  ----------------
Equity I                   $  2,226,509,229    $  2,270,892,644     Equity I                $  1,582,638,600  $  1,581,208,716
Equity II                     1,078,264,797       1,082,515,372     Equity II                    751,200,378       646,512,122
Equity III                      150,992,720         187,298,696     Equity III                   271,279,157       302,410,046
Equity Q                        880,519,951         822,504,566     Equity Q                   1,083,478,952     1,178,199,782
International                 1,243,607,966       1,227,453,946     International              1,233,268,691     1,227,715,662
Emerging Markets                336,464,626         294,759,768     Emerging Markets             314,913,984       318,289,477
Real Estate Securities          340,288,457         334,983,671     Real Estate Securities       233,099,531       183,072,057
Short Term Bond                 221,860,569         244,480,893     Short Term Bond              320,528,572       221,515,031
Fixed Income I                  334,259,615         244,399,500     Fixed Income I               390,611,431       357,776,111
Fixed Income III                198,638,791         177,949,685     Fixed Income III             198,968,172       210,148,991

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                  OCTOBER 31, 2000                                                DECEMBER 31, 1999
                         -----------------------------------                            ------------------------------------
                            PURCHASES             SALES                                     PURCHASES              SALES
                         ---------------     ---------------                            -----------------     --------------
Short Term Bond          $   176,953,691     $   187,592,969     Short Term Bond        $    537,710,748      $  536,585,617
Fixed Income I             1,013,706,629       1,065,883,192     Fixed Income I            1,214,108,875       1,067,392,214
Fixed Income III             400,764,209         390,764,786     Fixed Income III            543,708,811         496,763,412

WRITTEN OPTIONS CONTRACTS: Fund transactions in written options contracts for the ten months ended October 31, 2000 and the year ended December 31, 1999 were as follows:

                                                 FIXED INCOME I                       FIXED INCOME III
                                        -------------------------------     ------------------------------------
                                        NOTIONAL VALUE (1)    PREMIUMS        NOTIONAL VALUE (1)     PREMIUMS
                                              (000)           RECEIVED              (000)            RECEIVED
                                        ---------------- --------------     ------------------- ----------------
  Outstanding December 31, 1999         $       16,435   $      147,312     $       23,515      $       313,644
  Opened                                        78,179          608,665             68,119              798,367
  Closed                                       (39,095)        (325,084)           (38,524)            (545,843)
  Exercised                                         --               --                (81)             (14,362)
  Expired                                      (10,019)        (163,223)           (12,936)            (306,096)
                                        --------------    -------------      -------------      ---------------
  Outstanding October 31, 2000          $       45,500    $     267,670      $      40,093      $       245,710
                                        ==============    =============      =============      ===============

(1) Each $100,000 notional value represents 1 contract.

189 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                           FIXED INCOME I                     FIXED INCOME III
                                              ------------------------------------   ------------------------------------
                                              NOTIONAL VALUE (1)       PREMIUMS      NOTIONAL VALUE (1)       PREMIUMS
                                                    (000)              RECEIVED            (000)              RECEIVED
                                              ------------------   ---------------   ------------------   ----------------
   Outstanding December 31, 1998              $           19,100   $       260,000   $           18,000   $        205,189
   Opened                                                114,010           891,655              110,850          1,495,189
   Closed                                                (61,675)         (664,031)             (78,988)          (847,263)
   Exercised                                              (3,500)          (79,625)              (5,100)          (108,177)
   Expired                                               (51,500)         (260,687)             (21,247)          (431,294)
                                              ------------------   ---------------   ------------------   ----------------
   Outstanding December 31, 1999              $           16,435   $       147,312   $           23,515   $        313,644
                                              ==================   ===============   ==================   ================

(1) Each $100,000 notional value represents 1 contract.

4. RELATED PARTIES

   ADVISOR AND ADMINISTRATOR: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

   The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of the Investment Company not presented herein). As of October 31, 2000, $400,379,000 of the Money Market Fund's net assets represents investments by these Funds and $339,345,000 represents the investments of other affiliated Funds not presented herein.

   The advisory and administrative fees, which are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $41,158,438 and $3,412,319, respectively, for the ten months ended October 31, 2000. FRIMCo reduces its advisory fees for each Fund by advisory fees incurred on assets invested in the Money Market Fund thereby eliminating any duplication of fees.

                                 ANNUAL RATE                                                      ANNUAL RATE
                         ----------------------------                                  ------------------------------
                           ADVISOR     ADMINISTRATOR                                     ADVISOR       ADMINISTRATOR
                         ----------   ---------------                                  ----------     ---------------
   Equity I                 0.55%          0.05%                Emerging Markets          1.15%            0.05%
   Equity II                0.70           0.05                 Real Estate Securities    0.80             0.05
   Equity III               0.55           0.05                 Short Term Bond           0.45             0.05
   Equity Q                 0.55           0.05                 Fixed Income I            0.25             0.05
   International            0.70           0.05                 Fixed Income III          0.50             0.05


   Effective September 29, 2000 the Advisor has contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees for the Short Term Bond Fund, and to reimburse the Fund to the extent that fund level expenses exceed 0.52% of the Fund's average daily net assets for the month of October and thereafter on an annual basis. The total amount of the waiver for the month ending October 31, 2000 was $51,875.

   In accordance with the special servicing agreement entered into in February 1999 by the Advisor, the Fund of Funds (a group of five Fund of Funds and the Tax-Managed Global Equity Fund which invest in a combination of Class S shares of the Investment Company's portfolios) and the Funds listed below, the "Underlying Funds" in which the Fund of Funds invest, expenses from the operation of the Fund of Funds are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Fund of Funds. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. In the event that the financial benefits to the Underlying Funds do not exceed aggregate expenses of any Fund of Fund, the Advisor will reimburse the respective Underlying Funds.

                                               Notes to Financial Statements 190

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

For the ten months ended October 31, 2000 and year ended December 31, 1999, the special servicing expense charged to the Underlying Funds amounted to:


         OCTOBER 31, 2000                         DECEMBER 31, 1999
------------------------------------      ------------------------------------
                          AMOUNT                                     AMOUNT
   UNDERLYING FUND         PAID              UNDERLYING FUND          PAID
----------------------- ------------      ----------------------- ------------
Emerging Markets        $   57,465        Emerging Markets        $    30,586
Short-Term Bond             53,514        Short-Term Bond              35,722
Real Estate Securities      71,715        Real Estate Securities       45,435


CUSTODIAN: The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the ten months ended October 31, 2000, the Fund's custodian fees were reduced by the following amounts under these arrangements:


                        OCTOBER 31, 2000
---------------------------------------------------------------------
Equity I        $  13,299       Fixed Income III           $   26,445
Equity II          19,724       Short Term Bond                26,062
Equity III            624       International                   7,851
Equity Q            6,938       Emerging Markets               30,556
Fixed Income I     55,488       Real Estate Securities          4,303


ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides its TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the Advisor. The amounts of this fee for the ten months ended October 31, 2000 and for the year ended December 31, 1999 were $113,905 and $155,898, respectively.

TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the Funds reported herein for the ten months ended October 31, 2000, and for the year ended December 31, 1999 were $4,777,084 and $5,722,442, respectively. In addition, FRIMCo has contractually agreed to waive a portion of its transfer agency fees to the extent that those fees would affect "Other Expenses" of the Fund by one basis point or more. The total transfer agent fee waiver for the ten months ended October 31, 2000 were as follows:

                                     TA FEE
             FUND                 WAIVER AMOUNT
-------------------------------  ---------------
Equity I                         $       13,000
Equity II                                13,000
Equity Q                                 13,000
Fixed Income I                           13,000
Fixed Income III                         12,300
International                            13,000


DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company was authorized to make payments to the Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C and Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C and Class E shares on an annual basis.

191 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

   BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Advisor, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Amounts retained by Frank Russell Securities, Inc. for the ten months ended October 31, 2000, and for the year ended December 31, 1999 were as follows:


                               OCTOBER 31, 2000         DECEMBER 31, 1999
                               ----------------         -----------------
Equity I                       $         95,551         $         211,631
Equity II                                68,450                    76,428
Equity III                               29,315                    74,015
Equity Q                                 38,429                    53,090
International                           460,984                   266,312
Emerging Markets                        241,637                    55,954

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Advisor.

   BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $55,000 per year plus out-of-pocket expenses. Total Trustee expenses for the ten months ended October 31, 2000 were $118,272, and were allocated to each Fund where appropriate, on a pro rata basis. Total Trustee expenses for the year ended December 31, 1999 were $63,075, and were allocated to each Fund where appropriate, on a pro rata basis with a retainer of $30,000 per year.

5. FUND SHARE TRANSACTIONS
   Share transactions for the ten months ended October 31, 2000, the years ended December 31, 1999, and December 31, 1998 were as follows:

                                                                  SHARES                               DOLLARS (000)
                                               ----------------------------------------------------------------------------------
                                                   2000           1999           1998        2000           1999         1998
                                               -----------     ----------    -----------  -----------    -----------  -----------
EQUITY I
  CLASS E (a)
  Proceeds from shares sold                        292,724      1,354,362             --  $    10,564    $    51,240  $        --
  Proceeds from reinvestment of distributions       28,057        115,629             --          959          4,159           --
  Payments for shares redeemed                    (408,715)      (155,939)            --      (14,560)        (5,805)          --
                                               -----------     ----------    -----------  -----------    -----------  -----------
  Net increase (decrease)                          (87,934)     1,314,052             --       (3,037)        49,594           --
                                               -----------     ----------    -----------  -----------    -----------  -----------
  CLASS I
  Proceeds from shares sold                      9,605,512     14,156,753     11,649,184      341,223        524,846      382,855
  Proceeds from reinvestment of distributions      922,199      4,034,855      2,804,239       31,556        145,015       91,198
  Payments for shares redeemed                 (12,744,159)   (13,888,434)   (12,417,244)    (456,221)      (518,304)    (413,664)
                                               -----------     ----------    -----------  -----------    -----------  -----------
  Net increase (decrease)                       (2,216,481)     4,303,174      2,036,179      (83,442)       151,557       60,389
                                               -----------     ----------    -----------  -----------    -----------  -----------
  CLASS Y (b)
  Proceeds from shares sold                      1,235,053             --             --       45,543             --           --
  Proceeds from reinvestment of distributions        5,910             --             --          212             --           --
  Payments for shares redeemed                    (187,340)            --             --       (6,840)            --           --
                                               -----------     ----------    -----------  -----------    -----------  -----------
  Net increase (decrease)                        1,053,623             --             --       38,915             --           --
                                               -----------     ----------    -----------  -----------    -----------  -----------
  Total net increase (decrease)                 (1,250,792)     5,617,226      2,036,179  $   (47,564)   $   201,151  $    60,389
                                               ===========    ===========    ===========  ===========    ===========  ===========


(a) Share transactions for Class E are for the period May 14, 1999 (commencement of sale of shares) to December 31, 1999.

(b) Share transactions for Class Y are for the period March 30, 2000 (commencement of sale of shares) to October 31, 2000.

                                               Notes to Financial Statements 192

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


                                                               SHARES                                  DOLLARS (000)
                                               ---------------------------------------    --------------------------------------
                                                  2000          1999          1998           2000          1999         1998
                                               -----------  ------------  ------------    ----------    ----------    ----------
EQUITY III
  CLASS E (a)
  Proceeds from shares sold                         50,554       337,230            --    $    1,226    $    9,867    $       --
  Proceeds from reinvestment of distributions        2,224        22,539            --            56           577            --
  Payments for shares redeemed                    (115,186)      (56,941)           --        (2,795)       (1,592)           --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Net increase (decrease)                          (62,408)      302,828            --        (1,513)        8,852            --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  CLASS I
  Proceeds from shares sold                      1,725,589     1,957,585     1,912,599        41,982        55,751        57,633
  Proceeds from reinvestment of distributions       41,095       577,930       832,353         1,031        15,142        23,877
  Payments for shares redeemed                  (3,283,293)   (3,331,811)   (3,641,754)      (80,591)      (94,786)     (106,698)
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Total net increase (decrease)                 (1,516,609)     (796,296)     (896,802)      (37,578)      (23,893)      (25,188)
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Total net increase (decrease)                 (1,579,017)     (493,468)     (896,802)   $  (39,091)   $  (15,041)   $  (25,188)
                                               ===========  ============  ============    ==========    ==========    ==========
EQUITY II
  CLASS E (a)
  Proceeds from shares sold                        300,361     1,114,666            --    $   11,258    $   35,655    $       --
  Proceeds from reinvestment of distributions       17,907        42,280            --           654         1,407            --
  Payments for shares redeemed                    (330,935)     (218,128)           --       (12,420)       (7,131)           --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Net increase redeemed                            (12,667)      938,818            --          (508)       29,931            --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  CLASS I
  Proceeds from shares sold                      4,981,555     8,372,629     6,590,024       186,942       260,038       209,065
  Proceeds from reinvestment of distributions      398,533     1,054,369     1,013,507        14,595        34,320        30,141
  Payments for shares redeemed                  (6,397,360)   (5,608,745)   (4,974,795)     (243,582)     (177,851)     (158,755)
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Net increase (decrease)                       (1,017,272)    3,818,253     2,628,736       (42,045)      116,507        80,451
                                               -----------  ------------  ------------    ----------    ----------    ----------
  CLASS Y (b)
  Proceeds from shares sold                      1,304,621            --            --        50,609            --            --
  Proceeds from reinvestment of distributions        3,437            --            --           132            --            --
  Payments for shares  redeemed                     (1,366)           --            --           (50)           --            --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Net increase (decrease)                        1,306,692            --            --        50,691            --            --
                                               -----------  ------------  ------------    ----------    ----------    ----------
  Total net increase (decrease)                    276,753     4,757,071     2,628,736    $    8,138    $  146,438    $   80,451
                                               ===========  ============  ============    ==========    ==========    ==========


193 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                  SHARES                                 DOLLARS (000)
                                                 ----------------------------------------    --------------------------------------
                                                     2000          1999           1998          2000          1999          1998
                                                 ----------     ----------    -----------    ----------    ----------    ----------
EQUITY Q
  CLASS E (a)
  Proceeds from shares sold                         325,867        891,875             --    $   13,267    $   38,092    $       --
  Proceeds from reinvestment of distributions        18,406        101,824             --           702         4,077            --
  Payments for shares redeemed                     (464,372)      (254,253)            --       (18,889)      (10,726)           --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Net increase (decrease)                          (120,099)       739,446             --        (4,920)       31,443            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  CLASS I
  Proceeds from shares sold                       8,964,765      9,489,238      7,788,647       363,852       402,156       298,739
  Proceeds from reinvestment of distributions       740,589      4,403,495      2,920,742        28,430       176,157       109,535
  Payments for shares redeemed                   (9,208,522)   (10,314,554)    (8,992,387)     (377,361)     (437,835)     (344,894)
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Total net increase (decrease)                     496,832      3,578,179      1,717,002        14,921       140,478        63,380
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  CLASS Y (b)
  Proceeds from shares sold                       1,112,199             --             --        46,997            --            --
  Proceeds from reinvestment of distributions         5,356             --             --           221            --            --
  Payments for shares redeemed                     (163,724)            --             --        (6,824)           --            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Net increase (decrease)                           953,831             --             --        40,394            --            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Total net increase (decrease)                   1,330,564      4,317,625      1,717,002    $   50,395    $  171,921    $   63,380
                                                 ==========     ==========    ===========    ==========    ==========    ==========

INTERNATIONAL
  CLASS E (a)
  Proceeds from shares sold                         178,343        799,750             --    $    7,646    $   31,654    $       --
  Proceeds from reinvestment of distributions        18,560         29,732             --           818         1,314            --
  Payments for shares redeemed                     (193,483)      (175,179)            --        (8,483)       (7,644)           --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Net increase (decrease)                             3,420        654,303             --           (19)       25,324            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  CLASS I
  Proceeds from shares sold                       7,484,295      8,507,370      8,855,148       323,366       342,619       330,798
  Proceeds from reinvestment of distributions       807,189      1,496,665        756,486        35,605        64,808        27,770
  Payments for shares redeemed                   (7,478,950)    (9,584,595)   (11,065,451)     (326,652)     (389,449)     (412,202)
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Net increase (decrease)                           812,534        419,440     (1,453,817)       32,319        17,978       (53,634)
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  CLASS Y (b)
  Proceeds from shares sold                       2,117,122             --             --        93,469            --            --
  Proceeds from reinvestment of distributions            --             --             --            --            --            --
  Payments for shares redeemed                     (145,771)            --             --        (6,200)           --            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Net increase (decrease)                         1,971,351             --             --        87,269            --            --
                                                 ----------     ----------    -----------    ----------    ----------    ----------
  Total net increase (decrease)                   2,787,305      1,073,743     (1,453,817)   $  119,569    $   43,302    $  (53,634)
                                                ===========    ===========    ===========    ==========    ==========    ==========

 (a) Share transactions for Class E are for the period May 14, 1999 (commencement of sale of shares) to December 31, 1999.

 (b) Share transactions for Class Y are for the period March 30, 2000 (commencement of sale of shares) to October 31, 2000.

                                               Notes to Financial Statements 194

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


                                                                  SHARES                                  DOLLARS (000)
                                                -----------------------------------------    ------------------------------------
                                                    2000          1999           1998           2000          1999         1998
                                                -----------   ------------   ------------    ----------    ----------   ----------
EMERGING MARKETS
  CLASS C (c)
  Proceeds from shares sold                         140,959        147,290             --    $    1,606    $    1,466   $       --
  Proceeds from reinvestment of distributions           228             45             --             3            --           --
  Payments for shares redeemed                      (28,302)       (16,617)            --          (319)         (167)          --
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Net increase (decrease)                           112,885        130,718             --         1,290         1,299           --
                                                -----------   ------------   ------------    ----------    ----------   ----------
  CLASS E (d)
  Proceeds from shares sold                         288,875        852,482          4,558         3,222         8,575           38
  Proceeds from reinvestment of distributions         1,435          1,091             --            19            13           --
  Payments for shares redeemed                     (103,971)      (353,467)            --        (1,246)       (3,674)          --
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Net increase (decrease)                           186,339        500,106          4,558         1,995         4,914           38
                                                -----------   ------------   ------------    ----------    ----------   ----------
  CLASS S
  Proceeds from shares sold                      13,110,992     14,900,682     22,508,124       150,574       140,982      221,964
  Proceeds from reinvestment of distributions       131,179        281,096        188,272         1,688         2,639        2,070
  Payments for shares redeemed                   (8,818,705)   (15,483,258)   (16,241,312)     (100,976)     (152,294)    (149,675)
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Net increase (decrease)                         4,423,466       (301,480)     6,455,084        51,286        (8,673)      74,359
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Total net increase (decrease)                   4,722,690        329,344      6,459,642    $   54,571    $   (2,460)  $   74,397
                                                ===========   ============   ============    ==========    ==========   ==========

REAL ESTATE SECURITIES
  CLASS C (a)
  Proceeds from shares sold                          64,749         84,921             --    $    1,594    $    2,034   $       --
  Proceeds from reinvestment of distributions         3,034          2,678             --            76            59           --
  Payments for shares redeemed                      (14,954)        (9,550)            --          (367)         (227)          --
                                                -----------   ------------   ------------    ----------    ----------   ----------
   Net increase (decrease)                           52,829         78,049             --         1,303         1,866           --
                                                -----------   ------------   ------------    ----------    ----------   ----------
   CLASS E (b)
  Proceeds from shares sold                         142,796        378,070         28,391         3,584         9,451          715
  Proceeds from reinvestment of distributions         9,694         13,837            375           243           312            9
  Payments for shares redeemed                     (117,101)      (113,177)        (6,530)       (2,906)       (2,588)        (183)
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Total net increase (decrease)                      35,389        278,730         22,236           921         7,175          541
                                                -----------   ------------   ------------    ----------    ----------   ----------
  CLASS S
  Proceeds from shares sold                       6,443,988     10,307,873      9,286,206       156,960       247,786      254,637
  Proceeds from reinvestment of distributions       687,466      1,500,692      1,114,356        17,315        34,444       30,226
  Payments for shares redeemed                   (7,381,200)    (9,610,223)    (6,759,461)     (183,340)     (227,746)    (178,741)
                                                -----------   ------------   ------------    ----------    ----------   ----------
   Total net increase  (decrease)                  (249,746)     2,198,342      3,641,101        (9,065)       54,484      106,122
                                                -----------   ------------   ------------    ----------    ----------   ----------
  Total net increase (decrease)                    (161,528)     2,555,121      3,663,337    $   (6,841)   $   63,525   $  106,663
                                                ===========   ============   ============    ==========    ==========   ==========

(a) Share transactions for Class E are for the period May 14, 1999 (commencement of sales) to December 31, 1999.

(b) Share transactions for Class Y are for the period March 29, 2000 (commencement of sales) to October 31, 2000.

(c) Share transactions for Class C are for the period January 27, 1999 (commencement of sales) to December 31, 1999

(d) Share transactions for Class E are for the period September 22, 1998 (commencement of sales) to December 31, 1998.

195 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                   SHARES                                DOLLARS (000)
                                                 -----------------------------------------    -------------------------------------
                                                     2000           1999           1998          2000          1999         1998
                                                 -----------    -----------     ----------    ----------    ----------   ----------
SHORT TERM BOND
  CLASS C (c)
  Proceeds from shares sold                           22,477        104,488             --    $      408    $    1,907   $       --
  Proceeds from reinvestment of distributions          1,599          1,225             --            29            22           --
  Payments for shares  redeemed                      (31,409)       (61,555)            --          (571)       (1,119)          --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Net increase (decrease)                             (7,333)        44,158             --          (134)          810           --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  CLASS E (d)
  Proceeds from shares sold                          116,497        550,310             --         2,122        10,084           --
  Proceeds from reinvestment of distributions         22,134         14,963             --           401           271           --
  Payments for shares  redeemed                      (76,745)       (84,513)            --        (1,395)       (1,538)          --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Total net increase (decrease)                       61,886        480,760             --         1,128         8,817           --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  CLASS S
  Proceeds from shares sold                        6,650,792     12,497,701      6,088,176       120,544       229,357      112,707
  Shares issued in connection with acquisition
    of Volatility Constrained Bond Fund                   --      8,934,738             --            --       163,684           --
  Proceeds from reinvestment of distributions        866,714      1,023,507        604,269        15,671        18,557       11,141
  Payments for shares redeemed                    (9,120,589)   (11,748,485)    (5,088,094)     (165,693)     (214,600)     (94,296)
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Total net increase (decrease)                   (1,603,083)    10,707,461      1,604,351       (29,478)      196,998       29,552
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Total net increase (decrease)                   (1,548,530)    11,232,379      1,604,351    $  (28,484)   $  206,625   $   29,552
                                                 ===========    ===========     ==========    ==========    ==========   ==========

FIXED INCOME I
  CLASS E (a)
  Proceeds from shares sold                          287,075      2,062,938             --    $    5,884    $   43,403   $       --
  Proceeds from reinvestment of distributions         73,480         61,886             --         1,510         1,272           --
  Payments for shares redeemed                      (529,190)      (353,494)            --       (10,865)       (7,315)          --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Net increase (decrease)                           (168,635)     1,771,330             --        (3,471)       37,360           --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  CLASS I
  Proceeds from shares sold                       13,437,770     18,807,025     18,203,608       275,936       402,034      398,149
  Proceeds from reinvestment of distributions      1,813,302      2,614,237      2,497,093        37,248        54,266       54,549
  Payments for shares redeemed                   (23,696,396)   (14,519,562)   (12,833,370)     (487,272)     (310,433)    (281,502)
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Total net increase (decrease)                   (8,445,324)     6,901,700      7,867,331      (174,088)      145,867      171,196
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  CLASS Y (b)
  Proceeds from shares sold                        8,093,084             --             --       166,798            --           --
  Proceeds from reinvestment of distributions        357,248             --             --         7,332            --           --
  Payments for shares redeemed                    (1,523,097)            --             --       (31,454)           --           --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Net increase (decrease)                          6,927,235             --             --       142,676            --           --
                                                 -----------    -----------     ----------    ----------    ----------   ----------
  Total net increase (decrease)                   (1,686,724)     8,673,030      7,867,331    $  (34,883)   $  183,227   $  171,196
                                                 ===========    ===========     ==========    ==========    ==========   ==========

(a) Share transactions for Class C are for the period January 27, 1999 (commencement of sale of shares) to December 31, 1999.

(b) Effective May 18, 1998, Class C was renamed Class E.

(c) Share transactions for Class C are for the period March 3, 1999 (commencement of sale of shares) to December 31, 1999.

(d) Share transactions for Class E are for the period February 18, 1999 (commencement of sale of shares) to December 31, 1999.

                                               Notes to Financial Statements 196

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


                                                                   SHARES                                 DOLLARS (000)
                                                ------------------------------------------     ----------------------------------
                                                    2000           1999           1998            2000         1999        1998
 FIXED INCOME III                               ------------   ------------   ------------     ---------    ---------   ---------
  CLASS E (a)
  Proceeds from shares sold                          302,624        308,301             --     $   2,938    $   3,102   $      --
  Proceeds from reinvestment of distributions         21,605         10,658             --           210          104          --
  Payments for shares redeemed                       (21,824)       (72,605)            --          (211)        (709)         --
                                                ------------   ------------   ------------     ---------    ---------   ---------
  Net increase (decrease)                            302,405        246,354             --         2,937        2,497          --
                                                ------------   ------------   ------------     ---------    ---------   ---------

  CLASS I
  Proceeds from shares sold                       13,341,673     20,354,848     20,310,407       129,017      204,642     212,963
  Proceeds from reinvestment of distributions      2,241,863      2,728,636      3,397,977        21,725       26,843      35,268
  Payments for shares redeemed                   (17,594,072)   (19,561,642)   (15,209,804)     (170,578)    (196,406)   (159,236)
                                                ------------   ------------   ------------     ---------    ---------   ---------
  Total net increase (decrease)                   (2,010,536)     3,521,842      8,498,580       (19,836)      35,079      88,995
                                                ------------   ------------   ------------     ---------    ---------   ---------

  CLASS Y (c)
  Proceeds from shares sold                        2,118,163             --             --        20,584           --          --
  Proceeds from reinvestment of distributions         68,648             --             --           665           --          --
  Payments for shares redeemed                            --             --             --            --           --          --
                                                ------------   ------------   ------------     ---------    ---------   ---------
  Net increase (decrease)                          2,186,811             --             --        21,249           --          --
                                                ------------   ------------   ------------     ---------    ---------   ---------
  Total net increase (decrease)                      478,680      3,768,196      8,498,580     $   4,350    $  37,576   $  88,995
                                                ============   ============   ============     =========    =========   =========

6.   LINE OF CREDIT
     The Investment Company and several affiliated Funds (the "Participants") share in a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .10% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually (Federal Fund Rate plus 1.75% prior to and including February 27, 2000), is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 10 percent of the value of their net assets under the agreement. The agreement will expire December 30, 2000. The Fund did not have any drawdowns for the ten months ended October 31, 2000, and the year ended December 31, 1999.

7.   DIVIDENDS
     On December 7, 2000, the Fund's declared the following dividends from net investment income payable on December 12, 2000 to shareholders of record on December 8, 2000.

                                      DECEMBER 2000
                                      -------------
     Fixed Income I - Class E            $0.3690
     Fixed Income I - Class I             0.3845
     Fixed Income I - Class Y             0.3858
     Fixed Income III - Class E           0.1764
     Fixed Income III - Class I           0.1927
     Fixed Income III - Class Y           0.1937

     (a) Share transactions for Class E are for the period May 14, 1999 (commencement of sales) to December 31, 1999.

     (b) Share transactions for Class Y are for the period March 29, 2000 (commencement of sales) to October 31, 2000.

     (c) Share transactions for Class Y are for the period June 8, 2000 (commencement of sales) to October 31, 2000.

197 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

8. BENEFICIAL INTEREST
   As of October 31, 2000, the following Funds have one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund:

                                         %        %        %         %
                                      ------   ------   ------    ------
    Equity I - Class E                 22.6      --       --        --
    Equity I - Class I                 11.4      --       --        --
    Equity I - Class Y                100.0      --       --        --
    Equity II - Class E                40.0      --       --        --
    Equity II - Class I                14.5      --       --        --
    Equity II - Class Y               100.0      --       --        --
    Equity III - Class E               21.3     20.7     10.3       --
    Equity Q - Class E                 17.2     16.2     10.1       --
    Equity Q - Class I                 15.8     10.2      --        --
    Equity Q - Class Y                100.0      --       --        --
    International - Class E            13.8      --       --        --
    International - Class I            14.1      --       --        --
    International - Class Y           100.0      --       --        --
    Emerging Markets - Class C         36.6      --       --        --
    Emerging Markets - Class E         14.2     11.0      --        --
    Emerging Markets - Class S         10.2      --       --        --
    Real Estate Securities - Class C   39.5      --       --        --
    Real Estate Securities - Class E   13.8      --       --        --
    Real Estate Securities - Class S   16.4      --       --        --
    Short Term Bond - Class C          18.9     13.4      --        --
    Fixed Income I - Class E           18.8     14.9     13.6       --
    Fixed Income I - Class I           11.2      --       --        --
    Fixed Income I - Class Y          100.0      --       --        --
    Fixed Income III - Class E         15.6     14.8     12.2      11.9
    Fixed Income III - Class I         14.0     11.5      --        --
    Fixed Income III - Class Y        100.0      --       --        --

                                               Notes to Financial Statements 198

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I, Fixed Income III, Emerging Markets, Real Estate Securities, and Short Term Bond (the "Funds")) at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Seattle, Washington
December 15, 2000


199 Report of Independent Accountants

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

TAX INFORMATION

October 31, 2000 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2000:

                       TOTAL LONG-TERM
                        CAPITAL GAINS
                       ---------------
Equity I               $    16,347,876
Equity II                       40,276
Equity Q                    14,551,781
International               11,134,320


The Emerging Markets Fund and International Fund paid foreign taxes of $621,631 and $2,461,673, and recognized $3,966,698 and $26,166,902 of foreign source income, respectively, during the taxable year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Fund designates $.0156 and $.0807 per share of foreign taxes paid and $.0998 and $.8575 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2000.


                                                             Tax Information 200

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Kristianne Blake
 Lee C. Gingrich
 Eleanor W. Palmer
 Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
 George F. Russell, Jr.

OFFICERS
 Lynn L. Anderson, Chairman of the Board and President
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 1001 4th Avenue Plaza
 Suite 4200
 Seattle, WA 98154

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
EQUITY I FUND
 Alliance Capital Management L.P., Minneapolis, MN
 Barclays Global Investors, San Francisco, CA
 Equinox Capital Management, LLC, New York, NY
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Marsico Capital Management, LLC, Denver, CO
 Peachtree Asset Management, Atlanta, GA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Strong Capital Management, Inc. Menomonee Falls, WI
 Suffolk Capital Management, Inc., New York, NY
 Turner Investment Partners, Inc. Berwyn, PA
 Westpeak Investment Advisors, L.P., Boulder, CO

EQUITY II FUND
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 GlobeFlex Capital, L.P., San Diego, CA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Sirach Capital Management, Inc., Seattle, WA
 TimesSquare Capital Management, Inc., New York, NY
 Westpeak Investment Advisors, L.P., Boulder, CO

EQUITY III FUND
 Barclays Global Investors, San Francisco, CA
 Equinox Capital Management, LLC, New York, NY
 Westpeak Investment Advisors, L.P., Boulder, CO

EQUITY Q FUND
 Barclays Global Investors, San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 J.P. Morgan Investment Management, Inc., New York, NY

INTERNATIONAL FUND
 Delaware International Advisers Ltd., London, England
 Driehaus Capital Management, Inc., Chicago, IL
 Fidelity Management Trust Company, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY
 Marvin & Palmer Associates, Inc., Wilmington, DE
 Mastholm Asset Management, LLC, Bellevue, WA
 Montgomery Asset Management, LLC, San Francisco, CA
 Oechsle International Advisors, LLC, Boston, MA
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA

EMERGING MARKETS FUND
 Foreign & Colonial Emerging Markets Limited, London, England
 Genesis Asset Managers Limited, London, England
 Nicholas Applegate Capital Management, San Diego, CA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Schroder Investment Management North America Limited,
    New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

201 Manager, Money Managers and Service Providers

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

REAL ESTATE SECURITIES FUND
 AEW Capital Management, L.P., Boston, MA
 Cohen & Steers Capital Management, Inc., New York, NY
 Security Capital Global Capital Management Group Inc., Chicago, IL

SHORT TERM BOND FUND
 BlackRock Financial Management, Inc., New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management California, Santa Barbara, CA

FIXED INCOME I FUND
 Lincoln Capital Management Company, Chicago, IL
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

FIXED INCOME III FUND
 Lazard Asset Management, New York, NY
 Miller Anderson & Sherrerd, West Conshohocken, PA
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers 202

[LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax: 253-591-3495

www.russell.com                                                 36-08-020 (1000)

------------------
MONEY MARKET FUNDS
------------------

                                                FRANK RUSSELL INVESTMENT COMPANY

2000 ANNUAL REPORT

CLASS S SHARES

MONEY MARKET FUND
US GOVERNMENT MONEY MARKET FUND
TAX FREE MONEY MARKET FUND

OCTOBER 31, 2000


                                      [LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

                       FRANK RUSSELL INVESTMENT COMPANY

                       Frank Russell Investment Company
                       is a "series mutual fund" with 29
                       different investment portfolios.
                       These financial statements report
                       on three Funds, each of which has
                       distinct investment objectives and
                       strategies.


                       FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

                       Responsible for overall management
                       and administration of the Funds.


                       FRANK RUSSELL COMPANY

                       Consultant to Frank Russell
                       Investment Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY

                               MONEY MARKET FUNDS

                                  ANNUAL REPORT

                                OCTOBER 31, 2000



                                TABLE OF CONTENTS

                                                                Page

          Letter to Our Clients ...........................        2

          Money Market Fund ...............................        3

          US Government Money Market Fund .................       11

          Tax Free Money Market Fund ......................       17

          Notes to Financial Statements ...................       30

          Report of Independent Accountants ...............       33

          Tax Information .................................       34

          Manager, Money Managers and Service Providers ...       35







FRANK RUSSELL INVESTMENT COMPANY - MONEY MARKET FUNDS
Copyright (C) Frank Russell Company 2000. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and, except for a money market fund, the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Income from tax-free funds may be subject to an alternative minimum tax, or state and local taxes. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



We are pleased to present the Frank Russell Investment Company 2000 Annual Report. This report covers information on three of the Funds and represents our nineteenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 2000, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1999 we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. Class Y shares of the Institutional Funds were opened for investment, and the LifePoints/(R)/ Funds added Class S shares during 2000. Additionally, the Tax-Managed Global Equity Fund was opened for investment in January 2000, providing a diversified asset-allocated product to compliment the existing tax-managed Russell funds.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 2001 and continuing to earn your support.

Sincerely,



/s/ Lynn L. Anderson

Lynn L. Anderson.
Chairman of the Board
Frank Russell Investment Company

MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                October 31, 2000


                                                                 PRINCIPAL
                                                                  AMOUNT                       DATE            VALUE
                                                                   (000)         RATE           OF             (000)
                                                                     $            %          MATURITY*           $
                                                                 ---------      ------       ---------        -------
CORPORATE BONDS AND NOTES - 22.0%
Chase Manhattan Corp. (a)                                           5,000        7.002        11/02/00          5,000
FCC National Bank of Wilmington Delaware (a)                       50,000        6.832        04/12/01         50,016
Ford Motor Credit                                                  15,000        6.550        01/23/01         15,000
General Electric Capital Corp.                                     25,000        7.170        05/07/01         25,000
Gien Raven MLS, Inc. (a)                                           40,000        6.650        05/01/14         40,000
Grantor Trust Series 1996-2 (a)                                     6,271        6.720        12/23/06          6,270
Grantor Trust Series 1997-11 (a)                                   30,757        6.673        12/01/04         30,757
Grantor Trust Series 1998-T67 (a)                                  17,860        6.840        07/01/04         17,860
Gulf States Paper Corp. Series 1998 (a)                            40,000        6.620        11/01/18         40,000
Illinois Educational Facilities Authority Revenues (a)             44,300        6.620        07/01/24         44,300
Morganite Industries Series 1998-A (a)                             50,000        6.620        07/01/18         50,000
Presbyterian Homes & Services Series B2 (a)                        21,955        6.620        12/01/28         21,955
Wal-Mart Stores, Inc.                                              25,000        5.955        06/01/01         24,798
Warehouse One (a)                                                     221        6.870        11/06/00            221
Warehouse One (a)                                                     312        6.870        11/17/00            312
Warehouse One (a)                                                   1,270        6.870        12/08/00          1,270
Warehouse One (a)                                                     624        6.870        12/11/00            624
Warehouse One (a)                                                   1,613        6.870        12/15/00          1,613
Warehouse One (a)                                                     484        6.870        12/18/00            484
Warehouse One (a)                                                   1,086        6.870        12/19/00          1,086
Warehouse One (a)                                                   6,094        6.870        12/21/00          6,094
Warehouse One (a)                                                   1,479        6.870        12/22/00          1,479
Warehouse One (a)                                                     466        6.870        12/26/00            466
Warehouse One (a)                                                     878        6.870        12/29/00            878
Warehouse One (a)                                                     388        6.870        12/30/00            388
                                                                                                              -------

TOTAL CORPORATE BONDS AND NOTES (amortized cost $385,871)                                                     385,871
                                                                                                              =======

YANKEE CERTIFICATES OF DEPOSIT - 9.1%
Bank of Nova Scotia                                                20,000        6.510        01/16/01         19,998
Bank of Nova Scotia                                                15,000        6.680        02/02/01         14,999
Bank of Nova Scotia                                                25,000        6.700        02/07/01         25,000
Barclays Bank PLC                                                  10,000        6.685        02/20/01          9,986
Commerzbank AG                                                     15,000        7.150        06/29/01         14,995
Deutsche Bank AG                                                   25,000        6.750        02/22/01         24,996
Royal Bank of Canada Trust Co.                                     15,000        6.450        01/05/01         14,998
Union Bank of Switzerland AG                                       15,000        6.820        03/28/01         14,998
Westpac Banking Corp.                                              20,000        6.720        02/07/01         19,998
                                                                                                              -------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost $159,968)                                                159,968
                                                                                                              =======

DOMESTIC COMMERCIAL PAPER - 57.0%
Arrow Electronics, Inc.                                            49,681        6.725        11/01/00         49,681
AT&T Corp.                                                         20,000        7.270        06/14/01         20,000
Atlantis One Funding Corp.                                         31,357        6.520        02/23/01         30,716
BankAmerica Corp.                                                  20,000        6.550        02/13/01         19,622
Banc One Financial Corp.                                           25,000        6.510        02/26/01         24,471
Banco Continental de Panama SA                                     20,000        6.600        11/27/00         19,905
Banco Continental de Panama SA                                     10,000        6.520        02/26/01          9,788
Banco Continental de Panama SA                                     10,000        6.470        04/05/01          9,721

3 Money Market Fund

MONEY MARKET FUND

                                                                October 31, 2000

                                                                 PRINCIPAL
                                                                  AMOUNT                       DATE           VALUE
                                                                   (000)         RATE           OF            (000)
                                                                     $            %          MATURITY*          $
                                                                 ---------      ------      ----------      ---------
Banco del Istmo SA                                                 10,000        6.640        01/08/01          9,875
Banco del Istmo SA                                                 10,000        6.470        04/30/01          9,677
Bavaria TRR Corp.                                                  13,000        6.550        02/16/01         12,747
Bills Securitisation, Ltd.                                         30,000        6.540        02/12/01         29,439
Bills Securitisation, Ltd.                                         25,000        6.510        03/12/01         24,408
Bills Securitisation, Ltd.                                         25,000        6.500        03/21/01         24,369
BTM Capital Corp.                                                  12,000        6.580        12/01/00         11,934
Centric Capital Corp.                                               3,485        6.580        01/29/01          3,428
Certain Funding Corp.                                              17,050        6.540        11/13/00         17,013
Commerz Euro                                                       25,000        6.610        01/22/01         24,624
Forrestal Funding Trust                                            10,000        6.560        01/31/01          9,834
Forrestal Funding Trust                                            40,000        6.560        02/08/01         39,278
Forrestal Funding Trust                                            18,000        6.560        02/09/01         17,672
Forrestal Funding Trust                                            19,000        6.520        02/23/01         18,608
Galicia Funding Corp.                                              40,000        6.470        03/23/01         38,979
Gotham Funding Corp.                                               14,013        6.620        11/01/00         14,013
Gotham Funding Corp.                                               25,000        6.580        11/13/00         24,945
Gotham Funding Corp.                                                8,680        6.590        11/13/00          8,661
Gotham Funding Corp.                                               25,000        6.590        11/16/00         24,931
Intrepid Funding Master Trust                                      19,489        6.540        01/24/01         19,192
Intrepid Funding Master Trust                                      25,000        6.520        02/12/01         24,534
Irish Permanent Treasury PLC                                       20,000        6.610        02/05/01         19,647
Jefferson Pilot Corp.                                              20,000        6.510        03/09/01         19,537
Lexington Parker Capital Corp.                                     25,000        6.520        03/01/01         24,457
Lexington Parker Capital Corp.                                     30,000        6.510        03/02/01         29,344
LG - Caltex Oil Corp.                                              22,000        6.540        11/08/00         21,972
Lone Star Funding                                                  86,230        6.530        11/13/00         86,042
Michigan National Bank                                             50,000        6.725        11/01/00         50,000
Mitsubishi Motors Credit of America, Inc.                          31,000        6.620        11/03/00         30,989
Mitsubishi Motors Credit of America, Inc.                          20,000        6.580        11/20/00         19,931
Moat Funding LLC                                                   15,000        6.540        01/24/01         14,771
Stellar Funding Group                                              17,158        6.620        12/05/00         17,051
Stellar Funding Group                                              10,981        6.680        12/29/00         10,863
Thames Asset Global Securitization                                 16,836        6.520        02/28/01         16,473
Westways Funding I Ltd.                                            12,500        6.550        11/13/00         12,473
Westways Funding I Ltd.                                            15,000        6.550        11/21/00         14,945
Westways Funding II Ltd.                                           22,065        6.550        11/28/00         21,957
                                                                                                            ---------

TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $1,002,517)                                                 1,002,517
                                                                                                            ---------

EURODOLLAR TIME DEPOSIT - 7.4%
Banque Nationale de Paris                                          25,000        6.590        11/01/00         25,000
Canadian Imperial Bank                                             15,000        6.570        01/29/01         14,999
Canadian Imperial Bank                                             25,000        6.990        05/02/01         24,999
Canadian Imperial Bank of Commerce                                 41,936        6.563        11/01/00         41,936
Societe Generale Cayman                                            24,000        6.563        11/01/00         24,000
                                                                                                            ---------

TOTAL EURODOLLAR TIME DEPOSITS (amortized cost $130,934)                                                      130,934
                                                                                                            ---------

                                                             Money Market Fund 4

MONEY MARKET FUND

                                                                October 31, 2000

                                                                 PRINCIPAL
                                                                  AMOUNT                      DATE             VALUE
                                                                   (000)         RATE          OF              (000)
                                                                     $            %         MATURITY*            $
                                                                 ---------      ------      ---------       -----------
EURODOLLAR CERTIFICATES OF DEPOSIT - 2.3%
CitiBank AG                                                        20,000        6.750       12/18/00            20,000
CitiBank AG                                                        20,000        6.895       01/22/01            20,000
                                                                                                            -----------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost $40,000)                                                40,000
                                                                                                            -----------

UNITED STATES GOVERNMENT AGENCIES - 1.4%
Aid to Chile Guaranteed Note (LIBOR Floater)(a)                     8,997        6.813       06/01/05             9,002
Aid to INH Portugal Guaranteed Note (LIBOR Floater)(a)             10,938        6.890       12/01/17            11,097
Federal Home Loan Mortgage Corp.                                    2,000        5.250       01/19/01             1,994
Federal Home Loan Mortgage Corp.                                    2,000        5.270       01/19/01             1,994
                                                                                                            -----------

TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $24,087)                                                 24,087
                                                                                                            -----------

TOTAL INVESTMENTS - 99.2% (amortized cost $1,743,377)(b)                                                      1,743,377

OTHER ASSETS AND LIABILITIES, NET - 0.8%                                                                         14,053
                                                                                                            -----------

NET ASSETS - 100.0%                                                                                           1,757,430
                                                                                                            ===========

* The interest rate for all securities with a maturity date greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a)  Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.

Abbreviations:
LIBOR - London Interbank Offered Rate


See accompanying notes which are an integral part of the financial statements.

5 Money Market Fund

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000


ASSETS
Investments at amortized cost which approximates market .............................    $ 1,743,377
Cash ................................................................................          1,007
Interest receivable .................................................................         13,769
                                                                                         -----------

   Total assets .....................................................................      1,758,153

LIABILITIES
Payables:
 Dividends ...........................................................    $       325
 Accrued fees to affiliates ..........................................            254
 Other accrued expenses ..............................................            144
                                                                          -----------

   Total liabilities ................................................................            723
                                                                                         -----------

NET ASSETS ..........................................................................    $ 1,757,430
                                                                                         ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss) ................................................    $      (116)
Shares of beneficial interest .......................................................         17,575
Additional paid-in capital ..........................................................      1,739,971
                                                                                         -----------

NET ASSETS ..........................................................................    $ 1,757,430
                                                                                         ===========

NET ASSET VALUE, offering and redemption price per share:
 ($1,757,429,950 divided by 1,757,545,025 shares of $.01 par value
 shares of beneficial interest outstanding) .........................................    $      1.00
                                                                                         ===========


  See accompanying notes which are an integral part of the financial statements.

                                                             Money Market Fund 6

MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands


                                                                TEN MONTHS ENDED       YEAR ENDED
                                                                OCTOBER 31, 2000    DECEMBER 31, 1999
                                                               ------------------  -------------------
INVESTMENT INCOME
 Interest .......................................................   $  93,770           $ 108,659
                                                                    ---------           ---------

EXPENSES
 Advisory fees ..................................................       2,932               4,087
 Administrative fees ............................................         733               1,022
 Custodian fees .................................................         398                 588
 Transfer agent fees ............................................         369                 612
 Professional fees ..............................................          36                  20
 Registration fees ..............................................         113                 123
 Trustees' fees .................................................          11                   5
 Miscellaneous ..................................................          87                  49
                                                                    ---------           ---------

 Expenses before reductions .....................................       4,679               6,506
 Expense reductions .............................................      (2,233)             (3,065)
                                                                    ---------           ---------

   Expenses, net ................................................       2,446               3,441
                                                                    ---------           ---------

Net investment income ...........................................      91,324             105,218
                                                                    ---------           ---------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments .........................         (95)                (18)
                                                                    ---------           ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $  91,229           $ 105,200
                                                                    =========           =========


See accompanying notes which are an integral part of the financial statements.

7 Money Market Fund

MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                                         TEN MONTHS ENDED       YEAR ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                        ------------------  -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ............................................         $    91,324         $   105,218          $    60,214
 Net realized gain (loss) .........................................                 (95)                (18)                  (3)
                                                                            -----------         -----------          -----------

   Net increase in net assets from operations .....................              91,229             105,200               60,211
                                                                            -----------         -----------          -----------

DISTRIBUTIONS
 From net investment income .......................................             (91,324)           (105,218)             (60,214)
                                                                            -----------         -----------          -----------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ....            (269,192)            421,709              678,746
                                                                            -----------         -----------          -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .......................            (269,287)            421,691              678,743

NET ASSETS
 Beginning of period ..............................................           2,026,717           1,605,026              926,283
                                                                            -----------         -----------          -----------

 End of period ....................................................         $ 1,757,430         $ 2,026,717          $ 1,605,026
                                                                            ===========         ===========          ===========


  See accompanying notes which are an integral part of the financial statements.

                                                             Money Market Fund 8

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
                                                       2000*        1999         1998         1997         1996         1995
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000
                                                    ----------   ----------   ----------   ----------   ----------   ----------

INCOME FROM OPERATIONS
 Net investment income .........................         .0519        .0515        .0553        .0563        .0549        .0601
                                                    ----------   ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS
 From net investment income ....................        (.0519)      (.0515)      (.0553)      (.0563)      (.0549)      (.0601)
                                                    ----------   ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD .................    $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000
                                                    ==========   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN (%)(a)(c) .........................          5.32         5.27         5.69         5.79         5.63         6.19

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ......     1,757,430    2,026,717    1,605,026      926,283      496,932      533,643

 Ratios to average net assets (%)(b)(c):
   Operating expenses, net (d) .................           .17          .17          .16          .08          .05          .06
   Operating expenses, gross (d) ...............           .32          .32          .31          .30          .30          .26
   Net investment income .......................          6.23         5.15         5.54         5.65         5.49         6.01


*    For the ten months ended October 31, 2000.
(a)  Periods less than one year are not annualized.
(b)  The ratios for periods less than one year are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 3.
(d)  See Note 3 for current period amounts.

9 Money Market Fund

US GOVERNMENT MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                October 31, 2000

                                                                          PRINCIPAL
                                                                           AMOUNT                        DATE          VALUE
                                                                            (000)          RATE           OF           (000)
                                                                              $             %          MATURITY*         $
                                                                         -----------   -----------    -----------   -----------
UNITED STATES GOVERNMENT AGENCIES - 62.5%
Aid to Chile Guaranteed Note (LIBOR Floater)(a)                             4,228         6.813        06/01/05           4,230
Aid to Sri Lanka Guaranteed Note (LIBOR Floater)(a)                         3,000         6.890        06/15/12           3,024
Federal Home Loan Bank                                                      1,500         5.175        12/22/00           1,497
Federal Home Loan Mortgage Corporation                                      1,250         5.125        12/15/00           1,247
Federal Home Loan Mortgage Corporation                                      1,000         5.250        01/19/01             997
Federal Home Loan Mortgage Corporation                                      1,595         5.480        02/26/01           1,587
Federal Home Loan Mortgage Corporation                                      5,000         5.375        03/01/01           4,971
Federal Home Loan Mortgage Corporation Principal Only Zero Coupon           5,000         0.000        05/24/01           4,810
Federal National Mortgage Association                                       5,000         4.900        11/02/00           5,000
Federal National Mortgage Association                                       5,500         5.140        11/16/00           5,498
Federal National Mortgage Association                                       1,000         5.150        12/22/00             998
Federal National Mortgage Association                                       2,000         5.070        02/02/01           1,991
Federal National Mortgage Association                                       1,000         5.500        02/02/01             997
Federal National Mortgage Association                                       3,000         5.360        02/16/01           2,985
Federal National Mortgage Association                                       5,000         6.470        02/16/01           4,997
Federal National Mortgage Association                                       3,000         5.375        03/27/01           2,979
Federal National Mortgage Association                                       1,000         5.380        04/26/01             993
Inter-American Develop Bank                                                 2,000         8.500        05/01/01           2,015
                                                                                                                    -----------

TOTAL UNITED STATES GOVERNMENT AGENCIES                                                                                  50,816
                                                                                                                    -----------

TOTAL INVESTMENTS - 62.5% (amortized cost $50,816)                                                                       50,816
                                                                                                                    -----------

REPURCHASE AGREEMENT - 36.4%
Agreement with ABN AMRO and Netherlands Bank (Tri-Party) of $29,613 acquired October 31, 2000 at 6.600% to be repurchased at $29,613 on November 1, 2000, collateralized by:
 $29,613 United States Agency Obligations, valued at $30,209                                                             29,613
                                                                                                                    -----------

TOTAL REPURCHASE AGREEMENT (identified cost $29,613)                                                                     29,613
                                                                                                                    -----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENT - 98.9% (cost $80,429)(b)                                                     80,429

OTHER ASSETS AND LIABILITIES, NET - 1.1%                                                                                    887
                                                                                                                    -----------

NET ASSETS - 100.0%                                                                                                      81,316
                                                                                                                    ===========

* The identified interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a)  Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.


Abbreviations:
LIBOR - London Interbank Offered Rate

11 US Government Money Market Fund

US GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at amortized cost which approximates market ............................   $   50,816
Repurchase agreements (identified cost $29,613) ....................................       29,613
Interest receivable ................................................................          904
Prepaid expenses ...................................................................            1
                                                                                       ----------

   Total assets ....................................................................       81,334

LIABILITIES
Payables:
 Dividends ............................................................   $       13
 Accrued fees to affiliates ...........................................            1
 Other accrued expenses ...............................................            4
                                                                          ----------

   Total liabilities ...............................................................           18
                                                                                       ----------

NET ASSETS .........................................................................   $   81,316
                                                                                       ==========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss) ...............................................   $       (9)
Shares of beneficial interest ......................................................          813
Additional paid-in capital .........................................................       80,512
                                                                                       ----------

NET ASSETS .........................................................................   $   81,316
                                                                                       ==========

NET ASSET VALUE, offering and redemption price per share:
 ($81,316,050 divided by 81,325,522 shares of $.01 par value
   shares of beneficial interest outstanding) ......................................   $     1.00
                                                                                       ==========

  See accompanying notes which are an integral part of the financial statements.

                                              US Government Money Market Fund 12

US GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                    TEN MONTHS ENDED      YEAR ENDED
                                                    OCTOBER 31, 2000   DECEMBER 31, 1999
                                                    ----------------   -----------------
INVESTMENT INCOME
 Interest ........................................       $ 5,931            $ 8,069
                                                         -------            -------

EXPENSES
 Advisory fees ...................................           190                314
 Administrative fees .............................            48                 79
 Custodian fees ..................................            53                 61
 Transfer agent fees .............................           138                279
 Professional fees ...............................            14                 10
 Registration fees ...............................            65                 81
 Trustees' fees ..................................            11                  5
 Miscellaneous ...................................            31                 22
                                                         -------            -------

 Expenses before reductions ......................           550                851
 Expense reductions ..............................          (249)              (380)
                                                         -------            -------

   Expenses, net .................................           301                471
                                                         -------            -------

Net investment income ............................         5,630              7,598
                                                         -------            -------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments ..........            (4)                (5)
                                                         -------            -------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......       $ 5,626            $ 7,593
                                                         =======            =======

See accompanying notes which are an integral part of the financial statements.

13 US Government Money Market Fund

US GOVERNMENT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                           TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                                                           OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                           ----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ..............................................         $   5,630           $   7,598           $   7,756
 Net realized gain (loss) ...........................................                (4)                 (5)                 --
                                                                              ---------           ---------           ---------

   Net increase in net assets from operations .......................             5,626               7,593               7,756
                                                                              ---------           ---------           ---------

DISTRIBUTIONS
 From net investment income .........................................            (5,630)             (7,598)             (7,756)
                                                                              ---------           ---------           ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ......          (108,830)             23,931             (21,188)
                                                                              ---------           ---------           ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .........................          (108,834)             23,926             (21,188)

NET ASSETS
 Beginning of period ................................................           190,150             166,224             187,412
                                                                              ---------           ---------           ---------

 End of period ......................................................         $  81,316           $ 190,150           $ 166,224
                                                                              =========           =========           =========

  See accompanying notes which are an integral part of the financial statements.

                                              US Government Money Market Fund 14

US GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS - CLASS T

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                     YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------------------------------
                                                        2000*        1999         1998         1997         1996         1995
                                                     ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000
                                                     ----------   ----------   ----------   ----------   ----------   ----------

INCOME FROM OPERATIONS
 Net investment income ...........................        .0500        .0483        .0520        .0545        .0526        .0580
                                                     ----------   ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS
 From net investment income ......................       (.0500)      (.0483)      (.0520)      (.0545)      (.0526)      (.0580)
                                                     ----------   ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD ...................   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000
                                                     ==========   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN (%)(a)(c) ...........................         5.12         4.93         5.34         5.59         5.40         5.98

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ........       81,316      190,150      166,224      187,412      239,725      149,941

 Ratios to average net assets (%)(b)(c):
   Operating expenses, net (d) ...................          .32          .30          .32          .20          .25          .32
   Operating expenses, gross (d) .................          .58          .54          .55          .41          .50          .51
   Net investment income .........................         5.91         4.83         5.20         5.44         5.27         5.82

*    For the ten months ended October 31, 2000.
(a)  Periods less than one year are not annualized.
(b)  The ratios for periods less than one year are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment service fees. See
     Note 3.
(d)  See Note 3 for current periods amounts.

15 US Government Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000


                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
MUNICIPAL BONDS - 99.2%
ALABAMA - 0.7%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          30       4.500      07/01/05        30
Mobile, Alabama Industrial Development Board Pollution Control Revenue,
  weekly demand                                                                           1,200       4.525      06/01/04     1,200
                                                                                                                            -------
                                                                                                                              1,230
                                                                                                                            -------

ALASKA - 1.3%
Valdez, Alaska Marine Terminal Revenue, Series B, weekly demand                           2,200       4.400      05/01/31     2,200
                                                                                                                            -------

ARIZONA - 0.3%
Arizona Health Facilities Authority Revenue, Series A, weekly demand                        100       4.450      06/01/30       100
Maricopa County, Arizona Industrial Development Authority Revenue, weekly demand            400       4.900      10/01/04       400
                                                                                                                            -------
                                                                                                                                500
                                                                                                                            -------

ARKANSAS - 0.1%
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1, weekly demand (e)            186       4.500      05/01/28       186
                                                                                                                            -------

CALIFORNIA - 0.1%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         181       4.500      07/01/05       181
                                                                                                                            -------

COLORADO - 1.8%
Denver, Colorado City & County Multi-family Housing Revenue, Series A,
  weekly demand                                                                           1,400       4.300      04/15/14     1,400
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                           4       4.500      07/01/05         4
SBC Metropolitan District, Colorado General Obligation, Series 1998,
  annual demand                                                                           1,670       4.000      12/01/17     1,670
                                                                                                                            -------
                                                                                                                              3,074
                                                                                                                            -------

CONNECTICUT - 0.0%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                           4       4.500      07/01/05         4
                                                                                                                            -------

DELAWARE - 0.7%
Delaware State Economic Development Authority Multi-family Revenue,
  weekly demand                                                                             650       4.450      12/01/15       650
Delaware State Economic Development Authority Revenue, Series B,
  weekly demand                                                                             500       4.400      05/01/15       500
                                                                                                                            -------
                                                                                                                              1,150
                                                                                                                            -------

DISTRICT OF COLUMBIA - 0.7%
District of Columbia Revenue, weekly demand                                               1,110       4.500      12/01/23     1,110
                                                                                                                            -------


17 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
FLORIDA - 8.5%
Alachua County, Florida Industrial Development Revenue, Series A,
  monthly demand                                                                            345       4.500      01/01/12       345
Capital Trust Agency, Florida Multi-family Housing Development Revenue,
  Series A, weekly demand                                                                 5,200       4.480      12/01/32     5,200
Fort Pierce, Florida Health Facility Revenue, weekly demand                                 400       4.400      10/01/17       400
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          95       4.500      07/01/05        95
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1,
  weekly demand (e)                                                                         282       4.500      05/01/28       282
Orange County, Florida Industrial Development Authority Revenue,
  monthly demand                                                                          1,025       4.500      01/01/11     1,025
Orange County, Florida Industrial Development Authority Revenue, Series A,
  semiannual demand                                                                       2,855       4.600      10/01/15     2,855
Orange County, Florida Industrial Development Authority Revenue,
  weekly demand                                                                           4,300       4.400      11/01/12     4,300
                                                                                                                            -------
                                                                                                                             14,502
                                                                                                                            -------

GEORGIA - 1.9%
Fulton County, Georgia Residential Care Facilities Revenue, daily demand                    900       4.600      01/01/18       900
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          97       4.500      07/01/05        97
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1,
 weekly demand (e)                                                                          942       4.500      05/01/28       942
Gwinnett County, Georgia Development Authority Revenue, weekly demand                        90       4.400      03/01/17        90
Macon-Bibb County, Georgia Hospital Authority Revenue, weekly demand                        900       4.400      12/01/18       900
Thomasville, Georgia Hospital Authority Revenue, weekly demand                              300       4.400      11/01/17       300
                                                                                                                            -------
                                                                                                                              3,229
                                                                                                                            -------

ILLINOIS - 3.6%
Cook County, Illinois Community School District Number 118 Palos
  General Obligation                                                                        600       4.600      12/01/00       600
De Kalb, Illinois Industrial Development Revenue, Series C, weekly demand                   500       4.550      02/01/01       500
East Peoria, Illinois Multi-family Housing Authority, weekly demand                       1,560       4.650      06/01/08     1,560
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          25       4.500      07/01/05        25
Illinois Development Finance Authority Revenue, quarterly demand                            700       4.750      08/01/25       700
Illinois Development Finance Authority Revenue, weekly demand                             2,038       4.500      09/01/26     2,038
Troy Grove, Illinois Revenue, weekly demand                                                 750       5.605      05/01/10       750
                                                                                                                            -------
                                                                                                                              6,173
                                                                                                                            -------

INDIANA - 4.3%
Beech Grove, Indiana Tax Anticipation Warrants                                            1,400       4.500      12/29/00     1,400
Carmel Clay, Indiana Schools Tax Anticipation Warrants                                    2,000       4.550      12/29/00     2,000
Fort Wayne, Indiana Economic Development Revenue, Series 83, weekly demand                1,000       4.525      12/01/03     1,000
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         131       4.500      07/01/05       131


                                                   Tax Free Money Market Fund 18

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
Indiana State Educational Facilities Authority Revenue, weekly demand                        20       4.400      10/01/19        20
South Bend, Indiana Community School Corporation General Obligation,
  Series A                                                                                  815       4.500      01/01/01       815
Whitco, Indiana Community School Corporation Tax Anticipation Warrants                    1,900       4.500      12/29/00     1,901
                                                                                                                            -------
                                                                                                                              7,267
                                                                                                                            -------

IOWA - 8.1%
Chillicothe, Iowa Pollution Control Revenue, Series A, weekly demand                      1,500       4.500      05/01/23     1,500
Chillicothe, Iowa Pollution Control Revenue, weekly demand                                4,850       4.500      01/01/23     4,850
Council Bluffs, Iowa Pollution Control Revenue, weekly demand                             1,500       4.500      01/01/25     1,500
Iowa Finance Authority Housing & Health Care Revenue, weekly demand                         950       4.500      04/01/05       950
Iowa Finance Authority Revenue, daily demand                                                800       4.650      06/01/27       800
Pella, Iowa Community School District, General Obligation
  Anticipatory Warrants                                                                   1,200       5.000      08/09/01     1,203
Storm Lake, Iowa Private College Revenue, weekly demand                                   2,900       4.500      12/01/03     2,900
                                                                                                                            -------
                                                                                                                             13,703
                                                                                                                            -------

KANSAS - 0.1%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                           2       4.500      07/01/05         2
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1,
  weekly demand (e)                                                                         140       4.500      05/01/28       140
                                                                                                                            -------
                                                                                                                                142
                                                                                                                            -------

KENTUCKY - 4.7%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          49       4.500      07/01/05        49
Jefferson County, Kentucky Industrial Building Revenue, weekly demand                     1,125       4.500      01/01/19     1,125
Jefferson County, Kentucky Retirement Home Revenue, weekly demand                         2,000       4.450      10/01/19     2,000
Kentucky Area Development Districts Financing Lease Program Revenue,
  Series E2, weekly demand                                                                  490       4.650      12/01/31       490
Louisville, Kentucky Industrial Development Revenue, weekly demand                          750       4.450      09/01/01       750
McCreary County, Kentucky Industrial Building Revenue, weekly demand                      1,555       4.450      04/01/13     1,555
McCreary County, Kentucky Industrial Building Revenue, Series B,
  weekly demand                                                                           2,005       4.450      04/01/13     2,005
                                                                                                                            -------
                                                                                                                              7,974
                                                                                                                            -------

MAINE - 1.0%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         105       4.500      07/01/05       105
Maine State Health & Higher Educational Facilities Authority Revenue,
  Series B, weekly demand (a)                                                             1,600       4.400      12/01/25     1,600
                                                                                                                            -------
                                                                                                                              1,705
                                                                                                                            -------
MARYLAND - 2.4%
Anne Arundel County, Maryland Industrial Development Revenue, Series C,
  weekly demand                                                                           2,260       4.550      02/01/01     2,260
Maryland State Economic Development Corporation Revenue, weekly demand                      800       4.400      09/01/24       800


19 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
Maryland State Health & Higher Educational Facilities Authority Revenue,
  weekly demand                                                                             100       4.400      09/01/24       100
Montgomery County, Maryland Industrial Development Revenue, monthly demand                  930       4.600      04/01/14       930
                                                                                                                            -------
                                                                                                                              4,090
                                                                                                                            -------

MASSACHUSETTS - 0.0%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          17       4.500      07/01/05        17
                                                                                                                            -------

MICHIGAN - 5.4%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         143       4.500      07/01/05       143
Lansing, Michigan Economic Development Corporation, semiannual demand                     1,845       4.300      05/01/15     1,845
Livonia, Michigan Economic Development Corporation, semiannual demand                       320       4.500      11/15/04       320
McDonald Tax-Exempt Mortgage Bond Trust, thirteen month demand (f)                           94       4.750      01/15/09        94
Meridian, Michigan Economic Development, monthly demand                                     455       4.300      11/15/14       455
Michigan State Housing Development Authority, Limited Obligation Revenue,
  weekly demand                                                                           1,000       4.525      06/01/04     1,000
Michigan State Job Development Authority Revenue, monthly demand                          1,800       4.200      11/01/14     1,800
Northville Township, Michigan Economic Development Corporation, Limited
  Obligation Revenue, Series P, weekly demand                                               500       4.380      05/01/14       500
Oakland County, Michigan Economic Development Corporation, Limited
  Obligation Revenue, semiannual demand                                                     830       4.750      08/01/15       830
Pinckney, Michigan Community Schools General Obligation                                   1,000       4.900      06/29/01     1,001
Whitehall, Michigan District Schools General Obligation                                   1,250       4.900      06/30/01     1,252
                                                                                                                            -------
                                                                                                                              9,240
                                                                                                                            -------

MINNESOTA - 4.7%
Burnsville, Minnesota Industrial Development Revenue, Series C, weekly demand               350       4.550      02/01/01       350
Capital Realty Investment Tax-Exempt Fund, Series 96-1, weekly demand                     4,335       4.620      12/01/04     4,335
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          17       4.500      07/01/05        17
St. Paul, Minnesota Housing & Redevelopment Authority Revenue,
  weekly demand                                                                           1,300       4.400      08/01/25     1,300
St. Paul, Minnesota Port Authority Industrial Development Revenue, Series 1,
  weekly demand                                                                           2,000       4.510      06/01/19     2,000
                                                                                                                            -------
                                                                                                                              8,002
                                                                                                                            -------

MISSISSIPPI - 0.2%
DeSoto County, Mississippi Industrial Development Revenue, weekly demand                    400       5.605      12/01/08       400
                                                                                                                            -------

MISSOURI - 6.4%
Clayton, Missouri Industrial Development Authority Revenue, weekly demand                 1,000       4.480      01/01/09     1,000
Jackson County, Missouri Industrial Development Authority Recreational
  Facilities Revenue, daily demand                                                          650       4.650      11/01/16       650
Kansas City, Missouri Industrial Development Authority Multi-family Housing
  Revenue, weekly demand                                                                  3,800       4.700      10/01/15     3,800
Missouri State Health & Educational Facilities Authority Revenue, daily demand            1,190       4.700      12/01/24     1,190
Missouri State Health & Educational Facilities Authority Revenue, Series A,
  weekly demand                                                                           1,000       4.450      08/01/29     1,000


                                                   Tax Free Money Market Fund 20

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------

Missouri State Health & Educational Facilities Authority Revenue, Series B
  daily demand                                                                               20       4.650      10/01/24        20
St. Charles County, Missouri Industrial Development Authority Revenue,
  weekly demand                                                                           2,300       4.530      12/01/27     2,300
St. Louis, Missouri Industrial Development Authority Revenue, Series C,
  weekly demand                                                                             965       4.550      02/01/01       965
                                                                                                                            -------
                                                                                                                             10,925
                                                                                                                            -------

NEW HAMPSHIRE - 0.6%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          74       4.500      07/01/05        74
New Hampshire, State Housing Finance Authority Revenue, Series 1                          1,005       6.700      01/01/01     1,009
                                                                                                                            -------
                                                                                                                              1,083
                                                                                                                            -------

NEW JERSEY - 1.5%
Camden, New Jersey General Obligation, Series A                                           1,000       5.500      06/14/01     1,002
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         329       4.500      07/01/05       329
North Hudson, New Jersey Sewer Authority Project Notes, semiannual demand                 1,200       5.000      03/30/01     1,200
                                                                                                                            -------
                                                                                                                              2,531
                                                                                                                            -------

NEW MEXICO - 0.7%
Albuquerque, New Mexico Joint Water & Sewer System Revenue, Series A                      1,250       5.500      07/01/01     1,259
                                                                                                                            -------

NEW YORK - 0.9%
Brookhaven, New York South Country Central School District General Obligation
  Tax Anticipation Notes                                                                  1,000       5.000      06/26/01     1,003
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         144       4.500      07/01/05       144
Rensselaer County, New York Industrial Development Agency Senior Housing
  Revenue, Series A, daily demand                                                           300       4.700      07/01/29       300
                                                                                                                            -------
                                                                                                                              1,447
                                                                                                                            -------

NORTH CAROLINA - 0.2%
Beaufort County, North Carolina Industrial Facility & Pollution Control Revenue,
  Series 85, weekly demand                                                                  300       4.500      12/01/00       300
                                                                                                                            -------

OHIO - 5.8%
American Municipal Power of Ohio, Inc. Bond Anticipation Notes, Series B                  3,000       5.000      08/23/01     3,006
Bellevue, Ohio Hospital Facilities Revenue, semiannual demand                               320       4.750      03/01/17       320
Buckeye, Ohio Tax-Exempt Mortgage Bond Trust, semiannual demand                             180       4.860      02/01/05       180
Clermont County, Ohio Economic Development Revenue, semiannual demand                       400       5.000      12/01/09       400
Clermont County, Ohio Economic Development Revenue, semiannual demand                       540       4.600      05/01/12       540
Clinton County, Ohio Hospital Revenue, weekly demand                                      1,000       4.450      06/01/28     1,000
Columbus, Ohio Electric System Revenue, monthly demand                                    1,200       4.350      09/01/09     1,200
Cuyahoga County, Ohio Health Care Facilities Revenue, weekly demand                         100       4.400      11/15/19       100


21 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
Franklin County, Ohio Industrial Development Revenue, semiannual demand                     130       4.400      11/01/15       130
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                          72       4.500      07/01/05        72
McDonald Tax-Exempt Mortgage Bond Trust, thirteen month demand (f)                          441       4.750      01/15/09       441
Scioto County, Ohio Health Care Facilities Revenue, semiannual demand                       645       4.800      12/01/15       645
Stark County, Ohio Health Care Facilities Revenue, semiannual demand                      1,500       4.400      09/15/16     1,500
Trumbull County, Ohio Industrial Development Revenue, Series A,
  weekly demand                                                                             325       4.450      04/01/04       325
                                                                                                                            -------
                                                                                                                              9,859
                                                                                                                            -------

OKLAHOMA - 1.3%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                           4       4.500      07/01/05         4
Tulsa County, Oklahoma Industrial Authority Health Care Revenue,
  semiannual demand                                                                       1,250       4.500      12/15/08     1,250
Tulsa, Oklahoma Industrial Authority Revenue, weekly demand                               1,000       4.480      10/01/32     1,000
                                                                                                                            -------
                                                                                                                              2,254
                                                                                                                            -------

OREGON - 4.0%
Clackamas County, Oregon Hospital Facilities Authority Revenue, Series C,
  weekly demand                                                                           2,000       4.500      05/15/29     2,000
Hillsboro, Oregon Revenue, weekly demand                                                  1,650       4.400      08/01/11     1,650
Medford, Oregon Hospital Facilities Authority Revenue, weekly demand                      3,100       4.500      05/15/27     3,100
                                                                                                                            -------
                                                                                                                              6,750
                                                                                                                            -------

PENNSYLVANIA - 6.5%
Berks County, Pennsylvania Industrial Development Authority, weekly demand                1,350       4.525      12/01/04     1,350
Geisinger, Pennsylvania Health System Authority Revenue, daily demand                     5,000       4.600      08/01/28     5,000
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         137       4.500      07/01/05       137
McCandless, Pennsylvania Industrial Development Authority Commercial
  Revenue, Series A, weekly demand                                                        1,730       4.400      01/01/30     1,730
McDonald Tax-Exempt Mortgage Bond Trust, thirteen month demand (f)                           95       4.750      01/15/09        95
Moon, Pennsylvania Industrial Development Authority Revenue, weekly demand                1,000       4.400      11/01/12     1,000
Philadelphia, Pennsylvania Hospitals & Higher Educational Facilities Authority
  Revenue, Series B, weekly demand                                                        1,800       4.550      06/01/14     1,800
                                                                                                                            -------
                                                                                                                             11,112
                                                                                                                            -------

SOUTH CAROLINA - 0.1%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         108       4.500      07/01/05       108
                                                                                                                            -------

TENNESSEE - 8.1%
Cleveland, Tennessee Industrial Development Board Revenue, weekly demand                  1,000       4.400      07/01/19     1,000
Franklin County, Tennessee Health & Educational Facilities Revenue,
  monthly demand                                                                          1,515       4.550      09/01/10     1,515
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1,
  weekly demand (e)                                                                       1,054       4.500      05/01/28     1,054
Knox County, Tennessee Industrial Development Revenue, monthly demand                     4,200       5.323      12/01/14     4,200


                                                   Tax Free Money Market Fund 22

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
Memphis, Tennessee Health, Educational & Housing Facilities Board Revenue,
  weekly demand                                                                           1,900       4.480      08/01/32     1,900
Sevier County, Tennessee Public Building Authority Revenue, Series B-13,
  daily demand                                                                            2,000       4.650      06/01/07     2,000
Tusculum, Tennessee Health, Educational & Housing Facilities Revenue,
  weekly demand                                                                           2,000       4.400      07/01/15     2,000
                                                                                                                            -------
                                                                                                                             13,669
                                                                                                                            -------

TEXAS - 2.0%
Brazos Harbor, Texas Industrial Development Corporation Revenue,
  monthly demand                                                                          1,600       4.400      12/01/13     1,600
Central Texas College District Building Revenue (a)                                       1,595       4.500      05/15/01     1,596
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                         123       4.500      07/01/05       123
                                                                                                                            -------
                                                                                                                              3,319
                                                                                                                            -------

VERMONT - 0.3%
Vermont Educational & Health Buildings Financing Agency Revenue, Series 1,
  weekly demand                                                                             500       4.450      06/01/22       500
                                                                                                                            -------

VIRGINIA - 2.2%
Greystone Municipal Lease Certified Trust Certificates of Participation, Series A,
  weekly demand (d)                                                                           9       4.500      07/01/05         9
Greystone Tax-Exempt Certificate Trust Revenue, Series 1998-1,
  weekly demand (e)                                                                         496       4.500      05/01/28       496
Norfolk, Virginia Industrial Development Authority Revenue, weekly demand                 1,075       4.530      03/01/16     1,075
Roanoke, Virginia Industrial Development Authority Hospital Revenue, Series A,
  daily demand                                                                            1,900       4.600      07/01/27     1,900
Staunton, Virginia Industrial Development Authority College Facilities Revenue,
  Series B (pre-refunded 11/01/00)(b)                                                       210       8.000      11/01/17       217
                                                                                                                            -------
                                                                                                                              3,697
                                                                                                                            -------

WASHINGTON - 3.6%
Seattle, Washington Municipality Metropolitan Seattle Sewer Revenue, Series U
  (pre-refunded 01/01/01)(a)(b)                                                           2,600       6.600      01/01/32     2,714
Washington State Housing Finance Commission Nonprofit Housing Revenue,
  daily demand                                                                              300       4.600      01/01/21       300
Washington State Housing Finance Commission Nonprofit Housing Revenue,
  Series A, daily demand                                                                  1,275       4.750      01/01/30     1,275
Washington State Housing Finance Commission Nonprofit Housing Revenue,
  weekly demand                                                                             600       4.350      07/01/11       600
Washington State Housing Finance Commission Nonprofit Housing Revenue,
  weekly demand                                                                           1,200       4.450      08/01/24     1,200
                                                                                                                            -------
                                                                                                                              6,089
                                                                                                                            -------


WEST VIRGINIA - 0.6%
Marshall County, West Virginia Pollution Control Revenue, weekly demand                   1,000       4.500      03/01/26     1,000
                                                                                                                            -------


23 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

                                                                                         PRINCIPAL
                                                                                          AMOUNT                  DATE       VALUE
                                                                                           (000)      RATE         OF        (000)
                                                                                             $         %        MATURITY*      $
                                                                                         ---------    -----     ---------   -------
WISCONSIN - 3.8%
Athens, Wisconsin School District Tax & Revenue Anticipation Notes                        1,000       4.850      08/24/01     1,001
Seymour, Wisconsin Community School District Tax & Revenue
  Anticipation Notes                                                                      1,500       4.620      10/03/01     1,500
Somerset, Wisconsin School District Tax & Revenue Anticipation Notes                      2,100       4.670      09/24/01     2,101
Two Rivers, Wisconsin Bond Anticipation Notes, Series B                                     925       5.000      07/01/01       926
Wisconsin State Health & Educational Facilities Authority Revenue, Series A,
  weekly demand                                                                           1,000       4.400      10/01/29     1,000
                                                                                                                            -------
                                                                                                                              6,528
                                                                                                                            -------

TOTAL INVESTMENTS - 99.2% (amortized cost $168,509)(c)                                                                      168,509

OTHER ASSETS AND LIABILITIES, NET - 0.8%                                                                                      1,299
                                                                                                                            -------

NET ASSETS - 100.0%                                                                                                         169,808
                                                                                                                            =======

* The identified interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a)  Bond is insured by AMBAC, FGIC, or MBIA.
(b) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate is for descriptive purposes; effective yield may vary.
(c)  The cost for federal income tax purposes is the same as shown above.
(d) Multi-State bond issue including Alabama, California, Colorado, Connecticut, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Maine, Massachusetts, Michigan, Minnesota, New Hampshire, New Jersey, New York, Ohio, Oklahoma, Pennsylvania, South Carolina, Texas, and Virginia.
(e) Multi-State bond issue including Arkansas, Florida, Georgia, Kansas, Tennessee, and Virginia.
(f)  Multi-State bond issue including Michigan, Ohio, and Pennsylvania.


Abbreviations:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Investors Assurance

  See accompanying notes which are an integral part of the financial statements.

                                                   Tax Free Money Market Fund 24

TAX FREE MONEY MARKET FUND

                                                                October 31, 2000

QUALITY RATINGS AS A % OF VALUE ++ (Unaudited)

VMIG1 or SP-1                                          69%
P1                                                     31
                                              ------------
                                                      100%
                                              ============

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)

Housing Revenue                                        22%
Healthcare Revenue                                     20
Industrial Revenue Bonds                               20
Education Revenue                                      18
General Obligation                                      9
Pollution Control Revenue                               6
Utility Revenue                                         5
                                              ------------
                                                      100%
                                              ============

++ VMIG1: The highest short-term municipal note credit rating given by Moody's Investors Services to notes with a demand feature which are of the "best quality."
   SP-1: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."
   P1: The highest tax-exempt commercial paper rating given by Moody's Investor Services to commercial paper with a "superior capacity for repayment."

See accompanying notes which are an integral part of the financial statements.

25 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                 October 31, 2000

ASSETS
Investments at amortized cost which approximates market ...........................   $ 168,509
Interest receivable ...............................................................       1,380
Prepaid expenses ..................................................................           1
                                                                                      ---------

   Total assets ...................................................................     169,890

LIABILITIES
Payables:
 Dividends ............................................................   $      21
 Accrued fees to affiliates ...........................................          30
 Other accrued expenses ...............................................          31
                                                                          ---------

   Total liabilities ..............................................................          82
                                                                                      ---------

NET ASSETS ........................................................................   $ 169,808
                                                                                      =========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)  .............................................   $     (62)
Shares of beneficial interest .....................................................       1,699
Additional paid-in capital ........................................................     168,171
                                                                                      ---------

NET ASSETS ........................................................................   $ 169,808
                                                                                      =========

NET ASSET VALUE, offering and redemption price per share:
 ($169,807,727 divided by 169,869,171 shares of $.01 par value
   shares of beneficial interest outstanding)  ....................................   $    1.00
                                                                                      =========

  See accompanying notes which are an integral part of the financial statements.

                                                   Tax Free Money Market Fund 26

TAX FREE MONEY MARKET FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                       TEN MONTHS ENDED        YEAR ENDED
                                                       OCTOBER 31, 2000     DECEMBER 31, 1999
                                                       ----------------     -----------------
INVESTMENT INCOME
 Interest .........................................         $ 7,162              $ 6,855
                                                            -------              -------

EXPENSES
 Advisory fees ....................................             334                  393
 Administrative fees ..............................              83                   98
 Custodian fees ...................................             104                   18
 Transfer agent fees ..............................             117                   26
 Professional fees ................................              18                   15
 Registration fees ................................              13                   47
 Trustees' fees ...................................              11                    5
 Miscellaneous ....................................              59                   14
                                                            -------              -------

 Expenses before reductions .......................             739                  616
 Expense reductions ...............................            (180)                (197)
                                                            -------              -------

   Expenses, net ..................................             559                  419
                                                            -------              -------

Net investment income .............................           6,603                6,436
                                                            -------              -------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments ...........             (69)                  12
                                                            -------              -------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........         $ 6,534              $ 6,448
                                                            =======              =======

See accompanying notes which are an integral part of the financial statements.

27 Tax Free Money Market Fund

TAX FREE MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                                        TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                                                        OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                        ----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................          $   6,603           $   6,436          $   5,654
 Net realized gain (loss) ........................................                (69)                 12                 (5)
                                                                            ---------           ---------          ---------

   Net increase in net assets from operations ....................              6,534               6,448              5,649
                                                                            ---------           ---------          ---------

DISTRIBUTIONS
 From net investment income ......................................             (6,603)             (6,436)            (5,654)
                                                                            ---------           ---------          ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ...            (76,818)             52,020             63,943
                                                                            ---------           ---------          ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................            (76,887)             52,032             63,938

NET ASSETS
 Beginning of period .............................................            246,695             194,663            130,725
                                                                            ---------           ---------          ---------

 End of period ...................................................          $ 169,808           $ 246,695          $ 194,663
                                                                            =========           =========          =========

  See accompanying notes which are an integral part of the financial statements.

                                                   Tax Free Money Market Fund 28

TAX FREE MONEY MARKET FUND

FINANCIAL HIGHLIGHTS - CLASS T

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    YEARS ENDED DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                         2000*        1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............    $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.000
                                                      ----------   ----------   ----------   ----------   ----------   ---------

INCOME FROM OPERATIONS
 Net investment income ...........................         .0333        .0326        .0331        .0355        .0329       .0370
                                                      ----------   ----------   ----------   ----------   ----------   ---------

DISTRIBUTIONS
 From net investment income ......................        (.0333)      (.0326)      (.0331)      (.0355)      (.0329)     (.0370)
                                                      ----------   ----------   ----------   ----------   ----------   ---------

NET ASSET VALUE, END OF PERIOD ...................    $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000   $  1.0000
                                                      ==========   ==========   ==========   ==========   ==========   ==========


TOTAL RETURN (%)(a)(c) ...........................          3.38         3.31         3.36         3.61         3.35        3.76

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ........       169,808      246,695      194,663      130,725      102,207      78,000

 Ratios to average net assets (%)(b)(c):
   Operating expenses, net (d) ...................           .34          .21          .34          .28          .42         .48
   Operating expenses, gross (d) .................           .44          .31          .44          .38          .42         .48
   Net investment income .........................          3.96         3.28         3.29         3.55         3.28        3.69

*    For the ten months ended October 31, 2000.
(a)  Periods less than one year are not annualized.
(b)  The ratios for periods less than one year are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment service fees. See
     Note 3.
(d)  See Note 3 for current periods amounts.

29 Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

1.   ORGANIZATION

     Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 29 different investment portfolios, referred to as "Funds." These financial statements report on three Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

     The Investment Company's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to October 31. As a result, this financial report reflects the ten month period commencing on January 1, 2000 through October 31, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

     SECURITY VALUATION: The Money Market, US Government Money Market and the Tax Free Money Market Funds' portfolio investments are valued in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount/ premium is assumed. The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund.

     INVESTMENT INCOME: Interest income is recorded on the accrual basis.

     FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

     At October 31, 2000, certain Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:


                                 10/31/02   10/31/03   10/31/04   10/31/05   10/31/06   10/31/07   10/31/08    Totals
                                ---------- ---------- ---------- ---------- ---------- ---------- ----------  ---------
Money Market                     $     --   $ 41,009   $    814   $     --   $  3,246   $ 12,599  $ 106,731   $ 164,399
US Government Money Market          1,309      4,913      3,331      1,570        762      1,782      8,484      22,151
Tax Free Money Market                  --         --         --         --         --         --     68,310      68,310

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Money Market, US Government Money Market and Tax Free Money Market Funds declare and record dividends daily and pay them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in certain securities sold at a loss. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     EXPENSES: The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

                                                Notes to Financial Statements 30

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

     REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

3.   RELATED PARTIES

     ADVISOR AND ADMINISTRATOR: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

     The Investment Company Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Money Market Fund. As of October 31, 2000, approximately $737,161,000 represents the investments of other affiliated Funds not presented herein.

     The advisory and administrative fees, which are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $3,456,427 and $864,107, respectively, for the ten months ended October 31, 2000 and $4,794,218 and $1,198,555, respectively, for the year ended December 31, 1999. FRIMCo reduces its advisory fees for each Fund by advisory fees incurred on assets invested in the Money Market Fund or the Tax Free Money Market Fund thereby eliminating any duplication of fees.

                                                     ANNUAL RATE
                                           -----------------------------
                                             ADVISOR     ADMINISTRATOR
                                           ----------- -----------------
     Money Market                             0.20%          0.05%
     US Government Money Market               0.20           0.05
     Tax Free Money Market                    0.20           0.05

     The Advisor has contractually agreed to waive 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. The amount of such waiver for the ten months ended October 31, 2000 and the year ended December 31, 1999 was $2,199,252 and $3,065,144, respectively.

     The Advisor has contractually agreed to waive a portion of its combined advisory and administrative fees for the US Government Money Market Fund, up to the full amount of those fees, equal to the amount by which the Fund's total operating expenses exceed 0.30% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the ten months ended October 31, 2000 and the year ended December 31, 1999 was $238,044 and $379,754, respectively.

     The Advisor has contractually agreed to waive 0.10% of its 0.25% combined advisory and administrative fees for the Tax Free Money Market Fund. The amount of such waiver for the ten months ended October 31, 2000 and the year ended December 31, 1999 was $166,828 and $196,504, respectively.

     CUSTODIAN: The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the ten months ended October 31, 2000, the Fund's custodian fees were reduced by the following amounts under these arrangements:

     Money Market                       $   33,793
     US Government Money Market             11,356
     Tax Free Money Market                  13,085


     ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department. There were no fees attributed to the Funds contained herein for the ten months ended October 31, 2000 or year ended December 31, 1999.

31 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

     TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the Funds listed for the ten months ended October 31, 2000 and the year ended December 31, 1999 were $623,650 and $915,998, respectively.

     BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $55,000 per year plus out-of-pocket expenses. Total Trustee expenses for the Funds listed for the ten months ended October 31, 2000 were $33,716 and were allocated to each Fund, where appropriate, on a pro rata basis. Total Trustee expenses for the Funds listed for the year ended December 31, 1999 were $16,373 and were allocated to each Fund, where appropriate, on a pro rata basis.

4.   FUND SHARE TRANSACTIONS

     Share transactions for the ten months ended October 31, 2000 and the years ended December 31, 1999 and December 31, 1998 were as follows:

                                                     ON A CONSTANT DOLLAR BASIS (000)
                                            ------------------------------------------------
                                                2000              1999              1998
                                            ------------      ------------      ------------
     MONEY MARKET
      Proceeds from shares sold             $ 17,137,684      $ 21,077,851      $ 12,024,641
      Proceeds from reinvestment
       of distributions                           38,164            50,168            17,841
      Payments for shares redeemed           (17,445,040)      (20,706,310)      (11,363,736)
                                            ------------      ------------      ------------
      Total net increase (decrease)         $   (269,192)     $    421,709      $    678,746
                                            ============      ============      ============
     US GOVERNMENT MONEY MARKET
      Proceeds from shares sold             $    215,513      $    539,954      $    431,194
      Proceeds from reinvestment
       of distributions                            5,136             7,536             6,807
      Payments for shares redeemed              (329,479)         (523,559)         (459,189)
                                            ------------      ------------      ------------
      Total net increase (decrease)         $   (108,830)     $     23,931      $    (21,188)
                                            ============      ============      ============
     TAX FREE MONEY MARKET
      Proceeds from shares sold             $    334,498      $    486,976      $    367,890
      Proceeds from reinvestment
       of distributions                            4,245             4,433             3,258
      Payments for shares redeemed              (415,561)         (439,389)         (307,205)
                                            ------------      ------------      ------------
      Total net increase (decrease)         $    (76,818)     $     52,020      $     63,943
                                            ============      ============      ============

5.   LINE OF CREDIT

     The Investment Company and several affiliated Funds (the "Participants") share in a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .10% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually (Federal Fund Rate plus 1.75% prior to and including February 27, 2000), is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 10 percent of the value of their net assets under the agreement. The agreement will expire December 30, 2000. The Funds did not have any drawdowns during the ten months ended October 31, 2000, or the year ended December 31, 1999.

6.   BENEFICIAL INTEREST

     As of October 31, 2000, the following Fund has one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of the Fund: Tax Free Money Market 30.2%.

                                                Notes to Financial Statements 32

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Money Market, US Government Money Market, and Tax Free Money Market (the "Funds")) at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Seattle, Washington
December 15, 2000

33 Report of Independent Accountants

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

TAX INFORMATION

October 31, 2000 (Unaudited)

Of the dividends paid by the Tax Free Money Market Fund from the net investment income for the taxable year ended October 31, 2000, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax advisor for any questions about federal or state income tax laws.

                                                              Tax Information 34

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Kristianne Blake
 Lee C. Gingrich
 Eleanor W. Palmer
 Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
 George F. Russell, Jr.

OFFICERS
 Lynn L. Anderson, Chairman of the Board and President
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 1001 Fourth Avenue Plaza
 Suite 4200
 Seattle, WA 98154

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402


MONEY MANAGERS
MONEY MARKET FUND
 Frank Russell Investment Management Co., Tacoma, WA

U.S. GOVERNMENT MONEY MARKET FUND
 Frank Russell Investment Management Co., Tacoma, WA
 Standish, Ayer & Wood, Inc., Boston, MA

TAX FREE MONEY MARKET FUND
 Weiss, Peck & Greer, LLC, New York, NY




This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

35 Manager, Money Managers and Service Providers

[LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax: 253-591-3495

www.russell.com                                                 36-08-083 (1000)

                                                FRANK RUSSELL INVESTMENT COMPANY

-------------------
LIFEPOINTS(R) FUNDS
-------------------


2000 Annual Report

CLASS C, D, E AND S SHARES

EQUITY AGGRESSIVE STRATEGY FUND
AGGRESSIVE STRATEGY FUND
BALANCED STRATEGY FUND
MODERATE STRATEGY FUND
CONSERVATIVE STRATEGY FUND


OCTOBER 31, 2000


                                      [LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

                       FRANK RUSSELL INVESTMENT
                       COMPANY


                       Frank Russell Investment Company
                       is a "series mutual fund" with 29
                       different investment portfolios.
                       These financial statements report
                       on five Funds, each of which has
                       distinct investment objectives and
                       strategies.


                       FRANK RUSSELL INVESTMENT
                       MANAGEMENT COMPANY

                       Responsible for overall management
                       and administration of the Funds.


                       FRANK RUSSELL COMPANY

                       Consultant to Frank Russell
                       Investment Management Company.

                       FRANK RUSSELL INVESTMENT COMPANY

                             LIFEPOINTS/(R)/ FUNDS

                                 ANNUAL REPORT

                               OCTOBER 31, 2000

                               TABLE OF CONTENTS
                                                                            Page

Letter to Our Clients .....................................................    2

Portfolio Management Discussion ...........................................    4

Equity Aggressive Strategy Fund ...........................................   12

Aggressive Strategy Fund ..................................................   19

Balanced Strategy Fund ....................................................   26

Moderate Strategy Fund ....................................................   33

Conservative Strategy Fund ................................................   40

Notes to Financial Statements .............................................   47

Report of Independent Accountants .........................................   57

Tax Information ...........................................................   58

Manager, Money Managers and Service Providers .............................   59


FRANK RUSSELL INVESTMENT COMPANY - LIFEPOINTS/(R)/ FUNDS
Copyright (C) Frank Russell Company 2000. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS

We are pleased to present the Frank Russell Investment Company 2000 Annual Report. This report covers information on five of the Funds and represents our nineteenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 2000, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1999 we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. Class Y shares of the Institutional Funds were opened for investment, and the LifePoints/(R)/ Funds added Class S shares during 2000. Additionally, the Tax-Managed Global Equity Fund was opened for investment in January 2000, providing a diversified asset-allocated product to compliment the existing tax-managed Russell funds.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 2001 and continuing to earn your support.

Sincerely,


/S/ Lynn L. Anderson

Lynn L. Anderson.
Chairman of the Board
Frank Russell Investment Company

LIFEPOINTS/(R)/ FUNDS

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

PERFORMANCE REVIEW

For the ten months ended October 31, 2000, the LifePoints/(R)/ Funds met the challenges presented by a volatile period that began with a narrow focus on the Technology sector and ended with a value bias and a decidedly unfavorable climate for technology.

The LifePoints/(R)/ Funds returns for the ten months ended October 31, 2000 are as follows:

EQUITY AGGRESSIVE STRATEGY FUND        AGGRESSIVE STRATEGY FUND           BALANCED STRATEGY FUND
----------------------------------     ------------------------------     --------------------------
Class C          (3.37)%               Class C        (2.15)%             Class C      0.43%
Class D          (2.90)%               Class D        (1.72)%             Class D      0.84%
Class E          (2.75)%               Class E        (1.50)%             Class E      1.04%
Class S          (2.36)%               Class S        (1.32)%             Class S      1.28%

MODERATE STRATEGY FUND                 CONSERVATIVE STRATEGY FUND
----------------------------------     ------------------------------
Class C          2.20%                 Class C        3.76%
Class D          2.65%                 Class D        4.20%
Class E          2.81%                 Class E        4.44%
Class S          2.90%                 Class S        4.65%


MARKET HIGHLIGHTS

Investor enthusiasm and speculation dominated the US market during the first quarter of the year, resulting in spectacular returns from growth stocks, particularly the technology and Internet-related shares. However, on May 16, a 50 basis point interest rate hike from the Federal Reserve Board (Fed) increased investor concerns and dealt a particularly harsh blow to technology and telecommunications stocks. While the interest rate hike was the Fed's final increase during the period, technology and telecommunications stocks remained highly volatile and generally performed poorly through the end October.

Mirroring the US markets, both international and emerging markets' Technology, Media and Telecommunications sectors exceeded all others throughout most of the first quarter. However, weakness in these sectors began to appear as early as March and the difficulties continued through the remainder of the period. During the last three months of the period, overall market weaknesses were attributed to fears of a global economic slowdown, high oil prices and a downturn in both sentiment and prospects for technology companies. Investors also registered their impatience with the progress of economic reforms and political instability in some countries, including Japan, Indonesia, Turkey, Korea, and Taiwan. This resulted in a bias towards 'safe' markets that didn't experience these inherent problems.

As one of the best performing assets classes during the ten month period, the performance generated by real estate helped stabilize some of the equity market volatility. The favorable climate for REITS can be attributed to solid earnings and the relatively defensive nature of the asset, which was perceived as offering some protection from the technology correction.

The big story for the bond market was the inversion of the US Treasury yield curve that occurred during the first quarter of the year. While the 3-month and 2-year rates rose 57 and 25 basis points, respectively, the 10-year and 30-year rates declined 42 and 64 basis points, respectively. This inversion was driven by the US Treasury's debt buyback program and a declining supply of longer-term Treasury bonds. Corporate debt generally underperformed during the period, however, it did stage a late-period rally that helped fuel further debate about the direction of the equities markets and future growth outlooks.

Generally, asset diversification offered LifePoints/(R)/ investors some protection from the unpredictability that dominated the financial markets both domestically and globally. Within the first quarter of the year, US equities were the top performers, while fixed income markets fared better during the remaining months of the period. Emerging markets and international issues were low performers during the ten month period, however, their results were, in part, mitigated by the performance of the other asset classes. For the ten month ended October 31, 2000, LifePoints'/(R)/ underlying fund (Class S shares) returns are as follows: Diversified Equity Fund lost 4.28%, Special Growth Fund had a total return of 9.76%, Quantitative Equity Fund posted a return of 0.47%, International Securities Fund posted a loss of 12.40%, Emerging Markets Fund lost 25.79%, Real Estate Securities Fund gained 18.53%, Multistrategy Bond Fund had a return of 6.56%, Short Term Bond Fund gained 5.64%, and Diversified Bond Fund returned 7.40%.

                                                          LifePoints(R) Funds  4

EQUITY AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: Equity Aggressive Strategy Fund seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year to year market values.

STRATEGY: Each LifePoints/(R)/ Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints/(R)/ Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints/(R)/ Fund's investment objective and risk profile.

                                    [GRAPH]

                       GROWTH OF A $10,000 INVESTMENT

               LIFEPOINTS(R) EQUITY AGGRESSIVE     EQUITY AGGRESSIVE STRATEGY     RUSSELL 1000(R) INDEX     SALOMON SB BMI Ex-US
  DATES            STRATEGY FUND - CLASS E           COMPOSITE BENCHMARK++++
--------------------------------------------------------------------------------------------------------------------------------
Inception*                 $10,000                           $10,000                    $10,000                  $10,000
      1997                 $ 9,480                           $ 9,534                    $ 9,676                  $ 9,343
      1998                 $10,114                           $10,472                    $11,584                  $10,001
      1999                 $12,204                           $12,962                    $14,547                  $12,429
      2000                 $13,164                           $14,016                    $15,864                  $12,326
                                                 Yearly periods ended October 31

EQUITY AGGRESSIVE STRATEGY FUND - CLASS E                  EQUITY AGGRESSIVE STRATEGY COMPOSITE BENCHMARK
 PERIODS ENDED      GROWTH OF         TOTAL                 PERIODS ENDED      GROWTH OF          TOTAL
    10/31/00         $10,000          RETURN                   10/31/00         $10,000           RETURN
--------------------------------------------------         --------------------------------------------------
1 Year               $10,787          7.87%                     1 Year          $10,813            8.13%
Inception            $13,164          9.31%(S)                  Inception       $14,016           11.57%(S)

EQUITY AGGRESSIVE STRATEGY FUND - CLASS D +                RUSSELL 1000/(R)/ INDEX
 PERIODS ENDED      GROWTH OF         TOTAL                 PERIODS ENDED      GROWTH OF          TOTAL
    10/31/00         $10,000          RETURN                   10/31/00         $10,000           RETURN
--------------------------------------------------         --------------------------------------------------
1 Year               $10,770          7.70%                     1 Year          $10,906            9.06%
Inception            $13,096          9.13%(S)                  Inception       $15,864           16.15%(S)

                                                           SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI)
EQUITY AGGRESSIVE STRATEGY FUND - CLASS C ++               EX-US
 PERIODS ENDED      GROWTH OF         TOTAL                 PERIODS ENDED      GROWTH OF          TOTAL
    10/31/00         $10,000          RETURN                   10/31/00         $10,000           RETURN
--------------------------------------------------         --------------------------------------------------
1 Year               $10,706          7.06%                     1 Year          $ 9,917          (0.83)%
Inception            $12,985          8.83%(S)                  Inception       $12,326           7.02%(S)

EQUITY AGGRESSIVE STRATEGY FUND - CLASS S +++
 PERIODS ENDED      GROWTH OF         TOTAL
    10/31/00         $10,000          RETURN
--------------------------------------------------
1 Year               $10,830          8.30%
Inception            $13,216          9.45%(S)


5  Equity Aggressive Strategy Fund

AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: Aggressive Strategy Fund seeks to achieve high, long-term capital appreciation, with low current income while recognizing the possibility of substantial fluctuations in year to year market values.

STRATEGY: Each LifePoints/(R)/ Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints/(R)/ Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints/(R)/ Fund's investment objective and risk profile.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

               LIFEPOINTS(R) AGGRESSIVE       AGGRESSIVE STRATEGY
  DATES        STRATEGY FUND - CLASS E      COMPOSITE BENCHMARK++++      RUSSELL 1000(R) INDEX      SALOMON SB BMI EX-US
------------------------------------------------------------------------------------------------------------------------
Inception*             $10,000                     $10,000                      $10,000                    $10,000
      1997             $ 9,750                     $ 9,620                      $ 9,676                    $ 9,343
      1998             $10,293                     $10,416                      $11,584                    $10,001
      1999             $12,027                     $12,392                      $14,547                    $12,429
      2000             $12,952                     $13,405                      $15,864                    $12,326
                                             Yearly periods ended October 31

AGGRESSIVE STRATEGY FUND - CLASS E                AGGRESSIVE STRATEGY COMPOSITE BENCHMARK
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,769      7.69%                 1 Year          $10,818         8.18%
Inception        $12,952      8.63%(S)              Inception       $13,405         9.97%(S)

AGGRESSIVE STRATEGY FUND - CLASS D +              RUSSELL 1000/(R)/ INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,743      7.43%                 1 Year          $10,906         9.06%
Inception        $12,873      8.42%(S)              Inception       $15,864        16.15%(S)

                                                  SALOMON SMITH BARNEY BROAD MARKET INDEX
AGGRESSIVE STRATEGY FUND - CLASS C ++             (BMI) EX-US
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,688      6.88%                 1 Year          $ 9,917        (0.83)%
Inception        $12,749      8.08%(S)              Inception       $12,326         7.02%(S)

AGGRESSIVE STRATEGY FUND - CLASS S +++
PERIODS ENDED   GROWTH OF      TOTAL
  10/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $10,789      7.89%
Inception        $12,976      8.69%(S)

                                                     Aggressive Strategy Fund  6

BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: Balanced Strategy Fund seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

STRATEGY: Each LifePoints/(R)/ Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints/(R)/ Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints/(R)/ Fund's investment objective and risk profile.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

                LIFEPOINTS(R) BALANCED        BALANCED STRATEGY
  DATES        STRATEGY FUND - CLASS E     COMPOSITE BENCHMARK++++     LB AGGREGATE     RUSSELL 1000
----------------------------------------------------------------------------------------------------
Inception*            $10,000                      $10,000                $10,000          $10,000
      1997            $ 9,870                      $ 9,779                $10,145          $ 9,676
      1998            $10,619                      $10,709                $11,092          $11,584
      1999            $11,868                      $12,124                $11,151          $14,547
      2000            $12,744                      $13,077                $11,966          $15,864
                                      Yearly periods ended October 31

BALANCED STRATEGY FUND - CLASS E                  BALANCED STRATEGY COMPOSITE BENCHMARK
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-----------------------------------------         -----------------------------------------
1 Year           $10,738      7.38%                 1 Year         $10,786       7.86%
Inception        $12,744      8.07%(S)              Inception      $13,077       9.09%(S)

BALANCED STRATEGY FUND - CLASS D +                LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-----------------------------------------         -----------------------------------------
1 Year           $10,714      7.14%                 1 Year         $10,730       7.30%
Inception        $12,687      7.91%(S)              Inception      $11,966       5.99%(S)

BALANCED STRATEGY FUND - CLASS C ++               RUSSELL 1000/(R)/ INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED   GROWTH OF       TOTAL
  10/31/00       $10,000      RETURN                10/31/00       $10,000       RETURN
-----------------------------------------         -----------------------------------------
1 Year           $10,661      6.61%                 1 Year         $10,906       9.06%
Inception        $12,557      7.56%(S)              Inception      $15,864      16.15%(S)

BALANCED STRATEGY FUND - CLASS S +++
PERIODS ENDED   GROWTH OF      TOTAL
  10/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $10,764      7.64%
Inception        $12,775      8.15%(S)

7  Balanced Strategy Fund

MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: Moderate Strategy Fund seeks to achieve moderate long-term capital appreciation with high current income while recognizing the possibility of moderate fluctuations in year to year market values.

STRATEGY: Each LifePoints/(R)/ Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints/(R)/ Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints/(R)/ Fund's investment objective and risk profile.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

               LIFEPOINTS(R) MODERATE         MODERATE STRATEGY           MERRILL LYNCH
  DATES        STRATEGY FUND - CLASS E     COMPOSITE BENCHMARK++++     1-2.99 YR TREASURY     LB AGGREGATE
----------------------------------------------------------------------------------------------------------
Inception*             $10,000                     $10,000                    $10,000            $10,000
      1997             $ 9,810                     $ 9,878                    $10,074            $10,145
      1998             $10,585                     $10,765                    $10,850            $11,092
      1999             $11,477                     $11,784                    $11,175            $11,151
      2000             $12,300                     $12,651                    $11,854            $11,966
                                      Yearly periods ended October 31

MODERATE STRATEGY FUND - CLASS E                  MODERATE STRATEGY COMPOSITE BENCHMARK
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,717      7.17%                  1 Year         $10,736         7.36%
Inception        $12,300      6.95%(S)               Inception      $12,651         7.93%(S)

MODERATE STRATEGY FUND - CLASS D +                MERRILL LYNCH 1-2.99 YEARS TREASURY INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,688      6.88%                  1 Year         $10,607         6.07%
Inception        $12,222      6.73%(S)               Inception      $11,854         5.67%(S)

MODERATE STRATEGY FUND - CLASS C ++               LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED   GROWTH OF      TOTAL              PERIODS ENDED    GROWTH OF        TOTAL
  10/31/00       $10,000      RETURN                 10/31/00       $10,000         RETURN
-----------------------------------------         --------------------------------------------
1 Year           $10,636      6.36%                  1 Year         $10,730         7.30%
Inception        $12,126      6.45%(S)               Inception      $11,966         5.99%(S)

MODERATE STRATEGY FUND - CLASS S +++
PERIODS ENDED   GROWTH OF      TOTAL
  10/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $10,726      7.26%
Inception        $12,310      6.98%(S)

                                                       Moderate Strategy Fund  8

CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)

OBJECTIVE: Conservative Strategy Fund seeks to achieve a moderate rate of return through low capital appreciation and reinvestment of a high level of current income.

STRATEGY: Each LifePoints/(R)/ Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints/(R)/ Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints/(R)/ Fund's investment objective and risk profile.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

               LIFEPOINTS(R) CONSERVATIVE      CONSERVATIVE STRATEGY        MERRILL LYNCH
  DATES         STRATEGY FUND - CLASS E       COMPOSITE BENCHMARK++++     1-2.99 YR TREASURY     LB AGGREGATE
-------------------------------------------------------------------------------------------------------------
Inception*              $10,000                      $10,000                   $10,000             $10,000
      1998              $10,686                      $10,809                   $10,770             $10,934
      1999              $11,256                      $11,435                   $11,093             $10,992
      2000              $12,032                      $12,224                   $11,767             $11,794
                                       Yearly periods ended October 31

CONSERVATIVE STRATEGY FUND - CLASS E                 CONSERVATIVE STRATEGY COMPOSITE BENCHMARK
PERIODS ENDED    GROWTH OF       TOTAL               PERIODS ENDED    GROWTH OF        TOTAL
   10/31/00       $10,000        RETURN                 10/31/00       $10,000         RETURN
--------------------------------------------         --------------------------------------------
1 Year            $10,690        6.90%                  1 Year         $10,691          6.91%
Inception         $12,032        6.40%(S)               Inception      $12,224          6.92%(S)

CONSERVATIVE STRATEGY FUND - CLASS D +               MERRILL LYNCH 1-2.99 YEARS TREASURY INDEX
PERIODS ENDED    GROWTH OF       TOTAL               PERIODS ENDED    GROWTH OF        TOTAL
   10/31/00       $10,000        RETURN                 10/31/00       $10,000         RETURN
--------------------------------------------         --------------------------------------------
1 Year            $10,659        6.59%                  1 Year         $10,607          6.07%
Inception         $11,937        6.12%(S)               Inception      $11,767          5.57%(S)

CONSERVATIVE STRATEGY FUND - CLASS C ++              LEHMAN BROTHERS AGGREGATE BOND INDEX
PERIODS ENDED    GROWTH OF       TOTAL               PERIODS ENDED    GROWTH OF        TOTAL
   10/31/00       $10,000        RETURN                 10/31/00       $10,000         RETURN
--------------------------------------------         --------------------------------------------
1 Year            $10,601        6.01%                  1 Year         $10,730          7.30%
Inception         $11,842        5.83%(S)               Inception      $11,794          5.66%(S)

CONSERVATIVE STRATEGY FUND - CLASS S +++
PERIODS ENDED    GROWTH OF       TOTAL
   10/31/00       $10,000        RETURN
--------------------------------------------
1 Year            $10,711        7.11%
Inception         $12,057        6.47%(S)

9  Conservative Strategy Fund

LIFEPOINTS/(R)/ FUNDS

BENCHMARK COMPOSITION

October 31, 2000 (Unaudited)


EQUITY AGGRESSIVE STRATEGY FUND

* Equity Aggressive Strategy Fund Class E commenced operations on September 30, 1997. Index comparison began October 1, 1997.

++++ The Equity Aggressive Strategy Composite Benchmark is comprised of the following indices: 60% Russell 1000/(R)/ Index, 20% Salomon Smith Barney BMI Ex-US, 10% Russell 2500(TM) Index, 5% IFC Investable Composite Index and 5% NAREIT Equity REIT Index.

+ Equity Aggressive Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Equity Aggressive Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Equity Aggressive Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 30, 1997 through January 31, 2000, performance results include shareholder service fees paid by Class E. Total return would have been higher had these fees not been in effect during prior reporting periods.

(S)  Annualized.

AGGRESSIVE STRATEGY FUND

* Aggressive Strategy Fund Class E commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++++ The Aggressive Strategy Composite Benchmark is comprised of the following indices: 42% Russell 1000/(R)/ Index, 19% Salomon Smith Barney BMI Ex-US, 18% Lehman Brothers Aggregate Bond Index, 11% Russell 2500/(TM)/ Index, 5% IFC Investable Composite Index and 5% NAREIT Equity REIT Index.

+ Aggressive Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Aggressive Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From January 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Aggressive Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 16, 1997 through February 1, 2000, performance results include shareholder service fees paid by Class
     E. Total return would have been higher had these fees not been in effect during prior reporting periods.

(S)  Annualized.

BALANCED STRATEGY FUND

* Balanced Strategy Fund Class E commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++++ The Balanced Strategy Composite Benchmark is comprised of the following indices: 41% Lehman Brothers Aggregate Bond Index, 32% Russell 1000/(R)/ Index, 14% Salomon Smith Barney BMI Ex-US, 5% Russell 2500/(TM)/ Index, 5% NAREIT Equity REIT Index and 3% IFC Investable Composite Index.

+ Balanced Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Balanced Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From January 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Balanced Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 16, 1997 through January 31, 2000, performance results include shareholder service fees paid by Class E. Total return would have been higher had these fees not been in effect during prior reporting periods.

(S)  Annualized.

                                                         LifePoints(R) Funds  10

LIFEPOINTS/(R)/ FUNDS

BENCHMARK COMPOSITION

October 31, 2000 (Unaudited)


MODERATE STRATEGY FUND

* Moderate Strategy Fund Class E commenced operations on October 2, 1997. Index comparison began October 1, 1997.

++++ The Moderate Strategy Composite Benchmark is comprised of the following indices: 33% Merrill Lynch 1-2.99 Years Treasury Index, 27% Lehman Brothers Aggregate Bond Index, 22% Russell 1000/(R)/ Index, 9% Salomon Smith Barney BMI Ex-US, 5% NAREIT Equity REIT Index, 2% Russell 2500/(TM)/ Index and 2% IFC Investable Composite Index.

+ Moderate Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Moderate Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Moderate Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From October 2, 1997 through February 1, 2000, performance results include shareholder service fees paid by Class E. Total return would have been higher had these fees not been in effect during prior reporting periods.

(S)  Annualized.


CONSERVATIVE STRATEGY FUND

* Conservative Strategy Fund Class E commenced operations on November 7, 1997. Index comparison began October 1, 1997.

++++ The Conservative Strategy Composite Benchmark is comprised of the following indices: 60% Merrill Lynch 1-2.99 Years Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 11% Russell 1000/(R) /Index, 5% Salomon Smith Barney BMI Ex-US, 5% NAREIT Equity REIT Index and 1% IFC Investable Composite Index.

+ Conservative Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Conservative Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Conservative Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From November 7, 1997 through February 14, 2000, performance results include shareholder service fees paid by Class E. Total return would have been higher had these fees not been in effect during prior reporting periods.

(S)  Annualized.


BENCHMARK DESCRIPTIONS

The Russell 1000/(R)/ Index includes the 1,000 largest companies in the Russell 3000/(R)/ Index, the smallest of which is valued at about $1.6 billion. The Russell 1000/(R)/ Index represents the universe of stocks from which most active money managers typically select. The Russell 1000/(R)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

The Salomon Smith Barney Broad Market Index (BMI) ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries.

The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance in not indicative of future results.

11  LifePoints(R) Funds

EQUITY AGGRESSIVE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                       MARKET
                                                           NUMBER       VALUE
                                                             OF         (000)
                                                           SHARES         $
                                                          --------     --------

INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 74.3%
Diversified Equity Fund                                   1,590,155      80,382
Quantitative Equity Fund                                  1,831,597      81,085
Real Estate Securities Fund                                 507,193      13,299
Special Growth Fund                                         513,313      26,959
                                                                     ----------
                                                                        201,725
                                                                     ----------

INTERNATIONAL EQUITIES - 24.2%
Emerging Markets Fund                                     1,411,231      13,054
International Securities Fund                               830,691      52,757
                                                                     ----------
                                                                         65,811
                                                                     ----------

SHORT-TERM INVESTMENTS - 1.4%
Money Market Fund
 due on demand (a)                                        3,715,000       3,715
                                                                     ----------

TOTAL INVESTMENTS - 99.9%
(identified cost $258,752)                                              271,251
                                                                     ----------

OTHER ASSETS AND LIABILITIES
Other assets                                                                461
Liabilities                                                                (318)
                                                                     ----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                                  143
                                                                     ----------

NET ASSETS - 100.0%                                                     271,394
                                                                     ==========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                       (508)
Unrealized appreciation (depreciation)
 on investments                                                          12,499
Shares of beneficial interest                                               264
Additional paid-in capital                                              259,139
                                                                     ----------

NET ASSETS                                                              271,394
                                                                     ==========

NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($43,004,766 divided by 4,199,679
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.24
 Class D ($12,591,722 divided by 1,219,394                           ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.33
 Class E ($190,273,175 divided by 18,510,528                         ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.28
 Class S ($25,524,008 divided by 2,469,633                           ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.34
                                                                     ==========
(a)  At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.


                                              Equity Aggressive Strategy Fund 12

EQUITY AGGRESSIVE STRATEGY FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                 TEN MONTHS ENDED        YEAR ENDED
                                                                 OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                 ----------------     ------------------
INVESTMENT INCOME
 Income distributions from Underlying Funds ...................      $  1,114              $  2,013
                                                                    ---------             ---------

EXPENSES
 Advisory fees ................................................           406                   323
 Administrative fees ..........................................           102                    81
 Distribution fees - Class C ..................................           187                    29
 Distribution fees - Class D ..................................            17                    11
 Shareholder servicing fees - Class C .........................            62                    10
 Shareholder servicing fees - Class D .........................            17                    11
 Shareholder servicing fees - Class E .........................           401                   382
                                                                    ---------             ---------

 Expenses before reductions ...................................         1,192                   847
 Expense reductions ...........................................          (508)                 (404)
                                                                    ---------             ---------

   Expenses, net ..............................................           684                   443
                                                                    ---------             ---------

Net investment income .........................................           430                 1,570
                                                                    ---------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ..................................................        (1,278)                 (350)
 Capital gain distributions from Underlying Funds .............         4,710                16,391
                                                                    ---------             ---------
                                                                        3,432                16,041
                                                                    ---------             ---------

Net change in unrealized appreciation (depreciation) on
   investments.................................................       (11,523)               18,491
                                                                    ---------             ---------

Net realized and unrealized gain (loss)  ......................        (8,091)               34,532
                                                                    ---------             ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........      $ (7,661)             $ 36,102
                                                                    =========             =========

See accompanying notes which are an integral part of the financial statements.

13  Equity Aggressive Strategy Fund

EQUITY AGGRESSIVE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands


                                                TEN MONTHS ENDED      YEAR ENDED           YEAR ENDED
                                                OCTOBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
                                                ----------------   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income .....................        $     430           $   1,570            $     161
 Net realized gain (loss)  .................            3,432              16,041                2,539
 Net change in unrealized
   appreciation (depreciation) .............          (11,523)             18,491                5,749
                                                    ---------           ---------            ---------

   Net increase (decrease) in net
     assets from operations ................           (7,661)             36,102                8,449
                                                    ---------           ---------            ---------

DISTRIBUTIONS
 From net investment income
   Class C .................................             (278)               (291)                  --
   Class D .................................              (54)                (93)                 (14)
   Class E .................................           (2,947)             (5,762)              (1,028)
   Class S .................................              (70)                 --                   --
 From net realized gain
   Class C .................................           (1,227)                (38)                  --
   Class D .................................             (205)                (76)                 (24)
   Class E .................................           (9,906)             (2,126)                (430)
   Class S .................................              (71)                 --                   --
                                                    ---------           ---------            ---------

     Net decrease in net assets
       from distributions ..................          (14,758)             (8,386)              (1,496)
                                                    ---------           ---------            ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net
   assets from share transactions ..........           72,156              97,559               86,444
                                                    ---------           ---------            ---------

TOTAL NET INCREASE (DECREASE) IN
NET ASSETS .................................           49,737             125,275               93,397

NET ASSETS
 Beginning of period .......................          221,657              96,382                2,985
                                                    ---------           ---------            ---------
 End of period (including
   undistributed net investment
   income of $7 at December 31,
   1999 and accumulated
   distributions in excess of net
   investment income of $1 at
   December 31, 1998)  .....................        $ 271,394           $ 221,657            $  96,382
                                                    =========           =========            =========


  See accompanying notes which are an integral part of the financial statements.


                                             Equity Aggressive Strategy Fund  14

EQUITY AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                          2000*         1999**
                                                       ----------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD ...............   $    11.38     $    9.80
                                                       ----------     ----------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)(b) ................         (.04)          .06
 Net realized and unrealized gain (loss) ...........         (.35)         1.98
                                                       ----------     ----------

   Total income from operations ....................         (.39)         2.04
                                                       ----------     ----------

DISTRIBUTIONS
 From net investment income ........................         (.14)         (.30)
 From net realized gain ............................         (.61)         (.16)
                                                       ----------     ----------

   Total distributions .............................         (.75)         (.46)
                                                       ----------     ----------

NET ASSET VALUE, END OF PERIOD .....................   $    10.24     $   11.38
                                                       ==========     ==========

TOTAL RETURN (%)(c) ................................        (3.37)        21.26

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ..........       43,005        15,860

 Ratios to average net assets (%):
   Operating expenses, net (d) .....................         1.00          1.00
   Operating expenses, gross (d) ...................         1.25          1.25
   Net investment income (loss)(c) .................         (.35)          .59

 Portfolio turnover rate (%) .......................        58.41         76.20


*    For the ten months ended October 31, 2000.
**   For the period February 11, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Periods less than one year are not annualized.
(d)  The ratios for periods less than one year are annualized.

15  Equity Aggressive Strategy Fund

EQUITY AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                              2000*        1999         1998**
                                            ---------   ---------     ---------

NET ASSET VALUE, BEGINNING OF PERIOD ....   $   11.43   $    9.81     $    9.92
                                            ---------   ---------     ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b)*** ........          --         .06           .01
 Net realized and unrealized gain (loss)         (.34)       2.01           .10
                                            ---------   ---------     ---------

   Total income from operations .........        (.34)       2.07           .11
                                            ---------   ---------     ---------

DISTRIBUTIONS
 From net investment income .............        (.15)       (.29)         (.17)
 From net realized gain .................        (.61)       (.16)         (.05)
                                            ---------   ---------     ---------

   Total distributions ..................        (.76)       (.45)         (.22)
                                            ---------   ---------     ---------

NET ASSET VALUE, END OF PERIOD ..........   $   10.33   $   11.43     $    9.81
                                            =========   =========     =========

TOTAL RETURN (%)(c) .....................       (2.90)      21.58          1.17

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period
   (in thousands) .......................      12,592       3,732         4,923

 Ratios to average net assets (%):
   Operating expenses, net (d) ..........         .50         .50           .50
   Operating expenses, gross (d) ........         .75         .75           .89
   Net investment income (c) ............         .01         .64           .01

 Portfolio turnover rate (%) ............       58.41       76.20         73.95


*    For the ten months ended October 31, 2000.
**   For the period March 24, 1998 (commencement of sale) to December 31, 1998.
***  Less than $.01 per share for the period ended October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Periods less than one year are not annualized.
(d)  The ratios for periods less than one year are annualized.


                                             Equity Aggressive Strategy Fund  16

EQUITY AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       YEARS ENDED DECEMBER 31,
                                                                   ---------------------------------
                                                         2000*       1999         1998       1997**
                                                       --------    --------    ---------    --------
NET ASSET VALUE, BEGINNING OF PERIOD  .............    $  11.39    $   9.80    $    8.83    $  10.00
                                                       --------    --------    ---------    --------

INCOME FROM OPERATIONS
 Net investment income (a)(b)  ....................         .03         .10          .03         .09
 Net realized and unrealized gain (loss) ..........        (.35)       2.00         1.18        (.33)
                                                       --------    --------    ---------    --------

   Total income from operations ...................        (.32)       2.10         1.21        (.24)
                                                       --------    --------    ---------    --------

DISTRIBUTIONS
 From net investment income .......................        (.18)       (.35)        (.19)       (.33)
 From net realized gain ...........................        (.61)       (.16)        (.05)       (.60)
                                                       --------    --------    ---------    --------

   Total distributions ............................        (.79)       (.51)        (.24)       (.93)
                                                       --------    --------    ---------    --------

NET ASSET VALUE, END OF PERIOD ....................    $  10.28    $  11.39    $    9.80    $   8.83
                                                       ========    ========    =========    ========

TOTAL RETURN (%)(c)  ..............................       (2.75)      21.96        13.75       (2.42)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........     190,273     202,066       91,459       2,985

 Ratios to average net assets (%):
   Operating expenses, net (d)  ...................         .25         .25          .25         .25
   Operating expenses, gross (d)(e) ...............         .50         .50          .62          --
   Net investment income (c)  .....................         .24         .99          .28         .45

 Portfolio turnover rate (%)  .....................       58.41       76.20        73.95       48.30


*    For the ten months ended October 31, 2000.
** For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Periods less than one year are not annualized.
(d)  The ratios for periods less than one year are annualized.
(e) The ratio for the period ended December 31, 1997 is not meaningful due to the Class's short period of operation.



17  Equity Aggressive Strategy Fund

EQUITY AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------

NET ASSET VALUE, BEGINNING OF PERIOD .............................   $    10.91
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)(b)  ...................................          .04
 Net realized and unrealized gain (loss)  ........................          .17
                                                                     ----------

   Total income from operations ..................................          .21
                                                                     ----------

DISTRIBUTIONS
 From net investment income ......................................         (.17)
 From net realized gain ..........................................         (.61)
                                                                     ----------

   Total distributions ...........................................         (.78)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ...................................   $    10.34
                                                                     ==========

TOTAL RETURN (%)(c)  .............................................         1.93

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  .......................       25,524

 Ratios to average net assets (%):
   Operating expenses, net (d)  ..................................          .00
   Operating expenses, gross (d)  ................................          .25
   Net investment income (c)  ....................................          .45

 Portfolio turnover rate (%)  ....................................        58.41



*    For the period January 31, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Not annualized.
(d)  Annualized.



                                             Equity Aggressive Strategy Fund  18

AGGRESSIVE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000


                                                                        MARKET
                                                           NUMBER        VALUE
                                                             OF          (000)
                                                           SHARES          $
                                                          --------     --------

INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 57.9%
Diversified Equity Fund                                   1,285,498      64,982
Quantitative Equity Fund                                  1,466,805      64,935
Real Estate Securities Fund                                 575,488      15,089
Special Growth Fund                                         642,492      33,744
                                                                     ----------
                                                                        178,750
                                                                     ----------

INTERNATIONAL EQUITIES - 23.6%
Emerging Markets Fund                                     1,614,335      14,933
International Securities Fund                               910,622      57,833
                                                                     ----------
                                                                         72,766
                                                                     ----------

BONDS - 17.4%
Multistrategy Bond Fund                                   5,603,629      53,851
                                                                     ----------

SHORT-TERM INVESTMENTS - 0.3%
Money Market Fund
 due on demand (a)                                        1,068,000       1,068
                                                                      ---------

TOTAL INVESTMENTS - 99.2%
(identified cost $304,171)                                              306,435
                                                                      ---------

OTHER ASSETS AND LIABILITIES
Other assets                                                              2,610
Liabilities                                                                (185)
                                                                      ---------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.8%                                                                2,425
                                                                      ---------

NET ASSETS - 100.0%                                                     308,860
                                                                      =========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                       (185)
Unrealized appreciation (depreciation)
 on investments                                                           2,264
Shares of beneficial interest                                               298
Additional paid-in capital                                              306,483
                                                                      ---------

NET ASSETS                                                              308,860
                                                                      =========


NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($67,295,597 divided by 6,503,706
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.35
 Class D ($12,627,808 divided by 1,213,241                            =========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.41
 Class E ($193,351,475 divided by 18,634,747                          =========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.38
 Class S ($35,585,160 divided by 3,417,153                            =========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                      $10.41
                                                                      =========



(a)  At amortized cost, which approximates market.

See accompanying notes which are an integral part of the financial statements.


19  Aggressive Strategy Fund

AGGRESSIVE STRATEGY FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                        TEN MONTHS ENDED      YEAR ENDED
                                                                        OCTOBER 31, 2000   DECEMBER 31, 1999
                                                                        ----------------   ------------------
INVESTMENT INCOME
 Income distributions from Underlying Funds ........................    $          3,318   $            2,523
                                                                        ----------------   ------------------

EXPENSES
 Advisory fees .....................................................                 442                  250
 Administrative fees ...............................................                 111                   63
 Distribution fees - Class C .......................................                 318                   51
 Distribution fees - Class D .......................................                  20                   10
 Shareholder servicing fees - Class C ..............................                 106                   17
 Shareholder servicing fees - Class D ..............................                  20                   10
 Shareholder servicing fees - Class E ..............................                 397                  286
                                                                        ----------------   ------------------

 Expenses before reductions ........................................               1,414                  687
 Expense reductions ................................................                (553)                (313)
                                                                        ----------------   ------------------

   Expenses, net ...................................................                 861                  374
                                                                        ----------------   ------------------

Net investment income ..............................................               2,457                2,149
                                                                        ----------------   ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
 Investments .......................................................                (990)                (216)
 Capital gain distributions from Underlying Funds ..................               4,387               11,244
                                                                        ----------------   ------------------
                                                                                   3,397               11,028
                                                                        ----------------   ------------------

Net change in unrealized appreciation (depreciation) on investments.             (10,444)              11,618
                                                                        ----------------   ------------------

Net realized and unrealized gain (loss)  ...........................              (7,047)              22,646
                                                                        ----------------   ------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............    $         (4,590)  $           24,795
                                                                        ================   ==================

  See accompanying notes which are an integral part of the financial statements.


                                                    Aggressive Strategy Fund  20

AGGRESSIVE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                          TEN MONTHS ENDED      YEAR ENDED          YEAR ENDED
                                          OCTOBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                          ----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ..............     $          2,457   $           2,150   $             721
 Net realized gain (loss) ...........                3,397              11,028               1,160
 Net change in unrealized
   appreciation (depreciation) ......              (10,444)             11,617               1,403
                                          ----------------   -----------------   -----------------

   Net increase (decrease) in net
     assets from operations .........               (4,590)             24,795               3,284
                                          ----------------   -----------------   -----------------

DISTRIBUTIONS
 From net investment income
   Class C ..........................                 (753)               (503)                 --
   Class D ..........................                 (151)               (143)                (54)
   Class E ..........................               (4,183)             (4,608)               (969)
   Class S ..........................                 (210)                 --                  --
 From net realized gain
   Class C ..........................               (1,401)                (22)                 --
   Class D ..........................                 (218)                (67)                 (4)
   Class E ..........................               (6,343)             (1,243)                (73)
   Class S ..........................                  (86)                 --                  --
                                          ----------------   -----------------   -----------------

     Net decrease in net assets
       from distributions ...........              (13,345)             (6,586)             (1,100)
                                          ----------------   -----------------   -----------------

SHARE TRANSACTIONS
 Net increase (decrease) in net
   assets from share transactions ...              123,657             119,092              58,346
                                          ----------------   -----------------   -----------------

TOTAL NET INCREASE (DECREASE) IN
  NET ASSETS ..........................            105,722             137,301              60,530
                                          ----------------   -----------------   -----------------

NET ASSETS
 Beginning of period ................              203,138              65,837               5,307
                                          ----------------   -----------------   -----------------
 End of period (including accumulated
   distributions in excess of
   net investment income of $188 at
   December 31, 1999 and
   undistributed net investment
   income of $3,828
   at December 31, 1998) ............     $        308,860   $         203,138   $          65,837
                                          ================   =================   =================


See accompanying notes which are an integral part of the financial statements.


21  Aggressive Strategy Fund

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              2000*    1999**
                                                            -------   -------

NET ASSET VALUE, BEGINNING OF PERIOD ...................    $ 11.15   $ 10.11
                                                            -------   -------

INCOME FROM OPERATIONS
 Net investment income (a)(b)...........................        .05       .13
 Net realized and unrealized gain (loss)................       (.29)     1.36
                                                            -------   -------

   Total income from operations.........................       (.24)     1.49
                                                            -------   -------

DISTRIBUTIONS
 From net investment income.............................       (.18)     (.29)
 From net realized gain.................................       (.38)     (.16)
                                                            -------   -------

   Total distributions..................................       (.56)     (.45)
                                                            -------   -------

NET ASSET VALUE, END OF PERIOD .........................    $ 10.35   $ 11.15
                                                            =======   =======

TOTAL RETURN (%)(c).....................................      (2.15)    15.21

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)...............     67,296    29,365

 Ratios to average net assets (%):
   Operating expenses, net (d)..........................       1.00      1.00
   Operating expenses, gross (d)........................       1.25      1.25
   Net investment income (c)............................        .43      1.50

 Portfolio turnover rate (%)............................      40.57     71.44


*   For the ten months ended October 31, 2000.
**  For the period January 29, 1999 (commencement of sale) to December 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

                                                    Aggressive Strategy Fund  22

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                   2000*          1999          1998**
                                                  -------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD .........    $ 11.20       $   9.95       $  10.09
                                                  -------       --------       --------

INCOME FROM OPERATIONS
 Net investment income (a)(b).................        .09            .15            .13
 Net realized and unrealized gain (loss)......       (.28)          1.57           (.05)
                                                  -------       --------       --------

   Total income from operations...............       (.19)          1.72            .08
                                                  -------       --------       --------

DISTRIBUTIONS
 From net investment income...................       (.22)          (.31)          (.21)
 From net realized gain.......................       (.38)          (.16)          (.01)
                                                  -------       --------       --------

   Total distributions........................       (.60)          (.47)          (.22)
                                                  -------       --------       --------

NET ASSET VALUE, END OF PERIOD ...............    $ 10.41       $  11.20       $   9.95
                                                  =======       ========       ========

TOTAL RETURN (%)(c)...........................      (1.72)         17.69            .96

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands).....     12,628          6,096          3,649

 Ratios to average net assets (%):
   Operating expenses, net (d)...............         .50            .50            .50
   Operating expenses, gross (d).............         .75            .75            .93
   Net investment income (c).................         .81           1.48           1.35

 Portfolio turnover rate (%).................       40.57          71.44          93.08

*   For the ten months ended October 31, 2000.
**  For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

23  Aggressive Strategy Fund

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                  YEARS ENDED DECEMBER 31,
                                               ------------------------------
                                       2000*     1999      1998      1997**
                                      -------  --------  --------  ----------

NET ASSET VALUE, BEGINNING OF
PERIOD............................    $ 11.17  $   9.94  $   9.14  $    10.00
                                      -------  --------  --------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)(b).....        .11       .18       .19         .10
 Net realized and unrealized gain
   (loss).........................       (.28)     1.56       .87        (.11)
                                      -------  --------  --------  ----------

   Total income from operations...       (.17)     1.74      1.06        (.01)
                                     --------  --------  --------  ----------

DISTRIBUTIONS
 From net investment income.......       (.24)     (.35)     (.25)       (.31)
 From net realized gain...........       (.38)     (.16)     (.01)       (.54)
                                     --------  --------  --------  ----------

   Total distributions............       (.62)     (.51)     (.26)       (.85)
                                     --------  --------  --------  ----------

NET ASSET VALUE, END OF PERIOD....    $ 10.38  $  11.17  $   9.94  $     9.14
                                     ========  ========  ========  ==========

TOTAL RETURN (%)(c)...............      (1.50)    17.95     11.69        (.19)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in
   thousands).....................    193,351   167,677    62,188       5,307

 Ratios to average net assets (%):
   Operating expenses, net (d)....        .25       .25       .25         .25
   Operating expenses, gross (d)(e)       .50       .50       .66          --
   Net investment income (c)......       1.04      1.73      1.88         .97

 Portfolio turnover rate (%)......      40.57     71.44     93.08       56.88


*   For the ten months ended October 31, 2000.
** For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.
(e) The ratio for the period ended December 31, 1997 is not meaningful due to the Class's short period of operation.

                                                    Aggressive Strategy Fund  24

AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------

NET ASSET VALUE, BEGINNING OF PERIOD ............................    $    10.82
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)(b)....................................           .11
 Net realized and unrealized gain (loss).........................           .09
                                                                     ----------

   Total income from operations..................................           .20
                                                                     ----------

DISTRIBUTIONS
 From net investment income......................................          (.23)
 From net realized gain..........................................          (.38)
                                                                     ----------

   Total distributions...........................................          (.61)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ..................................    $    10.41
                                                                     ==========

TOTAL RETURN (%)(c)..............................................          1.59

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)........................        35,585

 Ratios to average net assets (%):
   Operating expenses, net (d)...................................           .00
   Operating expenses, gross (d).................................           .25
   Net investment income (c).....................................          1.15

 Portfolio turnover rate (%).....................................         40.57


*   For the period February 1, 2000 (commencement of sale) to October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Not annualized.
(d) Annualized.

25  Aggressive Strategy Fund

BALANCED STRATEGY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                      NUMBER          MARKET
                                                        OF            VALUE
                                                      SHARES            $
                                                   ------------    ------------

INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 42.3%
Diversified Equity Fund                              1,377,157         69,615
Quantitative Equity Fund                             1,585,583         70,194
Real Estate Securities Fund                            807,416         21,170
Special Growth Fund                                    412,637         21,672
                                                                   ----------
                                                                      182,651
                                                                   ----------

INTERNATIONAL EQUITIES - 17.0%
Emerging Markets Fund                                1,396,832         12,921
International Securities Fund                          953,733         60,572
                                                                   ----------
                                                                       73,493
                                                                   ----------

BONDS - 40.3%
Diversified Bond Fund                                4,736,311        105,667
Multistrategy Bond Fund                              7,114,684         68,372
                                                                   ----------
                                                                      174,039
                                                                   ----------

SHORT-TERM INVESTMENTS - 0.4%
Money Market Fund
 due on demand (a)                                   1,565,000          1,565
                                                                   ----------

TOTAL INVESTMENTS - 100.0%
(identified cost $424,825)                                            431,748
                                                                   ----------

OTHER ASSETS AND LIABILITIES
Other assets                                                            1,814
Liabilities                                                            (1,745)
                                                                   ----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                                 69
                                                                   ----------


NET ASSETS - 100.0%                                                   431,817
                                                                   ==========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of
 net realized gain                                                     (1,303)
Unrealized appreciation (depreciation)
 on investments                                                         6,923
Shares of beneficial interest                                             422
Additional paid-in capital                                            425,775
                                                                   ----------


NET ASSETS                                                            431,817
                                                                   ==========


NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($81,187,985 divided by 7,959,054
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $    10.20
 Class D ($17,295,507 divided by 1,687,169                         ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $    10.25
 Class E ($296,435,275 divided by 28,996,926                       ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $    10.22
 Class S ($36,898,022 divided by 3,598,879                         ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $    10.25
                                                                   ==========


(a) At amortized cost, which approximates market.



                                                       Balanced Strategy Fund 26

BALANCED STRATEGY FUND

STATEMENT OF OPERATIONS

Amounts in thousands


                                            TEN MONTHS ENDED     YEAR ENDED
                                            OCTOBER 31, 2000  DECEMBER 31, 1999
                                            ----------------  -----------------

INVESTMENT INCOME
 Income distributions from
   Underlying Funds........................ $          8,729  $           8,286
                                            ----------------  -----------------

EXPENSES
 Advisory fees.............................              651                520
 Administrative fees.......................              163                130
 Distribution fees - Class C...............              383                 85
 Distribution fees - Class D...............               21                 10
 Shareholder servicing fees - Class C......              128                 28
 Shareholder servicing fees - Class D......               22                 10
 Shareholder servicing fees - Class E......              633                612
                                            ----------------  -----------------

 Expenses before reductions................            2,001              1,395
 Expense reductions........................             (814)              (650)
                                            ----------------  -----------------

   Expenses, net...........................            1,187                745
                                            ----------------  -----------------

Net investment income......................            7,542              7,541
                                            ----------------  -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments...............................           (1,761)              (426)
 Capital gain distributions from Underlying
  Funds....................................            4,757             15,052
                                            ----------------  -----------------
                                                       2,996             14,626
                                            ----------------  -----------------

Net change in unrealized appreciation
(depreciation) on investments..............           (7,255)            10,880
                                            ----------------  -----------------

Net realized and unrealized gain (loss)....           (4,259)            25,506
                                            ----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS................................. $          3,283  $          33,047
                                            ----------------  -----------------


See accompanying notes which are an integral part of the financial statements.

27 Balanced Strategy Fund

BALANCED STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS


                                                                        TEN MONTHS ENDED     YEAR ENDED         YEAR ENDED
                                                                        OCTOBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                        ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...............................................         $7,542            $7,541             $3,383
 Net realized gain (loss) ............................................          2,996            14,626              3,765
 Net change in unrealized appreciation (depreciation) ................         (7,255)           10,880              3,463
                                                                            ---------         ---------          ---------

   Net increase (decrease) in net assets from operations .............          3,283            33,047             10,611
                                                                            ---------         ---------          ---------

DISTRIBUTIONS
 From net investment income
   Class C ...........................................................         (1,365)             (788)                --
   Class D ...........................................................           (242)             (230)               (79)
   Class E ...........................................................         (8,615)          (10,742)            (4,774)
   Class S ...........................................................           (379)               --                 --
 From net realized gain
   Class C ...........................................................         (1,484)              (14)                --
   Class D ...........................................................           (288)              (55)               (16)
   Class E ...........................................................         (9,187)           (2,339)              (493)
   Class S ...........................................................            (49)               --                 --
                                                                            ---------         ---------          ---------

     Net decrease in net assets from distributions ...................        (21,609)          (14,168)            (5,362)
                                                                            ---------         ---------          ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .......        106,201           159,001            157,258
                                                                            ---------         ---------          ---------

TOTAL NET INCREASE (DECREASE) IN
NET ASSETS ...........................................................         87,875           177,880            162,507

NET ASSETS
 Beginning of period .................................................        343,942           166,062              3,555
                                                                            ---------         ---------          ---------

 End of period (including undistributed net investment income of
   $6 at December 31, 1998) ..........................................       $431,817          $343,942           $166,062
                                                                            =========         =========          =========

  See accompanying notes which are an integral part of the financial statements.


                                                      Balanced Strategy Fund  28

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            2000*       1999**
                                                          --------     --------

NET ASSET VALUE, BEGINNING OF PERIOD ..................   $  10.72     $  10.26
                                                          --------     --------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .........................        .15          .25
 Net realized and unrealized gain (loss) ..............       (.11)         .70
                                                          --------     --------

   Total income from operations .......................        .04          .95
                                                          --------     --------

DISTRIBUTIONS
 From net investment income ...........................       (.24)        (.37)
 From net realized gain ...............................       (.32)        (.12)
                                                          --------     --------

   Total distributions ................................       (.56)        (.49)
                                                          --------     --------

NET ASSET VALUE, END OF PERIOD ........................   $  10.20     $  10.72
                                                          ========     ========

TOTAL RETURN (%)(c) ...................................        .43         9.53

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .............     81,188       39,325

 Ratios to average net assets (%):
   Operating expenses, net (d) ........................       1.00         1.00
   Operating expenses, gross (d) ......................       1.25         1.25
   Net investment income (c) ..........................       1.43         2.96

 Portfolio turnover rate (%) ..........................      31.70        64.63


*    For the ten months ended October 31, 2000.
**   For the period January 29, 1999 (commencement of sale) to December 31,
     1999.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Periods less than one year are not annualized.
(d)  The ratios for periods less than one year are annualized.

29 Balanced Strategy Fund

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                   2000*           1999          1998**
                                                 ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD .........   $   10.77      $   10.13      $   10.22
                                                 ---------      ---------      ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ................         .17            .30            .24
 Net realized and unrealized gain (loss) .....        (.09)           .84            .07
                                                 ---------      ---------      ---------

   Total income from operations ..............         .08           1.14            .31
                                                 ---------      ---------      ---------

DISTRIBUTIONS
 From net investment income ..................        (.28)          (.38)          (.37)
 From net realized gain ......................        (.32)          (.12)          (.03)
                                                 ---------      ---------      ---------

   Total distributions .......................        (.60)          (.50)          (.40)
                                                 ---------      ---------      ---------

NET ASSET VALUE, END OF PERIOD ...............   $   10.25      $   10.77      $   10.13
                                                 =========      =========      =========

TOTAL RETURN (%)(c) ..........................         .84          11.64           3.23

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ....      17,296          9,075          4,953

 Ratios to average net assets (%):
   Operating expenses, net (d) ...............         .50            .50            .50
   Operating expenses, gross (d) .............         .75            .75            .86
   Net investment income (c) .................        1.67           3.07           2.46

 Portfolio turnover rate (%) .................       31.70          64.63          78.85


*   For the ten months ended October 31, 2000.
**  For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

                                                       Balanced Strategy Fund 30

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              YEARS ENDED DECEMBER 31,
                                                                      ---------------------------------------
                                                          2000*          1999           1998          1997**
                                                       ----------     ----------     ----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $    10.74     $    10.12     $     9.46     $   10.00
                                                       ----------     ----------     ----------     ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ....................            .21            .30            .31           .09
 Net realized and unrealized gain (loss) .........           (.11)           .86            .78           .02
                                                       ----------     ----------     ----------     ---------

   Total income from operations ..................            .10           1.16           1.09           .11
                                                       ----------     ----------     ----------     ---------

DISTRIBUTIONS
 From net investment income ......................           (.30)          (.42)          (.40)         (.24)
 From net realized gain ..........................           (.32)          (.12)          (.03)         (.41)
                                                       ----------     ----------     ----------     ---------

   Total distributions ...........................           (.62)          (.54)          (.43)         (.65)
                                                       ----------     ----------     ----------     ---------

NET ASSET VALUE, END OF PERIOD ...................     $    10.22     $    10.74     $    10.12     $    9.46
                                                       ==========     ==========     ==========     =========

TOTAL RETURN (%)(c) ..............................           1.04          11.80          11.66          1.04

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ........        296,435        295,542        161,108         3,554

 Ratios to average net assets (%):
   Operating expenses, net (d) ...................            .25            .25            .25           .25
   Operating expenses, gross (d)(e) ..............            .50            .50            .61            --
   Net investment income (c) .....................           2.02           2.89           3.05          1.30

 Portfolio turnover rate (%) .....................          31.70          64.63          78.85         29.58


*   For the ten months ended October 31, 2000.
** For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.
(e) The ratio for the period ended December 31, 1997 is not meaningful due to the Class's short period of operation.

31 Balanced Strategy Fund

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                        2000*
                                                                     -----------

NET ASSET VALUE, BEGINNING OF PERIOD .............................   $    10.45
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (a)(b).....................................          .19
 Net realized and unrealized gain (loss)..........................          .23
                                                                     ----------

   Total income from operations...................................          .42
                                                                     ----------

DISTRIBUTIONS
 From net investment income.......................................         (.30)
 From net realized gain...........................................         (.32)
                                                                     ----------

   Total distributions............................................         (.62)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ...................................   $    10.25
                                                                     ==========

TOTAL RETURN (%)(c)...............................................         4.09

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands).........................       36,898

 Ratios to average net assets (%):
   Operating expenses, net (d)....................................          .00
   Operating expenses, gross (d)..................................          .25
   Net investment income (c)......................................         2.05

 Portfolio turnover rate (%)......................................        31.70


*   For the period January 31, 2000 (commencement of sale) to October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Not annualized.
(d) Annualized.

                                                       Balanced Strategy Fund 32

MODERATE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000


                                                                      MARKET
                                                      NUMBER           VALUE
                                                        OF             (000)
                                                      SHARES             $
                                                     --------         --------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 29.1%
Diversified Equity Fund                               155,400            7,855
Quantitative Equity Fund                              178,363            7,896
Real Estate Securities Fund                           132,515            3,475
Special Growth Fund                                    26,742            1,405
                                                                    ----------
                                                                        20,631
                                                                    ----------

INTERNATIONAL EQUITIES - 11.0%
Emerging Markets Fund                                 152,992            1,415
International Securities Fund                         101,165            6,425
                                                                    ----------
                                                                         7,840
                                                                    ----------

BONDS - 59.4%
Diversified Bond Fund                                 849,512           18,953
Short Term Bond Fund                                1,273,128           23,196
                                                                    ----------
                                                                        42,149
                                                                    ----------

SHORT-TERM INVESTMENTS - 0.3%
Money Market Fund
 due on demand (a)                                    217,000              217
                                                                    ----------

TOTAL INVESTMENTS - 99.8%
(identified cost $69,866)                                               70,837
                                                                    ----------

OTHER ASSETS AND LIABILITIES
Other assets                                                               205
Liabilities                                                                (91)
                                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                                 114
                                                                    ----------

NET ASSETS - 100.0%                                                     70,951
                                                                    ==========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of
 net realized gain                                                        (528)
Unrealized appreciation (depreciation)
 on investments                                                            971
Shares of beneficial interest                                               70
Additional paid-in capital                                              70,438
                                                                    ----------

NET ASSETS                                                              70,951
                                                                    ==========

NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($10,392,420 divided by 1,019,207
   shares of $.01 par value shares of
   beneficial interest outstanding)                                 $    10.20
 Class D ($3,157,171 divided by 308,333                             ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                 $    10.24
 Class E ($49,817,952 divided by 4,886,225                          ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                 $    10.20
 Class S ($7,583,429 divided by 742,710                             ==========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                 $    10.21
                                                                    ==========

(a) At amortized cost, which approximates market.

See accompanying notes which are an integral part of the financial statements.

33 Moderate Strategy Fund

MODERATE STRATEGY FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                                       TEN MONTHS ENDED        YEAR ENDED
                                                                                       OCTOBER 31, 2000     DECEMBER 31, 1999
                                                                                       ----------------     -----------------
INVESTMENT INCOME
 Income distributions from Underlying Funds ..........................................   $      1,840          $      1,562
                                                                                         ------------          ------------

EXPENSES
 Advisory fees .......................................................................            101                    76
 Administrative fees .................................................................             26                    19
 Distribution fees - Class C .........................................................             47                    10
 Distribution fees - Class D .........................................................              5                     4
 Shareholder servicing fees - Class C ................................................             16                     3
 Shareholder servicing fees - Class D ................................................              4                     4
 Shareholder servicing fees - Class E ................................................            100                    88
                                                                                         ------------          ------------

 Expenses before reductions ..........................................................            299                   204
 Expense reductions ..................................................................           (127)                  (95)
                                                                                         ------------          ------------

   Expenses, net .....................................................................            172                   109
                                                                                         ------------          ------------

Net investment income ................................................................          1,668                 1,453
                                                                                         ------------          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .........................................................................           (281)                 (112)
 Capital gain distributions from Underlying Funds ....................................            451                 1,483
                                                                                         ------------          ------------
                                                                                                  170                 1,371
                                                                                         ------------          ------------

Net change in unrealized appreciation (depreciation) on investments ..................           (242)                  656
                                                                                         ------------          ------------
Net realized and unrealized gain (loss) ..............................................            (72)                2,027
                                                                                         ------------          ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................................   $      1,596          $      3,480
                                                                                         ============          ============


  See accompanying notes which are an integral part of the financial statements.

                                                       Moderate Strategy Fund 34

MODERATE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                         TEN MONTHS ENDED       YEAR ENDED           YEAR ENDED
                                                                         OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                         ----------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...............................................     $      1,668         $      1,453         $        448
 Net realized gain (loss) ............................................              170                1,371                   65
 Net change in unrealized appreciation (depreciation) ................             (242)                 656                  571
                                                                           ------------         ------------         ------------

   Net increase (decrease) in net assets from operations .............            1,596                3,480                1,084
                                                                           ------------         ------------         ------------

DISTRIBUTIONS
 From net investment income
   Class C ...........................................................             (211)                 (86)                  --
   Class D ...........................................................              (66)                 (61)                 (45)
   Class E ...........................................................           (1,575)              (1,721)                (479)
   Class S ...........................................................             (103)                  --                   --
 From net realized gain
   Class C ...........................................................             (113)                 (12)                  --
   Class D ...........................................................              (30)                 (14)                  (1)
   Class E ...........................................................             (890)                (274)                 (16)
   Class S ...........................................................               (7)                  --                   --
                                                                           ------------         ------------         ------------

     Net decrease in net assets from distributions ...................           (2,995)              (2,168)                (541)
                                                                           ------------         ------------         ------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .......           21,495               29,190               19,425
                                                                           ------------         ------------         ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..........................           20,096               30,502               19,968

NET ASSETS
 Beginning of period .................................................           50,855               20,353                  385
                                                                           ------------         ------------         ------------
 End of period (including accumulated distributions in excess of net investment income of $6 at December 31, 1999 and
   undistributed net investment income of $745
   at December 31, 1998) .............................................     $     70,951         $     50,855         $     20,353
                                                                           ============         ============         ============


See accompanying notes which are an integral part of the financial statements.

35 Moderate Strategy Fund

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          2000*      1999**
                                                       ---------    --------

NET ASSET VALUE, BEGINNING OF PERIOD ..............    $   10.46    $  10.15
                                                       ---------    --------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .....................          .24         .32
 Net realized and unrealized gain (loss) ..........         (.02)        .48
                                                       ---------    --------

   Total income from operations ...................          .22         .80
                                                       ---------    --------

DISTRIBUTIONS
 From net investment income .......................         (.28)       (.40)
 From net realized gain ...........................         (.20)       (.09)
                                                       ---------    --------

   Total distributions ............................         (.48)       (.49)
                                                       ---------    --------

NET ASSET VALUE, END OF PERIOD ....................    $   10.20    $  10.46
                                                       =========    ========

TOTAL RETURN (%)(c) ...............................         2.20        8.03

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .........       10,392       4,139

 Ratios to average net assets (%):
   Operating expenses, net (d) ....................         1.00        1.00
   Operating expenses, gross (d) ..................         1.25        1.25
   Net investment income (c) ......................         2.30        3.35

 Portfolio turnover rate (%) ......................        39.55      120.04

*   For the ten months ended October 31, 2000.
**  For the period February 11, 1999 (commencement of sale) to December 31,
    1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

                                                       Moderate Strategy Fund 36

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        YEARS ENDED DECEMBER 31,
                                                                        ------------------------
                                                           2000*           1999          1998**
                                                         ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...............     $   10.49      $   10.15      $   10.18
                                                         ---------      ---------      ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ......................           .28            .33            .26
 Net realized and unrealized gain (loss) ...........          (.02)           .50            .09
                                                         ---------      ---------      ---------

   Total income from operations ....................           .26            .83            .35
                                                         ---------      ---------      ---------

DISTRIBUTIONS
 From net investment income ........................          (.31)          (.40)          (.37)
 From net realized gain ............................          (.20)          (.09)          (.01)
                                                         ---------      ---------      ---------

   Total distributions .............................          (.51)          (.49)          (.38)
                                                         ---------      ---------      ---------

NET ASSET VALUE, END OF PERIOD .....................     $   10.24      $   10.49      $   10.15
                                                         =========      =========      =========

TOTAL RETURN (%)(c) ................................          2.65           8.40           3.57

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ..........         3,157          1,367          1,780

 Ratios to average net assets (%):
   Operating expenses, net (d) .....................           .50            .50            .50
   Operating expenses, gross (d) ...................           .75            .75           1.01
   Net investment income (c) .......................          2.66           3.28           2.65

 Portfolio turnover rate (%) .......................         39.55         120.04          175.58

*   For the ten months ended October 31, 2000.
**  For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

37 Moderate Strategy Fund

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              YEARS ENDED DECEMBER 31,
                                                                      ---------------------------------------
                                                          2000*          1999           1998          1997**
                                                       ----------     ----------     ----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $    10.46     $    10.15     $     9.61     $   10.00
                                                       ----------     ----------     ----------     ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .....................           .28            .40            .39           .07
 Net realized and unrealized gain (loss)*** .......            --            .46            .57          (.08)
                                                       ----------     ----------     ----------     ---------

   Total income from operations ...................           .28            .86            .96          (.01)
                                                       ----------     ----------     ----------     ---------

DISTRIBUTIONS
 From net investment income .......................          (.34)          (.46)          (.41)         (.14)
 From net realized gain ...........................          (.20)          (.09)          (.01)         (.24)
                                                       ----------     ----------     ----------     ---------

   Total distributions ............................          (.54)          (.55)          (.42)         (.38)
                                                       ----------     ----------     ----------     ---------

NET ASSET VALUE, END OF PERIOD ....................    $    10.20     $    10.46     $    10.15     $    9.61
                                                       ==========     ==========     ==========     =========

TOTAL RETURN (%)(c) ...............................          2.81           8.65          10.19          (.06)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .........        49,818         45,350         18,573           385

 Ratios to average net assets (%):
   Operating expenses, net (d) ....................           .25            .25            .25           .25
   Operating expenses, gross (d)(e)  ..............           .50            .50            .94            --
   Net investment income (c) ......................          2.77           3.87           3.71          1.01

 Portfolio turnover rate (%) ......................         39.55         120.04         175.58          9.66


*   For the ten months ended October 31, 2000.
** For the period October 2, 1997 (commencement of operations) to December 31, 1997.
*** Less than $.01 per share for the period ended October 31, 2000.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.
(e) The ratio for the period ended December 31, 1997 is not meaningful due to the Class's short period of operation.

                                                       Moderate Strategy Fund 38

MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                       2000*
                                                                     ---------

NET ASSET VALUE, BEGINNING OF PERIOD .............................   $   10.27
                                                                     ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ....................................         .29
 Net realized and unrealized gain (loss) .........................         .19
                                                                     ---------

   Total income from operations ..................................         .48
                                                                     ---------

DISTRIBUTIONS
 From net investment income ......................................        (.34)
 From net realized gain ..........................................        (.20)
                                                                     ---------

   Total distributions ...........................................        (.54)
                                                                     ---------

NET ASSET VALUE, END OF PERIOD ...................................   $   10.21
                                                                     =========

TOTAL RETURN (%)(c) ..............................................        4.09

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ........................       7,584

 Ratios to average net assets (%):
   Operating expenses, net (d) ...................................         .00
   Operating expenses, gross (d) .................................         .25
   Net investment income (c) .....................................        3.12

 Portfolio turnover rate (%) .....................................       39.55

*   For the period February 1, 2000 (commencement of sale) to October 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Not annualized.
(d) Annualized.

39  Moderate Strategy Fund

CONSERVATIVE STRATEGY FUND

STATEMENT OF NET ASSETS


                                                                October 31, 2000

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                       --------        --------
INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 16.6%
Diversified Equity Fund                                  20,691           1,046
Quantitative Equity Fund                                 29,115           1,289
Real Estate Securities Fund                              39,573           1,038
                                                                       --------
                                                                          3,373
                                                                       --------

INTERNATIONAL EQUITIES - 6.0%
Emerging Markets Fund                                    20,725             192
International Securities Fund                            16,332           1,037
                                                                       --------
                                                                          1,229
                                                                       --------

BONDS - 78.6%
Diversified Bond Fund                                   165,485           3,692
Short Term Bond Fund                                    676,406          12,324
                                                                       --------
                                                                         16,016
                                                                       --------

TOTAL INVESTMENTS - 101.2%
(identified cost $20,375)                                                20,618
                                                                       --------

OTHER ASSETS AND LIABILITIES
Other assets                                                                 44
Liabilities                                                                (281)
                                                                       --------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - (1.2%)                                                               (237)
                                                                       --------


NET ASSETS - 100.0%                                                      20,381
                                                                       ========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                       (302)
Unrealized appreciation (depreciation)
 on investments                                                             243
Shares of beneficial interest                                                20
Additional paid-in capital                                               20,420
                                                                       --------


NET ASSETS                                                               20,381
                                                                       ========

NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($2,499,846 divided by 245,698
   shares of $.01 par value shares of
   beneficial interest outstanding)                                    $  10.17
 Class D ($1,161,688 divided by 113,732                                ========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                    $  10.21
 Class E ($14,075,990 divided by 1,381,519                             ========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                    $  10.19
 Class S ($2,643,441 divided by 258,816                                ========
   shares of $.01 par value shares of
   beneficial interest outstanding)                                    $  10.21
                                                                       ========

  See accompanying notes which are an integral part of the financial statements.

                                                   Conservative Strategy Fund 40

CONSERVATIVE STRATEGY FUND

STATEMENT OF OPERATIONS

Amounts in thousands

                                                                                   TEN MONTHS ENDED          YEAR ENDED
                                                                                   OCTOBER 31, 2000       DECEMBER 31, 1999
                                                                                   ---------------        -----------------
INVESTMENT INCOME
 Income distributions from Underlying Funds ......................................      $ 668                    $ 724
                                                                                        -----                    -----

EXPENSES
 Advisory fees ...................................................................         30                       29
 Administrative fees .............................................................          8                        7
 Distribution fees - Class C .....................................................         13                        3
 Distribution fees - Class D .....................................................          2                        2
 Shareholder servicing fees - Class C ............................................          4                        1
 Shareholder servicing fees - Class D ............................................          2                        2
 Shareholder servicing fees - Class E ............................................         29                       34
                                                                                        -----                    -----

 Expenses before reductions ......................................................         88                       78
 Expense reductions ..............................................................        (38)                     (36)
                                                                                        -----                    -----

   Expenses, net .................................................................         50                       42
                                                                                        -----                    -----

Net investment income ............................................................        618                      682
                                                                                        -----                    -----

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .....................................................................       (216)                     (50)
 Capital gain distributions from Underlying Funds ................................         77                      286
                                                                                        -----                    -----
                                                                                         (139)                     236
                                                                                        -----                    -----

Net change in unrealized appreciation (depreciation) on investments ..............        258                      (77)
                                                                                        -----                    -----

Net realized and unrealized gain (loss) ..........................................        119                      159
                                                                                        -----                    -----

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............................      $ 737                    $ 841
                                                                                        =====                    =====

See accompanying notes which are an integral part of the financial statements.

41 Conservative Strategy Fund

CONSERVATIVE STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                                        TEN MONTHS ENDED       YEAR ENDED           YEAR ENDED
                                                                        OCTOBER 31, 2000    DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                        ----------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ...........................................          $    618              $    682              $    112
 Net realized gain (loss) ........................................              (139)                  236                    10
 Net change in unrealized
 appreciation (depreciation) .....................................               258                   (77)                   62
                                                                            --------              --------              --------

   Net increase (decrease) in net assets from operations .........               737                   841                   184
                                                                            --------              --------              --------

DISTRIBUTIONS
 From net investment income
   Class C .......................................................               (67)                  (49)                   --
   Class D .......................................................               (30)                  (54)                  (18)
   Class E .......................................................              (519)                 (864)                 (104)
   Class S .......................................................               (52)                   --                    --
 From net realized gain
   Class C .......................................................                --                    (4)                   --
   Class D .......................................................                --                    (4)                   --
   Class E .......................................................                --                   (62)                   (1)
                                                                            --------              --------              --------

     Net decrease in net assets from distributions ...............              (668)               (1,037)                 (123)
                                                                            --------              --------              --------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ...               739                14,740                 4,945
                                                                            --------              --------              --------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ......................               808                14,544                 5,006

NET ASSETS
 Beginning of period .............................................            19,573                 5,029                    23
                                                                            --------              --------              --------
 End of period (including undistributed net investment income of
   $74 at December 31, 1998) .....................................          $ 20,381              $ 19,573              $  5,029
                                                                            ========              ========              ========

  See accompanying notes which are an integral part of the financial statements.

                                                   Conservative Strategy Fund 42

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             2000*     1999**
                                                            -------   -------

NET ASSET VALUE, BEGINNING OF PERIOD ................       $ 10.12   $ 10.26
                                                            -------   -------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .......................           .31       .43
 Net realized and unrealized gain (loss) ............           .07       .04
                                                            -------   -------

   Total income from operations .....................           .38       .47
                                                            -------   -------

DISTRIBUTIONS
 From net investment income .........................          (.33)     (.56)
 From net realized gain .............................            --      (.05)
                                                            -------   -------

   Total distributions ..............................          (.33)     (.61)
                                                            -------   -------

NET ASSET VALUE, END OF PERIOD ......................       $ 10.17   $ 10.12
                                                            =======   =======

TOTAL RETURN (%)(c) .................................          3.76      4.67

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ...........         2,500     1,697

 Ratios to average net assets (%):
   Operating expenses, net (d) ......................          1.00      1.00
   Operating expenses, gross (d) ....................          1.25      1.25
   Net investment income (c) ........................          3.04      4.77

 Portfolio turnover rate (%) ........................         53.89    125.01

*   For the ten months ended October 31, 2000.
**  For the period February 11, 1999 (commencement of sale) to December 31,
    1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.



43 Conservative Strategy Fund

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS D

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                  2000*      1999      1998**
                                                 --------   -------   --------

NET ASSET VALUE, BEGINNING OF PERIOD .......    $  10.16   $  10.25   $  10.20
                                                --------   --------   --------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ..............         .33        .44        .32
 Net realized and unrealized gain (loss) ...         .09        .08        .06
                                                --------   --------   --------

   Total income from operations ............         .42        .52        .38
                                                --------   --------   --------

DISTRIBUTIONS
 From net investment income ................        (.37)      (.56)      (.33)
 From net realized gain ....................          --       (.05)        --
                                                --------   --------   --------

   Total distributions .....................        (.37)      (.61)      (.33)
                                                --------   --------   --------

NET ASSET VALUE, END OF PERIOD .............    $  10.21   $  10.16   $  10.25
                                                ========   ========   ========

TOTAL RETURN (%)(c) ........................        4.20       5.18       3.77

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ..       1,162      1,001        618

 Ratios to average net assets (%):
   Operating expenses, net (d) .............         .50        .50        .50
   Operating expenses, gross (d) ...........         .75        .75       1.73
   Net investment income (c) ...............        3.27       4.24       3.09

 Portfolio turnover rate (%) ...............       53.89     125.01     169.79

*   For the ten months ended October 31, 2000.
**  For the period March 24, 1998 (commencement of sale) to December 31, 1998.
(a) Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c) Periods less than one year are not annualized.
(d) The ratios for periods less than one year are annualized.

                                                   Conservative Strategy Fund 44

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS E

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     YEARS ENDED DECEMBER 31,
                                                                ---------------------------------
                                                     2000*        1999         1998       1997**
                                                   --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD .........     $  10.14     $  10.24     $   9.88     $ 10.00
                                                   --------     --------     --------     -------

INCOME FROM OPERATIONS
 Net investment income (a)(b) ................          .34          .49          .46         .07
 Net realized and unrealized gain (loss)                .10          .06          .29         .07
                                                   --------     --------     --------     -------

   Total income from operations ..............          .44          .55          .75         .14
                                                   --------     --------     --------     -------

DISTRIBUTIONS
 From net investment income ..................         (.39)        (.60)        (.39)       (.10)
 From net realized gain ......................           --         (.05)          --        (.16)
                                                   --------     --------     --------     -------

   Total distributions .......................         (.39)        (.65)        (.39)       (.26)
                                                   --------     --------     --------     -------

NET ASSET VALUE, END OF PERIOD ...............     $  10.19     $  10.14     $  10.24     $  9.88
                                                   ========     ========     ========     =======

TOTAL RETURN (%)(c) ..........................         4.44         5.54         7.70        1.36

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) ....       14,076       16,875        4,411          23

 Ratios to average net assets (%):
   Operating expenses, net (d) ...............          .25          .25          .25         .25
   Operating expenses, gross (d)(e)  .........          .50          .50         2.50          --
   Net investment income (c) .................         3.40         4.76         4.41         .67

 Portfolio turnover rate (%) .................        53.89       125.01       169.79        0.00

*    For the ten months ended October 31, 2000.
** For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) For periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Periods less than one year are not annualized.
(d)  The ratios for periods less than one year are annualized.
(e) The ratio for the period ended December 31, 1997 is not meaningful due to the Class's short period of operation.

45 Conservative Strategy Fund

CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                       --------

NET ASSET VALUE, BEGINNING OF PERIOD ..............................    $  10.09
                                                                       --------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .....................................         .37
 Net realized and unrealized gain (loss) ..........................         .14
                                                                       --------

   Total income from operations ...................................         .51
                                                                       --------

DISTRIBUTIONS
 From net investment income .......................................        (.39)
                                                                       --------

   Total distributions ............................................        (.39)
                                                                       --------

NET ASSET VALUE, END OF PERIOD ....................................    $  10.21
                                                                       ========

TOTAL RETURN (%)(c) ...............................................        5.17

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .........................       2,643

 Ratios to average net assets (%):
   Operating Expenses, net (d) ....................................         .00
   Operating Expenses, gross (d) ..................................         .25
   Net investment income (c) ......................................        3.71

 Portfolio turnover rate (%) ......................................       53.89

*    For period February 14, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Not annualized.
(d)  Annualized.

                                                   Conservative Strategy Fund 46

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

1.   ORGANIZATION

     Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 29 different investment portfolios, referred to as "Funds." These financial statements report on five LifePoints/(R)/ Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

     The Investment Company's Board of Trustees approved a change in the Funds' fiscal year-end from December 31 to October 31. As a result, this financial report reflects the ten-month period commencing on January 1, 2000 through October 31, 2000.

     Each of the LifePoints Funds allocates its assets by investing in a combination of Class S shares of the Investment Company's portfolios (the "Underlying Funds"). Each of the LifePoints Funds will adjust its investments within set limits based on Frank Russell Investment Management Company's ("FRIMCo" or "Advisor") outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Fund will generally vary within 10% of the percentages specified below:

                                                                    ASSET ALLOCATION RANGES
                                            ----------------------------------------------------------------------
                                                EQUITY
                                              AGGRESSIVE    AGGRESSIVE     BALANCED      MODERATE    CONSERVATIVE
                                               STRATEGY      STRATEGY      STRATEGY      STRATEGY      STRATEGY
       ASSET CLASS/UNDERLYING FUNDS              FUND          FUND          FUND          FUND          FUND
 -----------------------------------------  ------------- -------------  -----------   ------------ --------------
     Equities
      US Equities
        Diversified Equity                        30%           21%           16%           11%            5%
        Special Growth                            10            11             5             2            --
        Quantitative Equity                       30            21            16            11             6
        Real Estate Equity                         5             5             5             5             5

      International Equities
        International Securities                  20            19            14             9             5
        Emerging Markets                           5             5             3             2             1
     Bonds
        Diversified Bond                          --            --            25            27            18
        Short-Term Bond                           --            --            --            33            60
        Multistrategy Bond                        --            18            16            --            --


     OBJECTIVES OF THE UNDERLYING FUNDS:
     DIVERSIFIED EQUITY FUND: To provide income and capital growth by investing principally in equity securities.

     SPECIAL GROWTH FUND: To maximize total return primarily through capital appreciation and assuming a higher level of volatility than the Diversified Equity Fund.

     QUANTITATIVE EQUITY FUND: To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000/(R)/ Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

     REAL ESTATE SECURITIES FUND: To generate a high level of total return through above average current income while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

     INTERNATIONAL SECURITIES FUND: To provide favorable total return and additional diversification for US investors by investing primarily in equity securities of non-US companies.

47 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

     EMERGING MARKETS FUND: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios by investing primarily in equity securities.

     DIVERSIFIED BOND FUND: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

     MULTISTRATEGY BOND FUND: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

     SHORT TERM BOND FUND: The preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

     Financial statements of the Underlying Funds can be obtained by calling the Office of Shareholder Inquiries at (800) RUSSEL4, (800) 787-7354.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

     SECURITY VALUATION: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of 4:00 p.m. or the close of regular trading on the New York Stock Exchange, if earlier. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

     INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost.

     INVESTMENT INCOME: Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

     At October 31, 2000, the Conservative Strategy Fund had a net tax basis capital loss carryforward in the amount of $34,693, expiring on October 31, 2008, which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

     The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000 were as follows:

                                                                                                                     NET
                                                                       GROSS                 GROSS                UNREALIZED
                                              FEDERAL TAX            UNREALIZED            UNREALIZED            APPRECIATION
                                                  COST              APPRECIATION         (DEPRECIATION)         (DEPRECIATION)
                                             --------------        --------------       ----------------       ----------------
     Equity Aggressive Strategy               $261,384,666          $ 10,799,596          $   (933,222)          $  9,866,374
     Aggressive Strategy                       305,699,668             5,870,807            (5,135,116)               735,691
     Balanced Strategy                         427,483,785             9,178,477            (4,914,621)             4,263,856
     Moderate Strategy                          70,507,945               707,805              (378,983)               328,822
     Conservative Strategy                      20,641,609               316,934              (341,045)               (24,111)


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

                                                Notes to Financial Statements 48

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

     The following reclassifications have been made to reflect activity for the ten months ended October 31, 2000:

                                      UNDISTRIBUTED NET          ACCUMULATED NET                ADDITIONAL
                                      INVESTMENT INCOME        REALIZED GAIN (LOSS)           PAID-IN CAPITAL
                                     --------------------     ----------------------         -----------------
     Equity Aggressive Strategy           $ 2,912,297              $(2,911,278)                 $    (1,019)
     Aggressive Strategy                    2,840,410               (2,840,368)                         (42)
     Balanced Strategy                      3,058,735               (3,058,735)                          --
     Moderate Strategy                        288,146                 (288,146)                          --
     Conservative Strategy                     49,323                  (43,860)                      (5,463)

     EXPENSES: Expenses, other than Class specific expenses, are allocated to each Class of shares based upon their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

3.   INVESTMENT TRANSACTIONS

     SECURITIES: During the ten months ended October 31, 2000 and the year ended December 31, 1999, purchases and sales of the Underlying Funds (excluding Money Market Fund investments) were as follows:

                                             OCTOBER 31, 2000                                                 DECEMBER 31, 1999
                                        ---------------------------                                     ---------------------------
                                         PURCHASES         SALES                                          PURCHASES        SALES
                                        ------------- -------------                                     ------------- -------------
     Equity Aggressive Strategy         $205,833,401   $142,927,847   Equity Aggressive Strategy        $229,597,401   $123,058,841
     Aggressive Strategy                 222,729,329    107,330,212   Aggressive Strategy                216,509,670     89,465,822
     Balanced Strategy                   220,562,288    123,489,662   Balanced Strategy                  338,927,326    166,926,974
     Moderate Strategy                    44,164,327     23,992,968   Moderate Strategy                   75,665,677     45,245,259
     Conservative Strategy                10,674,883      9,944,145   Conservative Strategy               32,802,993     17,819,252

4.   RELATED PARTIES

     ADVISOR AND ADMINISTRATOR: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company.

     The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund. As of October 31, 2000, approximately $6,565,000 of the Money Market Fund's net assets represents investments by these Funds and $730,596,000 represents the investments of other affiliated Funds not presented herein.

     The Funds are charged an advisory fee equal to 0.20% of average daily net assets and an administrative fee equal to 0.05% of average daily net assets. For the ten months ended October 31, 2000 and year ended December 31, 1999, the Advisor contractually agreed to waive both the advisory fee and the administrative fee.

     No LifePoints Fund will bear any operating expenses. Operating expenses include those expenses arising from accounting, custody, auditing, legal and transfer agent services. They do not include expenses attributable to advisory and administrative fees (which are currently waived by FRIMCo), any Rule 12b-1 distribution fee, any shareholder service fees, or any nonrecurring extraordinary expenses. A LifePoints Fund's operating expenses are borne either by the Underlying Funds in which the LifePoints Fund invests or by FRIMCo. This arrangement is governed by Special Servicing Agreements among each of the affected Funds and FRIMCo. Those agreements are entered into on a yearly basis and must be re-approved annually by the Investment Company's Board of Trustees.


     TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. The Underlying Funds have borne this expense.

49 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of FRIMCo, serves as distributor for all Investment Company portfolio shares, including Class E, Class D, and Class C shares of the Funds.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class D and Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund's Class D shares or 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

     In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E, Class D, and Class C shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class E, Class D, and Class C shares on an annual basis.

     ACCRUED SHAREHOLDER SERVICING AND DISTRIBUTION FEES PAYABLE TO AFFILIATES AS OF OCTOBER 31, 2000 WERE AS FOLLOWS:

     Equity Aggressive
     Strategy                   $ 81,102
     Aggressive Strategy         102,586
     Balanced Strategy           137,588
     Moderate Strategy            20,531
     Conservative Strategy         5,563
                               ---------
                                $347,370
                               =========

     BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $55,000 per year plus out-of-pocket expenses. Total Trustee expenses for the ten months ended October 31, 2000 and the year ended December 31, 1999 were paid for by the Underlying Funds or FRIMCo under the aforementioned Special Servicing Agreements.

                                                Notes to Financial Statements 50

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

5.   FUND SHARE TRANSACTIONS

     Share transactions for the ten months ended October 31, 2000 and the years ended December 31, 1999 and December 31, 1998, respectively, were as follows:

                                                                SHARES                                  DOLLARS (000)
                                             ------------------------------------------   -----------------------------------------
                                                  2000           1999          1998            2000            1999          1998
EQUITY AGGRESSIVE STRATEGY                   ------------   ------------   ------------   ------------   ------------   -----------
CLASS C (a)
Proceeds from shares sold                       2,938,389      1,544,511             --    $    31,457    $    16,146            --
Proceeds from reinvestment of distributions       145,885         29,855             --          1,489            326            --
Payments for shares redeemed                     (278,373)      (180,588)            --         (2,909)        (1,868)           --
                                             ------------    -----------    -----------    -----------    -----------   -----------
Net increase (decrease)                         2,805,901      1,393,778             --         30,037         14,604            --
                                             ------------    -----------    -----------    -----------    -----------   -----------
CLASS D (b)
Proceeds from shares sold                       1,342,216        340,578        502,893         14,116          3,495         4,784
Proceeds from reinvestment of distributions        25,154         15,864          3,888            259            163            37
Payments for shares redeemed                     (474,474)      (531,958)        (4,767)        (5,081)        (5,425)          (46)
                                             ------------    -----------    -----------    -----------    -----------   -----------
Net increase (decrease)                           892,896       (175,516)       502,014          9,294         (1,767)        4,775
                                             ------------    -----------    -----------    -----------    -----------   -----------
CLASS E
Proceeds from shares sold                       7,093,887     10,976,153      9,545,046         75,655        111,250        86,677
Proceeds from reinvestment of distributions     1,231,740        735,158        150,876         12,601          7,740         1,443
Payments for shares redeemed                   (7,550,131)    (3,307,666)      (702,666)       (81,962)       (34,268)       (6,451)
                                             ------------    -----------    -----------    -----------    -----------   -----------
Net increase (decrease)                           775,496      8,403,645      8,993,256          6,294         84,722        81,669
                                             ------------    -----------    -----------    -----------    -----------   -----------
CLASS S (c)
Proceeds from shares sold                       3,222,212             --             --         34,527             --            --
Proceeds from reinvestment of distributions        13,451             --             --            140             --            --
Payments for shares redeemed                     (766,030)            --             --         (8,136)            --            --
                                             ------------    -----------    -----------    -----------    -----------   -----------
Net increase (decrease)                         2,469,633             --             --         26,531             --            --
                                             ------------    -----------    -----------    -----------    -----------   -----------
Total increase (decrease)                       6,943,926      9,621,907      9,495,270    $    72,156    $    97,559   $    86,444
                                             ============    ===========    ===========    ===========    ===========   ===========

(a) Fund share transactions are for the period February 11, 1999 (commencement of sales) to December 31, 1999.

(b) Fund share transactions are for the period March 24, 1998 (commencement of sales) to December 31, 1998.

(c) Fund share transactions are for the period January 31, 2000 (commencement of sales) to October 31, 2000.



51 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

                                                                SHARES                                  DOLLARS (000)
                                             -----------------------------------------  -------------------------------------------
                                                  2000           1999          1998          2000            1999          1998
AGGRESSIVE STRATEGY                          -------------  ------------  ------------  ------------    ------------    -----------
 CLASS C (a)
 Proceeds from shares sold                       4,063,594     2,762,515            --   $    43,470     $    28,710    $        --
 Proceeds from reinvestment of distributions       202,491        47,843            --         2,105             514             --
 Payments for shares redeemed                     (396,917)     (175,820)           --        (4,201)         (1,831)            --
                                             -------------   -----------    ----------   -----------     -----------    -----------
 Net increase (decrease)                         3,869,168     2,634,538            --        41,374          27,393             --
                                             -------------   -----------    ----------   -----------     -----------    -----------
 CLASS D (b)
 Proceeds from shares sold                       1,008,295       506,069       450,907        10,633           5,174          4,314
 Proceeds from reinvestment of distributions        35,198        18,899         5,923           369             196             57
 Payments for shares redeemed                     (374,713)     (347,272)      (90,064)       (3,974)         (3,547)          (786)
                                             -------------   -----------    ----------   -----------     -----------    -----------
 Net increase (decrease)                           668,780       177,696       366,766         7,028           1,823          3,585
                                             -------------   -----------    ----------   -----------     -----------    -----------
 CLASS E
 Proceeds from shares sold                       7,317,758    10,507,851     6,093,738        78,132         107,829         58,658
 Proceeds from reinvestment of distributions       988,247       546,129        99,583        10,303           5,706            955
 Payments for shares redeemed                   (4,683,867)   (2,297,816)     (517,340)      (49,917)        (23,659)        (4,852)
                                             -------------   -----------    ----------   -----------     -----------    -----------
 Net increase (decrease)                         3,622,138     8,756,164     5,675,981        38,518          89,876         54,761
                                             -------------   -----------    ----------   -----------     -----------    -----------
 CLASS S (c)
 Proceeds from shares sold                       3,855,731            --            --        41,443              --             --
 Proceeds from reinvestment of distributions        26,706            --            --           282              --             --
 Payments for shares redeemed                     (465,284)           --            --        (4,988)             --             --
                                             -------------   -----------    ----------   -----------     -----------    -----------
 Net increase (decrease)                         3,417,153            --            --        36,737              --             --
                                             -------------   -----------    ----------   -----------     -----------    -----------
 Total increase (decrease)                      11,577,239    11,568,398     6,042,747   $   123,657     $   119,092    $    58,346
                                             =============   ===========    ==========   ===========     ===========    ===========

 (a) Fund share transactions are for the period January 29, 1999 (commencement of sales) to December 31, 1999.

 (b) Fund share transactions are for the period March 24, 1998 (commencement of sales) to December 31, 1998.

 (c) Fund share transactions are for the period February 1, 2000 (commencement of sales) to October 31, 2000.



                                                Notes to Financial Statements 52

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


                                                                SHARES                                   DOLLARS (000)
                                              ------------------------------------------ ------------------------------------------
                                                  2000           1999           1998          2000          1999           1998
BALANCED STRATEGY                             -----------    -----------    ------------  -----------    -----------    -----------
CLASS C (a)
Proceeds from shares sold                       4,684,787      3,746,798              --  $    48,662    $    38,468    $        --
Proceeds from reinvestment of distributions       268,530         74,392              --        2,739            775             --
Payments for shares redeemed                     (661,993)      (153,460)             --       (6,891)        (1,579)            --
                                              -----------    -----------    ------------  -----------    -----------    -----------
Net increase (decrease)                         4,291,324      3,667,730              --       44,510         37,664             --
                                              -----------    -----------    ------------  -----------    -----------    -----------
CLASS D (b)
Proceeds from shares sold                       2,122,846        744,198         504,049       22,233          7,761          4,926
Proceeds from reinvestment of distributions        51,337         27,083           8,519          525            280             85
Payments for shares redeemed                   (1,329,990)      (417,501)        (23,373)     (13,954)        (4,290)          (221)
                                              -----------    -----------    ------------  -----------    -----------    -----------
Net increase (decrease)                           844,193        353,780         489,195        8,804          3,751          4,790
                                              -----------    -----------    ------------  -----------    -----------    -----------
CLASS E
Proceeds from shares sold                       7,815,526     15,883,305      17,549,534       81,332        162,202        172,156
Proceeds from reinvestment of distributions     1,694,296      1,237,575         523,953       17,295         12,727          5,173
Payments for shares redeemed                   (8,022,285)    (5,535,963)     (2,524,583)     (83,336)       (57,343)       (24,861)
                                              -----------    -----------    ------------  -----------    -----------    -----------
Net increase (decrease)                         1,487,537     11,584,917      15,548,904       15,291        117,586        152,468
                                              -----------    -----------    ------------  -----------    -----------    -----------
CLASS S (c)
Proceeds from shares sold                       3,764,341             --              --       39,340             --             --
Proceeds from reinvestment of distributions        40,325             --              --          417             --             --
Payments for shares redeemed                     (205,786)            --              --       (2,161)            --             --
                                              -----------    -----------    ------------  -----------    -----------    -----------
Net increase (decrease)                         3,598,880             --              --       37,596             --             --
                                              -----------    -----------    ------------  -----------    -----------    -----------
Total increase (decrease)                      10,221,934     15,606,427      16,038,099  $   106,201    $   159,001    $   157,258
                                              ===========    ===========    ============  ===========    ===========    ===========

(a) Fund share transactions are for the period January 29, 1999 (commencement of sales) to December 31, 1999.

(b) Fund share transactions for the period March 24, 1998 (commencement of sales) to December 31, 1998.

(c) Fund share transactions are for the period January 31, 2000 (commencement of sales) to October 31, 2000.



53 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000


                                                               SHARES                                DOLLARS (000)
                                              --------------------------------------    --------------------------------------
                                                  2000         1999           1998         2000           1999         1998
MODERATE STRATEGY                             ----------    ----------    ----------    ----------    ----------    ----------
CLASS C (a)
Proceeds from shares sold                        688,098       442,297            --    $    7,073    $    4,516    $       --
Proceeds from reinvestment of distributions       30,869         9,292            --           314            95            --
Payments for shares redeemed                     (95,477)      (55,873)           --          (985)         (576)           --
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                          623,490       395,716            --         6,402         4,035            --
                                              ----------    ----------    ----------    ----------    ----------    ----------
CLASS D (b)
Proceeds from shares sold                        265,608       208,042       195,126         2,739         2,111         1,929
Proceeds from reinvestment of distributions        9,431         7,349         4,649            97            75            46
Payments for shares redeemed                     (96,968)     (260,416)      (24,489)       (1,005)       (2,647)         (243)
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                          178,071       (45,025)      175,286         1,831          (461)        1,732
                                              ----------    ----------    ----------    ----------    ----------    ----------
CLASS E
Proceeds from shares sold                      1,621,064     3,290,795     2,231,041        16,649        33,625        22,075
Proceeds from reinvestment of distributions      238,416       189,865        44,242         2,422         1,938           439
Payments for shares redeemed                  (1,310,485)     (973,411)     (485,375)      (13,489)       (9,947)       (4,821)
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                          548,995     2,507,249     1,789,908         5,582        25,616        17,693
                                              ----------    ----------    ----------    ----------    ----------    ----------
CLASS S (c)
Proceeds from shares sold                        807,091            --            --         8,339            --            --
Proceeds from reinvestment of distributions       10,512            --            --           107            --            --
Payments for shares redeemed                     (74,893)           --            --          (766)           --            --
                                              ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                          742,710            --            --         7,680            --            --
                                              ----------    ----------    ----------    ----------    ----------    ----------
Total increase (decrease)                      2,093,266     2,857,940     1,965,194    $   21,495    $   29,190    $   19,425
                                              ==========    ==========    ==========    ==========    ==========    ==========

(a) Fund share transactions are for the period February 11, 1999 (commencement of sales) to December 31, 1999.

(b) Fund share transactions are for the period March 24, 1998 (commencement of sales) to December 31, 1998.

(c) Fund share transactions are for the period February 1, 2000 (commencement of sales) to October 31, 2000.

                                                Notes to Financial Statements 54

FRANK RUSSELL INVESTMENT COMPANY LIFEPOINTS/(R)/ FUNDS

October 31, 2000

                                                              SHARES                                  DOLLARS (000)
                                               -------------------------------------    --------------------------------------
                                                  2000         1999          1998          2000          1999          1998
CONSERVATIVE STRATEGY                          ---------    ----------    ----------    ----------    ----------    ----------
CLASS C (a)
Proceeds from shares sold                        108,375       169,843            --    $    1,106    $    1,729    $       --
Proceeds from reinvestment of distributions        5,651         4,421            --            58            44            --
Payments for shares redeemed                     (36,025)       (6,567)           --          (367)          (67)           --
                                               ---------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                           78,001       167,697            --           797         1,706            --
                                               ---------    ----------    ----------    ----------    ----------    ----------
CLASS D (b)
Proceeds from shares sold                         59,777       114,508        71,083           610         1,172           722
Proceeds from reinvestment of distributions        2,945         5,689         1,849            30            58            19
Payments for shares redeemed                     (47,494)      (81,941)      (12,685)         (482)         (834)         (128)
                                               ---------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                           15,228        38,256        60,247           158           396           613
                                               ---------    ----------    ----------    ----------    ----------    ----------
CLASS E
Proceeds from shares sold                        630,262     1,647,322       511,083         6,421        16,886         5,169
Proceeds from reinvestment of distributions       51,001        90,532         9,863           517           916            99
Payments for shares redeemed                    (964,131)     (504,166)      (92,535)       (9,799)       (5,164)         (936)
                                               ---------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                         (282,868)    1,233,688       428,411        (2,861)       12,638         4,332
                                               ---------    ----------    ----------    ----------    ----------    ----------
CLASS S (c)
Proceeds from shares sold                        264,473            --            --         2,702            --            --
Proceeds from reinvestment of distributions        5,066            --            --            52            --            --
Payments for shares redeemed                     (10,723)           --            --          (109)           --            --
                                               ---------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease)                          258,816            --            --         2,645            --            --
                                               ---------    ----------    ----------    ----------    ----------    ----------
Total increase (decrease)                         69,177     1,439,641       488,658    $      739    $   14,740    $    4,945
                                               =========    ==========    ==========    ==========    ==========    ==========

(a) Fund share transactions are for the period February 11, 1999 (commencement of sales) to December 31, 1999.

(b) Fund share transactions are for the period March 24, 1998 (commencement of sales) to December 31, 1998.

(c) Fund share transactions are for the period February 14, 2000 (commencement of sales) to October 31, 2000.

6.   LINE OF CREDIT

     The Investment Company and several affiliated Funds (the "Participants") share in a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .10% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually (Federal Fund Rate plus 1.75% prior to and including February 27, 2000), is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 10 percent of the value of their net assets under the agreement. The agreement will expire December 30, 2000. The Investment Company did not have any drawdowns during the ten months ended October 31, 2000 and the year ended December 31, 1999.


55 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

7.   BENEFICIAL INTEREST

     As of October 31, 2000, the following Funds have one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund or Class:

                                             %       %        %        %         %
                                          ------  -------  -------  -------   -------

Equity Aggressive Strategy - Class D       31.9     15.5     15.1     12.8      --
Equity Aggressive Strategy - Class E       25.9     11.5       --       --      --
Aggressive Strategy - Class D              30.1     18.4     16.5     13.4      --
Aggressive Strategy - Class E              10.8     10.3       --       --      --
Aggressive Strategy - Class S              11.0       --       --       --      --
Balanced Strategy - Class D                18.6     14.0       --       --      --
Balanced Strategy - Class E                19.7     11.4       --       --      --
Balanced Strategy - Class S                16.7       --       --       --      --
Moderate Strategy - Class D                33.8     30.9     12.1       --      --
Moderate Strategy - Class E                18.1     12.0     10.3       --      --
Moderate Strategy - Class S                36.6     16.8       --       --      --
Conservative Strategy - Class D            58.2     17.8       --       --      --
Conservative Strategy - Class E            16.4       --       --       --      --
Conservative Strategy - Class S            44.7     14.8     12.4     11.1    10.5

                                                Notes to Financial Statements 56

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Frank Russell Investment Company (in this report comprised of Equity Aggressive Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy (the "Funds")) at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


Seattle, Washington
December 15, 2000




57 Report of Independent Accountants

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS/(R)/ FUNDS

TAX INFORMATION

October 31, 2000 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2000:

                                        TOTAL LONG-TERM
                                         CAPITAL GAINS
                                      -------------------
Equity Aggressive Strategy              $    11,344,313
Aggressive Strategy                           8,048,540
Balanced Strategy                            10,732,794
Moderate Strategy                             1,016,345

                                                              Tax Information 58

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Kristianne Blake
 Lee C. Gingrich
 Eleanor W. Palmer
 Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
 George F. Russell, Jr.

OFFICERS
 Lynn L. Anderson, Chairman of the Board and President
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 1001 Fourth Avenue Plaza
 Suite 4200
 Seattle, WA 98154

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS OF UNDERLYING FUNDS
DIVERSIFIED EQUITY FUND
 Alliance Capital Management L.P., Minneapolis, MN
 Barclays Global Investors, San Francisco, CA
 Equinox Capital Management, LLC, New York, NY
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Marsico Capital Management, LLC, Denver, CO
 Peachtree Asset Management, Atlanta, GA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Strong Capital Management, Inc., Menomonee Falls, WI
 Suffolk Capital Management, Inc., New York,
 Turner Investment Partners, Inc. Berwyn, PA
 Westpeak Investment Advisors, L.P., Boulder, CO

SPECIAL GROWTH FUND
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 GlobeFlex Capital, L.P., San Diego, CA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Sirach Capital Management, Inc., Seattle, WA
 TimesSquare Capital Management, Inc., New York, NY
 Westpeak Investment Advisors, L.P., Boulder, CO

QUANTITATIVE EQUITY FUND
 Barclays Global Investors, San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 J.P. Morgan Investment Management, Inc., New York, NY

INTERNATIONAL SECURITIES FUND
 Delaware International Advisers Ltd., London, England
 Driehaus Capital Management, Inc., Chicago, IL
 Fidelity Management Trust Company, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY
 Marvin & Palmer Associates, Inc., Wilmington, DE
 Mastholm Asset Management, LLC, Bellevue, WA
 Montgomery Asset Management, LLC, San Francisco, CA
 Oechsle International Advisors, LLC, Boston, MA
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA

EMERGING MARKETS FUND
 Foreign & Colonial Emerging Markets Limited, London, England
 Genesis Asset Managers Limited, London, England
 Nicholas Applegate Capital Management, San Diego, CA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Schroder Investment Management North America Limited, New York, NY

REAL ESTATE SECURITIES FUND
 AEW Capital Management, L.P., Boston, MA
 Cohen & Steers Capital Management, Inc., New York, NY
 Security Capital Global Capital Management Group Inc., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

59 Manager, Money Managers and Service Providers

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001


SHORT TERM BOND FUND
 BlackRock Financial Management, Inc., New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, California, Santa Barbara, CA

DIVERSIFIED BOND FUND
 Lincoln Capital Management Company, Chicago, IL
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

MULTISTRATEGY BOND FUND
 Lazard Asset Management, New York, NY
 Miller Anderson & Sherrerd, West Conshohocken, PA
 Pacific Investment Management Company, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA


This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                                Manager, Money Managers and Service Providers 60

[LOGO OF FRANK RUSSELL INVESTMENT COMPANY]


Frank Russell Investment Company
909 A Street
Tacoma, Washington, 98402

253-627-7001
800-787-7354
Fax: 253-591-3495
                                                                36-08-022 (1000)
www.russell.com

------------------------------
TAX-MANAGED GLOBAL EQUITY FUND
------------------------------

                                                FRANK RUSSELL INVESTMENT COMPANY

2000 Annual Report

CLASS C AND S SHARES

TAX-MANAGED GLOBAL EQUITY FUND

OCTOBER 31, 2000

                                      [LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

                      FRANK RUSSELL INVESTMENT COMPANY

                      Frank Russell Investment Company
                      is a "series mutual fund" with 29
                      different investment portfolios.
                      These financial statements report
                      on one Fund, which has distinct
                      investment objectives and
                      strategies.


                      FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY

                      Responsible for overall management
                      and administration of the Funds.


                      FRANK RUSSELL COMPANY

                      Consultant to Frank Russell
                      Investment Management Company.

                        FRANK RUSSELL INVESTMENT COMPANY
                         TAX-MANAGED GLOBAL EQUITY FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 2000




                                TABLE OF CONTENTS

                                                                   Page

          Letter to Our Clients ...........................          2

          Portfolio Management Discussion .................          3

          Statement of Net Assets .........................          5

          Statement of Operations .........................          6

          Statement of Changes in Net Assets ..............          7

          Financial Highlights - Class C ..................          8

          Financial Highlights - Class S ..................          9

          Notes to Financial Statements ...................         10

          Report of Independent Accountants ...............         14

          Manager, Money Managers and Service Providers ...         15




FRANK RUSSELL INVESTMENT COMPANY - TAX-MANAGED FUNDS
Copyright (C) Frank Russell Company 2000. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



We are pleased to present the Frank Russell Investment Company 2000 Annual Report. This report covers information on the Tax-Managed Global Equity Fund and represents our nineteenth year in operation.

We remain committed to providing our clients with superior investment solutions through the benefits of multi-manager, multi-style diversification used in structuring our Funds. The commitment proved worthwhile in 2000, as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company (FRIMCo) continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The advisors are monitored by FRIMCo using the expertise and advice of the Investment Policy and Research group of Frank Russell Company.

Since the close of 1999 we have implemented changes in our Funds' structure which we believe will benefit current and potential investors. Class Y shares of the Institutional Funds were opened for investment, and the LifePoints(R) Funds added Class S shares during 2000. Additionally, the Tax-Managed Global Equity Fund was opened for investment in January 2000, providing a diversified asset-allocated product to compliment the existing tax-managed Russell funds.

Thank you for your continued confidence and investment with Frank Russell Investment Company. We look forward to 2001 and continuing to earn your support.

Sincerely,


/s/ Lynn L. Anderson


Lynn L. Anderson.
Chairman of the Board
Frank Russell Investment Company

TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



OBJECTIVE: Seeks to achieve high long-term capital appreciation on an after-tax basis, while recognizing the possibility of high fluctuations in year-to-year markets.

STRATEGY: The Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the Tax-Managed Global Equity Fund seeks to achieve its investment objectives while minimizing shareholder tax consequences arising from its portfolio management activities.

                                    [GRAPH]

                        GROWTH OF A $10,000 INVESTMENT

                    TAX MANAGED                 TAX MANAGED                            SALOMON SB
DATES         GLOBAL EQUITY - CLASS S    GLOBAL EQUITY COMPOSITE ++   S&P 500++++    BMI EX-US++++++
Inception*              $10,000                  $10,000                $10,000          $10,000
2000                    $ 9,788                  $10,002                $10,333          $ 9,421
                        -------                  -------                -------          -------
Total                   $19,788                  $20,002                $20,333          $19,421
                        =======                  =======                =======          =======
                                      Yearly period ended October 31

TAX-MANAGED GLOBAL EQUITY FUND - CLASS S
 PERIOD ENDED      GROWTH OF          TOTAL
   10/31/00        $10,000           RETURN
------------------ -----------   ---------------
Inception          $ 9,788           (2.12)%


TAX-MANAGED GLOBAL EQUITY FUND - CLASS C
 PERIOD ENDED      GROWTH OF          TOTAL
   10/31/00        $10,000           RETURN
------------------ -----------   ---------------
Inception          $ 9,745           (2.55)%

TAX-MANAGED GLOBAL EQUITY COMPOSITE BENCHMARK
 PERIOD ENDED      GROWTH OF          TOTAL
   10/31/00        $10,000           RETURN
------------------ -----------   ---------------
Inception          $10,002            0.02%

STANDARD & POORS(R)500 COMPOSITE STOCK PRICE INDEX
  PERIOD ENDED     GROWTH OF          TOTAL
    10/31/00       $10,000           RETURN
------------------ -----------   ---------------
Inception          $10,333            3.33%

SALOMON SMITH BARNEY BROAD MARKET
INDEX (BMI) WORLD EX-US
  PERIOD ENDED     GROWTH OF          TOTAL
    10/31/00       $10,000           RETURN
------------------ -----------   ---------------
Inception          $ 9,421           (5.79)%

3 Tax-Managed Global Equity Fund

TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

October 31, 2000 (Unaudited)



PERFORMANCE REVIEW
From its January 31, 2000 inception through October 31, 2000, the Tax-Managed Global Equity Fund Class S and Class C shares lost 2.12% and 2.55%, respectively. This compared to a gain of 4.34% for the Russell 3000/(R)/ Index and a loss of 5.79% return for the Salomon Smith Barney BMI World ex-US Index. The S&P/(R)/ 500 Index gained 3.33% for the same period.

The Fund's fiscal period performance was impacted by volatile world markets that offered significant challenges, including the tendency toward changing favor between the growth and value styles. While the underlying Funds' managers attempted to capitalize where possible on these style switches, there was a degree of limitation related to this approach. Given the tax efficient nature of their investment strategies, certain managers generally held their positions through the volatility in order to better manage tax impacts.

PORTFOLIO HIGHLIGHTS
In the US, as well as in international and emerging markets, performance of the Technology, Media and Telecommunications sectors exceeded all others during the first five months of the fiscal year. However, these sectors faced steep corrections during the second half of the year, when value investing was generally favored.

In the US market, small-cap and mid-cap issues emerged as stronger alternatives as compared to their large-cap counterparts during the final months of the fiscal year. This point was illustrated during the calendar quarter ending in September, as the performance differential between style and capitalization was extreme, with the largest capitalization stocks lagging their smaller counterparts significantly. Within the Russell 1000/(R)/ Growth Index, the largest capitalization stocks lost 10.40% for the quarter, while the medium/large-cap tier gained 6.20%.

Within the Russell 1000/(R)/ Value Index, the largest capitalization tier benefited from the switch to value stocks, returning 6.10%, but still trailed the value index's medium/large-cap tier, which returned 11.20%.

From an international perspective, currency movements also had a significant impact on returns. During the first quarter of the fiscal year, a 14% decline in the Euro muted European gains, while the 11% gain in the Yen boosted returns from Japan. While Japan's outlook was strong during the first part of the fiscal period, investors became impatient with the pace of that country's restructuring effort later in the year and returns suffered as a result.

International markets generally lost ground amidst extreme sector rotation, heightened volatility and the "tech wreck", which dramatically cut valuations for technology issues. While Europe held up better than Japan, investors focused on industries worldwide rather than countries, which caused further sell-off among Technology, Media and Telecommunications stocks.

Like their counterparts in developed countries, emerging markets' issues in the Technology, Media and Telecommunications sectors made a strong showing during the first half of the fiscal year, but were responsible for a sizable portion of the downturn that followed. Investors also registered their impatience with the progress of economic reforms and political instability in some countries, including Indonesia, Turkey, Korea, and Taiwan.

The 2000 fiscal year returns for the Tax-Managed Global Equity underlying funds (Class S shares) are as follows: Tax-Managed Large Cap Fund gained 5.00%, International Securities Fund gained 1.38%, Tax-Managed Small Cap Fund returned 11.68%, Diversified Equity Fund gained 3.51%, and Emerging Markets Fund lost 6.38%.


The Fund's fiscal year-end was changed from December 31 to October 31. Information disclosed in the Performance Review and Portfolio Highlights narratives reflects Fund performance results for the 10 month period ended October 31, 2000. The performance results presented on the line graph and the accompanying tables reflect Fund results for 12 month periods ended October 31.

* The Fund commenced operations on January 31, 2000. Index comparisons began on January 31, 2000.

++ The Tax-Managed Global Equity Composite Benchmark is comprised of the following indices: 50% S&P 500/(R)/ Index, 20% Salomon Smith Barney BMI Ex-US, 15% Russell Small Cap Completeness/(TM)/ Index, 10% Russell 1000/(R)/ Index, and 5% IFC Investable Composite Index.

++++ The Standard & Poor's/(R)/ 500 Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++++++ Salomon Smith Barney BMI Index Ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE Index.

         The Russell Small Cap Completeness(TM) Index measures the performance of the companies in the Russell 3000/(R)/ Index excluding the companies in the standard & Poor's/(R)/ 500 Index.

         Russell 1000/(R)/ Index includes the 1,000 largest companies in the Russell 3000/(R)/ Index, the smallest of which is valued at about $1.6 billion. The Russell 1000/(R)/ Index represents the universe of stocks from which most active money managers typically select. The Russell 1000/(R)/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

         International Finance Corporation (IFC) Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of the countries included in the index, calculated on a total-return basis. The investable index reflects the accessibility of markets and individual stocks to foreign investors.

(S)      Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                Tax-Managed Global Equity Fund 4

TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF NET ASSETS

                                                                October 31, 2000

                                                      NUMBER         MARKET
                                                        OF           VALUE
                                                      SHARES           $
                                                    ----------    ------------

INVESTMENTS
Portfolios of the Frank Russell Investment
 Company Series Mutual
 Fund - Class S Shares

DOMESTIC EQUITIES - 75.4%
Quantitative Equity Fund                               76,457        3,384,763
Tax-Managed Large Cap Fund                            816,553       17,041,453
Tax-Managed Small Cap Fund                            461,834        5,154,065
                                                                   -----------
                                                                    25,580,281
                                                                   -----------

INTERNATIONAL EQUITIES - 24.6%
Emerging Markets Fund                                 179,657        1,661,823
International Securities Fund                         105,068        6,672,871
                                                                   -----------
                                                                     8,334,694
                                                                   -----------

TOTAL INVESTMENTS - 100.0%
(identified cost $34,668,218)                                       33,914,975
                                                                   -----------

OTHER ASSETS AND LIABILITIES
Other assets                                                           149,259
Liabilities                                                           (129,164)
                                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES,
 NET - 0.0%                                                             20,095
                                                                   -----------


NET ASSETS - 100.0%                                                 33,935,070
                                                                   ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                  (179,489)
Unrealized appreciation (depreciation)
 on investments                                                       (753,243)
Shares of beneficial interest                                           34,775
Additional paid-in capital                                          34,833,027
                                                                   -----------


NET ASSETS                                                          33,935,070
                                                                   ===========

NET ASSET VALUE, offering and redemption price
 per share:
 Class C ($7,132,746 divided by 733,083
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $      9.73
                                                                   ===========
 Class S ($26,802,324 divided by 2,744,454
   shares of $.01 par value shares of
   beneficial interest outstanding)                                $      9.77
                                                                   ===========


See accompanying notes which are an integral part of the financial statements.

5 Tax-Managed Global Equity Fund

TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS


                                                                        JANUARY 31, 2000*
                                                                       TO OCTOBER 31, 2000
                                                                      ---------------------
INVESTMENT INCOME
 Income distributions from Underlying Funds .........................        $  11,644
                                                                             ---------

EXPENSES
 Advisory fees ......................................................           29,830
 Distribution fees - Class C ........................................           23,043
 Shareholder servicing fees - Class C ...............................            7,685
                                                                             ---------

 Expenses before reductions .........................................           60,558
 Expense reductions .................................................          (29,830)
                                                                             ---------

   Expenses, net ....................................................           30,728
                                                                             ---------

Net investment income (loss)  .......................................          (19,084)
                                                                             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ........................................................         (179,780)
 Capital gain distributions from Underlying Funds ...................           15,272
                                                                             ---------
                                                                              (164,508)
                                                                             ---------

Net change in unrealized appreciation (depreciation) on investments .         (753,243)
                                                                             ---------

Net realized and unrealized gain (loss)  ............................         (917,751)
                                                                             ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............        $(936,835)
                                                                             =========

* Commencement of operations.

  See accompanying notes which are an integral part of the financial statements.

                                                Tax-Managed Global Equity Fund 6

TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                     JANUARY 31, 2000*
                                                                    TO OCTOBER 31, 2000
                                                                   ---------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income (loss) ......................................   $    (19,084)
 Net realized gain (loss) ..........................................       (164,508)
 Net change in unrealized appreciation (depreciation) ..............       (753,243)
                                                                       ------------

   Net increase (decrease) in net assets from operations ...........       (936,835)
                                                                       ------------

DISTRIBUTIONS
 From net investment income
 Class C ...........................................................         (3,469)
 Class S ...........................................................        (11,854)
                                                                       ------------

   Net decrease in net assets from distributions ...................        (15,323)
                                                                       ------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .....     34,887,228
                                                                       ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ........................     33,935,070

NET ASSETS
 Beginning of period ...............................................             --
                                                                       ------------

 End of period .....................................................   $ 33,935,070
                                                                       ============

* Commencement of operations.

See accompanying notes which are an integral part of the financial statements.

7 Tax-Managed Global Equity Fund

TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS C

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                     ----------

NET ASSET VALUE, BEGINNING OF PERIOD ............................    $    10.00
                                                                     ----------

INCOME FROM OPERATIONS
 Net investment income (loss)(a)(b) .............................          (.06)
 Net realized and unrealized gain (loss) ........................          (.19)
                                                                     ----------

   Total income from operations .................................          (.25)
                                                                     ----------

DISTRIBUTIONS
 From net investment income .....................................          (.02)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD ..................................    $     9.73
                                                                     ==========

TOTAL RETURN (%)(c) .............................................         (2.55)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .......................         7,133

 Ratios to average net assets (%):
   Operating expenses, net(d) ...................................          1.00
   Operating expenses, gross(d) .................................          1.20
   Net investment income (loss)(c) ..............................          (.68)

 Portfolio turnover rate (%) ....................................         44.04

* For the period January 31, 2000 (commencement of operations) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Not annualized.
(d)  Annualized.

                                                Tax-Managed Global Equity Fund 8

TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                        2000*
                                                                      ---------


NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $   10.00
                                                                      ---------

INCOME FROM OPERATIONS
 Net investment income (a)(b) .....................................         .01
 Net realized and unrealized gain (loss) ..........................        (.22)
                                                                      ---------

   Total income from operations ...................................        (.21)
                                                                      ---------

DISTRIBUTIONS
 From net investment income .......................................        (.02)
                                                                      ---------

NET ASSET VALUE, END OF PERIOD ....................................   $    9.77
                                                                      =========

TOTAL RETURN (%)(c) ...............................................       (2.12)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands) .........................      26,802

 Ratios to average net assets (%):
   Operating expenses, net (d) ....................................         .00
   Operating expenses, gross (d) ..................................         .20
   Net investment income (c) ......................................         .06

 Portfolio turnover rate (%) ......................................       44.04

*    For the period February 1, 2000 (commencement of sale) to October 31, 2000.
(a)  Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)  Not annualized.
(d)  Annualized.

9 Tax-Managed Global Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

1.   ORGANIZATION

     Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 29 different investment portfolios, referred to as "Funds." These financial statements report on one Fund, which has a distinct investment objective and strategy. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

     The Fund allocates its assets by investing in a combination of Class S shares of the Investment Company's portfolios (the "Underlying Funds"). The Fund will adjust its investments within set limits based on Frank Russell Investment Management Company's ("FRIMCo" or "Advisor") outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. The amounts allocated to each Underlying Fund by the Fund will generally vary within 10% of the percentages specified below:

                                                   ASSET ALLOCATION
               ASSET CLASS/UNDERLYING FUNDS              RANGES
           -----------------------------------  ----------------------
           Equities
            US Equities
              Tax-Managed Large Cap                         50%
              Tax-Managed Small Cap                         15
              Quantitative Equity                           10
            International Equities
              International Securities                      20
              Emerging Markets                               5

     OBJECTIVES OF THE UNDERLYING FUNDS:

     TAX-MANAGED LARGE CAP FUND: To provide capital growth on an after-tax basis by investing principally in equity securities.

     TAX-MANAGED SMALL CAP FUND: To provide capital growth on an after-tax basis by investing principally in equity securities of small capitalization companies.

     QUANTITATIVE EQUITY FUND: To provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index.

     INTERNATIONAL SECURITIES FUND: To provide favorable total return and additional diversification for US investors by investing primarily in equity securities of non-US companies.

     EMERGING MARKETS FUND: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios by investing primarily in equity securities.

     Financial statements of the Underlying Funds can be obtained by calling the Office of Shareholder Inquiries at (800) RUSSEL4, (800) 787-7354.

                                                Notes to Financial Statements 10

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements.

     SECURITY VALUATION: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of 4:00 p.m., or the close of regular trading on the New York Stock Exchange, if earlier. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

     INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost.

     INVESTMENT INCOME: Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES: As a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

     It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Fund.

     The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000 were as follows:

                                                                                         NET
                                                      GROSS            GROSS          UNREALIZED
                                    FEDERAL TAX     UNREALIZED       UNREALIZED      APPRECIATION
                                       COST        APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                  -------------   -------------    --------------   --------------
     Tax-Managed Global Equity    $  34,847,707   $     277,464    $  (1,210,196)   $    (932,732)

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

     The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

     The following classifications have been made to reflect activity for the ten months ended October 31, 2000:

                                UNDISTRIBUTED NET    ACCUMULATED NET        ADDITIONAL
                                INVESTMENT INCOME  REALIZED GAIN (LOSS)  PAID-IN CAPITAL
                                -----------------  --------------------  ---------------
     Tax-Managed Global Equity  $          34,407  $           (14,980)  $      (19,427)

     EXPENSES: Expenses, other than Class specific expenses, are allocated to each Class of shares based upon their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

3.   INVESTMENT TRANSACTIONS

     SECURITIES: During the nine months ended October 31, 2000, purchases and sales of the Underlying Funds (excluding Money Market Fund investments) were as follows:

                                            PURCHASES          SALES
                                          -------------    -------------
     Tax-Managed Global Equity            $  44,519,955    $   9,671,957

11 Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

4.   RELATED PARTIES

     ADVISOR AND ADMINISTRATOR: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company.

     The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Fund's objectives) in the Frank Russell Investment Company Money Market Fund. As of October 31, 2000, the Fund had no amount invested in the Money Market Fund and $737,161,000 represents the investments of other affiliated Funds not presented herein.

     The Fund is charged an advisory fee equal to 0.20% of average daily net assets. For the nine months ended October 31, 2000, the Advisor contractually agreed to waive the advisory fee. The amount of such waiver for the nine months ended October 31, 2000 was $29,830.

     The Fund will not bear any operating expenses. Operating expenses include those expenses arising from accounting, administrative custody, auditing, legal and transfer agent services. They do not include expenses attributable to advisory fees (which are currently waived by FRIMCo), any Rule 12b-1 distribution fee, any shareholder service fees, or any nonrecurring extraordinary expenses. The Fund's operating expenses are borne either by the Underlying Funds in which the Fund invests or by FRIMCo. This arrangement is governed by Special Servicing Agreements among each of the affected Funds and FRIMCo. Those agreements are entered into on a yearly basis and must be re-approved annually by the Investment Company's Board of Trustees.

     TRANSFER AGENT: The Fund has a contract with FRIMCo to provide transfer agent services to the Investment Company. The Underlying Funds have borne this expense.

     DISTRIBUTOR AND SHAREHOLDER SERVICING: Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of FRIMCo, serves as distributor for all Investment Company portfolio shares, including Class C and Class S shares of the Fund.

     The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of the Fund's Class C shares on an annual basis.

     In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C shares on an annual basis.

     Accrued shareholders servicing and distribution fees payable to affiliates as of October 31, 2000 were $5,644.

     BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $55,000 per year plus out-of-pocket expenses. Total Trustee expense for the ten months ended October 31, 2000 and the year ended December 31, 1999 was paid by the Underlying Funds of FRIMCo under the aforementioned Special Servicing Agreements.

                                                Notes to Financial Statements 12

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

October 31, 2000

5.   FUND SHARE TRANSACTIONS

     Share transactions for the ten months ended October 31, 2000 were as follows:

                                                      SHARES         DOLLARS
                                                   ------------    ------------
                                                       2000            2000
                                                   ------------    ------------
 TAX-MANAGED GLOBAL EQUITY
     CLASS C (a)
     Proceeds from shares sold                          733,886    $  7,346,668
     Proceeds from reinvestment of distributions            300           3,118
     Payments for shares redeemed                        (1,103)        (11,781)
                                                   ------------    ------------
     Net increase (decrease)                            733,083       7,338,005
                                                   ------------    ------------
     CLASS S (b)
     Proceeds from shares sold                        3,023,662      30,260,392
     Proceeds from reinvestment of distributions          1,138          11,801
     Payments for shares redeemed                      (280,346)     (2,722,970)
                                                   ------------    ------------
     Net increase (decrease)                          2,744,454      27,549,223
                                                   ------------    ------------
     Total increase (decrease)                        3,477,537    $ 34,887,228
                                                   ============    ============


     (a) Fund share transactions are for the period January 31, 2000 (commencement of sale of shares) to October 31, 2000.

     (b) Fund share transactions are for the period February 1, 2000 (commencement of sale of shares) to October 31, 2000.


6.   LINE OF CREDIT

     The Investment Company and several affiliated Funds (the "Participants") share in a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of .10% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Participants. Interest, at the Federal Fund Rate plus .50% annually (Federal Fund Rate plus 1.75% prior to and including February 27, 2000), is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 10 percent of the value of its net assets under the agreement. The agreement will expire December 30, 2000. The Funds did not have any drawdowns during the ten months ended October 31, 2000.

7.   BENEFICIAL INTEREST

     As of October 31, 2000, the Fund has one or more shareholders with shares of beneficial interest of greater than 10% of the total outstanding shares of each respective Fund or Class:

                                                        %
                                                    ---------
        Tax-Managed Global Equity - Class S            11.5

13 Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Frank Russell Investment Company Tax-Managed Global Equity Fund (the "Fund")) at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
December 15, 2000

                                            Report of Independent Accountants 14

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Kristianne Blake
 Lee C. Gingrich
 Eleanor W. Palmer
 Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
 George F. Russell, Jr.

OFFICERS
 Lynn L. Anderson, Chairman of the Board and President
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 1001 Fourth Avenue Plaza
 Suite 4200
 Seattle, WA 98154

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS OF UNDERLYING FUNDS

QUANTITATIVE EQUITY FUND
 Barclays Global Investors, San Francisco, CA
 Franklin Portfolio Associates, LLC, Boston, MA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 J.P. Morgan Investment Management, Inc., New York, NY

TAX-MANAGED LARGE CAP FUND
 J.P. Morgan Investment Management, Inc., New York, NY

TAX-MANAGED SMALL CAP FUND
 Geewax, Terker & Company, Phoenixville, PA

EMERGING MARKETS FUND
 Foreign & Colonial Emerging Markets Limited, London, England
 Genesis Asset Managers Limited, London, England
 Nicholas Applegate Capital Management, San Diego, CA
 Sanford C. Bernstein & Co., Inc., New York, NY
 Schroder Investment Management North America Limited, New York, NY

INTERNATIONAL SECURITIES FUND
 Delaware International Advisers Ltd., London, England
 Driehaus Capital Management, Inc., Chicago, IL
 Fidelity Management Trust Company, Boston, MA
 J.P. Morgan Investment Management, Inc., New York, NY
 Marvin & Palmer Associates, Inc., Wilmington, DE
 Mastholm Asset Management, LLC, Bellevue, WA
 Montgomery Asset Management, LLC, San Francisco, CA
 Oechsle International Advisors, LLC, Boston, MA
 Sanford C. Bernstein & Co., Inc., New York, NY
 The Boston Company Asset Management, Inc., Boston, MA


This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

15 Manager, Money Managers and Service Providers

[LOGO OF FRANK RUSSELL INVESTMENT COMPANY]

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402

253-627-7001
800-787-7354
Fax: 253-591-3495

www.russell.com                                                 36-08-086 (1000)